UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

JAMES L. LIPSCOMB, ESQ.

Executive Vice President & General Counsel

MetLife Group, Inc.

200 Park Avenue

New York, New York 10166-0188

(Name and address of agent for service)

Copy to:

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: July 1, 2005 to December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

MetLife®

Metropolitan Series Fund, Inc.

Annual Report

December 31, 2005

Metropolitan Series Fund, Inc.

Table of Contents

Letter from the President	MSF-1
Portfolio Management Commentary
MetLife Conservative Allocation Portfolio	MSF-2
MetLife Conservative to Moderate Allocation Portfolio	MSF-4
MetLife Moderate Allocation Portfolio	MSF-6
MetLife Moderate to Aggressive Allocation Portfolio	MSF-8
MetLife Aggressive Allocation Portfolio	MSF-10

BlackRock Investment Trust Portfolio	MSF-12
BlackRock Large Cap Value Portfolio	MSF-14
BlackRock Legacy Large Cap Growth Portfolio	MSF-16
Capital Guardian U.S. Equity Portfolio	MSF-18
Davis Venture Value Portfolio	MSF-20
FI Value Leaders Portfolio	MSF-22
Harris Oakmark Large Cap Value Portfolio	MSF-24
Jennison Growth Portfolio	MSF-26
MetLife Stock Index Portfolio	MSF-28
MFS Investors Trust Portfolio	MSF-30
T. Rowe Price Large Cap Growth Portfolio	MSF-32
Zenith Equity Portfolio	MSF-34

BlackRock Aggressive Growth Portfolio	MSF-36
FI Mid Cap Opportunities Portfolio	MSF-38
Harris Oakmark Focused Value Portfolio	MSF-40
MetLife Mid Cap Stock Index Portfolio	MSF-42
Neuberger Berman Mid Cap Value Portfolio	MSF-44

BlackRock Strategic Value Portfolio	MSF-46
Franklin Templeton Small Cap Growth Portfolio	MSF-48
Loomis Sayles Small Cap Portfolio	MSF-50
Russell 2000 Index Portfolio	MSF-52
T. Rowe Price Small Cap Growth Portfolio	MSF-54

FI International Stock Portfolio	MSF-56
Morgan Stanley EAFE Index Portfolio	MSF-58
Oppenheimer Global Equity Portfolio	MSF-60

BlackRock Diversified Portfolio	MSF-62
MFS Total Return Portfolio	MSF-64

BlackRock Bond Income Portfolio	MSF-66
Lehman Brothers Aggregate Bond Index Portfolio	MSF-68
Salomon Brothers Strategic Bond Opportunities Portfolio	MSF-70
Salomon Brothers U.S. Government Portfolio	MSF-72

BlackRock Money Market Portfolio	MSF-74

Shareholder Expense Example	MSF-75

Financial Statements
MetLife Conservative Allocation Portfolio	MSF-80
MetLife Conservative to Moderate Allocation Portfolio	MSF-84
MetLife Moderate Allocation Portfolio	MSF-88
MetLife Moderate to Aggressive Allocation Portfolio	MSF-92
MetLife Aggressive Allocation Portfolio	MSF-96

BlackRock Investment Trust Portfolio	MSF-100
BlackRock Large Cap Value Portfolio	MSF-107
BlackRock Legacy Large Cap Growth Portfolio	MSF-114
Capital Guardian U.S. Equity Portfolio	MSF-120
Davis Venture Value Portfolio	MSF-126
FI Value Leaders Portfolio	MSF-132
Harris Oakmark Large Cap Value Portfolio	MSF-141
Jennison Growth Portfolio	MSF-147
MetLife Stock Index Portfolio	MSF-153
MFS Investors Trust Portfolio	MSF-164
T. Rowe Price Large Cap Growth Portfolio	MSF-170
Zenith Equity Portfolio	MSF-177

BlackRock Aggressive Growth Portfolio	MSF-181
FI Mid Cap Opportunities Portfolio	MSF-187
Harris Oakmark Focused Value Portfolio	MSF-193
MetLife Mid Cap Stock Index Portfolio	MSF-198
Neuberger Berman Mid Cap Value Portfolio	MSF-208

BlackRock Strategic Value Portfolio	MSF-214
Franklin Templeton Small Cap Growth Portfolio	MSF-221
Loomis Sayles Small Cap Portfolio	MSF-228
Russell 2000 Index Portfolio	MSF-236
T. Rowe Price Small Cap Growth Portfolio	MSF-258

FI International Stock Portfolio	MSF-266
Morgan Stanley EAFE Index Portfolio	MSF-274
Oppenheimer Global Equity Portfolio	MSF-288

BlackRock Diversified Portfolio	MSF-295
MFS Total Return Portfolio	MSF-308

BlackRock Bond Income Portfolio	MSF-321
Lehman Brothers Aggregate Bond Index Portfolio	MSF-332
Salomon Brothers Strategic Bond Opportunities Portfolio	MSF-345
Salomon Brothers U.S. Government Portfolio	MSF-360

BlackRock Money Market Portfolio	MSF-366

Notes to Financial Statements	MSF-371

Report of Independent Registered Public Accounting Firm	MSF-385

Shareholder Votes	MSF-386

Directors and Officers	MSF-388

Board Approval of Agreements	MSF-391

Not all Portfolios are available under every product.

Please refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE® Index, Lehman Brothers sponsors the Lehman Brothers® Aggregate Bond Index, Standard & Poor’s sponsors the S&P 500® Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000® Index (together referred to as the “index sponsors”). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Metropolitan Series Fund, Inc.’s (the “Fund’s”) Portfolios (the “Portfolios”) or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets, or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsor, and references thereto have been made with permission. The Fund’s Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life Insurance Company and the Fund.

Letter from the President

February 2006

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2005 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

You have the opportunity to join other policyholders and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

Hugh McHaffie

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Conservative Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 4.1% compared to the 11.4% return of the Wilshire 5000 Stock Index1 and the 2.1% return of the Lehman Brothers Universal Bond Index.2 Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index,3 a 64% allocation to the Lehman Brothers Universal Bond Index, a 16% allocation to the Wilshire 5000 Stock Index, and a 4% allocation to the Morgan Stanley Capital International EAFE Index.4 During the eight-month period ending December 31, 2005, the blended benchmark returned 4.0%.

PORTFOLIO REVIEW

Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Conservative Allocation Portfolio is a “fund of funds” that invests in other portfolios of Metropolitan Series Fund, Inc. (the “Fund”) and Met Investors Series Trust. The Portfolio’s initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the Fund’s five Asset Allocation Portfolios as measured by its potential risk.

* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must (i) be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; (ii) be dollar-denominated and (iii) include bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2005

	MetLife Conservative Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
Since Inception	4.1%	4.0%	11.4%	2.1%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2005

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	26.8%
Metropolitan Series Fund, Inc.—Salomon Brothers Strategic Bond Opportunities Portfolio, (Class A)	17.9%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	15.9%
Metropolitan Series Fund, Inc.—Salomon Brothers U.S. Government Portfolio, (Class A)	11.9%
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	6.0%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	4.1%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	3.0%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	2.1%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	2.0%
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	2.0%

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Conservative to Moderate Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 6.4% compared to the 11.4% return of the Wilshire 5000 Stock Index1 and the 2.1% return of the Lehman Brothers Universal Bond Index.2 Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 48% allocation to the Lehman Brothers Universal Bond Index, a 32% allocation to the Wilshire 5000 Stock Index, and an 8% allocation to the Morgan Stanley Capital International EAFE Index4. During the eight-month period ending December 31, 2005, the blended benchmark returned 6.1%.

PORTFOLIO REVIEW

Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Conservative to Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. (the “Fund”) and the Met Investors Series Trust. The Portfolio’s initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the Fund’s five Asset Allocation Portfolios as measured by potential risk.

* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2005

	MetLife Conservative to Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
Since Inception	6.4%	6.2%	11.4%	2.1%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	21.8%
Metropolitan Series Fund, Inc.—Salomon Brothers Strategic Bond Opportunities Portfolio, (Class A)	14.9%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	7.9%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7.1%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	7.0%
Metropolitan Series Fund, Inc.—Salomon Brothers U.S. Government Portfolio, (Class A)	6.9%
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	5.9%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	4.2%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4.0%
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	4.0%

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Moderate Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 8.7% compared to the 11.4% return of the Wilshire 5000 Stock Index1 and the 2.1% return of the Lehman Brothers Universal Bond Index.2 Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 32% allocation to the Lehman Brothers Universal Bond Index, a 48% allocation to the Wilshire 5000 Stock Index, and a 12% allocation to the Morgan Stanley Capital International EAFE Index4. During the eight-month period ending December 31, 2005, the blended benchmark returned 8.2%.

PORTFOLIO REVIEW

Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. (the “Fund”) and the Met Investors Series Trust. The Portfolio’s initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the “middle” of the Fund’s five Asset Allocation Portfolios as measured by its potential risk.

* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2005

	MetLife Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
Since Inception	8.7%	8.5%	11.4%	2.1%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2005

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	17.8%
Metropolitan Series Fund, Inc.—Salomon Brothers Strategic Bond Opportunities Portfolio, (Class A)	11.9%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	11.0%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	11.0%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	7.0%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	6.3%
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	5.0%
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	5.0%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	4.1%
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	4.0%

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Moderate to Aggressive Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 10.9% compared to the 11.4% return of the Wilshire 5000 Stock Index1 and the 2.1% return of the Lehman Brothers Universal Bond Index.2 Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 16% allocation to the Lehman Brothers Universal Bond Index, a 64% allocation to the Wilshire 5000 Stock Index, and a 16% allocation to the Morgan Stanley Capital International EAFE Index4. During the eight-month period ending December 31, 2005, the blended benchmark returned 10.3%.

PORTFOLIO REVIEW

Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Moderate to Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. (the “Fund”) and the Met Investors Series Trust. The Portfolio’s initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the Fund’s five Asset Allocation Portfolios as measured by potential risk.

* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2005

	MetLife Moderate to Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
Since Inception	10.9%	10.8%	11.4%	2.1%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	14.9%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	14.0%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	9.0%
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	8.8%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	8.3%
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	6.1%
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	6.0%
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	5.0%
Metropolitan Series Fund, Inc.—Salomon Brothers Strategic Bond Opportunities Portfolio, (Class A)	4.9%

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Aggressive Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 12.7% compared to the 11.4% return of the Wilshire 5000 Stock Index1 and the 2.1% return of the Lehman Brothers Universal Bond Index.2 Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Stock Index and a 20% allocation to the Morgan Stanley Capital International EAFE Index3. During the eight-month period ending December 31, 2005, the blended benchmark returned 12.5%.

PORTFOLIO REVIEW

Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. (the “Fund”) and the Met Investors Series Trust. The Portfolio’s initial target allocations were 100% in equity investments and 0% in fixed income investments, although the other Portfolios in which the Aggressive Allocation Portfolio invests may have held cash during the period. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the Fund’s five Asset Allocation Portfolios as measured by its potential risk.

* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2005

	MetLife Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
Since Inception	12.7%	12.6%	11.4%	2.1%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2005

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	16.9%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	16.8%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	10.3%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	10.0%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	8.0%
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	7.9%
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	7.9%
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	6.0%
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	5.0%
Met Investors Series Trust—T. Rowe Price Mid Cap Growth Portfolio, (Class A)	3.0%

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the BlackRock Investment Trust Portfolio returned 3.6%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 5.8% over the same period.

PORTFOLIO REVIEW

With investor focus on the level of energy prices, the direction of interest rates, a flattening yield curve, a possible economic “soft patch” during the first half of the year, and the ultimate impact of the devastating weather disaster in the Gulf region during the second half of the year, the U.S. equity market gyrated throughout 2005. Ultimately, on the strength of an almost 4% rally in November, the S&P 500 finished the year up 4.9%.

Not all segments of the equity market were positive however. Two sectors actually produced negative returns. The Telecommunication and Consumer Cyclical sectors were down about 9% and 7% respectively. Leading the market up were the Energy and Utilities sectors up over 29% and 13% respectively.

The dominance of value stocks over growth stocks had reached the five-year mark at the end of the first quarter of 2005. Although growth stocks showed some strength during the remainder of the year, the Russell 1000 Value Index3 still edged out the Russell 1000 Growth Index4 by 1.8% for the entire year. Large cap stocks (Russell 1000 Index)5 outpaced small cap stocks (Russell 2000 Index)6 by 1.7% over this same period, reversing a multi-year trend of small cap leadership. However, within the size categories, mid cap stocks (Russell Midcap Index)7 were the strongest, advancing over 12.7% for 2005.

With the completion of the BlackRock/State Street Research merger at the end of January, the Investment Trust Portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500 Index and about 300 other large and medium capitalization companies. Using a multifactor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics of the S&P 500 Index.

The performance of the BlackRock core quantitative model can be clearly divided into two periods. During the first half of 2005 the model was solidly predictive and the Portfolio outperformed the index. During the second half of the year, with investors seemingly preoccupied by macro issues, the model faltered and the Portfolio under performed. Evaluated across the entire year, the model was flat to modestly positive. Both the valuation and earnings expectation components of the model were consistent with the overall model. Estimate Momentum and Earnings Revisions Up on the Earnings Expectation side and Forecast Earnings to Price on the Valuation side were the only positive individual factors. Earnings Revisions Down, Return on Equity and Book to Price were the least predictive factors.

Analyzing the sectors where stock selection had the greatest impact on relative performance, Consumer Cyclicals, Energy, and Basic Materials were the strongest performing sectors. Within these sectors, specific names that helped relative performance include Nordstrom, ConocoPhillips, Valero, Newfield Exploration, Consol Energy, and Georgia Pacific. All of these names were highly ranked by the model and were held in the Portfolio during the period. The strength of these sectors was overwhelmed by the weak relative performance in Technology, Consumer Non-Cyclicals and Commercial Services sectors. The Portfolio was hurt by an overweight in several poor performing stocks, such as IBM, Qlogic, Archer Daniels Midland, Energizer, and Cendant; and an underweight in the strong performing Apple Computer and Boeing.

* On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Investment Trust Portfolio to BlackRock Investment Trust Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S.equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

7 The Russell Midcap Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2005

	BlackRock Investment Trust Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	3.6%	3.3%	3.5%	4.9%
5 Years	-1.7	N/A	N/A	0.5
10 Years	7.4	N/A	N/A	9.1
Since Inception	—	-0.7	-0.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/16/83, 5/01/01 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
General Electric Co.	4.4%
Microsoft Corp.	3.0%
Bank of America Corp.	2.6%
Intel Corp.	2.5%
Exxon Mobil Corp.	2.5%
Pfizer, Inc.	2.3%
International Business Machines Corp.	1.9%
Wachovia Corp.	1.7%
ConocoPhillips	1.7%
Altria Group, Inc.	1.6%

Top Sectors

% of Equity Market Value
Financials	21.3%
Technology	17.2%
Health Care	12.8%
Energy	9.1%
Consumer (non-cyclical)	7.7%
Consumer (cyclicals)	7.1%
Industrials	6.4%
Consumer Services	5.0%
Utility	3.5%
Telecommunications	3.1%

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the BlackRock Large Cap Value Portfolio returned 6.0%, compared to its benchmark, the Russell 1000 Value Index1, which returned 7.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 4.8% over the same period.

PORTFOLIO REVIEW

With investor focus on the level of energy prices, the direction of interest rates, a flattening yield curve, a possible economic “soft patch” during the first half of the year, and the ultimate impact of the devastating weather disaster in the Gulf region during the second half of the year, the U.S. equity market gyrated throughout 2005. Ultimately, on the strength of an almost 4% rally in November, the S&P 500 finished the year up 4.9%.

Not all segments of the equity market were positive however. Two sectors actually produced negative returns. The Telecommunication and Consumer Cyclical sectors were down about 9% and 7% respectively. Leading the market up were the Energy and Utilities sectors up over 29% and 13% respectively.

The dominance of value stocks over growth stocks had reached the five-year mark at the end of the first quarter of 2005. Although growth stocks showed some strength during remainder of the year, the Russell 1000 Value Index still edged out the Russell 1000 Growth Index3 by 1.8% for the full year. Large cap stocks (Russell 1000 Index4) outpaced small cap stocks (Russell 2000 Index5) by 1.7% over this same period reversing a multi-year trend of small cap leadership. However, within the size categories, mid cap stocks (Russell Midcap Index6) were the strongest, advancing over 12.7% for 2005.

With the completion of the BlackRock/State Street Research merger at the end of January, the Portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics similar to those of the Russell 1000 Value Index.

The performance of the BlackRock value quantitative model was flat to modestly predictive during 2005. Both the valuation and earnings expectation components of the model were consistent with the overall model. Estimate Momentum and Earnings Revisions Up on the Earnings Expectation side and Forecast Earnings to Price on the Valuation side along with Price Momentum were the most predictive individual factors. Earnings Revisions Down, Return on Equity and Earnings Surprise were the least predictive factors.

Analyzing the sectors where stock selection had the greatest impact on relative performance, Basic Materials, Energy, and Consumer Cyclicals were the strongest performing sectors. Within these sectors, specific names that helped relative performance include Consol Energy, Phelps Dodge, Amerada Hess, Valero, Cummins, and Barnes & Noble. All of these names were highly ranked by the model and held in the Portfolio during the period. The strength of these sectors was offset by the weak relative performance in the Technology, Consumer Non-Cyclicals and Healthcare sectors. The Portfolio was hurt by overweight positions in several poor performing stocks, Kroger, Energizer, Pfizer; and an underweight position in the strong performing Hewlett Packard.

* On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Large Cap Value Portfolio to BlackRock Large Cap Value Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Russell Midcap Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2005

	BlackRock Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	6.0%	5.6%	5.7%	7.1%
Since Inception	7.5	13.8	7.4	8.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/01/02, 7/30/02 and 5/01/02, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	4.6%
Bank of America Corp.	4.4%
Pfizer, Inc.	3.3%
Citigroup, Inc.	2.9%
ConocoPhillips	2.4%
Wachovia Corp.	2.4%
General Electric Co.	2.3%
AT&T, Inc.	2.2%
JPMorgan Chase & Co.	1.8%
PPL Corp.	1.7%

Top Sectors

% of Equity Market Value
Financials	36.7%
Energy	13.2%
Utility	6.8%
Health Care	6.7%
Technology	6.2%
Consumer Services	5.8%
Telecommunications	5.3%
Consumer (non-cyclicals)	5.2%
Basic Materials	4.3%
Consumer (cyclicals)	3.5%

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned 7.0%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 5.3%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 7.3% over the same period.

PORTFOLIO REVIEW

Equity markets delivered modest returns during the fourth quarter on the heels of subdued energy prices and economic strength. The S&P 500 Index3 ended the quarter with a gain of 2.1%, leaving the Index up 4.9% for 2005, and marking the third consecutive year of gains. However, strong earnings growth among companies did little to propel market returns during the year, as investors focused on elevated oil prices, interest rates, and a susceptible housing market.

In this environment, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index. The Portfolio benefited from strong stock selection across a number of sectors including, information technology, health care, financials and materials. Stock selection decisions in consumer staples, consumer discretionary, and industrials created a modest drag on return comparisons. Additionally, our overweight to the energy sector helped to drive both absolute and relative gains higher over the course of the year.

Stock selection decisions within the information technology sector led to favorable return comparisons during the year, as the Portfolio’s positions tended to significantly outperform benchmark holdings. Among information technology holdings, Internet service provider Google was the top individual contributor to relative gains during the year. Google continues to benefit from robust trends in their paid search business, as an increasing number of companies are shifting their marketing spending from traditional media such as print and radio towards the Internet. Software proved to be another area of strength within the technology segment of the Portfolio. Customer relationship management software provider Salesforce.com posted impressive gains, rising over 70% in the portfolio. Expanded distribution of the firm’s on demand CRM software has helped to accelerate earnings, and deliver strong investment returns. Additionally, our avoidance of troubled blue chips such as International Business Machines and Dell Inc. added value relative to the benchmark.

Broad-based strength among our positions in the financials sector bolstered both absolute and relative returns during 2005. Good stock selection propelled gains, with holdings such as diversified asset manager Franklin Resources and futures exchange operator Chicago Mercantile Exchange making the largest contributions to performance.

Despite modest fourth quarter losses, energy finished 2005 as the top performing area of the market due to the fundamental backdrop of rising energy prices boosting profitability across the sector. Our overweight to the sector was instrumental in delivering above benchmark returns over the course of the year, with key contributions coming from a variety of companies including oil services firm Schlumberger, exploration and production companies, EOG Resources and Newfield Exploration, and Consol Energy in the coal industry.

Select positions in both consumer segments, as well as the industrials sector, had a negative impact on returns. Within consumer staples, cosmetics manufacturer Avon Products was the largest detractor, while the major source of underperformance in the consumer discretionary sector was audio equipment maker Harman International. Weakness in industrials can be largely attributed to a position in conglomerate Tyco International. After a strong 2003 and 2004, Tyco struggled throughout 2005, and we sold our position on concerns that the company cannot sustain growth.

* On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Large Cap Growth Portfolio to BlackRock Legacy Large Cap Growth Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2005

	BlackRock Legacy Large Cap Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	7.0%	6.8%	6.9%		5.3%
5 Years	-1.5	N/A	N/A	-	3.6
10 Years	8.5	N/A	N/A		6.7
Since Inception	—	11.7	-1.8		—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Microsoft Corp.	4.9%
General Electric Co.	4.9%
Google, Inc. (Class A)	3.9%
The Procter & Gamble Co.	3.4%
UnitedHealth Group, Inc.	3.1%
Yahoo!, Inc.	3.0%
St. Jude Medical, Inc.	2.7%
American Express Co.	2.7%
CONSOL Energy, Inc.	2.6%
Johnson & Johnson	2.6%

Top Sectors

% of Total Net Assets
Information Technology	27.6%
Health Care	23.3%
Consumer Discretionary	10.2%
Energy	10.2%
Financials	8.6%
Industrials	8.4%
Consumer Staples	7.9%
Materials	1.6%
Telecommunications	0.7%
Cash/Other	1.8%

MSF-17

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 5.8%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe2, was 6.7% over the same period.

PORTFOLIO REVIEW

A rally late in the year brought equity results for the full year into respectable territory. Equity markets were supported all year by solid corporate results and strong economic growth. Profits grew at a double-digit pace for the third consecutive year, while economic growth exceeded expectations despite being tested by higher energy prices, devastating hurricanes, and rising short-term interest rates.

Many economically sensitive companies, especially those in the materials and industrial sectors, rose sharply after having languished for most of the year. Conversely, defensive areas such as utilities and consumer staples lagged after posting better-than-average returns in previous quarters. Growth stocks outperformed value stocks for the year’s final three quarters, though they underperformed for the full calendar year.

Similarly, stocks in the financial sector ended the year on a high note after trailing the market for most of the year. Profits among financial stocks were strong all year especially in the area of investment banking, thanks to the high volume of mergers and acquisitions.

Information technology stocks, which were flat over the first nine months of the year, rose during the fourth quarter to end the year up slightly. Technology stocks were helped by improved earnings guidance and growing consumer demand, and, in the area of semiconductors, by tighter capacity and the emerging view that flash memory would play a larger role in the next generation of consumer products.

The energy sector was the best-performing sector by far for the full year. Integrated oil stocks slid as oil prices fell and Congress considered levying a windfall profits tax on the industry. Oil services companies, however, posted strong returns.

The Portfolio outperformed its benchmark in 2005 due mainly to strong stock selection in the health care sector. The top contributors within the health care sector represented two of the top ten holdings in the portfolio (AstraZeneca and Allergan) as well as Israel-based Teva Pharmaceutical, Wellpoint, Inc., and Amgen. During the later stages of the year, we reduced our exposure to health care somewhat on strength, though we were still overweight relative to the index at the end of year.

The Portfolio also benefited from strong stock selection in the information technology sector, where it was also overweight relative to the index. We felt that certain industry leaders represented in the Portfolio such as Google, KLA-Tencor, and Intel were gaining market share and this is not yet reflected in their valuations. In the semi-conductor equipment area, we owned a number of companies for their highly proprietary products and inexpensive valuations.

Results were also helped by an overweight position in the energy sector, where we emphasized oil services rather than integrated oil companies. Top contributors within the energy sector included Unocal Corp., Schlumberger, Ltd., and Transocean, Inc.

The top overall detractor for the year was stock selection in the financial sector. Our positions in government-sponsored mortgage providers hurt results, as continued uncertainty over their future regulatory oversight caused these stocks to decline. Other areas that detracted from returns during the year were stock selection in the material and utility sectors.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-18

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2005

	Capital Guardian U.S. Equity Portfolio		S&P 500 Index
	Class A	Class B
1 Year	5.8%	5.5%	4.9%
Since Inception	6.5	6.2	6.0

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/01/02. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
General Electric Co.	2.9%
SLM Corp.	2.7%
AstraZeneca, Plc. (ADR)	2.6%
Washington Mutual, Inc.	2.4%
Forest Laboratories, Inc.	2.4%
JPMorgan Chase & Co.	2.3%
Allergan, Inc.	2.1%
Lowe’s Cos., Inc.	2.1%
Microsoft Corp.	2.1%
Wells Fargo & Co.	1.9%

Top Sectors

% of Total Net Assets
Information Technology	21.4%
Health Care	16.7%
Financials	16.5%
Industrials	11.3%
Consumer Staples	9.0%
Consumer Discretionary	8.9%
Energy	7.4%
Matrials	3.1%
Telecommunication Services	2.9%
Utilities	0.9%

MSF-19

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Davis Venture Value Portfolio returned 10.3%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 4.8% over the same period.

PORTFOLIO REVIEW

During the year ended December 31, 2005, the stock market, as measured by the S&P 500 Index, increased by 4.9%. U.S. economic activity, as measured by the inflation-adjusted gross domestic product (“GDP”), increased between 3.3% and 4.1% over each of the first three calendar quarters of the year. Interest rates, as measured by the 10-year Treasury bond, began 2005 at about 4.2%, ranged as low as 4.0% and ended 2005 at about 4.4%.

Energy companies were the most important contributors to the Portfolio’s performance over the year. Energy companies were also the strongest performing sector of the S&P 500 Index. The Portfolio benefited both by investing a larger percentage of its assets in energy companies than did the S&P 500 Index. As a group, the individual energy companies that the Portfolio owned out-performed the average energy company included in the S&P 500 Index. All of the Portfolio’s energy companies performed well, with EOG Resources, Devon Energy, ConocoPhillips, and Occidental Petroleum, all among the Portfolio’s top ten contributors to performance.

The Portfolio’s largest industry group holdings were in diversified financial companies, insurance companies, and consumer staple companies. All three sectors were important contributors to performance. Moody’s (a diversified financial company), Progressive, Loews, and American International Group (three insurance companies), and Altria (a consumer staples company) were among the Portfolio’s top ten contributors to performance.

The Portfolio’s holdings in both consumer discretionary companies and industrial companies detracted from the Portfolio’s performance for the year. Consumer discretionary companies that were among the top ten detractors from performance over the year included Comcast, Gannett, and Autozone (sold in October 2005). Industrial companies which were among the top ten detractors from performance included Tyco and United Parcel Services. Lexmark, an information technology company, and Fifth Third Bancorp, a bank, were also among the top ten detractors from performance. Avon Products (initially purchased in June 2005), a consumer staples company, ranked among the top ten detractors from performance.

The Portfolio had approximately 9% of its holdings invested in foreign companies at December 31, 2005. As a group, the foreign companies owned by the Portfolio under-performed the S&P 500 Index over the year.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-20

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2005

	Davis Venture Value Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	10.3%	10.0%	10.1%	4.9%
5 Years	3.8	N/A	N/A	0.5
10 Years	11.5	N/A	N/A	9.1
Since Inception	—	14.4	4.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 2/20/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more of less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Altria Group, Inc.	5.5%
American Express Co.	5.4%
American International Group, Inc.	4.8%
Tyco International, Ltd.	3.9%
JPMorgan Chase & Co.	3.7%
Costco Wholesale Corp.	3.6%
Golden West Financial Corp.	4.0%
The Progressive Corp.	3.1%
Wells Fargo & Co.	3.2%
Berkshire Hathaway, Inc. (Class A)	2.9%

Top Sectors

% of Total Net Assets
Financial	45.7%
Consumer Staples	14.1%
Energy	10.6%
Consumer Discretionary	6.8%
Industrials	6.2%
Information Technology	5.2%
Materials	4.0%
Healthcare	3.4%
Telecommunications	0.7%
Cash/Other	3.3%

MSF-21

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the FI Value Leaders Portfolio returned 10.7%, compared to its benchmark, the Russell 1000 Value Index1, which returned 7.1%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe2, was 6.3% over the same period.

PORTFOLIO REVIEW

Equities realized positive, but below historical average, returns during the 12-month period ending December 31, 2005. Throughout most of the period, investors generally maintained a cautious stance, as concerns about higher oil prices, rising interest rates and the hurricanes along the Gulf Coast limited market returns. However, a healthy U.S. economy and robust corporate earnings drove stock returns into positive territory. Value stocks continued their strong performance from recent years, as the Russell 3000 Value Index3 outperformed the Russell 3000 Growth Index4. Large-cap stocks, however, managed to break the small-cap streak, as the Russell 1000 Index5 topped the Russell 2000 Index6.

In this environment, the FI Value Leaders Portfolio posted a strong return and outperformed the Russell 1000 Value benchmark. Contributing to performance was security selection within the energy sector, where the Portfolio’s holdings in the energy services industry benefited from higher commodity prices and increased spending by the energy producers. The Portfolio also was helped by its holdings in the health care sector, where it enjoyed strong security selection in the pharmaceuticals and biotechnology industries. Another source of outperformance was an underweighting in the financials sector, and particularly in the poor-performing commercial banks. Detracting from performance relative to the benchmark was negative stock selection in the materials industry, where some chemical and paper-packaging stocks overweighted by the Portfolio lagged the rest of the group. Also hurting performance was an underweighting in the utilities sector. Utilities performed well due to high energy prices and low long-term interest rates, which made the high dividend yields that these stocks typically provide even more attractive.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Direct investment in the Index is not possible.

4 Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Direct investment in the Index is not possible.

5 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-22

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2005

	FI Value Leaders Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	10.7%	10.4%	10.5%	7.1%
5 Years	2.1	N/A	N/A	5.3
10 Years	8.5	N/A	N/A	10.9
Since Inception	—	14.2	2.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 7/30/02 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
American International Group, Inc.	4.5%
Honeywell International, Inc.	3.7%
General Electric Co.	2.9%
Exxon Mobil Corp.	2.7%
Bank of America Corp.	1.7%
JPMorgan Chase & Co.	1.6%
Pfizer, Inc.	1.6%
Halliburton Co.	1.5%
Baxter International, Inc.	1.5%
Hewlett-Packard Co.	1.5%

Top Sectors

% of Total Net Assets
Financials	24.1%
Industrials	14.0%
Energy	13.3%
Health Care	13.0%
Information Technology	10.7%
Consumer Discretionary	9.1%
Materials	5.9%
Consumer Staples	5.5%
Telecommunication Services	3.0%
Utilities	1.0%

MSF-23

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned –1.4%, compared to its benchmark, the Russell 1000 Value Index,1 which returned 7.1%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe,2 was 4.8% over the same period.

PORTFOLIO REVIEW

The most recent period has provided some different challenges compared to previous periods, namely severe compression of equity valuation multiples and low capital market returns for most traditional asset classes. The frustration has only been amplified by company performance that has generally been quite good: corporate profit margins are near peak levels, while earnings have grown at a double-digit rate in each quarter for the past 3 1/2 years.

During 2005 we added quality businesses such as Hewlett-Packard, Intel, and Texas Instruments among others listed below, to the Portfolio.

Hewlett-Packard is both a manufacturer and servicer of high tech equipment, including personal computers, servers, storage devices, printers, networking equipment, and software. The stock has performed well since the appointment of new CEO, Mark Hurd, and the company reported better than expected results during the period.

Intel is the world’s largest semiconductor chipmaker and a technology bellwether. The company’s products include microprocessor chips, boards, and other semiconductor components that are the building blocks to computers, servers, and networking and communications products. The company generated considerable free cash flow.

Texas Instruments is one of the oldest and largest semiconductor makers and is a leader in digital signal processors (DSPs). These DSPs can be found in over half of the wireless phones sold worldwide, as well as in VCRs, automotive systems, and computer modems. We believe Texas Instruments is a high quality semiconductor manufacturer with leading positions in fast growing areas of the chip market.

Other positions initiated during the year include InBev NV and Tyco International.

We eliminated our positions in AmerisourceBergen, Automatic Data Processing, Fannie Mae, Guidant, Kraft Foods, Sungard Data Systems, Toys R Us, and Waste Management during the period.

The main source of the Portfolio’s underperformance was our low weighting in energy stocks, which were the best performers by far in 2005. In addition, our media holdings lagged the market, although we believe the underlying fundamentals of our media stocks are favorable.

Burlington Resources, ConocoPhillips, and Hewlett-Packard had the most significant positive impact on performance during the year. Earnings at Burlington Resources were helped by lower exploration expenses and the continued increase of oil and natural gas prices throughout the year. ConocoPhillips has enjoyed an almost two year run in which its stock price more than doubled, as high petroleum prices and strong refining margins have contributed to what we consider to be strong profitability for the firm. Though Hurricane Katrina temporarily affected the company’s refining capabilities, we believe that ultimately it did not do any long term damage. The firm used its strong cash flow to pay down debt and repurchase stock. As mentioned previously, Hewlett-Packard’s stock price rose during the year due in part to the efforts of the newly appointed CEO to turn around the firm.

Fannie Mae, Comcast Corp., and Gannett had the most significant negative impact on performance during the year. We sold Fannie Mae during the third quarter as a result of further delays in the company’s release of audited financial statements, as well as growing concerns regarding future intense competition in the firm’s mortgage market from banks and other financial institutions. Although Comcast’s stock price dropped 22% during 2005 we feel that Comcast’s fundamentals are solid. We continue to like the stock. Gannett, like much of the newspaper industry, has been under pressure due to declines in circulation and ad revenue. Gannett is currently trading at historically low levels and we continue to believe it is undervalued.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-24

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2005

	Harris Oakmark Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	-1.4%	-1.7%	-1.5%	7.1%
5 Years	7.0	N/A	N/A	5.3
Since Inception	5.1	8.4	4.7	6.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
McDonald’s Corp.	2.9%
Viacom, Inc. (Class B)	2.5%
Washington Mutual, Inc.	2.4%
Time Warner, Inc.	2.4%
Citigroup, Inc.	2.4%
The Home Depot, Inc.	2.3%
First Data Corp.	2.3%
JPMorgan Chase & Co.	2.3%
Yum! Brands, Inc.	2.2%
The Walt Disney Co.	2.2%

Top Sectors

% of Total Market Value
Consumer Discretionary	43.8%
Financials	15.4%
Consumer Staples	12.9%
Information Technology	10.6%
Industrials	7.9%
Health Care	6.2%
Energy	3.2%

MSF-25

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Jennison Growth Portfolio returned 13.9%, compared to its new benchmark, the Russell 1000 Growth Index,1 which returned 5.3%. The Portfolio’s old benchmark, the Standard & Poor’s 500 Index2, returned 4.9%. The benchmark was changed because the portfolio manager feels the Russell 1000 Growth Index better reflects the universe of stocks in which the Portfolio generally invests. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe3, was 7.3% over the same period.

PORTFOLIO REVIEW

The sharp rise in energy prices and the devastating effects of weather across many different parts of the United States (and around the globe) were some of the more notable events that occurred this past year. But their impact on the broader economy and the strength of the U.S. corporate sector appears remarkably small when looked at in the fullness of the year. Indeed, Gross Domestic Product (GDP) grew at better than 3% for much of the year, core inflation, though higher, remained well-contained, solid growth in productivity married with employment and income growth continued, and corporate profits (as measured by the S&P 500 Index) achieved another year of double digit gains.

The Portfolio’s strong gains came from many companies across a number of different industries and sectors leading to above average performance for the whole.

The Portfolio’s Health Care positions had the largest positive impact on total return, driven by a variety of holdings. During the year, companies that brought meaningful scientific advances to the treatment arena or provided services designed to manage the costs of delivering care were rewarded, and the Portfolio benefited significantly from investing in these types of companies. Alcon, Amgen, Genentech, and Roche all benefited from strong product cycles. On the services side, Caremark and the Portfolio’s HMO holdings also posted above market returns

The performance of the Portfolio’s Information Technology holdings was also very strong for the year. Google was the top contributor to returns. Revenues have grown at a triple digit pace driven by sponsored search query, while earnings have developed even more favorably due to the operating leverage that accompanies this level of revenue growth. Another stellar performer, Apple Computer more than doubled during the Fund’s fiscal year, as it continued to benefit from the tremendous success of its iPod family of products.

There were also notable performers in the Consumer sectors. Whole Foods continued to be a consistent and important contributor to performance. The company enjoyed healthy sales and square footage growth and most importantly, very strong same-store-sales. In addition, the productivity of new stores has been exceptional. Chico’s has also been a notable performer. Increased same store sales continue to be the key to their success, while their emerging store concept, “White House Black Market” also saw tremendous growth.

eBay was the greatest detractor from the Portfolio’s returns in 2005, although the majority of weakness came early in 2005. The stock fell on concerns that domestic growth was slowing more than anticipated, coupled with increased investment in emerging markets. We added to our position because we believed that management was very focused on stimulating domestic sales, while the International and Paypal divisions continued to grow at very high rates. Notably, the stock was up significantly at year-end from the lows set in the first quarter as business performance improved.

For the full year, we achieved flat or positive total return from all sectors with the one exception being the Industrials. UPS was a weak performer earlier in the period, as a loss in market share weighed on the stock price. General Electric also underperformed as its modest positive return lagged the stronger return of the market this past fiscal year. Earnings multiple contraction (a broader theme for the market in general in 2005) was the culprit.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-26

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2005

	Jennison Growth Portfolio			Russell 1000 Growth Index	S&P 500 Index
	Class A	Class B	Class E
1 Year	13.9%	13.5%	N/A	5.3%	4.9%
Since Inception	6.2	5.9	21.7%	4.4	6.0

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Google, Inc. (Class A)	3.9%
eBay, Inc.	3.2%
General Electric Co.	3.2%
The Procter & Gamble Co.	2.9%
Schlumberger, Ltd.	2.8%
Yahoo!, Inc.	2.8%
American International Group, Inc.	2.5%
American Express Co.	2.4%
Adobe Systems, Inc.	2.4%
Marvell Technology Group, Ltd.	2.4%

Top Sectors

% of Total Net Assets
Information Technology	33.0%
Health Care	21.0%
Consumer Discretionary	16.0%
Financials	12.0%
Consumer Staples	7.0%
Energy	4.0%
Industrials	3.0%
Telecommunications	1.0%
Cash/Other	3.0%

MSF-27

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the MetLife Stock Index Portfolio returned 4.6%, compared to its benchmark, the Standard & Poor’s 500 Index,1 which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe,2 was -4.5% over the same period.

PORTFOLIO REVIEW

The S&P 500 Index had a positive return for the third consecutive year. Over the three-year period ending December 31, 2005, the S&P 500 Index returned 14.4% annualized. The market had mixed results during 2005. While during the first half of the year, the S&P 500 was in negative territory; the second half saw the market rallying over 5% to finish the full year in positive territory. This was in part due to stronger than expected corporate earnings releases. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 200 basis points since the beginning of the year to 4.25% at year-end. The price of oil surged to $70 per barrel by August, up over 60% from the beginning of the year and closing at approximately $61 per barrel at year-end. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Eight of the ten sectors comprising the S&P 500 Index experienced positive returns for the year. The energy sector, which had a beginning-of-year weight of 7.2%, was the best-performing sector, up 31.4%, providing the largest positive impact to the benchmark return this year. The next best-performing sectors were utilities (2.9% beginning weight), financials (the largest sector with a 20.6% beginning weight) and health care (12.7% beginning weight), returning 16.7%, 6.5% and 6.5%, respectively. The two sectors with negative returns this year were consumer discretionary (11.9% beginning weight) and telecomm services (3.3% beginning weight), down 6.4% and 5.6%, respectively.

The stocks with the largest positive impact on the benchmark return for the year were Apple Computer, up 123.3%; Altria Group, up 27.7%; and Exxon Mobil, up 11.8%. The best performing stock was Valero Energy, up 128.5%. The stocks with the largest negative impact were Dell, down 28.8%; Verizon Communications, down 22.2%; and IBM, down 15.8%. The worst performing stock was Delphi, down 96.3%. There were twenty additions and twenty deletions to the benchmark in 2005.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-28

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2005

	MetLife Stock Index Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	4.6%	4.4%	4.5%	4.9%
5 Years	0.2	N/A	N/A	0.5
10 Years	8.7	N/A	N/A	9.1
Since Inception	—	0.6	1.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
General Electric Co.	3.2%
Exxon Mobil Corp.	3.1%
Citigroup, Inc.	2.2%
Microsoft Corp.	2.1%
The Procter & Gamble Co.	1.7%
Bank of America Corp.	1.6%
Johnson & Johnson	1.6%
American International Group, Inc.	1.6%
Pfizer, Inc.	1.5%
Altria Group, Inc.	1.4%

Top Sectors

% of Total Market Value
Financials	21.2%
Information Technology	15.1%
Health Care	13.3%
Industrials	11.3%
Consumer Discretionary	10.9%
Consumer Staples	9.5%
Energy	9.3%
Utilities	3.4%
Telecomm Services	3.0%
Materials	3.0%

MSF-29

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the MFS Investors Trust Portfolio returned 7.3%, compared to its benchmark, the Standard & Poor’s 500 Index,1 which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe,2 was 5.8% over the same period.

PORTFOLIO REVIEW

Global economies continued to expand during the period. In the United States, growth was robust and core inflation, while rising, remained contained. The unemployment rate hovered around 5.0%. Consumer spending, which accounts for about 70% of the U.S. economy, rose at a rate of 3.0% to 3.5%. Corporate profits increased, but at a slower pace than they did in 2004. Most major global stock indices moved higher despite the steady increase in oil prices over the period.

Consumer wages and business spending on big items moved higher in line with gross domestic product (GDP) growth at rate of about 3.5%. Throughout the year, inflation accelerated in the United States, the “Euro-Zone”, and Britain. As a result, moderate growth and inflation combined to give the U.S. Federal Reserve Board an opening to continue increasing interest rates. In March and April 2005, rising oil prices began to wear on investor confidence, which was further eroded by credit concerns at American traditional stalwarts General Motors and Ford Motor Company. Hurricanes Katrina and Rita caused heightened inflation concerns. Globally, central bankers stepped up efforts to balance the dual challenges of keeping growth at levels that would not also bring higher inflation. Still, most major global stock indices finished the 12-month period higher.

The energy, financial services, and health care sectors were the top contributors to performance relative to the benchmark. Stock selection played the major relative performance in these sectors.

In energy, oilfield services provider Halliburton, energy exploration and production company EOG Resources, offshore drilling firm Noble Corp, Canadian energy producer EnCana, which is not a constituent of the S&P 500 Index, and offshore drilling contractor Transocean were strong contributors in this sector.

Our position in investment management firm Legg Mason, which is not a constituent of the S&P 500 Index, boosted relative results in the financial services sector. In the health care sector, biotech firm Gilead Sciences aided relative performance as the stock outperformed the benchmark over the period.

Individual stocks in other sectors that also contributed to relative results included agrichemical products company Monsanto and computer manufacturer Apple Computer. Although shares of computer giant IBM declined over the entire period, our underweight in the stock boosted relative performance.

Relative to the Portfolio’s benchmark (S&P 500 Index), utilities and communications, transportation, and special products and services were the Portfolio’s top detracting sectors over the period. Stock selection in the utilities and communications sector held back relative performance with wireless service provider Vodafone Group, which is not a constituent of the index, among the Portfolio’s top detractors. Our underweighted position in transportation and stock selection in the special products and services sector also hindered relative returns. No individual stocks within either sector were among the Portfolio’s top detractors.

Although stock selection in the health care sector contributed to overall results, several individual stocks held back relative performance including health care products manufacturer Abbott Laboratories and orthopedic products marketer Zimmer Holdings. Not holding strong-performing oil and gas giant ExxonMobil also dampened investment returns.

Stocks in other sectors that hurt relative results included manufacturing conglomerate Tyco International, software games developer Electronic Arts, home improvement products maker Masco Corp., and beauty supply company Avon Products, which was not held in the Portfolio at year-end. Elsewhere, direct-sale computer vendor Dell and enterprise software giant Oracle also held back returns.

All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for portfolios which may invest in foreign securities to have different currency exposure than the benchmark. During this reporting period, our currency exposure detracted from the Portfolio’s relative performance.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-30

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2005

	MFS Investors Trust Portfolio				S&P 500 Index
	Class A		Class B	Class E
1 Year		7.3%	6.9%	7.1%	4.9%
5 Years	-	0.5	N/A	N/A	0.5
Since Inception		0.0	5.3	0.8	0.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/99, 5/1/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
American International Group, Inc.	3.4%
Johnson & Johnson	2.8%
United Technologies Corp.	2.6%
EMC Corp.	2.3%
Lockheed Martin Corp.	2.1%
Amgen, Inc.	2.1%
Bank of America Corp.	2.1%
Wyeth	2.0%
Reckitt Benckiser, Plc.	1.8%
The Procter & Gamble Co.	1.8%

Top Sectors

% of Total Net Assets
Financial Services	16.9%
Health Care	16.9%
Technology	15.7%
Consumer Staples	10.0%
Energy	9.9%
Industrial Goods & Services	8.2%
Retailing	6.9%
Leisure	4.7%
Basic Materials	4.0%
Utilities & Communications	3.2%

MSF-31

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 6.6%, compared to its benchmark, the Standard & Poor’s 500 Index,1 which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe,2 was 7.3% over the same period.

PORTFOLIO REVIEW

With the price of oil rising for most of the year, energy and utilities stocks dominated the market until the fourth quarter, when they gave back some of their tremendous earlier gains. But higher energy prices and rising interest rates were hard on the consumer, and many consumer-oriented stocks struggled. Growth companies in many sectors—healthcare and technology, for example—had solid business performance, but had a hard time being noticed by investors. As a consequence, value stocks were again ahead of growth stocks for the year. However, growth stocks outperformed value stocks in the second half of 2005 during which strong performances by capital markets firms, healthcare services and biotechnology companies, and Internet companies led the way as oil and utilities stocks slowed.

The Portfolio’s positioning in healthcare made the largest contribution performance. The healthcare-services segment made consistent gains and our stock choices fared especially well. Leading contributors in this area included UnitedHealth and Wellpoint, both of which reported good earnings with continuing improvements in cost and pricing trends. In addition, key holdings in the biotechnology segment, notably Genentech and Gilead Sciences, advanced on positive drug developments.

Even though short-term interest rates rose throughout the year, many segments of the financials sector performed well. On an absolute basis, the financials sector performed well in the Portfolio. Our focus on capital markets companies made a significant contribution on a relative basis as well, with State Street, UBS, Ameritrade, and others posting strong returns. For most of the past year, we focused on capital markets companies because we believed they had good earnings prospects and would not be unduly harmed by the rising interest-rate environment.

Our stock selection in the telecommunications services sector also added value over the benchmark. Most notably, our positions in Latin America wireless provider America Movil and tower operator Crown Castle were strong performers, benefiting from subscriber growth and industry consolidation. At December 31, 2005, we remained overweighted in this sector with a focus on the larger wireless service providers and tower operators.

The good results in these areas helped overcome some challenges. An underweight in the surging energy sector—a common position for a growth portfolio—held us back compared with the benchmark. We were also well exposed to the weakening consumer sectors, and our overweight on media companies in this sector proved especially unhelpful. But the largest detractor for the period was our position in the industrials and business services sector. Many of our chosen stocks, including Cendant, Tyco, and Deere, did not live up to our expectations and weighed down our relative results.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-32

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2005

	T. Rowe Price Large Cap Growth Portfolio			S&P 500
	Class A	Class B	Class E	Index
1 Year	6.6%	6.3%	6.4%	4.9%
5 Years	1.2	N/A	N/A	0.5
Since Inception	5.0	12.8	2.2	2.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
General Electric Co.	3.7%
Microsoft Corp.	3.0%
UnitedHealth Group, Inc.	2.5%
Wal-Mart Stores, Inc.	2.4%
American International Group, Inc.	2.3%
Citigroup, Inc.	2.3%
UBS AG	2.2%
Dell, Inc.	1.8%
Accenture, Ltd. (Class A)	1.8%
American Express Co.	1.7%

Top Sectors

% of Total Net Assets
Information Technology	22.3%
Finanicials	19.3%
Consumer Discretionary	14.8%
Healthcare	14.7%
Industrials	8.3%
Consumer Staples	5.9%
Energy	5.3%
Telecommunications	3.6%
Materials	2.2%
Cash/Other	3.6%

MSF-33

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Zenith Equity Portfolio returned 10.2%, compared to its benchmark, the Standard & Poor’s 500 Index,1 which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe,2 was 5.8% over the same period.

PORTFOLIO REVIEW

During the twelve months ending December 31, 2005, domestic common stocks recovered from weakness earlier in the year to post a 4.9% total return as measured by the Standard & Poor’s 500 Index. Value stocks had slightly better performance than growth stocks for the entire year. Energy and Utilities were by far the best performing sectors, while Consumer Discretionary and Telecommunications trailed.

Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see sections of this report pertaining to each of the Underlying Portfolios.

* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-34

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of December 31, 2005

	Zenith Equity Portfolio	S&P 500 Index
1 Year	10.2%	4.9%
5 Years	1.0	0.5
10 Years	8.8	9.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	33.4%
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	33.4%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	33.2%

MSF-35

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 10.7%, compared to its benchmark, the Russell Midcap Growth Index,1 which returned 12.1%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe,2 was 10.6% over the same period.

PORTFOLIO REVIEW

The U.S. equity market produced modest gains in 2005, with Mid Cap stocks demonstrating the greatest strength for the second consecutive year. Continued economic expansion, which enabled corporations to grow earnings and improve margins, proved to be the catalyst for higher stock prices. The tandem forces of rising interest rates and surging energy prices, however, dampened investor enthusiasm and muted overall returns for the year. While pressuring the consumer and industrial materials manufacturers, rising energy prices lifted the value of energy shares. In 2005, the energy portion of the Russell Midcap Growth Index surged 56% and turned in the best performance of any sector during this period.

In 2005, the energy sector produced the largest absolute and relative gains for the Portfolio. We maintained an overweighted position in the sector throughout the year, and this positioning contributed excellent absolute and relative results. Our top performers in the sector included EOG Resources, Newfield Exploration, and Consol Energy. Our positioning in the consumer discretionary sector also paid off in 2005. This sector underperformed the broader market in 2005 as consumers began to feel the pressure from rising energy prices, and our decision to be underexposed to it aided return comparisons.

While sector positioning boosted the Portfolio’s relative performance in 2005, specific security selection limited the upside and led to the Portfolio’s relative underperformance. Stock selection in the health care sector was the most significant detractor for the year, with the two worst-performing stocks in the Portfolio coming from the biotechnology industry. Biogen and OSI Pharmaceuticals both declined sharply in the first half of the year. The unexpected withdrawal of Tysabri, a major multiple sclerosis drug, dealt a substantial blow to the shares of Biogen in February. OSI Pharmaceuticals declined steadily as its lung cancer drug, Tarceva, failed to generate the expected prescription and revenue growth.

Despite success in the communications equipment industry where Adtran, Inc. and Harris Corp. notably boosted returns, stock selection in information technology also hindered absolute and relative performance in 2005. Weakness was concentrated in the software and IT services industries, two of the strongest areas in technology during the year.

* On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Aggressive Growth Portfolio to BlackRock Aggressive Growth Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similarn investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-36

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of December 31, 2005

	BlackRock Aggressive Growth Portfolio			Russell MidCap Growth Index
	Class A	Class B	Class E
1 Year	10.7%	10.4%	10.5%	12.1%
5 Years	-0.9	N/A	N/A	1.4
10 Years	4.4	N/A	N/A	9.3
Since Inception	—	10.7	1.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/29/88, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2005

Top Holdings

% of Total Net Assets
CONSOL Energy, Inc.	2.7%
Newfield Expolration Co.	2.5%
Ceridian Corp.	2.3%
Avid Technology, Inc.	2.3%
American Tower Corp. (Class A)	2.2%
Williams-Sonoma, Inc.	2.2%
EOG Resources, Inc.	2.1%
Shire Pharmaceuticals Group, Plc. (ADR)	2.0%
Community Health Systems, Inc.	1.9%
WellPoint, Inc.	1.9%

Top Sectors

% of Equity Market Value
Information Technology	26.1%
Health Care	20.9%
Consumer Discretionary	17.0%
Energy	12.9%
Industrials	9.6%
Financials	4.4%
Telecommunications	4.4%
Materials	3.1%
Cash/Other	1.6%

MSF-37

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 6.9%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index,1 which returned 12.6%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe,2 was 10.6% over the same period.

PORTFOLIO REVIEW

Pessimism abounded in 2005 as news flow was flush with stories related to high energy prices, increasing interest rates, inflation fears, and a collapsing housing market. Meanwhile, corporate profits remained robust, consumers continued to spend, and the economy remained on solid footing. The net effect was a stock market that did not make a meaningful move in any direction. The S&P 500 Index3 rose 4.9% during the year. The Fed continued its “measured pace” of rate increases, boosting the Fed Funds Rate eight times during the year. Despite the Fed’s increases, long-term rates remained stubbornly low. The price of oil dominated headlines during the year as it was up more than 60% at one point before retreating toward year-end. This was a boon to energy companies, the returns of which far outpaced that of the rest of the market.

In this environment, the FI Mid Cap Opportunities Portfolio underperformed the S&P MidCap 400 Index. Unfavorable stock picks in the consumer durables sector detracted the most from performance. Chief among them was audio electronics maker, Harman International, which lost ground during the year on competitive concerns. Also detracting from performance was exposure to a cruise line operator that declined amid concerns about the impact of high energy prices. On the positive side, the Portfolio’s overweighted position in energy stocks contributed to relative performance, as oil and natural gas prices crept higher through much of the one-year period. Within the energy sector, the Portfolio also benefited from security selection by emphasizing oilfield equipment makers. Finally, stock picks in the telecommunications sector contributed to relative returns. Chief among them was American Tower Corporation, a wireless infrastructure company, whose stock rose more than 45% during the year.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-38

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MIDCAP 400 INDEX

Average Annual Returns as of December 31, 2005

	FI Mid Cap Opportunities Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
1 Year	6.9%	6.7%	6.7%	12.6%
5 Years	-5.6	N/A	N/A	8.6
Since Inception	8.3	-4.4	-1.9	13.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Harman International Industries, Inc.	7.7%
Sprint Nextel Corp.	6.4%
Safeway, Inc.	3.0%
NIKE, Inc. (Class B)	2.7%
Nokia Corp. (ADR)	2.7%
Tiffany & Co.	2.5%
Empresa Brasileira de Aeronautica S.A. (ADR)	2.2%
Cytyc Corp.	2.2%
American Tower Corp. (Class A)	2.0%
EchoStar Communications Corp. (Class A)	2.0%

Top Sectors

% of Equity Market Value
Consumer Discretionary	31.3%
Infomration Technology	13.8%
Telecommunications Services	13.4%
Industrials	9.8%
Materials	9.8%
Energy	9.2%
Consumer Staples	4.5%
Health Care	4.4%
Financials	2.0%
Utilities	1.2%

MSF-39

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 10.0%, compared to its benchmark, the Russell Midcap Index,1 which returned 12.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe,2 was 8.5% over the same period.

PORTFOLIO REVIEW

The most recent period has provided some different challenges, compared to previous periods, namely severe compression of equity valuation multiples and low capital market returns for most traditional asset classes. The frustration has only been amplified by company performance that has generally been quite good: corporate profit margins are near peak levels, while earnings have grown at a double-digit rate in each quarter for the past 3 1/2 years.

During 2005, we added businesses such as Intel, McDonald’s, and Morgan Stanley, among others listed below, to the Portfolio.

Intel is the world’s largest semiconductor chipmaker and a technology bellwether. The company’s products include microprocessor chips, boards, and other semiconductor components that are the building blocks to computers, servers, and networking and communications products. The company generated considerable free cash flow.

McDonald’s operates and franchises quick-service restaurant businesses under the McDonald’s brand, as well as other names such as Boston Market, in countries around the world. The firm has recently initiated what we believe is a better capital allocation plan with an expanded return on investment focus. We anticipate that McDonald’s emphasis on new menu items will continue to drive revenues and increase margins. The firm has also experienced excellent revenue streams from its franchised stores, and we believe it has a great deal of international growth potential, and enjoys economies of scale that help keep costs low.

Morgan Stanley is a best-in-class investment bank with, we believe, a collection of under-managed, but valuable assets. At December 31, 2005, the company was selling at a significant discount to a sum-of-the-parts valuation as well as trading at a low price/book value compared to its peers.

In addition to the above, we also added CDW Corp., Conseco, Inc., National Semiconductor Corp., The E.W. Scripps Co., The Estee Lauder Cos., Inc., and The Timberland Co. to the Portfolio during the period. We eliminated our positions in Darden Restaurants, Janus Capital Group, Moody’s Corp., Office Depot, Rockwell Collins, and Toys R Us during the period.

Burlington Resources, Omnicare, and Darden Restaurants had the most significant positive impact on performance during the year. Earnings at Burlington Resources were helped by lower exploration expenses and the continued increase of oil and natural gas prices throughout the year. Fundamentals behind Omnicare’s business, in our view, remained strong, as the number of beds served and profitability in pharmacy services have both increased. We believe that Omnicare’s recent acquisition of Neighborcare, along with some smaller strategic deals, have added materially to overall profitability and business value. Darden Restaurants Olive Garden unit was a strong performer. That, along with changes at the Red Lobster unit, helped improve revenues. The firm saw sequential quarterly improvements in operations, and we subsequently sold the stock during the third quarter.

Liz Claiborne, Xerox, and Mattel had the most significant negative impact on performance during the year. Sales at Liz Claiborne slowed during the year as high gasoline prices and low consumer confidence kept shoppers away. Xerox was down as the company reported weak revenue growth. Mattel’s Barbie brand continued to be under pressure from its hipper, more fashion-forward rival, Bratz. The other Mattel brands (Hot Wheels, Fisher Price, American Girl) were doing well.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-40

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP INDEX

Average Annual Returns as of December 31, 2005

	Harris Oakmark Focused Value Portfolio			Russell MidCap Index
	Class A	Class B	Class E
1 Year	10.0%	9.7%	9.8%	12.7%
5 Years	13.3	N/A	N/A	8.5
10 Years	11.4	N/A	N/A	12.5
Since Inception	—	11.2	11.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Sovereign Bancorp, Inc.	7.0%
Washington Mutual, Inc.	5.0%
Omnicare, Inc.	4.3%
H&R Block, Inc.	4.2%
The E.W. Scripps Co. (Class A)	4.0%
Liz Claiborne, Inc.	4.0%
Yum! Brands, Inc.	3.9%
R.R. Donnelley & Sons Co.	3.9%
Burlington Resources, Inc.	3.5%
ARAMARK Corp. (Class B)	3.5%

Top Sectors

% of Total Market Value
Consumer Discretionary	35.4%
Financials	18.3%
Industrials	13.8%
Information Technology	13.5%
Health Care	8.7%
Consumer Staples	6.5%
Energy	3.8%

MSF-41

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 12.3%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index,1 which returned 12.6%.

PORTFOLIO REVIEW

The Standard & Poor’s MidCap 400 Index had a positive return for the third consecutive year. Over the three-year period ending December 31, 2005, the MidCap Index returned 21.1% annualized. MidCap stocks outperformed large cap stocks for the sixth year in a row, beating the S&P 500 Index2 by 7.6% in 2005. The best performance came in May, up 6.0%, while the weakest month was April, down 3.9%. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the U.S. Dollar.

Nine out of ten sectors comprising the Standard & Poor’s MidCap 400 Index experienced positive returns for the year. Energy (6.8% weight in the benchmark) returned 52.7%, having the largest positive impact on the benchmark’s return this year. Energy was also the absolute best performing sector. The second-best performing sector was Health Care (10.7% weight), up 18.1%. Other strong performing sectors during the year were Consumer Staples, up 16.6%; Industrials, up 12.3%; and Utilities, up 10.1%. The Telecomm Services sector (0.5% weight in the benchmark), down 8.0% for the year, was the only sector with a negative return.

The three stocks with the largest positive impact on performance were SanDisk Corp., up 151.6%; Peabody Energy Corp., up 105.0%; and Legg Mason, Inc., up 64.5%. The three stocks with the largest negative impact on performance were Lear Corp., down 52.1%; Harman International, down 22.9%; and Washington Post, down 21.5%.

There were twenty-nine additions and twenty-nine deletions to the benchmark in 2005.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-42

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MIDCAP 400 INDEX

Average Annual Returns as of December 31, 2005

	MetLife Mid Cap Stock Index Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
1 Year	12.3%	12.0%	12.2%	12.6%
5 Year	8.1	N/A	N/A	8.6
Since Inception	8.7	8.8	8.7	8.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	3.8%
Legg Mason, Inc.	1.2%
SanDisk Corp.	1.0%
Peabody Energy Corp.	0.9%
Chico’s FAS, Inc.	0.7%
Smith International, inc.	0.6%
Expeditors International of Washington, Inc.	0.6%
Noble Energy, Inc.	0.6%
Cognizant Technology Solutions Corp. (Class A)	0.6%
Precision Castparts Corp.	0.6%

Top Sectors

% of Total Market Value
Financials	18.9%
Consumer Discretionary	16.3%
Information Technology	15.7%
Industrials	13.4%
Health Care	11.8%
Energy	9.7%
Utilities	7.4%
Materials	4.1%
Consumer Staples	2.3%
Telecomm Services	0.4%

MSF-43

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management, Inc.

Portfolio Manager Commentary

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 12.3%, compared to its benchmark, the Russell Midcap Value Index,1 which returned 12.7%. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe,2 was 8.5% over the same period.

PORTFOLIO REVIEW

Domestic equity markets generated positive total returns for the full year 2005. The Russell Midcap Value Index (RMCV) led the widely followed U.S. indices with a return approaching 13%. Foreign stocks, as measured by the MSCI EAFE Index,3 beat all domestic indices with a gain of roughly 14%. Mid-cap stocks substantially outperformed both large-cap and small cap stocks for the year. Value generally beat growth in all market-cap segments, though the spreads were narrower in mid- and small-cap indices. The Dow Jones Industrial Average and the NASDAQ Composite indices were the lowest returning among the widely followed equity indices in 2005.

Portfolio holdings in Energy and Health Care drove total return over the year. Within Energy, some of our exploration and production and coal mining companies performed particularly well; i.e. XTO Energy, Canadian Natural Resources, Arch Coal, and Peabody Energy. We continued to favor companies involved in coal, oil sands, Barnett shale and other non-conventional sources of oil and gas and believe they are likely to benefit over the long-term from supply constraints and high energy prices. Within Health Care, Coventry Health Care, one of our managed care companies, and Omnicare, a pharmaceutical services company, contributed substantially to total return. We are less enthusiastic about the sector than we were earlier in 2005 given less attractive valuations; we decreased our allocation over the year but remain overweight versus the RMCV Index.

Portfolio holdings within Industrials, Financials and Materials also made positive contributions to 2005 total return. Joy Global and Phelps Dodge were the drivers of performance within Industrials and Materials, respectively, while IndyMac Bancorp and Arch Capital Group were the largest contributors within Financials. We found some attractively valued investment opportunities within Industrials and were overweight in the sector as of year-end.

Consumer Staples was the only sector in the Portfolio to detract from total return. Two particular holdings, Spectrum Brands and NBTY Inc., were to blame. At December 31, 2005, we were underweight in this sector.

Relative to the RMCV Index, the Portfolio benefited from positive stock selection within Health Care, as our holdings rose substantially more than index sector components. The Portfolio’s overweight allocation to Energy also boosted the portfolio’s relative performance; this was, by far, the highest-returning sector in the RMCV.

On the downside, negative stock selection in, and an overweight allocation to, Consumer Discretionary dampened the Portfolio’s relative performance. This was the lowest-returning sector in the index over the one-year period. Lear Corp., an auto parts and equipment company, and home furnishing retailer Pier 1 Imports had the largest negative effect on the Portfolio’s absolute and relative returns. The less-robust performance of our Financials stocks and the overall decline of our Consumer Staples holdings also detracted from our return relative to the RMCV Index.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Value (RMCV) Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-44

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP VALUE INDEX

Average Annual Returns as of December 31, 2005

	Neuberger Berman Mid Cap Value Portfolio			Russell MidCap Value Index
	Class A	Class B	Class E
1 Year	12.3%	11.9%	12.1%	12.7%
5 Years	10.7	N/A	N/A	12.2
Since Inception	14.8	11.4	11.6	11.6

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Canadian Natural Resources, Ltd.	2.4%
Centex Corp.	2.3%
XTO Energy, Inc.	2.2%
TXU Corp.	2.1%
Talisman Energy, Inc.	2.1%
Joy Global, Inc.	2.1%
Hovnanian Enterprises, Inc. (Class A)	2.0%
Arch Coal, Inc.	2.0%
Lennar Corp. (Class A)	2.0%
Terex Corp.	1.9%

Top Sectors

% of Equity Market Value
Consumer Discretionary	28.9%
Energy	22.2%
Financials	18.5%
Industrials	8.2%
Health Care	6.1%
Information Technology	5.4%
Utilities	5.0%
Consumer Staples	3.7%
Materials	2.0%

MSF-45

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the BlackRock Strategic Value Portfolio returned 4.2%, compared to its benchmark, the Russell 2000 Value Index,1 which returned 4.7%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe,2 was 7.6% over the same period.

PORTFOLIO REVIEW

Spiking oil prices, increasing interest rates, and the impact of two major hurricanes in the Gulf Coast made 2005 a challenging year for the domestic equity markets. Despite these headwinds, small cap stocks managed to end the year in positive territory, with the Russell 2000 Index3 gaining 4.6%. Mid cap stocks gained the most ground during the year, followed by their large cap and small cap counterparts. Value stocks outperformed growth stocks across the market capitalization spectrum for the full year. Within the benchmark Russell 2000 Value Index, the energy sector was the clear leader, while the consumer sectors were among those in negative territory. In this environment, the Portfolio underperformed the benchmark, as strength in the energy, consumer discretionary and financial sectors was overshadowed by relative weakness in the information technology and industrial sectors.

Through the first three quarters of the year, energy stocks were on a tear as crude oil prices peaked near $70/barrel in late August. Despite a slight pullback in the fourth quarter, the sector still closed the year up nearly 40%. Within the Portfolio, the combination of solid stock selection and a modest overweight in the sector proved to be the greatest driver of relative performance. Key contributors included exploration and production company, Vintage Petroleum, and coal producer, Foundation Coal. Building on strong gains throughout much of the year, shares of Vintage Petroleum appreciated sharply in mid-October following its announced acquisition by Occidental Petroleum. We took advantage of these gains and sold the stock subsequent to the announcement. At Foundation Coal, better-than-expected second quarter earnings and management raised expectations for 2005 provided the catalyst for strong gains through the second half of the year.

Resilient consumer spending and continued economic growth kept retailers, hotel, restaurant, and gaming names firmly in positive territory for the year. Within the Portfolio, stock selection, particularly among gaming industry names, drove favorable sector comparisons. Boyd Gaming added the most value as the hotel and casino operator rebounded in the fourth quarter. Although hurricanes Katrina and Rita had significantly impacted Boyd’s operations in the Gulf Coast, the company reported third quarter earnings ahead of expectations as growth at its Las Vegas and Atlantic City properties helped offset these losses.

Conversely, stock selection and an overweight in information technology, particularly in communications equipment and semiconductor names, proved to be among the greatest detractors from relative performance during the year. Within the sector, communications equipment holding, Tekelec, was the most notable individual detractor as shares of the telecommunications products producer declined following the resignation of its president/CEO.

The industrials sector was also an area of weakness relative to the benchmark Russell 2000 Value Index. Stock selection was the primary driver of underperformance as allocation within the sector had a modestly positive impact. Portfolio holding, Briggs & Stratton, was among the key detractors. Shares of the maker of engines and generators stumbled early in the year as the company reported disappointing earnings and lowered guidance for 2005. The stock was subsequently sold from the Portfolio in favor of more attractive opportunities.

During the year, the most notable sector weightings relative to the Russell 2000 Value Index included an overweight in consumer discretionary and an underweight in financials. Within consumer discretionary, our allocation to specialty retailers and hotel, restaurant and gaming names accounted for much of the overweight. In financials, we added to sector exposure throughout the year. However, at December 31, 2005, we remained underweight in Real Estate Investment Trusts (REITs).

* On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Aurora Portfolio to BlackRock Strategic Value Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-46

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 VALUE INDEX

Average Annual Returns as of December 31, 2005

	BlackRock Strategic Value Portfolio			Russell 2000 Value Index
	Class A	Class B	Class E
1 Year	4.2%	3.9%	4.0%	4.7%
5 Years	10.5	N/A	N/A	13.6
Since Inception	13.7	7.6	7.6	14.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
The Brinks Co.	3.3%
Walter Industries, Inc.	2.2%
Jarden Corp.	2.1%
Washington Group International, Inc.	2.0%
Sovereign Bancorp, Inc.	2.0%
GTECH Holdings Corp.	2.0%
Banta Corp.	1.9%
Thomas & Betts Corp.	1.9%
National Financial Partners Corp.	1.9%
Affiliated Managers Group, Inc.	1.7%

Top Sectors

% of Total Market Value
Financials	24.8%
Consumer Discretionary	23.1%
Industrials	18.2%
Information Technology	9.6%
Utilities	5.8%
Health Care	4.4%
Materials	4.1%
Energy	3.9%
Consumer Staples	2.8%
Cash/Other	2.8%

MSF-47

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned 4.7%, compared to its benchmark, the Russell 2000 Growth Index,1 which returned 4.2%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe,2 was 7.5% over the same period.

PORTFOLIO REVIEW

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment, and federal spending. The U.S. dollar rallied in 2005, supported by relatively strong domestic economic growth and rising short-term domestic interest rates, as the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25% during the period. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Oil prices remained high during the period, and natural gas prices rose during the second half of the period. Despite these high commodity prices, inflation remained relatively contained. In this environment, the blue chip stocks of the Dow Jones Industrial Average3 posted a one-year total return of 1.7%, while the broader Standard & Poor’s 500 Composite Index4 and the technology-heavy NASDAQ Composite Index5 returned 4.9% and 2.1%, respectively.

During the year, several factors had a positive impact on the Portfolio’s relative performance. An overweighted position compared to the benchmark Russell 2000 Growth Index and stock selection in the industrial services sector supported overall returns, especially our investments in oilfield services and equipment industry stocks. Similarly, stock selection in electronic technology, particularly among electronic equipment and instruments, and telecommunications equipment companies, also aided the Portfolio’s relative results. As a whole, the Portfolio’s transportation sector investments also benefited from stock selection, with our holdings in the trucking industry performing particularly well.

Detractors from performance during the year included the health technology sector, particularly holdings in the biotechnology industry, where stock selection hindered our results. An overweighted position in process industries also delivered unimpressive returns, as that sector generally performed poorly in 2005. Stock selection among retail trade companies was also a detractor. For example, retailers Cost Plus and Tuesday Morning were notable underperforming stocks within the Portfolio.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally regarded to the leade Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million. Direct investment in the Index is not possible.

4 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 NASDAQ Composite Index is a market-weighted index of all common stocks traded over-the-counter that are included in the NASDAQ quotation system. It excludes those listed on an exchange and those with only one market maker. It is an index of predominantly smaller capitalization companies. This is a total return index with dividends reinvested, as calculated by Wilshire Associates. Direct investment in the Index is not possible.

MSF-48

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of December 31, 2005

				Russell 2000 Growth Index
	Franklin Templeton Small Cap Growth Portfolio
	Class A	Class B	Class E
1 Year	4.7%	4.4%	4.5%	4.2%
Since Inception	1.7	1.5	1.6	3.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Silicon Laboratories, Inc.	1.7%
Varian Semiconductor Equipment, Inc.	1.7%
Cal Dive International, Inc.	1.7%
Penn National Gaming, Inc.	1.6%
Forward Air Corp.	1.5%
Flowserve Corp.	1.5%
ViaSat, Inc.	1.4%
Marchex, Inc.	1.4%
Superior Energy Services, Inc.	1.3%
Global Payments, Inc.	1.3%

Top Sectors

% of Total Market Value
Information Technology	33%
Health Care	18%
Industrials	13%
Consumer Discretionary	11%
Financials	11%
Energy	7%
Matrials	4%
Cash/Other	3%

MSF-49

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 6.9%, compared to its benchmark, the Russell 2000 Index,1 which returned 4.6%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe,2 was 5.4% over the same period.

PORTFOLIO REVIEW

We continued to emphasize high-quality investments with prospects for above average capital appreciation across the spectrum of both small cap growth and value stocks. As of December 31, 2005, the Portfolio was close to evenly balanced between misunderstood or undiscovered smaller companies that represented attractive values and small companies with the potential for significant growth. While stock selection is our primary means to drive performance, the overall economic environment certainly is considered when analyzing individual securities. With the general economy decelerating during 2005 and a flattening yield curve indicating that the slowing is likely to continue, our focus modestly shifted toward companies that can grow regardless of the overall market environment and continue to generate wealth for shareholders.

On both an absolute and relative basis, stock selection drove the Portfolio’s performance for the year versus the small cap core indexes and peer group. Stock selection was broadly positive, and accounted for virtually all of the Portfolio’s excess performance as sector weighting was a neutral factor. The strongest contributing sectors for the year included energy, producer durables, and materials and processing. Three of our best stocks for the year were Cal Dive International, LCA Vision Centers and CB Richard Ellis. Cal Dive, a marine construction company serving the offshore oil and natural gas industry, reported sharply higher earnings and improving prospects driven by rising oil and natural gas prices. LCA Vision Centers, an operator of vision correction facilities, reported strong growth numbers due to new technologies and share gains. CB Richard Ellis, a commercial real estate broker, was a beneficiary of the rebounding commercial market and consolidation within the industry. One of the few areas that detracted from performance was the consumer discretionary sector, where boating supply and apparel retailer West Marine, Inc. and specialty mattress manufacturer Tempur-Pedic International hurt results.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-50

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2005

	Loomis Sayles Small Cap Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	6.9%	6.7%	6.8%	4.6%
5 Years	4.0	N/A	N/A	8.2
10 Years	10.5	N/A	N/A	9.3
Since Inception	—	15.0	5.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
R. H. Donnelley Corp.	1.0%
CB Richard Ellis Group, Inc.	0.9%
Wright Express Corp.	0.8%
CARBO Ceramics, Inc.	0.7%
Actuant Corp.	0.7%
Cal Dive International, Inc.	0.7%
Advanta Corp. (Class B)	0.7%
Carter’s, Inc.	0.6%
Cytec Industries, Inc.	0.6%
Laureate Education, Inc.	0.6%

Top Sectors

% of Equity Market Value
Information Technology	20.4%
Financials	20.4%
Industrials	18.2%
Consumer Discrentionary	13.6%
Health Care	9.8%
Energy	6.7%
Materials	3.9%
Utilities	2.3%
Consumer Staples	1.6%
Cash/Other	2.2%

MSF-51

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Russell 2000 Index Portfolio returned 4.5%, compared to its benchmark, the Russell 2000 Index,1 which returned 4.6%.

PORTFOLIO REVIEW

The Russell 2000 Index had a positive return for the third consecutive year. Over the three-year period ending December 31, 2005, the Russell 2000 Index returned 21.6% annualized. In 2005, the Russell 2000 Index posted positive returns for six of the twelve months of the year. The benchmark was down 5.3% in the first quarter, up 4.3% in the second quarter, up 4.7% in the third quarter, and up 1.1% in the fourth quarter. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the U.S. Dollar.

Eleven out of twelve sectors comprising the Russell 2000 Index experienced positive returns for the year. Other Energy (4.8% weight in the benchmark) returned 40.0%, having the largest positive impact on the benchmark return this year. Materials & Processing (10.1% weight in the benchmark), up 8.4%; Health Care (12.0% weight), up 5.5%; and Financial Services (23.7% weight) up 2.3%; together with Other Energy accounted for 85.0% of the benchmark return this year. Integrated Oils (0.1% weight) was the best performing sector, up 69.3%, but had little impact because of its small weighting. Technology (12.6% weight), down 2.2%, was the only sector with a negative return.

The three individual stocks with the largest positive impact on performance were Intuitive Surgical, Inc., up 193.0%; Vertex Pharmaceuticals, Inc., up 161.8%; and Amylin Pharmaceuticals, Inc., up 103.9%. The three individual stocks with the largest negative impact on performance were Calpine Corp., down 93.9%; Taser International, Inc., down 77.9%; and First Bancorp Puerto Rico, down 60.3%.

On June 24, 2005, the Russell Indices underwent their annual reconstitution. In total, 286 companies were added to the Russell 2000 Index and 299 were deleted. The difference of 13 names is due to quarterly IPO adds and attrition throughout the period between annual reconstitutions. The 2005 post rebalance average marketcap of a Russell 2000 constituent was roughly $570 million versus $632 million in 2004. The 2005 annual Russell 2000 reconstitution generated approximately 24.5% turnover.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-52

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2005

	Russell 2000 Index Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	4.5%	4.3%	4.4%	4.6%
5 Years	7.6	N/A	N/A	8.2
Since Inception	8.5	8.3	7.8	8.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2005

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	1.9%
Amylin Pharmaceuticals, Inc.	0.3%
Intuitive Surgical, Inc.	0.3%
Cimarex Energy Co.	0.3%
Vertex Pharmaceuticals, Inc.	0.2%
Cal Dive International, Inc.	0.2%
Integrated Device Technology, Inc.	0.2%
Hughes Supply, Inc.	0.2%
Neurocrine Biosciences, Inc.	0.2%
MoneyGram International, Inc.	0.2%

Top Sectors

% of Equity Market Value
Financial Services	23.3%
Consumer Discretionary	18.2%
Technology	13.9%
Health Care	11.9%
Materials & Processing	9.7%
Producer Durables	7.6%
Other Energy	5.5%
Utilities	3.7%
Auto & Transportation	3.6%
Integrated Oils	2.3%
Consumer Staples	1.8%
Cash/Other	5.7%

MSF-53

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 11.0%, compared to its benchmark, the Russell 2000 Growth Index,1 which returned 4.2%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe,2 was 7.5% over the same period.

PORTFOLIO REVIEW

The U.S. economy performed well in 2005, growing by more than 3%. As the year drew to a close, factory output was strong, housing activity was moderating, and employment trends remained favorable. In addition, crude oil and gasoline prices were well below their post-Hurricane Katrina peaks, which helped lift consumer sentiment and tempered fears of a significant acceleration of inflation. Nevertheless, the Federal Reserve persisted in raising short-term interest rates at a gradual pace. In 2005, the central bank lifted the federal funds target rate from 2.25% to 4.25%, a level not seen in more than four years. However, there have been increasing signs that the Fed may be nearing the end of its rate tightening program, which began 18 months ago when the fed funds rate was only 1.00%.

Small-cap growth stocks produced a third consecutive year of positive returns in 2005. Despite soaring energy costs and rising short-term interest rates, stocks gradually worked their way higher—supported by firm economic and corporate earnings growth and merger activity—and finished near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. Small-cap shares narrowly lagged their large-cap peers in 2005; the Russell 2000 Index3 returned 4.55% versus 4.91% for the S&P 500 Index.4 As measured by various Russell indexes, value stocks generally outperformed growth across all market capitalizations for the full year, but the relative performance of growth stocks improved notably in the second half. In the small-cap growth universe, health care, energy, and industrial and business services stocks led the advance. Technology and financial shares lagged substantially.

Favorable stock selection in several sectors, such as health care, industrials and business services, and information technology, drove the Portfolio’s outperformance relative to its index and peer funds.

In the health care sector, overweighting providers and services companies and favorable stock selection within that industry—such as Computer Programs and Systems, which was our largest contributor to performance in 2005, as well as Accredo Health and WellChoice, which were acquired by Medco Health Solutions and WellPoint, respectively—greatly helped our performance advantage. Coventry Health Care and Omnicare also performed very well; in fact, these successful long-term holdings have become mid-cap companies, which is what we hope to see all of our holdings become over time. Our equipment and supply companies also did well, and stock selection among biotechnology stocks contributed to our favorable results. Stellar performers included Cephalon, Vertex Pharmaceuticals, and Abgenix, which is being bought by Amgen.

The energy sector, though a fairly small part of our opportunity set, produced substantial gains in 2005 as oil prices surged to $70 per barrel by late August. Virtually all of our holdings appreciated; two of our largest contributors in the sector were Cal Dive International, a marine contractor and operator of offshore oil facilities, and Spinnaker Exploration, which was acquired by Norwegian company Norsk Hydro.

In the industrials and business services sector, good performance of commercial services and supply companies helped our relative results. Two of our top performers in this industry were Corporate Executive Board, which provides professional services to corporations and executives, and medical waste management company Stericycle. Air freight and logistics companies performed relatively well, and the Portfolio benefited from our overweighting.

Although consumer discretionary stock performance improved somewhat in the last few months, the sector’s full-year results were generally lackluster, as gains in specialty retailers were partially offset by weakness among media, hotel, and restaurant stocks. Our overweights in leisure equipment and diversified consumer services stocks detracted from our relative performance in 2005. However, our stock selection was strong in those industries.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-tobook ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-54

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of December 31, 2005

	T. Rowe Price Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
1 Year	11.0%	10.7%	10.8%	4.2%
5 Years	3.0	N/A	N/A	2.3
Since Inception	5.9	17.1	4.4	4.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
The Corporate Executive Board Co.	1.3%
Avid Technology, Inc.	1.2%
Computer Programs & Systems, Inc.	1.2%
UTI Worldwide, Inc.	1.1%
The Advisory Board Co.	1.1%
SkyWest, Inc.	1.0%
Station Casinos, Inc.	0.9%
Cal Dive International, Inc.	0.9%
Respironics, Inc.	0.9%
Comstock Resources, Inc.	0.8%

Top Sectors

% of Total Market Value
Information Technology	26.7%
Health Care	22.6%
Consumer Discretionary	19.2%
Industrials	14.9%
Energy	6.0%
Financials	5.4%
Consumer Staples	1.1%
Telecommunications	1.1%
Materials	0.7%
Cash/Other	2.3%

MSF-55

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the FI International Stock Portfolio returned 18.0%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 13.5%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe2, was 14.8% over the same period

PORTFOLIO REVIEW

For the 12-month period ending December 31, 2005, most of the world’s major stock markets posted gains, as many foreign economies reached new highs, overshadowing the rally in the U.S. market. Encouraged by better-than-expected corporate earnings and improved economic indicators and undaunted by higher energy prices, equity markets around the world continued to deliver broad-based gains. Of the 23 national market constituents of the MSCI EAFE Index, all posted positive total returns when measured in their local currencies.

In this environment, FI International Stock Portfolio outperformed the MSCI EAFE Index. Stock selection in the financials sector contributed the most to the Portfolio’s relative return, with portfolio holdings in Japanese brokers and emerging-markets banks producing significant gains. Favorable stock selection in energy, consumer discretionary, information technology and health care companies further benefited Portfolio performance, as these stocks were top performers during the period. On the other hand, poor stock selection and an underweighting in the materials sector detracted the most from the Portfolio’s relative performance. Several of the top metals and mining performers in this group were absent from the Portfolio’s holdings during the period.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-56

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI EAFE INDEX

Average Annual Returns as of December 31, 2005

	FI International Stock Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
1 Year	18.0%	17.6%	17.8%	13.5%
5 Years	3.2	N/A	N/A	4.6
10 Years	3.7	N/A	N/A	5.8
Since Inception	—	10.7	5.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
BP, Plc. (ADR)	2.0%
Total S.A.	1.9%
Allianz AG	1.9%
Roche Holding AG	1.8%
Nikko Cordial Corp.	1.6%
Novartis AG	1.5%
Sumitomo Mitsui Financial Group, Inc.	1.4%
AXA S.A.	1.2%
Vodafone Group, Plc.	1.2%
Vivendi Universal S.A. (ADR)	1.2%

Top Countries

% of Equity Market Value
Japan	26.4%
France	14.2%
Germany	13.2%
United States	9.3%
United Kingdom	8.2%
Switzerland	8.1%
Netherlands	4.6%
Italy	4.2%
Sweden	2.5%
Taiwan	2.4%

MSF-57

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 13.2%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 13.5%. Dividend income accounted for 2.7% of this year’s total return. The Portfolio’s performance cannot exactly duplicate the MSCI EAFE Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

The MSCI EAFE Index began the year with a negative return through April and rallied with positive returns in seven of the last eight months of 2005. The MSCI EAFE Index outperformed its U.S. domestic counterpart (S&P 500 Index)2 by 8.6% during the year, despite the fact that the U.S. dollar strengthened against the Euro, British Pound, and Japanese Yen in 2005 (thus making foreign securities worth less to the U.S. dollar based investor). Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

Nineteen of the twenty-one countries that comprise the EAFE Index had positive returns in 2005. Japan and the United Kingdom (the largest country weights in the benchmark at 21.9% and 25.0%, respectively) returned 25.4% and 7.5%, respectively, and had the largest positive impact to the benchmark’s return. Besides Japan, the absolute best performing countries were Norway, up 26.0%; Austria, up 25.5%; and Denmark, up 25.3%. The only two countries with negative returns were Ireland, down 2.0%; and Portugal, down 0.9%.

The individual stocks with the largest positive impact on the benchmark return for the year were Roche Holdings, up 32.1%; Toyota Motor Corp, up 28.2%; and BP, up 12.5%. The best absolute performing stock was Sumitomo Metal Industries, up 192.7%. The stocks with the largest negative impact were Deutsche Telekom, down 23.5%; Vodafone, down 17.9%; and Telefonica, down 17.5%. The worst absolute performing stock was Kanebo, down 82.1%.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-58

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI EAFE INDEX

Average Annual Returns as of December 31, 2005

	Morgan Stanley EAFE Index Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
1 Year	13.2%	12.9%	13.0%	13.5%
5 Years	4.0	N/A	N/A	4.6
Since Inception	4.9	3.8	5.7	5.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
iShares MSCI EAFE Index Fund	3.3%
BP, Plc.	2.1%
HSBC Holdings, Plc.	1.7%
Toyota Motor Corp.	1.4%
GlaxoSmithKline, Plc.	1.4%
Total S.A.	1.3%
Vodafone Group, Plc.	1.3%
Royal Dutch Shell (A Shares)	1.2%
Novartis AG	1.2%
Nestle S.A.	1.1%

Top Countries

% of Total Net Assets
Japan	25.6%
United Kingdom	24.0%
France	9.3%
Switzerland	6.9%
Germany	6.8%
Australia	5.3%
Italy	3.8%
Spain	3.7%
Netherlands	3.4%
Sweden	2.4%

MSF-59

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by Oppenheimer Funds, Inc.

Portfolio Manager Commentary*

On May 1, 2005, OppenheimerFunds, Inc. succeeded Deutsche Investment Management as subadviser to the Portfolio, and the Portfolio’s name was changed from Scudder Global Equity Portfolio to Oppenheimer Global Equity Portfolio.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Oppenheimer Global Equity Portfolio (including performance both prior to and after the subadviser change) returned 16.2%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned 9.5%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe2, was 0.1% over the same period

PORTFOLIO REVIEW

The following section was drafted by Deutsche Investment Management and refers to the period when it served as the Portfolio’s subadviser (January 1, 2005 through April 30, 2005):

Global equities finished lower during the first four months of the year, pressured by surging energy and commodity prices. Oil approached record levels, and goods such as coffee, soybeans and cotton rose at least 15%. Demand in the U.S. and China, where increased bank lending has allowed companies a greater ability to make purchases, fueled much of the increase in prices. Weak U.S. economic data emerging in April also helped to keep equities lower.

The four-month period from January 1, 2005 through April 30, 2005 was challenging for the Portfolio, although it did fall less than its benchmark, the MSCI World Index (-2.1% vs. -3.3%). While an increase in oil prices aided returns in our Energy holdings, we saw weakness in certain gold-related and Japanese stocks. Volatile commodity prices contributed to the sell-off among our holdings leveraged to the price of gold. South Africa’s Goldfields lost ground as the effects of its takeover bid by Harmony Gold, as well as the falling rand, weighed on the stock. Lower production and higher cash costs led to lower quarterly profits for U.S.-based Newmont Mining, which also fell during the period. Canada’s Placer Dome lost ground as well. Also detracting from performance were some of our Japanese holdings. Nomura Holdings fell during the period. The company’s profit dropped 63% in the first quarter, due to a decline in its underwriting business and greater hiring costs attributable to overseas expansion. Also lagging was Mitsui Fudosan, which fell as domestic economic concerns weighed on the real-estate sector in Japan.

Providing positive contribution to performance were some of our Energy stocks, many of which were leveraged to oil and natural gas. The spike in energy prices over the period helped these names rally. Among the best performers were the ConocoPhillips and Anadarko Petroleum, both based in the United States. Within this same theme, Russia also proved positive: oil giant LUKOIL finished strongly.

The following section was drafted by OppenheimerFunds and refers to the period when it served as the Portfolio’s subadviser (May 1, 2005 to December 31, 2005):

It is important to bear in mind that a discussion of the stocks that added to or detracted from performance is merely meant to illustrate our investment approach during the period rather than suggest any attempt to make a country, sector, or thematic bet. With that logic in mind, the Portfolio actually benefited from a number of its holdings during the period, mostly for company-specific reasons. Hyundai Heavy Industries, the world’s largest shipbuilder, was one of the Portfolio’s best performing stocks. A long-term holding for us, we bought the stock on the belief that the average tanker age was high and the move toward double-hulled tankers would create a demand for new ship construction. We believed that the stock was very reasonably priced due to some concerns over the Company’s ownership of non-core businesses, among other things. Those issues have now been resolved and the stock more than doubled during the reporting period.

Another winner for the Portfolio was Advanced Micro Devices, Inc. (AMD), whose new dual core processor chip achieved significant traction in the server market. The market’s skepticism of AMD’s competitive position turned to acceptance over the period helping the stock’s rise.

Two of the Portfolio’s energy stocks—Husky Energy, Inc. and Transocean, Inc.—an oil reserves company and driller, respectively, helped fuel performance due to the rising cost of oil and natural gas.

On balance, a few of the Portfolio’s stocks hindered returns during the reporting period, including JDS Uniphase Corp., an optical components company. Another negative contributor was Vodafone. As one of our largest holdings, Vodafone has yet to deliver performance in line with our expectations. A slow market in Europe coupled with greater than expected expenditure in Japan and a realized tax change all hurt expected results. A lengthening of the sales cycle in video conferencing technology led to earnings disappointments at Tandberg, one of our poorest performers during the period. Our holdings in International Game Technology, the world’s largest manufacturer of casino gaming machines, also disappointed. The company’s earnings growth did not meet investors’ expectations and consequently, its stock price fell. However, we believed the long-term prospects remained strong, the company was a leader in its industry and its stock was reasonably priced. Therefore, we added modestly to the stock on its weakness.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-60

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI WORLD INDEX

Average Annual Returns as of December 31, 2005

	Oppenheimer Global Equity Portfolio			MSCI World Index
	Class A	Class B	Class E
1 Year	16.2%	16.0%	16.1%	9.5%
5 Years	4.5	N/A	N/A	2.2
Since Inception	7.8	17.2	6.0	6.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Telefonaktiebolaget LM Ericsson (Class B)	2.7%
Vodafone Group, Plc.	2.5%
Advanced Micro Devices, Inc.	2.0%
Reckitt Benckiser, Plc.	1.8%
Sanofi-Aventis	1.7%
Hennes & Mauritz AB (Series B)	1.6%
Royal Bank of Scotland Group, Plc.	1.5%
Transocean, Inc.	1.4%
Microsoft Corp.	1.4%
eBay, Inc.	1.4%

Top Countries

% of Total Net Assets
United States	41.9%
United Kingdom	13.0%
Japan	10.2%
France	6.9%
Sweden	4.5%
Germany	4.3%
Switzerland	3.0%
Republic of Korea	2.6%
Brazil	2.3%

MSF-61

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the BlackRock Diversified Portfolio returned 3.1%, compared to a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 4.0%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Universe3, was 4.8% over the same period.

PORTFOLIO REVIEW

Throughout the annual period, we maintained an allocation of 65% equities and 35% bonds based on the view that equities offered better return potential than fixed income securities based on relative valuations between the asset classes. The broad asset allocation between equity and fixed income added value through its overweight of 65% in equities versus the benchmark 60% during the period as equities outperformed bonds. However, the overall Portfolio performance was hurt in the period by underperformance in the equity portion of the Portfolio relative to the benchmark. The equity market performed better in the second half of 2005 than the first. The S&P 500 finished the year up 4.91%. The Lehman Aggregate finished the year up 2.43%.

For the equity portion of the Portfolio, the performance of the BlackRock core quantitative model can be clearly divided into two periods. During the first half of 2005 the model was solidly predictive and the Portfolio outperformed the equity benchmark. During the second half of the year, with investors seemingly preoccupied by macroeconomic issues, the model faltered and the Portfolio under performed the equity benchmark. Evaluated across the entire year, the model was flat to modestly positive. Both the valuation and earnings expectation components of the model were consistent with the overall model. Analyzing the sectors where stock selection had the greatest impact on relative performance, Consumer Cyclicals, Energy, and Basic Materials were the strongest performing sectors. Within these sectors, specific names that helped relative performance include Nordstrom, ConocoPhillips, Valero, Newfield Exploration, Consol Energy, and Georgia Pacific. All of these names were highly ranked holdings in the model and were held in the the Portfolio during the period. The strength of these sectors was overwhelmed by the weak relative performance in the Technology, Consumer Non-Cyclicals and Commercial Services sectors. In particular, the equity portion of the Portfolio was hurt by overweight positions in several stocks that were highly ranked by the quantitative model, International Business Machines, Qlogic, Archer-Daniels-Midland, Energizer, and Cendant, did not perform well. In addition, underweight positions in stocks that were low ranked by the model (Apple Computer and Boeing), but performed well, also hurt relative performance.

For the bond portion of the Portfolio, the short duration position relative to its benchmark benefited performance as interest rates increased. The Portfolio also benefited from its yield curve positioning during the period. The Portfolio’s overweight to Asset Backed Securities (ABS) was beneficial to performance as the sector returned 0.32% over duration-adjusted treasuries. Holdings are concentrated in credit card and home equity issues. The Portfolio’s overweight position in Collateralized Mortgage-Backed Securities (CMBS) also contributed to performance as the sector returned 0.15% over duration-adjusted treasuries for the annual period. The Portfolio continued to underweight corporate securities. Within this sector, we had a bias towards financials and higher quality credits. Mortgage Backed Securities (MBS) were a detractor to performance as this sector returned -0.37% on the annual period. Although we were underweight in the sector, mortgage security selection was a detractor to performance. Within this sector, we favored 15-year over 30-year pass-throughs. Furthermore, the Portfolio maintained allocations to collateralized mortgage obligations (“CMOs”) and hybrid adjustable rate mortgages (“ARMs”). The Portfolio maintained limited exposure to the “plus” sectors such as high yield, emerging markets, and non-dollar bonds. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names.

* On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Diversified Portfolio to BlackRock Diversified Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-62

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX AND THE LEHMAN BROTHERS

AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2005

	BlackRock Diversified Portfolio			S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	3.1%	2.8%	3.0%	4.9%	2.4%
5 Years	1.7	N/A	N/A	0.5	5.9
10 Years	7.0	N/A	N/A	9.1	6.2
Since Inception	—	5.9	2.2	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	7.0%
Federal Home Loan Mortgage Corp.	3.5%
United States Treasury Notes	3.3%
General Electric Co.	2.8%
Federal Home Loan Bank	2.1%
Bank of America Corp.	2.0%
Microsoft Corp.	1.9%
Citigroup, Inc.	1.8%
United States Treasury Bonds	1.6%
Intel Corp.	1.6%

Top Equity Sectors

% of Equity Market Value
Financial Services	21.2%
Technology	17.1%
Health Care	12.9%
Energy	9.1%
Consumer (non-cyclicals)	7.7%

Top Fixed Income Sectors
% of Fixed Income Market Value
Mortgages	35.1%
Investment Grade Corporate	15.3%
United States Treasury	14.5%
Commercial Mortgage Backed Securities	13.0%
Asset-Backed Securities	11.5%

MSF-63

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the MFS Total Return Portfolio returned 3.1%, compared to a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 4.0%. The average return of its peer group, the Lipper Variable Insurance Products Flexible Portfolio Funds Universe3, was 4.9% over the same period.

PORTFOLIO REVIEW

Global economies continued to expand over the past 12-months. In the United States, growth was robust and core inflation, while rising, remained contained. The unemployment rate hovered around 5.0%. Consumer spending, which accounts for about 70% of the U.S. economy, rose 3.0% to 3.5%. Corporate profits increased, but at a slower pace than they did in 2004. Most major global stock indices moved higher despite the steady increase in oil prices over the period. Consumer wages and business spending on big items moved higher, in line with gross domestic product (GDP) growth, at a rate of about 3.5%. A steady increase in oil prices throughout the period resulted in an acceleration of inflation. The moderate growth and inflation combined to give the U.S. Federal Reserve Board an opening to continue raising interest rates. The Fed, which began steadily raising interest rates on June 30, 2004, continued to boost interest rates at a measured pace throughout the 12-month period. By period-end on December 31, 2005, the federal funds target rate had climbed to 4.25%.

For the equity portion of the Portfolio, a combination of positive stock selection and overweighting the strong-performing energy sector contributed to results during the year. Holdings in oil and gas producer Devon Energy, offshore drilling company Noble Corp, drilling rig operator GlobalSantaFe (not an index constituent), oil and gas service company Cooper Cameron, and energy exploration and production company EOG Resources boosted relative results over the period. While positive relative contribution from the financial services sector resulted primarily from superior stock selection, no individual stocks within the sector were among the Portfolio’s top contributors. Stocks in other sectors that added value included underweighting discount computer manufacturer Dell (since sold from the Portfolio) and computer giant International Business Machines. The Portfolio’s underweighted position in poor-performing pharmaceutical giant Pfizer (since sold from the Portfolio) also aided relative results.

Among the detractors from the equity portion of the Portfolio was stock selection in the utilities and communications sectors. Holdings in weak-performing independent power producer Calpine (since sold from the Portfolio) and telecom services provider Verizon Communications weighed on results as both stocks lagged the broad equity index. Security selection within the basic materials sector also dampened results. The Portfolio’s holding of newsprint maker Bowater (not an index constituent) detracted from relative results. A combination of weak stock selection and an overweighted position in the leisure sector also weighed on relative results. Holdings in media conglomerate Viacom were among the Portfolio’s top detractors for the period. Other securities in other sectors that detracted from performance included network security firm Symantec, network solutions and services provider Nortel Networks, and not participating in the appreciation of computer manufacturer Apple Computer. Our holdings in home improvement manufacturer Masco, health care firm Tenet Healthcare, and clothing retailer Gap also weakened investment results.

All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for portfolios which may invest in foreign securities to have different currency exposure than the benchmark. During this reporting period, our currency exposure detracted from the Portfolio’s relative performance.

For the fixed income portion of the Portfolio, overweighting “BBB”-rated credits acted as a drag on performance (bonds rated “BBB” or higher are considered investment grade; bonds rated “BB” or lower are considered non-investment grade.) Although the Portfolio’s holdings in treasury securities contributed to the Portfolio’s performance overall, treasury holdings with maturities of 3-5 years detracted over the period as short-term interest rates rose. The Portfolio’s positioning in government agencies also detracted from performance. A shorter duration stance contributed to relative performance over the period (duration is a measure of a portfolio’s sensitivity to changes in interest rates.) On a sector basis, the Portfolio enjoyed strong performance from its holdings in mortgage-backed securities. Despite the downgrading and decrease in value associated with bonds of Ford Motor Credit and General Motors Acceptance Corp., the finance subsidiaries of auto companies in the banking/finance sector, performed well.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-64

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX AND THE LEHMAN BROTHERS

AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2005

	MFS Total Return Portfolio			S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	3.1%	2.9%	3.0%	4.9%	2.4%
5 Years	4.1	N/A	N/A	0.5	5.9
10 Years	8.5	N/A	N/A	9.1	6.2
Since Inception	—	5.7	6.9	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/87, 5/1/02 and 4/26/04, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	12.2%
United States Treasury Notes	5.9%
Bank of America Corp.	2.8%
United States Treasury Bonds	2.5%
Federal Home Loan Bank	2.3%
Federal Home Loan Mortgage Corp.	2.1%
Wyeth	1.6%
Sprint Nextel Corp.	1.6%
PNC Financial Services Group, Inc.	1.5%
JPMorgan Chase & Co.	1.5%

Top Equity Sectors

% of Equity Market Value
Financial Services	26.3%
Energy	11.2%
Utilities & Communications	9.7%
Technology	8.9%
Health Care	8.1%

Top Fixed Income Sectors
% of Fixed Income Market Value
Mortgage Back Securities	35.0%
Governments	25.0%
Corporate Securities	21.4%
Agencies	10.6%
Commercial Mortgage Backed Securities	4.0%

MSF-65

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the BlackRock Bond Income Portfolio returned 2.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 2.4%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe2, was 2.3% over the same period.

PORTFOLIO REVIEW

For the annual period ended December 31, 2005, the tone of the fixed-income market environment was set by the Federal Reserve’s campaign to raise the federal funds rate. During the year, the Federal Open Market Committee (FOMC) increased the federal funds target rate in eight consecutive 25 basis point increments, combined with five previous increases of identical amounts in the second half of 2004, bringing the target to 4.25% at the end of the year. Throughout this tightening cycle, we anticipated the rate increases and maintained a defensive posture.

The yield curve continued to flatten during the period, a theme that has been present throughout the year. The 2- to 5-year and 2- to 10-year portions of the curve ended the year slightly inverted. The yield on the 10-year Treasury note ended the 2005 year at 4.39%, compared with 4.22% at the end of 2004. The 2-year and 5-year yields closed the year at 4.40% and 4.35%, respectively. Pressure on the front end of the yield curve came from further increases in the federal funds target rate. Long rates continued to trade in a very narrow range, supported by low volatility, benign inflation, and a constant bid from overseas investors.

The domestic spread agency sectors, Asset Backed Securities (ABS) and Collateralized Mortgage Backed Securities (CMBS), all posted positive excess returns over duration-adjusted Treasuries during the annual period. The auto sector, which includes General Motors, Ford, and various auto parts suppliers, had a particularly rough year. Valuations of ABS remained stable and spreads remained relatively tight, despite robust supply. The flatness of the yield curve hurt bank demand for Mortgage Backed Securities (MBS) while boosting the relative supply of longer maturity mortgages.

During the annual period, the Portfolio’s short duration position relative to its benchmark benefited performance as interest rates increased. The Portfolio also benefited from its yield curve positioning during the period. The Portfolio’s overweight to ABS was beneficial to performance as the sector returned 0.32% over duration-adjusted treasuries. We continued to overweight this sector relative to the benchmark. Holdings were concentrated in credit card and home equity issues. The Portfolio’s overweight position to CMBS also contributed to performance as the sector returned 0.15% over duration-adjusted treasuries for the annual period. The Portfolio continued to underweight corporate securities. Within this sector, we had a bias towards financials and higher quality credits. MBS was a detractor to performance as this sector returned -0.37% on the annual period. Although we were underweight the sector, mortgage security selection was a detractor to performance. Within this sector, we favored 15-year pass-through bonds over 30-year pass-through bonds. Furthermore, the Portfolio maintained allocations to collateralized mortgage obligations (“CMOs”) and hybrid adjustable rate mortgages (“ARMs”). The Portfolio maintained limited exposure to the “plus” sectors in high-yield, emerging market, and non-dollar bonds. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names.

* On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Bond Income Portfolio to BlackRock Bond Income Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-66

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO

THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2005

	BlackRock Bond Income Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	2.4%	2.2%	2.3%	2.4%
5 Years	6.0	N/A	N/A	5.9
10 Years	6.2	N/A	N/A	6.2
Since Inception	—	5.4	5.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	19.6%
United States Treasury Notes	11.0%
Federal Home Loan Mortgage Corp.	9.1%
Federal Home Loan Bank	5.1%
United States Treasury Bonds	3.2%
LB-UBS Commercial Mortgage Trust	2.8%
Government National Mortgage Association	2.7%
Citigroup, Inc.	2.5%
General Electric Capital Corp.	2.4%
CWABS, Inc.	1.7%

Top Sectors

% of Total Market Value
Mortgage	33.8%
Investment Grade Corporates	17.4%
United States Treasury	15.1%
Commercial Mortgage Backed Securities	12.9%
Asset Backed Securities	11.3%
Government Agencies	5.9%
High Yield	2.6%
Cash/Other	2.2%

MSF-67

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 2.1%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 2.4% over the same period.

PORTFOLIO REVIEW

With the exception of 30-year yields, interest rates rose by an average of 0.97% along the yield curve during 2005. This was primarily the result of the Federal Reserve raising interest rates eight times during the year for a total of 2.00%. By year-end, the Fed Funds rate was 4.25%, and the yield curve was flatter by 1.63% (between 2 and 30 years). The 2-year treasury yield finished at 4.40% (up from 3.07% on 12/31/2004), and the 30-year yield finished at 4.54% (down from 4.83% on 12/31/2004). The curve flattened as a result of Fed tightening at the short-end and strong investor demand at the long end.

Asset Backed Securities (ABS) was the top-performing sector for the year on an excess return basis (excess return is a bond’s return over that of a comparable duration Treasury). The sector offered price stability in a volatile market. While all collateral types within the ABS sector had positive excess return, Manufactured Housing and Home Equity contributed the most excess return (1.16% and .79%, respectively) to the sector.

Credit was the weakest performing sector for 2005 on an excess return basis. Considerable new issuance, heavy activity in both mergers and acquisitions and leveraged buyouts, compounded by the historic downgrades (to below investment grade) of both General Motors and Ford were all contributing factors to the sector’s underperformance. Within Credit, bonds with a BBB credit rating had the worst excess return for the year (-1.77% versus -0.85% for the higher quality sector).

Mortgage Backed Securities (MBS) was the second weakest performer on an excess return basis. MBS underperformed due to increased market volatility. The sector struggled with extension risk (the tendency of the expected redemption dates of securities to extend as interest rates rise leading to negative price performance of securities).

The Agency sector had 0.13% of excess return for the year, helped by the improving news out of Washington regarding Fannie Mae and Freddie Mac. By year-end, both entities exceeded the minimum capital requirements that the federal regulator mandated in order for the agencies to recover from $15.8 billion in accounting errors.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-68

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2005

	Lehman Brothers Aggregate Bond Index Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	2.1%	1.9%	2.0%	2.4%
5 Years	5.5	N/A	N/A	5.9
Since Inception	5.4	5.0	5.2	5.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	27.7%
United States Treasury Notes	19.5%
Federal Home Loan Mortgage Corp.	12.3%
United States Treasury Bonds	6.0%
Federal Home Loan Bank	4.5%
HSBC Holdings, Plc.	0.7%
LB-UBS Commercial Mortgage Trust	0.7%
United Mexican States	0.6%
JPMorgan Chase Commercial Mortgage Securities Corp.	0.6%
General Electric Capital Corp.	0.6%

Top Sectors

% of Total Net Assets
Mortgage Backed Securities	34.0%
United States Treasury	25.9%
Agency	11.4%
Industrials	9.5%
Finance	8.1%
Commercial Mortgage-Backed Securities	3.9%
Non-Corporate	3.8%
Utility	1.9%
Asset Backed Securities	1.4%
Cash/Other	0.3%

MSF-69

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Managed by Salomon Brothers Asset Management Inc

Portfolio Manager Commentary*

On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, the investment subadviser for the fund referenced herein became a wholly owned subsidiary of Legg Mason.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Salomon Brothers Strategic Bond Opportunities Portfolio returned 2.8%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 2.4%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe2, was 2.0% over the same period.

PORTFOLIO REVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve (“Fed”) activity, employment and inflation data, and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-point hikes during the period brought the Fed Funds rate from 2.25% to 4.25% by period end. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points (1.34%) during the 12 months. However, yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields moved above 10-year yields.

The market fully expected each 25-basis-point hike in the Fed Funds rate during the period. Higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure.

Economic growth remained positive during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Despite this, slowing global growth, broadly rising inflation and higher oil prices restrained economic activity during the 12 months. U.S. Gross Domestic Product (“GDP”) declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Core inflation remained moderate throughout the year. Consistently high energy prices began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed’s comfort range.

High yield markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 on rising oil prices and weak equity markets. Negative auto sector headlines and isolated comments from the Fed regarding inflation influenced investors. Markets began to recover in mid-May as technical indicators strengthened and economic news turned generally positive but again turned down in the last few months of the year amid renewed volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita.

Strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight “measured” increases in the Fed Funds rate throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

The Portfolio’s allocation to higher-yielding bonds, specifically emerging markets debt, once again proved beneficial to portfolio performance during the annual period, as emerging debt was the best performer among broad fixed income asset classes during the year, according to the Lehman family of indices. That said, we reduced our overall exposure to emerging markets debt by period end on a relative valuation basis, as spreads reached tightened to the all time narrowest levels on persistent strong technical indicators and fundamentals. We reallocated assets into mortgage-backed securities and U.S. Treasuries in the latter half of the annual period as both markets underwent significant selloffs during the third and fourth quarter before recovering value near period end.

We increased our duration position during the annual period, bringing duration to slightly overweight versus the benchmark. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.)

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-70

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2005

	Salomon Brothers Strategic Bond Opportunities Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	2.8%	2.6%	2.7%	2.4%
5 Years	7.7	N/A	N/A	5.9
10 Years	7.4	N/A	N/A	6.2
Since Inception	—	9.0	7.4	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	31.5%
United States Treasury Notes	16.6%
Federal Home Loan Mortgage Corp.	7.1%
Targeted Return Index Securities Trust (144A)	1.5%
Federative Republic of Brazil	1.1%
United States Treasury Bonds	1.0%
United Mexican States	0.9%
Morgan Stanley	0.5%
CIT Group, Inc.	0.5%
Countrywide Funding Corp.	0.5%

Top Sectors

% of Total Net Assets
U.S. Investment Grade	71.3%
U.S. High Yield	16.0%
Emerging Market Debt	4.8%
Non U.S. Investment Grade	2.9%
Cash/Other	5.1%

MSF-71

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Managed by Salomon Brothers Asset Management Inc

Portfolio Manager Commentary*

On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, the investment sub-adviser for the fund referenced herein became a wholly owned subsidiary of Legg Mason.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the Salomon Brothers U.S. Government Portfolio returned 1.7%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index1, which returned 1.7%. The average return of its peer group, a universe of twenty-two (22) short-term and intermediate term mutual and variable funds tracked by Morningstar, was 1.6% over the same period.

PORTFOLIO REVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve (“Fed”) activity, employment and inflation data, and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-point hikes during the period brought the Fed Funds rate from 2.25% to 4.25% by period end. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points (1.34%) during the 12 months. However, yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields moved above 10-year yields.

The market fully expected each 25-basis-point hike in the Fed Funds rate during the period. Higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure.

Economic growth remained positive during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Despite this, slowing global growth, broadly rising inflation and higher oil prices restrained economic activity during the 12 months. U.S. Gross Domestic Product (“GDP”) declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Core inflation remained moderate throughout the year; however, some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed’s comfort range.

Positive performance is attributed primarily to our asset allocation and duration positioning during the period. We managed our exposure to mortgage-backed securities carefully during the 12 months, starting the period slightly underweight and gradually decreasing exposure during the volatile first half of 2005. However, we began buying mortgages in the latter half of the period as 10-year U.S. Treasury yields became more range bound and relative value versus U.S. Treasuries improved.

We also increased our duration position during the annual period. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-72

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS INTERMEDIATE

U.S. GOVERNMENT BOND INDEX

Average Annual Returns as of December 31, 2005

	Salomon Brothers U.S. Government Portfolio			Lehman Brothers Intermediate U.S. Government Bond Index
	Class A	Class B	Class E
1 Year	1.7%	1.4%	1.6%	1.7%
5 Years	4.2	N/A	N/A	4.8
10 Years	5.1	N/A	N/A	5.5
Since Inception	—	2.7	3.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	49.6%
Federal Home Loan Mortgage Corp.	23.1%
United States Treasury Notes	18.2%
Government National Mortgage Association	0.2%
Federal Home Loan Bank	0.2%

Top Sectors

% of Total Net Assets
Mortgage Backed	72.7%
U.S. Treasury	18.3%
Cash/Other	9.0%

MSF-73

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2005, the Class A shares of the BlackRock Money Market Portfolio returned 2.9%; the Class B shares returned 2.6%; and the Class E shares returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe1, was 2.7% over the same period.

PORTFOLIO REVIEW

During the year ended December 31, 2005, the Federal Open Market Committee (FOMC) continued toward its stated objective of the removal of monetary policy accommodation by increasing the federal funds target rate in eight consecutive 25 basis point increments at each of their scheduled meetings during the year. These actions, combined with five previous increases of an identical amount orchestrated in the second half of 2004, brought the current target rate to 4.25% at the year-end. The money market yield curve shifted up and remained relatively steep during the period, usually indicating that short-term rate increases would continue. Specifically, the spread between one-month and twelve-month LIBOR (London Interbank Offer Rate) stood at 45 basis points on December 31, while fed funds futures contracts were predicting a terminal target rate of between 4.50-4.75% over the next six months.

The Portfolio assumed a relatively defensive posture during the period, as the majority of money market securities purchased bore maturity dates at or prior to the next two to three FOMC meetings. The strategy employed maintained the portfolio maturity in the 30-55 day range with the expectation that the proceeds at maturity would be reinvested at successively higher rates. As of December 31, the Portfolio was well positioned for higher short-term rates with 96% of the portfolio in cash or resets within 90 days.

* On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Money Market Portfolio to BlackRock Money Market Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service. The Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.

MSF-74

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in each Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 through December 31, 2005.

Actual Expenses

The first line for each share class of each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the relevant Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the relevant Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 to December 31, 2005
BlackRock Aggressive Growth—Class A	Actual	0.78%	$1,000.00	$1,081.90	$4.09
	Hypothetical	0.78%	$1,000.00	$1,021.23	$3.97

BlackRock Aggressive Growth—Class B	Actual	1.03%	$1,000.00	$1,080.40	$5.40
	Hypothetical	1.03%	$1,000.00	$1,019.95	$5.24

BlackRock Aggressive Growth—Class E	Actual	0.93%	$1,000.00	$1,080.80	$4.88
	Hypothetical	0.93%	$1,000.00	$1,020.46	$4.74

BlackRock Bond Income—Class A	Actual	0.47%	$1,000.00	$1,001.10	$2.37
	Hypothetical	0.47%	$1,000.00	$1,022.81	$2.40

BlackRock Bond Income—Class B	Actual	0.72%	$1,000.00	$999.90	$3.63
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

BlackRock Bond Income—Class E	Actual	0.62%	$1,000.00	$1,000.40	$3.13
	Hypothetical	0.62%	$1,000.00	$1,022.05	$3.16

BlackRock Diversified—Class A	Actual	0.50%	$1,000.00	$1,027.00	$2.55
	Hypothetical	0.50%	$1,000.00	$1,022.66	$2.55

BlackRock Diversified—Class B	Actual	0.75%	$1,000.00	$1,025.90	$3.83
	Hypothetical	0.75%	$1,000.00	$1,021.38	$3.82

BlackRock Diversified—Class E	Actual	0.65%	$1,000.00	$1,026.40	$3.32
	Hypothetical	0.65%	$1,000.00	$1,021.89	$3.31

BlackRock Investment Trust—Class A	Actual	0.54%	$1,000.00	$1,042.00	$2.78
	Hypothetical	0.54%	$1,000.00	$1,022.45	$2.75

BlackRock Investment Trust—Class B	Actual	0.80%	$1,000.00	$1,040.50	$4.11
	Hypothetical	0.80%	$1,000.00	$1,021.13	$4.08

BlackRock Investment Trust—Class E	Actual	0.69%	$1,000.00	$1,041.50	$3.55
	Hypothetical	0.69%	$1,000.00	$1,021.69	$3.52

MSF-75

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 to December 31, 2005
BlackRock Large Cap Value—Class A	Actual	0.86%	$1,000.00	$1,051.00	$4.45
	Hypothetical	0.86%	$1,000.00	$1,020.82	$4.38

BlackRock Large Cap Value—Class B	Actual	1.11%	$1,000.00	$1,049.50	$5.73
	Hypothetical	1.11%	$1,000.00	$1,019.54	$5.65

BlackRock Large Cap Value—Class E	Actual	1.01%	$1,000.00	$1,050.30	$5.22
	Hypothetical	1.01%	$1,000.00	$1,020.05	$5.14

BlackRock Legacy Large Cap Growth—Class A	Actual	0.79%	$1,000.00	$1,092.10	$4.17
	Hypothetical	0.79%	$1,000.00	$1,021.18	$4.02

BlackRock Legacy Large Cap Growth—Class B	Actual	1.04%	$1,000.00	$1,090.90	$5.48
	Hypothetical	1.04%	$1,000.00	$1,019.90	$5.29

BlackRock Legacy Large Cap Growth—Class E	Actual	0.94%	$1,000.00	$1,091.30	$4.95
	Hypothetical	0.94%	$1,000.00	$1,020.41	$4.79

BlackRock Money Market—Class A	Actual	0.41%	$1,000.00	$1,017.20	$2.08
	Hypothetical	0.41%	$1,000.00	$1,023.12	$2.09

BlackRock Money Market—Class B	Actual	0.66%	$1,000.00	$1,016.00	$3.35
	Hypothetical	0.66%	$1,000.00	$1,021.84	$3.36

BlackRock Money Market—Class E	Actual	0.56%	$1,000.00	$1,016.50	$2.85
	Hypothetical	0.56%	$1,000.00	$1,022.35	$2.85

BlackRock Strategic Value—Class A	Actual	0.90%	$1,000.00	$1,036.90	$4.62
	Hypothetical	0.90%	$1,000.00	$1,020.62	$4.58

BlackRock Strategic Value—Class B	Actual	1.15%	$1,000.00	$1,035.50	$5.90
	Hypothetical	1.15%	$1,000.00	$1,019.34	$5.85

BlackRock Strategic Value—Class E	Actual	1.05%	$1,000.00	$1,035.40	$5.39
	Hypothetical	1.05%	$1,000.00	$1,019.85	$5.35

Capital Guardian U.S. Equity—Class A	Actual	0.74%	$1,000.00	$1,077.80	$3.88
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

Capital Guardian U.S. Equity—Class B	Actual	0.99%	$1,000.00	$1,076.30	$5.18
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

Davis Venture Value—Class A	Actual	0.77%	$1,000.00	$1,083.00	$4.04
	Hypothetical	0.77%	$1,000.00	$1,021.28	$3.92

Davis Venture Value—Class B	Actual	1.02%	$1,000.00	$1,081.30	$5.35
	Hypothetical	1.02%	$1,000.00	$1,020.00	$5.19

Davis Venture Value—Class E	Actual	0.92%	$1,000.00	$1,082.00	$4.83
	Hypothetical	0.92%	$1,000.00	$1,020.51	$4.69

FI International Stock—Class A	Actual	1.05%	$1,000.00	$1,189.80	$5.80
	Hypothetical	1.05%	$1,000.00	$1,019.85	$5.35

FI International Stock—Class B	Actual	1.30%	$1,000.00	$1,187.20	$7.17
	Hypothetical	1.30%	$1,000.00	$1,018.57	$6.61

FI International Stock—Class E	Actual	1.20%	$1,000.00	$1,188.40	$6.62
	Hypothetical	1.20%	$1,000.00	$1,019.08	$6.11

FI Mid Cap Opportunities—Class A	Actual	0.74%	$1,000.00	$1,099.40	$3.92
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

FI Mid Cap Opportunities—Class B	Actual	0.99%	$1,000.00	$1,098.10	$5.24
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

FI Mid Cap Opportunities—Class E	Actual	0.89%	$1,000.00	$1,098.50	$4.71
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

MSF-76

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 to December 31, 2005
FI Value Leaders—Class A	Actual	0.73%	$1,000.00	$1,096.20	$3.86
	Hypothetical	0.73%	$1,000.00	$1,021.48	$3.72

FI Value Leaders—Class B	Actual	0.98%	$1,000.00	$1,094.90	$5.17
	Hypothetical	0.98%	$1,000.00	$1,020.21	$4.99

FI Value Leaders—Class E	Actual	0.88%	$1,000.00	$1,095.40	$4.65
	Hypothetical	0.88%	$1,000.00	$1,020.72	$4.48

Franklin Templeton Small Cap Growth—Class A	Actual	1.12%	$1,000.00	$1,060.00	$5.82
	Hypothetical	1.12%	$1,000.00	$1,019.49	$5.70

Franklin Templeton Small Cap Growth—Class B	Actual	1.37%	$1,000.00	$1,058.50	$7.11
	Hypothetical	1.37%	$1,000.00	$1,018.22	$6.97

Franklin Templeton Small Cap Growth—Class E	Actual	1.27%	$1,000.00	$1,058.20	$6.59
	Hypothetical	1.27%	$1,000.00	$1,018.73	$6.46

Harris Oakmark Focused Value—Class A	Actual	0.77%	$1,000.00	$1,032.50	$3.94
	Hypothetical	0.77%	$1,000.00	$1,021.28	$3.92

Harris Oakmark Focused Value—Class B	Actual	1.02%	$1,000.00	$1,031.20	$5.22
	Hypothetical	1.02%	$1,000.00	$1,020.00	$5.19

Harris Oakmark Focused Value—Class E	Actual	0.92%	$1,000.00	$1,031.70	$4.71
	Hypothetical	0.92%	$1,000.00	$1,020.51	$4.69

Harris Oakmark Large Cap Value—Class A	Actual	0.78%	$1,000.00	$1,009.30	$3.95
	Hypothetical	0.78%	$1,000.00	$1,021.23	$3.97

Harris Oakmark Large Cap Value—Class B	Actual	1.03%	$1,000.00	$1,007.70	$5.21
	Hypothetical	1.03%	$1,000.00	$1,019.95	$5.24

Harris Oakmark Large Cap Value—Class E	Actual	0.93%	$1,000.00	$1,008.50	$4.71
	Hypothetical	0.93%	$1,000.00	$1,020.46	$4.74

Jennison Growth—Class A	Actual	0.69%	$1,000.00	$1,135.80	$3.71
	Hypothetical	0.69%	$1,000.00	$1,021.69	$3.52

Jennison Growth—Class B	Actual	0.94%	$1,000.00	$1,133.30	$5.05
	Hypothetical	0.94%	$1,000.00	$1,020.41	$4.79

Jennison Growth—Class E	Actual	0.84%	$1,000.00	$1,133.90	$4.52
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

Lehman Brothers Aggregate Bond Index—Class A	Actual	0.31%	$1,000.00	$997.20	$1.56
	Hypothetical	0.31%	$1,000.00	$1,023.63	$1.58

Lehman Brothers Aggregate Bond Index—Class B	Actual	0.56%	$1,000.00	$996.30	$2.82
	Hypothetical	0.56%	$1,000.00	$1,022.35	$2.85

Lehman Brothers Aggregate Bond Index—Class E	Actual	0.46%	$1,000.00	$997.20	$2.32
	Hypothetical	0.46%	$1,000.00	$1,022.86	$2.35

Loomis Sayles Small Cap—Class A(a)	Actual	0.92%	$1,000.00	$1,063.60	$4.79
	Hypothetical	0.92%	$1,000.00	$1,020.51	$4.69

Loomis Sayles Small Cap—Class B(a)	Actual	1.18%	$1,000.00	$1,062.20	$6.13
	Hypothetical	1.18%	$1,000.00	$1,019.19	$6.01

Loomis Sayles Small Cap—Class E(a)	Actual	1.07%	$1,000.00	$1,062.80	$5.56
	Hypothetical	1.07%	$1,000.00	$1,019.75	$5.45

MetLife Aggressive Allocation—Class A(a)(b)	Actual	0.81%	$1,000.00	$1,081.70	$4.25
	Hypothetical	0.81%	$1,000.00	$1,021.08	$4.13

MetLife Aggressive Allocation—Class B(a)(b)	Actual	1.06%	$1,000.00	$1,037.40	$5.44
	Hypothetical	1.06%	$1,000.00	$1,019.80	$5.40

MSF-77

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 to December 31, 2005
MetLife Conservative Allocation—Class A(a)(b)	Actual	0.72%	$1,000.00	$1,017.90	$3.66
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

MetLife Conservative Allocation—Class B(a)(b)	Actual	0.97%	$1,000.00	$1,012.40	$4.92
	Hypothetical	0.97%	$1,000.00	$1,020.26	$4.94

MetLife Conservative to Moderate Allocation—Class A(a)(b)	Actual	0.74%	$1,000.00	$1,035.30	$3.80
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

MetLife Conservative to Moderate Allocation—Class B(a)(b)	Actual	0.99%	$1,000.00	$1,017.90	$5.04
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

MetLife Mid Cap Stock Index—Class A	Actual	0.32%	$1,000.00	$1,081.70	$1.68
	Hypothetical	0.32%	$1,000.00	$1,023.58	$1.63

MetLife Mid Cap Stock Index—Class B	Actual	0.57%	$1,000.00	$1,080.80	$2.99
	Hypothetical	0.57%	$1,000.00	$1,022.30	$2.91

MetLife Mid Cap Stock Index—Class E	Actual	0.47%	$1,000.00	$1,081.30	$2.47
	Hypothetical	0.47%	$1,000.00	$1,022.81	$2.40

MetLife Moderate Allocation—Class A(a)(b)	Actual	0.78%	$1,000.00	$1,051.90	$4.03
	Hypothetical	0.78%	$1,000.00	$1,021.23	$3.97

MetLife Moderate Allocation—Class B(a)(b)	Actual	1.03%	$1,000.00	$1,025.50	$5.26
	Hypothetical	1.03%	$1,000.00	$1,019.95	$5.24

MetLife Moderate to Aggressive Allocation—Class A(a)(b)	Actual	0.80%	$1,000.00	$1,068.80	$4.17
	Hypothetical	0.80%	$1,000.00	$1,021.13	$4.08

MetLife Moderate to Aggressive Allocation—Class B(a)(b)	Actual	1.05%	$1,000.00	$1,031.50	$5.38
	Hypothetical	1.05%	$1,000.00	$1,019.85	$5.35

MetLife Stock Index—Class A	Actual	0.28%	$1,000.00	$1,056.30	$1.45
	Hypothetical	0.28%	$1,000.00	$1,023.78	$1.43

MetLife Stock Index—Class B	Actual	0.53%	$1,000.00	$1,055.00	$2.75
	Hypothetical	0.53%	$1,000.00	$1,022.50	$2.70

MetLife Stock Index—Class E	Actual	0.43%	$1,000.00	$1,055.60	$2.23
	Hypothetical	0.43%	$1,000.00	$1,023.02	$2.19

MFS Investors Trust—Class A	Actual	0.91%	$1,000.00	$1,077.10	$4.76
	Hypothetical	0.91%	$1,000.00	$1,020.56	$4.63

MFS Investors Trust—Class B	Actual	1.16%	$1,000.00	$1,076.20	$6.07
	Hypothetical	1.16%	$1,000.00	$1,019.29	$5.90

MFS Investors Trust—Class E	Actual	1.06%	$1,000.00	$1,077.30	$5.55
	Hypothetical	1.06%	$1,000.00	$1,019.80	$5.40

MFS Total Return—Class A	Actual	0.72%	$1,000.00	$1,022.20	$3.67
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

MFS Total Return—Class B	Actual	0.97%	$1,000.00	$1,020.90	$4.94
	Hypothetical	0.97%	$1,000.00	$1,020.26	$4.94

MFS Total Return—Class E	Actual	0.87%	$1,000.00	$1,021.40	$4.43
	Hypothetical	0.87%	$1,000.00	$1,020.77	$4.43

Morgan Stanley EAFE Index—Class A	Actual	0.50%	$1,000.00	$1,152.10	$2.71
	Hypothetical	0.50%	$1,000.00	$1,022.66	$2.55

Morgan Stanley EAFE Index—Class B	Actual	0.75%	$1,000.00	$1,150.60	$4.07
	Hypothetical	0.75%	$1,000.00	$1,021.38	$3.82

Morgan Stanley EAFE Index—Class E	Actual	0.65%	$1,000.00	$1,150.90	$3.52
	Hypothetical	0.65%	$1,000.00	$1,021.89	$3.31

MSF-78

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 to December 31, 2005
Neuberger Berman Mid Cap Value—Class A	Actual	0.79%	$1,000.00	$1,085.40	$4.15
	Hypothetical	0.79%	$1,000.00	$1,021.18	$4.02

Neuberger Berman Mid Cap Value—Class B	Actual	1.04%	$1,000.00	$1,084.00	$5.46
	Hypothetical	1.04%	$1,000.00	$1,019.90	$5.29

Neuberger Berman Mid Cap Value—Class E	Actual	0.94%	$1,000.00	$1,084.50	$4.94
	Hypothetical	0.94%	$1,000.00	$1,020.41	$4.79

Oppenheimer Global Equity—Class A	Actual	1.00%	$1,000.00	$1,142.00	$5.40
	Hypothetical	1.00%	$1,000.00	$1,020.11	$5.09

Oppenheimer Global Equity—Class B	Actual	1.25%	$1,000.00	$1,140.00	$6.74
	Hypothetical	1.25%	$1,000.00	$1,018.83	$6.36

Oppenheimer Global Equity—Class E	Actual	1.15%	$1,000.00	$1,140.80	$6.21
	Hypothetical	1.15%	$1,000.00	$1,019.34	$5.85

Russell 2000 Index—Class A	Actual	0.35%	$1,000.00	$1,056.90	$1.81
	Hypothetical	0.35%	$1,000.00	$1,023.42	$1.79

Russell 2000 Index—Class B	Actual	0.60%	$1,000.00	$1,056.20	$3.11
	Hypothetical	0.60%	$1,000.00	$1,022.15	$3.06

Russell 2000 Index—Class E	Actual	0.50%	$1,000.00	$1,056.40	$2.59
	Hypothetical	0.50%	$1,000.00	$1,022.66	$2.55

Salomon Brothers Strategic Bond Opportunities—Class A	Actual	0.74%	$1,000.00	$1,007.10	$3.74
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

Salomon Brothers Strategic Bond Opportunities—Class B	Actual	0.99%	$1,000.00	$1,005.60	$5.00
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

Salomon Brothers Strategic Bond Opportunities—Class E	Actual	0.89%	$1,000.00	$1,006.30	$4.50
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

Salomon Brothers U.S. Government—Class A	Actual	0.61%	$1,000.00	$1,000.80	$3.08
	Hypothetical	0.61%	$1,000.00	$1,022.10	$3.11

Salomon Brothers U.S. Government—Class B	Actual	0.86%	$1,000.00	$999.20	$4.33
	Hypothetical	0.86%	$1,000.00	$1,020.82	$4.38

Salomon Brothers U.S. Government—Class E	Actual	0.76%	$1,000.00	$1,000.00	$3.83
	Hypothetical	0.76%	$1,000.00	$1,021.33	$3.87

T. Rowe Price Large Cap Growth—Class A	Actual	0.71%	$1,000.00	$1,077.20	$3.72
	Hypothetical	0.71%	$1,000.00	$1,021.59	$3.62

T. Rowe Price Large Cap Growth—Class B	Actual	0.96%	$1,000.00	$1,075.90	$5.02
	Hypothetical	0.96%	$1,000.00	$1,020.31	$4.89

T. Rowe Price Large Cap Growth—Class E	Actual	0.86%	$1,000.00	$1,076.60	$4.50
	Hypothetical	0.86%	$1,000.00	$1,020.82	$4.38

T. Rowe Price Small Cap Growth—Class A	Actual	0.59%	$1,000.00	$1,088.50	$3.11
	Hypothetical	0.59%	$1,000.00	$1,022.20	$3.01

T. Rowe Price Small Cap Growth—Class B	Actual	0.84%	$1,000.00	$1,086.90	$4.42
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

T. Rowe Price Small Cap Growth—Class E	Actual	0.74%	$1,000.00	$1,088.10	$3.89
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

Zenith Equity(b)	Actual	0.73%	$1,000.00	$1,103.40	$3.87
	Hypothetical	0.73%	$1,000.00	$1,021.48	$3.72

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3. to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-79

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2005

Mutual Funds—99.9% of Total Net Assets

Security Description	Shares	Value*

Investment Companies—99.9%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	19,273	$312,800
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	74,956	920,455
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	11,534	157,436
Met Investors Series Trust—MET/AIM Small Cap Growth Portfolio, (Class A)	11,494	157,006
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	356,676	4,137,437
Met Investors Series Trust—T. Rowe Price Mid Cap Growth Portfolio, (Class A)	18,818	159,769
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	22,184	2,451,160
Metropolitan Series Fund, Inc.—BlackRock Strategic Value Portfolio, (Class A)	8,449	156,817
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	10,098	312,115
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	24,083	324,643
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	23,616	309,134
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	14,082	467,509
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	7,565	158,708

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	11,240	$156,457
Metropolitan Series Fund, Inc.—Salomon Brothers Strategic Bond Opportunities Portfolio, (Class A)	217,369	2,764,928
Metropolitan Series Fund, Inc.—Salomon Brothers U.S. Government Portfolio, (Class A)	150,077	1,833,942
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	46,250	625,762

Total Mutual Funds (Identified Cost $15,329,093)		15,406,078

Total Investments—99.9% (Identified Cost $15,329,093) (a)		15,406,078
Other assets less liabilities		16,301

Total Net Assets—100%		$15,422,379

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $15,333,566 and the composition of unrealized appreciation and depreciation of investment securities was $131,487 and $(58,975), respectively.

*See accompanying notes to financial statements.

MSF-80

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$15,406,078
Receivable for:
Securities sold		281,702
Fund shares sold		7,062
Due from Adviser		35,800

Total Assets		15,730,642
Liabilities
Payable for:
Fund shares redeemed	$288,764
Accrued expenses:
Service and distribution fees	2,292
Other expenses	17,207

Total Liabilities		308,263

Net Assets		$15,422,379

Net assets consists of:
Capital paid in		$15,299,892
Accumulated net realized gains		45,502
Unrealized appreciation on investments		76,985

Net Assets		$15,422,379

Computation of offering price:
Class A
Net asset value and redemption price per share ($2,784,736 divided by 268,451 shares outstanding)		$10.37

Class B
Net asset value and redemption price per share ($12,637,643 divided by 1,219,957 shares outstanding)		$10.36

Identified cost of investments		$15,329,093

Statement of Operations

Period May 2, 2005(a) through December 31, 2005

Investment Income
Dividends from underlying Portfolios		$53,703

Expenses
Management fees	$4,197
Service and distribution fees—Class B	8,004
Directors’ fees and expenses	309
Custodian	20,715
Audit and tax services	13,000
Legal	2,927
Miscellaneous	3,046

Total expenses	52,198
Expense reimbursements	(39,997)	12,201

Net Investment Income		41,502

Realized and Unrealized Gain
Realized gain on:
Investments—net	7,690
Capital gain distributions from underlying Portfolios	53,234	60,924

Unrealized appreciation on:
Investments—net		76,985

Net gain		137,909

Net Increase in Net Assets From Operations		$179,411

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-81

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Changes in Net Assets

May 2, 2005(a) through December 31, 2005
From Operations
Net investment income	$41,502
Net realized gain	60,924
Unrealized appreciation	76,985

Increase in net assets from operations	179,411

From Distributions to Shareholders
Net investment income
Class A	(9,949)
Class B	(33,556)

(43,505)

Net realized gain
Class A	(2,633)
Class B	(10,786)

(13,419)

Total distributions	(56,924)

Increase in net assets from capital share transactions	15,299,892

Total increase in net assets	15,422,379

Net Assets
End of the period	$15,422,379

Undistributed Net Investment Income
End of the period	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	May 2, 2005(a) through December 31, 2005
	Shares	$
Class A
Sales	470,206	$4,830,736
Reinvestments	1,211	12,582
Redemptions	(202,966)	(2,089,738)

Net increase	268,451	$2,753,580

Class B
Sales	1,347,495	$13,853,831
Reinvestments	4,276	44,342
Redemptions	(131,814)	(1,351,861)

Net increase	1,219,957	$12,546,312

Increase derived from capital share transactions	1,488,408	$15,299,892

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-82

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.03		0.03
Net realized and unrealized gain of investments	0.38		0.37

Total from investment operations	0.41		0.40

Less Distributions
Distributions from net investment income	(0.03)		(0.03)
Distributions from net realized capital gains	(0.01)		(0.01)

Total distributions	(0.04)		(0.04)

Net Asset Value, End of Period	$10.37		$10.36

Total Return (%)	4.1	(b)	4.0	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.05	(c)	1.30	(c)
Ratio of net investment income to average net assets (%) (d)	0.96	(c)	1.00	(c)
Portfolio turnover rate (%)	32	(c)	32	(c)
Net assets, end of period (000)	$2,785		$12,638

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-83

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2005

Mutual Funds—100.0% of Total Net Assets

Security Description	Shares	Value*

Investment Company—100.0%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	146,520	$2,378,025
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	285,041	3,500,302
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	87,452	1,193,723
Met Investors Series Trust—MET/AIM Small Cap Growth Portfolio, (Class A)	43,572	595,194
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	42,956	607,825
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	1,105,133	12,819,544
Met Investors Series Trust—T. Rowe Price Mid Cap Growth Portfolio, (Class A)	71,308	605,409
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	42,183	4,660,842
Metropolitan Series Fund, Inc.—BlackRock Strategic Value Portfolio, (Class A)	32,050	594,843
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	76,628	2,368,583
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	182,914	2,465,679
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	179,304	2,347,086
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	124,609	4,137,019

Security Description	Shares	Value*

Investment Company—(Continued)
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	86,048	$1,805,290
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	127,845	1,779,607
Metropolitan Series Fund, Inc.—Salomon Brothers Strategic Bond Opportunities Portfolio, (Class A)	688,745	8,760,841
Metropolitan Series Fund, Inc.—Salomon Brothers U.S. Government Portfolio, (Class A)	332,955	4,068,715
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	306,783	4,150,777

Total Mutual Funds (Identified Cost $58,169,939)		58,839,304

Total Investments—100.0% (Identified Cost $58,169,939) (a)		58,839,304
Other assets less liabilities		5,943

Total Net Assets—100%		$58,845,247

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $58,169,964 and the composition of unrealized appreciation and depreciation of investment securities was $916,580 and $(247,240), respectively.

*See accompanying notes to financial statements.

MSF-84

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$58,839,304
Receivable for:
Fund shares sold		401,285
Due from Adviser		32,234

Total Assets		59,272,823
Liabilities
Payable for:
Fund shares redeemed	$111,473
Securities purchased	289,813
Accrued expenses:
Service and distribution fees	9,023
Other expenses	17,267

Total Liabilities		427,576

Net Assets		$58,845,247

Net assets consists of:
Capital paid in		$57,987,310
Accumulated net realized gains		188,572
Unrealized appreciation on investments		669,365

Net Assets		$58,845,247

Computation of offering price:
Class A
Net asset value and redemption price per share ($10,456,872 divided by 986,271 shares outstanding)		$10.60

Class B
Net asset value and redemption price per share ($48,388,375 divided by 4,572,994 shares outstanding)		$10.58

Identified cost of investments		$58,169,939

Statement of Operations

Period May 2, 2005(a) through December 31, 2005

Investment Income
Dividends from underlying Portfolios		$236,989

Expenses
Management fees	$15,111
Service and distribution fees—Class B	30,125
Directors’ fees and expenses	309
Custodian	20,720
Audit and tax services	13,000
Legal	10,269
Miscellaneous	3,046

Total expenses	92,580
Expense reimbursements	(47,344)	45,236

Net Investment Income		191,753

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	(50,440)
Capital gain distributions from underlying Portfolios	256,975	206,535

Unrealized appreciation on:
Investments—net		669,365

Net gain		875,900

Net Increase in Net Assets From Operations		$1,067,653

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-85

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Changes in Net Assets

May 2, 2005(a) through December 31, 2005
From Operations
Net investment income	$191,753
Net realized gain	206,535
Unrealized appreciation	669,365

Increase in net assets from operations	1,067,653

From Distributions to Shareholders
Net investment income
Class A	(39,826)
Class B	(158,869)

(198,695)

Net realized gain
Class A	(1,943)
Class B	(9,078)

(11,021)

Total distributions	(209,716)

Increase in net assets from capital share transactions	57,987,310

Total increase in net assets	58,845,247

Net Assets
End of the period	$58,845,247

Undistributed Net Investment Income
End of the period	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	May 2, 2005(a) through December 31, 2005
	Shares	$
Class A
Sales	1,226,378	$12,763,078
Reinvestments	3,933	41,769
Redemptions	(244,040)	(2,544,902)

Net increase	986,271	$10,259,945

Class B
Sales	4,869,411	$50,819,795
Reinvestments	15,844	167,947
Redemptions	(312,261)	(3,260,377)

Net increase	4,572,994	$47,727,365

Increase derived from capital share transactions	5,559,265	$57,987,310

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-86

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.04		0.03
Net realized and unrealized gain of investments	0.60		0.59

Total from Investment Operations	0.64		0.62

Less Distributions
Distributions from net investment income	(0.04)		(0.04)

Total distributions	(0.04)		(0.04)

Net Asset Value, End of Period	$10.60		$10.58

Total Return (%)	6.4	(b)	6.2	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.41	(c)	0.66	(c)
Ratio of net investment income to average net assets (%) (d)	1.28	(c)	1.27	(c)
Portfolio turnover rate (%)	3	(c)	3	(c)
Net assets, end of period (000)	$10,457		$48,388

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-87

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2005

Mutual Funds—100.1% of Total Net Assets

Security Description	Shares	Value*

Investment Company—100.1%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	530,555	$8,610,915
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	393,372	4,830,608
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	361,549	4,935,149
Met Investors Series Trust—MET/AIM Small Cap Growth Portfolio, (Class A)	179,984	2,458,583
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	88,779	1,256,230
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	1,871,840	21,713,344
Met Investors Series Trust—T. Rowe Price Mid Cap Growth Portfolio, (Class A)	294,519	2,500,464
Metropolitan Series Fund, Inc.—BlackRock Strategic Value Portfolio, (Class A)	132,421	2,457,727
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	198,035	6,121,263
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	567,083	7,644,277
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	463,331	6,064,997
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	404,671	13,435,079

Security Description	Shares	Value*

Investment Company—(Continued)
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	237,023	$4,972,740
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	264,099	3,676,257
Metropolitan Series Fund, Inc.—Salomon Brothers Strategic Bond Opportunities Portfolio, (Class A)	1,140,521	14,507,429
Metropolitan Series Fund, Inc.—Salomon Brothers U.S. Government Portfolio, (Class A)	295,430	3,610,153
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	996,092	13,477,124

Total Mutual Funds (Identified Cost $120,439,066)		122,272,339

Total Investments—100.1% (Identified Cost $120,439,066) (a)		122,272,339
Liabilities in excess of other assets		(9,736)

Total Net Assets—100%		$122,262,603

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $120,439,066 and the composition of unrealized appreciation and depreciation of investment securities was $2,414,206 and $(580,933), respectively.

*See accompanying notes to financial statements.

MSF-88

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$122,272,339
Receivable for:
Fund shares sold		1,132,982
Due from Adviser		26,139

Total Assets		123,431,460
Liabilities
Payable for:
Fund shares redeemed	$174,149
Securities purchased	958,832
Accrued expenses:
Service and distribution fees	18,538
Other expenses	17,338

Total Liabilities		1,168,857

Net Assets		$122,262,603

Net assets consists of:
Capital paid in		$119,869,216
Accumulated net realized gains		560,114
Unrealized appreciation on investments		1,833,273

Net Assets		$122,262,603

Computation of offering price:
Class A
Net asset value and redemption price per share ($21,244,802 divided by 1,962,837 shares outstanding)		$10.82

Class B
Net asset value and redemption price per share ($101,017,801 divided by 9,343,063 shares outstanding)		$10.81

Identified cost of investments		$120,439,066

Statement of Operations

Period May 2, 2005(a) through December 31, 2005

Investment Income
Dividends from underlying Portfolios		$521,074

Expenses
Management fees	$29,279
Service and distribution fees—Class B	59,449
Directors’ fees and expenses	309
Custodian	20,752
Audit and tax services	13,000
Legal	18,311
Miscellaneous	3,047

Total expenses	144,147
Expense reimbursements	(55,419)	88,728

Net Investment Income		432,346

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	(253,196)
Capital gain distributions from underlying Portfolios	834,367	581,171

Unrealized appreciation on:
Investments—net		1,833,273

Net gain		2,414,444

Net Increase in Net Assets From Operations		$2,846,790

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-89

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Changes in Net Assets

May 2, 2005(a) through December 31, 2005
From Operations
Net investment income	$432,346
Net realized gain	581,171
Unrealized appreciation	1,833,273

Increase in net assets from operations	2,846,790

From Distributions to Shareholders
Net investment income
Class A	(86,505)
Class B	(355,851)

(442,356)

Net realized gain
Class A	(1,922)
Class B	(9,125)

(11,047)

Total distributions	(453,403)

Increase in net assets from capital share transactions	119,869,216

Total increase in net assets	122,262,603

Net Assets
End of the period	$122,262,603

Undistributed Net Investment Income
End of the period	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	May 2, 2005(a) through December 31, 2005
	Shares	$
Class A
Sales	2,135,800	$22,592,320
Reinvestments	8,150	88,427
Redemptions	(181,113)	(1,924,299)

Net increase	1,962,837	$20,756,448

Class B
Sales	9,868,295	$104,696,467
Reinvestments	33,669	364,976
Redemptions	(558,901)	(5,948,675)

Net increase	9,343,063	$99,112,768

Increase derived from capital share transactions	11,305,900	$119,869,216

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-90

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.04		0.04
Net realized and unrealized gain of investments	0.83		0.81

Total from investment operations	0.87		0.85

Less Distributions
Distributions from net investment income	(0.05)		(0.04)

Total distributions	(0.05)		(0.04)

Net Asset Value, End of Period	$10.82		$10.81

Total Return (%)	8.7	(b)	8.5	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.29	(c)	0.54	(c)
Ratio of net investment income to average net assets (%)(d)	1.57	(c)	1.45	(c)
Portfolio turnover rate (%)	1	(c)	1	(c)
Net assets, end of period (000)	$21,245		$101,018

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-91

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—100.0% of Total Net Assets

Security Description	Shares	Value*

Mutual Funds—100.0%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	490,045	$7,953,426
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	141,355	1,735,837
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	324,742	4,432,734
Met Investors Series Trust—MET/AIM Small Cap Growth Portfolio, (Class A)	194,080	2,651,132
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	127,637	1,806,063
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	672,737	7,803,753
Met Investors Series Trust—T. Rowe Price Mid Cap Growth Portfolio, (Class A)	317,630	2,696,680
Metropolitan Series Fund, Inc.—BlackRock Strategic Value Portfolio, (Class A)	142,797	2,650,311
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	170,809	5,279,697
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	543,465	7,325,904
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	466,287	6,103,695
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	396,685	13,169,936
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	255,465	5,359,664

Security Description	Shares	Value*

Mutual Funds—(Continued)
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	189,825	$2,642,368
Metropolitan Series Fund, Inc.—Salomon Brothers Strategic Bond Opportunities Portfolio, (Class A)	341,596	4,345,097
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	911,362	12,330,734

Total Common Stock (Identified Cost $86,504,375)		88,287,031

Total Investments—100.0% (Identified Cost $86,504,375) (a)		88,287,031
Liabilities in excess of other assets		(636)

Total Net Assets—100%		$88,286,395

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $86,504,757 and the composition of unrealized appreciation and depreciation of investment securities was $2,220,705 and $(438,431), respectively.

*See accompanying notes to financial statements.

MSF-92

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$88,287,031
Receivable for:
Fund shares sold		333,510
Due from Adviser		30,554

Total Assets		88,651,095
Liabilities
Payable for:
Fund shares redeemed	$226,546
Securities purchased	106,964
Accrued expenses:
Service and distribution fees	13,888
Other expenses	17,302

Total Liabilities		364,700

Net Assets		$88,286,395

Net assets consists of:
Capital paid in		$86,032,997
Accumulated net realized gains		470,742
Unrealized appreciation on investments		1,782,656

Net Assets		$88,286,395

Computation of offering price:
Class A
Net asset value and redemption price per share ($13,387,732 divided by 1,211,359 shares outstanding)		$11.05

Class B
Net asset value and redemption price per share ($74,898,663 divided by 6,782,551 shares outstanding)		$11.04

Identified cost of investments		$86,504,375

Statement of Operations

Period May 2, 2005(a) through December 31, 2005

Investment Income
Dividends from underlying Portfolios		$357,641

Expenses
Management fees	$21,846
Service and distribution fees—Class B	45,099
Directors’ fees and expenses	309
Custodian	20,757
Audit and tax services	13,000
Legal	15,287
Miscellaneous	3,047

Total expenses	119,345
Expense reimbursements	(52,400)	66,945

Net Investment Income		290,696

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	(225,850)
Capital gain distributions from underlying Portfolios	713,072	487,222

Unrealized appreciation on:
Investments—net		1,782,656

Net gain		2,269,878

Net Increase in Net Assets From Operations		$2,560,574

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-93

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Changes in Net Assets

May 2, 2005(a) through December 31, 2005
From Operations
Net investment income	$290,696
Net realized gain	487,222
Unrealized appreciation	1,782,656

Increase in net assets from operations	2,560,574

From Distributions to Shareholders
Net investment income
Class A	(51,614)
Class B	(247,668)

(299,282)

Net realized gain
Class A	(1,200)
Class B	(6,694)

(7,894)

Total Distributions	(307,176)

Increase in net assets from capital share transactions	86,032,997

Total increase in net assets	88,286,395

Net Assets
End of the period	$88,286,395

Undistributed Net Investment Income
End of the period	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	May 2, 2005(a) through December 31, 2005
	Shares	$
Class A
Sales	1,320,122	$14,177,411
Reinvestments	4,762	52,814
Redemptions	(113,525)	(1,229,144)

Net increase	1,211,359	$13,001,081

Class B
Sales	7,101,186	$76,457,396
Reinvestments	22,957	254,362
Redemptions	(341,592)	(3,679,842)

Net increase	6,782,551	$73,031,916

Increase derived from capital share transactions	7,993,910	$86,032,997

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-94

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.04		0.04
Net realized and unrealized gain of investments	1.05		1.05

Total from investment operations	1.09		1.08

Less Distributions
Distributions from net investment income	(0.04)		(0.04)

Total distributions	(0.04)		(0.04)

Net Asset Value, End of Period	$11.05		$11.04

Total Return (%)	10.9	(b)	10.8	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.34	(c)	0.59	(c)
Ratio of net investment income to average net assets (%) (d)	1.34	(c)	1.33	(c)
Portfolio turnover rate (%)	2	(c)	2	(c)
Net assets, end of period (000)	$13,388		$74,899

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-95

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2005

Mutual Funds—99.8% of Total Net Assets

Security Description	Shares	Value*

Investment Company—99.8%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	62,937	$1,021,462
Met Investors Series Trust—Lazard Mid Cap Portfolio, (Class A)	44,999	614,242
Met Investors Series Trust—MET/AIM Small Cap Growth Portfolio, (Class A)	22,402	306,013
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	14,743	208,613
Met Investors Series Trust—T. Rowe Price Mid Cap Growth Portfolio, (Class A)	36,694	311,531
Metropolitan Series Fund, Inc.—BlackRock Strategic Value Portfolio, (Class A)	16,489	306,039
Metropolitan Series Fund, Inc.—Davis Venure Value Portfolio, (Class A)	26,310	813,231
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	78,583	1,059,294
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	61,556	805,762
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	51,934	1,724,217

Security Description	Shares	Value*

Investment Company—(Continued)
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	39,328	$825,110
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	36,512	508,242
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	127,794	1,729,057

Total Mutual Funds (Identified Cost $10,009,193)		10,232,813

Total Investments—99.8% (Identified Cost $10,009,193) (a)		10,232,813
Other assets less liabilities		17,626

Total Net Assets—100%		$10,250,439

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $10,012,666 and the composition of unrealized appreciation and depreciation of investment securities was $271,933 and $(51,786), respectively.

*See accompanying notes to financial statements.

MSF-96

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$10,232,813
Receivable for:
Fund shares sold		107,232
Due from Adviser		36,184

Total Assets		10,376,229
Liabilities
Payable for:
Fund shares redeemed	$58,314
Securities purchased	48,918
Accrued expenses:
Service and distribution fees	1,402
Other expenses	17,156

Total Liabilities		125,790

Net Assets		$10,250,439

Net assets consists of:
Capital paid in		$9,960,568
Accumulated net realized gains		66,251
Unrealized appreciation on investments		223,620

Net Assets		$10,250,439

Computation of offering price:
Class A
Net asset value and redemption price per share ($2,866,603 divided by 255,833 shares outstanding)		$11.21

Class B
Net asset value and redemption price per share ($7,383,836 divided by 660,040 shares outstanding)		$11.19

Identified cost of investments		$10,009,193

Statement of Operations

Period May 2, 2005(a) through December 31, 2005

Investment Income
Dividends from underlying Portfolios		$38,135

Expenses
Management fees	$2,325
Service and distribution fees—Class B	4,145
Directors’ fees and expenses	309
Custodian	20,722
Audit and tax services	13,000
Legal	1,471
Miscellaneous	3,006

Total expenses	44,978
Expense reimbursements	(38,508)	6,470

Net Investment Income		31,665

Realized and Unrealized Gain
Realized gain on:
Investments—net	6,564
Capital gain distributions from underlying Portfolios	88,951	95,515

Unrealized appreciation on:
Investments—net		223,620

Net gain		319,135

Net Increase in Net Assets From Operations		$350,800

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-97

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Changes in Net Assets

May 2, 2005(a) through December 31, 2005
From Operations
Net investment income	$31,665
Net realized gain	95,515
Unrealized appreciation	223,620

Increase in net assets from operations	350,800

From Distributions to Shareholders
Net investment income
Class A	(10,536)
Class B	(22,499)

(33,035)

Net realized gain
Class A	(7,966)
Class B	(19,928)

(27,894)

Total distributions	(60,929)

Increase in net assets from capital share transactions	9,960,568

Total increase in net assets	10,250,439

Net Assets
End of the period	$10,250,439

Undistributed Net Investment Income
End of the period	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	May 2, 2005(a) through December 31, 2005
	Shares	$
Class A
Sales	331,583	$3,587,263
Reinvestments	1,645	18,502
Redemptions	(77,395)	(845,021)

Net increase	255,833	$2,760,744

Class B
Sales	843,456	$9,182,446
Reinvestments	3,778	42,427
Redemptions	(187,194)	(2,025,049)

Net increase	660,040	$7,199,824

Increase derived from capital share transactions	915,873	$9,960,568

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-98

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.04		0.03
Net realized and unrealized gain of investments	1.24		1.23

Total from investment operations	1.28		1.26

Less Distributions
Distributions from net investment income	(0.04)		(0.04)
Distributions from net realized capital gains	(0.03)		(0.03)

Total distributions	(0.07)		(0.07)

Net Asset Value, End of Period	$11.21		$11.19

Total Return (%)	12.7	(b)	12.6	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.76	(c)	2.01	(c)
Ratio of net investment income to average net assets (%) (d)	1.53	(c)	1.29	(c)
Portfolio turnover rate (%)	57	(c)	57	(c)
Net assets, end of period (000)	$2,867		$7,384

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

See accompanying notes to financial statements.

MSF-99

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—99.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
General Dynamics Corp.	166,500	$18,989,325
L-3 Communications Holdings, Inc.	210,600	15,658,110
Raytheon Co.	305,600	12,269,840

		46,917,275

Air Freight & Logistics—1.3%
CNF, Inc.	246,200	13,760,118
Ryder System, Inc.	232,300	9,528,946

		23,289,064

Automobiles—0.6%
Harley-Davidson, Inc.	220,600	11,358,694

Beverages—1.7%
Coca-Cola Enterprises, Inc. (a)	10	192
PepsiCo, Inc.	345,300	20,400,324
The Pepsi Bottling Group, Inc.	365,600	10,459,816

		30,860,332

Biotechnology—1.5%
Amgen, Inc. (b)	207,400	16,355,564
Invitrogen Corp. (b)	163,100	10,868,984

		27,224,548

Capital Markets—3.0%
Ameriprise Financial, Inc.	79,200	3,247,200
Lehman Brothers Holdings, Inc.	176,100	22,570,737
State Street Corp.	256,200	14,203,728
The Bear Stearns Co., Inc. (a)	121,400	14,025,342

		54,047,007

Chemicals—1.6%
Lyondell Chemical Co.	236,280	5,628,190
The Dow Chemical Co.	260,400	11,410,728
The Lubrizol Corp.	257,000	11,161,510

		28,200,428

Commercial Banks—7.8%
Bank of America Corp.	1,007,300	46,486,895
BB&T Corp.	356,500	14,940,915
Comerica, Inc.	228,500	12,969,660
KeyCorp.	433,700	14,281,741
U.S. Bancorp.	703,900	21,039,571
Wachovia Corp.	573,500	30,315,210

		140,033,992

Commercial Services & Supplies—1.3%
Cendant Corp.	647,600	11,171,100
Checkfree Corp. (b)	255,800	11,741,220

		22,912,320

Security Description	Shares	Value*

Communications Equipment—2.6%
Cisco Systems, Inc. (b)	889,700	$15,231,664
Emulex Corp. (b)	443,800	8,782,802
Motorola, Inc.	994,400	22,463,496

		46,477,962

Computers & Peripherals—2.9%
Hewlett-Packard Co.	655,500	18,766,965
International Business Machines Corp.	410,900	33,775,980

		52,542,945

Consumer Finance—1.1%
American Express Co.	396,000	20,378,160

Diversified Financial Services—2.5%
CIT Group, Inc.	310,400	16,072,512
Citigroup, Inc.	379,200	18,402,576
Federated Investors, Inc. (Class B)	273,000	10,111,920

		44,587,008

Diversified Telecommunication Services—2.3%
AT&T, Inc.	925,800	22,672,842
Verizon Communications, Inc.	608,428	18,325,851

		40,998,693

Electric Utilities—2.9%
FirstEnergy Corp.	248,400	12,169,116
PG&E Corp.	512,600	19,027,712
PPL Corp.	689,700	20,277,180

		51,474,008

Electronic Equipment & Instruments—0.5%
Technologies Data Corp. (b)	226,600	8,991,488

Energy Equipment & Services—1.6%
Nabors Industries, Ltd. (b)	137,800	10,438,350
Patterson-UTI Energy, Inc.	548,600	18,076,370

		28,514,720

Food & Staples Retailing—0.8%
The Kroger Co. (b)	436,300	8,237,344
Wal-Mart Stores, Inc.	144,700	6,771,960

		15,009,304

Food Products—1.3%
Archer-Daniels-Midland Co.	458,300	11,301,678
General Mills, Inc.	246,700	12,167,244

		23,468,922

Health Care Equipment & Supplies—1.3%
Bausch & Lomb, Inc.	161,000	10,931,900
Becton, Dickinson & Co.	203,600	12,232,288

		23,164,188

*See accompanying notes to financial statements.

MSF-100

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—3.2%
Aetna, Inc.	182,500	$17,211,575
Coventry Health Care, Inc. (b)	296,143	16,868,305
HCA, Inc.	229,600	11,594,800
McKesson Corp.	211,800	10,926,762

		56,601,442

Hotels, Restaurants & Leisure—0.8%
McDonald’s Corp.	435,700	14,691,804

Household Durables—3.1%
Fortune Brands, Inc.	178,100	13,895,362
Newell Rubbermaid, Inc. (a)	364,300	8,663,054
Pulte Homes, Inc.	280,600	11,044,416
The Black & Decker Corp.	107,200	9,322,112
The Stanley Works	280,300	13,465,612

		56,390,556

Household Products—1.4%
The Procter & Gamble Co.	431,050	24,949,174

Industrial Conglomerates—5.6%
General Electric Co.	2,231,300	78,207,065
Textron, Inc.	115,100	8,860,398
Tyco International, Ltd.	432,000	12,467,520

		99,534,983

Insurance—5.2%
American International Group, Inc.	332,700	22,700,121
Genworth Financial, Inc. (Class A)	319,000	11,031,020
Prudential Financial, Inc.	179,400	13,130,286
The Allstate Corp.	183,100	9,900,217
The Chubb Corp.	139,300	13,602,645
The Hartford Financial Services Group, Inc.	133,700	11,483,493
W.R. Berkley Corp.	227,400	10,828,788

		92,676,570

Internet & Catalog Retail—0.5%
eBay, Inc. (b)	223,200	9,653,400

IT Services—0.6%
Computer Sciences Corp. (b)	202,600	10,259,664

Machinery—1.3%
Ingersoll-Rand Co., Ltd. (Class A) (a)	272,900	11,016,973
PACCAR, Inc.	185,800	12,862,934

		23,879,907

Media—3.6%
Comcast Corp. (Special Class A) (b)	441,600	11,344,704
The McGraw-Hill Cos., Inc.	333,200	17,203,116
The Walt Disney Co.	835,900	20,036,523
Time Warner, Inc.	887,786	15,482,988

		64,067,331

Security Description	Shares	Value*

Metals & Mining—0.6%
Nucor Corp.	168,800	$11,262,336

Multi-Utilities—0.6%
Sempra Energy	237,600	10,653,984

Multiline Retail—2.2%
Federated Department Stores, Inc.	194,400	12,894,552
J.C. Penney Co., Inc.	233,500	12,982,600
Nordstrom, Inc.	352,100	13,168,540

		39,045,692

Oil, Gas & Consumable Fuels—7.5%
Burlington Resources, Inc.	188,800	16,274,560
ConocoPhillips	510,000	29,671,800
Devon Energy Corp.	278,900	17,442,406
Exxon Mobil Corp.	787,700	44,245,109
Kerr-McGee Corp.	183,700	16,690,982
Valero Energy Corp.	202,200	10,433,520

		134,758,377

Paper & Forest Products—0.8%
Louisiana-Pacific Corp.	507,000	13,927,290

Pharmaceuticals—6.9%
Hospira, Inc. (b)	183,500	7,850,130
Johnson & Johnson	374,600	22,513,460
Merck & Co., Inc.	738,800	23,501,228
Pfizer, Inc.	1,793,825	41,831,999
Wyeth	585,700	26,983,199

		122,680,016

Real Estate—0.6%
Simon Property Group, Inc. (REIT) (a)	133,700	10,245,431

Road & Rail—1.0%
Burlington Northern Santa Fe Corp.	249,400	17,662,508

Semiconductors & Semiconductor Equipment—3.0%
Freescale Semiconductor, Inc. (Class A) (a) (b)	189,400	4,770,986
Freescale Semiconductor, Inc. (Class B) (b)	189,400	4,767,198
Intel Corp.	1,800,900	44,950,464

		54,488,648

Software—3.8%
Adobe Systems, Inc.	430,400	15,907,584
Microsoft Corp.	2,021,400	52,859,610

		68,767,194

Specialty Retail—2.2%
AutoNation, Inc. (b)	453,200	9,848,036
Barnes & Noble, Inc. (a) (b)	201,590	8,601,845
The Home Depot, Inc.	515,900	20,883,632

		39,333,513

*See accompanying notes to financial statements.

MSF-101

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc. (Class B)	103,800	$9,008,802

Thrifts & Mortgage Finance—1.1%
Countrywide Financial Corp.	251,000	8,581,690
Washington Mutual, Inc.	244,200	10,622,700

		19,204,390

Tobacco – 1.6%
Altria Group, Inc.	383,100	28,625,232

Wireless Telecommunication Services—0.8%
Sprint Nextel Corp.	589,091	13,761,166

Total Common Stock (Identified Cost $1,658,369,656)		1,786,580,468

Short Term Investments—0.3%
Security Description	Face Amount	Value*

Discount Notes—0.3%
Federal Home Loan Bank 3.250%, 01/03/06	$5,200,000	5,199,061

Total Short Term Investments (Amortized Cost $5,199,061)		5,199,061

Total Investments—100.0% (Identified Cost $1,663,568,717) (c)		1,791,779,529
Liabilities in excess of other assets		(894,119)

Total Net Assets—100%		$1,790,885,410

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $18,296,465 and the collateral received consisted of cash in the amount of $18,755,894.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $1,665,080,966 and the composition of unrealized appreciation and depreciation of investment securities was $169,645,088 and $(42,946,525), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Net Unrealized Depreciation
S&P 500 Index Futures	3/16/2006	21	$6,680,407	$6,587,700	$(92,707)

*See accompanying notes to financial statements.

MSF-102

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$1,791,779,529
Cash		107,285
Collateral for securities loaned		18,755,894
Receivable for:
Fund shares sold		1,157,218
Accrued interest and dividends		3,565,259
Foreign taxes		1,507

Total Assets		1,815,366,692
Liabilities
Payable for:
Fund shares redeemed	$1,630,927
Securities purchased	3,080,037
Futures variation margin	28,928
Return of collateral for securities loaned	18,755,894
Accrued expenses:
Management fees	759,345
Service and distribution fees	13,121
Other expenses	213,030

Total Liabilities		24,481,282

Net Assets		$1,790,885,410

Net Assets Consists of:
Capital paid in		$1,962,528,166
Undistributed net investment income		23,209,724
Accumulated net realized losses		(322,970,585)
Unrealized appreciation on investments and futures contracts		128,118,105

Net Assets		$1,790,885,410

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,711,587,004 divided by 61,566,231 shares outstanding)		$27.80

Class B
Net asset value and redemption price per share ($33,624,113 divided by 1,224,303 shares outstanding)		$27.46

Class E
Net asset value and redemption price per share ($45,674,293 divided by 1,655,718 shares outstanding)		$27.59

Identified cost of investments		$1,663,568,717

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$33,001,991
Interest		411,691	(a)

		33,413,682
Expenses
Management fees	$9,042,281
Service and distribution fees—Class B	75,756
Service and distribution fees—Class E	71,315
Directors’ fees and expenses	22,265
Custodian	382,234
Audit and tax services	18,445
Legal	44,927
Printing	475,768
Insurance	38,443
Miscellaneous	41,942

Total expenses	10,213,376
Expense reductions	(322,097)	9,891,279

Net Investment Income		23,522,403

Realized and Unrealized Gain
Realized gain on:
Investments—net	186,241,062
Futures contracts—net	834,282	187,075,344

Unrealized depreciation on:
Investments—net	(148,387,024)
Futures contracts—net	(92,707)	(148,479,731)

Net gain		38,595,613

Net Increase in Net Assets From Operations		$62,118,016

(a)	Includes income on securities loaned of $51,349.

See accompanying notes to financial statements.

MSF-103

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$23,522,403	$20,680,388
Net realized gain	187,075,344	205,253,561
Unrealized depreciation	(148,479,731)	(31,114,539)

Increase in net assets from operations	62,118,016	194,819,410

From Distributions to Shareholders
Net investment income
Class A	(19,890,110)	(13,650,570)
Class B	(264,556)	(94,035)
Class E	(466,636)	(320,636)

Total distributions	(20,621,302)	(14,065,241)

Decrease in net assets from capital share transactions	(206,323,663)	(161,012,460)

Total increase (decrease) in net assets	(164,826,949)	19,741,709

Net Assets
Beginning of the period	1,955,712,359	1,935,970,650

End of the period	$1,790,885,410	$1,955,712,359

Undistributed Net Investment Income
End of the period	$23,209,724	$20,596,328

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,577,721	$69,601,355	1,052,010	$26,207,678
Reinvestments	776,048	19,890,110	544,933	13,650,570
Redemptions	(10,956,114)	(295,454,296)	(8,912,782)	(222,526,292)

Net decrease	(7,602,345)	$(205,962,831)	(7,315,839)	$(182,668,044)

Class B
Sales	420,244	$11,174,376	536,373	$13,228,045
Reinvestments	10,428	264,556	3,792	94,035
Redemptions	(205,813)	(5,472,786)	(123,439)	(3,072,157)

Net increase	224,859	$5,966,146	416,726	$10,249,923

Class E
Sales	142,097	$3,799,271	886,852	$21,957,102
Reinvestments	18,328	466,636	12,887	320,636
Redemptions	(394,790)	(10,592,885)	(438,520)	(10,872,077)

Net increase (decrease)	(234,365)	$(6,326,978)	461,219	$11,405,661

Decrease derived from capital share transactions	(7,611,851)	$(206,323,663)	(6,437,894)	$(161,012,460)

See accompanying notes to financial statements.

MSF-104

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$27.15	$24.67	$19.12	$26.01	$36.34

Income From Investment Operations
Net investment income	0.38	0.29	0.19	0.19	0.18
Net realized and unrealized gain (loss) of investments	0.57	2.37	5.54	(6.96)	(6.00)

Total from investment operations	0.95	2.66	5.73	(6.77)	(5.82)

Less Distributions
Distributions from net investment income	(0.30)	(0.18)	(0.18)	(0.12)	(0.25)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(4.26)

Total distributions	(0.30)	(0.18)	(0.18)	(0.12)	(4.51)

Net Asset Value, End of Period	$27.80	$27.15	$24.67	$19.12	$26.01

Total Return (%)	3.6	10.9	30.2	(26.1)	(17.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.55	0.54	0.56	0.54	0.53
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.53	0.53	0.55	0.52	0.50
Ratio of net investment income to average net assets (%)	1.28	1.09	0.83	0.79	0.58
Portfolio turnover rate (%)	93	89	75	79	101
Net assets, end of period (000)	$1,711,587	$1,877,980	$1,886,744	$1,564,635	$2,457,339

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$26.83	$24.40	$18.93	$25.80	$29.14

Income From Investment Operations
Net investment income	0.27	0.24	0.14	0.12	0.02
Net realized and unrealized gain (loss) of investments	0.60	2.33	5.48	(6.87)	(3.36)

Total from investment operations	0.87	2.57	5.62	(6.75)	(3.34)

Less Distributions
Distributions from net investment income	(0.24)	(0.14)	(0.15)	(0.12)	0.00

Total distributions	(0.24)	(0.14)	(0.15)	(0.12)	0.00

Net Asset Value, End of Period	$27.46	$26.83	$24.40	$18.93	$25.80

Total Return (%)	3.3	10.6	29.9	(26.3)	(11.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.79	0.81	0.79	0.78	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	0.78	0.80	0.77	0.75	(c)
Ratio of net investment income to average net assets (%)	1.06	0.98	0.59	0.61	0.45	(c)
Portfolio turnover rate (%)	93	89	75	79	101
Net assets, end of period (000)	$33,624	$26,815	$14,219	$6,486	$2,849

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-105

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$26.94	$24.50	$19.01	$25.89	$29.23

Income From Investment Operations
Net investment income	0.32	0.24	0.16	0.16	0.01
Net realized and unrealized gain (loss) of investments	0.59	2.37	5.51	(6.92)	(3.35)

Total from investment operations	0.91	2.61	5.67	(6.76)	(3.34)

Less Distributions
Distributions from net investment income	(0.26)	(0.17)	(0.18)	(0.12)	0.00

Total distributions	(0.26)	(0.17)	(0.18)	(0.12)	0.00

Net Asset Value, End of Period	$27.59	$26.94	$24.50	$19.01	$25.89

Total Return (%)	3.5	10.7	30.0	(26.2)	(11.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.70	0.69	0.71	0.69	0.68	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68	0.68	0.70	0.67	0.65	(c)
Ratio of net investment income to average net assets (%)	1.13	0.98	0.71	0.79	0.43	(c)
Portfolio turnover rate (%)	93	89	75	79	101
Net assets, end of period (000)	$45,674	$50,917	$35,008	$7,575	$11

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-106

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—98.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.1%
General Dynamics Corp.	7,500	$855,375
L-3 Communications Holdings, Inc.	9,100	676,585
Lockheed Martin Corp.	9,600	610,848
Raytheon Co.	17,900	718,685

		2,861,493

Beverages—1.0%
Constellation Brands, Inc. (a)	22,000	577,060
The Pepsi Bottling Group, Inc.	24,100	689,501

		1,266,561

Capital Markets—5.2%
Affiliated Managers Group, Inc. (a)	11,200	898,800
Capital One Financial Corp.	10,000	864,000
E*TRADE Financial Corp. (a)	64,400	1,343,384
Lehman Brothers Holdings, Inc.	15,300	1,961,001
State Street Corp.	11,500	637,560
The Bear Stearns Co., Inc.	10,400	1,201,512

		6,906,257

Chemicals—1.7%
Eastman Chemical Co.	13,700	706,783
The Dow Chemical Co.	21,200	928,984
The Lubrizol Corp.	15,000	651,450

		2,287,217

Commercial Banks—13.1%
Bank of America Corp.	127,000	5,861,050
BB&T Corp.	39,900	1,672,209
Comerica, Inc.	24,100	1,367,916
KeyCorp.	38,200	1,257,926
SunTrust Banks, Inc.	17,300	1,258,748
The Colonial BancGroup, Inc.	40,000	952,800
U.S. Bancorp.	63,100	1,886,059
Wachovia Corp.	61,200	3,235,032

		17,491,740

Commercial Services & Supplies—0.5%
Sabre Holdings Corp. (Class A)	28,200	679,902

Communications Equipment – 0.6%
Motorola, Inc.	33,100	747,729

Computers & Peripherals—2.3%
Hewlett-Packard Co.	31,400	898,982
International Business Machines Corp.	16,127	1,325,639
Western Digital Corp. (a)	44,100	820,701

		3,045,322

Construction Materials—0.4%
Martin Marietta Materials, Inc.	7,400	567,728

Containers & Packaging—0.6%
Temple-Inland, Inc.	18,500	829,725

Security Description	Shares	Value*

Diversified Financial Services—5.5%
CIT Group, Inc.	19,600	$1,014,888
Citigroup, Inc.	78,600	3,814,458
JPMorgan Chase & Co.	62,100	2,464,749

		7,294,095

Diversified Telecommunication Services—4.4%
ALLTEL Corp.	14,200	896,020
AT&T, Inc.	118,200	2,894,718
Verizon Communications, Inc.	71,390	2,150,267

		5,941,005

Electric Utilities—5.0%
CenterPoint Energy, Inc.	80,000	1,028,000
CMS Energy Corp. (a)	72,100	1,046,171
FirstEnergy Corp.	18,000	881,820
PG&E Corp.	36,800	1,366,016
PPL Corp.	78,860	2,318,484

		6,640,491

Energy Equipment & Services—0.5%
Nabors Industries, Ltd. (a)	9,600	727,200

Food & Staples Retailing—0.5%
The Kroger Co. (a)	37,500	708,000

Food Products—1.3%
Archer-Daniels-Midland Co.	40,400	996,264
General Mills, Inc.	15,300	754,596

		1,750,860

Gas Utilities—0.7%
AGL Resources, Inc.	26,800	932,908

Health Care Providers & Services—1.2%
Community Health Systems, Inc. (a)	21,400	820,476
Coventry Health Care, Inc. (a)	14,200	808,832

		1,629,308

Hotels, Restaurants & Leisure—1.5%
GTECH Holdings Corp.	21,500	682,410
McDonald’s Corp.	39,812	1,342,461

		2,024,871

Household Durables—2.0%
Centex Corp.	7,900	564,771
Fortune Brands, Inc.	11,900	928,438
The Black & Decker Corp.	6,900	600,024
The Stanley Works	11,900	571,676

		2,664,909

Independent Power Producers & Energy Traders—0.5%
TXU Corp.	14,000	702,660

*See accompanying notes to financial statements.

MSF-107

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Industrial Conglomerates—2.3%
General Electric Co.	89,000	$3,119,450

Insurance—7.8%
ACE, Ltd.	13,700	732,128
American International Group, Inc.	30,060	2,050,994
Genworth Financial, Inc. (Class A)	24,000	829,920
Nationwide Financial Services, Inc.	17,600	774,400
Prudential Financial, Inc.	11,600	849,004
The Allstate Corp.	21,100	1,140,877
The Chubb Corp.	14,200	1,386,630
The Hartford Financial Services Group, Inc.	20,080	1,724,671
W.R. Berkley Corp.	19,500	928,590

		10,417,214

Machinery—0.6%
Cummins, Inc.	9,500	852,435

Media—4.7%
Comcast Corp. (Class A) (a)	29,600	768,416
R. H. Donnelley Corp. (a)	9,200	566,904
The McGraw-Hill Cos., Inc.	24,100	1,244,283
The Walt Disney Co.	87,790	2,104,326
Time Warner, Inc.	90,800	1,583,552

		6,267,481

Metals & Mining—1.3%
Nucor Corp.	11,500	767,280
Phelps Dodge Corp.	6,800	978,316

		1,745,596

Multi-Utilities—0.6%
Sempra Energy	18,600	834,024

Multiline Retail—0.5%
Federated Department Stores, Inc.	10,300	683,199

Oil, Gas & Consumable Fuels—12.6%
Amerada Hess Corp.	13,300	1,686,706
Chevron Corp.	34,986	1,986,155
ConocoPhillips	56,200	3,269,716
Devon Energy Corp.	19,500	1,219,530
Exxon Mobil Corp.	109,400	6,144,998
Kerr-McGee Corp.	14,800	1,344,728
Valero Energy Corp.	24,200	1,248,720

		16,900,553

Paper & Forest Products—0.7%
Louisiana-Pacific Corp.	35,000	961,450

Pharmaceuticals—5.5%
Merck & Co., Inc.	48,500	1,542,785
Pfizer, Inc.	188,300	4,391,156
Wyeth	31,970	1,472,858

		7,406,799

Security Description	Shares	Value*

Real Estate—2.9%
General Growth Properties, Inc. (REIT)	30,500	$1,433,195
HRPT Properties Trust (REIT)	79,900	826,965
Simon Property Group, Inc. (REIT)	21,400	1,639,882

		3,900,042

Road & Rail—1.4%
Burlington Northern Santa Fe Corp.	26,000	1,841,320

Semiconductors & Semiconductor Equipment—0.5%
Freescale Semiconductor, Inc. (Class A) (a)	18,600	468,534
Freescale Semiconductor, Inc. (Class B) (a)	9,400	236,598

		705,132

Software—0.7%
Microsoft Corp.	34,750	908,713

Specialty Retail—1.1%
AutoNation, Inc. (a)	36,200	786,626
Barnes & Noble, Inc. (a)	14,461	617,051

		1,403,677

Thrifts & Mortgage Finance—2.4%
Countrywide Financial Corp.	20,400	697,476
Federal National Mortgage Association	20,620	1,006,462
Washington Mutual, Inc.	33,800	1,470,300

		3,174,238

Tobacco—1.7%
Altria Group, Inc.	30,100	2,249,072

Wireless Telecommunication Services—0.9%
Sprint Nextel Corp.	51,354	1,199,629

Total Common Stock (Identified Cost $121,667,724)		132,270,005

Short Term Investments—2.2%
Security Description	Face Amount	Value*

Discount Notes—2.2%
Federal National Mortgage Association 3.500%, 01/03/06	$2,900,000	2,899,436

Total Short Term Investments (Amortized Cost $2,899,436)		2,899,436

Total Investments—101.0% (Identified Cost $124,567,160) (b)		135,169,441
Liabilities in excess of other assets		(1,324,719)

Total Net Assets—100%		$133,844,722

*See accompanying notes to financial statements.

MSF-108

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2005

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $124,786,682 and the composition of unrealized appreciation and depreciation of investment securities was $13,499,955 and $(3,117,196), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Net Unrealized Depreciation
S&P 500 Index Futures	3/16/2006	5	$1,589,952	$1,568,500	$(21,452)

See accompanying notes to financial statements.

MSF-109

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$135,169,441
Cash		61,179
Receivable for:
Fund shares sold		124,794
Accrued interest and dividends		235,513

Total Assets		135,590,927
Liabilities
Payable for:
Fund shares redeemed	$149,419
Securities purchased	1,450,245
Futures variation margin	6,625
Accrued expenses:
Management fees	79,853
Service and distribution fees	15,196
Other expenses	44,867

Total Liabilities		1,746,205

Net Assets		$133,844,722

Net Assets Consists of:
Capital paid in		$114,014,102
Undistributed net investment income		1,784,113
Accumulated net realized gains		7,465,678
Unrealized appreciation on investments and futures contracts		10,580,829

Net Assets		$133,844,722

Computation of offering price:
Class A
Net asset value and redemption price per share ($38,850,422 divided by 3,093,814 shares outstanding)		$12.56

Class B
Net asset value and redemption price per share ($36,725,242 divided by 2,937,179 shares outstanding)		$12.50

Class E
Net asset value and redemption price per share ($58,269,058 divided by 4,652,703 shares outstanding)		$12.52

Identified cost of investments		$124,567,160

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$2,944,424
Interest		51,493

		2,995,917
Expenses
Management fees	$863,508
Deferred expense reimbursement	24,000
Service and distribution fees—Class B	66,078
Service and distribution fees—Class E	88,622
Directors’ fees and expenses	22,263
Custodian	79,238
Audit and tax services	24,258
Legal	2,364
Printing	31,746
Insurance	2,114
Miscellaneous	4,521

Total expenses	1,208,712
Expense reductions	(28,501)	1,180,211

Net Investment Income		1,815,706

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	11,398,900
Futures contracts—net	95,540	11,494,440

Unrealized depreciation on:
Investments—net	(5,988,856)
Futures contracts—net	(21,452)	(6,010,308)

Net gain		5,484,132

Net Increase in Net Assets From Operations		$7,299,838

See accompanying notes to financial statements.

MSF-110

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$1,815,706	$1,055,520
Net realized gain	11,494,440	3,374,984
Unrealized appreciation (depreciation)	(6,010,308)	7,332,003

Increase in net assets from operations	7,299,838	11,762,507

From Distributions to Shareholders
Net investment income
Class A	(368,702)	0
Class B	(183,294)	0
Class E	(506,615)	0

	(1,058,611)	0

Net realized gain
Class A	(397,064)	0
Class B	(240,573)	0
Class E	(625,819)	0

	(1,263,456)	0

Total distributions	(2,322,067)	0

Increase in net assets from capital share transactions	16,279,118	38,600,872

Total increase in net assets	21,256,889	50,363,379

Net Assets
Beginning of the period	112,587,833	62,224,454

End of the period	$133,844,722	$112,587,833

Undistributed Net Investment Income
End of the period	$1,784,113	$1,055,520

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	756,813	$9,144,105	1,286,608	$14,179,446
Reinvestments	66,243	765,766	0	0
Redemptions	(806,644)	(9,794,697)	(1,311,904)	(14,526,059)

Net increase (decrease)	16,412	$115,174	(25,296)	$(346,613)

Class B
Sales	1,891,148	$22,826,855	1,359,175	$15,231,237
Reinvestments	36,762	423,867	0	0
Redemptions	(306,813)	(3,727,418)	(48,828)	(545,419)

Net increase	1,621,097	$19,523,304	1,310,347	$14,685,818

Class E
Sales	1,129,889	$13,633,205	3,234,925	$35,653,140
Reinvestments	98,131	1,132,434	0	0
Redemptions	(1,497,577)	(18,124,999)	(1,037,179)	(11,391,473)

Net increase (decrease)	(269,557)	$(3,359,360)	2,197,746	$24,261,667

Increase derived from capital share transactions	1,367,952	$16,279,118	3,482,797	$38,600,872

See accompanying notes to financial statements.

MSF-111

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.11	$10.67	$7.95	$10.00

Income From Investment Operations
Net investment income	0.19	0.15	0.11	0.06
Net realized and unrealized gain (loss) of investments	0.51	1.29	2.71	(2.06)

Total from investment operations	0.70	1.44	2.82	(2.00)

Less Distributions
Distributions from net investment income	(0.12)	0.00	(0.10)	(0.05)
Distributions from net realized capital gains	(0.13)	0.00	0.00	0.00

Total distributions	(0.25)	0.00	(0.10)	(0.05)

Net Asset Value, End of Period	$12.56	$12.11	$10.67	$7.95

Total Return (%)	6.0	13.4	35.7	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	0.93	0.94	0.85	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	0.89	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.05	2.33	(c)
Ratio of net investment income to average net assets (%)	1.59	1.31	1.28	1.18	(c)
Portfolio turnover rate (%)	109	31	51	84	(c)
Net assets, end of period (000)	$38,850	$37,259	$33,113	$4,642

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.07	$10.66	$7.95	$8.30

Income From Investment Operations
Net investment income	0.13	0.08	0.04	0.03
Net realized and unrealized gain (loss) of investments	0.53	1.33	2.76	(0.36)

Total from investment operations	0.66	1.41	2.80	(0.33)

Less Distributions
Distributions from net investment income	(0.10)	0.00	(0.09)	(0.02)
Distributions from net realized capital gains	(0.13)	0.00	0.00	0.00

Total distributions	(0.23)	0.00	(0.09)	(0.02)

Net Asset Value, End of Period	$12.50	$12.07	$10.66	$7.95

Total Return (%)	5.6	13.2	35.4	(4.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.10	1.18	1.19	1.10	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.08	1.14	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.30	2.58	(c)
Ratio of net investment income to average net assets (%)	1.38	1.46	1.02	0.93	(c)
Portfolio turnover rate (%)	109	31	51	84	(c)
Net assets, end of period (000)	$36,725	$15,880	$61	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-112

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.08	$10.66	$7.95	$10.00

Income From Investment Operations
Net investment income	0.18	0.12	0.08	0.04
Net realized and unrealized gain (loss) of investments	0.49	1.30	2.72	(2.04)

Total from investment operations	0.67	1.42	2.80	(2.00)

Less Distributions
Distributions from net investment income	(0.10)	0.00	(0.09)	(0.05)
Distributions from net realized capital gains	(0.13)	0.00	0.00	0.00

Total distributions	(0.23)	0.00	(0.09)	(0.05)

Net Asset Value, End of Period	$12.52	$12.08	$10.66	$7.95

Total Return (%)	5.7	13.3	35.4	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.08	1.09	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	1.04	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.20	2.48	(c)
Ratio of net investment income to average net assets (%)	1.44	1.21	1.14	1.03	(c)
Portfolio turnover rate (%)	109	31	51	84	(c)
Net assets, end of period (000)	$58,269	$59,449	$29,051	$4,911

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-113

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—98.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
General Dynamics Corp.	75,000	$8,553,750

Beverages—2.2%
PepsiCo, Inc.	206,500	12,200,020

Biotechnology—5.0%
Amgen, Inc. (a)	140,040	11,043,554
Amylin Pharmaceuticals, Inc. (a) (b)	75,200	3,001,984
Genentech, Inc. (a)	59,700	5,522,250
Genzyme Corp. (a) (b)	110,200	7,799,956

		27,367,744

Capital Markets—3.8%
Franklin Resources, Inc. (b)	105,616	9,928,960
The Chicago Merchantile Exchange	18,100	6,651,569
The Goldman Sachs Group, Inc.	35,200	4,495,392

		21,075,921

Chemicals—1.6%
Monsanto Co.	111,546	8,648,161

Communications Equipment—2.1%
Corning, Inc. (a)	463,000	9,102,580
QUALCOMM, Inc.	59,300	2,554,644

		11,657,224

Computers & Peripherals—6.2%
Apple Computer, Inc. (a)	120,900	8,691,501
EMC Corp. (a)	882,900	12,025,098
Hewlett-Packard Co.	477,800	13,679,414

		34,396,013

Consumer Finance—4.8%
American Express Co.	284,600	14,645,516
SLM Corp.	211,800	11,668,062

		26,313,578

Electronic Equipment & Instruments—0.7%
Broadcom Corp. (Class A) (a)	81,900	3,861,585

Energy Equipment & Services—3.0%
GlobalSantaFe Corp.	195,400	9,408,510
Schlumberger, Ltd.	71,700	6,965,655

		16,374,165

Food & Staples Retailing—2.2%
CVS Corp.	261,800	6,916,756
Walgreen Co. (b)	122,900	5,439,554

		12,356,310

Security Description	Shares	Value*

Health Care Equipment & Supplies—3.5%
St. Jude Medical, Inc. (a)	296,500	$14,884,300
Stryker Corp.	95,200	4,229,736

		19,114,036

Health Care Providers & Services—7.3%
Caremark Rx, Inc. (a)	105,500	5,463,845
Humana, Inc. (a)	67,501	3,667,329
Quest Diagnostics, Inc. (b)	124,600	6,414,408
UnitedHealth Group, Inc.	270,714	16,822,168
WellPoint, Inc. (a)	99,000	7,899,210

		40,266,960

Hotels, Restaurants & Leisure—1.0%
Marriott International, Inc. (Class A)	42,400	2,839,528
Starwood Hotels & Resorts Worldwide, Inc. (Class B)	45,000	2,873,700

		5,713,228

Household Durables—0.8%
Harman International Industries, Inc. (b)	47,000	4,598,950

Household Products—3.4%
The Procter & Gamble Co.	327,200	18,938,336

Industrial Conglomerates—4.9%
General Electric Co.	769,859	26,983,558

Internet Software & Services—6.9%
Google, Inc. (Class A) (a)	52,015	21,578,943
Yahoo!, Inc. (a)	417,200	16,345,896

		37,924,839

IT Services—1.4%
Cognizant Technology Solutions Corp. (Class A) (a) (b)	149,700	7,537,395

Machinery—2.0%
Danaher Corp.	195,900	10,927,302

Media—0.8%
XM Satellite Radio Holdings, Inc. (a) (b)	153,800	4,195,664

Metals & Mining—2.6%
CONSOL Energy, Inc. (a) (b)	221,100	14,411,298

Multiline Retail—3.0%
Kohl’s Corp. (a) (b)	178,800	8,689,680
Target Corp.	138,400	7,607,848

		16,297,528

Oil, Gas & Consumable Fuels—4.7%
EOG Resources, Inc.	164,400	12,062,028
Exxon Mobil Corp.	77,406	4,347,895
Newfield Expolration Co. (a) (b)	183,800	9,202,866

		25,612,789

*See accompanying notes to financial statements.

MSF-114

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—7.6%
Allergan, Inc. (b)	37,945	$4,096,542
Johnson & Johnson	237,300	14,261,730
Medco Health Solutions, Inc. (a)	50,200	2,801,160
Novartis AG (ADR) (b)	190,200	9,981,696
Sanofi-Aventis (ADR) (b)	137,400	6,031,860
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	104,300	4,485,943

		41,658,931

Semiconductors & Semiconductor Equipment—3.2%
Freescale Semiconductor, Inc. (Class A) (a) (b)	208,100	5,242,039
Intel Corp.	235,663	5,882,149
Marvell Technology Group, Ltd. (a)	48,400	2,714,756
Texas Instruments, Inc.	120,600	3,867,642

		17,706,586

Software—7.1%
Adobe Systems, Inc. (a)	201,200	7,436,352
Microsoft Corp.	1,035,300	27,073,094
Salesforce.com, Inc. (a) (b)	148,800	4,769,040

		39,278,486

Specialty Retail—1.7%
Chico’s FAS, Inc. (a)	102,400	4,498,432
Staples, Inc. (b)	215,350	4,890,599

		9,389,031

Textiles, Apparel & Luxury Goods—2.9%
Coach, Inc. (a)	122,900	4,097,486
NIKE, Inc. (Class B)	50,200	4,356,858
Polo Ralph Lauren Corp.	130,200	7,309,428

		15,763,772

Wireless Telecommunication Services—0.7%
American Tower Corp. (Class A) (a)	149,800	4,059,580

Total Common Stock (Identified Cost $459,844,940)		543,182,740

Short Term Investments—1.4%
Security Description	Face Amount	Value*

Discount Notes—1.4%
Federal National Mortgage Association 3.500%, 01/03/06	$7,800,000	$7,798,484

Total Short Term Investments (Amortized Cost $7,798,484)		7,798,484

Total Investments—100.1% (Identified Cost $467,643,424) (c)		550,981,224
Liabilities in excess of other assets		(488,319)

Total Net Assets—100%		$550,492,905

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $33,764,977 and the collateral received consisted of cash in the amount of $34,674,258.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $468,449,212 and the composition of unrealized appreciation and depreciation of investment securities was $86,777,055 and $(4,245,043), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-115

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$550,981,224
Cash		79,372
Collateral for securities loaned		34,674,258
Receivable for:
Fund shares sold		624,492
Accrued interest and dividends		441,485

Total Assets		586,800,831
Liabilities
Payable for:
Fund shares redeemed	$1,163,620
Return of collateral for securities loaned	34,674,258
Accrued expenses:
Management fees	347,264
Service and distribution fees	13,741
Deferred Directors’ fees	28,270
Other expenses	80,773

Total Liabilities		36,307,926

Net Assets		$550,492,905

Net Assets Consists of:
Capital paid in		$691,626,664
Undistributed net investment income		494,337
Accumulated net realized losses		(224,965,896)
Unrealized appreciation on investments		83,337,800

Net Assets		$550,492,905

Computation of offering price:
Class A
Net asset value and redemption price per share ($468,531,788 divided by 21,591,470 shares outstanding)		$21.70

Class B
Net asset value and redemption price per share ($36,798,266 divided by 1,722,638 shares outstanding)		$21.36

Class E
Net asset value and redemption price per share ($45,162,851 divided by 2,099,227 shares outstanding)		$21.51

Identified cost of investments		$467,643,424

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$4,746,773	(a)
Interest		233,910	(b)

		4,980,683
Expenses
Management fees	$3,980,763
Service and distribution fees—Class B	78,014
Service and distribution fees—Class E	66,749
Directors’ fees and expenses	24,114
Custodian	135,150
Audit and tax services	21,767
Legal	14,621
Printing	139,464
Insurance	11,518
Miscellaneous	10,322

Total expenses	4,482,482
Expense reductions	(186,464)	4,296,018

Net Investment Income		684,665

Realized and Unrealized Gain
Realized gain on:
Investments—net		30,874,540
Unrealized appreciation on:
Investments—net		3,691,656

Net gain		34,566,196

Net Increase in Net Assets From Operations		$35,250,861

(a)	Net of foreign taxes of $65,648.
(b)	Includes income on securities loaned of $38,698.

See accompanying notes to financial statements.

MSF-116

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$684,665	$2,192,212
Net realized gain	30,874,540	61,402,507
Unrealized appreciation (depreciation)	3,691,656	(15,127,902)

Increase in net assets from operations	35,250,861	48,466,817

From Distributions to Shareholders
Net investment income
Class A	(2,005,932)	0
Class B	(43,513)	0
Class E	(125,307)	0

Total distributions	(2,174,752)	0

Decrease in net assets from capital share transactions	(69,424,051)	(38,842,134)

Total increase (decrease) in net assets	(36,347,942)	9,624,683

Net Assets
Beginning of the period	586,840,847	577,216,164

End of the period	$550,492,905	$586,840,847

Undistributed Net Investment Income
End of the period	$494,337	$2,139,538

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	3,340,014	$67,343,900	4,377,237	$82,651,664
Reinvestments	106,303	2,005,932	0	0
Redemptions	(6,932,487)	(139,604,414)	(8,138,806)	(153,665,556)

Net decrease	(3,486,170)	$(70,254,582)	(3,761,569)	$(71,013,892)

Class B
Sales	598,836	$11,891,655	1,629,166	$29,464,501
Reinvestments	2,339	43,513	0	0
Redemptions	(316,406)	(6,251,547)	(196,110)	(3,622,230)

Net increase	284,769	$5,683,621	1,433,056	$25,842,271

Class E
Sales	303,301	$6,021,019	722,082	$13,600,671
Reinvestments	6,694	125,307	0	0
Redemptions	(550,750)	(10,999,416)	(388,316)	(7,271,184)

Net increase (decrease)	(240,755)	$(4,853,090)	333,766	$6,329,487

Decrease derived from capital share transactions	(3,442,156)	$(69,424,051)	(1,994,747)	$(38,842,134)

See accompanying notes to financial statements.

MSF-117

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.37	$18.72	$13.86	$20.74	$25.06

Income From Investment Operations
Net investment income	0.04	0.08	0.00	0.01	0.00
Net realized and unrealized gain (loss) of investments	1.37	1.57	4.87	(6.89)	(2.91)

Total from investment operations	1.41	1.65	4.87	(6.88)	(2.91)

Less Distributions
Distributions from net investment income	(0.08)	0.00	(0.01)	0.00	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.34)

Total distributions	(0.08)	0.00	(0.01)	0.00	(1.41)

Net Asset Value, End of Period	$21.70	$20.37	$18.72	$13.86	$20.74

Total Return (%)	7.0	8.8	35.2	(33.2)	(12.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.80	0.82	0.79	0.84
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	0.76	0.80	—	—
Ratio of net investment income to average net assets (%)	0.15	0.39	0.00	0.05	0.00
Portfolio turnover rate (%)	76	190	167	243	88
Net assets, end of period (000)	$468,532	$510,771	$539,840	$449,676	$788,097

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$20.04	$18.46	$13.65	$14.64

Income From Investment Operations
Net investment income (loss)	(0.03)	0.07	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	1.38	1.51	4.81	(0.98)

Total from investment operations	1.35	1.58	4.81	(0.99)

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00

Total distributions	(0.03)	0.00	0.00	0.00

Net Asset Value, End of Period	$21.36	$20.04	$18.46	$13.65

Total Return (%)	6.8	8.6	35.2	(6.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	1.05	1.07	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.01	1.05	—
Ratio of net investment income (loss) to average net assets (%)	(0.10)	0.59	(0.04)	(0.24	)(c)
Portfolio turnover rate (%)	76	190	167	243
Net assets, end of period (000)	$36,798	$28,818	$89	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-118

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.19	$18.59	$13.78	$20.64	$23.50

Income From Investment Operations
Net investment income (loss)	0.00	0.06	(0.02)	(0.01)	0.00
Net realized and unrealized gain (loss) of investments	1.38	1.54	4.83	(6.85)	(2.86)

Total from investment operations	1.38	1.60	4.81	(6.86)	(2.86)

Less Distributions
Distributions from net investment income	(0.06)	0.00	0.00	0.00	0.00

Total distributions	(0.06)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$21.51	$20.19	$18.59	$13.78	$20.64

Total Return (%)	6.9	8.6	34.9	(33.2)	(12.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.95	0.95	0.97	0.94	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	0.91	0.95	—	—
Ratio of net investment income (loss) to average net assets (%)	0.00	0.29	(0.14)	(0.06)	0.00	(c)
Portfolio turnover rate (%)	76	190	167	243	88
Net assets, end of period (000)	$45,163	$47,251	$37,288	$15,218	$4,994

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-119

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—98.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.8%
The Boeing Co.	11,600	$814,784
United Technologies Corp.	148,540	8,304,871

		9,119,655

Air Freight & Logistics—1.0%
United Parcel Service, Inc. (Class B)	70,800	5,320,620

Beverages—2.4%
Anheuser-Busch Cos., Inc.	76,400	3,282,144
PepsiCo, Inc.	108,400	6,404,272
The Coca-Cola Co.	43,200	1,741,392
The Pepsi Bottling Group, Inc.	39,600	1,132,956

		12,560,764

Biotechnology—1.2%
Amgen, Inc. (a)	37,300	2,941,478
ImClone Systems, Inc. (a)	63,700	2,181,088
Millennium Pharmaceuticals, Inc. (a)	125,400	1,216,380

		6,338,946

Building Products—0.8%
American Standard Cos., Inc. (a)	106,200	4,242,690

Capital Markets—0.6%
Capital One Financial Corp.	13,700	1,183,680
State Street Corp.	14,500	803,880
The Goldman Sachs Group, Inc.	6,900	881,199

		2,868,759

Chemicals—1.3%
Air Products & Chemicals, Inc.	31,600	1,870,404
Huntsman Corp.	97,400	1,677,228
Methanex Corp.	49,700	931,378
The Dow Chemical Co.	56,300	2,467,066

		6,946,076

Commercial Banks—3.0%
Fifth Third Bancorp.	47,500	1,791,700
Golden West Financial Corp.	24,000	1,584,000
Hudson City Bancorp, Inc.	189,700	2,299,164
Wells Fargo & Co.	158,800	9,977,404

		15,652,268

Commercial Services & Supplies—0.6%
Allied Waste Industries, Inc. (a)	143,500	1,254,190
Checkfree Corp. (a)	18,300	839,970
Monster Worldwide, Inc. (a)	27,400	1,118,468

		3,212,628

Communications Equipment—3.0%
Cisco Systems, Inc. (a)	448,170	7,672,670
Corning, Inc. (a)	211,000	4,148,260
JDS Uniphase Corp. (a)	299,500	706,820
QUALCOMM, Inc.	64,000	2,757,120

		15,284,870

Security Description	Shares	Value*

Computers & Peripherals—2.9%
Hewlett-Packard Co.	66,800	$1,912,484
International Business Machines Corp.	26,000	2,137,200
Lexmark International, Inc. (Class A) (a)	41,400	1,855,962
SanDisk Corp. (a)	110,400	6,935,328
Seagate Technology	61,800	1,235,382
Sun Microsystems, Inc. (a)	255,600	1,070,964

		15,147,320

Construction & Engineering—1.3%
Fluor Corp.	87,900	6,791,154

Consumer Finance—2.7%
SLM Corp.	250,000	13,772,500

Diversified Financial Services—2.5%
AmeriCredit Corp. (a)	42,600	1,091,838
JPMorgan Chase & Co.	302,172	11,993,207

		13,085,045

Diversified Telecommunication Services—1.2%
AT&T, Inc.	52,077	1,275,366
Qwest Communications International, Inc. (a)	384,000	2,169,600
Verizon Communications, Inc.	91,438	2,754,112

		6,199,078

Electric Utilities—0.8%
Exelon Corp.	18,500	983,090
The AES Corp. (a)	188,600	2,985,538

		3,968,628

Electrical Equipment—0.9%
Cooper Industries, Ltd. (Class A)	48,000	3,504,000
Emerson Electric Co.	13,000	971,100

		4,475,100

Electronic Equipment & Instruments—1.7%
Agilent Technologies, Inc. (a)	35,305	1,175,304
Flextronics International, Ltd.	263,800	2,754,072
Jabil Circuit, Inc. (a)	103,400	3,835,106
Thermo Electron Corp. (a)	38,600	1,163,018

		8,927,500

Energy Equipment & Services—3.0%
Baker Hughes, Inc.	33,100	2,011,818
BJ Services Co.	44,100	1,617,147
Halliburton Co.	25,300	1,567,588
Schlumberger, Ltd.	58,700	5,702,705
Transocean, Inc. (a)	24,800	1,728,312
Weatherford International, Ltd. (a)	84,200	3,048,040

		15,675,610

Food & Staples Retailing—0.6%
Sysco Corp.	101,200	3,142,260

*See accompanying notes to financial statements.

MSF-120

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Food Products—2.1%
Campbell Soup Co.	91,200	$2,715,024
Kraft Foods, Inc. (Class A)	107,100	3,013,794
Sara Lee Corp.	65,300	1,234,170
Unilever NV	54,000	3,707,100

		10,670,088

Gas Utilities—0.0%
Kinder Morgan Management, LLC	3,286	149,382

Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	86,600	3,260,490
Medtronic, Inc.	55,800	3,212,406

		6,472,896

Health Care Providers & Services—3.9%
AmerisourceBergen Corp.	79,000	3,270,600
DaVita, Inc. (a)	66,400	3,362,496
Lincare Holdings, Inc. (a)	48,900	2,049,399
McKesson Corp.	71,100	3,668,049
Omnicare, Inc.	33,200	1,899,704
WellPoint, Inc. (a)	74,000	5,904,460

		20,154,708

Hotels, Restaurants & Leisure—1.1%
Carnival Corp.	48,600	2,598,642
Las Vegas Sands Corp. (a)	24,100	951,227
McDonald’s Corp.	23,600	795,792
Starwood Hotels & Resorts Worldwide, Inc. (Class B)	21,200	1,353,832

		5,699,493

Household Durables—0.3%
Leggett & Platt, Inc.	57,300	1,315,608

Household Products—0.6%
The Procter & Gamble Co.	52,100	3,015,548

Industrial Conglomerates—3.5%
General Electric Co.	432,700	15,166,135
Siemens AG (ADR)	13,000	1,112,670
Tyco International, Ltd.	67,000	1,933,620

		18,212,425

Insurance—2.9%
American International Group, Inc.	67,500	4,605,525
Berkshire Hathaway, Inc. (Class A) (a)	45	3,987,900
RenaissanceRe Holdings, Ltd.	5,400	238,194
The Chubb Corp.	22,100	2,158,065
The Hartford Financial Services Group, Inc.	19,800	1,700,622
XL Capital, Ltd. (Class A)	32,800	2,210,064

		14,900,370

Internet & Catalog Retail—0.7%
Amazon.com, Inc. (a)	18,800	886,420
eBay, Inc. (a)	66,500	2,876,125

		3,762,545

Security Description	Shares	Value*

Internet Software & Services—1.4%
Expedia, Inc. (a)	44,250	$1,060,230
Google, Inc. (Class A) (a)	10,000	4,148,600
IAC/InterActiveCorp	5,500	155,705
Yahoo!, Inc. (a)	43,100	1,688,658

		7,053,193

IT Services—1.2%
Accenture, Ltd. (Class A) (a)	38,000	1,097,060
Affiliated Computer Services, Inc. (Class A) (a)	64,700	3,828,946
Automatic Data Processing, Inc.	30,900	1,418,001

		6,344,007

Machinery—1.4%
Danaher Corp.	66,300	3,698,214
Illinois Tool Works, Inc.	42,600	3,748,374

		7,446,588

Media—2.5%
Cablevision Systems Corp. (Class A) (a)	42,032	986,491
CCE Spinco, Inc.	9,563	125,269
Clear Channel Communications, Inc.	76,500	2,405,925
Comcast Corp. (Class A) (a)	33,400	867,064
Omnicom Group, Inc.	14,300	1,217,359
The DIRECTV Group, Inc. (a)	25,900	365,708
The Walt Disney Co.	9,900	237,303
Time Warner, Inc.	183,200	3,195,008
Viacom, Inc. (Class B)	99,500	3,243,700

		12,643,827

Metals & Mining—1.7%
Alcoa, Inc.	172,816	5,110,169
Arch Coal, Inc.	12,900	1,025,550
Barrick Gold Corp.	26,500	738,555
Newmont Mining Corp.	33,000	1,762,200

		8,636,474

Multi-Utilities—0.1%
Duke Energy Co.	24,000	658,800

Multiline Retail—1.7%
Costco Wholesale Corp.	43,500	2,151,945
Dollar Tree Stores, Inc. (a)	90,500	2,166,570
Target Corp.	78,300	4,304,151

		8,622,666

Oil, Gas & Consumable Fuels—4.1%
Chevron Corp.	54,773	3,109,463
Exxon Mobil Corp.	106,800	5,998,956
Kinder Morgan, Inc.	21,666	1,992,189
Royal Dutch Shell, Plc. (ADR) (A Shares)	155,600	9,567,844
Royal Dutch Shell, Plc. (ADR) (B Shares)	11,107	716,735

		21,385,187

Paper & Forest Products—0.3%
International Paper Co.	51,900	1,744,359

*See accompanying notes to financial statements.

MSF-121

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Personal Products—1.3%
Avon Products, Inc.	243,100	$6,940,505

Pharmaceuticals—10.0%
Allergan, Inc.	100,800	10,882,368
AstraZeneca, Plc. (ADR)	277,000	13,462,200
Eli Lilly & Co.	52,400	2,965,316
Endo Pharmaceuticals Holdings	31,900	965,294
Forest Laboratories, Inc. (a)	299,200	12,171,456
Medco Health Solutions, Inc. (a)	59,300	3,308,940
Pfizer, Inc.	80,400	1,874,928
Sepracor, Inc. (a)	22,300	1,150,680
Teva Pharmaceutical Industries, Ltd. (ADR)	117,900	5,070,879

		51,852,061

Real Estate—0.3%
General Growth Properties, Inc. (REIT)	30,880	1,451,051

Road & Rail—0.2%
Union Pacific Corp.	9,500	764,845

Semiconductors & Semiconductor Equipment—7.5%
Altera Corp. (a)	324,300	6,009,279
Applied Materials, Inc.	402,400	7,219,056
Applied Micro Circuits Corp. (a)	314,400	808,008
ASML Holding NV(a)	53,100	1,066,248
Credence Systems Corp.(a)	60,500	421,080
Fairchild Semiconductor International, Inc. (a)	76,400	1,291,924
Freescale Semiconductor, Inc. (Class A) (a)	125,600	3,163,864
Intel Corp.	92,200	2,301,312
International Rectifier Corp. (a)	103,100	3,288,890
KLA-Tencor Corp.	150,100	7,404,433
Linear Technology Corp.	49,500	1,785,465
Teradyne, Inc. (a)	107,900	1,572,103
Xilinx, Inc.	102,900	2,594,109

		38,925,771

Software—4.0%
Adobe Systems, Inc. (a)	125,100	4,623,696
Microsoft Corp.	406,700	10,635,205
SAP AG (ADR)	115,000	5,183,050

		20,441,951

Specialty Retail—2.8%
AutoNation, Inc. (a)	32,100	697,533
Lowe’s Cos., Inc.	160,100	10,672,266
RadioShack Corp.	42,200	887,466
Williams-Sonoma, Inc. (a)	50,200	2,166,130

		14,423,395

Thrifts & Mortgage Finance—4.6%
Federal Home Loan Mortgage Corp.	89,200	5,829,220
Federal National Mortgage Association	108,300	5,286,123
Washington Mutual, Inc.	284,300	12,367,050

		23,482,393

Security Description	Shares	Value*

Tobacco—1.7%
Altria Group, Inc.	115,100	$8,600,272

Wireless Telecommunication Services—1.7%
American Tower Corp. (Class A) (a)	36,100	978,310
Sprint Nextel Corp.	334,550	7,815,086

		8,793,396

Total Common Stock (Identified Cost $440,441,682)		507,295,275

Short Term Investments—1.9%
Security Description	Face Amount	Value*

Repurchase Agreement—1.9%
State Street Corp. Repurchase Agreement dated 12/30/05 at 2.05% to be repurchased at $10,021,282 on 01/03/06, collateralized by $10,155,000 U.S. Treasury Note 4.25% due 08/15/15 with a value of $10,223,648.	$10,019,000	10,019,000

Total Short Term Investments (Amortized Cost $10,019,000)		10,019,000

Total Investments—100.1% (Identified Cost $450,460,682) (b)		517,314,275
Liabilities in excess of other assets		(618,382)

Total Net Assets—100%		$516,695,893

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $451,084,304 and the composition of unrealized appreciation and depreciation of investment securities was $82,431,288 and $(16,201,317), respectively.
(ADR)— An	American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)— A	Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-122

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$517,314,275
Cash		10,888
Receivable for:
Securities sold		169,756
Fund shares sold		76,186
Accrued interest and dividends		579,942
Foreign taxes		13,243

Total Assets		518,164,290
Liabilities
Payable for:
Fund shares redeemed	$416,151
Securities purchased	654,908
Withholding taxes	820
Accrued expenses:
Management fees	296,221
Service and distribution fees	19,051
Deferred Directors’ fees	4,056
Other expenses	77,190

Total Liabilities		1,468,397

Net Assets		$516,695,893

Net Assets Consists of:
Capital paid in		$450,754,296
Undistributed net investment income		3,449,913
Accumulated net realized losses		(4,361,909)
Unrealized appreciation on investments		66,853,593

Net Assets		$516,695,893

Computation of offering price:
Class A
Net asset value and redemption price per share ($426,968,382 divided by 34,617,743 shares outstanding)		$12.33

Class B
Net asset value and redemption price per share ($89,727,511 divided by 7,311,486 shares outstanding)		$12.27

Identified cost of investments		$450,460,682

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$7,203,544	(a)
Interest		133,698

		7,337,242
Expenses
Management fees	$3,372,518
Service and distribution fees—Class B	193,051
Directors’ fees and expenses	22,455
Custodian	117,286
Audit and tax services	21,767
Legal	13,776
Printing	127,004
Insurance	9,077
Miscellaneous	11,135

Total expenses	3,888,069
Expense reductions	(37,527)	3,850,542

Net Investment Income		3,486,700

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		26,588,995

Unrealized depreciation on:
Investments—net		(2,013,059)

Net gain		24,575,936

Net Increase in Net Assets From Operations		$28,062,636

(a)	Net of foreign taxes of $141,905.

See accompanying notes to financial statements.

MSF-123

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$3,486,700	$2,954,303
Net realized gain	26,588,995	24,263,612
Unrealized appreciation (depreciation)	(2,013,059)	23,824,721

Increase in net assets from operations	28,062,636	51,042,636

From Distributions to Shareholders
Net investment income
Class A	(112,272)	(4,475,104)
Class B	0	(466,474)

Total distributions	(112,272)	(4,941,578)

Increase (decrease) in net assets from capital share transactions	(35,632,836)	97,990,337

Total increase (decrease) in net assets	(7,682,472)	144,091,395

Net Assets
Beginning of the period	524,378,365	380,286,970

End of the period	$516,695,893	$524,378,365

Undistributed Net Investment Income
End of the period	$3,449,913	$82,982

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,616,243	$18,923,772	1,218,348	$13,152,515
Shares issued through acquisition	0	0	9,612,487	97,837,967
Reinvestments	10,216	112,272	403,072	4,475,104
Redemptions	(6,118,776)	(71,141,702)	(4,669,341)	(51,561,002)

Net increase (decrease)	(4,492,317)	$(52,105,658)	6,564,566	$63,904,584

Class B
Sales	2,457,946	$28,478,625	2,953,353	$32,254,619
Shares issued through acquisition	0	0	941,307	8,812,008
Reinvestments	0	0	42,116	466,474
Redemptions	(1,033,651)	(12,005,803)	(686,519)	(7,447,348)

Net increase	1,424,295	$16,472,822	3,250,257	$34,085,753

Increase (decrease) derived from capital share transactions	(3,068,022)	$(35,632,836)	9,814,823	$97,990,337

See accompanying notes to financial statements.

MSF-124

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights

	Class A
	Year ended December 31,				May 1, 2002(a) through December 31, 2002
	2005		2004	2003
Net Asset Value, Beginning of Period	$11.66		$10.81	$7.90	$10.00

Income from Investment Operations
Net investment income	0.09		0.09	0.07	0.05
Net realized and unrealized gain (loss) of investments	0.58		0.91	2.89	(2.15)

Total from investment operations	0.67		1.00	2.96	(2.10)

Less Distributions
Distributions from net investment income	(0.00	)(e)	(0.15)	(0.05)	0.00

Total distributions	0.00		(0.15)	(0.05)	0.00

Net Asset Value, End of Period	$12.33		$11.66	$10.81	$7.90

Total Return (%)	5.8		9.3	37.7	(21.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73		0.75	0.76	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.73		0.74	0.74	0.60	(c)
Ratio of net investment income to average net assets (%)	0.73		0.77	0.65	0.88	(c)
Portfolio turnover rate (%)	29		45	27	30	(c)
Net assets, end of period (000)	$426,968		$455,938	$351,867	$309,078

	Class B
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$11.63	$10.78	$7.89	$10.00

Income from Investment Operations
Net investment income	0.06	0.07	0.04	0.02
Net realized and unrealized gain (loss) of investments	0.58	0.90	2.90	(2.13)

Total from investment operations	0.64	0.97	2.94	(2.11)

Less Distributions
Distributions from net investment income	0.00	(0.12)	(0.05)	0.00

Total distributions	0.00	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$12.27	$11.63	$10.78	$7.89

Total Return (%)	5.5	9.0	37.4	(21.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	1.00	1.01	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	0.99	0.99	0.85	(c)
Ratio of net investment income to average net assets (%)	0.48	0.56	0.39	0.63	(c)
Portfolio turnover rate (%)	29	45	27	30	(c)
Net assets, end of period (000)	$89,728	$68,440	$28,420	$9,157

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-125

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—96.7% of Total Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.7%
United Parcel Service, Inc. (Class B) (a)	273,100	$20,523,465

Automobiles—1.0%
Harley-Davidson, Inc. (a)	598,000	30,791,020

Beverages—1.9%
Diageo, Plc. (ADR) (a)	685,100	39,941,330
Heineken Holding (EUR)	660,443	19,407,288

		59,348,618

Capital Markets—2.0%
Ameriprise Financial, Inc.	794,680	32,581,880
Morgan Stanley	359,210	20,381,575
State Street Corp.	189,100	10,483,704

		63,447,159

Commercial Banks—11.1%
Commerce Bancorp, Inc. (a)	336,700	11,585,847
Fifth Third Bancorp. (a)	545,901	20,591,386
Golden West Financial Corp. (a)	1,617,700	106,768,200
HSBC Holdings, Plc. (GBP)	5,568,280	89,292,577
Lloyds TSB Group, Plc. (ADR) (a)	713,600	24,119,680
Wells Fargo & Co.	1,509,400	94,835,602

		347,193,292

Commercial Services & Supplies—3.8%
H&R Block, Inc.	1,691,600	41,528,780
Iron Mountain, Inc. (a) (b)	1,105,900	46,691,098
The Dun & Bradstreet Corp. (a) (b)	333,800	22,351,248
WPP Group Plc. (a)	166,200	8,974,800

		119,545,926

Communications Equipment—0.3%
Nokia Corp. (ADR)	459,000	8,399,700

Computers & Peripherals—2.3%
Dell, Inc. (b)	953,400	28,592,466
Hewlett-Packard Co.	631,800	18,088,434
Lexmark International, Inc. (Class A) (b)	560,600	25,131,698

		71,812,598

Construction Materials—1.8%
Martin Marietta Materials, Inc. (a)	366,200	28,094,864
Vulcan Materials Co. (a)	409,300	27,730,075

		55,824,939

Consumer Finance—5.4%
American Express Co.	3,300,900	169,864,314

Containers & Packaging—2.2%
Sealed Air Corp. (b)	1,240,700	69,690,119

Security Description	Shares	Value*

Diversified Financial Services—8.5%
Citigroup, Inc.	1,811,673	$87,920,491
JPMorgan Chase & Co. (a)	2,931,308	116,343,614
Moody’s Corp. (a)	834,400	51,248,848
Principal Financial Group, Inc. (a)	240,600	11,411,658

		266,924,611

Diversified Telecommunication Services—0.6%
NTL, Inc. (a) (b)	105,500	7,182,440
Telewest Global, Inc. (b)	532,200	12,677,004

		19,859,444

Energy Equipment & Services—0.9%
Transocean, Inc. (b)	409,700	28,551,993

Food & Staples Retailing—1.4%
Wal-Mart Stores, Inc.	964,300	45,129,240

Food Products—0.9%
Hershey Co.	493,100	27,243,775

Health Care Providers & Services—3.4%
Cardinal Health, Inc. (a)	469,100	32,250,625
Caremark Rx, Inc. (b)	717,300	37,148,967
HCA, Inc.	750,400	37,895,200

		107,294,792

Household Durables—0.2%
Hunter Douglas NV (EUR)	111,351	6,060,868

Industrial Conglomerates—4.2%
China Merchants Holdings International Co., Ltd. (HKD)	5,091,500	11,003,951
Tyco International, Ltd.	4,213,589	121,604,178

		132,608,129

Insurance—17.1%
American International Group, Inc.	2,197,007	149,901,788
Aon Corp.	807,700	29,036,815
Berkshire Hathaway, Inc. (Class A) (a) (b)	1,043	92,430,660
Berkshire Hathaway, Inc. (Class B) (b)	1,256	3,686,988
Everest Re Group, Ltd.	56,900	5,709,915
Loews Corp.	690,700	65,512,895
Markel Corp. (a) (b)	7,500	2,377,875
Marsh & McLennan Cos., Inc.	777,300	24,687,048
Sun Life Financial, Inc.	139,300	5,590,109
The Chubb Corp.	158,400	15,467,760
The Progressive Corp.	889,000	103,817,420
Transatlantic Holdings, Inc.	590,456	39,678,643

		537,897,916

Internet Software & Services—0.4%
Expedia, Inc. (a) (b)	220,899	5,292,740
IAC/InterActiveCorp (a)	220,899	6,253,651

		11,546,391

*See accompanying notes to financial statements.

MSF-126

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Marine—0.6%
Cosco Pacific, Ltd. (HKD)	4,417,200	$8,008,267
Kuehne & Nagel International AG (CHF)	35,511	10,013,715

		18,021,982

Media—3.4%
Comcast Corp. (Special Class A) (b)	2,575,955	66,176,284
Gannett Co., Inc.	152,500	9,236,925
Lagardere S.C.A. (EUR) (a)	401,577	30,913,243

		106,326,452

Multiline Retail—3.6%
Costco Wholesale Corp. (a)	2,311,300	114,340,011

Oil, Gas & Consumable Fuels—9.7%
ConocoPhillips	1,490,008	86,688,665
Devon Energy Corp. (a)	1,363,616	85,280,545
EOG Resources, Inc.	1,099,000	80,633,630
Occidental Petroleum Corp.	636,000	50,803,680

		303,406,520

Personal Products—0.8%
Avon Products, Inc.	915,400	26,134,670

Real Estate—1.6%
CenterPoint Properties Trust (REIT) (a)	73,100	3,616,988
General Growth Properties, Inc. (REIT)	1,008,178	47,374,284

		50,991,272

Software—1.1%
Microsoft Corp.	1,384,800	36,212,520

Tobacco—5.5%
Altria Group, Inc.	2,302,900	172,072,688

Wireless Telecommunication Services—0.3%
SK Telecom Co., Ltd. (ADR) (a)	534,100	10,836,889

Total Common Stock (Identified Cost $2,298,663,462)		3,037,901,313

Short Term Investments—3.3%
Security Description	Face Amount	Value*

Commercial Paper—3.3%
Clipper Receivables Corp. 4.200%, 01/03/06	$13,120,000	$13,116,939

San Paolo U.S. Financial Corp.
4.320%, 01/03/06	20,000,000	19,995,200
4.330%, 01/05/06	30,000,000	29,985,567
Three Pillars Funding Corp.
4.380%, 01/03/06	21,892,000	21,886,673
UBS Americas, Inc.
4.190%, 01/03/06	19,000,000	18,995,577

Total Short Term Investments (Amortized Cost $103,979,956)		103,979,956

Total Investments—100.0% (Identified Cost $2,402,643,418) (c)		3,141,881,269
Liabilities in excess of other assets		(763,915)

Total Net Assets—100%		$3,141,117,354

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $166,909,895 and the collateral received consisted of cash in the amount of $172,652,852.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $2,404,163,104 and the composition of unrealized appreciation and depreciation of investment securities was $790,331,503 and $(52,613,338), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-127

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$3,141,881,269
Cash		16,971
Collateral for securities loaned		172,652,852
Receivable for:
Fund shares sold		2,471,763
Accrued interest and dividends		4,752,854

Total Assets		3,321,775,709
Liabilities
Payable for:
Fund shares redeemed	$3,368,004
Securities purchased	2,131,839
Withholding taxes	94,421
Return of collateral for securities loaned	172,652,852
Accrued expenses:
Management fees	1,905,167
Service and distribution fees	192,676
Deferred directors’ fees	38,759
Other expenses	274,637

Total Liabilities		180,658,355

Net Assets		$3,141,117,354

Net assets consists of:
Capital paid in		$2,500,256,109
Undistributed net investment income		27,255,400
Accumulated net realized losses		(125,632,358)
Unrealized appreciation on investments and foreign currency		739,238,203

Net Assets		$3,141,117,354

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,759,491,305 divided by 56,932,235 shares outstanding)		$30.91

Class B
Net asset value and redemption price per share ($202,221,389 divided by 6,584,076 shares outstanding)		$30.71

Class E
Net asset value and redemption price per share ($1,179,404,660 divided by 38,345,415 shares outstanding)		$30.76

Identified cost of investments		$2,402,643,418

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$46,923,806	(a)
Interest		3,877,084	(b)

		50,800,890
Expenses
Management fees	$20,216,812
Service and distribution fees—Class B	304,037
Service and distribution fees—Class E	1,643,662
Directors’ fees and expenses	25,883
Custodian	423,973
Audit and tax services	21,767
Legal	73,560
Printing	712,419
Insurance	49,716
Miscellaneous	20,291

Total expenses	23,492,120
Expense reductions	(55,871)	23,436,249

Net Investment Income		27,364,641

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	59,342,292
Foreign currency transactions—net	(31,091)	59,311,201

Unrealized appreciation on:
Investments—net	188,488,604
Foreign currency transactions—net	531	188,489,135

Net gain		247,800,336

Net Increase in Net Assets From Operations		$275,164,977

(a)	Net of foreign taxes of $1,032,997.
(b)	Includes income on securities loaned of $285,704.

See accompanying notes to financial statements.

MSF-128

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$27,364,641	$18,706,761
Net realized gain (loss)	59,311,201	(11,181,329)
Unrealized appreciation	188,489,135	253,601,543

Increase in net assets from operations	275,164,977	261,126,975

From Distributions to Shareholders
Net investment income
Class A	(12,161,501)	(5,085,084)
Class B	(488,729)	(4,793)
Class E	(5,843,078)	(5,090,726)

Total distributions	(18,493,308)	(10,181,323)

Increase in net assets from capital share transactions	225,072,169	809,322,577

Total increase in net assets	481,743,838	1,060,268,229
Net Assets
Beginning of the period	2,659,373,516	1,599,105,287

End of the period	$3,141,117,354	$2,659,373,516

Undistributed Net Investment Income
End of the period	$27,255,400	$18,679,455

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	24,267,256	$696,702,444	23,804,408	$650,651,338
Reinvestments	443,850	12,161,501	193,745	5,085,804
Redemptions	(17,871,273)	(505,915,641)	(7,321,122)	(191,979,808)

Net increase	6,839,833	$202,948,304	16,677,031	$463,757,334

Class B
Sales	4,936,488	$142,580,985	2,052,930	$54,140,216
Reinvestments	17,922	488,729	183	4,793
Redemptions	(376,267)	(10,934,192)	(68,895)	(1,799,621)

Net increase	4,578,143	$132,135,522	1,984,218	$52,345,388

Class E
Sales	7,342,613	$211,746,726	30,453,065	$784,767,765
Reinvestments	214,111	5,843,078	194,674	5,090,726
Redemptions	(11,543,168)	(327,601,461)	(18,265,685)	(496,638,636)

Net increase (decrease)	(3,986,444)	$(110,011,657)	12,382,054	$293,219,855

Increase derived from capital share transactions	7,431,532	$225,072,169	31,043,303	$809,322,577

See accompanying notes to financial statements.

MSF-129

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$28.23	$25.27	$19.39	$23.39	$29.20

Income From Investment Operations
Net investment income	0.25	0.15	0.21	0.17	0.12
Net realized and unrealized gain (loss) of investments	2.63	2.96	5.75	(3.98)	(3.07)

Total from investment operations	2.88	3.11	5.96	(3.81)	(2.95)

Less Distributions
Distributions from net investment income	(0.20)	(0.15)	(0.08)	(0.19)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(2.71)

Total distributions	(0.20)	(0.15)	(0.08)	(0.19)	(2.86)

Net Asset Value, End of Period	$30.91	$28.23	$25.27	$19.39	$23.39

Total Return (%)	10.3	12.4	30.9	(16.4)	(11.1)
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	0.78	0.79	0.80	0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	0.77	0.79	0.78	0.82
Ratio of net investment income to average net assets (%)	1.05	0.97	0.95	0.79	0.55
Portfolio turnover rate (%)	27	5	12	24	21
Net assets, end of period (000)	$1,759,491	$1,413,953	$844,547	$675,704	$878,630

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$28.07	$25.18	$19.33	$19.64

Income From Investment Operations
Net investment income	0.17	0.14	0.07	0.04
Net realized and unrealized gain (loss) of investments	2.62	2.86	5.85	(0.35)

Total from investment operations	2.79	3.00	5.92	(0.31)

Less Distributions
Distributions from net investment income	(0.15)	(0.11)	(0.07)	0.00

Total distributions	(0.15)	(0.11)	(0.07)	0.00

Net Asset Value, End of Period	$30.71	$28.07	$25.18	$19.33

Total Return (%)	10.0	12.0	30.7	(1.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02	1.03	1.04	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.02	1.04	1.03	(c)
Ratio of net investment income to average net assets (%)	0.77	0.92	0.73	0.52	(c)
Portfolio turnover rate (%)	27	5	12	24
Net assets, end of period (000)	$202,221	$56,301	$547	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-130

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights—(Continued)

	Class E
	Year ended December 31,				February 20, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$28.09	$25.18	$19.33	$23.35	$25.29

Income From Investment Operations
Net investment income	0.27	0.23	0.14	0.16	0.02
Net realized and unrealized gain (loss) of investments	2.56	2.82	5.78	(4.01)	(1.96)

Total from investment operations	2.83	3.05	5.92	(3.85)	(1.94)

Less Distributions
Distributions from net investment income	(0.16)	(0.14)	(0.07)	(0.17)	0.00

Total distributions	(0.16)	(0.14)	(0.07)	(0.17)	0.00

Net Asset Value, End of Period	$30.76	$28.09	$25.18	$19.33	$23.35

Total Return (%)	10.1	12.1	30.7	(16.6)	(7.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.93	0.94	0.95	0.98	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	0.92	0.94	0.93	0.97	(c)
Ratio of net investment income to average net assets (%)	0.88	0.85	0.81	0.64	0.47	(c)
Portfolio turnover rate (%)	27	5	12	24	21
Net assets, end of period (000)	$1,179,405	$1,189,119	$754,011	$223,228	$42,132

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-131

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—99.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.0%
Goodrich Corp.	54,000	$2,219,400
Hexcel Corp.	35,400	638,970
K&F Industries Holdings, Inc.	5,400	82,944
Raytheon Co.	21,200	851,180
United Technologies Corp.	43,400	2,426,494

		6,218,988

Air Freight & Logistics—0.2%
EGL, Inc.	36,400	1,367,548

Airlines—0.8%
ACE Aviation Holdings, Inc.(CAD) (a)	32,400	1,055,963
AirTran Holdings, Inc. (a)	82,300	1,319,269
JetBlue Airways Corp. (a)	75,000	1,153,500
Southwest Airlines Co.	42,400	696,632
US Airways Group, Inc.	10,300	382,542

		4,607,906

Auto Components—0.1%
Gentex Corp.	18,200	354,900

Automobiles—0.2%
Ford Motor Co. (a)	151,700	1,171,124

Beverages—0.8%
Coca-Cola Enterprises, Inc.	60,600	1,161,702
Diageo, Plc. (ADR)	14,700	857,010
PepsiCo, Inc.	10,100	596,708
The Coca-Cola Co.	59,400	2,394,414

		5,009,834

Biotechnology—2.8%
Amgen, Inc. (a)	17,300	1,364,278
Biogen Idec, Inc. (a)	47,700	2,162,241
BioMarin Pharmaceutical, Inc.	102,300	1,102,794
Cephalon, Inc. (a)	118,400	7,665,216
Connetics Corp.	12,200	176,290
Genentech, Inc. (a)	8,600	795,500
ImClone Systems, Inc. (a)	36,900	1,263,456
MedImmune, Inc. (a)	55,900	1,957,618
Serologicals Corp. (a)	18,700	369,138

		16,856,531

Building Products—0.3%
Masco Corp.	17,800	537,382
Watsco, Inc.	20,200	1,208,162

		1,745,544

Capital Markets—3.3%
IntercontinentalExchange, Inc. (a)	900	32,715
Investors Financial Services Corp.	24,900	917,067
Lehman Brothers Holdings, Inc.	15,800	2,025,086
Merrill Lynch & Co., Inc.	85,500	5,790,915
Morgan Stanley	80,800	4,584,592
State Street Corp.	76,900	4,263,336

Security Description	Shares	Value*

Capital Markets—(Continued)
The Bear Stearns Co., Inc.	5,950	$687,404
The Charles Schwab Corp.	114,000	1,672,380

		19,973,495

Chemicals—3.1%
Chemtura Corp.	39,600	502,920
E. I. du Pont de Nemours & Co.	164,900	7,008,250
Ecolab, Inc.	29,400	1,066,338
Georgia Gulf Corp.	31,200	949,104
Lyondell Chemical Co.	125,115	2,980,239
Monsanto Co.	4,900	379,897
Mosaic Co.(a)	61,800	904,134
NOVA Chemicals Corp.	11,400	380,760
NOVA Chemicals Corp. (Toronto)(CAD)	10,000	332,862
Praxair, Inc.	46,700	2,473,232
Rockwood Holdings, Inc.	43,800	864,174
Rohm & Haas Co.	16,800	813,456

		18,655,366

Commercial Banks—4.7%
Banco Bradesco S.A. (ADR)	61,300	1,786,895
Bank of America Corp.	224,754	10,372,397
Golden West Financial Corp.	14,600	963,600
Hudson City Bancorp, Inc.	54,900	665,388
Korea Exchange Bank(KRW)	167,810	2,316,092
UBS AG	18,300	1,741,245
UCBH Holdings, Inc.	67,000	1,197,960
W Holding Co., Inc.	45,288	372,720
Wachovia Corp.	124,874	6,600,840
Wells Fargo & Co.	40,800	2,563,464

		28,580,601

Commercial Services & Supplies—1.0%
Ceridian Corp. (a)	72,100	1,791,685
Emdeon Corp. (a)	93,800	793,548
Equifax, Inc.	16,400	623,528
Robert Half International, Inc.	63,100	2,390,859
The Brinks Co.	13,400	641,994

		6,241,614

Communications Equipment—0.9%
Comverse Technology, Inc. (a)	86,000	2,286,740
Extreme Networks, Inc.	98,100	465,975
Motorola, Inc.	37,600	849,384
Nokia Corp. (ADR)	119,500	2,186,850

		5,788,949

Computers & Peripherals—2.4%
EMC Corp. (a)	33,500	456,270
Hewlett-Packard Co.	319,100	9,135,833
Lexmark International, Inc. (Class A) (a)	10,500	470,715
Palm, Inc.	42,600	1,354,680
Seagate Technology	121,400	2,426,786
Western Digital Corp. (a)	39,500	735,095

		14,579,379

*See accompanying notes to financial statements.

MSF-132

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Construction & Engineering—1.4%
Dycom Industries, Inc. (a)	62,900	$1,383,800
Fluor Corp.	56,900	4,396,094
Jacobs Engineering Group, Inc. (a)	30,900	2,097,183
MasTec, Inc. (a)	55,500	581,085

		8,458,162

Construction Materials—0.2%
Martin Marietta Materials, Inc.	16,800	1,288,896

Containers & Packaging—1.0%
Crown Holdings, Inc.	25,200	492,156
Owens-Illinois, Inc. (a)	79,900	1,681,096
Packaging Corp. of America	90,700	2,081,565
Smurfit-Stone Container Corp. (a)	146,583	2,077,081

		6,331,898

Distributors—0.3%
WESCO International, Inc.	38,100	1,628,013

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (a)	21,600	1,305,936

Diversified Financial Services—3.5%
Citigroup, Inc.	151,466	7,350,645
Doral Financial Corp.	100,400	1,064,240
JPMorgan Chase & Co.	251,528	9,983,146
Nomura Holdings, Inc.(JPY)	116,000	2,228,053
Nuveen Investments, Inc. (Class A)	15,400	656,348

		21,282,432

Diversified Telecommunication Services—1.3%
AT&T, Inc.	249,000	6,098,010
Covad Communications Group, Inc.	458,119	448,957
Verizon Communications, Inc.	37,800	1,138,536

		7,685,503

Electric Utilities—0.9%
CMS Energy Corp. (a)	91,300	1,324,763
PG&E Corp.	33,100	1,228,672
PPL Corp.	66,200	1,946,280
The AES Corp. (a)	61,300	970,379

		5,470,094

Electrical Equipment—0.4%
ABB, Ltd. (ADR)	36,000	349,920
Rockwell Automation, Inc.	33,200	1,964,112

		2,314,032

Electronic Equipment & Instruments—3.0%
Agilent Technologies, Inc. (a)	145,100	4,830,379
Jabil Circuit, Inc. (a)	30,400	1,127,536
PerkinElmer, Inc.	105,400	2,483,224
Samsung Electronics Co., Ltd.(KRW)	3,040	1,956,981
Symbol Technologies, Inc.	144,200	1,848,644

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Thermo Electron Corp. (a)	109,700	$3,305,261
Trimble Navigation, Ltd. (a)	30,000	1,064,700
Vishay Intertechnology, Inc. (a)	109,800	1,510,848

		18,127,573

Energy Equipment & Services—5.8%
BJ Services Co.	93,400	3,424,978
FMC Technologies, Inc. (a)	39,200	1,682,464
GlobalSantaFe Corp.	65,300	3,144,195
Halliburton Co.	149,900	9,287,804
National-Oilwell Varco, Inc. (a)	108,923	6,829,472
Noble Corp.	18,600	1,312,044
Pride International, Inc. (a)	88,900	2,733,675
Schlumberger, Ltd.	43,400	4,216,310
Smith International, inc. (a)	64,800	2,404,728

		35,035,670

Food & Staples Retailing—1.5%
CVS Corp.	24,800	655,216
Safeway, Inc. (a)	75,200	1,779,232
The Kroger Co. (a)	200,500	3,785,440
Wal-Mart Stores, Inc.	52,300	2,447,640
Walgreen Co.	11,700	517,842

		9,185,370

Food Products—0.5%
Nestle S.A.(CHF)	5,242	1,564,200
Tyson Foods, Inc. (Class A)	73,900	1,263,690

		2,827,890

Health Care Equipment & Supplies—2.9%
Baxter International, Inc.	245,500	9,243,075
C.R. Bard, Inc.	14,300	942,656
Cooper Cos., Inc.	9,200	471,960
Foxhollow Technologies, Inc. (a)	2,200	65,538
IMS Health, Inc.	34,800	867,216
Inverness Medical Innovations, Inc.	41,600	986,336
Medtronic, Inc.	31,700	1,824,969
Varian, Inc. (a)	15,800	628,682
Waters Corp. (a)	62,100	2,347,380

		17,377,812

Health Care Providers & Services—1.3%
Community Health Systems, Inc. (a)	22,700	870,318
McKesson Corp.	13,200	680,988
Psychiatric Solutions, Inc. (a)	22,200	1,304,028
Service Corp. International	153,300	1,253,994
Sierra Health Services, Inc. (a)	11,400	911,544
UnitedHealth Group, Inc.	42,100	2,616,094
WebMD Health Corp. (a)	20,600	598,430

		8,235,396

Hotels, Restaurants & Leisure—0.5%
McDonald’s Corp.	71,800	2,421,096

*See accompanying notes to financial statements.

MSF-133

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Red Robin Gourmet Burgers, Inc. (a)	14,600	$744,016
Ruth’s Chris Steak House, Inc.	1,100	19,910

		3,185,022

Household Durables—0.6%
D.R. Horton, Inc.	26,500	946,845
KB HOME	8,600	624,876
Sony Corp. (ADR)	52,800	2,154,240

		3,725,961

Household Products—1.1%
Colgate-Palmolive Co.	120,800	6,625,880

Independent Power Producers & Energy Traders—0.1%
TXU Corp.	8,200	411,558

Industrial Conglomerates—8.1%
3M Co.	7,000	542,500
General Electric Co.	506,800	17,763,340
Honeywell International, Inc.	611,700	22,785,825
Smiths Group, Plc.(GBP)	103,700	1,864,320
Tyco International, Ltd.	208,900	6,028,854

		48,984,839

Insurance—10.3%
ACE, Ltd.	128,700	6,877,728
American International Group, Inc.	402,600	27,469,398
Aspen Insurance Holdings, Ltd.	49,000	1,159,830
Endurance Specialty Holdings, Ltd.	18,500	663,225
Hilb, Rogal & Hamilton Co.	43,700	1,682,887
Montpelier Re Holdings, Ltd.	16,500	311,850
Münchener Rückversicherungs-Gesellschaft AG(EUR)	8,000	1,083,594
PartnerRe, Ltd.	61,200	4,019,004
Platinum Underwriters Holdings, Ltd.	27,100	841,997
Scottish Re Group, Ltd.	34,800	854,340
Swiss Reinsurance Co.(CHF)	13,471	985,587
The Chubb Corp.	3,200	312,480
The Hartford Financial Services Group, Inc.	75,600	6,493,284
The Navigators Group, Inc. (a)	6,400	279,104
The St. Paul Travelers Cos., Inc.	61,100	2,729,337
W.R. Berkley Corp.	101,950	4,854,859
XL Capital, Ltd. (Class A)	29,100	1,960,758

		62,579,262

Internet & Catalog Retail—0.9%
Coldwater Creek, Inc. (a)	42,100	1,285,313
eBay, Inc. (a)	90,600	3,918,450

		5,203,763

Internet Software & Services—1.0%
Digital River, Inc.	12,400	368,776
Expedia, Inc. (a)	13,500	323,460
Google, Inc. (Class A) (a)	7,800	3,235,908

Security Description	Shares	Value*

Internet Software & Services—(Continued)
IAC/InterActiveCorp	22,500	$636,975
Yahoo!, Inc. (a)	35,100	1,375,218

		5,940,337

IT Services—0.6%
First Data Corp.	50,200	2,159,102
NAVTEQ, Inc. (a)	36,500	1,601,255

		3,760,357

Leisure Equipment & Products—1.2%
Eastman Kodak Co.	263,600	6,168,240
Leapfrog Enterprises, Inc.	86,700	1,010,055

		7,178,295

Machinery—0.8%
Briggs & Stratton Corp.	12,300	477,117
Deere & Co.	29,100	1,982,001
Dionex Corp. (a)	17,400	853,992
ITT Industries, Inc.	8,500	873,970
Watts Industries, Inc.	30,200	914,758

		5,101,838

Marine—0.1%
Overseas Shipholding Group, Inc.	9,200	463,588

Media—3.4%
CCE Spinco, Inc.	6,738	88,261
Clear Channel Communications, Inc.	53,900	1,695,155
Clear Channel Outdoor Holdings, Inc. (a)	31,800	637,590
Lamar Advertising Co. (Class A)	76,200	3,515,868
News Corp. (Class A)	57,322	891,357
Omnicom Group, Inc.	7,300	621,449
The Reader’s Digest Association, Inc. (Class A)	38,300	582,926
The Walt Disney Co.	116,400	2,790,108
Time Warner, Inc.	225,300	3,929,232
Univision Communications, Inc. (Class A) (a)	185,200	5,443,028
Viacom, Inc. (Class B)	22,533	734,576

		20,929,550

Metals & Mining—1.9%
Alcoa, Inc.	50,800	1,502,156
CONSOL Energy, Inc. (a)	10,400	677,872
Freeport-McMoRan Copper & Gold, Inc. (Class B)	29,800	1,603,240
International Coal Group, Inc. (a)	28,900	274,550
Massey Energy Co.	36,600	1,386,042
Newmont Mining Corp.	119,800	6,397,320

		11,841,180

Multiline Retail—0.3%
Federated Department Stores, Inc.	24,600	1,631,718

Office Electronics—0.2%
Xerox Corp. (a)	90,800	1,330,220

*See accompanying notes to financial statements.

MSF-134

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—7.1%
Amerada Hess Corp.	14,300	$1,813,526
Apache Corp.	18,100	1,240,212
Chevron Corp.	96,500	5,478,305
ConocoPhillips	33,444	1,945,772
Devon Energy Corp.	9,700	606,638
El Paso Corp.	118,700	1,443,392
Exxon Mobil Corp.	291,300	16,362,321
Houston Exploration Co.	33,000	1,742,400
Occidental Petroleum Corp.	23,700	1,893,156
OMI Corp.	56,300	1,021,845
Quicksilver Resources, Inc. (a)	88,000	3,696,880
Valero Energy Corp.	69,800	3,601,680
XTO Energy, Inc.	50,000	2,197,000

		43,043,127

Personal Products—0.2%
Avon Products, Inc.	45,600	1,301,880

Pharmaceuticals—5.0%
Allergan, Inc.	11,100	1,198,356
Alnylam Pharmaceuticals, Inc.	92,200	1,231,792
Johnson & Johnson	10,300	619,030
Merck & Co., Inc.	150,900	4,800,129
Pfizer, Inc.	409,500	9,549,540
Schering-Plough Corp.	236,100	4,922,685
Teva Pharmaceutical Industries, Ltd. (ADR)	47,800	2,055,878
Wyeth	135,500	6,242,485

		30,619,895

Real Estate—1.0%
Apartment Investment & Management Co. (REIT) (Class A)	31,000	1,173,970
Equity Lifestyle Properties, Inc. (REIT)	14,400	640,800
Equity Residential (REIT)	54,100	2,116,392
General Growth Properties, Inc. (REIT)	42,100	1,978,279

		5,909,441

Road & Rail—0.6%
Norfolk Southern Corp.	84,400	3,783,652

Semiconductors & Semiconductor Equipment—1.6%
Altera Corp. (a)	30,900	572,577
Analog Devices, Inc.	41,800	1,499,366
Cabot Microelectronics Corp. (a)	16,300	478,079
Freescale Semiconductor, Inc. (Class A) (a)	57,000	1,435,830
Intel Corp.	115,500	2,882,880
Marvell Technology Group, Ltd. (a)	6,100	342,149
Maxim Integrated Products, Inc.	35,800	1,297,392
Micron Technology, Inc. (a)	60,600	806,586
PMC-Sierra, Inc. (a)	50,837	391,953

		9,706,812

Security Description	Shares	Value*

Software—1.6%
BEA Systems, Inc.	117,400	$1,103,560
Cognos, Inc.	12,400	430,404
Macrovision Corp. (a)	23,700	396,501
Microsoft Corp.	178,300	4,662,545
Symantec Corp. (a)	101,900	1,783,250
TradeStation Group, Inc.	88,700	1,098,106
Ulticom, Inc.	32,000	313,920

		9,788,286

Specialty Retail—1.3%
Circuit City Stores, Inc.	28,900	652,851
Staples, Inc.	67,300	1,528,383
The Gymboree Corp. (a)	18,400	430,560
The Home Depot, Inc.	106,250	4,301,000
Urban Outfitters, Inc. (a)	40,100	1,014,931

		7,927,725

Textiles, Apparel & Luxury Goods—0.1%
Deckers Outdoor Corp.	18,300	505,446
Maidenform Brands, Inc.	2,200	27,852
Under Armour, Inc. (a)	500	19,155

		552,453

Thrifts & Mortgage Finance—1.1%
Federal Home Loan Mortgage Corp.	34,100	2,228,435
Federal National Mortgage Association	84,800	4,139,088
Sovereign Bancorp, Inc.	27,700	598,874

		6,966,397

Tobacco—1.4%
Altria Group, Inc.	116,900	8,734,768

Wireless Telecommunication Services—1.8%
American Tower Corp. (Class A) (a)	156,700	4,246,570
Leap Wireless International, Inc.	23,800	901,544
Sprint Nextel Corp.	244,570	5,713,155

		10,861,269

Total Common Stock (Identified Cost $538,124,827)		605,795,529

Total Investments—99.7% (Identified Cost $538,124,827) (b)		605,795,529
Other assets less liabilities		1,929,336

Total Net Assets—100%		$607,724,865

*See accompanying notes to financial statements.

MSF-135

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2005

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $542,697,552 and the composition of unrealized appreciation and depreciation of investment securities was $71,797,111 and $(8,699,134), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won

See accompanying notes to financial statements.

MSF-136

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$605,795,529
Cash		2,585,918
Receivable for:
Securities sold		202,096
Fund shares sold		367,810
Accrued interest and dividends		804,743
Foreign taxes		1,152

Total Assets		609,757,248
Liabilities
Payable for:
Fund shares redeemed	$791,172
Securities purchased	767,731
Accrued expenses:
Management fees	342,191
Service and distribution fees	11,568
Deferred Directors’ fees	24,089
Other expenses	95,632

Total Liabilities		2,032,383

Net Assets		$607,724,865

Net assets consists of:
Capital paid in		$548,549,298
Undistributed net investment income		5,269,677
Accumulated net realized losses		(13,764,812)
Unrealized appreciation on investments		67,670,702

Net Assets		$607,724,865

Computation of offering price:
Class A
Net asset value and redemption price per share ($533,728,922 divided by 2,764,312 shares outstanding)		$193.08

Class B
Net asset value and redemption price per share ($27,141,277 divided by 141,168 shares outstanding)		$192.26

Class E
Net asset value and redemption price per share ($46,854,666 divided by 243,526 shares outstanding)		$192.40

Identified cost of investments		$538,124,827

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$9,453,845	(a)
Interest		7,873

		9,461,718
Expenses
Management fees	$3,856,709
Service and distribution fees—Class B	39,119
Service and distribution fees—Class E	60,711
Directors’ fees and expenses	24,586
Custodian	183,944
Audit and tax services	21,767
Legal	24,655
Printing	146,949
Insurance	11,717
Miscellaneous	8,373

Total expenses	4,378,530
Expense reductions	(228,451)	4,150,079

Net Investment Income		5,311,639

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	61,724,615
Foreign currency transactions—net	(14,951)	61,709,664

Unrealized depreciation on:
Investments—net		(7,766,702)

Net gain		53,942,962

Net Increase in Net Assets From Operations		$59,254,601

(a)	Net of foreign taxes of $35,332.

See accompanying notes to financial statements.

MSF-137

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$5,311,639	$6,918,009
Net realized gain	61,709,664	62,218,808
Unrealized appreciation (depreciation)	(7,766,702)	3,653,711

Increase in net assets from operations	59,254,601	72,790,528

From Distributions to Shareholders
Net investment income
Class A	(6,047,937)	(7,094,897)
Class B	(120,604)	(2,208)
Class E	(413,560)	(304,237)

Total distributions	(6,582,101)	(7,401,342)

Decrease in net assets from capital share transactions	(33,772,938)	(59,561,647)

Total increase in net assets	18,899,562	5,827,539

Net Assets
Beginning of the period	588,825,303	582,997,764

End of the period	$607,724,865	$588,825,303

Undistributed Net Investment Income
End of the period	$5,269,677	$6,868,129

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	181,830	$32,996,068	186,967	$29,859,340
Reinvestments	35,587	6,047,937	44,729	7,094,897
Redemptions	(581,749)	(104,361,516)	(689,862)	(110,388,310)

Net decrease	(364,332)	$(65,317,511)	(458,166)	$(73,434,073)

Class B
Sales	132,163	$23,756,181	30,946	$5,052,632
Reinvestments	711	120,604	14	2,208
Redemptions	(21,899)	(3,949,132)	(1,582)	(265,616)

Net increase	110,975	$19,927,653	29,378	$4,789,224

Class E
Sales	133,411	$23,750,185	84,388	$13,483,688
Reinvestments	2,439	413,560	1,923	304,237
Redemptions	(69,624)	(12,546,825)	(29,467)	(4,704,723)

Net increase	66,226	$11,616,920	56,844	$9,083,202

Decrease derived from capital share transactions	(187,131)	$(33,772,938)	(371,944)	$(59,561,647)

See accompanying notes to financial statements.

MSF-138

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$176.54	$157.24	$124.89	$156.51	$183.39

Income From Investment Operations
Net investment income	1.92	2.21	2.13	1.53	1.06
Net realized and unrealized gain (loss) of investments	16.67	19.15	31.23	(31.88)	(26.45)

Total from investment operations	18.59	21.36	33.36	(30.35)	(25.39)

Less Distributions
Distributions from net investment income	(2.05)	(2.06)	(1.01)	(1.27)	(1.49)

Total distributions	(2.05)	(2.06)	(1.01)	(1.27)	(1.49)

Net Asset Value, End of Period	$193.08	$176.54	$157.24	$124.89	$156.51

Total Return (%)	10.7	13.7	26.9	(19.5)	(13.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.74	0.74	0.72	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.69	0.72	—	0.71	0.74
Ratio of net investment income to average net assets (%)	0.92	1.23	1.49	1.30	0.60
Portfolio turnover rate (%)	94	161	53	142	154
Net assets, end of period (000)	$533,729	$552,323	$563,979	$491,124	$298,982

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$175.91	$156.72	$124.47	$125.90

Income From Investment Operations
Net investment income	1.26	1.88	1.22	0.18
Net realized and unrealized gain (loss) of investments	16.86	19.12	31.95	(1.61)

Total from investment operations	18.12	21.00	33.17	(1.43)

Less Distributions
Distributions from net investment income	(1.77)	(1.81)	(0.92)	0.00

Total distributions	(1.77)	(1.81)	(0.92)	0.00

Net Asset Value, End of Period	$192.26	$175.91	$156.72	$124.47

Total Return (%)	10.4	13.5	26.9	(1.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	0.99	0.99	0.97	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.94	0.97	—	0.96	(c)
Ratio of net investment income to average net assets (%)	0.70	1.41	1.15	1.36	(c)
Portfolio turnover rate (%)	94	161	53	142
Net assets, end of period (000)	$27,141	$5,311	$128	$6

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-139

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$175.93	$156.83	$124.66	$156.28	$177.17

Income From Investment Operations
Net investment income	1.29	1.58	1.41	1.35	0.14
Net realized and unrealized gain (loss) of investments	16.98	19.48	31.68	(31.80)	(21.03)

Total from investment operations	18.27	21.06	33.09	(30.45)	(20.89)

Less Distributions
Distributions from net investment income	(1.80)	(1.96)	(0.92)	(1.17)	0.00

Total distributions	(1.80)	(1.96)	(0.92)	(1.17)	0.00

Net Asset Value, End of Period	$192.40	$175.93	$156.83	$124.66	$156.28

Total Return (%)	10.5	13.6	26.7	(19.6)	(11.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.89	0.89	0.87	0.93	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	0.87	—	0.86	0.89	(c)
Ratio of net investment income to average net assets (%)	0.78	1.12	1.31	1.15	0.61	(c)
Portfolio turnover rate (%)	94	161	53	142	154
Net assets, end of period (000)	$46,855	$31,192	$18,891	$5,619	$1,527

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-140

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—90.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.9%
Raytheon Co.	288,000	$11,563,200

Automobiles—2.1%
Harley-Davidson, Inc.	249,300	12,836,457

Beverages—6.4%
Anheuser-Busch Cos., Inc.	297,700	12,789,192
Coca-Cola Enterprises, Inc.	338,700	6,492,879
Diageo, Plc.(ADR)	203,700	11,875,710
InBev NV(EUR)	168,000	7,310,738

		38,468,519

Building Products—2.1%
Masco Corp.	425,500	12,845,845

Commercial Banks—3.3%
The Bank of New York Co., Inc.	240,300	7,653,555
U.S. Bancorp.	414,800	12,398,372

		20,051,927

Commercial Services & Supplies—1.8%
H&R Block, Inc.	447,000	10,973,850

Computers & Peripherals—3.3%
Hewlett-Packard Co.	358,000	10,249,540
Sun Microsystems, Inc. (a)	2,269,200	9,507,948

		19,757,488

Diversified Financial Services—4.7%
Citigroup, Inc.	293,700	14,253,261
JPMorgan Chase & Co.	345,600	13,716,864

		27,970,125

Food & Staples Retailing—2.2%
Wal-Mart Stores, Inc.	278,500	13,033,800

Food Products—3.1%
General Mills, Inc.	231,300	11,407,716
H.J. Heinz Co.	221,750	7,477,410

		18,885,126

Health Care Equipment & Supplies—2.1%
Baxter International, Inc.	330,800	12,454,620

Hotels, Restaurants & Leisure—5.1%
McDonald’s Corp.	514,700	17,355,684
Yum! Brands, Inc.	287,500	13,478,000

		30,833,684

Household Durables—5.9%
Fortune Brands, Inc.	153,700	11,991,674
Pulte Homes, Inc.	278,500	10,961,760
The Black & Decker Corp.	144,300	12,548,328

		35,501,762

Security Description	Shares	Value*

Industrial Conglomerates—3.1%
Honeywell International, Inc.	254,450	$9,478,262
Tyco International, Ltd.	315,000	9,090,900

		18,569,162

Insurance—3.6%
AFLAC, Inc.	248,700	11,544,654
MGIC Investment Corp.	153,000	10,070,460

		21,615,114

IT Services—2.3%
First Data Corp.	324,500	13,956,745

Leisure Equipment & Products—0.8%
Mattel, Inc.	285,900	4,522,938

Media—16.7%
Comcast Corp. (Special Class A) (a)	415,500	10,674,195
Discovery Holding Co. (Class A) (a)	129,100	1,955,865
EchoStar Communications Corp. (Class A) (a)	314,300	8,539,531
Gannett Co., Inc.	147,400	8,928,018
Knight-Ridder, Inc.	65,100	4,120,830
Liberty Media Corp. (Class A) (a)	1,548,900	12,189,843
The DIRECTV Group, Inc. (a)	824,072	11,635,897
The Walt Disney Co.	551,700	13,224,249
Time Warner, Inc.	822,100	14,337,424
Viacom, Inc. (Class B) (a)	459,400	14,976,440

		100,582,292

Multiline Retail—1.9%
Kohl’s Corp. (a)	236,700	11,503,620

Office Electronics—1.4%
Xerox Corp. (a)	572,500	8,387,125

Oil, Gas & Consumable Fuels—2.9%
Burlington Resources, Inc.	102,700	8,852,740
ConocoPhillips	150,300	8,744,454

		17,597,194

Pharmaceuticals—3.5%
Abbott Laboratories	267,600	10,551,468
Bristol-Myers Squibb Co.	465,300	10,692,594

		21,244,062

Semiconductors & Semiconductor Equipment—2.7%
Intel Corp.	287,900	7,185,984
Texas Instruments, Inc.	272,700	8,745,489

		15,931,473

Specialty Retail—5.4%
Limited Brands, Inc.	430,200	9,614,970
The Gap, Inc.	485,900	8,571,276
The Home Depot, Inc.	345,200	13,973,696

		32,159,942

*See accompanying notes to financial statements.

MSF-141

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—2.4%
Washington Mutual, Inc.	333,100	$14,489,850

Total Common Stock (Identified Cost $468,492,563)		545,735,920

Short Term Investments—9.2%
Security Description	Face Amount	Value*

Repurchase Agreement —9.2%
State Street Repurchase Agreement dated 12/30/05 at 1.350% to be repurchased at $55,324,297 on 01/03/06, collateralized by $58,815,000 U.S. Treasury Note 3.125% due 04/15/09 with a value of $56,977,031.	$55,316,000	55,316,000

Total Short Term Investments (Amortized Cost $55,316,000)		55,316,000

Total Investments—99.9% (Identified Cost $523,808,563)		601,051,920
Other assets less liabilities		607,877

Total Net Assets—100%		$601,659,797

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $523,950,234 and the composition of unrealized appreciation and depreciation of investment securities was $ 88,790,819 and $(11,689,133), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-142

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$601,051,920
Cash		954
Receivable for:
Fund shares sold		964,620
Accrued interest and dividends		907,842

Total Assets		602,925,336
Liabilities
Payable for:
Fund shares redeemed	$774,853
Accrued expenses:
Management fees	369,853
Service and distribution fees	40,563
Other expenses	80,270

Total Liabilities		1,265,539

Net Assets		$601,659,797

Net assets consists of:
Capital paid in		$522,401,002
Undistributed net investment income		4,374,524
Accumulated net realized losses		(2,359,086)
Unrealized appreciation on investments		77,243,357

Net Assets		$601,659,797

Computation of offering price:
Class A
Net asset value and redemption price per share ($355,706,677 divided by 27,174,319 shares outstanding)		$13.09

Class B
Net asset value and redemption price per share ($108,213,664 divided by 8,310,915 shares outstanding)		$13.02

Class E
Net asset value and redemption price per share ($137,739,456 divided by 10,563,955 shares outstanding)		$13.04

Identified cost of investments		$523,808,563

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$8,641,983 (a)
Interest		512,307 (b)

		9,154,290
Expenses
Management fees	$4,028,986
Service and distribution fees—Class B	194,629
Service and distribution fees—Class E	212,805
Directors’ fees and expenses	22,233
Custodian	115,744
Audit and tax services	20,986
Legal	14,692
Printing	143,052
Insurance	10,378
Miscellaneous	7,293

Total expenses	4,770,798
Expense reductions	(24,783)	4,746,015

Net Investment Income		4,408,275

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	12,096,540
Foreign currency transactions—net	(5,033)	12,091,507

Unrealized depreciation on:
Investments—net		(24,104,899)

Net loss		(12,013,392)

Net Decrease in Net Assets From Operations		$(7,605,117)

(a)	Net of foreign taxes of $14,955.
(b)	Includes income on securities loaned of $32,645.

See accompanying notes to financial statements.

MSF-143

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$4,408,275	$3,518,515
Net realized gain (loss)	12,091,507	(1,465,943)
Unrealized appreciation (depreciation)	(24,104,899)	49,455,358

Increase (decrease) in net assets from operations	(7,605,117)	51,507,930

From Distributions to Shareholders
Net investment income
Class A	(2,367,986)	(1,577,007)
Class B	(345,158)	(6,125)
Class E	(787,432)	(544,986)

Total distributions	(3,500,576)	(2,128,118)

Increase in net assets from capital share transactions	80,620,910	85,702,821

Total increase in net assets	69,515,217	135,082,633

Net Assets
Beginning of the period	532,144,580	397,061,947

End of the period	$601,659,797	$532,144,580

Undistributed Net Investment Income
End of the period	$4,374,524	$3,496,641

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	11,878,287	$155,829,206	3,544,182	$44,023,180
Reinvestments	187,341	2,367,986	127,178	1,577,007
Redemptions	(10,444,752)	(136,809,125)	(2,726,496)	(33,600,633)

Net increase	1,620,876	$21,388,067	944,864	$11,999,554

Class B
Sales	5,802,518	$75,344,107	3,282,128	$40,965,664
Reinvestments	27,415	345,158	496	6,125
Redemptions	(760,700)	(9,854,984)	(135,698)	(1,687,160)

Net increase	5,069,233	$65,834,281	3,146,926	$39,284,629

Class E
Sales	1,460,773	$18,989,749	4,678,809	$57,458,393
Reinvestments	62,495	787,432	44,096	544,986
Redemptions	(2,026,432)	(26,378,619)	(1,908,422)	(23,584,741)

Net increase (decrease)	(503,164)	$(6,601,438)	2,814,483	$34,418,638

Increase derived from capital share transactions	6,186,945	$80,620,910	6,906,273	$85,702,821

See accompanying notes to financial statements.

MSF-144

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.37	$12.06	$9.61	$11.56	$9.79

Income From Investment Operations
Net investment income	0.11	0.10	0.07	0.06	0.08
Net realized and unrealized gain (loss) of investments	(0.30)	1.27	2.38	(1.66)	1.72

Total from investment operations	(0.19)	1.37	2.45	(1.60)	1.80

Less Distributions
Distributions from net investment income	(0.09)	(0.06)	0.00	(0.09)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.16)	0.00
Distributions in excess of net realized capital gains	0.00	0.00	0.00	(0.10)	0.00

Total distributions	(0.09)	(0.06)	0.00	(0.35)	(0.03)

Net Asset Value, End of Period	$13.09	$13.37	$12.06	$9.61	$11.56

Total Return (%)	(1.4)	11.4	25.5	(14.2)	18.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	0.83	0.83	0.86
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	0.78	0.81	0.82	0.84
Ratio of net investment income to average net assets (%)	0.86	0.80	0.70	0.68	0.98
Portfolio turnover rate (%)	13	16	13	30	33
Net assets, end of period (000)	$355,707	$341,632	$296,728	$228,544	$213,758

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$13.31	$12.01	$9.59	$9.96

Income From Investment Operations
Net investment income	0.06	0.05	0.02	0.01
Net realized and unrealized gain (loss) of investments	(0.28)	1.29	2.40	(0.38)

Total from investment operations	(0.22)	1.34	2.42	(0.37)

Less Distributions
Distributions from net investment income	(0.07)	(0.04)	0.00	0.00

Total distributions	(0.07)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$13.02	$13.31	$12.01	$9.59

Total Return (%)	(1.7)	11.2	25.2	(3.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04	1.08	1.08	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	1.03	1.06	1.07	(c)
Ratio of net investment income to average net assets (%)	0.66	1.07	0.55	0.61	(c)
Portfolio turnover rate (%)	13	16	13	30
Net assets, end of period (000)	$108,214	$43,136	$1,138	$9

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-145

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.32	$12.02	$9.59	$11.55	$11.00

Income From Investment Operations
Net investment income	0.09	0.07	0.04	0.09	0.00
Net realized and unrealized gain (loss) of investments	(0.30)	1.28	2.39	(1.71)	0.55

Total from investment operations	(0.21)	1.35	2.43	(1.62)	0.55

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.16)	0.00
Distributions in excess of net realized capital gains	0.00	0.00	0.00	(0.10)	0.00

Total distributions	(0.07)	(0.05)	0.00	(0.34)	0.00

Net Asset Value, End of Period	$13.04	$13.32	$12.02	$9.59	$11.55

Total Return (%)	(1.5)	11.3	25.3	(14.3)	5.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.94	0.98	0.98	1.01	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	0.93	0.96	0.97	0.98	(c)
Ratio of net investment income to average net assets (%)	0.70	0.68	0.60	0.67	1.28	(c)
Portfolio turnover rate (%)	13	16	13	30	33
Net assets, end of period (000)	$137,739	$147,376	$99,196	$24,936	$185

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-146

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—98.1% of Total Net Assets

Security Description	Shares	Value*

Beverages—1.2%
PepsiCo, Inc.	225,000	$13,293,000

Biotechnology—5.9%
Amgen, Inc. (a)	282,500	22,277,950
Genentech, Inc. (a)	238,600	22,070,500
Gilead Sciences, Inc. (a)	352,400	18,546,812

		62,895,262

Capital Markets—5.4%
Lehman Brothers Holdings, Inc.	49,200	6,305,964
Merrill Lynch & Co., Inc.	287,400	19,465,602
The Charles Schwab Corp.	1,306,600	19,167,822
The Goldman Sachs Group, Inc.	96,300	12,298,473

		57,237,861

Commercial Banks—1.0%
Bank of America Corp.	230,300	10,628,345

Communications Equipment—3.7%
Cisco Systems, Inc. (a)	639,800	10,953,376
Nokia Corp. (ADR)	819,700	15,000,510
QUALCOMM, Inc.	321,400	13,845,912

		39,799,798

Computers & Peripherals—4.0%
Apple Computer, Inc. (a)	290,000	20,848,100
Dell, Inc. (a)	361,600	10,844,384
EMC Corp. (a)	778,800	10,607,256

		42,299,740

Consumer Finance—2.4%
American Express Co.	499,800	25,719,708

Diversified Financial Services—1.2%
JPMorgan Chase & Co.	323,860	12,854,003

Electronic Equipment & Instruments—0.9%
Agilent Technologies, Inc. (a)	295,900	9,850,511

Energy Equipment & Services—2.8%
Schlumberger, Ltd.	308,200	29,941,630

Food & Staples Retailing—2.0%
Whole Foods Market, Inc. (b)	274,800	21,266,772

Food Products—1.1%
Cadbury Schweppes, Plc. (ADR) (b)	307,400	11,770,346

Health Care Equipment & Supplies—3.2%
Alcon, Inc.	146,400	18,973,440
St. Jude Medical, Inc. (a)	313,500	15,737,700

		34,711,140

Security Description	Shares	Value*

Health Care Providers & Services—5.6%
Caremark Rx, Inc. (a)	335,500	$17,375,545
CIGNA Corp.	85,600	9,561,520
UnitedHealth Group, Inc.	292,500	18,175,950
WellPoint, Inc. (a)	181,200	14,457,948

		59,570,963

Hotels, Restaurants & Leisure—1.9%
Marriott International, Inc. (Class A)	160,700	10,762,079
Starbucks Corp. (a)	165,200	4,957,652
The Cheesecake Factory, Inc. (a)(b)	108,900	4,071,771

		19,791,502

Household Products—2.9%
The Procter & Gamble Co.	533,182	30,860,574

Industrial Conglomerates—3.2%
General Electric Co.	967,600	33,914,380

Insurance—2.5%
American International Group, Inc.	394,400	26,909,912

Internet & Catalog Retail—3.2%
eBay, Inc. (a)	797,400	34,487,550

Internet Software & Services—6.7%
Google, Inc. (Class A) (a)	101,300	42,025,318
Yahoo!, Inc. (a)	756,600	29,643,588

		71,668,906

Media—0.4%
Getty Images, Inc. (a) (b)	43,200	3,856,464

Multiline Retail—3.3%
Federated Department Stores, Inc.	190,600	12,642,498
Target Corp.	412,500	22,675,125

		35,317,623

Oil, Gas & Consumable Fuels—1.1%
Occidental Petroleum Corp.	144,200	11,518,696

Pharmaceuticals—6.1%
Abbott Laboratories	170,900	6,738,587
Novartis AG (ADR)	417,100	21,889,408
Roche Holding AG (ADR)	306,000	22,904,437
Sanofi-Aventis (ADR)	305,300	13,402,670

		64,935,102

*See accompanying notes to financial statements.

MSF-147

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—9.3%
Applied Materials, Inc.	921,500	$16,531,710
Intel Corp.	579,300	14,459,328
Marvell Technology Group, Ltd. (a)	453,100	25,414,379
Maxim Integrated Products, Inc.	581,700	21,080,808
Texas Instruments, Inc.	686,700	22,022,469

		99,508,694

Software—8.3%
Adobe Systems, Inc. (a)	695,200	25,694,592
Electronic Arts, Inc. (a)	377,100	19,726,101
Microsoft Corp.	673,400	17,609,410
NAVTEQ, Inc. (a)(b)	190,300	8,348,461
SAP AG (ADR)	380,300	17,140,121

		88,518,685

Specialty Retail—4.4%
Chico’s FAS, Inc. (a)	487,300	21,407,089
Lowe’s Cos., Inc.	240,600	16,038,396
Williams-Sonoma, Inc. (a)	226,700	9,782,105

		47,227,590

Textiles, Apparel & Luxury Goods—3.1%
Coach, Inc. (a)	461,400	15,383,076
NIKE, Inc. (Class B)	206,100	17,887,419

		33,270,495

Wireless Telecommunication Services—1.3%
Sprint Nextel Corp.	592,684	13,845,099

Total Common Stock (Identified Cost $850,589,655)		1,047,470,351

Short Term Investments—1.7%
Security Description	Face Amount	Value*

Commercial Paper—1.7%
Citigroup Funding, Inc. 4.000%, 01/03/06	$17,943,000	$17,943,000

Total Short Term Investments (Amortized Cost $17,943,000)		17,943,000

Total Investments—99.8% (Identified Cost $868,532,655) (c)		1,065,413,351
Other assets less liabilities		1,839,524

Total Net Assets—100%		$1,067,252,875

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $22,538,805 and the collateral received consisted of cash in the amount of $32,968,453.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $870,848,745 and the composition of unrealized appreciation and depreciation of investment securities was $203,081,448 and $(8,516,842), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-148

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$1,065,413,351
Cash		96
Collateral for securities loaned		32,968,453
Receivable for:
Securities sold		6,301,584
Fund shares sold		416,875
Accrued interest and dividends		564,029
Foreign taxes		13,551

Total Assets		1,105,677,939
Liabilities
Payable for:
Fund shares redeemed	$703,854
Securities purchased	3,952,294
Return of collateral for securities loaned	32,968,453
Accrued expenses:
Management fees	579,058
Service and distribution fees	65,257
Deferred Directors’ fees	4,372
Other expenses	151,776

Total Liabilities		38,425,064

Net Assets		$1,067,252,875

Net assets consists of:
Capital paid in		$872,048,164
Undistributed net investment loss		(4,799)
Accumulated net realized gains		(1,671,186)
Unrealized appreciation on investments		196,880,696

Net Assets		$1,067,252,875

Computation of offering price:
Class A
Net asset value and redemption price per share ($758,316,425 divided by 61,264,970 shares outstanding)		$12.38

Class B
Net asset value and redemption price per share ($296,178,125 divided by 24,016,230 shares outstanding)		$12.33

Class E
Net asset value and redemption price per share ($12,758,325 divided by 1,032,162 shares outstanding)		$12.36

Identified cost of investments		$868,532,655

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends		$6,031,385	(a)
Interest		620,943	(b)

		6,652,328
Expenses
Management fees	$5,898,199
Service and distribution fees—Class B	665,960
Service and distribution fees—Class E	12,129
Directors’ fees and expenses	22,661
Custodian	129,536
Audit and tax services	21,767
Legal	22,662
Printing	286,696
Insurance	17,365
Miscellaneous	9,193

Total expenses	7,086,168
Expense reductions	(142,276)	6,943,892

Net Investment Loss		(291,564)

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	81,925,176
Foreign currency transactions—net	(1,029)	81,924,147

Unrealized appreciation on:
Investments—net		53,622,680

Net gain		135,546,827

Net Increase in Net Assets From Operations		$135,255,263

(a)	Net of foreign taxes of $168,711.
(b)	Includes income on securities loaned of $78,906.

See accompanying notes to financial statements.

MSF-149

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income (loss)	$(291,564)	$2,499,879
Net realized gain	81,924,147	14,240,554
Unrealized appreciation	53,622,680	53,934,942

Increase in net assets from operations	135,255,263	70,675,375

From Distributions to Shareholders
Net investment income
Class A	(2,574,179)	(336,147)
Class B	0	(34,259)

Total distributions	(2,574,179)	(370,406)

Increase in net assets from capital share transactions	99,282,826	165,651,564

Total increase in net assets	231,963,910	235,956,533

Net Assets
Beginning of the period	835,288,965	599,332,432

End of the period	$1,067,252,875	$835,288,965

Undistributed (Overdistributed) Net Investment Income (Loss)
End of the period	$(4,799)	$2,439,621

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	19,312,734	$210,233,950	16,250,418	$172,828,292
Shares issued through acquisition	4,750,559	48,020,246	0	0
Reinvestments	253,864	2,574,179	32,795	336,147
Redemptions	(9,302,078)	(105,820,987)	(4,310,178)	(43,634,960)

Net increase	15,015,079	$155,007,388	11,973,035	$129,529,479

Class B
Sales	5,282,443	$59,532,135	26,074,444	$260,495,604
Shares issued through acquisition	860,671	9,446,761	0	0
Reinvestments	0	0	3,355	34,259
Redemptions	(12,556,952)	(134,368,070)	(21,321,067)	(224,407,778)

Net increase (decrease)	(6,413,838)	$(65,389,174)	4,756,732	$36,122,085

Class E
Sales	277,389	$3,251,480	0	$0
Shares issued through acquisition	1,035,812	9,729,050	0	0
Redemptions	(281,039)	(3,315,918)	0	0

Net increase	1,032,162	$9,664,612	0	$0

Increase derived from capital share transactions	9,633,403	$99,282,826	16,729,767	$165,651,564

See accompanying notes to financial statements.

MSF-150

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$10.92	$10.01	$7.71	$10.00

Income From Investment Operations
Net investment income	0.00	0.03	0.02	0.02
Net realized and unrealized gain (loss) of investments	1.51	0.89	2.30	(2.31)

Total from investment operations	1.51	0.92	2.32	(2.29)

Less Distributions
Distributions from net investment income	(0.05)	(0.01)	(0.02)	0.00

Total distributions	(0.05)	(0.01)	(0.02)	0.00

Net Asset Value, End of Period	$12.38	$10.92	$10.01	$7.71

Total Return (%)	13.9	9.2	30.1	(22.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	0.71	0.73	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68	0.69	0.70	0.68	(c)
Ratio of net investment income to average net assets (%)	0.04	0.41	0.17	0.31	(c)
Portfolio turnover rate (%)	60	68	68	82	(c)
Net assets, end of period (000)	$758,316	$504,940	$343,253	$283,320

	Class B
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$10.86	$9.97	$7.70	$10.00

Income From Investment Operations
Net investment income (loss)	(0.02)	0.04	0.00	0.00
Net realized and unrealized gain (loss) of investments	1.49	0.85	2.28	(2.30)

Total from investment operations	1.47	0.89	2.28	(2.30)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	0.00

Total distributions	0.00	0.00	(0.01)	0.00

Net Asset Value, End of Period	$12.33	$10.86	$9.97	$7.70

Total Return (%)	13.5	8.9	29.7	(23.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.96	0.98	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	0.94	0.95	0.93	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.21)	0.29	(0.11)	0.06	(c)
Portfolio turnover rate (%)	60	68	68	82	(c)
Net assets, end of period (000)	$296,178	$330,349	$256,079	$57,259

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-151

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

	Class E
	April 27, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.16

Income From Investment Operations
Net investment loss	(0.01)
Net realized and unrealized gain of investments	2.21

Total from investment operations	2.20

Net Asset Value, End of Period	$12.36

Total Return (%)	21.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	(c)
Ratio of net investment loss to average net assets (%)	(0.15	)(c)
Portfolio turnover rate (%)	60
Net assets, end of period (000)	$12,758

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-152

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—99.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.9%
General Dynamics Corp.	88,038	$10,040,734
Goodrich Corp.	53,756	2,209,371
L-3 Communications Holdings, Inc.	52,540	3,906,349
Lockheed Martin Corp.	156,379	9,950,396
Northrop Grumman Corp.	155,388	9,340,373
Raytheon Co.	195,370	7,844,105
Rockwell Collins, Inc.	75,555	3,511,041
The Boeing Co.	353,050	24,798,232
United Technologies Corp.	445,499	24,907,849

		96,508,450

Air Freight & Logistics—1.0%
FedEx Corp.	132,532	13,702,484
Ryder System, Inc.	28,066	1,151,267
United Parcel Service, Inc. (Class B)	482,627	36,269,419

		51,123,170

Airlines—0.1%
Southwest Airlines Co.	305,088	5,012,596

Auto Components—0.2%
Cooper Tire & Rubber Co.	26,815	410,806
Dana Corp. (a)	65,766	472,200
Johnson Controls, Inc.	84,395	6,153,239
The Goodyear Tire & Rubber Co. (a)	77,148	1,340,832

		8,377,077

Automobiles—0.3%
Ford Motor Co. (a)(b)	812,409	6,271,797
General Motors Corp. (a)	247,319	4,802,935
Harley-Davidson, Inc.	120,101	6,184,001

		17,258,733

Beverages—2.1%
Anheuser-Busch Cos., Inc.	339,523	14,585,908
Brown-Forman Corp. (Class B)	36,331	2,518,465
Coca-Cola Enterprises, Inc.	132,535	2,540,696
Constellation Brands, Inc. (b)	86,039	2,256,803
Molson Coors Brewing Co.	24,692	1,654,117
PepsiCo, Inc.	725,634	42,870,457
The Coca-Cola Co.	905,242	36,490,305
The Pepsi Bottling Group, Inc.	59,959	1,715,427

		104,632,178

Biotechnology—1.5%
Amgen, Inc. (b)	539,819	42,570,126
Biogen Idec, Inc. (b)	148,438	6,728,695
Chiron Corp. (b)	47,834	2,126,700
Genzyme Corp. (b)	112,933	7,993,398
Gilead Sciences, Inc. (b)	200,267	10,540,052
MedImmune, Inc. (b)	107,611	3,768,537

		73,727,508

Security Description	Shares	Value*

Building Products—0.2%
American Standard Cos., Inc. (b)	79,954	$3,194,162
Masco Corp.	185,345	5,595,566

		8,789,728

Capital Markets—2.8%
Ameriprise Financial, Inc.	107,586	4,411,026
Capital One Financial Corp.	130,989	11,317,450
E*TRADE Financial Corp. (b)	178,904	3,731,937
Franklin Resources, Inc.	64,925	6,103,599
Janus Capital Group, Inc.	94,333	1,757,424
Lehman Brothers Holdings, Inc.	117,168	15,017,423
Merrill Lynch & Co., Inc.	401,895	27,220,348
Morgan Stanley	471,419	26,748,314
State Street Corp.	143,406	7,950,429
The Bear Stearns Co., Inc.	49,557	5,725,320
The Charles Schwab Corp.	451,147	6,618,326
The Goldman Sachs Group, Inc.	197,153	25,178,410

		141,780,006

Chemicals—1.5%
Air Products & Chemicals, Inc.	97,046	5,744,153
Ashland, Inc.	31,388	1,817,365
E. I. du Pont de Nemours & Co.	402,080	17,088,400
Eastman Chemical Co.	35,635	1,838,410
Ecolab, Inc.	80,618	2,924,015
Engelhard Corp.	52,440	1,581,066
Hercules, Inc. (b)	49,314	557,248
International Flavours & Fragrances, Inc.	35,341	1,183,923
Monsanto Co.	117,419	9,103,495
PPG Industries, Inc.	73,048	4,229,479
Praxair, Inc.	140,957	7,465,083
Rohm & Haas Co.	62,985	3,049,734
Sigma-Aldrich Corp.	29,406	1,861,106
The Dow Chemical Co.	422,087	18,495,852

		76,939,329

Commercial Banks—6.1%
AmSouth Bancorp.	152,440	3,995,452
Bank of America Corp.	1,756,397	81,057,721
BB&T Corp.	237,168	9,939,711
Comerica, Inc.	72,279	4,102,556
Compass Bancshares, Inc.	54,467	2,630,211
Fifth Third Bancorp.	242,660	9,153,135
First Horizon National Corp. (a)	55,106	2,118,275
Golden West Financial Corp.	111,453	7,355,898
Huntington Bancshares, Inc.	99,799	2,370,226
KeyCorp.	178,342	5,872,802
M&T Bank Corp.	34,894	3,805,191
Marshall & Ilsley Corp.	91,472	3,936,955
Mellon Financial Corp.	182,863	6,263,058
National City Corp.	241,041	8,091,746
Northern Trust Corp.	81,131	4,204,208
PNC Financial Services Group, Inc.	127,806	7,902,245
Regions Financial Corp.	200,269	6,841,189
SunTrust Banks, Inc.	158,056	11,500,155
Synovus Financial Corp.	136,585	3,689,161

*See accompanying notes to financial statements.

MSF-153

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
The Bank of New York Co., Inc.	336,847	$10,728,577
U.S. Bancorp.	794,362	23,743,480
Wachovia Corp.	679,396	35,912,873
Wells Fargo & Co.	731,341	45,950,155
Zions Bancorp.	45,669	3,450,750

		304,615,730

Commercial Services & Supplies—0.9%
Allied Waste Industries, Inc. (b)	95,454	834,268
Avery Dennison Corp. (a)	48,310	2,670,094
Cendant Corp.	448,002	7,728,034
Cintas Corp.	60,234	2,480,436
Convergys Corp. (b)	61,222	970,369
Equifax, Inc.	56,796	2,159,384
H&R Block, Inc.	143,289	3,517,745
Monster Worldwide, Inc. (b)	53,837	2,197,626
Paychex, Inc.	145,857	5,560,069
Pitney Bowes, Inc.	99,764	4,215,029
R.R. Donnelley & Sons Co.	95,034	3,251,113
Robert Half International, Inc.	74,482	2,822,123
Sabre Holdings Corp. (Class A)	57,391	1,383,697
Waste Management, Inc.	241,340	7,324,669

		47,114,656

Communications Equipment—2.7%
ADC Telecommunications, Inc. (a) (b)	50,950	1,138,223
Andrew Corp. (b)	71,047	762,334
Avaya, Inc. (b)	183,144	1,954,146
CIENA Corp. (b)	252,767	750,718
Cisco Systems, Inc. (b)	2,686,387	45,990,945
Comverse Technology, Inc. (b)	88,345	2,349,094
Corning, Inc. (b)	666,489	13,103,174
JDS Uniphase Corp. (a) (b)	722,666	1,705,492
Lucent Technologies, Inc. (a) (b)	1,943,914	5,170,811
Motorola, Inc.	1,089,326	24,607,874
QUALCOMM, Inc.	719,071	30,977,579
Scientific-Atlanta, Inc.	67,159	2,892,538
Tellabs, Inc. (b)	196,125	2,137,763

		133,540,691

Computers & Peripherals—3.7%
Apple Computer, Inc. (b)	368,577	26,497,001
Dell, Inc. (b)	1,029,291	30,868,437
EMC Corp. (b)	1,045,547	14,240,350
Gateway, Inc. (a) (b)	115,866	290,824
Hewlett-Packard Co.	1,252,977	35,872,731
International Business Machines Corp.	690,788	56,782,774
Lexmark International, Inc. (Class A) (b)	50,753	2,275,257
NCR Corp. (b)	80,296	2,725,246
Network Appliance, Inc. (b)	162,737	4,393,899
NVIDIA Corp. (b)	74,862	2,736,955
Sun Microsystems, Inc. (b)	1,493,191	6,256,470

		182,939,944

Security Description	Shares	Value*

Construction & Engineering—0.1%
Fluor Corp.	37,972	$2,933,717

Construction Materials—0.1%
Vulcan Materials Co.	44,536	3,017,314

Consumer Finance—1.1%
American Express Co.	543,041	27,944,890
MBNA Corp.	548,899	14,902,608
SLM Corp.	182,508	10,054,365

		52,901,863

Containers & Packaging—0.2%
Ball Corp.	45,502	1,807,340
Bemis Co., Inc.	46,052	1,283,469
Pactiv Corp. (b)	62,663	1,378,586
Sealed Air Corp. (b)	35,597	1,999,484
Temple-Inland, Inc.	49,084	2,201,417

		8,670,296

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	63,644	3,847,916

Diversified Financial Services—3.8%
CIT Group, Inc.	87,370	4,524,019
Citigroup, Inc.	2,212,498	107,372,528
Federated Investors, Inc. (Class B)	37,033	1,371,702
JPMorgan Chase & Co.	1,530,284	60,736,972
Moody’s Corp.	108,520	6,665,298
Principal Financial Group, Inc.	122,522	5,811,218
T. Rowe Price Group, Inc.	57,157	4,117,019

		190,598,756

Diversified Telecommunication Services—2.4%
ALLTEL Corp.	167,464	10,566,979
AT&T, Inc.	1,708,427	41,839,377
BellSouth Corp.	799,731	21,672,710
CenturyTel, Inc.	57,288	1,899,670
Citizens Communications Co.	146,027	1,785,910
Qwest Communications International, Inc. (a) (b)	675,165	3,814,682
Verizon Communications, Inc.	1,209,237	36,422,219

		118,001,547

Electric Utilities—2.6%
Allegheny Energy, Inc. (b)	71,222	2,254,176
Ameren Corp. (a)	89,337	4,577,628
American Electric Power Co., Inc.	172,174	6,385,934
CenterPoint Energy, Inc. (a)	135,622	1,742,743
Cinergy Corp.	87,221	3,703,404
CMS Energy Corp. (b)	96,256	1,396,675
Consolidated Edison, Inc. (a)	107,131	4,963,379
Constellation Energy Group, Inc.	78,057	4,496,083
Dominion Resources, Inc.	151,878	11,724,982
DTE Energy Co.	77,771	3,358,929
Edison International	142,490	6,213,989
Entergy Corp.	90,742	6,229,438

*See accompanying notes to financial statements.

MSF-154

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Electric Utilities—(Continued)

Exelon Corp.	291,805	$15,506,518
FirstEnergy Corp.	144,251	7,066,856
FPL Group, Inc.	172,686	7,176,830
PG&E Corp.	150,053	5,569,967
Pinnacle West Capital Corp. (a)	43,297	1,790,331
PPL Corp.	166,250	4,887,750
Progress Energy, Inc. (a)	110,062	4,833,923
Public Service Enterprise Group, Inc.	109,640	7,123,311
TECO Energy, Inc.	91,010	1,563,552
The AES Corp. (b)	285,660	4,521,998
The Southern Co. (a)	324,286	11,197,596
Xcel Energy, Inc.	176,199	3,252,633

		131,538,625

Electrical Equipment—0.4%
American Power Conversion Corp.	75,167	1,653,674
Cooper Industries, Ltd. (Class A)	40,071	2,925,183
Emerson Electric Co.	179,666	13,421,050
Rockwell Automation, Inc.	78,344	4,634,831

		22,634,738

Electronic Equipment & Instruments—0.5%
Agilent Technologies, Inc. (b)	179,791	5,985,242
Broadcom Corp. (Class A) (b)	126,478	5,963,438
Jabil Circuit, Inc. (b)	76,090	2,822,178
Molex, Inc.	62,779	1,629,115
PerkinElmer, Inc.	57,202	1,347,679
Sanmina-SCI Corp. (b)	229,875	979,268
Solectron Corp. (b)	399,554	1,462,368
Symbol Technologies, Inc.	109,759	1,407,110
Tektronix, Inc.	36,469	1,028,791
Thermo Electron Corp. (b)	70,925	2,136,970

		24,762,159

Energy Equipment & Services—1.7%
Baker Hughes, Inc.	149,502	9,086,731
BJ Services Co.	140,974	5,169,517
Halliburton Co.	224,286	13,896,760
Nabors Industries, Ltd. (b)	69,107	5,234,855
National-Oilwell Varco, Inc. (a) (b)	76,229	4,779,558
Noble Corp.	59,879	4,223,865
Rowan Cos., Inc. (a) (b)	47,806	1,703,806
Schlumberger, Ltd.	257,633	25,029,046
Transocean, Inc. (b)	144,359	10,060,379
Weatherford International, Ltd. (b)	152,034	5,503,631

		84,688,148

Food & Staples Retailing—2.2%
Albertson’s, Inc.	161,282	3,443,371
CVS Corp.	356,081	9,407,660
Safeway, Inc. (a) (b)	196,497	4,649,119
Supervalu, Inc.	59,559	1,934,476
Sysco Corp.	271,283	8,423,337
The Kroger Co. (b)	317,014	5,985,225
Wal-Mart Stores, Inc.	1,092,519	51,129,889

Security Description	Shares	Value*

Food & Staples Retailing—(Continued)

Walgreen Co.	442,624	$19,590,538
Whole Foods Market, Inc.	60,186	4,657,795

		109,221,410

Food Products—1.0%
Archer-Daniels-Midland Co.	285,661	7,044,400
Campbell Soup Co.	81,396	2,423,159
ConAgra Foods, Inc.	226,942	4,602,384
General Mills, Inc.	155,376	7,663,144
H.J. Heinz Co.	146,364	4,935,394
Hershey Co.	79,200	4,375,800
Kellogg Co.	112,321	4,854,514
McCormick & Co., Inc.	58,540	1,810,057
Sara Lee Corp.	332,177	6,278,145
Tyson Foods, Inc. (Class A)	110,074	1,882,266
Wm. Wrigley Jr., Co.	78,468	5,217,337

		51,086,600

Gas Utilities—0.1%
KeySpan Corp.	76,255	2,721,541
Nicor, Inc. (a)	19,320	759,469
Peoples Energy Corp. (a)	16,680	584,968

		4,065,978

Health Care Equipment & Supplies—2.1%
Applera Corp.—Applied Biosystems Group	82,183	2,182,780
Bausch & Lomb, Inc.	23,516	1,596,736
Baxter International, Inc.	272,735	10,268,473
Becton, Dickinson & Co.	110,229	6,622,558
Biomet, Inc.	108,931	3,983,607
Boston Scientific Corp. (b)	258,043	6,319,473
C.R. Bard, Inc.	45,863	3,023,289
Fisher Scientific International, Inc. (b)	53,630	3,317,552
Guidant Corp.	145,109	9,395,808
IMS Health, Inc.	101,330	2,525,143
Medtronic, Inc.	529,005	30,454,818
Millipore Corp. (b)	22,773	1,503,929
Patterson Cos., Inc. (a) (b)	60,474	2,019,832
St. Jude Medical, Inc. (b)	160,320	8,048,064
Stryker Corp.	127,525	5,665,936
Waters Corp. (b)	48,402	1,829,596
Zimmer Holdings, Inc. (b)	108,360	7,307,798

		106,065,392

Health Care Providers & Services—2.9%
Aetna, Inc.	125,085	11,796,766
AmerisourceBergen Corp.	91,196	3,775,514
Cardinal Health, Inc.	187,282	12,875,638
Caremark Rx, Inc. (b)	196,701	10,187,145
CIGNA Corp.	55,009	6,144,505
Coventry Health Care, Inc. (b)	71,048	4,046,894
Express Scripts, Inc. (b)	63,692	5,337,390
HCA, Inc.	185,396	9,362,498
Health Management Associates, Inc. (Class A)	108,106	2,374,008
Humana, Inc. (b)	71,194	3,867,970

*See accompanying notes to financial statements.

MSF-155

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Laboratory Corp. of America Holdings(b)	58,131	$3,130,354
Manor Care, Inc. (a)	34,600	1,376,042
McKesson Corp.	134,557	6,941,796
Quest Diagnostics, Inc. (a)	72,472	3,730,859
Tenet Healthcare Corp. (b)	205,290	1,572,521
UnitedHealth Group, Inc.	596,159	37,045,320
WellPoint, Inc. (b)	288,538	23,022,447

		146,587,667

Hotels, Restaurants & Leisure—1.5%
Carnival Corp.	189,473	10,131,121
Darden Restaurants, Inc.	57,271	2,226,696
Harrah’s Entertainment, Inc.	80,374	5,729,862
Hilton Hotels Corp.	143,469	3,459,038
International Game Technology (a)	147,362	4,535,802
Marriott International, Inc. (Class A)	71,992	4,821,304
McDonald’s Corp.	550,425	18,560,331
Starbucks Corp. (b)	336,083	10,085,851
Starwood Hotels & Resorts Worldwide, Inc. (Class B)	95,880	6,122,897
Wendy’s International, Inc.	50,837	2,809,253
Yum! Brands, Inc.	123,795	5,803,510

		74,285,665

Household Durables—0.7%
Centex Corp.	55,870	3,994,146
D.R. Horton, Inc.	119,050	4,253,657
Fortune Brands, Inc.	63,901	4,985,556
KB HOME	34,237	2,487,660
Leggett & Platt, Inc.	80,456	1,847,270
Lennar Corp. (Class A)	60,069	3,665,410
Maytag Corp. (a)	35,054	659,716
Newell Rubbermaid, Inc. (a)	120,487	2,865,181
Pulte Homes, Inc.	93,823	3,692,873
Snap-On, Inc.	25,335	951,583
The Black & Decker Corp.	34,293	2,982,119
The Stanley Works	31,813	1,528,297
Whirlpool Corp.	29,506	2,471,423

		36,384,891

Household Products—2.3%
Colgate-Palmolive Co.	226,567	12,427,200
Kimberly-Clark Corp.	204,321	12,187,748
The Clorox Co.	65,908	3,749,506
The Procter & Gamble Co.	1,465,864	84,844,208

		113,208,662

Independent Power Producers & Energy Traders—0.2%
TXU Corp.	211,160	10,598,120

Industrial Conglomerates—4.7%
3M Co.	332,350	25,757,125
General Electric Co.	4,621,017	161,966,646
Honeywell International, Inc.	368,573	13,729,344
Reynolds American,, Inc.	37,391	3,564,484

Security Description	Shares	Value*

Industrial Conglomerates—(Continued)

Textron, Inc.	57,892	$4,456,526
Tyco International, Ltd.	880,392	25,408,113

		234,882,238

Insurance—4.9%
ACE, Ltd.	140,967	7,533,276
AFLAC, Inc.	218,832	10,158,181
Ambac Financial Group, Inc.	46,003	3,544,991
American International Group, Inc.	1,135,166	77,452,376
Aon Corp.	139,955	5,031,382
Cincinnati Financial Corp.	76,407	3,413,865
Genworth Financial, Inc. (Class A)	164,715	5,695,845
Jefferson-Pilot Corp.	58,618	3,337,123
Lincoln National Corp. (a)	75,764	4,017,765
Loews Corp.	59,302	5,624,795
Marsh & McLennan Cos., Inc.	238,219	7,565,835
MBIA, Inc. (a)	58,631	3,527,241
MetLife, Inc. (a)	331,188	16,228,212
MGIC Investment Corp.	39,680	2,611,738
Prudential Financial, Inc.	220,857	16,164,524
Safeco Corp.	54,028	3,052,582
The Allstate Corp.	283,677	15,338,415
The Chubb Corp.	87,430	8,537,540
The Hartford Financial Services Group, Inc.	131,368	11,283,198
The Progressive Corp.	86,266	10,074,143
The St. Paul Travelers Cos., Inc.	302,837	13,527,729
Torchmark, Inc.	45,386	2,523,462
UnumProvident Corp. (a)	130,335	2,965,121
XL Capital, Ltd. (Class A)	76,259	5,138,331

		244,347,670

Internet & Catalog Retail—0.6%
Amazon.com, Inc. (b)	134,137	6,324,560
eBay, Inc. (b)	499,832	21,617,734

		27,942,294

Internet Software & Services—0.4%
Yahoo!, Inc. (b)	552,219	21,635,940

IT Services—0.9%
Affiliated Computer Services, Inc. (Class A) (a) (b)	54,355	3,216,729
Automatic Data Processing, Inc.	252,171	11,572,127
Computer Sciences Corp. (b)	80,912	4,097,384
Electronic Data Systems Corp.	228,091	5,483,308
First Data Corp.	334,153	14,371,921
Fiserv, Inc. (b)	80,687	3,491,326
Unisys Corp. (b)	149,252	870,139

		43,102,934

Leisure Equipment & Products—0.2%
Brunswick Corp.	42,187	1,715,323
Eastman Kodak Co. (a)	125,604	2,939,134
Hasbro, Inc. (a)	77,999	1,574,020
Mattel, Inc.	176,605	2,793,891

		9,022,368

*See accompanying notes to financial statements.

MSF-156

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—1.4%
Caterpillar, Inc.	297,483	$17,185,593
Cummins, Inc. (a)	20,479	1,837,581
Danaher Corp.	103,754	5,787,398
Deere & Co.	105,484	7,184,515
Dover Corp.	88,635	3,588,831
Eaton Corp.	64,727	4,342,534
Illinois Tool Works, Inc.	89,553	7,879,769
Ingersoll-Rand Co., Ltd. (Class A)	144,687	5,841,014
ITT Industries, Inc.	40,386	4,152,489
Navistar International Corp. (a) (b)	26,981	772,196
PACCAR, Inc.	74,038	5,125,651
Pall Corp.	54,484	1,463,440
Parker Hannifin Corp.	52,379	3,454,919

		68,615,930

Media—3.3%
CCE Spinco, Inc.	1	2
Clear Channel Communications, Inc.	236,393	7,434,560
Comcast Corp. (Class A) (a)(b)	949,686	24,653,848
Dow Jones & Co., Inc. (a)	25,802	915,713
Gannett Co., Inc. (a)	104,914	6,354,641
Knight-Ridder, Inc. (a)	30,349	1,921,092
Meredith Corp.	18,330	959,392
New York Times Co. (Class A) (a)	63,453	1,678,332
News Corp. (Class A)	1,064,187	16,548,108
Omnicom Group, Inc.	78,857	6,713,096
The E.W. Scripps Co. (Class A)	37,231	1,787,832
The Interpublic Group of Cos., Inc. (b)	188,286	1,816,960
The McGraw-Hill Cos., Inc.	163,959	8,465,203
The Walt Disney Co.	841,273	20,165,314
Time Warner, Inc.	2,039,150	35,562,776
Tribune Co.	114,503	3,464,861
Univision Communications, Inc. (Class A) (b)	97,784	2,873,872
Viacom, Inc. (Class B)	675,877	22,033,590

		163,349,192

Metals & Mining—0.8%
Alcoa, Inc.	380,579	11,253,721
Allegheny Technologies, Inc.	37,192	1,341,887
Freeport-McMoRan Copper & Gold, Inc. (Class B)	80,490	4,330,362
Newmont Mining Corp.	195,398	10,434,253
Nucor Corp.	68,059	4,540,897
Phelps Dodge Corp.	44,412	6,389,555
United States Steel Corp.	49,587	2,383,647

		40,674,322

Multi-Utilities—0.4%
Duke Energy Co.	405,663	11,135,449
Dynegy, Inc. (Class A) (a) (b)	131,760	637,719
NiSource, Inc.	119,228	2,487,096
Sempra Energy	112,436	5,041,630

		19,301,894

Security Description	Shares	Value*

Multiline Retail—1.3%
Big Lots, Inc. (a) (b)	49,831	$598,470
Costco Wholesale Corp.	206,468	10,213,972
Dillard’s, Inc. (Class A) (a)	26,939	668,626
Dollar General Corp.	138,474	2,640,699
Family Dollar Stores, Inc.	67,903	1,683,315
Federated Department Stores, Inc.	119,051	7,896,653
J.C. Penney Co., Inc.	101,569	5,647,236
Kohl’s Corp. (b)	150,775	7,327,665
Nordstrom, Inc.	95,604	3,575,590
Sears Holdings Corp. (b)	43,650	5,042,885
Target Corp.	384,503	21,136,130

		66,431,241

Mutual Funds—0.5%
SPDR Trust Series 1	197,200	24,553,372

Office Electronics—0.1%
Xerox Corp. (a) (b)	420,023	6,153,337

Oil, Gas & Consumable Fuels—7.5%
Amerada Hess Corp.	34,992	4,437,685
Anadarko Petroleum Corp.	103,738	9,829,175
Apache Corp.	144,014	9,867,839
Burlington Resources, Inc.	165,331	14,251,532
Chevron Corp.	981,823	55,738,092
ConocoPhillips	606,839	35,305,893
Devon Energy Corp.	194,311	12,152,210
El Paso Corp.	288,352	3,506,360
EOG Resources, Inc.	105,653	7,751,761
Exxon Mobil Corp.	2,721,308	152,855,870
Kerr-McGee Corp.	50,728	4,609,146
Kinder Morgan, Inc.	46,024	4,231,907
Marathon Oil Corp.	160,276	9,772,028
Murphy Oil Corp.	72,215	3,898,888
Occidental Petroleum Corp.	175,811	14,043,783
Sunoco, Inc.	59,533	4,666,197
The Williams Cos., Inc.	250,602	5,806,448
Valero Energy Corp.	269,688	13,915,901
XTO Energy, Inc.	158,840	6,979,430

		373,620,145

Paper & Forest Products—0.4%
International Paper Co.	214,515	7,209,849
Louisiana-Pacific Corp.	46,259	1,270,735
MeadWestvaco Corp.	79,361	2,224,489
Weyerhaeuser Co.	106,378	7,057,116

		17,762,189

Personal Products—0.1%
Alberto-Culver Co. (Class B)	33,016	1,510,482
Avon Products, Inc.	200,473	5,723,504

		7,233,986

*See accompanying notes to financial statements.

MSF-157

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals – 6.5%
Abbott Laboratories	678,415	$26,749,903
Allergan, Inc. (a)	57,558	6,213,962
Bristol-Myers Squibb Co.	855,666	19,663,205
Eli Lilly & Co.	497,094	28,130,549
Forest Laboratories, Inc. (b)	147,731	6,009,697
Hospira, Inc. (b)	70,348	3,009,487
Johnson & Johnson	1,301,059	78,193,646
King Pharmaceuticals, Inc. (b)	105,746	1,789,222
Medco Health Solutions, Inc. (b)	134,507	7,505,491
Merck & Co., Inc.	956,303	30,419,998
Mylan Laboratories, Inc. (a)	95,603	1,908,236
Pfizer, Inc.	3,223,813	75,179,319
Schering-Plough Corp.	646,343	13,476,252
Watson Pharmaceuticals, Inc. (b)	44,353	1,441,916
Wyeth	587,025	27,044,242

		326,735,125

Real Estate—0.7%
Apartment Investment & Management Co. (REIT) (Class A)	41,855	1,585,049
Archstone-Smith Trust (REIT)	92,712	3,883,706
Equity Office Properties Trust (REIT)	177,634	5,387,639
Equity Residential (REIT)	126,027	4,930,176
Plum Creek Timber Co., Inc. (REIT)	80,493	2,901,773
ProLogis (REIT)	106,491	4,975,259
Public Storage, Inc.	36,160	2,448,755
Simon Property Group, Inc. (REIT)	81,543	6,248,640
Vornado Realty Trust (REIT)	51,631	4,309,640

		36,670,637

Road & Rail—0.7%
Burlington Northern Santa Fe Corp.	163,314	11,565,897
CSX Corp.	95,008	4,823,556
Norfolk Southern Corp.	177,744	7,968,264
Union Pacific Corp.	115,869	9,328,613

		33,686,330

Semiconductors & Semiconductor Equipment—3.0%
Advanced Micro Devices, Inc. (b)	176,716	5,407,510
Altera Corp. (b)	158,519	2,937,357
Analog Devices, Inc.	160,430	5,754,624
Applied Materials, Inc.	709,581	12,729,883
Applied Micro Circuits Corp. (a) (b)	130,657	335,788
Freescale Semiconductor, Inc. (Class B) (b)	179,482	4,517,562
Intel Corp.	2,636,728	65,812,731
KLA-Tencor Corp.	86,336	4,258,955
Linear Technology Corp.	133,287	4,807,662
LSI Logic Corp. (a) (b)	171,305	1,370,440
Maxim Integrated Products, Inc.	143,367	5,195,620
Micron Technology, Inc. (b)	270,272	3,597,320
National Semiconductor Corp.	150,301	3,904,820
Novellus Systems, Inc. (b)	58,331	1,406,944
PMC-Sierra, Inc. (b)	80,138	617,864
QLogic Corp. (b)	35,191	1,144,059
Teradyne, Inc. (b)	86,112	1,254,652
Texas Instruments, Inc.	707,641	22,694,047
Xilinx, Inc.	152,422	3,842,559

		151,590,397

Security Description	Shares	Value*

Software—3.5%
Adobe Systems, Inc. (b)	262,936	$9,718,115
Autodesk, Inc.	100,938	4,335,287
BMC Software, Inc. (b)	94,595	1,938,251
Citrix Systems, Inc. (b)	77,124	2,219,629
Computer Associates International, Inc.	200,683	5,657,254
Compuware Corp. (b)	169,446	1,519,931
Electronic Arts, Inc. (b)	131,456	6,876,463
Intuit, Inc. (b)	77,386	4,124,674
Mercury Interactive Corp. (b)	37,875	1,052,546
Microsoft Corp.	4,003,602	104,694,192
Novell, Inc. (b)	167,060	1,475,140
Oracle Corp.(b)	1,644,765	20,082,581
Parametric Technology Corp. (b)	119,093	726,467
Siebel Systems, Inc. (b)	231,393	2,448,138
Symantec Corp. (b)	472,973	8,277,027

		175,145,695

Specialty Retail—2.2%
AutoNation, Inc. (b)	79,179	1,720,560
AutoZone, Inc. (b)	24,146	2,215,395
Bed Bath & Beyond, Inc. (b)	129,828	4,693,282
Best Buy Co., Inc.	178,753	7,772,180
Circuit City Stores, Inc.	68,496	1,547,325
Limited Brands, Inc.	152,295	3,403,793
Lowe’s Cos., Inc.	341,965	22,795,387
Office Depot, Inc. (b)	135,074	4,241,323
OfficeMax, Inc.	30,963	785,222
RadioShack Corp.	58,877	1,238,183
Staples, Inc.	319,866	7,264,157
The Gap, Inc.	251,013	4,427,869
The Home Depot, Inc.	929,037	37,607,418
The Sherwin-Williams Co.	49,097	2,229,986
Tiffany & Co. (a)	62,209	2,381,983
TJX Cos., Inc.	201,478	4,680,334

		109,004,397

Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (b)	166,219	5,541,742
Jones Apparel Group, Inc.	51,092	1,569,546
Liz Claiborne, Inc.	46,641	1,670,681
NIKE, Inc. (Class B)	83,137	7,215,460
Reebok International, Ltd.	23,029	1,340,979
VF Corp.	38,898	2,152,615

		19,491,023

Thrifts & Mortgage Finance—1.5%
Countrywide Financial Corp.	261,171	8,929,437
Federal Home Loan Mortgage Corp.	302,203	19,748,966
Federal National Mortgage Association	423,304	20,661,468
North Fork Bancorp., Inc.	208,034	5,691,810
Sovereign Bancorp, Inc.	156,199	3,377,022
Washington Mutual, Inc.	431,529	18,771,512

		77,180,215

*See accompanying notes to financial statements.

MSF-158

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Tobacco—1.4%
Altria Group, Inc.	910,705	$68,047,877
UST, Inc.	71,536	2,920,815

		70,968,692

Trading Companies & Distributors—0.1%
Genuine Parts Co.	75,888	3,333,001
W.W. Grainger, Inc.	33,247	2,363,862

		5,696,863

Wireless Telecommunication Services—0.6%
Sprint Nextel Corp.	1,292,109	30,183,666

Total Common Stock (Identified Cost $4,091,613,700)		4,952,441,352

Short Term Investments—0.8%
Security Description	Face Amount	Value*

Discount Notes—0.8%
Federal Home Loan Bank 4.38%, 02/15/06	$300,000	$298,448
Federal National Mortgage Association
4.45%, 03/22/06	38,300,000	37,933,171
4.310%, 03/22/06	1,625,000	1,609,436

Total Short Term Investments (Amortized Cost $39,841,055)		39,841,055

Total Investments—99.9% (Identified Cost $4,131,454,755) (c)		4,992,282,407
Other assets less liabilities		3,195,175

Total Net Assets—100%		$4,995,477,582

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $96,233,326 and the collateral received consisted of cash in the amount of $99,430,593.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $4,139,352,031 and the composition of unrealized appreciation and depreciation of investment securities was $1,348,920,185 and $(495,989,809), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Net Unrealized Depreciation
S&P 500 Index Futures	3/16/2006	127	$40,192,560	$39,839,900	($352,660)

*See accompanying notes to financial statements.

MSF-159

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$4,992,282,407
Cash		280
Collateral for securities loaned		99,430,593
Receivable for:
Securities sold		6,205,702
Fund shares sold		5,707,354
Accrued interest and dividends		6,640,924

Total Assets		5,110,267,260
Liabilities
Payable for:
Fund shares redeemed	$7,297,998
Securities purchased	6,181,349
Futures variation margin	198,755
Return of collateral for securities loaned	99,430,593
Accrued expenses:
Management fees	1,043,872
Service and distribution fees	200,317
Other expenses	436,794

Total Liabilities		114,789,678

Net Assets		$4,995,477,582

Net assets consists of:
Capital paid in		$3,956,855,898
Undistributed net investment income		76,007,794
Accumulated net realized gains		102,138,898
Unrealized appreciation on investments and futures contracts		860,474,992

Net Assets		$4,995,477,582

Computation of offering price:
Class A
Net asset value and redemption price per share ($3,942,484,288 divided by 118,742,369 shares outstanding)		$33.20

Class B
Net asset value and redemption price per share ($765,425,121 divided by 23,616,193 shares outstanding)		$32.41

Class E
Net asset value and redemption price per share ($287,568,173 divided by 8,704,598 shares outstanding)		$33.04

Identified cost of investments		$4,131,454,755

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$89,325,048
Interest		2,821,418	(a)

		92,146,466
Expenses
Management fees	$12,246,737
Service and distribution fees—Class B	1,586,557
Service and distribution fees—Class E	429,475
Directors’ fees and expenses	22,265
Custodian	551,557
Audit and tax services	16,887
Legal	122,294
Printing	1,249,924
Insurance	97,217
Miscellaneous	78,548

Total expenses	16,401,461
Management fee waivers	(231,563)	16,169,898

Net Investment Income		75,976,568

Realized and Unrealized Gain
Realized gain on:
Investments—net	109,273,667
Futures contracts—net	4,070,363	113,344,030

Unrealized appreciation (depreciation) on:
Investments—net	36,412,698
Futures contracts—net	(3,144,310)	33,268,388

Net gain		146,612,418

Net Increase in Net Assets From Operations		$222,588,986

(a)	Includes income on securities loaned of $261,163.

See accompanying notes to financial statements.

MSF-160

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$75,976,568	$77,846,810
Net realized gain	113,344,030	45,750,907
Unrealized appreciation	33,268,388	344,502,125

Increase in net assets from operations	222,588,986	468,099,842

From Distributions to Shareholders
Net investment income
Class A	(64,940,610)	(34,642,595)
Class B	(8,290,412)	(2,286,968)
Class E	(4,221,091)	(1,628,653)

Total distributions	(77,452,113)	(38,558,216)

Increase (decrease) in net assets from capital share transactions	(91,725,843)	186,609,239

Total increase in net assets	53,411,030	616,150,865

Net Assets
Beginning of the period	4,942,066,552	4,325,915,687

End of the period	$4,995,477,582	$4,942,066,552

Undistributed Net Investment Income
End of the period	$76,007,794	$77,448,853

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	13,995,651	$448,361,856	12,154,078	$363,376,092
Reinvestments	2,143,962	64,940,610	1,153,216	34,642,595
Redemptions	(25,686,049)	(822,977,332)	(18,531,590)	(555,863,665)

Net decrease	(9,546,436)	$(309,674,866)	(5,224,296)	$(157,844,978)

Class B
Sales	11,564,331	$360,936,529	9,744,919	$286,325,159
Reinvestments	279,892	8,290,412	77,814	2,286,968
Redemptions	(4,374,267)	(137,242,753)	(2,418,420)	(70,751,599)

Net increase	7,469,956	$231,984,188	7,404,313	$217,860,528

Class E
Sales	1,020,487	$32,427,764	5,444,975	$161,207,332
Reinvestments	139,910	4,221,091	54,434	1,628,653
Redemptions	(1,589,809)	(50,684,020)	(1,216,505)	(36,242,296)

Net increase (decrease)	(429,412)	$(14,035,165)	4,282,904	$126,593,689

Increase (decrease) derived from capital share transactions	(2,505,892)	$(91,725,843)	6,462,921	$186,609,239

See accompanying notes to financial statements.

MSF-161

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$32.27	$29.45	$23.41	$30.60	$35.26

Income From Investment Operations
Net investment income	0.55	0.54	0.38	0.35	0.33
Net realized and unrealized gain (loss) of investments	0.90	2.54	6.11	(7.09)	(4.59)

Total from investment operations	1.45	3.08	6.49	(6.74)	(4.26)

Less Distributions
Distributions from net investment income	(0.52)	(0.26)	(0.45)	(0.23)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.22)	(0.31)

Total distributions	(0.52)	(0.26)	(0.45)	(0.45)	(0.40)

Net Asset Value, End of Period	$33.20	$32.27	$29.45	$23.41	$30.60

Total Return (%)	4.6	10.5	28.2	(22.3)	(12.2)
Ratio of operating expenses to average net assets (%)	0.29	0.30	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.59	1.73	1.48	1.30	1.02
Portfolio turnover rate (%)	8	3	1	7	5
Net assets, end of period (000)	$3,942,484	$4,139,893	$3,931,839	$2,725,874	$3,665,168

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$31.52	$28.80	$22.92	$30.03	$33.71

Income From Investment Operations
Net investment income	0.39	0.41	0.34	0.23	0.17
Net realized and unrealized gain (loss) of investments	0.95	2.53	5.95	(6.90)	(3.45)

Total from investment operations	1.34	2.94	6.29	(6.67)	(3.28)

Less Distributions
Distributions from net investment income	(0.45)	(0.22)	(0.41)	(0.22)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.22)	(0.31)

Total distributions	(0.45)	(0.22)	(0.41)	(0.44)	(0.40)

Net Asset Value, End of Period	$32.41	$31.52	$28.80	$22.92	$30.03

Total Return (%)	4.4	10.3	27.9	(22.5)	(9.8	)(b)
Ratio of operating expenses to average net assets (%)	0.54	0.55	0.56	0.56	0.56	(c)
Ratio of net investment income to average net assets (%)	1.36	1.59	1.24	1.17	0.83	(c)
Portfolio turnover rate (%)	8	3	1	7	5
Net assets, end of period (000)	$765,425	$508,908	$251,793	$88,517	$17,421

(a)	Commencement of operations.
(b)	Period(s) less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-162

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$32.11	$29.33	$23.34	$30.54	$33.45

Income From Investment Operations
Net investment income	0.47	0.47	0.40	0.31	0.00
Net realized and unrealized gain (loss) of investments	0.93	2.56	6.02	(7.06)	(2.91)

Total from investment operations	1.40	3.03	6.42	(6.75)	(2.91)

Less Distributions
Distributions from net investment income	(0.47)	(0.25)	(0.43)	(0.23)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.22)	0.00

Total distributions	(0.47)	(0.25)	(0.43)	(0.45)	0.00

Net Asset Value, End of Period	$33.04	$32.11	$29.33	$23.34	$30.54

Total Return (%)	4.5	10.4	28.0	(22.4)	(8.7	)(b)
Ratio of operating expenses to average net assets (%)	0.44	0.45	0.46	0.46	0.46	(c)
Ratio of net investment income to average net assets (%)	1.44	1.67	1.34	1.36	0.93	(c)
Portfolio turnover rate (%)	8	3	1	7	5
Net assets, end of period (000)	$287,568	$293,266	$142,284	$25,624	$33

(a)	Commencement of operations.
(b)	Period(s) less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-163

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—99.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.7%
Lockheed Martin Corp.	42,260	$2,689,004
United Technologies Corp.	58,630	3,278,003

		5,967,007

Air Freight & Logistics—1.0%
FedEx Corp.	11,940	1,234,477

Beverages—2.2%
PepsiCo, Inc.	32,139	1,898,772
The Coca-Cola Co.	22,590	910,603

		2,809,375

Biotechnology—4.2%
Amgen, Inc. (a)	33,460	2,638,656
Genzyme Corp. (a)	13,300	941,374
Gilead Sciences, Inc. (a)	35,150	1,849,944

		5,429,974

Building Products—0.8%
Masco Corp.	32,730	988,119

Capital Markets—3.8%
Legg Mason, Inc.	11,000	1,316,590
Lehman Brothers Holdings, Inc.	10,520	1,348,348
The Goldman Sachs Group, Inc.	16,805	2,146,167

		4,811,105

Chemicals—2.9%
Monsanto Co.	14,330	1,111,005
Praxair, Inc.	27,094	1,434,898
The Dow Chemical Co.	28,150	1,233,533

		3,779,436

Commercial Banks—3.6%
Bank of America Corp.	56,920	2,626,858
Wells Fargo & Co.	30,682	1,927,750

		4,554,608

Communications Equipment—2.5%
Cisco Systems, Inc. (a)	115,100	1,970,512
QUALCOMM, Inc.	27,510	1,185,131

		3,155,643

Computers & Peripherals—6.3%
Apple Computer, Inc. (a)	20,060	1,442,114
Dell, Inc. (a)	45,990	1,379,240
EMC Corp. (a)	217,310	2,959,762
International Business Machines Corp.	15,270	1,255,194
SanDisk Corp. (a)	17,310	1,087,414

		8,123,724

Consumer Finance—2.6%
American Express Co.	29,030	1,493,884
SLM Corp.	33,750	1,859,287

		3,353,171

Security Description	Shares	Value*

Diversified Financial Services—1.8%
JPMorgan Chase & Co.	58,850	$2,335,756

Diversified Telecommunication Services—1.0%
Amdocs, Ltd. (a)	49,060	1,349,150

Electric Utilities—1.3%
Entergy Corp.	5,330	365,905
Exelon Corp.	25,130	1,335,408

		1,701,313

Electronic Equipment & Instruments—1.3%
Samsung Electronics Co., Ltd. (U.S. Traded Shares) (144A) (GDR)	5,190	1,710,105

Energy Equipment & Services—4.0%
GlobalSantaFe Corp.	28,130	1,354,460
Halliburton Co.	7,890	488,864
Noble Corp.	25,125	1,772,317
Transocean, Inc. (a)	22,200	1,547,118

		5,162,759

Food & Staples Retailing—1.0%
Wal-Mart Stores, Inc.	26,110	1,221,948

Food Products—1.0%
Nestle S.A.(CHF)	4,424	1,320,111

Health Care Equipment & Supplies—2.6%
Boston Scientific Corp. (a)	31,930	781,966
Medtronic, Inc.	22,080	1,271,145
Zimmer Holdings, Inc. (a)	18,950	1,277,988

		3,331,099

Hotels, Restaurants & Leisure—1.9%
Carnival Corp.	27,950	1,494,487
Hilton Group, Plc.(GBP)	141,220	883,070

		2,377,557

Household Products—5.0%
Colgate-Palmolive Co.	32,350	1,774,398
Reckitt Benckiser, Plc.(GBP)	70,970	2,339,391
The Procter & Gamble Co.	40,402	2,338,468

		6,452,257

Industrial Conglomerates—2.6%
3M Co.	16,950	1,313,625
Tyco International, Ltd.	68,380	1,973,447

		3,287,072

Insurance—5.2%
ACE, Ltd.	18,820	1,005,741
American International Group, Inc.	62,981	4,297,194
Genworth Financial, Inc. (Class A)	39,270	1,357,956

		6,660,891

*See accompanying notes to financial statements.

MSF-164

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—0.5%
Yahoo!, Inc. (a)	14,920	$584,566

IT Services—0.6%
Accenture, Ltd. (Class A) (a)	25,150	726,080

Machinery—2.0%
Caterpillar, Inc.	32,540	1,879,836
Illinois Tool Works, Inc.	7,140	628,248

		2,508,084

Media—1.8%
The Walt Disney Co.	44,410	1,064,508
Viacom, Inc. (Class B)	37,921	1,236,224

		2,300,732

Multiline Retail—2.3%
Kohl’s Corp. (a)	20,630	1,002,618
Target Corp.	36,196	1,989,694

		2,992,312

Oil, Gas & Consumable Fuels—5.9%
Amerada Hess Corp.	12,080	1,531,986
BP, Plc. (ADR)	21,383	1,373,216
EnCana Corp.	19,880	897,781
EOG Resources, Inc.	22,630	1,660,363
Total S.A. (ADR)	16,380	2,070,432

		7,533,778

Pharmaceuticals—10.1%
Abbott Laboratories	52,930	2,087,030
Eli Lilly & Co.	34,570	1,956,316
Johnson & Johnson	59,871	3,598,247
Roche Holding AG(CHF)	9,730	1,460,040
Teva Pharmaceutical Industries, Ltd. (ADR)	27,410	1,178,904
Wyeth	56,915	2,622,074

		12,902,611

Semiconductors & Semiconductor Equipment—2.0%
Analog Devices, Inc.	19,660	705,204
Intel Corp.	47,770	1,192,339
Xilinx, Inc.	27,480	692,771

		2,590,314

Software—3.2%
Adobe Systems, Inc. (a)	21,440	792,422
Electronic Arts, Inc. (a)	26,480	1,385,169
Oracle Corp. (a)	153,200	1,870,572

		4,048,163

Specialty Retail—2.7%
Staples, Inc.	65,150	1,479,557
The Gap, Inc.	46,160	814,262
TJX Cos., Inc.	51,730	1,201,688

		3,495,507

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.9%
NIKE, Inc. (Class B)	13,720	$1,190,759

Tobacco—1.8%
Altria Group, Inc.	30,140	2,252,061

Wireless Telecommunication Services—1.9%
Sprint Nextel Corp.	70,210	1,640,106
Vodafone Group, Plc. (ADR)	35,949	771,825

		2,411,931

Total Common Stock (Identified Cost $111,178,016)		126,653,555

Short Term Investments—0.9%
Security Description	Face Amount	Value*

Commercial Paper—0.6%
AIG Funding, Inc. 4.000%, 01/03/06	$798,000	797,822

Discount Notes—0.3%
Federal Home Loan Bank 3.350%, 01/03/06	360,000	359,933

Total Short Term Investments (Amortized Cost $1,157,756)		1,157,756

Total Investments—99.9% (Identified Cost $112,335,772) (b)		127,811,311
Other assets less liabilities		109,393

Total Net Assets—100%		$127,920,704

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $112,490,333 and the composition of unrealized appreciation and depreciation of investment securities was $ 17,870,606 and $(2,549,628), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, the market value of 144A securities was $1,710,105, which is 1.3% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(CHF)—	Swiss Franc
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-165

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$127,811,311
Cash		210,759
Receivable for:
Securities sold		419,556
Fund shares sold		38,390
Accrued interest and dividends		110,295
Foreign taxes		5,042

Total Assets		128,595,353
Liabilities
Payable for:
Fund shares redeemed	$116,942
Securities purchased	399,564
Accrued expenses:
Management fees	82,233
Service and distribution fees	13,465
Deferred directors’ fees	13,549
Other expenses	48,896

Total Liabilities		674,649

Net Assets		$127,920,704

Net assets consists of:
Capital paid in		$122,083,566
Undistributed net investment income		389,101
Accumulated net realized losses		(10,027,166)
Unrealized appreciation on investments and foreign currency		15,475,203

Net Assets		$127,920,704

Computation of offering price:
Class A
Net asset value and redemption price per share ($55,660,236 divided by 5,691,037 shares outstanding)		$9.78

Class B
Net asset value and redemption price per share ($49,130,953 divided by 5,043,988 shares outstanding)		$9.74

Class E
Net asset value and redemption price per share ($23,129,515 divided by 2,370,066 shares outstanding)		$9.76

Identified cost of investments		$112,335,772

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$1,739,984	(a)
Interest		44,487

		1,784,471
Expenses
Management fees	$947,620
Deferred expense reimbursement	41,674
Service and distribution fees—Class B	118,984
Service and distribution fees—Class E	34,029
Directors’ fees and expenses	23,182
Custodian	108,681
Audit and tax services	13,049
Legal	3,459
Printing	31,896
Insurance	2,626
Miscellaneous	6,129

Total expenses	1,331,329
Expense reductions	(14,900)	1,316,429

Net Investment Income		468,042

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	9,835,558
Foreign currency transactions—net	(44,165)	9,791,393

Unrealized depreciation on:
Investments—net	(1,688,895)
Foreign currency transactions—net	(1,090)	(1,689,985)

Net gain		8,101,408

Net Increase in Net Assets From Operations		$8,569,450

(a)	Net of foreign taxes of $30,988.

See accompanying notes to financial statements.

MSF-166

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$468,042	$486,741
Net realized gain	9,791,393	6,930,068
Unrealized appreciation (depreciation)	(1,689,985)	8,341,490

Increase in net assets from operations	8,569,450	15,758,299

From Distributions to Shareholders
Net investment income
Class A	(253,383)	(141,044)
Class B	(94,155)	(193,282)
Class E	(66,783)	(62,600)

Total distributions	(414,321)	(396,926)

Increase (decrease) in net assets from capital share transactions	(11,367,431)	29,304,427

Total increase (decrease) in net assets	(3,212,302)	44,665,800

Net Assets
Beginning of the period	131,133,006	86,467,206

End of the period	$127,920,704	$131,133,006

Undistributed Net Investment Income
End of the period	$389,101	$394,444

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,023,500	$9,445,381	3,039,741	$24,899,646
Shares issued through acquisition	0	0	3,868,426	29,911,327
Reinvestments	28,958	253,383	16,831	141,044
Redemptions	(1,770,911)	(16,387,893)	(3,591,062)	(29,496,402)

Net increase (decrease)	(718,453)	$(6,689,129)	3,333,936	$25,455,615

Class B
Sales	580,119	$5,343,291	1,699,576	$14,179,860
Shares issued through acquisition	0	0	25,379	207,824
Reinvestments	10,785	94,155	23,120	193,282
Redemptions	(965,429)	(8,844,462)	(2,273,714)	(18,797,246)

Net decrease	(374,525)	$(3,407,016)	(525,639)	$(4,216,280)

Class E
Sales	259,460	$2,390,880	631,024	$5,210,442
Shares issued through acquisition	0	0	907,886	6,978,460
Reinvestments	7,641	66,783	7,479	62,600
Redemptions	(403,252)	(3,728,949)	(503,493)	(4,186,410)

Net increase (decrease)	(136,151)	$(1,271,286)	1,042,896	$8,065,092

Increase (decrease) derived from capital share transactions	(1,229,129)	$(11,367,431)	3,851,193	$29,304,427

See accompanying notes to financial statements.

MSF-167

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.17	$8.27	$6.81	$8.57	$10.23

Income From Investment Operations
Net investment income	0.05	0.03	0.05	0.05	0.05
Net realized and unrealized gain (loss) of investments	0.60	0.92	1.43	(1.78)	(1.67)

Total from investment operations	0.65	0.95	1.48	(1.73)	(1.62)

Less Distributions
Distributions from net investment income	(0.04)	(0.05)	(0.02)	(0.03)	(0.04)

Total distributions	(0.04)	(0.05)	(0.02)	(0.03)	(0.04)

Net Asset Value, End of Period	$9.78	$9.17	$8.27	$6.81	$8.57

Total Return (%)	7.3	11.4	21.9	(20.2)	(15.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.97	0.98	0.90	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	0.95	0.96	0.88	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.11	1.34	1.37
Ratio of net investment income to average net assets (%)	0.49	0.56	0.68	0.62	0.58
Portfolio turnover rate (%)	46	107	88	63	86
Net assets, end of period (000)	$55,660	$58,752	$25,431	$20,618	$24,506

	Class B
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$9.13	$8.24	$6.80	$8.13

Income From Investment Operations
Net investment income	0.02	0.02	0.02	0.01
Net realized and unrealized gain (loss) of investments	0.61	0.90	1.44	(1.34)

Total from investment operations	0.63	0.92	1.46	(1.33)

Less Distributions
Distributions from net investment income	(0.02)	(0.03)	(0.02)	0.00

Total distributions	(0.02)	(0.03)	(0.02)	0.00

Net Asset Value, End of Period	$9.74	$9.13	$8.24	$6.80

Total Return (%)	6.9	11.2	21.5	(16.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.18	1.22	1.23	1.15	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.17	1.20	1.21	1.13	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.36	1.59	(c)
Ratio of net investment income to average net assets (%)	0.24	0.30	0.45	0.55	(c)
Portfolio turnover rate (%)	46	107	88	63
Net assets, end of period (000)	$49,131	$49,460	$48,960	$12,365

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-168

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.15	$8.25	$6.81	$8.57	$9.56

Income From Investment Operations
Net investment income	0.03	0.03	0.03	0.04	0.01
Net realized and unrealized gain (loss) of investments	0.61	0.91	1.43	(1.77)	(1.00)

Total from investment operations	0.64	0.94	1.46	(1.73)	(0.99)

Less Distributions
Distributions from net investment income	(0.03)	(0.04)	(0.02)	(0.03)	0.00

Total distributions	(0.03)	(0.04)	(0.02)	(0.03)	0.00

Net Asset Value, End of Period	$9.76	$9.15	$8.25	$6.81	$8.57

Total Return (%)	7.1	11.3	21.5	(20.2)	(10.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.08	1.12	1.13	1.05	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.07	1.10	1.11	1.03	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.26	1.49	1.52	(c)
Ratio of net investment income to average net assets (%)	0.34	0.41	0.55	0.55	0.26	(c)
Portfolio turnover rate (%)	46	107	88	63	86
Net assets, end of period (000)	$23,130	$22,921	$12,077	$4,436	$730

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-169

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—96.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.5%
General Dynamics Corp.	17,900	$2,041,495

Airlines—0.4%
Southwest Airlines Co.	89,700	1,473,771

Beverages—0.4%
PepsiCo, Inc.	26,300	1,553,804

Biotechnology—3.2%
Amgen, Inc. (a)	79,500	6,269,370
Genentech, Inc. (a)	28,300	2,617,750
Gilead Sciences, Inc. (a)	55,200	2,905,176

		11,792,296

Capital Markets—7.4%
Ameritrade Holding Corp. (a)	70,400	1,689,600
E*TRADE Financial Corp. (a)	73,000	1,522,780
Franklin Resources, Inc.	19,100	1,795,591
Legg Mason, Inc.	17,700	2,118,513
Merrill Lynch & Co., Inc.	53,200	3,603,236
State Street Corp.	76,300	4,230,072
The Charles Schwab Corp.	189,300	2,777,031
The Goldman Sachs Group, Inc.	13,800	1,762,398
UBS AG(CHF)	83,700	7,963,698

		27,462,919

Chemicals—1.2%
Monsanto Co.	57,700	4,473,481

Commercial Banks—1.9%
Anglo Irish Bank Corp., Plc.(EUR)	214,300	3,258,050
Northern Trust Corp.	70,900	3,674,038

		6,932,088

Commercial Services & Supplies—0.8%
Cendant Corp.	164,600	2,839,350

Communications Equipment—3.4%
Cisco Systems, Inc. (a)	70,700	1,210,384
Corning, Inc. (a)	218,800	4,301,608
Juniper Networks, Inc. (a)	101,100	2,254,530
Nokia Oyj(EUR)	142,200	2,603,650
QUALCOMM, Inc.	54,400	2,343,552

		12,713,724

Computers & Peripherals—2.6%
Dell, Inc. (a)	221,000	6,627,790
EMC Corp. (a)	209,200	2,849,304

		9,477,094

Consumer Finance—3.0%
American Express Co.	123,000	6,329,580
SLM Corp.	84,400	4,649,596

		10,979,176

Security Description	Shares	Value*

Diversified Consumer Services—0.8%
Apollo Group, Inc. (Class A) (a)	51,000	$3,083,460

Diversified Financial Services—2.3%
Citigroup, Inc.	173,615	8,425,536

Diversified Telecommunication Services—1.2%
Amdocs, Ltd. (a)	77,400	2,128,500
Telus Corp.(CAD)	19,400	796,333
Telus Corp.	35,300	1,421,178

		4,346,011

Electronic Equipment & Instruments—1.0%
Garmin, Ltd.	24,900	1,652,115
Samsung Electronics Co., Ltd.(KRW)	3,440	2,214,478

		3,866,593

Energy Equipment & Services—2.5%
Baker Hughes, Inc.	59,700	3,628,566
Schlumberger, Ltd.	57,000	5,537,550

		9,166,116

Food & Staples Retailing—4.1%
Sysco Corp.	66,000	2,049,300
Wal-Mart de Mexico S.A. de CV(MXN)	128,100	711,081
Wal-Mart de Mexico S.A. de CV (ADR)	20,700	1,148,092
Wal-Mart Stores, Inc.	188,100	8,803,080
Walgreen Co.	54,600	2,416,596

		15,128,149

Health Care Equipment & Supplies—2.3%
Medtronic, Inc.	66,900	3,851,433
St. Jude Medical, Inc. (a)	23,600	1,184,720
Stryker Corp.	38,200	1,697,226
Zimmer Holdings, Inc. (a)	29,300	1,975,992

		8,709,371

Health Care Providers & Services—5.7%
Caremark Rx, Inc. (a)	70,900	3,671,911
Humana, Inc. (a)	13,700	744,321
Quest Diagnostics, Inc.	63,400	3,263,832
UnitedHealth Group, Inc.	150,600	9,358,284
WellPoint, Inc. (a)	49,600	3,957,584

		20,995,932

Hotels, Restaurants & Leisure—2.9%
Carnival Corp.	77,800	4,159,966
International Game Technology	86,400	2,659,392
MGM Mirage, Inc. (a)	17,800	652,726
Wynn Resorts, Ltd. (a)	57,500	3,153,875

		10,625,959

Household Durables—1.0%
Harman International Industries, Inc.	26,200	2,563,670
Lennar Corp. (Class A)	17,000	1,037,340

		3,601,010

*See accompanying notes to financial statements.

MSF-170

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Household Products—1.4%
Reckitt Benckiser, Plc.(GBP)	50,381	$1,660,714
The Procter & Gamble Co.	62,205	3,600,426

		5,261,140

Industrial Conglomerates—4.1%
General Electric Co.	387,700	13,588,885
Tyco International, Ltd.	59,000	1,702,740

		15,291,625

Insurance—4.3%
American International Group, Inc.	123,800	8,446,874
Genworth Financial, Inc. (Class A)	43,800	1,514,604
Marsh & McLennan Cos., Inc.	72,000	2,286,720
The Hartford Financial Services Group, Inc.	43,400	3,727,626

		15,975,824

Internet Software & Services—1.8%
Google, Inc. (Class A) (a)	7,400	3,069,964
Yahoo!, Inc. (a)	90,800	3,557,544

		6,627,508

IT Services—4.4%
Accenture, Ltd. (Class A) (a)	226,100	6,527,507
Affiliated Computer Services, Inc. (Class A) (a)	27,100	1,603,778
Automatic Data Processing, Inc.	90,700	4,162,223
First Data Corp.	91,200	3,922,512

		16,216,020

Machinery—2.4%
Danaher Corp.	112,900	6,297,562
Deere & Co.	38,400	2,615,424

		8,912,986

Media—4.8%
Comcast Corp. (Special Class A) (a)	77,100	1,980,699
Discovery Holding Co. (Class A) (a)	60,541	917,196
Liberty Media Corp. (Class A) (a)	522,512	4,112,170
News Corp. (Class A)	163,300	2,539,315
Rogers Communications, Inc. (Class B)	66,700	2,818,742
Time Warner, Inc.	119,000	2,075,360
Univision Communications, Inc. (Class A) (a)	109,600	3,221,144

		17,664,626

Metals & Mining—1.0%
BHP Billiton, Ltd.(AUD)	220,300	3,685,301

Multiline Retail—2.1%
Kohl’s Corp. (a)	103,400	5,025,240
Target Corp.	47,200	2,594,584

		7,619,824

Oil, Gas & Consumable Fuels—2.8%
Exxon Mobil Corp.	58,216	3,269,993
Murphy Oil Corp.	50,300	2,715,697
Total S.A.(EUR)	17,900	4,506,192

		10,491,882

Security Description	Shares	Value*

Pharmaceuticals—3.5%
Johnson & Johnson	42,400	$2,548,240
Novartis AG(CHF)	79,500	4,171,993
Pfizer, Inc.	113,263	2,641,293
Roche Holding AG(CHF)	14,600	2,190,809
Sepracor, Inc. (a)	28,900	1,491,240

		13,043,575

Semiconductors & Semiconductor Equipment—4.7%
Analog Devices, Inc.	120,700	4,329,509
Intel Corp.	195,000	4,867,200
Marvell Technology Group, Ltd. (a)	40,300	2,260,427
Maxim Integrated Products, Inc.	89,800	3,254,352
Xilinx, Inc.	113,300	2,856,293

		17,567,781

Software—4.2%
Electronic Arts, Inc. (a)	22,400	1,171,744
Microsoft Corp.	429,400	11,228,810
Oracle Corp. (a)	267,700	3,268,617

		15,669,171

Specialty Retail—2.7%
Best Buy Co., Inc.	40,900	1,778,332
Industria de Diseno Textil S.A.(EUR)	43,500	1,419,084
PETsMART, Inc.	106,200	2,725,092
The Home Depot, Inc.	103,550	4,191,704

		10,114,212

Textiles, Apparel & Luxury Goods—0.9%
NIKE, Inc. (Class B)	39,800	3,454,242

Thrifts & Mortgage Finance—0.5%
Countrywide Financial Corp.	56,700	1,938,573

Wireless Telecommunication Services—2.3%
América Movil S.A. de C.V. (ADR)	110,300	3,227,378
Crown Castle International Corp. (a)	91,200	2,454,192
Sprint Nextel Corp.	79,993	1,868,636
Vodafone Group, Plc.(GBP)	380,483	820,741

		8,370,947

Total Common Stock (Identified Cost $311,391,219)		357,592,572

Short Term Investments—3.8%

Mutual Funds—3.8%
T. Rowe Price Reserve Investment Fund	14,024,103	14,024,103

Total Short Term Investments (Identified Cost $14,024,103)		14,024,103

Total Investments 100.3% (Identified Cost $325,415,322) (b)		371,616,675
Liabilities in excess of other assets		(954,757)

Total Net Assets—100%		$370,661,918

*See accompanying notes to financial statements.

MSF-171

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $326,612,121 and the composition of unrealized appreciation and (depreciation) of investment securities was $51,575,183 and ($6,570,629), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(KRW)—	South Korean Won
(MXN)—	Mexican Peso

See accompanying notes to financial statements.

MSF-172

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$371,616,675
Foreign cash at value		3
Receivable for:
Fund shares sold		584,078
Accrued interest and dividends		424,914
Foreign taxes		25,341

Total Assets		372,651,011
Liabilities
Payable for:
Fund shares redeemed	$659,690
Securities purchased	1,036,696
Withholding taxes	2,579
Accrued expenses:
Management fees	186,828
Service and distribution fees	26,225
Other expenses	77,075

Total Liabilities		1,989,093

Net Assets		$370,661,918

Net assets consists of:
Capital paid in		$349,343,224
Undistributed net investment income		1,080,212
Accumulated net realized losses		(25,959,921)
Unrealized appreciation on investments and foreign currency		46,198,403

Net Assets		$370,661,918

Computation of offering price:
Class A
Net asset value and redemption price per share ($235,513,100 divided by 17,402,205 shares outstanding)		$13.53

Class B
Net asset value and redemption price per share ($106,180,510 divided by 7,881,242 shares outstanding)		$13.47

Class E
Net asset value and redemption price per share ($28,968,308 divided by 2,147,312 shares outstanding)		$13.49

Identified cost of investments		$325,415,322

Identified cost of foreign cash		$4

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$3,264,098	(a)
Interest		284,508

		3,548,606
Expenses
Management fees	$1,887,862
Service and distribution fees—Class B	194,134
Service and distribution fees—Class E	41,720
Directors’ fees and expenses	22,264
Custodian	196,812
Audit and tax services	20,509
Legal	8,251
Printing	77,055
Insurance	5,556
Miscellaneous	5,413

Total expenses	2,459,576
Expense reductions	(22,998)
Management fee waivers	(30,326)	2,406,252

Net Investment Income		1,142,354

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	13,394,709
Foreign currency transactions—net	(27,923)	13,366,786

Unrealized appreciation (depreciation) on:
Investments—net	7,869,009
Foreign currency transactions—net	(5,242)	7,863,767

Net gain		21,230,553

Net Increase in Net Assets From Operations		$22,372,907

(a)	Net of foreign taxes of $72,214.

See accompanying notes to financial statements.

MSF-173

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$1,142,354	$1,538,544
Net realized gain	13,366,786	10,665,438
Unrealized appreciation	7,863,767	12,684,727

Increase in net assets from operations	22,372,907	24,888,709

From Distributions to Shareholders
Net investment income
Class A	(1,114,593)	(359,930)
Class B	(257,787)	(327)
Class E	(115,166)	(32,729)

Total distributions	(1,487,546)	(392,986)

Increase in net assets from capital share transactions	74,567,333	61,427,591

Total increase in net assets	95,452,694	85,923,314

Net Assets
Beginning of the period	275,209,224	189,285,910

End of the period	$370,661,918	$275,209,224

Undistributed Net Investment Income
End of the period	$1,080,212	$1,476,325

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	5,063,456	$65,065,629	4,003,954	$46,763,659
Reinvestments	94,217	1,114,593	30,019	359,930
Redemptions	(3,331,873)	(42,272,321)	(3,260,041)	(38,718,159)

Net increase	1,825,800	$23,907,901	773,932	$8,405,430

Class B
Sales	4,676,569	$58,967,959	4,033,414	$47,078,473
Reinvestments	21,846	257,787	27	327
Redemptions	(665,744)	(8,461,504)	(212,841)	(2,504,391)

Net increase	4,032,671	$50,764,242	3,820,600	$44,574,409

Class E
Sales	391,640	$4,922,562	1,123,710	$13,226,374
Reinvestments	9,752	115,166	2,737	32,729
Redemptions	(402,094)	(5,142,538)	(411,668)	(4,811,351)

Net increase (decrease)	(702)	$(104,810)	714,779	$8,447,752

Increase derived from capital share transactions	5,857,769	$74,567,333	5,309,311	$61,427,591

See accompanying notes to financial statements.

MSF-174

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.77	$11.64	$8.91	$11.64	$12.93

Income From Investment Operations
Net investment income	0.05	0.08	0.03	0.02	0.03
Net realized and unrealized gain (loss) of investments	0.78	1.07	2.71	(2.72)	(1.31)

Total from investment operations	0.83	1.15	2.74	(2.70)	(1.28)

Less Distributions
Distributions from net investment income	(0.07)	(0.02)	(0.01)	(0.03)	(0.01)

Total distributions	(0.07)	(0.02)	(0.01)	(0.03)	(0.01)

Net Asset Value, End of Period	$13.53	$12.77	$11.64	$8.91	$11.64

Total Return (%)	6.6	9.9	30.8	(23.2)	(9.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.74	0.79	0.77	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.70	0.73	0.77	0.76	0.75
Ratio of net investment income to average net assets (%)	0.44	0.68	0.28	0.22	0.27
Portfolio turnover rate (%)	35	37	37	49	67
Net assets, end of period (000)	$235,513	$198,913	$172,315	$127,939	$173,218

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.72	$11.60	$8.88	$8.96

Income From Investment Operations
Net investment income	0.01	0.05	0.01	0.00
Net realized and unrealized gain (loss) of investments	0.79	1.08	2.72	(0.08)

Total from investment operations	0.80	1.13	2.73	(0.08)

Less Distributions
Distributions from net investment income	(0.05)	(0.01)	(0.01)	0.00

Total distributions	(0.05)	(0.01)	(0.01)	0.00

Net Asset Value, End of Period	$13.47	$12.72	$11.60	$8.88

Total Return (%)	6.3	9.7	30.8	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.99	1.04	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.95	0.98	1.02	1.01	(c)
Ratio of net investment income to average net assets (%)	0.20	0.93	0.06	0.00	(c)
Portfolio turnover rate (%)	35	37	37	49
Net assets, end of period (000)	$106,181	$48,955	$325	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-175

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.73	$11.61	$8.90	$11.63	$12.32

Income From Investment Operations
Net investment income	0.04	0.06	0.01	0.03	0.00
Net realized and unrealized gain (loss) of investments	0.77	1.08	2.71	(2.73)	(0.69)

Total from investment operations	0.81	1.14	2.72	(2.70)	(0.69)

Less Distributions
Distributions from net investment income	(0.05)	(0.02)	(0.01)	(0.03)	0.00

Total distributions	(0.05)	(0.02)	(0.01)	(0.03)	0.00

Net Asset Value, End of Period	$13.49	$12.73	$11.61	$8.90	$11.63

Total Return (%)	6.4	9.8	30.6	(23.3)	(5.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	0.89	0.94	0.92	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.85	0.88	0.92	0.91	0.90	(c)
Ratio of net investment income to average net assets (%)	0.29	0.56	0.14	0.07	0.75	(c)
Portfolio turnover rate (%)	35	37	37	49	67
Net assets, end of period (000)	$28,968	$27,341	$16,646	$3,119	$23

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-176

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of December 31, 2005

Mutual Funds—100.0% of Total Net Assets

Security Description	Shares	Value*

Investment Companies—100.0%
Metropolitan Series Fund, Inc., Capital Guardian U.S. Equity Portfolio, (Class A)	26,996,764	$332,870,104
Metropolitan Series Fund, Inc., FI Value Leaders Portfolio, (Class A)	1,726,138	333,282,659
Metropolitan Series Fund, Inc., Jennison Growth Portfolio, (Class A)	26,723,798	330,840,614

Total Common Stock (Identified Cost $787,742,326)		996,993,377

Total Investments—100.0% (Identified Cost $787,742,326) (a)		996,993,377
Liabilities in excess of other assets		(138,704)

Total Net Assets—100%		$996,854,673

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $799,104,449 and the composition of unrealized appreciation of investment securities was $197,888,928.

*See accompanying notes to financial statements.

MSF-177

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$996,993,377
Receivable for:
Securities sold		837,617
Fund shares sold		297,598

Total Assets		998,128,592
Liabilities
Payable for:
Fund shares redeemed	$1,135,215
Accrued expenses:
Deferred directors’ fees	120,122
Other expenses	18,582

Total Liabilities		1,273,919

Net Assets		$996,854,673

Net assets consists of:
Capital paid in		$921,625,792
Undistributed net investment income		5,093,493
Accumulated net realized losses		(139,115,663)
Unrealized appreciation on investments		209,251,051

Net Assets		$996,854,673

Computation of offering price:
Net asset value and redemption price per share ($996,854,673 divided by 2,392,396 shares outstanding)		$416.68

Identified cost of investments		$787,742,326

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends from underlying portfolios		$5,231,919

Expenses
Directors’ fees and expenses	11,545
Custodian	20,335
Audit and tax services	21,612
Legal	23,985
Miscellaneous	4,817

Total expenses		82,294

Net Investment Income		5,149,625

Realized and Unrealized Gain
Realized gain on:
Investments—net		22,293,595
Unrealized appreciation on:
Investments—net		66,442,705

Net gain		88,736,300

Net Increase in Net Assets From Operations		$93,885,925

See accompanying notes to financial statements.

MSF-178

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$5,149,625	$9,094,173
Net realized gain	22,293,595	10,642,133
Unrealized appreciation	66,442,705	84,922,832

Increase in net assets from operations	93,885,925	104,659,138

From Distributions to Shareholders
Net investment income	(9,105,003)	(4,637,824)

Total distributions	(9,105,003)	(4,637,824)

Decrease in net assets from capital share transactions	(117,309,190)	(113,621,579)

Total (decrease) in net assets	(32,528,268)	(13,600,265)

Net Assets
Beginning of the period	1,029,382,941	1,042,983,206

End of the period	$996,854,673	$1,029,382,941

Undistributed Net Investment Income
End of the period	$5,093,493	$9,048,871

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Sales	291,246	$112,602,224	330,042	$116,072,361
Reinvestments	25,337	9,105,003	13,106	4,637,824
Redemptions	(619,086)	(239,016,417)	(665,411)	(234,331,764)

Net increase (decrease)	(302,503)	$(117,309,190)	(322,263)	$(113,621,579)

See accompanying notes to financial statements.

MSF-179

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights

	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$381.97	$345.68	$263.54	$338.82	$411.89

Income From Investment Operations
Net investment income	2.29	3.44	1.57	0.79	1.37
Net realized and unrealized gain (loss) of investments	35.94	34.45	81.36	(75.01)	(68.85)

Total from investment operations	38.23	37.89	82.93	(74.22)	(67.48)

Less Distributions
Distributions from net investment income	(3.52)	(1.60)	(0.79)	(1.06)	(5.59)

Total distributions	(3.52)	(1.60)	(0.79)	(1.06)	(5.59)

Net Asset Value, End of Period	$416.68	$381.97	$345.68	$263.54	$338.82

Total Return (%)	10.2	11.0	31.5	(22.0)	(16.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.01 (a)	0.01 (a)	0.01 (a)	0.26	0.69
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.01	0.01	0.01	0.25	0.68
Ratio of net investment income to average net assets (%)	0.52	0.91	0.50	0.23	0.33
Portfolio turnover rate (%)	5	4	6	302	245
Net assets, end of period (000)	$996,855	$1,029,383	$1,042,983	$888,712	$1,310,358

(a)	The Ratio of operating expenses does not include expenses of investment companies in which the portfolio invests.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses

See accompanying notes to financial statements.

MSF-180

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—98.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
Alliant Techsystems, Inc. (a) (b)	202,100	$15,393,957

Biotechnology—2.6%
Cephalon, Inc. (a) (b)	211,000	13,660,140
Charles River Laboratories International, Inc. (b)	92,500	3,919,225
Martek Biosciences Corp. (a) (b)	299,400	7,368,234

		24,947,599

Building Products—1.0%
Lennox International, Inc. (a)	335,000	9,447,000

Capital Markets—1.8%
Nuveen Investments, Inc. (Class A) (a)	172,500	7,351,950
T. Rowe Price Group, Inc.	143,300	10,321,899

		17,673,849

Chemicals—2.5%
Air Products & Chemicals, Inc.	161,500	9,559,185
Airgas, Inc. (a)	432,300	14,222,670

		23,781,855

Commercial Services & Supplies—7.5%
Alliance Data Systems Co. (a) (b)	264,200	9,405,520
Ceridian Corp. (b)	897,700	22,307,845
ChoicePoint, Inc. (b)	226,300	10,072,613
Cogent, Inc. (a) (b)	322,400	7,312,032
Stericycle, Inc. (a) (b)	161,400	9,503,232
The Corporate Executive Board Co.	154,300	13,840,710

		72,441,952

Communications Equipment—5.5%
ADTRAN, Inc.	407,600	12,122,024
Comverse Technology, Inc. (b)	357,900	9,516,561
Foundry Networks, Inc. (a) (b)	526,100	7,265,441
Harris Corp.	346,300	14,894,363
Polycom, Inc. (b)	637,600	9,755,280

		53,553,669

Computers & Peripherals—2.3%
Avid Technology, Inc. (a) (b)	405,900	22,227,084

Containers & Packaging—0.6%
Owens-Illinois, Inc. (b)	297,600	6,261,504

Diversified Consumer Services—1.0%
Laureate Education, Inc. (a) (b)	191,400	10,050,414

Diversified Telecommunication Services—1.7%
Amdocs, Ltd. (b)	602,300	16,563,250

Electronic Equipment & Instruments—2.4%
Amphenol Corp. (Class A) (a)	337,100	14,920,046
Ingram Micro, Inc.	398,600	7,944,098

		22,864,144

Security Description	Shares	Value*

Energy Equipment & Services—4.1%
ESCO International, Inc.	372,000	$16,498,200
Grant Prideco, Inc. (b)	114,800	5,064,976
Noble Corp.	147,800	10,425,812
Stolt Offshore S.A. (ADR) (a)	638,200	7,441,412

		39,430,400

Gas Utilities—0.2%
CNX Gas Corp. (144A)	77,500	1,627,500

Health Care Equipment & Supplies—5.0%
Cytyc Corp. (a) (b)	430,100	12,141,723
Fisher Scientific International, Inc. (b)	180,300	11,153,358
Kinetic Concepts, Inc. (b)	234,800	9,335,648
Varian Medical Systems, Inc. (b)	313,500	15,781,590

		48,412,319

Health Care Providers & Services—8.6%
Caremark Rx, Inc. (b)	284,900	14,754,971
Community Health Systems, Inc. (b)	474,800	18,203,832
Coventry Health Care, Inc. (b)	206,700	11,773,632
Omnicare, Inc.	225,400	12,897,388
Triad Hospitals, Inc. (b)	205,700	8,069,611
WellPoint, Inc. (b)	225,500	17,992,645

		83,692,079

Hotels, Restaurants & Leisure—4.5%
GTECH Holdings Corp.	280,300	8,896,722
Marriott International, Inc. (Class A)	75,700	5,069,629
Orient-Express Hotels, Ltd. (Class A) (a)	356,000	11,221,120
Ruby Tuesday, Inc. (a)	521,400	13,499,046
Starwood Hotels & Resorts Worldwide, Inc. (Class B)	81,200	5,185,432

		43,871,949

Insurance—2.6%
AXIS Capital Holdings Ltd. (a)	323,000	10,103,440
Endurance Specialty Holdings, Ltd.	409,500	14,680,575

		24,784,015

Internet Software & Services—1.1%
Akamai Technologies, Inc. (a)	549,100	10,943,563

IT Services—2.3%
CACI International, Inc. (Class A) (b)	172,500	9,898,050
NAVTEQ, Inc. (a) (b)	278,500	12,217,795

		22,115,845

Leisure Equipment & Products—0.5%
Marvel Entertainment, Inc. (a)	297,400	4,871,412

Machinery—0.9%
IDEX Corp.	223,300	9,179,863

*See accompanying notes to financial statements.

MSF-181

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Media—3.6%
CKX, Inc. (a)	641,800	$8,343,400
Getty Images, Inc. (a) (b)	81,500	7,275,505
Univision Communications, Inc. (Class A) (b)	396,700	11,659,013
XM Satellite Radio Holdings, Inc. (a) (b)	279,000	7,611,120

		34,889,038

Metals & Mining—3.6%
CONSOL Energy, Inc. (a) (b)	396,200	25,824,316
Massey Energy Co. (a)	234,300	8,872,941

		34,697,257

Oil, Gas & Consumable Fuels—5.1%
Amerada Hess Corp.	37,800	4,793,796
EOG Resources, Inc.	271,200	19,897,944
Newfield Expolration Co. (b)	491,200	24,594,384

		49,286,124

Pharmaceuticals—4.7%
Endo Pharmaceuticals Holdings	422,500	12,784,850
Medco Health Solutions, Inc. (b)	243,500	13,587,300
Shire Pharmaceuticals Group, Plc. (ADR) (a)	499,600	19,379,484

		45,751,634

Road & Rail—1.1%
Landstar System, Inc.	246,300	10,280,562

Semiconductors & Semiconductor Equipment— 4.8%
Analog Devices, Inc.	322,400	11,564,488
Freescale Semiconductor, Inc. (Class B) (b)	543,300	13,674,861
Lam Research Corp. (b)	332,300	11,856,464
Linear Technology Corp.	249,700	9,006,679

		46,102,492

Software—2.1%
Adobe Systems, Inc. (b)	378,200	13,978,272
Verifone Holdings, Inc. (a)	234,000	5,920,200

		19,898,472

Specialty Retail—6.5%
Bed Bath & Beyond, Inc. (b)	177,200	6,405,780
Chico’s FAS, Inc. (b)	252,900	11,109,897
Staples, Inc.	513,649	11,664,969
TJX Cos., Inc.	547,900	12,727,717
Williams-Sonoma, Inc. (b)	483,500	20,863,025

		62,771,388

Textiles, Apparel & Luxury Goods—0.8%
The Warnaco Group, Inc. (a) (b)	304,500	8,136,240

Trading Companies & Distributors—1.6%
MSC Industrial Direct Co. (Class A) (a)	383,600	15,428,392

Security Description	Shares	Value*

Wireless Telecommunication Services—4.4%
American Tower Corp. (Class A) (b)	773,800	$20,969,980
Nextel Partners, Inc. (Class A) (a) (b)	569,000	15,897,860
Syniverse Holdings, Inc. (a)	297,500	6,217,750

		43,085,590

Total Common Stock (Identified Cost $766,770,941)		954,462,411

Short Term Investments—1.6%
Security Description	Face Amount	Value*

Discount Notes—1.6%
Federal Home Loan Bank 3.250%, 01/03/06	$15,200,000	15,197,255

Total Short Term Investments (Amortized Cost $15,197,255)		15,197,255

Total Investments—100.2% (Identified Cost $781,968,196)		969,659,666
Liabilities in excess of other assets		(1,694,742)

Total Net Assets—100%		$967,964,924

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $136,320,911 and the collateral received consisted of cash in the amount of $140,053,764.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $782,798,440 and the composition of unrealized appreciation and depreciation of investment securities was $203,573,363 and $(16,712,137), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, the market value of 144A securities was $1,627,500, which is 0.17% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-182

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$969,659,666
Cash		10,958
Collateral for securities loaned		140,053,764
Receivable for:
Fund shares sold		442,668
Accrued interest and dividends		290,380

Total Assets		1,110,457,436
Liabilities
Payable for:
Fund shares redeemed	$1,707,684
Return of collateral for securities loaned	140,053,764
Accrued expenses:
Management fees	602,832
Service and distribution fees	4,716
Other expenses	123,516

Total Liabilities		142,492,512

Net Assets		$967,964,924

Net assets consists of:
Capital paid in		$1,090,190,472
Accumulated net realized losses		(309,917,018)
Unrealized appreciation on investments		187,691,470

Net Assets		$967,964,924

Computation of offering price:
Class A
Net asset value and redemption price per share ($938,549,972 divided by 41,805,176 shares outstanding)		$22.45

Class B
Net asset value and redemption price per share ($11,761,462 divided by 547,357 shares outstanding)		$21.49

Class E
Net asset value and redemption price per share ($17,653,490 divided by 790,650 shares outstanding)		$22.33

Identified cost of investments		$781,968,196

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$3,487,046	(a)
Interest		639,230	(b)

		4,126,276
Expenses
Management fees	$6,869,382
Service and distribution fees—Class B	18,945
Service and distribution fees—Class E	25,571
Directors’ fees and expenses	22,257
Custodian	210,085
Audit and tax services	23,319
Legal	35,056
Printing	243,535
Insurance	19,508
Miscellaneous	13,408

Total expenses	7,481,066
Expense reductions	(216,101)	7,264,965

Net Investment Loss		(3,138,689)

Realized and Unrealized Gain
Realized gain on:
Investments—net		98,876,010
Unrealized appreciation on:
Investments—net		41,184

Net gain		98,917,194

Net Increase in Net Assets From Operations		$95,778,505

(a)	Net of foreign taxes of $5,361.
(b)	Includes income on securities loaned of $101,644.

See accompanying notes to financial statements.

MSF-183

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment loss	$(3,138,689)	$(3,534,126)
Net realized gain	98,876,010	130,549,598
Unrealized appreciation (depreciation)	41,184	(13,231,417)

Increase in net assets from operations	95,778,505	113,784,055

Decrease in net assets from capital share transactions	(104,607,222)	(75,173,373)

Total increase (decrease) in net assets	(8,828,717)	38,610,682

Net Assets
Beginning of the period	976,793,641	938,182,959

End of the period	$967,964,924	$976,793,641

Undistributed Net Investment Income
End of the period	$0	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,771,433	$57,684,339	1,487,380	$27,187,174
Redemptions	(8,040,608)	(166,999,995)	(6,050,901)	(110,829,555)

Net decrease	(5,269,175)	$(109,315,654)	(4,563,521)	$(83,642,381)

Class B
Sales	441,418	$8,839,793	226,300	$3,970,375
Redemptions	(108,065)	(2,196,074)	(12,296)	(212,475)

Net increase	333,353	$6,643,719	214,004	$3,757,900

Class E
Sales	164,891	$3,439,010	582,858	$10,654,247
Redemptions	(260,008)	(5,374,295)	(327,422)	(5,943,139)

Net increase (decrease)	(95,117)	$(1,935,285)	255,436	$4,711,107

Decrease derived from capital share transactions	(5,030,939)	$(104,607,222)	(4,094,081)	$(75,173,373)

See accompanying notes to financial statements.

MSF-184

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.28	$17.95	$12.75	$17.88	$31.59

Income From Investment Operations
Net investment loss	(0.07)	(0.07)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gain (loss) of investments	2.24	2.40	5.26	(5.10)	(6.73)

Total from investment operations	2.17	2.33	5.20	(5.13)	(6.75)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(6.95)

Total distributions	0.00	0.00	0.00	0.00	(6.96)

Net Asset Value, End of Period	$22.45	$20.28	$17.95	$12.75	$17.88

Total Return (%)	10.7	13.0	40.8	(28.7)	(23.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.79	0.81	0.79	0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	0.78	0.79	0.77	0.76
Ratio of net investment loss to average net assets (%)	(0.33)	(0.38)	(0.38)	(0.18)	(0.11)
Portfolio turnover rate (%)	71	95	98	134	150
Net assets, end of period (000)	$938,550	$954,736	$926,897	$687,325	$1,069,246

	Class B
	Year ended December 31,	April 26, 2004(a) through December 31, 2004
	2005
Net Asset Value, Beginning of Period	$19.46	$18.12

Income From Investment Operations
Net investment income (loss)	(0.08)	(0.03)
Net realized and unrealized gain of investments	2.11	1.37

Total from investment operations	2.03	1.34

Net Asset Value, End of Period	$21.49	$19.46

Total Return (%)	10.4	7.4	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.03	(c)
Ratio of net investment loss to average net assets (%)	(0.56)	(0.56	)(c)
Portfolio turnover rate (%)	71	95
Net assets, end of period (000)	$11,761	$4,165

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-185

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.20	$17.90	$12.74	$17.88	$20.66

Income From Investment Operations
Net investment loss	(0.11)	(0.09)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss) of investments	2.24	2.39	5.20	(5.13)	(2.76)

Total from investment operations	2.13	2.30	5.16	(5.14)	(2.78)

Net Asset Value, End of Period	$22.33	$20.20	$17.90	$12.74	$17.88

Total Return (%)	10.5	12.8	40.6	(28.8)	(13.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.94	0.96	0.94	0.92	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	0.93	0.94	0.92	0.91	(c)
Ratio of net investment loss to average net assets (%)	(0.48)	(0.52)	(0.52)	(0.24)	(0.12	)(c)
Portfolio turnover rate (%)	71	95	98	134	150
Net assets, end of period (000)	$17,653	$17,893	$11,286	$1,361	$0.1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-186

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—99.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.9%
Argon, Inc. (a) (b)	146,518	$4,539,128
Empresa Brasileira de Aeronautica S.A. (ADR) (a)	574,900	22,478,590
Essex Corp. (a) (b)	162,200	2,765,510

		29,783,228

Airlines—0.7%
US Airways Group, Inc. (a)	189,200	7,026,888

Beverages—1.5%
Molson Coors Brewing Co. (a)	222,500	14,905,275

Biotechnology—2.1%
Neurocrine Biosciences, Inc. (a) (b)	252,362	15,830,668
Viropharma Inc. (a) (b)	291,625	5,409,644

		21,240,312

Capital Markets—1.2%
Greenhill & Co., Inc. (a)	165,600	9,300,096
IntercontinentalExchange, Inc. (b)	70,600	2,566,310

		11,866,406

Chemicals—5.3%
Ashland, Inc. (a)	227,500	13,172,250
Mosaic Co. (a) (b)	823,300	12,044,879
Potash Corp. of Saskatchewan, Inc.	248,730	19,953,120
Potash Corp. of Saskatchewan, Inc. (CAD)	100,770	8,046,389

		53,216,638

Commercial Services & Supplies—0.7%
Global Cash Access, Inc. (b)	419,500	6,120,505
Wright Express Corp. (a) (b)	63,700	1,401,400

		7,521,905

Communications Equipment—6.6%
Andrew Corp. (a) (b)	543,800	5,834,974
Comverse Technology, Inc. (a) (b)	316,400	8,413,076
Harris Corp.	261,100	11,229,911
Nice Systems Ltd. (ADR) (b)	77,700	3,742,032
Nokia Corp. (ADR)	1,479,900	27,082,170
Research In Motion, Ltd. (a) (b)	152,408	10,060,452

		66,362,615

Computers & Peripherals—1.4%
NCR Corp. (b)	277,700	9,425,138
Network Appliance, Inc. (a) (b)	181,897	4,911,219

		14,336,357

Construction & Engineering—1.7%
Fluor Corp.	216,700	16,742,242

Construction Materials—1.4%
Texas Industries, Inc. (a)	281,900	14,049,896

Containers & Packaging—1.4%
Pactiv Corp. (b)	642,432	14,133,504

Security Description	Shares	Value*

Diversified Consumer Services—1.1%
DeVry, Inc. (a) (b)	135,700	$2,714,000
Universal Technical Institute, Inc. (a) (b)	270,000	8,353,800

		11,067,800

Diversified Financial Services—0.7%
Lazard, Ltd. (a) (b)	232,600	7,419,940

Diversified Telecommunication Services—3.4%
Citizens Communications Co. (a)	890,290	10,888,247
Philippine Long Distance Telephone Co. (ADR) (a) (b)	395,200	13,255,008
PT Indosat Tbk (ADR) (a)	239,400	6,964,146
Qwest Communications International, Inc. (a) (b)	513,400	2,900,710

		34,008,111

Electronic Equipment & Instruments—1.3%
Symbol Technologies, Inc. (a)	996,899	12,780,245

Energy Equipment & Services—3.6%
National-Oilwell Varco, Inc. (a) (b)	317,546	19,910,134
Seacor Smit, Inc. (a) (b)	173,200	11,794,920
Weatherford International, Ltd. (b)	128,316	4,645,039

		36,350,093

Food & Staples Retailing—3.0%
Safeway, Inc. (a) (b)	1,296,110	30,665,963

Health Care Equipment & Supplies—2.3%
Cytyc Corp. (a) (b)	789,573	22,289,646
INAMED Corp. (b)	9,500	832,960

		23,122,606

Health Care Providers & Services—0.5%
Service Corp. International (a)	563,600	4,610,248

Hotels, Restaurants & Leisure—4.3%
Harrah’s Entertainment, Inc.	14,200	1,012,318
International Game Technology (a)	332,100	10,222,038
Las Vegas Sands Corp. (a) (b)	188,714	7,448,542
Royal Caribbean Cruises, Ltd. (a)	168,700	7,601,622
Sportingbet, Plc. (GBP)	784,334	4,634,570
Wynn Resorts, Ltd. (a) (b)	224,311	12,303,458

		43,222,548

Household Durables—8.2%
Harman International Industries, Inc. (a)	797,599	78,045,062
Knoll, Inc. (a) (b)	274,800	4,701,828

		82,746,890

Independent Power Producers & Energy Traders—1.2%
NRG Energy, Inc. (a) (b)	255,900	12,058,008

Internet & Catalog Retail—1.5%
eBay, Inc. (b)	345,800	14,955,850

*See accompanying notes to financial statements.

MSF-187

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—2.8%
Arbinet Thexchange, Inc.	250,000	$1,752,500
Google, Inc. (Class A) (b)	36,900	15,308,334
Openwave Systems, Inc. (a) (b)	364,353	6,365,247
Yahoo!, Inc. (b)	126,100	4,940,598

		28,366,679

IT Services—1.8%
First Data Corp.	426,700	18,352,367

Leisure Equipment & Products—1.9%
Eastman Kodak Co. (a)	815,070	19,072,638

Machinery—1.4%
Flowserve Corp. (a) (b)	362,800	14,352,368

Marine—1.1%
Diana Shipping, Inc. (a)	424,500	5,459,070
DryShips, Inc. (a) (b)	150,900	1,843,983
Horizon Lines, Inc. (a)	280,200	3,398,826

		10,701,879

Media—4.7%
EchoStar Communications Corp. (Class A)	748,275	20,330,632
Getty Images, Inc. (a) (b)	137,700	12,292,479
Salem Communications Corp. (Class A) (b)	121,295	2,121,449
The Walt Disney Co.	544,030	13,040,399

		47,784,959

Metals & Mining—1.7%
Novelis, Inc.	371,562	7,761,930
Novelis, Inc. (CAD)	459,900	9,620,448

		17,382,378

Oil, Gas & Consumable Fuels—5.6%
Goodrich Peteroleum Corp. (a) (b)	93,900	2,361,585
Murphy Oil Corp.	204,800	11,057,152
Newfield Exploration Co. (a) (b)	231,200	11,576,184
Pioneer Natural Resources Co.	211,300	10,833,351
Tesoro Petroleum Corp. (a)	324,600	19,979,130
Ultra Petroleum Corp. (a) (b)	14,600	814,680

		56,622,082

Real Estate—0.1%
Sinochem Hong Kong Holdings, Ltd. (HKD)	6,918,200	1,280,859

Road & Rail—0.9%
Norfolk Southern Corp.	214,500	9,616,035

Specialty Retail—5.6%
Aeropostale, Inc. (a) (b)	304,100	7,997,830
GameStop Corp. (Class A) (a) (b)	286,249	9,108,443
Tiffany & Co. (a)	647,900	24,808,091
TJX Cos., Inc. (a)	629,200	14,616,316

		56,530,680

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—4.1%
NIKE, Inc. (Class B)	319,200	$27,703,368
Phillips-Van Heusen Corp. (a)	432,100	14,000,040

		41,703,408

Wireless Telecommunication Services—9.8%
American Tower Corp. (Class A) (b)	757,400	20,525,540
Crown Castle International Corp. (a) (b)	186,169	5,009,808
Dobson Communications Corp. (a)	503,800	3,778,500
Hutchison Telecommunications International, Ltd. (ADR) (b)	257,400	5,557,266
Sprint Nextel Corp.	2,766,258	64,619,787

		99,490,901

Total Common Stock (Identified Cost $926,067,073)		1,005,450,801

Short Term Investments—1.6%
Security Description	Face Amount	Value*

Repurchase Agreement—1.6%
State Street Repurchase Agreement dated 12/30/05 at 1.350% to be repurchased at $16,587,488 on 01/03/06, collateralized by $17,220,000 U.S. Treasury Note 3.875% due 09/15/10 with a value of $17,084,444.	$16,585,000	$16,585,000

Total Short Term Investments (Amortized Cost $16,585,000)		16,585,000

Total Investments—101.1% (Identified Cost $942,652,073) (c)		1,022,035,801
Liabilities in excess of other assets		(11,541,507)

Total Net Assets—100%		$1,010,494,294

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $202,336,761 and the collateral received consisted of cash in the amount of $208,064,707.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $949,133,866 and the composition of unrealized appreciation and depreciation of investment securities was $88,181,865 and $(15,279,930), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(CAD)—	Canadian Dollar
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-188

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$1,022,035,801
Cash		662
Foreign cash at value		33
Collateral for securities loaned		208,064,707
Receivable for:
Securities sold		25,100,088
Fund shares sold		1,032,702
Accrued interest and dividends		779,075

Total Assets		1,257,013,068
Liabilities
Payable for:
Fund shares redeemed	$1,160,893
Securities purchased	36,503,111
Withholding taxes	45,262
Return of collateral for securities loaned	208,064,707
Accrued expenses:
Management fees	586,378
Service and distribution fees	14,930
Deferred Directors’ fees	1,911
Other expenses	141,582

Total Liabilities		246,518,774

Net Assets		$1,010,494,294

Net assets consists of:
Capital paid in		$1,644,433,363
Undistributed net investment loss		(45,803)
Accumulated net realized losses		(713,276,347)
Unrealized appreciation on investments and foreign currency		79,383,081

Net Assets		$1,010,494,294

Computation of offering price:
Class A
Net asset value and redemption price per share ($924,601,793 divided by 52,917,103 shares outstanding)		$17.47

Class B
Net asset value and redemption price per share ($47,699,315 divided by 2,784,219 shares outstanding)		$17.13

Class E
Net asset value and redemption price per share ($38,193,186 divided by 2,208,647 shares outstanding)		$17.29

Identified cost of investments		$942,652,073

Identified cost of foreign cash		$32

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$7,356,103	(a)
Interest		489,699	(b)

		7,845,802
Expenses
Management fees	$6,730,379
Service and distribution fees—Class B	103,230
Service and distribution fees—Class E	57,047
Directors’ fees and expenses	22,358
Custodian	315,462
Audit and tax services	23,200
Legal	24,862
Printing	238,575
Insurance	20,093
Miscellaneous	12,137

Total expenses	7,547,343
Expense reductions	(618,481)	6,928,862

Net Investment Income		916,940

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	110,941,554
Foreign currency transactions—net	(344,016)	110,597,538

Unrealized depreciation on:
Investments—net	(46,387,561)
Foreign currency transactions—net	(1,180)	(46,388,741)

Net gain		64,208,797

Net Increase in Net Assets From Operations		$65,125,737

(a)	Net of foreign taxes of $235,129.
(b)	Includes income on securities loaned of $377,269.

See accompanying notes to financial statements.

MSF-189

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$916,940	$4,901,296
Net realized gain	110,597,538	204,182,456
Unrealized depreciation	(46,388,741)	(54,189,199)

Increase in net assets from operations	65,125,737	154,894,553

From Distributions to Shareholders
Net investment income
Class A	0	(4,601,317)
Class B	0	(113,963)
Class E	0	(149,331)

Total distributions	0	(4,864,611)

Decrease in net assets from capital share transactions	(94,926,891)	(9,775,517)

Total increase (decrease) in net assets	(29,801,154)	140,254,425

Net Assets
Beginning of the period	1,040,295,448	900,041,023

End of the period	$1,010,494,294	$1,040,295,448

Undistributed (Overdistributed) Net Investment Income
End of the period	$(45,803)	$(245)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	4,587,181	$74,350,783	2,399,444	$34,476,337
Shares issued through acquisition	0	0	1,734,777	23,929,338
Reinvestments	0	0	284,383	4,601,317
Redemptions	(10,612,982)	(172,375,638)	(7,782,290)	(112,213,380)

Net decrease	(6,025,801)	$(98,024,855)	(3,363,686)	$(49,206,388)

Class B
Sales	1,076,411	$17,083,347	1,090,024	$15,417,201
Shares issued through acquisition	0	0	841,201	11,488,158
Reinvestments	0	0	7,167	113,963
Redemptions	(584,699)	(9,352,144)	(650,185)	(9,195,892)

Net increase	491,712	$7,731,203	1,288,207	$17,823,430

Class E
Sales	323,932	$5,210,689	703,200	$9,983,997
Shares issued through acquisition	0	0	1,335,690	18,428,256
Reinvestments	0	0	9,310	149,331
Redemptions	(610,026)	(9,843,928)	(488,279)	(6,954,143)

Net increase (decrease)	(286,094)	$(4,633,239)	1,559,921	$21,607,441

Decrease derived from capital share transactions	(5,820,183)	$(94,926,891)	(515,558)	$(9,775,517)

See accompanying notes to financial statements.

MSF-190

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.34	$14.01	$10.41	$14.66	$23.38

Income From Investment Operations
Net investment income (loss)	0.02	0.08	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) of investments	1.11	2.33	3.63	(4.22)	(8.69)

Total from investment operations	1.13	2.41	3.60	(4.25)	(8.72)

Less Distributions
Distributions from net investment income	0.00	(0.08)	0.00	0.00	0.00

Total distributions	0.00	(0.08)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.47	$16.34	$14.01	$10.41	$14.66

Total Return (%)	6.9	17.2	34.6	(29.0)	(37.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.75	0.77	0.75	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68	0.70	0.76	—	—
Ratio of net investment income (loss) to average net assets (%)	0.11	0.53	(0.24)	(0.27)	(0.17)
Portfolio turnover rate (%)	149	217	39	78	105
Net assets, end of period (000)	$924,602	$963,074	$873,202	$681,221	$1,067,259

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.06	$13.79	$10.27	$14.50	$21.47

Income From Investment Operations
Net investment income (loss)	(0.01)	0.09	(0.05)	(0.06)	(0.04)
Net realized and unrealized gain (loss) of investments	1.08	2.23	3.57	(4.17)	(6.93)

Total from investment operations	1.07	2.32	3.52	(4.23)	(6.97)

Less Distributions
Distributions from net investment income	0.00	(0.05)	0.00	0.00	0.00

Total distributions	0.00	(0.05)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.13	$16.06	$13.79	$10.27	$14.50

Total Return (%)	6.7	16.8	34.2	(29.2)	(32.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.00	1.02	1.00	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	0.95	1.01	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.13)	0.44	(0.48)	(0.52)	(0.40	)(c)
Portfolio turnover rate (%)	149	217	39	78	105
Net assets, end of period (000)	$47,699	$36,819	$13,849	$9,037	$12,334

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-191

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

	Class E
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.19	$13.90	$10.33	$14.58	$19.02

Income From Investment Operations
Net investment income (loss)	(0.01)	0.07	(0.03)	(0.01)	0.00
Net realized and unrealized gain (loss) of investments	1.11	2.28	3.60	(4.24)	(4.44)

Total from investment operations	1.10	2.35	3.57	(4.25)	(4.44)

Less Distributions
Distributions from net investment income	0.00	(0.06)	0.00	0.00	0.00

Total distributions	0.00	(0.06)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.29	$16.19	$13.90	$10.33	$14.58

Total Return (%)	6.7	17.0	34.6	(29.2)	(23.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.90	0.92	0.90	0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	0.85	0.91	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.04)	0.55	(0.37)	(0.34)	(0.22	)(c)
Portfolio turnover rate (%)	149	217	39	78	105
Net assets, end of period (000)	$38,193	$40,402	$12,991	$3,605	$28

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-192

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—92.1% of Total Net Assets

Security Description	Shares	Value*

Beverages—2.9%
The Pepsi Bottling Group, Inc.	1,989,500	$56,919,595

Capital Markets—1.5%
Morgan Stanley	520,000	29,504,800

Commercial Services & Supplies—16.9%
ARAMARK Corp. (Class B)	2,399,300	66,652,554
Equifax, Inc. (a)	1,270,600	48,308,212
H&R Block, Inc.	3,291,600	80,808,780
R.R. Donnelley & Sons Co.	2,175,500	74,423,855
The Dun & Bradstreet Corp. (b)	832,800	55,764,288

		325,957,689

Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	290,100	10,922,265

Health Care Providers & Services—4.3%
Omnicare, Inc. (a)	1,434,200	82,064,924

Hotels, Restaurants & Leisure—4.9%
McDonald’s Corp.	550,000	18,546,000
Yum! Brands, Inc.	1,612,400	75,589,312

		94,135,312

Insurance—3.4%
Conseco, Inc. (a) (b)	2,807,000	65,038,190

IT Services—1.7%
First Data Corp.	769,846	33,111,076

Leisure Equipment & Products—2.2%
Mattel, Inc. (a)	2,707,000	42,824,740

Media—11.7%
Cablevision Systems Corp. (Class A) (b)	2,417,000	56,726,990
Knight-Ridder, Inc. (a)	717,400	45,411,420
The E.W. Scripps Co. (Class A) (a)	1,618,500	77,720,370
Time Warner, Inc.	2,629,200	45,853,248

		225,712,028

Office Electronics—2.5%
Xerox Corp. (a) (b)	3,301,000	48,359,650

Oil, Gas & Consumable Fuels—3.5%
Burlington Resources, Inc.	789,000	68,011,800

Personal Products—3.1%
The Estee Lauder Cos., Inc. (Class A) (a)	1,768,000	59,192,640

Pharmaceuticals—3.2%
Hospira, Inc. (b)	1,445,000	61,817,100

Semiconductors & Semiconductor Equipment—5.3%
Intel Corp.	1,479,000	36,915,840
National Semiconductor Corp.	2,542,000	66,041,160

		102,957,000

Security Description	Shares	Value*

Specialty Retail—5.2%
AutoNation, Inc. (a) (b)	2,027,000	$44,046,710
CDW Corp. (a)	970,000	55,842,900

		99,889,610

Textiles, Apparel & Luxury Goods—7.2%
Liz Claiborne, Inc. (a)	2,130,000	76,296,600
The Timberland Co. (Class A) (a) (b)	1,910,000	62,170,500

		138,467,100

Thrifts & Mortgage Finance—12.0%
Sovereign Bancorp, Inc. (a)	6,236,200	134,826,644
Washington Mutual, Inc. (a)	2,204,400	95,891,400

		230,718,044

Total Common Stock (Identified Cost $1,406,113,333)		1,775,603,563

Short Term Investments—7.8%
Security Description	Face Amount	Value*

Repurchase Agreement – 7.8%

State Street Repurchase Agreement dated 12/30/05 at 2.050% to be repurchased at $150,090,189 on 01/03/06, collateralized by $975,000 U.S. Treasury Note 3.000% due 02/15/08 with a value of $959,156; by $965,000 U.S. Treasury Note 3.250% due 01/15/09 with a value of $949,312; by $890,000 U.S. Treasury Note 2.250% due 04/30/06 with a value of $887,775; by $30,705,000 U.S. Treasury Note 3.625% due 01/15/10 with a value of $30,416,711; by $11,285,000 U.S. Treasury Note 4.250% due 08/15/15 with a value of $11,361,287; and by $109,345,000 U.S. Treasury Note 3.875% due 09/15/10 with a value of $108,484,236.

	$150,056,000	150,056,000

Total Short Term Investments (Amortized Cost $150,056,000)		150,056,000

Total Investments—99.9% (Identified Cost $1,556,169,333) (c)		1,925,659,563
Other assets less liabilities		2,434,908

Total Net Assets—100%		$1,928,094,471

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $136,271,829 and the collateral received consisted of cash in the amount of $140,382,363.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $1,556,169,333 and the composition of unrealized appreciation and depreciation of investment securities was $383,149,373 and $(13,659,143), respectively.

*See accompanying notes to financial statements.

MSF-193

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$1,925,659,563
Cash		554
Collateral for securities loaned		140,382,363
Receivable for:
Securities sold		8,553,695
Fund shares sold		1,993,265
Accrued interest and dividends		1,059,390

Total Assets		2,077,648,830
Liabilities
Payable for:
Fund shares redeemed	$1,507,726
Securities purchased	6,101,134
Return of collateral for securities loaned	140,382,363
Accrued expenses:
Management fees	1,189,598
Service and distribution fees	167,211
Deferred Directors’ fees	29,321
Other expenses	177,006

Total Liabilities		149,554,359

Net Assets		$1,928,094,471

Net assets consists of:
Capital paid in		$1,366,709,072
Undistributed net investment income		4,204,388
Accumulated net realized gains		187,690,781
Unrealized appreciation on investments		369,490,230

Net Assets		$1,928,094,471

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,024,614,945 divided by 3,861,010 shares outstanding)		$265.37

Class B
Net asset value and redemption price per share ($613,215,162 divided by 2,355,483 shares outstanding)		$260.34

Class E
Net asset value and redemption price per share ($290,264,364 divided by 1,105,397 shares outstanding)		$262.59

Identified cost of investments		$1,556,169,333

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$17,101,068
Interest		2,702,938	(a)

		19,804,006
Expenses
Management fees	$12,936,021
Service and distribution fees—Class B	1,403,044
Service and distribution fees—Class E	427,534
Directors’ fees and expenses	24,899
Custodian	196,622
Audit and tax services	21,768
Legal	44,844
Printing	459,819
Insurance	33,650
Miscellaneous	14,037

Total expenses	15,562,238
Expense reductions	(115,980)	15,446,259

Net Investment Income		4,357,748

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		187,580,838
Unrealized depreciation on:
Investments—net		(25,151,648)

Net gain		162,429,190

Net Increase in Net Assets From Operations		$166,786,938

(a)	Includes income on securities loaned of $88,747.

See accompanying notes to financial statements.

MSF-194

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$4,357,748	$391,069
Net realized gain	187,580,838	18,185,250
Unrealized appreciation (depreciation)	(25,151,648)	125,457,565

Increase in net assets from operations	166,786,938	144,033,884

From Distributions to Shareholders
Net investment income
Class A	(395,501)	(268,573)

	(395,501)	(268,573)

Net realized gain
Class A	(9,502,828)	(6,725,644)
Class B	(5,693,453)	(7,188,107)
Class E	(2,990,330)	(2,644,323)

	(18,186,611)	(16,558,074)

Total distributions	(18,582,112)	(16,826,647)

Increase in net assets from capital share transactions	110,136,840	182,392,649

Total increase in net assets	258,341,666	309,599,886

Net Assets
Beginning of the period	1,669,752,805	1,360,152,919

End of the period	$1,928,094,471	$1,669,752,805

Undistributed Net Investment Income
End of the period	$4,204,388	$358,121

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,256,909	$317,259,651	1,097,468	$255,178,043
Reinvestments	41,204	9,898,329	30,907	6,994,217
Redemptions	(755,228)	(192,380,713)	(548,409)	(123,886,974)

Net increase	542,885	$134,777,267	579,966	$138,285,286

Class B
Sales	657,655	$164,311,754	1,569,818	$349,336,732
Reinvestments	24,099	5,693,453	32,224	7,188,107
Redemptions	(739,172)	(180,388,097)	(1,633,636)	(366,785,835)

Net decrease	(57,418)	$(10,382,890)	(31,594)	$(10,260,996)

Class E
Sales	104,365	$26,321,380	395,813	$88,874,634
Reinvestments	12,557	2,990,330	11,774	2,644,323
Redemptions	(173,197)	(43,569,247)	(165,759)	(37,150,598)

Net increase (decrease)	(56,275)	$(14,257,537)	241,828	$54,368,359

Increase derived from capital share transactions	429,192	$110,136,840	790,200	$182,392,649

See accompanying notes to financial statements.

MSF-195

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$243.86	$224.26	$169.33	$186.12	$146.67

Income From Investment Operations
Net investment income	0.78	0.23	0.24	0.27	0.42
Net realized and unrealized gain (loss) of investments	23.48	21.85	54.97	(16.70)	40.09

Total from investment operations	24.26	22.08	55.21	(16.43)	40.51

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.28)	(0.36)	(1.06)
Distributions from net realized capital gains	(2.64)	(2.38)	0.00	0.00	0.00

Total distributions	(2.75)	(2.48)	(0.28)	(0.36)	(1.06)

Net Asset Value, End of Period	$265.37	$243.86	$224.26	$169.33	$186.12

Total Return (%)	10.0	9.9	32.7	(8.8)	27.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	0.78	0.80	0.82	0.87
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	0.78	0.78	0.82	0.84
Ratio of net investment income to average net assets (%)	0.35	0.15	0.14	0.22	0.43
Portfolio turnover rate (%)	25	16	16	11	28
Net assets, end of period (000)	$1,024,615	$809,906	$614,742	$438,359	$370,959

	Class B
	Year ended December 31,				February 20, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$239.96	$221.17	$167.26	$184.25	$159.20

Income From Investment Operations
Net investment income (loss)	0.22	(0.24)	0.01	0.16	0.01
Net realized and unrealized gain (loss) of investments	22.80	21.41	54.02	(16.83)	25.04

Total from investment operations	23.02	21.17	54.03	(16.67)	25.05

Less Distributions
Distributions from net investment income	0.00	0.00	(0.12)	(0.32)	0.00
Distributions from net realized capital gains	(2.64)	(2.38)	0.00	0.00	0.00

Total distributions	(2.64)	(2.38)	(0.12)	(0.32)	0.00

Net Asset Value, End of Period	$260.34	$239.96	$221.17	$167.26	$184.25

Total Return (%)	9.7	9.7	32.3	(9.1)	15.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02	1.03	1.05	1.07	1.12	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	1.03	1.03	1.07	1.09	(c)
Ratio of net investment income (loss) to average net assets (%)	0.10	(0.09)	(0.13)	(0.06)	0.02	(c)
Portfolio turnover rate (%)	25	16	16	11	28
Net assets, end of period (000)	$613,215	$578,991	$540,656	$140,273	$24,082

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-196

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$241.77	$222.60	$168.22	$185.17	$164.26

Income From Investment Operations
Net investment income	0.49	0.04	0.07	0.25	0.02
Net realized and unrealized gain (loss) of investments	22.97	21.51	54.47	(16.85)	20.89

Total from investment operations	23.46	21.55	54.54	(16.60)	20.91

Less Distributions
Distributions from net investment income	0.00	0.00	(0.16)	(0.35)	0.00
Distributions from net realized capital gains	(2.64)	(2.38)	0.00	0.00	0.00

Total distributions	(2.64)	(2.38)	(0.16)	(0.35)	0.00

Net Asset Value, End of Period	$262.59	$241.77	$222.60	$168.22	$185.17

Total Return (%)	9.8	9.8	32.5	(9.0)	12.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.93	0.95	0.97	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	0.93	0.93	0.97	0.99	(c)
Ratio of net investment income (loss) to average net assets (%)	0.19	0.00	(0.03)	0.05	0.09	(c)
Portfolio turnover rate (%)	25	16	16	11	28
Net assets, end of period (000)	$290,264	$280,856	$204,755	$74,818	$10,416

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-197

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—96.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.9%
Alliant Techsystems, Inc. (a)	12,726	$969,340
Precision Castparts Corp.	46,141	2,390,565
Sequa Corp. (Class A) (a) (b)	2,226	153,705

		3,513,610

Air Freight & Logistics—0.9%
CNF, Inc.	18,123	1,012,895
Expeditors International of Washington, Inc.	37,028	2,499,760

		3,512,655

Airlines—0.4%
AirTran Holdings, Inc. (a) (b)	30,494	488,819
Alaska Air Group, Inc. (a) (b)	11,564	413,066
JetBlue Airways Corp. (a) (b)	52,385	805,674

		1,707,559

Auto Components—1.0%
ArvinMeritor, Inc. (b)	24,417	351,361
Bandag, Inc. (b)	4,066	173,496
BorgWarner, Inc.	19,797	1,200,292
Federal Signal Corp. (b)	16,703	250,712
Gentex Corp. (b)	53,955	1,052,122
Lear Corp. (b)	23,324	663,801
Modine Manufacturing Co. (b)	11,966	389,972

		4,081,756

Automobiles—0.1%
Thor Industries, Inc. (b)	12,006	481,080

Beverages—0.1%
PepsiAmericas, Inc.	21,342	496,415

Biotechnology—2.4%
Affymetrix, Inc.	23,204	1,107,991
Cephalon, Inc. (a) (b)	20,172	1,305,935
Charles River Laboratories International, Inc. (a) (b)	25,114	1,064,080
Gen-Probe, Inc. (a)	17,649	861,095
Invitrogen Corp. (a)	18,353	1,223,044
Martek Biosciences Corp. (a) (b)	11,013	271,030
Millennium Pharmaceuticals, Inc. (a)	107,805	1,045,708
Protein Design Laboratories, Inc. (a) (b)	39,183	1,113,581
Techne Corp. (a)	13,498	757,913
Vertex Pharmaceuticals, Inc. (a) (b)	34,422	952,457

		9,702,834

Building Products—0.1%
Crane Co.	17,317	610,771

Capital Markets—1.9%
Eaton Vance Corp.	45,330	1,240,229
Investors Financial Services Corp. (b)	22,565	831,069
Legg Mason, Inc.	42,308	5,063,844
Raymond James Financial, Inc.	19,755	744,171

		7,879,313

Security Description	Shares	Value*

Chemicals—2.6%
Airgas, Inc.	23,268	$765,517
Albemarle Corp. (b)	13,275	509,096
Cabot Corp.	21,540	771,132
Chemtura Corp.	83,305	1,057,974
Cytec Industries, Inc.	13,773	656,008
Ferro Corp. (b)	14,550	272,958
FMC Corp. (a)	13,185	701,046
Lyondell Chemical Co.	71,167	1,695,198
Minerals Technologies, Inc. (b)	6,974	389,777
Olin Corp. (b)	24,906	490,150
RPM International, Inc. (b)	40,883	710,138
The Lubrizol Corp.	23,615	1,025,600
The Scotts Miracle-Gro Co.	15,672	709,001
Valspar Corp.	35,164	867,496

		10,621,091

Commercial Banks—4.5%
Associated Banc-Corp	47,389	1,542,512
Bank Hawaii Corp.	17,820	918,443
Cathay General Bancorp. (a) (b)	17,421	626,111
City National Corp.	14,437	1,045,816
Commerce Bancorp, Inc. (b)	60,301	2,074,957
Cullen/Frost Bankers, Inc.	16,386	879,600
FirstMerit Corp. (b)	28,864	747,866
Greater Bay Bancorp (b)	17,525	448,991
Independence Community Bank Corp.	25,633	1,018,399
Mercantile Bankshares Corp.	28,504	1,608,766
New York Community Bancorp, Inc. (b)	82,240	1,358,605
SVB Financial Group (a) (b)	12,323	577,209
TCF Financial Corp.	39,478	1,071,433
Texas Regional Bancshares, Inc. (b)	14,322	405,313
The Colonial BancGroup, Inc.	53,546	1,275,466
Washington Federal, Inc. (b)	30,194	694,160
Webster Finanical Corp.	18,685	876,327
WestAmerica Bancorp	11,147	591,571
Wilmington Trust Corp.	23,551	916,369

		18,677,914

Commercial Services & Supplies—5.5%
Adesa, Inc.	31,103	759,535
Alliance Data Systems Co. (a)	23,802	847,351
Banta Corp. (b)	8,327	414,685
C. H. Robinson Worldwide, Inc.	59,352	2,197,805
Ceridian Corp. (a)	50,444	1,253,533
Certegy, Inc.	21,573	875,001
Checkfree Corp. (a)	31,486	1,445,207
ChoicePoint, Inc. (a)	31,142	1,386,130
CSG Systems International, Inc. (a) (b)	16,878	376,717
Deluxe Corp.	17,602	530,524
DST Systems, Inc. (a)	21,886	1,311,190
Herman Miller, Inc.	23,977	675,912
Kelly Services, Inc. (Class A)	6,713	176,015
Korn/Ferry International, Inc. (a) (b)	14,633	273,491
Manpower, Inc.	30,327	1,410,206
Mine Safety Appliances Co. (b)	9,158	331,611
MoneyGram International, Inc.	29,575	771,316

*See accompanying notes to financial statements.

MSF-198

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Navigant Consulting, Inc. (a) (b)	17,536	$385,441
Republic Sevices, Inc.	42,390	1,591,745
Rollins, Inc. (b)	10,200	201,042
Sotheby’s Holdings, Inc. (Class A) (a) (b)	15,568	285,828
Stericycle, Inc. (a)	15,322	902,159
The Bisys Group, Inc. (a)	41,950	587,720
The Brinks Co.	20,398	977,268
The Corporate Executive Board Co.	13,724	1,231,043
The Dun & Bradstreet Corp. (a)	23,054	1,543,696

		22,742,171

Communications Equipment—1.6%
3Com Corp. (a)	134,375	483,750
ADTRAN, Inc.	23,519	699,455
Avocent Corp. (a) (b)	16,985	461,822
CommScope, Inc. (a) (b)	19,102	384,523
F5 Networks, Inc. (a)	13,689	782,874
Harris Corp.	46,454	1,997,987
McDATA Corp. (Class A) (a) (b)	53,123	201,867
Plantronics, Inc. (b)	16,454	465,648
Polycom, Inc. (a)	32,663	499,744
Powerwave Technologies, Inc. (a) (b)	38,405	482,751
UTStarcom, Inc. (a) (b)	36,498	294,174

		6,754,595

Computers & Peripherals—1.4%
Imation Corp. (b)	11,911	548,740
SanDisk Corp. (a)	63,935	4,016,397
Western Digital Corp. (a)	74,902	1,393,926

		5,959,063

Construction & Engineering—0.6%
Dycom Industries, Inc. (a) (b)	13,942	306,724
Granite Construction, Inc. (b)	11,440	410,810
Jacobs Engineering Group, Inc. (a)	20,203	1,371,178
Quanta Services, Inc. (a) (b)	40,976	539,654

		2,628,366

Construction Materials—0.3%
Martin Marietta Materials, Inc.	16,100	1,235,192

Containers & Packaging—0.5%
Longview Fibre Co.	17,736	369,086
Packaging Corp. of America	21,776	499,759
Sonoco Products Co. (b)	34,416	1,011,831

		1,880,676

Diversified Consumer Services—1.2%
Career Education Corp. (a)	34,022	1,147,222
Corinthian Colleges, Inc. (a) (b)	31,740	373,897
DeVry, Inc. (a) (b)	20,327	406,540
Education Management Corp. (a)	23,226	778,303
ITT Educational Services, Inc. (a)	13,188	779,543
Laureate Education, Inc. (a)	17,282	907,478
Regis Corp.	15,716	606,166

		4,999,149

Security Description	Shares	Value*

Diversified Financial Services—1.2%
A.G. Edwards, Inc.	26,634	$1,248,069
AmeriCredit Corp. (a)	47,858	1,226,600
Jefferies Group, Inc.	17,144	771,137
LaBranche & Co., Inc. (a) (b)	21,051	212,826
SEI Investments Co. (b)	22,055	816,035
Waddell & Reed Financial, Inc. (Class A)	29,080	609,808

		4,884,475

Diversified Telecommunication Services—0.1%
Cincinnati Bell, Inc. (a)	85,484	300,049

Electric Utilities—3.7%
Alliant Energy Corp.	40,574	1,137,695
Black Hills Corp. (b)	11,503	398,119
DPL, Inc.	44,284	1,151,827
Duquesne Light Holdings, Inc. (b)	27,076	441,880
Energy East Corp.	51,289	1,169,389
Great Plains Energy, Inc. (b)	25,938	725,226
Hawaiian Electric Inducstries, Inc. (b)	28,112	728,101
IDACORP, Inc. (b)	14,696	430,593
Northeast Utilities	52,112	1,026,085
NSTAR (b)	37,089	1,064,454
OGE Energy Corp.	31,450	842,546
Pepco Holdings, Inc.	65,683	1,469,329
PNM Resources, Inc.	23,878	584,772
Puget Energy, Inc.	40,096	818,760
Sierra Pacific Resources (a)	63,694	830,570
Wisconsin Energy Corp.	40,622	1,586,695
WPS Resources Corp. (b)	13,889	768,201

		15,174,242

Electrical Equipment—1.0%
AMETEK, Inc.	24,372	1,036,785
Energizer Holdings, Inc. (a)	22,680	1,129,237
Hubbell, Inc. (Class B)	21,072	950,769
Tecumseh Products Co. (Class A) (b)	6,417	147,014
Thomas & Betts Corp. (a)	18,390	771,644

		4,035,449

Electronic Equipment & Instruments—2.0%
Amphenol Corp. (Class A)	30,863	1,365,996
Arrow Electronics, Inc. (a)	41,519	1,329,854
Avnet, Inc. (a)	50,669	1,213,016
Diebold, Inc.	24,074	914,812
Ingram Micro, Inc.	40,255	802,282
Kemet Corp. (a) (b)	30,105	212,842
Newport Corp. (a) (b)	13,869	187,786
Plexus Corp. (a) (b)	15,127	343,988
Technologies Data Corp. (a)	19,607	778,006
Vishay Intertechnology, Inc. (a)	63,935	879,746

		8,028,328

Energy Equipment & Services—3.8%
Cooper Cameron Corp. (a)	39,388	1,630,663
ESCO International, Inc.	53,222	2,360,396

*See accompanying notes to financial statements.

MSF-199

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
FMC Technologies, Inc. (a) (b)	23,909	$1,026,174
Grant Prideco, Inc. (a)	44,647	1,969,826
Hanover Compressor Co. (a) (b)	31,886	449,911
Helmerich & Payne, Inc.	18,061	1,118,157
Patterson-UTI Energy, Inc.	60,006	1,977,198
Pride International, Inc. (a)	55,020	1,691,865
Smith International, Inc. (a)	69,586	2,582,336
Tidewater, Inc. (b)	21,005	933,882

		15,740,408

Food & Staples Retailing—0.1%
Ruddick Corp.	12,087	257,211

Food Products—1.2%
Dean Foods Co. (a)	46,740	1,760,228
Hormel Foods Corp.	25,346	828,307
Sensient Technologies Corp. (b)	16,342	292,522
Smithfield Foods, Inc. (a)	34,334	1,050,620
The J. M. Smucker Co.	20,270	891,880
Tootsie Roll Industries, Inc. (b)	8,735	252,704

		5,076,261

Gas Utilities—1.6%
AGL Resources, Inc.	26,965	938,652
MDU Resources Group, Inc.	41,623	1,362,737
National Fuel Gas Co. (b)	29,329	914,771
ONEOK, Inc.	33,882	902,278
Southwestern Energy Co. (a)	58,011	2,084,915
WGL Holdings, Inc. (b)	16,910	508,315

		6,711,668

Health Care Equipment & Supplies—3.1%
Advanced Medical Optics, Inc. (a)	23,168	968,422
Beckman Coulter, Inc.	21,581	1,227,959
Cytyc Corp. (a)	39,569	1,117,033
Dentsply International, Inc.	27,305	1,466,006
Edwards Lifesciences Corp. (a)	20,743	863,116
Hillenbrand Industries, Inc.	21,220	1,048,480
INAMED Corp. (a) (b)	12,624	1,106,872
Intuitive Surgical, Inc. (a)	12,318	1,444,532
STERIS Corp.	23,739	593,950
Varian Medical Systems, Inc. (a)	45,677	2,299,380
Varian, Inc. (a) (b)	10,809	430,090

		12,565,840

Health Care Providers & Services—3.5%
Apria Healthcare Group, Inc. (a) (b)	17,211	414,957
Community Health Systems, Inc. (a)	30,741	1,178,610
Covance, Inc. (a)	21,727	1,054,846
Health Net, Inc. (a)	39,763	2,049,783
Henry Schein, Inc. (a)	30,269	1,320,939
LifePoint Hospitals, Inc. (a) (b)	19,826	743,475
Lincare Holdings, Inc. (a)	33,766	1,415,133
Omnicare, Inc.	41,465	2,372,627
Renal Care Group, Inc. (a)	23,728	1,122,572

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Triad Hospitals, Inc. (a)	29,912	$1,173,448
UnitedHealth Group, Inc.	1	43
Universal Health Services, Inc. (Class B)	18,951	885,770
VCA Antech, Inc. (a)	28,693	809,142

		14,541,345

Hotels, Restaurants & Leisure—1.9%
Applebee’s International, Inc. (b)	26,488	598,364
Bob Evans Farms, Inc. (b)	12,435	286,751
Boyd Gaming Corp.	15,177	723,336
Brinker International, Inc. (a)	29,865	1,154,581
CBRL Group, Inc.	16,236	570,696
GTECH Holdings Corp.	43,437	1,378,690
International Speedway Corp. (Class A)	12,221	585,386
Outback Steakhouse, Inc.	22,815	949,332
Ruby Tuesday, Inc. (b)	21,739	562,823
The Cheesecake Factory, Inc. (a)	27,270	1,019,625

		7,829,584

Household Durables—2.7%
Amereican Greetings Corp. (Class A)	22,820	501,356
Beazer Homes USA, Inc. (b)	14,304	1,041,903
Blyth, Inc. (b)	9,252	193,829
Furniture Brands International, Inc. (b)	17,660	394,348
Harman International Industries, Inc.	22,872	2,238,025
HNI Corp.	19,023	1,044,933
Hovnanian Enterprises, Inc. (Class A) (a) (b)	12,434	617,224
Lancaster Colony Corp. (b)	8,842	327,596
Mohawk Industries, Inc. (a)	18,351	1,596,170
Ryland Group, Inc. (b)	16,234	1,170,959
Toll Brothers, Inc. (a)	41,089	1,423,323
Tupperware Corp.	18,548	415,475

		10,965,141

Household Products—0.2%
Church & Dwight, Inc.	22,337	737,791

Industrial Conglomerates—0.4%
Carisle Cos., Inc.	10,591	732,367
Teleflex, Inc. (b)	14,063	913,814

		1,646,181

Insurance—5.7%
American Financial Group, Inc.	16,158	619,013
AmerUs Group Co. (b)	13,422	760,625
Arthur J. Gallagher & Co. (b)	33,058	1,020,831
Brown & Brown, Inc. (b)	38,616	1,179,333
Everest Re Group, Ltd.	21,483	2,155,819
Fidelity National Financial, Inc.	60,258	2,216,892
First American Corp.	33,236	1,505,591
Hanover Insurance Group, Inc.	18,646	778,843
HCC Insurance Holdings, Inc.	36,739	1,090,414
Horace Mann Educators Corp.	14,919	282,864
Leucadia National Corp. (b)	28,525	1,353,796
Mercury General Corp. (b)	12,324	717,503

*See accompanying notes to financial statements.

MSF-200

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
Ohio Casualty Corp. (a)	22,090	$625,589
Old Republic International Corp.	63,625	1,670,792
Protective Life Corp.	24,201	1,059,278
Radian Group, Inc.	28,832	1,689,267
StanCorp Financial Group, Inc.	18,952	946,652
The PMI Group, Inc.	31,097	1,277,154
Unitrin, Inc.	15,785	711,114
W.R. Berkley Corp.	38,942	1,854,418

		23,515,788

Internet Software & Services—0.4%
McAfee, Inc. (a)	58,257	1,580,512

IT Services—1.0%
Acxiom Corp. (b)	26,302	604,946
Anteon International Corp. (a) (b)	11,363	617,579
Cognizant Technology Solutions Corp. (Class A) (a)	47,987	2,416,146
SRA International, Inc. (a) (b)	12,910	394,271

		4,032,942

Leisure Equipment & Products—0.1%
Callaway Golf Co.	22,830	315,967

Machinery—2.6%
AGCO Corp. (a) (b)	31,429	520,779
Donaldson Co., Inc. (b)	23,696	753,533
Flowserve Corp. (a)	19,194	759,315
Graco, Inc.	23,802	868,297
Harsco Corp.	14,495	978,557
Joy Global, Inc.	42,196	1,687,840
Kennametal, Inc.	13,386	683,221
Nordson Corp. (b)	11,340	459,383
Pentair, Inc.	35,136	1,212,895
SPX Corp.	22,853	1,045,982
The Timkin Co.	28,893	925,154
Trinity Industries, Inc. (b)	15,142	667,308

		10,562,264

Marine—0.3%
Alexander & Baldwin, Inc.	15,241	826,672
Overseas Shipholding Group, Inc.	10,274	517,707

		1,344,379

Media—1.6%
Belo Corp. (Class A)	32,871	703,768
Catalina Marketing Corp. (b)	13,672	346,585
Emmis Communications Corp. (Class A) (a) (b)	12,802	254,888
Entercom Communications Corp. (a)	13,239	392,801
Harte-Hanks, Inc.	19,716	520,305
Lee Enterprises, Inc. (b)	15,791	582,846
Media General, Inc. (Class A) (b)	8,349	423,294
Scholastic Corp. (a)	12,383	353,040
The Reader’s Digest Association, Inc. (Class A) (b)	34,214	520,737
The Washington Post Co. (Class B)	2,034	1,556,010
Valassis Communications, Inc. (a)	16,524	480,353
Westwood One, Inc. (a)	22,777	371,265

		6,505,892

Security Description	Shares	Value*

Metals & Mining—0.7%
Arch Coal, Inc.	22,464	$1,785,888
Steel Dynamics, Inc. (b)	13,321	473,029
Worthington Industries, Inc.	24,803	476,465

		2,735,382

Multi-Utilities—1.4%
Aquila, Inc. (a)	129,665	466,794
Questar Corp.	29,614	2,241,780
SCANA Corp.	39,755	1,565,552
Venctren Corp.	26,424	717,676
Westar Energry, Inc.	30,121	647,601

		5,639,403

Multiline Retail—0.6%
99 Cents Only Stores (a) (b)	16,665	174,316
BJ’s Wholesale Club, Inc. (a)	23,488	694,305
Dollar Tree Stores, Inc. (a)	36,942	884,392
Saks, Inc.	48,262	813,697

		2,566,710

Mutual Funds—3.8%
MidCap SPDR Trust, Series 1	114,600	15,435,474

Office Electronics—0.3%
Zebra Technologies Corp. (Class A) (a)	24,430	1,046,826

Oil, Gas & Consumable Fuels—4.4%
Denbury Resources, Inc. (a)	39,779	906,166
Equitable Resources, Inc.	41,974	1,540,026
Forest Oil Corp. (a) (b)	18,977	864,782
Newfield Expolration Co. (a)	44,183	2,212,243
Noble Energy, Inc.	60,750	2,448,225
Peabody Energy Corp.	45,661	3,763,379
Pioneer Natural Resources Co.	44,633	2,288,334
Plains Exploration & Prodcution Co. (a)	27,225	1,081,649
Pogo Producing Co.	20,803	1,036,197
Quicksilver Resources, Inc. (a) (b)	23,209	975,010
Western Gas Resources, Inc. (b)	19,952	939,540

		18,055,551

Paper & Forest Products—0.2%
Bowater, Inc.	19,419	596,552
Glatfelter (b)	15,303	217,150

		813,702

Pharmaceuticals—1.9%
Barr Pharmaceuticals, Inc. (a)	37,363	2,327,341
IVAX Corp. (a) (b)	76,041	2,382,365
Par Pharmaceutical Companies, Inc. (a) (b)	11,891	372,664
Perrigo Co. (b)	28,869	430,437
Sepracor, Inc. (a) (b)	36,837	1,900,789
Valeant Pharmaceuticals International, Inc. (b)	32,167	581,579

		7,995,175

*See accompanying notes to financial statements.

MSF-201

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate—3.5%
AMB Property Corp. (REIT)	29,675	$1,459,120
Developers Diversified Realty Corp. (REIT)	37,802	1,777,450
Highwoods Properties, Inc. (REIT)	18,762	533,779
Hospitality Properties Trust (REIT)	24,975	1,001,497
Liberty Property Trust (REIT) (b)	30,642	1,313,010
Mack-Cali Realty Corp. (REIT)	21,492	928,454
New Plan Excel Realty Trust (REIT) (b)	36,193	838,954
Potlatch Corp. (REIT) (b)	10,138	516,835
Rayonier, Inc. (REIT)	26,339	1,049,609
Regency Centers Corp. (REIT)	23,569	1,389,392
The Macerich Co.	20,815	1,397,519
United Dominion Reallty Trust, Inc. (REIT) (b)	47,638	1,116,635
Weingarten Realty Investors (REIT)	27,911	1,055,315

		14,377,569

Road & Rail—0.8%
GATX Corp. (b)	17,572	633,998
J.B. Hunt Transport Services, Inc.	42,965	972,728
Swift Transportation Co., Inc. (a) (b)	18,205	369,561
Werner Enterprises, Inc. (b)	17,919	353,004
YRC Worldwide, Inc. (b)	20,170	899,784

		3,229,075

Semiconductors & Semiconductor Equipment—3.4%
Atmel Corp. (a) (b)	147,668	456,294
Cabot Microelectronics Corp. (a) (b)	8,435	247,398
Credence Systems Corp. (a) (b)	34,525	240,294
Cree, Inc. (a) (b)	26,351	665,099
Cypress Semiconductor Corp. (a) (b)	47,004	669,807
Fairchild Semiconductor International, Inc. (a)	41,710	705,316
Integrated Device Technology, Inc. (a) (b)	69,321	913,656
International Rectifier Corp. (a)	24,583	784,198
Intersil Corp. (Class A)	53,646	1,334,712
Lam Research Corp. (a)	47,224	1,684,952
Lattice Semiconductor Corp. (a) (b)	39,453	170,437
MEMC Electronic Materials, Inc. (a)	57,352	1,271,494
Micrel, Inc. (a) (b)	22,662	262,879
Microchip Technology, Inc.	72,986	2,346,500
MPS Group, Inc. (a) (b)	35,125	480,159
RF Micro Devices, Inc. (a) (b)	65,648	355,156
Semtech Corp. (a)	25,295	461,887
Silicon Laboratories, Inc. (a) (b)	15,563	570,540
TriQuint Semiconductor, Inc. (a) (b)	48,616	216,341

		13,837,119

Software—2.3%
Activision, Inc. (a)	95,040	1,305,850
Advent Software, Inc. (a) (b)	5,586	161,491
Cadence Design Systems, Inc. (a)	98,518	1,666,924
Fair Isaac Corp.	22,704	1,002,836
Gartner, Inc. (Class A) (a) (b)	20,105	259,354
Jack Henry & Associates, Inc.	25,983	495,756
Macrovision Corp. (a)	17,678	295,753
Mentor Graphics Corp. (a) (b)	27,494	284,288
National Instruments Corp. (b)	19,238	616,578

Security Description	Shares	Value*

Software—(Continued)
RSA Security, Inc. (a) (b)	24,643	$276,741
Sybase, Inc. (a) (b)	31,636	691,563
Synopsys, Inc. (a)	50,114	1,005,287
The Reynolds & Reynolds Co. (Class A)	17,759	498,495
Transaction Systems Architects, Inc. (Class A) (a)	12,908	371,621
Wind River Systems, Inc. (a)	25,958	383,400

		9,315,937

Specialty Retail—6.5%
Abercrombie & Fitch Co. (Class A)	30,431	1,983,493
Advance Auto Parts, Inc. (a)	37,564	1,632,531
Aeropostale, Inc. (a)	18,875	496,412
American Eagle Outfitters, Inc. (b)	45,681	1,049,749
AnnTaylor Stores Corp. (a)	25,244	871,423
Barnes & Noble, Inc. (a)	18,276	779,837
Borders Group, Inc. (b)	23,186	502,441
Carmax, Inc. (a) (b)	36,351	1,006,196
CDW Corp.	21,801	1,255,083
Chico’s FAS, Inc. (a)	62,845	2,760,781
Claire’s Stores, Inc.	34,506	1,008,265
Copart, Inc. (a)	24,194	557,914
Foot Locker, Inc.	54,191	1,278,366
GameStop Corp. (Class A) (a) (b)	19,841	631,341
Michaels Stores, Inc.	46,420	1,641,875
O’Reilly Automotive, Inc. (a)	38,920	1,245,829
Pacific Sunwear of California, Inc. (a)	25,758	641,889
Payless Shoesource, Inc. (a) (b)	23,823	597,957
PETsMART, Inc.	48,748	1,250,874
Pier 1 Imports, Inc. (b)	30,105	262,817
Rent-A-Center, Inc. (a)	24,645	464,805
Ross Stores, Inc.	50,191	1,450,520
United Rentals, Inc. (a) (b)	23,247	543,747
Urban Outfitters, Inc. (a) (b)	38,318	969,829
Williams-Sonoma, Inc. (a)	40,080	1,729,452

		26,613,426

Textiles, Apparel & Luxury Goods—0.4%
Polo Ralph Lauren Corp.	21,112	1,185,228
The Timberland Co. (Class A) (a)	19,052	620,142

		1,805,370

Thrifts & Mortgage Finance—0.4%
Astoria Financial Corp.	30,673	901,786
IndyMac Bancorp, Inc. (b)	22,291	869,795

		1,771,581

Tobacco—0.1%
Universal Corp.	8,930	387,205

Trading Companies & Distributors—0.6%
Fastenal Co. (b)	43,012	1,685,640
MSC Industrial Direct Co. (Class A)	18,732	753,401

		2,439,041

*See accompanying notes to financial statements.

MSF-202

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Water Utilities—0.3%
Aqua America, Inc. (b)	44,680	$1,219,764

Wireless Telecommunication Services—0.3%
Telephone & Data Systems, Inc.	35,633	1,283,857

Total Common Stock (Identified Cost $319,811,899)		394,404,094

Short Term Investments—3.9%
Security Description	Face Amount	Value*

Discount Notes – 3.9%
Federal Home Loan Bank
3.350%, 01/03/06	$1,900,000	$1,899,647
4.380%, 02/15/06	1,000,000	994,825
Federal National Mortgage Association
4.310%, 03/22/06	3,500,000	3,466,478
4.450%, 03/22/06	10,000,000	9,904,221

Total Short Term Investments (Amortized Cost $16,265,171)		16,265,171

Total Investments—100.0% (Identified Cost $336,077,070) (c)		410,669,265
Liabilities in excess of other assets		(135,893)

Total Net Assets—100%		$410,533,372

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $69,797,249 and the collateral received consisted of cash in the amount of $71,899,454.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $339,520,920 and the composition of unrealized appreciation and depreciation of investment securities was $84,982,514 and $(13,834,169), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Net Unrealized Depreciation
S&P 400 MidCap Futures	3/16/2006	42	$15,683,460	$15,607,200	$(76,260)

*See accompanying notes to financial statements.

MSF-203

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$410,669,265
Cash		5,021
Collateral for securities loaned		71,899,454
Receivable for:
Securities sold		3,699,902
Fund shares sold		702,877
Accrued interest and dividends		306,465

Total Assets		487,282,984
Liabilities
Payable for:
Fund shares redeemed	$1,049,778
Securities purchased	3,563,987
Futures variation margin	52,500
Return of collateral for securities loaned	71,899,454
Accrued expenses:
Management fees	84,809
Service and distribution fees	32,071
Other expenses	67,013

Total Liabilities		76,749,612

Net Assets		$410,533,372

Net assets consists of:
Capital paid in		$310,637,628
Undistributed net investment income		3,555,198
Accumulated net realized gains		21,824,611
Unrealized appreciation on investments and futures contracts		74,515,935

Net Assets		$410,533,372

Computation of offering price:
Class A
Net asset value and redemption price per share ($232,460,614 divided by 16,105,694 shares outstanding)		$14.43

Class B
Net asset value and redemption price per share ($111,361,214 divided by 7,773,999 shares outstanding)		$14.32

Class E
Net asset value and redemption price per share ($66,711,544 divided by 4,642,819 shares outstanding)		$14.37

Identified cost of investments		$336,077,070

Statement of Operations

Year ended December 31, 2005

Investment Income
Dividends		$4,984,582
Interest		505,770	(a)

		5,490,352
Expenses
Management fees	$902,019
Service and distribution fees—Class B	216,506
Service and distribution fees—Class E	95,319
Directors’ fees and expenses	22,264
Custodian	147,281
Audit and tax services	20,697
Legal	9,383
Printing	91,578
Insurance	6,606
Miscellaneous	30,347

Total expenses	1,542,000
Management fee waivers	(17,692)	1,524,308

Net Investment Income		3,966,044

Realized and Unrealized Gain
Realized gain on:
Investments—net	23,140,205
Futures contracts—net	1,682,385	24,822,590

Unrealized appreciation (depreciation) on:
Investments—net	15,064,120
Futures contracts—net	(545,455)	14,518,665

Net gain		39,341,255

Net Increase in Net Assets From Operations		$43,307,299

(a)	Includes income on securities loaned of $131,987.

See accompanying notes to financial statements.

MSF-204

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$3,966,044	$2,288,410
Net realized gain	24,822,590	15,790,833
Unrealized appreciation	14,518,665	25,780,717

Increase in net assets from operations	43,307,299	43,859,960

From Distributions to Shareholders
Net investment income
Class A	(1,458,624)	(989,606)
Class B	(389,047)	(130,991)
Class E	(359,618)	(313,780)

	(2,207,289)	(1,434,377)

Net realized gain
Class A	(10,681,839)	(511,297)
Class B	(4,087,811)	(96,684)
Class E	(3,300,297)	(180,133)

	(18,069,947)	(788,114)

Total distributions	(20,277,236)	(2,222,491)

Increase in net assets from capital share transactions	63,123,964	20,791,779

Total increase in net assets	86,154,027	62,429,248

Net Assets
Beginning of the period	324,379,345	261,950,097

End of the period	$410,533,372	$324,379,345

Undistributed Net Investment Income
End of the period	$3,555,198	$2,193,353

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	4,348,162	$59,530,036	3,491,412	$43,113,882
Reinvestments	983,033	12,140,463	119,785	1,500,903
Redemptions	(3,643,624)	(49,774,072)	(4,335,834)	(53,753,666)

Net increase (decrease)	1,687,571	$21,896,427	(724,637)	$(9,138,881)

Class B
Sales	3,862,084	$52,145,073	2,731,640	$33,587,197
Reinvestments	364,565	4,476,858	18,258	227,675
Redemptions	(1,169,425)	(15,858,271)	(725,630)	(8,946,441)

Net increase	3,057,224	$40,763,660	2,024,268	$24,868,431

Class E
Sales	652,625	$8,852,544	2,785,948	$34,217,907
Reinvestments	297,312	3,659,915	39,545	493,913
Redemptions	(888,419)	(12,048,582)	(2,448,856)	(29,649,591)

Net increase	61,518	$463,877	376,637	$5,062,229

Increase derived from capital share transactions	4,806,313	$63,123,964	1,676,268	$20,791,779

See accompanying notes to financial statements.

MSF-205

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.71	$11.90	$8.87	$10.46	$10.64

Income From Investment Operations
Net investment income	0.15	0.11	0.08	0.05	0.06
Net realized and unrealized gain (loss) of investments	1.40	1.79	3.00	(1.60)	(0.19)

Total from investment operations	1.55	1.90	3.08	(1.55)	(0.13)

Less Distributions
Distributions from net investment income	(0.10)	(0.06)	(0.05)	(0.04)	(0.02)
Distributions from net realized capital gains	(0.73)	(0.03)	0.00	0.00	(0.03)

Total distributions	(0.83)	(0.09)	(0.05)	(0.04)	(0.05)

Net Asset Value, End of Period	$14.43	$13.71	$11.90	$8.87	$10.46

Total Return (%)	12.3	16.0	35.0	(14.9)	(1.2)
Ratio of operating expenses to average net assets (%)	0.34	0.35	0.40	0.43	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.34	0.35	0.40	0.43	0.52
Ratio of net investment income to average net assets (%)	1.18	0.85	0.85	0.70	0.71
Portfolio turnover rate (%)	33	42	22	46	45
Net assets, end of period (000)	$232,461	$197,642	$180,211	$117,340	$97,505

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.61	$11.83	$8.83	$10.43	$10.54

Income From Investment Operations
Net investment income	0.11	0.06	0.05	0.03	0.04
Net realized and unrealized gain (loss) of investments	1.40	1.79	2.99	(1.60)	(0.10)

Total from investment operations	1.51	1.85	3.04	(1.57)	(0.06)

Less Distributions
Distributions from net investment income	(0.07)	(0.04)	(0.04)	(0.03)	(0.02)
Distributions from net realized capital gains	(0.73)	(0.03)	0.00	0.00	(0.03)

Total distributions	(0.80)	(0.07)	(0.04)	(0.03)	(0.05)

Net Asset Value, End of Period	$14.32	$13.61	$11.83	$8.83	$10.43

Total Return (%)	12.0	15.7	34.5	(15.1)	3.1 (b)
Ratio of operating expenses to average net assets (%)	0.59	0.60	0.65	0.68	0.70 (c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.59	0.60	0.65	0.68	0.77 (c)
Ratio of net investment income to average net assets (%)	0.94	0.61	0.61	0.46	0.48 (c)
Portfolio turnover rate (%)	33	42	22	46	45
Net assets, end of period (000)	$111,361	$64,207	$31,858	$12,790	$5,895

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-206

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.65	$11.86	$8.85	$10.45	$10.54

Income from Investment Operations
Net investment income	0.14	0.08	0.06	0.05	0.00
Net realized and unrealized gain (loss) of investments	1.39	1.79	3.00	(1.61)	(0.09)

Total from investment operations	1.53	1.87	3.06	(1.56)	(0.09)

Less Distributions
Distributions from net investment income	(0.08)	(0.05)	(0.05)	(0.04)	0.00
Distributions from net realized capital gains	(0.73)	(0.03)	0.00	0.00	0.00

Total distributions	(0.81)	(0.08)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$14.37	$13.65	$11.86	$8.85	$10.45

Total Return (%)	12.2	15.9	34.8	(15.0)	(0.9	)(b)
Ratio of operating expenses to average net assets (%)	0.49	0.50	0.55	0.58	0.60	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.49	0.50	0.55	0.58	0.67	(c)
Ratio of net investment income to average net assets (%)	1.03	0.71	0.71	0.62	0.00	(c)
Portfolio turnover rate (%)	33	42	22	46	45
Net assets, end of period (000)	$66,712	$62,530	$49,881	$9,804	$0.1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-207

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—94.3% of Total Net Assets

Security Description	Shares	Value*

Auto Components—2.4%
BorgWarner, Inc.	90,100	$5,462,763
Johnson Controls, Inc.	162,400	11,840,584

		17,303,347

Automobiles—1.8%
Harley-Davidson, Inc.	251,800	12,965,182

Beverages—1.1%
Constellation Brands, Inc. (a)	315,800	8,283,434

Capital Markets—1.4%
The Bear Stearns Co., Inc.	91,000	10,513,230

Commercial Banks—2.7%
First Horizon National Corp. (b)	173,900	6,684,716
Hudson City Bancorp, Inc.	1,068,100	12,945,372

		19,630,088

Commercial Services & Supplies—0.9%
Manpower, Inc.	140,800	6,547,200

Communications Equipment—1.1%
Avaya, Inc. (a)	775,700	8,276,719

Computers & Peripherals—0.9%
Lexmark International, Inc. (Class A) (a)	148,900	6,675,187

Construction & Engineering—1.0%
Chicago Building & Iron Co., NV (b)	278,200	7,013,422

Diversified Consumer Services—1.5%
Career Education Corp. (a)	317,800	10,716,216

Diversified Financial Services—1.2%
CIT Group, Inc.	171,300	8,869,914

Diversified Telecommunication Services—0.4%
Amdocs, Ltd. (a)	120,100	3,302,750

Electric Utilities—2.4%
DPL, Inc. (b)	368,200	9,576,882
Edison International	190,700	8,316,427

		17,893,309

Gas Utilities—1.1%
Southwestern Energy Co. (a)	223,400	8,028,996

Health Care Providers & Services—4.6%
Coventry Health Care, Inc. (a)	188,550	10,739,808
Omnicare, Inc.	177,600	10,162,272
Triad Hospitals, Inc. (a)	170,800	6,700,484
WellPoint, Inc. (a)	75,600	6,032,124

		33,634,688

Security Description	Shares	Value*

Household Durables—14.3%
Beazer Homes USA, Inc. (b)	148,300	$10,802,172
Centex Corp. (b)	236,900	16,935,981
Hovnanian Enterprises, Inc. (Class A) (a) (b)	298,300	14,807,612
KB HOME	180,900	13,144,194
Lennar Corp. (Class A) (b)	238,800	14,571,576
NVR, Inc. (b)	15,000	10,530,000
Pulte Homes, Inc.	330,000	12,988,800
Whirlpool Corp.	132,100	11,064,696

		104,845,031

Household Products—1.2%
Spectrum Brands, Inc. (a)	428,700	8,706,897

Independent Power Producers & Energy Traders—2.3%
NRG Energy, Inc. (a)	19,500	918,840
TXU Corp.	309,800	15,548,862

		16,467,702

Insurance—4.5%
Ambac Financial Group, Inc.	104,900	8,083,594
Arch Capital Group, Ltd. (a)	96,000	5,256,000
Radian Group, Inc.	140,300	8,220,177
The PMI Group, Inc.	282,300	11,594,061

		33,153,832

Internet Software & Services—1.1%
Check Point Software Technologies, Ltd. (a)	415,706	8,355,691

Machinery—5.9%
Briggs & Stratton Corp. (b)	181,700	7,048,143
Eaton Corp.	99,400	6,668,746
Joy Global, Inc.	379,500	15,180,000
Terex Corp. (a) (b)	234,500	13,929,300

		42,826,189

Marine—5.8%
Frontline, Ltd.	198,000	7,508,160
General Maritime Corp. (b)	205,700	7,619,128
Overseas Shipholding Group, Inc.	126,900	6,394,491
Talisman Energy, Inc.	290,100	15,340,488
Teekay Shipping Corp. (b)	141,800	5,657,820

		42,520,087

Metals & Mining—4.9%
Alpha Natural Resources, Inc. (a) (b)	393,700	7,562,977
Arch Coal, Inc. (b)	184,800	14,691,600
Phelps Dodge Corp.	95,400	13,725,198

		35,979,775

Oil, Gas & Consumable Fuels—11.0%
Canadian Natural Resources, Ltd.	356,500	17,689,530
Denbury Resources, Inc. (a)	553,400	12,606,452
Peabody Energy Corp.	158,000	13,022,360

*See accompanying notes to financial statements.

MSF-208

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Quicksilver Resources, Inc. (a) (b)	303,950	$12,768,939
Sunoco, Inc.	104,200	8,167,196
XTO Energy, Inc.	364,508	16,016,482

		80,270,959

Personal Products—1.2%
NBTY, Inc. (a) (b)	528,300	8,584,875

Pharmaceuticals—1.2%
Shire Pharmaceuticals Group, Plc. (ADR) (b)	223,100	8,654,049

Real Estate—4.0%
Colonial Properties Trust (REIT)	167,500	7,031,650
Developers Diversified Realty Corp. (REIT)	222,400	10,457,248
iStar Financial, Inc. (REIT)	183,800	6,552,470
Trizec Properties, Inc. (REIT)	225,200	5,161,584

		29,202,952

Semiconductors & Semiconductor Equipment—0.9%
International Rectifier Corp. (a)	202,000	6,443,800

Software—0.6%
Activision, Inc. (a)	299,400	4,113,756

Specialty Retail—6.7%
Advance Auto Parts, Inc. (a)	285,150	12,392,619
Aeropostale, Inc. (a)	181,900	4,783,970
Foot Locker, Inc.	234,200	5,524,778
Hot Topic, Inc. (a) (b)	382,900	5,456,325
Ross Stores, Inc.	333,700	9,643,930
TJX Cos., Inc.	473,600	11,001,728

		48,803,350

Textiles, Apparel & Luxury Goods—0.7%
Jones Apparel Group, Inc.	159,600	4,902,912

Thrifts & Mortgage Finance—3.5%
Astoria Financial Corp.	259,300	7,623,420
IndyMac Bancorp, Inc. (b)	275,000	10,730,500
North Fork Bancorp., Inc.	276,440	7,563,398

		25,917,318

Total Common Stock (Identified Cost $614,567,599)		689,402,857

Short Term Investments—6.0%
Security Description	Face Amount	Value*

Repurchase Agreement—6.0%
State Street Corp. Repurchase Agreement dated 12/30/05 at 1.350% to be repurchased at $43,838,575 on 01/03/06, collateralized by $45,895,000 U.S. Treasury Note 3.000% due 02/15/08 with a value of $45,149,206.	$43,832,000	$43,832,000

Total Short Term Investments (Amortized Cost $43,832,000)		43,832,000

Total Investments—100.3% (Identified Cost $658,399,599) (c)		733,234,857
Liabilities in excess of other assets		(2,194,537)

Total Net Assets—100%		$731,040,320

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $105,739,417 and the collateral received consisted of cash in the amount of $108,470,861.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $658,753,422 and the composition of unrealized appreciation and (depreciation) of investment securities was $97,783,469 and ($23,302,034), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-209

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$733,234,857
Cash		802
Collateral for securities loaned		108,470,861
Receivable for:
Fund shares sold		1,401,125
Accrued interest and dividends		671,544
Foreign taxes		834

Total Assets		843,780,023
Liabilities
Payable for:
Fund shares redeemed	$2,043,799
Securities purchased	1,462,132
Withholding taxes	10,501
Return of collateral for securities loaned	108,470,861
Accrued expenses:
Management fees	412,066
Service and distribution fees	55,613
Other expenses	284,731

Total Liabilities		112,739,703

Net Assets		$731,040,320

Net assets consists of:
Capital paid in		$581,018,100
Undistributed net investment income		3,499,793
Accumulated net realized gains		71,686,590
Unrealized appreciation on investments and foreign currency		74,835,837

Net Assets		$731,040,320

Computation of offering price:
Class A
Net asset value and redemption price per share ($428,896,872 divided by 20,449,133 shares outstanding)		$20.97

Class B
Net asset value and redemption price per share ($209,448,182 divided by 10,080,177 shares outstanding)		$20.78

Class E
Net asset value and redemption price per share ($92,695,266 divided by 4,434,555 shares outstanding)		$20.90

Identified cost of investments		$658,399,599

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$8,296,110	(a)
Interest		344,494	(b)

		8,640,604
Expenses
Management fees	$4,044,482
Service and distribution fees—Class B	370,637
Service and distribution fees—Class E	122,634
Directors’ fees and expenses	22,264
Custodian	146,751
Audit and tax services	20,588
Legal	16,673
Printing	347,393
Insurance	9,833
Miscellaneous	5,856

Total expenses	5,107,111
Expense reductions	(106,351)	5,000,760

Net Investment Income		3,639,844

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		72,027,591
Unrealized depreciation on:
Investments—net	(2,076,907)
Foreign currency transactions—net	(421)	(2,077,328)

Net gain		69,950,263

Net Increase in Net Assets From Operations		$73,590,107

(a)	Net of foreign taxes of $15,219.
(b)	Includes income on securities loaned of $58,789.

See accompanying notes to financial statements.

MSF-210

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$3,639,844	$1,347,350
Net realized gain	72,027,591	49,698,079
Unrealized appreciation (depreciation)	(2,077,328)	30,006,292

Increase in net assets from operations	73,590,107	81,051,721

From Distributions to Shareholders
Net investment income
Class A	(1,093,272)	(645,888)
Class B	(154,056)	(46,144)
Class E	(131,834)	(95,556)

	(1,379,162)	(787,588)

Net realized gain
Class A	(31,397,414)	(7,010,577)
Class B	(11,326,185)	(1,045,262)
Class E	(6,923,173)	(1,276,527)

	(49,646,772)	(9,332,366)

Total distributions	(51,025,934)	(10,119,954)

Increase in net assets from capital share transactions	214,706,022	145,214,752

Total increase in net assets	237,270,195	216,146,519

Net Assets
Beginning of the period	493,770,125	277,623,606

End of the period	$731,040,320	$493,770,125

Undistributed Net Investment Income
End of the period	$3,500,793	$1,346,462

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	8,737,915	$177,372,794	4,162,851	$76,472,061
Reinvestments	1,812,085	32,490,686	425,833	7,656,465
Redemptions	(5,956,353)	(121,309,235)	(1,532,792)	(27,792,597)

Net increase	4,593,647	$88,554,245	3,055,892	$56,335,929

Class B
Sales	6,217,998	$123,832,063	3,390,016	$62,220,857
Reinvestments	645,320	11,480,241	61,075	1,091,406
Redemptions	(1,334,921)	(26,627,523)	(476,349)	(8,747,209)

Net increase	5,528,397	$108,684,781	2,974,742	$54,565,054

Class E
Sales	1,463,500	$29,390,220	2,299,766	$41,790,767
Reinvestments	394,355	7,055,007	76,481	1,372,083
Redemptions	(948,685)	(18,978,231)	(491,267)	(8,849,081)

Net increase	909,170	$17,466,996	1,884,980	$34,313,769

Increase derived from capital share transactions	11,031,214	$214,706,022	7,915,614	$145,214,752

See accompanying notes to financial statements.

MSF-211

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.67	$17.35	$12.76	$14.16	$14.82

Income From Investment Operations
Net investment income	0.12	0.07	0.06	0.06	0.13
Net realized and unrealized gain (loss) of investments	2.08	3.82	4.58	(1.42)	(0.50)

Total from investment operations	2.20	3.89	4.64	(1.36)	(0.37)

Less Distributions
Distributions from net investment income	(0.06)	(0.05)	(0.05)	(0.01)	(0.03)
Distributions from net realized capital gains	(1.84)	(0.52)	0.00	(0.03)	(0.26)

Total distributions	(1.90)	(0.57)	(0.05)	(0.04)	(0.29)

Net Asset Value, End of Period	$20.97	$20.67	$17.35	$12.76	$14.16

Total Return (%)	12.3	22.9	36.5	(9.6)	(2.5)
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	0.76	0.80	0.80	0.81
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.75	0.73	0.77	0.77	0.69
Ratio of net investment income to average net assets (%)	0.67	0.43	0.41	0.43	0.90
Portfolio turnover rate (%)	90	55	61	84	212
Net assets, end of period (000)	$428,897	$327,782	$222,050	$156,117	$160,074

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.51	$17.23	$12.69	$14.12	$14.36

Income From Investment Operations
Net investment income	0.07	0.03	0.03	0.01	0.04
Net realized and unrealized gain (loss) of investments	2.06	3.79	4.55	(1.40)	(0.28)

Total from investment operations	2.13	3.82	4.58	(1.39)	(0.24)

Less Distributions
Distributions from net investment income	(0.02)	(0.02)	(0.04)	(0.01)	0.00
Distributions from net realized capital gains	(1.84)	(0.52)	0.00	(0.03)	0.00

Total distributions	(1.86)	(0.54)	(0.04)	(0.04)	0.00

Net Asset Value, End of Period	$20.78	$20.51	$17.23	$12.69	$14.12

Total Return (%)	11.9	22.7	36.2	(9.9)	(1.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01	1.01	1.05	1.05	1.06	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99	0.98	1.02	1.02	0.97	(c)
Ratio of net investment income to average net assets (%)	0.46	0.17	0.18	0.17	0.77	(c)
Portfolio turnover rate (%)	90	55	61	84	212
Net assets, end of period (000)	$209,448	$93,366	$27,173	$11,113	$2,410

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-212

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.61	$17.31	$12.74	$14.15	$14.37

Income From Investment Operations
Net investment income	0.10	0.05	0.05	0.03	0.00
Net realized and unrealized gain (loss) of investments	2.06	3.81	4.57	(1.40)	(0.22)

Total from investment operations	2.16	3.86	4.62	(1.37)	(0.22)

Less Distributions
Distributions from net investment income	(0.03)	(0.04)	(0.05)	(0.01)	0.00
Distributions from net realized capital gains	(1.84)	(0.52)	0.00	(0.03)	0.00

Total distributions	(1.87)	(0.56)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$20.90	$20.61	$17.31	$12.74	$14.15

Total Return (%)	12.1	22.8	36.4	(9.7)	(1.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.91	0.95	0.95	0.96	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	0.88	0.92	0.92	0.87	(c)
Ratio of net investment income to average net assets (%)	0.52	0.28	0.29	0.29	0.67	(c)
Portfolio turnover rate (%)	90	55	61	84	212
Net assets, end of period (000)	$92,695	$72,652	$28,400	$5,735	$32

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-213

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—97.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.7%
K&F Industries Holdings, Inc. (a)	428,400	$6,580,224

Auto Components—1.6%
LKQ Corp. (a)	230,000	7,962,600
Tenneco Automotive, Inc. (a)	379,400	7,440,034

		15,402,634

Automobiles—0.8%
Winnebago Industries, Inc. (a)	247,000	8,220,160

Building Products—1.5%
Lennox International, Inc. (a)	524,100	14,779,620

Capital Markets—1.7%
Affiliated Managers Group, Inc. (a) (b)	204,400	16,403,100

Chemicals—1.0%
Airgas, Inc.	284,400	9,356,760

Commercial Banks—10.4%
Accredited Home Lenders Holding Co. (a)	101,796	5,047,046
Cathay General Bancorp. (a) (b)	245,100	8,808,894
City National Corp.	196,400	14,227,216
First Niagara Financial Group, Inc. (a)	412,800	5,973,216
Mercantile Bankshares Corp.	147,600	8,330,544
Sterling Bancshares, Inc. (a)	560,800	8,658,752
Sterling Financial Corp. (Washington) (a)	284,900	7,116,802
Trustmark Corp. (a)	309,300	8,496,471
Umpqua Holdings Corp. (a)	422,000	12,039,660
WestAmerica Bancorp (a)	122,300	6,490,461
Wintrust Financial Corp. (a)	191,400	10,507,860
WSFS Financial Corp. (a)	99,300	6,082,125

		101,779,047

Commercial Services & Supplies—6.2%
Banta Corp. (a)	373,400	18,595,320
Heidrick & Struggles International, Inc. (a) (b)	143,300	4,592,765
The Brinks Co.	666,900	31,951,179
Watson Wyatt & Co. Holdings (a) (b)	191,900	5,354,010

		60,493,274

Communications Equipment—1.0%
Polycom, Inc. (b)	302,200	4,623,660
Tekelec, Inc. (a)	393,800	5,473,820

		10,097,480

Computers & Peripherals—2.3%
Electronics for Imaging, Inc. (a)	273,500	7,277,835
Imation Corp.	323,400	14,899,038

		22,176,873

Construction & Engineering—3.1%
Dycom Industries, Inc. (a) (b)	482,600	10,617,200
Washington Group International, Inc. (a) (b)	374,300	19,826,671

		30,443,871

Security Description	Shares	Value*

Containers & Packaging—3.8%
AptarGroup, Inc. (a)	74,600	$3,894,120
Jarden Corp. (a)	674,349	20,331,622
Owens-Illinois, Inc. (b)	339,500	7,143,080
Packaging Corp. of America (a)	140,400	3,222,180
Smurfit-Stone Container Corp. (b)	186,500	2,642,705

		37,233,707

Diversified Financial Services—4.8%
CapitalSource, Inc. (a) (b)	333,600	7,472,640
National Financial Partners Corp. (a)	347,600	18,266,380
Walter Industries, Inc. (a)	425,200	21,140,944

		46,879,964

Electric Utilities—3.2%
Black Hills Corp. (a)	199,800	6,915,078
CMS Energy Corp. (b)	407,000	5,905,570
El Paso Electric Co. (a)	283,800	5,971,152
NorthWestern Energy Corp. (a) (b)	207,500	6,447,025
PNM Resources, Inc.	236,400	5,789,436

		31,028,261

Electrical Equipment—3.1%
Regal Beloit Corp. (a)	348,400	12,333,360
Thomas & Betts Corp. (b)	436,400	18,311,344

		30,644,704

Energy Equipment & Services—0.9%
Lone Star Technologies, Inc. (a) (b)	164,700	8,508,402

Food Products—1.2%
Hain Celestial Group, Inc. (b)	568,000	12,018,880

Gas Utilities—1.7%
CNX Gas Corp. (144A)	212,200	4,456,200
National Fuel Gas Co. (a)	182,800	5,701,532
Southern Union Co. (b)	254,100	6,004,383

		16,162,115

Health Care Equipment & Supplies—3.6%
Cooper Cos., Inc. (a)	150,000	7,695,000
Dentsply International, Inc.	220,900	11,860,121
Sybron Dental Specialties, Inc. (a) (b)	377,100	15,012,351

		34,567,472

Hotels, Restaurants & Leisure—7.6%
Gaylord Entertainment Co. (a) (b)	244,100	10,640,319
GTECH Holdings Corp.	620,500	19,694,670
Kerzner International Ltd. (a)	175,900	12,093,125
Landry’s Restaurants, Inc. (a)	279,700	7,470,787
Lone Star Steakhouse & Saloon, Inc. (a)	359,000	8,522,660
Orient-Express Hotels, Ltd. (Class A)	156,500	4,932,880
Pinnacle Entertainment, Inc. (a) (b)	417,100	10,306,541

		73,660,982

*See accompanying notes to financial statements.

MSF-214

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.8%
The Stanley Works	154,300	$7,412,572

Insurance—4.9%
Aspen Insurance Holdings, Ltd.	515,300	12,197,151
Hanover Insurance Group, Inc.	238,600	9,966,322
Max Re Capital, Ltd.	266,100	6,910,617
Platinum Underwriters Holdings, Ltd. (a)	313,400	9,737,338
Universal American Financial Corp. (a) (b)	584,000	8,806,720

		47,618,148

IT Services—0.7%
CACI International, Inc. (Class A) (b)	126,500	7,258,570

Leisure Equipment & Products—0.6%
K2, Inc. (a) (b)	378,900	3,830,679
RC2 Corp. (a) (b)	66,000	2,344,320

		6,174,999

Marine—0.8%
American Commercial Lines, Inc. (a) (b)	257,400	7,796,646

Media—0.5%
Regal Entertaintment Group (a)	278,900	5,304,678

Metals & Mining—1.3%
Foundation Coal Holdings, Inc. (a)	126,100	4,791,800
United States Steel Corp. (a)	153,800	7,393,166

		12,184,966

Multi-Utilities—0.7%
Questar Corp.	84,000	6,358,800

Multiline Retail—2.4%
BJ’s Wholesale Club, Inc. (b)	517,900	15,309,124
Saks, Inc.	481,000	8,109,660

		23,418,784

Oil, Gas & Consumable Fuels—2.8%
Comstock Resources, Inc. (b)	252,000	7,688,520
Equitable Resources, Inc.	204,200	7,492,098
Whiting Petroleum Corp. (a)	301,200	12,048,000

		27,228,618

Paper & Forest Products—0.6%
Bowater, Inc. (a)	205,000	6,297,600

Pharmaceuticals—0.9%
Par Pharmaceutical Companies, Inc. (a) (b)	277,400	8,693,716

Real Estate—3.1%
Highland Hospitality Corp. (REIT) (a)	435,300	4,810,065
LaSalle Hotel Properties (REIT)	150,600	5,530,032

Security Description	Shares	Value*

Real Estate—(Continued)

Rayonier, Inc. (REIT)	282,840	$11,271,174
U-Store-It Trust (REIT)	414,200	8,718,910

		30,330,181

Road & Rail—1.7%
Laidlaw International, Inc. (b)	605,000	14,054,150
RailAmerica, Inc. (a) (b)	226,200	2,485,938

		16,540,088

Semiconductors & Semiconductor Equipment—1.6%
Axcelis Technologies, Inc. (a) (b)	986,900	4,707,513
Brooks Automation, Inc. (a) (b)	326,900	4,096,057
Integrated Device Technology, Inc. (b)	537,700	7,086,886

		15,890,456

Software—2.8%
Borland Software Corp. (a) (b)	1,115,200	7,282,256
Hyperion Solutions Corp. (b)	279,150	9,999,153
SkillSoft, Plc. (ADR) (a) (b)	1,217,600	6,696,800
TIBCO Software, Inc. (b)	450,225	3,363,181

		27,341,390

Specialty Retail—6.4%
Linens ‘N Things, Inc. (a) (b)	585,900	15,584,940
OfficeMax, Inc. (a)	309,000	7,836,240
Stage Stores, Inc. (a)	245,449	7,309,471
The Children’s Place Retail Stores, Inc. (a) (b)	264,900	13,091,358
The Finish Line, Inc. (Class A) (a)	526,600	9,173,372
The Sports Authority, Inc. (a) (b)	288,000	8,965,440

		61,960,821

Textiles, Apparel & Luxury Goods—1.9%
Jones Apparel Group, Inc.	349,000	10,721,280
Phillips-Van Heusen Corp.	226,100	7,325,640

		18,046,920

Thrifts & Mortgage Finance—2.0%
Sovereign Bancorp, Inc.	915,100	19,784,462

Wireless Telecommunication Services—0.5%
UbiquiTel, Inc. (b)	501,700	4,961,813

Total Common Stock (Identified Cost $900,123,557)		947,041,758

*See accompanying notes to financial statements.

MSF-215

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2005

Short Term Investments—5.7%

Security Description	Face Amount	Value*

Discount Notes—4.2%
Federal Home Loan Bank 3.400%, 01/03/06	$41,300,000	$41,292,199

U.S. Treasury—1.5%
United States Treasury Bills 3.150%, 01/12/06	14,700,000	14,685,851

Total Short Term Investments (Amortized Cost $55,978,050)		55,978,050

Total Investments—102.9% (Identified Cost $956,101,607)(c)		1,003,019,808
Liabilities in excess of other assets		(28,551,868)

Total Net Assets—100%		$974,467,940

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $221,375,977 and the collateral received consisted of cash in the amount of $228,066,900.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $956,052,261 and the composition of unrealized appreciation and depreciation of investment securities was $74,304,583 and $(27,337,036), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, the market value of 144A securities was $4,456,200, which is 0.5% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-216

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$1,003,019,808
Cash		123,381
Collateral for securities loaned		228,066,900
Receivable for:
Securities sold		3,636,108
Fund shares sold		1,816,557
Accrued interest and dividends		1,495,951

Total Assets		1,238,158,705
Liabilities
Payable for:
Fund shares redeemed	$1,017,257
Securities purchased	33,679,896
Return of collateral for securities loaned	228,066,900
Accrued expenses:
Management fees	687,594
Service and distribution fees	57,185
Other expenses	181,933

Total Liabilities		263,690,765

Net Assets		$974,467,940

Net assets consists of:
Capital paid in		$736,899,121
Undistributed net investment income		3,019,166
Accumulated net realized gains		187,631,452
Unrealized appreciation on investments		46,918,201

Net Assets		$974,467,940

Computation of offering price:
Class A
Net asset value and redemption price per share ($604,086,129 divided by 32,560,284 shares outstanding)		$18.55

Class B
Net asset value and redemption price per share ($116,849,479 divided by 6,366,393 shares outstanding)		$18.35

Class E
Net asset value and redemption price per share ($253,532,332 divided by 13,770,103 shares outstanding)		$18.41

Identified cost of investments		$956,101,607

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$10,870,244	(a)
Interest		1,397,462	(b)

		12,267,706
Expenses
Management fees	$8,006,722
Service and distribution fees—Class B	223,130
Service and distribution fees—Class E	386,754
Directors’ fees and expenses	22,264
Custodian	202,862
Audit and tax services	21,038
Legal	25,094
Printing	314,564
Insurance	19,306
Miscellaneous	26,806

Total expenses	9,248,540
Expense reductions	(482,934)	8,765,606

Net Investment Income		3,502,100

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		188,560,892

Unrealized depreciation on:
Investments—net		(152,734,201)

Net gain		35,826,691

Net Increase in Net Assets From Operations		$39,328,791

(a)	Net of foreign taxes of $4,574.
(b)	Includes income on securities loaned of $373,235.

See accompanying notes to financial statements.

MSF-217

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income (loss)	$3,502,100	$(550,090)
Net realized gain	188,560,892	79,538,305
Unrealized appreciation (depreciation)	(152,734,201)	49,592,432

Increase in net assets from operations	39,328,791	128,580,647

From Distributions to Shareholders
Net realized gain
Class A	(42,516,221)	0
Class B	(5,460,595)	0
Class E	(17,557,622)	0

Total distributions	(65,534,438)	0

Increase in net assets from capital share transactions	1,426,644	130,062,137

Total increase (decrease) in net assets	(24,779,003)	258,642,784

Net Assets
Beginning of the period	999,246,943	740,604,159

End of the period	$974,467,940	$999,246,943

Undistributed Net Investment Income
End of the period	$3,019,166	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	5,458,141	$99,439,133	6,544,337	$112,507,468
Reinvestments	2,538,282	42,516,221	0	0
Redemptions	(10,228,100)	(186,914,961)	(5,518,652)	(95,179,548)

Net increase (decrease)	(2,231,677)	$(44,959,607)	1,025,685	$17,327,920

Class B
Sales	3,682,166	$66,518,582	3,141,001	$53,821,146
Reinvestments	328,952	5,460,595	0	0
Redemptions	(729,889)	(13,169,328)	(123,564)	(2,144,803)

Net increase	3,281,229	$58,809,849	3,017,437	$51,676,343

Class E
Sales	1,110,787	$20,092,410	5,955,493	$101,427,500
Reinvestments	1,055,146	17,557,622	0	0
Redemptions	(2,761,705)	(50,073,630)	(2,357,768)	(40,369,626)

Net increase (decrease)	(595,772)	$(12,423,598)	3,597,725	$61,057,874

Increase (decrease) derived from capital share transactions	(453,780)	$1,426,644	7,640,847	$130,062,137

See accompanying notes to financial statements.

MSF-218

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.17	$16.62	$11.07	$14.13	$12.24

Income From Investment Operations
Net investment income (loss)	0.08	0.00	(0.01)	(0.04)	0.02
Net realized and unrealized gain (loss) of investments	0.57	2.55	5.56	(2.95)	1.94

Total from investment operations	0.65	2.55	5.55	(2.99)	1.96

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	(0.01)
Distributions from net realized capital gains	(1.27)	0.00	0.00	(0.06)	(0.06)

Total distributions	(1.27)	0.00	0.00	(0.07)	(0.07)

Net Asset Value, End of Period	$18.55	$19.17	$16.62	$11.07	$14.13

Total Return (%)	4.2	15.3	50.1	(21.3)	16.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.89	0.93	0.95	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	0.87	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.42	(0.03)	(0.10)	(0.28)	0.18
Portfolio turnover rate (%)	175	33	44	27	15
Net assets, end of period (000)	$604,086	$666,800	$561,245	$319,202	$291,426

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.02	$16.53	$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	0.03	0.00	(0.01)	0.00	0.00
Net realized and unrealized gain (loss) of investments	0.57	2.49	5.50	(3.01)	0.00

Total from investment operations	0.60	2.49	5.49	(3.01)	0.00

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(1.27)	0.00	0.00	(0.06)	0.00

Total distributions	(1.27)	0.00	0.00	(0.07)	0.00

Net Asset Value, End of Period	$18.35	$19.02	$16.53	$11.04	$14.12

Total Return (%)	3.9	15.1	49.7	(21.5)	0.00	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	1.14	1.18	1.20	1.23	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.09	1.12	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.20	(0.09)	(0.26)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	175	33	44	27	15
Net assets, end of period (000)	$116,849	$58,676	$1,120	$10	$0.01

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-219

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.06	$16.55	$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	0.05	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) of investments	0.57	2.53	5.53	(3.00)	0.01

Total from investment operations	0.62	2.51	5.51	(3.01)	0.00

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(1.27)	0.00	0.00	(0.06)	0.00

Total distributions	(1.27)	0.00	0.00	(0.07)	0.00

Net Asset Value, End of Period	$18.41	$19.06	$16.55	$11.04	$14.12

Total Return (%)	4.0	15.2	49.9	(21.5)	0.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.04	1.08	1.10	1.13	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99	1.02	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.27	(0.16)	(0.22)	(0.43)	(0.25	)(c)
Portfolio turnover rate (%)	175	33	44	27	15
Net assets, end of period (000)	$253,532	$273,771	$178,240	$56,055	$6,720

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-220

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—97.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.3%
Argon, Inc. (a)	14,500	$449,210
Essex Corp. (a)	50,200	855,910
K&F Industries Holdings, Inc.	32,800	503,808
Orbital Sciences Corp. (a)	52,300	671,532

		2,480,460

Air Freight & Logistics—1.6%
Forward Air Corp.	46,000	1,685,900

Airlines—0.7%
Republic Airways Holdings, Inc. (a)	52,300	794,960

Automobiles—0.7%
Winnebago Industries, Inc.	24,000	798,720

Biotechnology—2.2%
Digene Corp. (a)	25,500	743,835
Serologicals Corp. (a)	38,000	750,120
Telik, Inc. (a)	52,800	897,072

		2,391,027

Chemicals—3.4%
Cabot Corp.	24,500	877,100
FMC Corp. (a)	24,300	1,292,031
Minerals Technologies, Inc.	17,600	983,664
Westlake Chemical Corp.	20,000	576,200

		3,728,995

Commercial Banks—3.3%
East West Bancorp, Inc.	19,000	693,310
First State Bancorp	34,800	834,852
Franklin Bank Corp. (a)	19,100	343,609
Greater Bay Bancorp	22,300	571,326
Hancock Holding Co.	12,500	472,625
Signature Bank (a)	14,900	418,243
WestAmerica Bancorp	4,700	249,429

		3,583,394

Commercial Services & Supplies—5.7%
Advance America Cash Advance Centers, Inc.	37,300	462,520
CDI Corp.	35,100	961,740
Global Cash Access, Inc. (a)	40,600	592,354
Global Payments, Inc.	30,800	1,435,588
Headwaters, Inc. (a)	26,400	935,616
LECG Corp. (a)	27,000	469,260
Lincoln Educational Services (a)	31,800	453,468
Strayer Education, Inc.	5,000	468,500
Waste Connections, Inc. (a)	10,650	366,999

		6,146,045

Communications Equipment—2.9%
Arris Group, Inc. (a)	75,300	713,091
Avocent Corp. (a)	32,900	894,551
ViaSat, Inc. (a)	57,800	1,544,994

		3,152,636

Security Description	Shares	Value*

Distributors—0.6%
Beacon Roofing Supply, Inc.	22,800	$655,044

Diversified Consumer Services—0.7%
Regis Corp.	19,000	732,830

Diversified Financial Services—5.2%
Ares Capital Corp.	37,838	608,057
CapitalSource, Inc. (a)	56,200	1,258,880
Doral Financial Corp.	40,400	428,240
Financial Federal Corp.	22,100	982,345
GFI Group, Inc. (a)	12,900	611,847
Jackson Hewitt Tax Service, Inc.	23,200	642,872
National Financial Partners Corp.	21,400	1,124,570

		5,656,811

Electronic Equipment & Instruments—5.9%
Coherent, Inc. (a)	23,600	700,448
Electro Scientific Industries, Inc. (a)	26,200	632,730
FLIR Systems, Inc. (a)	50,200	1,120,966
Greatbatch, Inc. (a)	50,000	1,300,500
Mettler-Toledo International, Inc. (a)	8,000	441,600
Tektronix, Inc.	38,400	1,083,264
Trimble Navigation, Ltd. (a)	32,950	1,169,395

		6,448,903

Energy Equipment & Services—4.8%
Basic Energy Services, Inc. (a)	7,000	139,650
Cal Dive International, Inc. (a)	50,800	1,823,212
FMC Technologies, Inc. (a)	29,400	1,261,848
Oil States International, Inc. (a)	16,200	513,216
Superior Energy Services, Inc. (a)	69,600	1,465,080

		5,203,006

Health Care Equipment & Supplies—4.1%
American Medical Systems Holdings, Inc. (a)	54,700	975,301
Merit Medical Systems, Inc. (a)	44,866	544,673
Molecular Devices Corp. (a)	28,100	812,933
STERIS Corp.	30,700	768,114
Symmetry Medical, Inc. (a)	17,500	339,325
Varian, Inc. (a)	26,100	1,038,519

		4,478,865

Health Care Providers & Services—7.0%
MAXIMUS, Inc.	15,300	561,357
Parexel International Corp. (a)	33,700	682,762
Pharmaceutical Product Development, Inc. (a)	15,300	947,835
Psychiatric Solutions, Inc. (a)	17,400	1,022,076
RehabCare Group, Inc. (a)	28,500	575,700
Sierra Health Services, Inc. (a)	14,300	1,143,428
Symbion, Inc. (a)	20,700	476,100
United Surgical Partners International, Inc. (a)	30,300	974,145
VCA Antech, Inc. (a)	44,800	1,263,360

		7,646,763

*See accompanying notes to financial statements.

MSF-221

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—5.8%
BJ’s Restaurants, Inc. (a)	26,400	$603,504
Four Seasons Hotels, Inc.	14,100	701,475
Gaylord Entertainment Co. (a)	18,700	815,133
Orient-Express Hotels, Ltd. (Class A)	30,500	961,360
P.F. Chang’s China Bistro, Inc. (a)	13,700	679,931
Panera Bread Co. (a)	11,700	768,456
Penn National Gaming, Inc. (a)	52,800	1,739,760

		6,269,619

Insurance—0.6%
Aspen Insurance Holdings, Ltd.	3,700	87,579
Max Re Capital, Ltd.	22,900	594,713

		682,292

Internet Software & Services—4.1%
FileNET Corp. (a)	41,900	1,083,115
Marchex, Inc. (a)	66,300	1,491,087
NetIQ Corp. (a)	48,200	592,378
RightNow Technologies, Inc. (a)	24,800	457,808
ValueClick, Inc. (a)	46,600	843,926

		4,468,314

IT Services—1.9%
BearingPoint, Inc. (a)	101,200	795,432
Sapient Corp. (a)	130,800	744,252
TNS, Inc. (a)	29,900	573,482

		2,113,166

Machinery—3.8%
CLARCOR, Inc.	9,500	282,245
Flowserve Corp. (a)	41,100	1,625,916
Oshkosh Truck Corp.	14,000	624,260
The Manitowoc Co., Inc.	15,500	778,410
Wabash National Corp.	40,700	775,335

		4,086,166

Media—0.2%
Entravision Communications Corp. (Class A) (a)	29,500	210,040

Metals & Mining—0.3%
Alpha Natural Resources, Inc. (a)	19,500	374,595

Multiline Retail—0.4%
Tuesday Morning Corp.	23,000	481,160

Oil, Gas & Consumable Fuels—2.0%
Bill Barrett Corp. (a)	19,800	764,478
Bronco Drilling Co., Inc. (a)	9,300	213,993
Denbury Resources, Inc. (a)	51,000	1,161,780

		2,140,251

Pharmaceuticals—3.8%
Adams Respiratory Therapeutics, Inc. (a)	12,800	520,448
Angiotech Pharmaceuticals, Inc. (a)	60,400	794,260
Coley Pharmaceutical Group, Inc. (a)	40,500	613,980

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Impax Laboratories, Inc. (a)	60,100	$643,070
Panacos Pharmaceuticals, Inc. (a)	42,900	297,297
Pharmion Corp. (a)	8,300	147,491
The Medicines Co. (a)	29,600	516,520
Trimeris, Inc. (a)	52,900	607,821

		4,140,887

Real Estate—2.2%
Innkeepers USA Trust (REIT)	46,600	745,600
Jones Lang LaSalle, Inc. (a)	19,600	986,860
MeriStar Hospitality Corp. (REIT)	75,700	711,580

		2,444,040

Road & Rail—2.2%
Knight Transportation, Inc.	58,575	1,214,260
Landstar System, Inc.	27,600	1,152,024

		2,366,284

Semiconductors & Semiconductor Equipment—9.9%
Actel Corp. (a)	40,500	515,565
Cabot Microelectronics Corp. (a)	8,600	252,238
Exar Corp. (a)	11,437	143,192
FormFactor, Inc. (a)	36,000	879,480
Integrated Device Technology, Inc. (a)	28,140	370,885
Microsemi Corp. (a)	48,320	1,336,531
Microtune, Inc. (a)	96,100	400,737
Power Integrations, Inc. (a)	50,400	1,200,024
Semtech Corp. (a)	71,900	1,312,894
Silicon Laboratories, Inc. (a)	50,800	1,862,328
Sirf Technology Holdings, Inc.	20,800	619,840
Varian Semiconductor Equipment, Inc. (a)	41,600	1,827,488
ZiLOG, Inc. (a)	27,600	67,344

		10,788,546

Software—6.8%
Entrust, Inc. (a)	94,800	458,832
Hyperion Solutions Corp. (a)	19,050	682,371
Jack Henry & Associates, Inc.	36,700	700,236
Micromuse, Inc. (a)	65,100	643,839
MICROS Systems, Inc. (a)	21,000	1,014,720
National Instruments Corp.	43,200	1,384,560
Quest Software, Inc. (a)	69,500	1,014,005
The Ultimate Software Group, Inc. (a)	6,000	114,420
THQ, Inc. (a)	36,050	859,792
Witness Systems, Inc.	26,300	517,321

		7,390,096

Specialty Retail—2.0%
Cost Plus, Inc. (a)	28,600	490,490
Hot Topic, Inc. (a)	41,000	584,250
Tractor Supply Co. (a)	15,200	804,688
Zumiez, Inc. (a)	6,700	289,574

		2,169,002

*See accompanying notes to financial statements.

MSF-222

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Wireless Telecommunication Services—0.5%
JAMDAT Mobile, Inc. (a)	19,300	$512,994

Total Common Stock (Identified Cost $92,910,838)		106,221,811

Short Term Investments—2.3%
Security Description	Face Amount	Value*

Discount Notes—2.3%
Federal Home Loan Bank 3.400%, 01/03/06	$2,510,000	2,509,526

Total Short Term Investments (Amortized Cost $2,509,526)		2,509,526

Total Investments—99.9% (Identified Cost $95,420,364) (b)		108,731,337
Other assets less liabilities		121,042

Total Net Assets—100%		$108,852,379

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $95,572,608 and the composition of unrealized appreciation and depreciation of investment securities was $17,382,151 and $(4,223,422), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-223

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$108,731,337
Cash		5,766
Receivable for:
Securities sold		32,772
Fund shares sold		238,576
Accrued interest and dividends		174,041

Total Assets		109,182,492
Liabilities
Payable for:
Fund shares redeemed	$106,401
Securities purchased	74,219
Withholding taxes	100
Accrued expenses:
Management fees	84,684
Service and distribution fees	15,158
Other expenses	49,551

Total Liabilities		330,113

Net Assets		$108,852,379

Net assets consists of:
Capital paid in		$89,659,297
Accumulated net realized gains		5,882,110
Unrealized appreciation on investments		13,310,972

Net Assets		$108,852,379

Computation of offering price:
Class A
Net asset value and redemption price per share ($33,042,167 divided by 3,167,841 shares outstanding)		$10.43

Class B
Net asset value and redemption price per share ($61,757,821 divided by 5,985,466 shares outstanding)		$10.32

Class E
Net asset value and redemption price per share ($14,052,391 divided by 1,354,607 shares outstanding)		$10.37

Identified cost of investments		$95,420,364

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$462,586 (a)
Interest		113,431

		576,017
Expenses
Management fees	$852,255
Deferred expense reimbursement	30,000
Service and distribution fees—Class B	121,865
Service and distribution fees—Class E	21,357
Directors’ fees and expenses	22,233
Custodian	105,035
Audit and tax services	22,044
Legal	2,473
Printing	26,116
Insurance	1,724
Miscellaneous	4,444

Total expenses	1,209,546
Expense reductions	(18,502)	1,191,044

Net Investment Loss		(615,027)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		6,499,422
Unrealized depreciation on:
Investments—net		(526,903)

Net gain		5,972,519

Net Increase in Net Assets From Operations		$5,357,492

(a)	Net of foreign taxes of $1,587.

See accompanying notes to financial statements.

MSF-224

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment loss	$(615,027)	$(639,639)
Net realized gain	6,499,422	4,706,692
Unrealized appreciation (depreciation)	(526,903)	3,812,327

Increase in net assets from operations	5,357,492	7,879,380

From Distributions to Shareholders
Net realized gain
Class A	(1,092,133)	0
Class B	(1,500,258)	0
Class E	(501,060)	0

Total distributions	(3,093,451)	0

Increase in net assets from capital share transactions	25,487,835	15,045,143

Total increase in net assets	27,751,876	22,924,523

Net Assets
Beginning of the period	81,100,503	58,175,980

End of the period	$108,852,379	$81,100,503

Undistributed Net Investment Loss
End of the period	$0	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	962,709	$9,623,280	1,284,110	$12,199,181
Reinvestments	120,147	1,092,133	0	0
Redemptions	(996,343)	(9,952,683)	(976,814)	(9,210,643)

Net increase	86,513	$762,730	307,296	$2,988,538

Class B
Sales	3,436,232	$33,830,167	1,583,408	$14,827,409
Reinvestments	166,510	1,500,258	0	0
Redemptions	(993,396)	(9,917,236)	(631,083)	(5,914,979)

Net increase	2,609,346	$25,413,189	952,325	$8,912,430

Class E
Sales	312,152	$3,096,915	702,934	$6,660,072
Reinvestments	55,366	501,060	0	0
Redemptions	(423,532)	(4,286,059)	(374,713)	(3,515,897)

Net increase (decrease)	(56,014)	$(688,084)	328,221	$3,144,175

Increase derived from capital share transactions	2,639,845	$25,487,835	1,587,842	$15,045,143

See accompanying notes to financial statements.

MSF-225

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.35	$9.29	$6.41	$8.88	$10.00

Income from Investment Operations
Net investment income (loss)	(0.05)	(0.08)	(0.04)	(0.04)	0.00
Net realized and unrealized gain (loss) of investments	0.48	1.14	2.92	(2.43)	(1.12)

Total from investment operations	0.43	1.06	2.88	(2.47)	(1.12)

Less Distributions
Distributions from net realized capital gains	(0.35)	0.00	0.00	0.00	0.00

Total distributions	(0.35)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.43	$10.35	$9.29	$6.41	$8.88

Total Return (%)	4.7	11.4	44.9	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.13	1.15	1.13	1.05	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.11	1.15	—	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.13	1.15	1.32	1.51	2.69	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.52)	(0.80)	(0.68)	(0.60)	0.00	(c)
Portfolio turnover rate (%)	52	50	38	33	67	(c)
Net assets, end of period (000)	$33,042	$31,892	$25,762	$12,079	$7,468

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.27	$9.24	$6.39	$8.88	$10.00

Income from Investment Operations
Net investment loss	(0.05)	(0.08)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) of investments	0.45	1.11	2.90	(2.45)	(1.11)

Total from investment operations	0.40	1.03	2.85	(2.49)	(1.12)

Less Distributions
Distributions from net realized capital gains	(0.35)	0.00	0.00	0.00	0.00

Total distributions	(0.35)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.32	$10.27	$9.24	$6.39	$8.88

Total Return (%)	4.4	11.1	44.6	(28.0)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.38	1.40	1.38	1.30	1.30	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.36	1.40	—	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.38	1.40	1.57	1.76	2.94	(c)
Ratio of net investment loss to average net assets (%)	(0.73)	(1.05)	(0.93)	(0.85)	(0.51	)(c)
Portfolio turnover rate (%)	52	50	38	33	67	(c)
Net assets, end of period (000)	$61,758	$34,664	$22,385	$9,403	$4,493

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-226

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.31	$9.27	$6.41	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.07)	(0.09)	(0.04)	(0.01)	0.00
Net realized and unrealized gain (loss) of investments	0.48	1.13	2.90	(2.46)	(1.12)

Total from investment operations	0.41	1.04	2.86	(2.47)	(1.12)

Less Distributions
Distributions from net realized capital gains	(0.35)	0.00	0.00	0.00	0.00

Total distributions	(0.35)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.37	$10.31	$9.27	$6.41	$8.88

Total Return (%)	4.5	11.2	44.6	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.28	1.30	1.28	1.20	1.20	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.26	1.30	—	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.28	1.30	1.47	1.66	2.84	(c)
Ratio of net investment loss to average net assets (%)	(0.67)	(0.95)	(0.84)	(0.72)	(0.41	)(c)
Portfolio turnover rate (%)	52	50	38	33	67	(c)
Net assets, end of period (000)	$14,052	$14,545	$10,029	$2,235	$6

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-227

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—97.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.8%
Aviall, Inc. (a)	63,000	$1,814,400
Essex Corp. (a) (b)	95,300	1,624,865

		3,439,265

Auto Components—0.8%
Commercial Vehicle Group, Inc. (a) (b)	67,200	1,262,016
Cooper Tire & Rubber Co. (b)	61,625	944,095
Lear Corp. (b)	40,425	1,150,495

		3,356,606

Automobiles—0.2%
Winnebago Industries, Inc. (b)	31,800	1,058,304

Biotechnology—1.4%
Cubist Pharmaceuticals, Inc.	63,025	1,339,281
Keryx Biopharmaceuticals, Inc. (a) (b)	66,450	972,828
Neurocrine Biosciences, Inc. (a)	13,625	854,696
Nuvelo, Inc. (a)	116,225	942,585
United Therapeutics Corp. (b)	12,450	860,544
Vertex Pharmaceuticals, Inc. (a) (b)	33,600	929,712

		5,899,646

Building Products—0.7%
Griffon Corp. (b)	40,400	961,924
Lennox International, Inc.	65,175	1,837,935

		2,799,859

Capital Markets—0.5%
Affiliated Managers Group, Inc. (a) (b)	24,875	1,996,219

Chemicals—1.8%
Cabot Corp.	21,875	783,125
Cytec Industries, Inc.	55,375	2,637,511
FMC Corp. (a)	19,400	1,031,498
Spartech Corp. (b)	75,750	1,662,713
The Scotts Miracle-Gro Co. (b)	31,750	1,436,370

		7,551,217

Commercial Banks—7.3%
Alabama National Bancorp (b)	25,025	1,620,619
Capital Corp. of the West	7,275	236,074
Centerstate Banks of Florida, Inc.	31,700	1,093,650
Community Bancorp (a) (b)	37,450	1,183,795
CVB Financial Corp. (b)	91,831	1,865,088
East West Bancorp, Inc.	63,600	2,320,764
First Midwest Bancorp, Inc.	48,850	1,712,681
FirstFed Financial Corp. (a) (b)	35,925	1,958,631
Hanmi Financial Corp. (b)	91,575	1,635,529
Iberiabank Corp. (b)	33,499	1,708,797
Independent Bank Corp. (b)	75,113	2,045,324
Midwest Banc Holdings, Inc. (b)	50,875	1,131,969
Pennsylvania Commerce Bancorp, Inc. (a) (b)	34,100	1,086,085
PFF Bancorp, Inc.	45,950	1,402,394
PrivateBancorp, Inc. (b)	55,600	1,977,692
Provident Bancorp, Inc. (b)	79,694	877,431

Security Description	Shares	Value*

Commercial Banks—(Continued)
Signature Bank (a)	70,250	$1,971,917
Texas Regional Bancshares, Inc.	54,312	1,537,030
The South Financial Group, Inc.	44,875	1,235,857
Wintrust Financial Corp.	44,350	2,434,815

		31,036,142

Commercial Services & Supplies—6.8%
Adesa, Inc.	51,725	1,263,125
American Ecology Corp. (b)	27,225	392,857
American Reprographics Co. (b)	43,400	1,102,794
CRA International, Inc. (a) (b)	45,150	2,153,203
Electro Rent Corp.	13,500	201,285
Gevity HR, Inc.	76,975	1,979,797
Heartland Payment Systems, Inc. (a) (b)	73,100	1,583,346
Hudson Highland Group, Inc. (a) (b)	129,075	2,240,742
LECG Corp. (a) (b)	80,800	1,404,304
Lightbridge, Inc. (a)	113,975	944,853
McGrath Rentcorp (b)	74,300	2,065,540
Mobile Mini, Inc. (a) (b)	27,275	1,292,835
Navigant Consulting, Inc. (a) (b)	106,850	2,348,563
On Assignment, Inc. (a)	118,075	1,288,198
PeopleSupport, Inc. (a)	168,850	1,433,537
The Corporate Executive Board Co.	21,975	1,971,157
Waste Connections, Inc. (a)	55,674	1,918,526
Wright Express Corp. (a)	158,300	3,482,600

		29,067,262

Communications Equipment—3.2%
ADTRAN, Inc.	54,700	1,626,778
Anaren, Inc. (a)	73,575	1,149,977
CommScope, Inc. (a)	101,375	2,040,679
DSP Group, Inc. (a)	71,975	1,803,693
Foundry Networks, Inc. (a)	124,375	1,717,619
McDATA Corp. (Class A) (a) (b)	235,925	896,515
Oplink Communications, Inc. (a) (b)	64,850	940,325
Polycom, Inc. (a)	62,325	953,572
Redback Networks, Inc. (a) (b)	95,200	1,338,512
SafeNet, Inc. (a) (b)	21,750	700,785
Tekelec, Inc. (b)	49,775	691,873

		13,860,328

Computers & Peripherals—1.2%
Avid Technology, Inc. (a)	33,675	1,844,043
Electronics for Imaging, Inc.	70,475	1,875,340
Imation Corp.	35,050	1,614,753

		5,334,136

Construction & Engineering—1.0%
Insituform Technologies, Inc. (a) (b)	108,625	2,104,066
Washington Group International, Inc. (a) (b)	44,625	2,363,786

		4,467,852

Construction Materials—0.6%
Eagle Materials, Inc. (b)	8,350	1,021,706
Texas Industries, Inc.	35,175	1,753,122

		2,774,828

*See accompanying notes to financial statements.

MSF-228

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Consumer Services—1.5%
Bright Horizons Family Solutions, Inc. (a)	52,925	$1,960,871
Laureate Education, Inc. (a)	50,100	2,630,751
Regis Corp.	25,325	976,785
Vertrue, Inc. (a) (b)	27,050	955,677

		6,524,084

Diversified Financial Services—2.4%
Advanta Corp. (Class B) (b)	92,703	3,007,285
GFI Group, Inc. (a) (b)	36,150	1,714,595
International Securities Exchange, Inc. (b)	53,925	1,484,016
National Financial Partners Corp.	47,175	2,479,046
United PanAm Financial Corp. (a)	52,750	1,364,643

		10,049,585

Diversified Telecommunication Services—0.5%
Commonwealth Telephone Enterprises, Inc. (a)	24,350	822,300
Iowa Telecommunications Services, Inc. (b)	82,525	1,278,312

		2,100,612

Electric Utilities—0.9%
ALLETE, Inc.	18,375	808,500
NorthWestern Energy Corp. (a) (b)	82,475	2,562,498
Otter Tail Corp. (b)	21,625	626,693

		3,997,691

Electrical Equipment—1.0%
AMETEK, Inc.	60,600	2,577,924
General Cable Corp. (a) (b)	89,500	1,763,150

		4,341,074

Electronic Equipment & Instruments—2.0%
Anixter International, Inc. (a)	50,775	1,986,318
Excel Technology, Inc. (a) (b)	54,675	1,300,171
Intermagnetics General Corp. (a)	76,525	2,441,147
Keithley Instruments, Inc.	48,775	681,875
Rofin-Sinar Technologies, Inc. (a)	49,025	2,131,117

		8,540,628

Energy Equipment & Services—4.0%
Allis-Chalmers Energy, Inc. (a) (b)	81,250	1,011,562
Cal Dive International, Inc. (a) (b)	84,000	3,014,760
CARBO Ceramics, Inc.	55,762	3,151,668
Core Laboratories NV (b)	24,075	899,442
Dril-Quip, Inc.	28,875	1,362,900
FMC Technologies, Inc. (a)	59,875	2,569,835
Oil States International, Inc. (a)	51,375	1,627,560
Unit Corp. (a)	34,325	1,888,905
Universal Compression Holdings, Inc. (a) (b)	41,400	1,702,368

		17,229,000

Food & Staples Retailing—0.8%
Casey’s General Stores, Inc.	84,925	2,106,140
Smart & Final, Inc. (a)	115,525	1,487,962

		3,594,102

Security Description	Shares	Value*

Food Products—0.7%
J & J Snack Foods Corp.	21,663	$1,286,999
Ralcorp Holdings, Inc. (a)	47,575	1,898,718

		3,185,717

Gas Utilities—1.1%
Energen Corp.	18,975	689,172
ONEOK, Inc.	46,875	1,248,281
Southern Union Co. (a)	42,988	1,015,807
UGI Corp.	82,900	1,707,740

		4,661,000

Health Care Equipment & Supplies—4.7%
American Medical Systems Holdings, Inc. (a)	86,775	1,547,198
Arrow International, Inc.	63,425	1,838,691
ArthroCare Corp. (a) (b)	45,000	1,896,300
Aspect Medical Systems, Inc. (a) (b)	28,050	963,518
Computer Programs & Systems, Inc. (b)	40,600	1,682,058
ev3, Inc. (a) (b)	98,325	1,449,310
LCA-Vision, Inc. (b)	49,625	2,357,684
Meridian Bioscience, Inc. (b)	95,500	1,923,370
NuVasive, Inc. (a) (b)	82,600	1,495,060
Sybron Dental Specialties, Inc. (a)	40,500	1,612,305
Symmetry Medical, Inc. (a) (b)	124,975	2,423,265
West Pharmaceutical Services, Inc. (b)	40,875	1,023,101

		20,211,860

Health Care Providers & Services—3.3%
Chemed Corp.	51,600	2,563,488
LifePoint Hospitals, Inc. (a)	32,850	1,231,875
Matria Healthcare, Inc. (a) (b)	53,249	2,063,931
Psychiatric Solutions, Inc. (a)	27,050	1,588,917
Symbion, Inc. (a) (b)	66,950	1,539,850
The Advisory Board Co. (a)	50,750	2,419,252
United Surgical Partners International, Inc. (a) (b)	47,925	1,540,789
Ventiv Health, Inc. (a) (b)	50,475	1,192,220

		14,140,322

Hotels, Restaurants & Leisure—2.6%
CEC Entertainment, Inc. (a)	28,700	976,948
Dover Downs Gaming & Entertainment, Inc.	91,504	1,294,782
Fairmont Hotels & Resorts, Inc. (b)	29,525	1,252,155
McCormick & Schmick’s Restaurants, Inc. (a) (b)	58,475	1,322,120
Pinnacle Entertainment, Inc. (a) (b)	105,450	2,605,669
Sunterra Corp. (a) (b)	124,500	1,770,390
The Steak N Shake Co. (a)	33,300	564,435
Trump Entertainment Resorts, Inc. (a) (b)	63,725	1,282,784

		11,069,283

Household Durables—0.7%
Lifetime Brands, Inc. (b)	77,100	1,593,657
Tupperware Corp.	60,225	1,349,040

		2,942,697

*See accompanying notes to financial statements.

MSF-229

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—5.3%
American Equity Investment Life (b)	163,475	$2,133,349
AmerUs Group Co. (b)	13,350	756,545
Arch Capital Group, Ltd. (a)	32,675	1,788,956
Argonaut Group, Inc.	45,325	1,485,300
Delphi Financial Group, Inc.	51,512	2,370,067
Endurance Specialty Holdings, Ltd.	64,600	2,315,910
HealthExtras, Inc. (a) (b)	52,225	1,310,847
KMG America Corp. (a) (b)	114,375	1,049,963
Ohio Casualty Corp. (a)	70,050	1,983,816
ProAssurance Corp. (a)	41,375	2,012,480
Protective Life Corp.	40,500	1,772,685
RLI Corp. (b)	36,950	1,842,696
The Navigators Group, Inc. (a)	41,700	1,818,537

		22,641,151

Internet & Catalog Retail—1.1%
Blue Nile, Inc. (a) (b)	42,025	1,694,028
Coldwater Creek, Inc. (a)	58,237	1,777,976
FTD Group, Inc. (a) (b)	102,975	1,069,910

		4,541,914

Internet Software & Services—3.3%
Akamai Technologies, Inc. (b)	97,725	1,947,659
Aladdin Knowledge Systems (a) (b)	79,825	1,374,587
Digital Insight Corp. (a)	41,200	1,319,224
Digitas, Inc. (a)	151,875	1,901,475
j2 Global Communications, Inc. (a) (b)	41,575	1,776,916
Online Resources Corp. (a) (b)	168,225	1,858,886
Websense, Inc. (a) (b)	30,850	2,024,994
WebSideStory, Inc. (a) (b)	102,250	1,853,792

		14,057,533

IT Services—1.1%
Anteon International Corp. (a)	29,350	1,595,172
Perot Systems Corp. (Class A) (a)	119,850	1,694,679
SRA International, Inc. (a)	51,000	1,557,540

		4,847,391

Machinery—5.5%
Actuant Corp. (b)	55,825	3,115,035
Albany International Corp. (Class A)	31,900	1,153,504
American Science & Engineering, Inc. (a) (b)	20,275	1,264,552
Barnes Group, Inc.	52,975	1,748,175
Bucyrus International, Inc. (b)	41,575	2,191,002
CLARCOR, Inc.	58,100	1,726,151
ESCO Technologies, Inc. (a) (b)	32,900	1,463,721
Freightcar America, Inc.	33,825	1,626,306
Harsco Corp.	26,700	1,802,517
IDEX Corp.	57,862	2,378,707
Joy Global, Inc.	41,830	1,673,200
Nordson Corp.	29,625	1,200,109
RBC Bearings, Inc. (a) (b)	87,725	1,425,531
The Greenbrier Cos., Inc.	27,875	791,650

		23,560,160

Security Description	Shares	Value*

Marine—0.4%
American Commercial Lines, Inc. (a) (b)	56,250	$1,703,813

Media—2.9%
aQuantive, Inc. (a)	38,300	966,692
CCE Spinco, Inc.	119,300	1,562,830
Harte-Hanks, Inc.	59,475	1,569,545
John Wiley & Sons, Inc.	31,650	1,235,616
R. H. Donnelley Corp. (a) (b)	66,600	4,103,892
Saga Communications, Inc. (a) (b)	11,200	121,744
Scholastic Corp. (a)	35,700	1,017,807
Thomas Nelson, Inc. (b)	37,750	930,538
Valassis Communications, Inc. (a)	32,100	933,147

		12,441,811

Metals & Mining—1.2%
AMCOL International Corp.	60,675	1,245,051
Century Aluminum Co. (b)	46,550	1,220,076
Chaparral Steel Co. (a)	52,225	1,579,806
Reliance Steel & Aluminum Co.	16,050	980,976

		5,025,909

Multiline Retail—0.5%
Big Lots, Inc. (a)	79,750	957,797
Dollar Tree Stores, Inc. (a)	54,150	1,296,351

		2,254,148

Oil, Gas & Consumable Fuels—2.7%
ATP Oil & Gas Corp. (a)	41,525	1,536,840
Denbury Resources, Inc. (a)	91,550	2,085,509
Energy Partners, Ltd. (a) (b)	80,900	1,762,811
Gasco Energy, Inc. (b)	125,325	818,372
Pioneer Drilling Co. (a)	106,150	1,903,269
Range Resources Corp.	78,150	2,058,471
Remington Oil & Gas Corp. (a)	32,575	1,188,988

		11,354,260

Pharmaceuticals—0.2%
Perrigo Co.	71,300	1,063,083

Real Estate—5.6%
American Home Mortgage Investment Corp. (REIT) (b)	65,250	2,125,193
BioMed Realty Trust, Inc. (REIT)	86,900	2,120,360
CB Richard Ellis Group, Inc. (a)	66,800	3,931,180
CBL & Associates Properties, Inc. (REIT) (b)	49,475	1,954,757
Corporate Office Properties Trust (REIT)	73,550	2,613,967
First Potomac Realty Trust (REIT)	86,025	2,288,265
Jones Lang LaSalle, Inc. (a)	36,325	1,828,964
Kite Realty Group Trust (REIT)	126,775	1,961,209
LaSalle Hotel Properties (REIT)	61,175	2,246,346
Newcastle Investment Corp. (REIT) (b)	64,400	1,600,340
Potlatch Corp. (REIT) (b)	21,500	1,096,070

		23,766,651

*See accompanying notes to financial statements.

MSF-230

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—1.7%
Genesee & Wyoming, Inc. (a)	65,500	$2,459,525
Laidlaw International, Inc. (a)	104,275	2,422,308
Landstar System, Inc.	27,600	1,152,024
Marten Transport, Ltd. (a)	63,563	1,158,109

		7,191,966

Semiconductors & Semiconductor Equipment—4.9%
ADE Corp. (a) (b)	108,425	2,608,705
ATMI, Inc. (a) (b)	82,100	2,296,337
Diodes, Inc. (a) (b)	63,788	1,980,602
Fairchild Semiconductor International, Inc. (a)	122,750	2,075,702
Integrated Device Technology, Inc. (a)	100,275	1,321,625
Mattson Technology, Inc. (a)	213,700	2,149,822
Microsemi Corp. (a)	86,675	2,397,430
Netlogic Microsystems, Inc. (a) (b)	65,800	1,792,392
PMC-Sierra, Inc. (a)	111,575	860,243
Power Integrations, Inc. (a) (b)	65,950	1,570,270
Tessera Technologies, Inc. (a) (b)	66,050	1,707,393

		20,760,521

Software—3.2%
Blackboard, Inc. (b)	59,850	1,734,453
Epicor Software Corp. (b)	112,550	1,590,332
Hyperion Solutions Corp. (a)	56,025	2,006,815
Informatica Corp. (a) (b)	169,575	2,034,900
Intervoice, Inc. (a) (b)	69,650	554,414
MRO Software, Inc. (a)	32,825	460,863
Progress Software Corp. (a)	49,075	1,392,749
Quest Software, Inc. (a)	121,275	1,769,402
The Ultimate Software Group, Inc. (a) (b)	102,700	1,958,489

		13,502,417

Specialty Retail—2.0%
A.C. Moore Arts & Crafts, Inc. (a) (b)	15,775	229,526
Charlotte Russe Holding, Inc. (a) (b)	80,100	1,668,483
Guitar Center, Inc. (a) (b)	29,825	1,491,548
Hot Topic, Inc. (a)	41,900	597,075
The Children’s Place Retail Stores, Inc. (a) (b)	44,950	2,221,429
The Men’s Wearhouse, Inc. (a)	30,962	911,522
Zumiez, Inc. (a) (b)	35,650	1,540,793

		8,660,376

Textiles, Apparel & Luxury Goods—1.8%
Carter’s, Inc. (a)	46,000	2,707,100
Fossil, Inc. (a) (b)	46,800	1,006,668
Guess?, Inc. (a) (b)	50,700	1,804,920
Phillips-Van Heusen Corp.	64,025	2,074,410

		7,593,098

Trading Companies & Distributors—1.3%
BlueLinx Holdings, Inc. (a) (b)	112,075	1,260,844
Hughes Supply, Inc.	46,900	1,681,365
NuCo2, Inc. (a) (b)	60,575	1,688,831
UAP Holdings Corp. (a)	39,150	799,443

		5,430,483

Security Description	Shares	Value*

Water Utilities—0.3%
American State Water Co. (b)	35,450	$1,091,860

Wireless Telecommunication Services—0.4%
SBA Communications Corp.(a) (b)	86,875	1,555,063

Total Common Stock (Identified Cost $340,858,105)		418,272,927

Short Term Investments—2.0%
Security Description	Face Amount	Value*

Commercial Paper—2.0%
State Street Boston Corp. 2.900%, 01/03/06	$8,541,000	8,539,624

Total Short Term Investments (Amortized Cost $8,539,624)		8,539,624

Total Investments—99.9% (Identified Cost $349,397,729) (c)		426,812,551
Other assets less liabilities		384,379

Total Net Assets—100%		$427,196,930

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $106,225,796 and the collateral received consisted of cash in the amount of $109,854,360.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $349,839,953 and the composition of unrealized appreciation and depreciation of investment securities was $82,506,483 and $(5,533,885), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

*See accompanying notes to financial statements.

MSF-231

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$426,812,551
Cash		2,825
Collateral for securities loaned		109,854,360
Receivable for:
Securities sold		2,467,930
Fund shares sold		712,202
Accrued interest and dividends		297,036

Total Assets		540,146,904
Liabilities
Payable for:
Fund shares redeemed	$944,833
Securities purchased	1,727,153
Withholding taxes	266
Return of collateral for securities loaned	109,854,360
Accrued expenses:
Management fees	313,027
Service and distribution fees	11,775
Deferred Directors’ fees	24,996
Other expenses	73,564

Total Liabilities		112,949,974

Net Assets		$427,196,930

Net assets consists of:
Capital paid in		$309,704,512
Overdistributed net investment income		(22,397)
Accumulated net realized gains		40,099,993
Unrealized appreciation on investments		77,414,822

Net Assets		$427,196,930

Computation of offering price:
Class A
Net asset value and redemption price per share ($351,278,575 divided by 1,508,960 shares outstanding)		$232.80

Class B
Net asset value and redemption price per share ($25,363,883 divided by 109,918 shares outstanding)		$230.75

Class E
Net asset value and redemption price per share ($50,554,472 divided by 218,528 shares outstanding)		$231.34

Identified cost of investments		$349,397,729

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends		$3,549,326	(a)
Interest		431,051	(b)

		3,980,377
Expenses
Management fees	$3,721,068
Service and distribution fees—Class B	38,346
Service and distribution fees—Class E	72,003
Directors’ fees and expenses	23,890
Custodian	137,019
Audit and tax services	21,767
Legal	10,413
Printing	105,594
Insurance	8,370
Miscellaneous	6,392

Total expenses	4,144,862
Expense reductions	(111,039)
Management fee waivers	(140,295)	3,893,528

Net Investment Income		86,849

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		40,861,910
Unrealized depreciation on:
Investments—net		(13,364,724)

Net gain		27,497,186

Net Increase in Net Assets From Operations		$27,584,035

(a)	Net of foreign taxes of $2,257.
(b)	Includes income on securities loaned of $148,825.

See accompanying notes to financial statements.

MSF-232

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income (loss)	$86,849	$(570,610)
Net realized gain	40,861,910	47,031,397
Unrealized appreciation (depreciation)	(13,364,724)	13,734,212

Increase in net assets from operations	27,584,035	60,194,999

From Distributions to Shareholders
Net realized gain
Class A	(4,334,645)	0
Class B	(148,451)	0
Class E	(595,461)	0

Total distributions	(5,078,557)	0

Decrease in net assets from capital share transactions	(17,545,140)	(18,222,379)

Total increase in net assets	4,960,338	41,972,620

Net Assets
Beginning of the period	422,236,592	380,263,972

End of the period	$427,196,930	$422,236,592

Overdistributed Net Investment Income
End of the period	$(22,397)	$(20,771)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	286,902	$63,039,143	303,175	$59,613,634
Reinvestments	21,414	4,334,645	0	0
Redemptions	(470,538)	(103,203,556)	(470,060)	(92,542,660)

Net decrease	(162,222)	$(35,829,768)	(166,885)	$(32,929,026)

Class B
Sales	88,665	$19,357,914	30,672	$6,054,599
Reinvestments	739	148,451	0	0
Redemptions	(8,868)	(1,965,852)	(1,812)	(356,158)

Net increase	80,536	$17,540,513	28,860	$5,698,441

Class E
Sales	33,265	$7,239,106	78,100	$15,255,194
Reinvestments	2,957	595,461	0	0
Redemptions	(32,346)	(7,090,452)	(31,534)	(6,246,988)

Net increase	3,876	$744,115	46,566	$9,008,206

Decrease derived from capital share transactions	(77,810)	$(17,545,140)	(91,459)	$(18,222,379)

See accompanying notes to financial statements.

MSF-233

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$220.60	$189.55	$138.89	$177.25	$210.41

Income From Investment Operations
Net investment income (loss)	0.11	(0.27)	(0.34)	0.14	0.34
Net realized and unrealized gain (loss) of investments	14.79	31.32	51.00	(38.32)	(19.28)

Total from investment operations	14.90	31.05	50.66	(38.18)	(18.94)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.18)	(0.53)
Distributions from net realized capital gains	(2.70)	0.00	0.00	0.00	(12.67)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(1.02)

Total distributions	(2.70)	0.00	0.00	(0.18)	(14.22)

Net Asset Value, End of Period	$232.80	$220.60	$189.55	$138.89	$177.25

Total Return (%)	6.9	16.4	36.5	(21.6)	(8.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.98	0.99	0.97	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	0.95	—	0.97	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.94	0.98	0.99	0.97	1.00
Ratio of net investment income (loss) to average net assets (%)	0.05	(0.13)	(0.21)	0.14	0.18
Portfolio turnover rate (%)	101	135	118	99	111
Net assets, end of period (000)	$351,279	$368,666	$348,406	$281,477	$406,525

	Class B
	Year ended December 31,			July 29, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$219.20	$188.59	$138.20	$144.89

Income From Investment Operations
Net investment income (loss)	(0.25)	0.08	(0.24)	0.00
Net realized and unrealized gain (loss) of investments	14.50	30.53	50.63	(6.69)

Total from investment operations	14.25	30.61	50.39	(6.69)

Less Distributions
Distributions from net realized capital gains	(2.70)	0.00	0.00	0.00

Total distributions	(2.70)	0.00	0.00	0.00

Net Asset Value, End of Period	$230.75	$219.20	$188.59	$138.20

Total Return (%)	6.7	16.2	36.5	(4.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.19	1.23	1.24	1.22	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.17	1.20	—	1.22	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.19	1.23	1.24	1.22	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.16)	(0.07)	(0.46)	0.00	(c)
Portfolio turnover rate (%)	101	135	118	99
Net assets, end of period (000)	$25,364	$6,440	$98	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-234

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$219.57	$188.95	$138.65	$177.03	$179.40

Income from Investment Operations
Net investment income (loss)	(0.21)	(0.45)	(0.37)	0.03	0.07
Net realized and unrealized gain (loss) of investments	14.68	31.07	50.67	(38.32)	(2.44)

Total from investment operations	14.47	30.62	50.30	(38.29)	(2.37)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.09)	0.00
Distributions from net realized capital gains	(2.70)	0.00	0.00	0.00	0.00

Total distributions	(2.70)	0.00	0.00	(0.09)	0.00

Net Asset Value, End of Period	$231.34	$219.57	$188.95	$138.65	$177.03

Total Return (%)	6.8	16.2	36.3	(21.6)	(1.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.09	1.13	1.14	1.12	1.15	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.06	1.10	—	1.12	1.15	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.09	1.13	1.14	1.12	1.15	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.10)	(0.26)	(0.37)	(0.01)	0.03	(c)
Portfolio turnover rate (%)	101	135	118	99	111
Net assets, end of period (000)	$50,554	$47,131	$31,759	$10,242	$2,142

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-235

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—95.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
AAR Corp.	14,050	$336,497
Aeroflex, Inc. (a) (b)	25,179	270,674
Applied Signal Technology, Inc.	2,949	66,942
Argon, Inc. (b)	2,900	89,842
Armor Holdings, Inc. (a) (b)	11,157	475,846
Aviall, Inc. (a) (b)	10,891	313,661
BE Aerospace, Inc. (a)	18,551	408,122
Cubic Corp. (a)	5,113	102,055
Curtiss Wright Corp. (a)	7,744	422,822
DRS Technologies, Inc. (a)	9,853	506,641
EDO Corp. (a)	5,132	138,872
Engineered Support Systems, Inc.	14,790	615,856
Essex Corp. (a) (b)	5,739	97,850
GenCorp, Inc. (a)	17,581	312,063
HEICO Corp. (a)	6,112	158,179
HEICO Corp. (Class A)	371	7,613
Herley Industries, Inc. (b)	4,812	79,446
Hexcel Corp. (a)	18,556	334,936
Innovative Solutions & Support (a)	7,425	94,892
Ionatron, Inc. (a)	8,248	83,387
K&F Industries Holdings, Inc.	5,316	81,654
Kaman Corp.	7,959	156,713
Mercury Computer Systems, Inc. (b)	7,510	154,931
Moog, Inc. (b)	10,933	310,279
MTC Technologies, Inc. (a) (b)	3,316	90,792
Orbital Sciences Corp. (a) (b)	17,639	226,485
Sequa Corp. (Class A) (a) (b)	2,518	173,868
Triumph Group, Inc.	5,638	206,407
United Industrial Corp. (a)	2,920	120,800
World Fuel Services Corp. (a)	10,220	344,618

		6,782,743

Air Freight & Logistics—0.3%
ABX Air, Inc.	19,408	151,965
Dynamex, Inc. (a)	4,083	77,822
EGL, Inc. (a)	10,649	400,083
Forward Air Corp.	11,946	437,821
Hub Group, Inc. (Class A) (a)	6,483	229,174

		1,296,865

Airlines—0.6%
AirTran Holdings, Inc. (a) (b)	29,552	473,718
Alaska Air Group, Inc. (b)	9,461	337,947
Continental Airlines, Inc. (Class B) (a)	28,999	617,679
ExpressJet Holdings, Inc. (a)	15,961	129,124
Frontier Airlines, Inc. (a) (b)	12,420	114,761
Mesa Air Group, Inc. (a)	14,947	156,346
Republic Airways Holdings, Inc. (b)	4,353	66,166
SkyWest, Inc.	20,389	547,648
World Air Holdings, Inc.	8,122	78,134

		2,521,523

Auto Components—0.9%
Aftermarket Technology Corp. (a)	7,198	139,929
American Axle & Manufacturing Holdings, Inc. (a)	13,960	255,887
ArvinMeritor, Inc. (a)	26,037	374,672

Security Description	Shares	Value*

Auto Components—(Continued)
Bandag, Inc.	4,766	$203,365
Commercial Vehicle Group, Inc. (a) (b)	5,540	104,041
Cooper Tire & Rubber Co. (a)	21,039	322,318
Federal Signal Corp. (a)	17,277	259,328
Keystone Automotive Industries, Inc. (a)	6,973	219,510
LKQ Corp.	6,695	231,781
Midas, Inc. (a)	4,743	87,081
Modine Manufacturing Co.	13,136	428,102
Sauer-Danfoss, Inc.	3,084	58,010
Strattec Security Corp.	1,859	75,141
Superior Industries International, Inc. (a)	7,938	176,700
Tenneco Automotive, Inc. (a)	14,015	274,834
Visteon Corp.	41,307	258,582
Wabtec Corp.	15,271	410,790

		3,880,071

Automobiles—0.2%
Monaco Coach Corp. (a) (b)	9,051	120,378
Thor Industries, Inc. (a)	11,946	478,676
Winnebago Industries, Inc. (a)	10,864	361,554

		960,608

Beverages—0.2%
Boston Beer, Inc. (b)	4,833	120,825
Coca-Cola Bottling Co. (a)	2,580	110,940
Hansen Natural Corp. (a)	5,086	400,828
Peet’s Coffee & Tea, Inc. (a) (b)	5,683	172,479

		805,072

Biotechnology—3.4%
Aastrom Biosciences, Inc. (a)	34,746	73,314
Abgenix, Inc. (b)	29,357	631,469
Albany Molecular Research, Inc.	8,652	105,122
Alexion Pharmaceuticals, Inc. (a)	10,417	210,944
Alkermes, Inc. (a) (b)	32,024	612,299
Amylin Pharmaceuticals, Inc. (a) (b)	36,492	1,456,761
Applera Corp.—Celera Genomics Group (b)	25,586	280,423
Arena Pharmaceuticals, Inc.	12,151	172,787
Arqule, Inc. (a)	11,022	67,455
Array Biopharma, Inc. (a)	11,092	77,755
Bioenvision, Inc. (a)	11,856	77,420
BioMarin Pharmaceutical, Inc. (a)	24,964	269,112
Cell Genesys, Inc. (a)	14,634	86,780
Cepheid, Inc. (a)	13,763	120,839
Connetics Corp. (a)	11,816	170,741
Cotherix, Inc. (a)	5,412	57,475
Cubist Pharmaceuticals, Inc. (a)	19,499	414,354
CuRagen Corp. (a)	15,347	47,269
Curis, Inc. (a)	14,198	50,545
CV Therapeutics, Inc. (a)	15,971	394,963
Decode Genetics, Inc. (a)	16,241	134,151
Dendreon Corp. (a)	18,686	101,278
Digene Corp. (a) (b)	4,926	143,691
Encysive Pharmaceuticals, Inc. (a) (b)	17,726	139,858
Enzo Biochem, Inc. (a)	10,914	135,552
Enzon Pharmaceuticals, Inc. (a)	15,476	114,522

*See accompanying notes to financial statements.

MSF-236

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Exelixis, Inc. (a)	27,242	$256,620
Genta, Inc.	1	1
Geron Corp. (a)	19,708	169,686
Human Genome Sciences, Inc. (a) (b)	44,018	376,794
ICOS Corp. (a) (b)	20,708	572,162
Immunogen, Inc.	12,894	66,146
Incyte Corp. (a) (b)	27,378	146,198
ISIS Pharmaceuticals, Inc. (a)	15,866	83,138
Keryx Biopharmaceuticals, Inc. (a) (b)	9,652	141,305
Lexicon Genetics, Inc. (a)	20,699	75,551
Lifecell Corp. (a)	12,585	239,996
Luminex Corp. (a)	7,720	89,706
Martek Biosciences Corp. (b)	10,208	251,219
Maxygen, Inc. (a)	7,779	58,420
Medarex, Inc. (a)	35,803	495,872
Momenta Pharmaceuticals, Inc. (a)	3,016	66,473
Monogram Biosciences, Inc. (a)	40,442	75,627
Myogen, Inc. (a)	8,664	261,306
Myriad Genetics, Inc.	11,240	233,792
Nabi Biopharmaceuticals (b)	19,772	66,829
Neurocrine Biosciences, Inc. (a) (b)	12,908	809,719
Northfield Laboratories, Inc. (a)	8,731	116,995
Nuvelo, Inc. (a) (b)	13,599	110,288
Onyx Pharmaceuticals, Inc. (a)	12,500	359,500
OraSure Technologies, Inc. (a) (b)	13,839	122,060
PRA International (a)	3,841	108,124
Progenics Pharmaceuticals, Inc.	8,091	202,356
Regeneron Pharmaceuticals, Inc. (a)	12,117	193,266
Savient Pharmaceuticals, Inc. (a)	20,981	78,469
Senomyx, Inc. (b)	7,131	86,428
Serologicals Corp. (b)	11,251	222,095
Stemcells, Inc. (a)	21,515	74,227
Tanox, Inc. (a)	7,862	128,701
Telik, Inc. (a) (b)	19,117	324,798
United Therapeutics Corp. (a)	7,584	524,206
Vertex Pharmaceuticals, Inc. (a) (b)	32,928	911,118
Zymogenetics, Inc.	12,336	209,835

		14,455,905

Building Products—0.9%
American Woodmark Corp. (a)	3,650	90,484
Apogee Enterprises, Inc.	10,965	177,852
Builders Firstsource, Inc.	3,888	83,087
Color Kinetics, Inc. (a) (b)	4,601	66,209
Crane Co. (a)	16,681	588,339
Drew Industries, Inc. (a)	4,936	139,146
ElkCorp. (a)	6,570	221,146
Griffon Corp. (a)	8,946	213,004
Interline Brands, Inc. (b)	4,247	96,619
Jacuzzi Brands, Inc. (a)	23,923	200,953
Lennox International, Inc.	17,636	497,335
NCI Building Systems, Inc. (a)	6,863	291,540
Simpson Manufacturing, Inc.	11,740	426,749
Trex Co., Inc. (a) (b)	3,357	94,164
Universal Forest Products, Inc. (a)	5,221	288,460
Watsco, Inc.	7,183	429,615

		3,904,702

Security Description	Shares	Value*

Capital Markets—0.1%
Greenhill & Co., Inc. (a)	3,962	$222,506
IntercontinentalExchange, Inc. (b)	6,176	224,498

		447,004

Chemicals—1.2%
A. Schulman , Inc. (a)	10,504	226,046
American Vanguard Corp. (a)	3,744	87,984
Arch Chemicals, Inc.	7,821	233,848
Balchem Corp.	2,615	77,953
Calgon Carbon Corp. (a)	11,412	64,934
Cambrex Corp.	9,629	180,736
CF Industries Holdings, Inc.	13,095	199,699
Ferro Corp.	15,010	281,588
Georgia Gulf Corp. (a)	11,035	335,685
H.B. Fuller Co. (a)	10,183	326,569
Hercules, Inc. (b)	35,083	396,438
MacDermid, Inc.	9,830	274,257
Minerals Technologies, Inc.	6,658	372,116
NewMarket Corp. (a)	4,951	121,101
Octel Corp.	3,588	58,377
Olin Corp.	22,605	444,866
OM Group, Inc. (a)	8,796	165,013
PolyOne Corp. (a)	28,510	183,319
Rockwood Holdings, Inc.	6,488	128,008
Spartech Corp. (a)	10,539	231,331
Symyx Technologies, Inc. (b)	10,589	288,974
W.R. Grace & Co. (a) (c)	21,867	205,550
Wellman, Inc.	11,423	77,448
Westlake Chemical Corp.	5,818	167,617

		5,129,457

Commercial Banks—9.2%
1st Source Corp. (a)	3,372	84,806
Accredited Home Lenders Holding Co.	6,732	333,773
Alabama National Bancorp (a)	5,141	332,931
Amcore Financial, Inc. (a)	8,213	249,757
Americanwest Bancorp	3,389	80,082
Ameris Bancorp (a)	5,673	112,552
Ames National Corp. (a)	2,838	72,965
Anchor Bancorp Wisconsin, Inc. (a)	8,816	267,477
Archipelago Holdings, Inc. (a)	9,564	476,000
Arrow Financial Corp. (a)	3,518	91,996
Bancfirst Corp. (a)	1,787	141,173
BancorpSouth, Inc. (a)	25,689	566,956
Bank Mutual Corp.	18,775	199,015
Bank of Granite Corp.	5,282	97,875
Bank of the Ozarks, Inc. (a)	4,816	177,710
BankAtlantic Bancorp, Inc. (Class A) (a)	14,201	198,814
BankFinancial Corp.	7,767	114,020
BankUnited Financial Corp. (b)	8,289	220,239
Banner Corp.	3,581	111,727
Berkshire Hill Bancorp, Inc.	2,446	81,941
Boston Private Financial Holdings, Inc. (a)	11,538	350,986
Brookline Bancorp, Inc. (a)	19,909	282,111
Camden National Corp.	3,268	107,452

*See accompanying notes to financial statements.

MSF-237

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Capital City Bank Group, Inc. (a)	5,262	$180,434
Capital Corp. of the West	3,036	98,518
Capital Crossing Bank (a)	2,132	71,209
Capitol Bancorp, Ltd.	5,117	191,580
Cardinal Financial Corp.	7,941	87,351
Cascade Bancorp. (a)	6,290	144,733
Cathay General Bancorp. (a) (b)	15,224	547,151
Centennial Bank Holdings, Inc. (a)	20,017	247,610
Center Financial Corp.	3,217	80,940
Central Coast Bancorp.	3,220	79,663
Central Pacific Financial Corp.	10,034	360,421
Chemical Financial Corp.	8,203	260,527
Chittenden Corp.	14,881	413,841
Citizens & Citizens North Corp. (a)	2,813	72,093
Citizens Banking Corp.	15,545	431,374
City Bank	2,666	94,830
City Holdings Co.	6,400	230,080
Coastal Financial Corp. (a)	5,187	66,705
Cobiz, Inc. (a)	4,270	77,842
Columbia Bancorp	1,620	66,825
Columbia Banking Systems, Inc.	6,690	191,000
Community Bancorp (b)	1,971	62,303
Community Bank Systems, Inc. (a)	10,287	231,972
Community Bank, Inc. (a)	8,431	236,068
Community Trust Bancorp, Inc.	4,810	147,908
Corus Bankshares, Inc. (a)	6,070	341,559
CVB Financial Corp.	14,958	303,797
Dime Community Bancorp, Inc.	10,912	159,424
Enstar Group, Inc. (a)	1,068	70,755
F.N.B. Corp. (a)	18,785	326,108
F.N.B. Corp. (Virginia) (a)	2,623	80,447
Farmers Capital Bank Corp. (a)	2,164	66,521
Fidelity Bankshares, Inc. (a)	6,991	228,606
Financial Institutions, Inc.	3,294	64,628
First Bancorp. (a)	4,498	90,680
First Bancorp. (Puerto Rico)	21,228	263,439
First Busey Corp. (a)	4,770	99,645
First Charter Corp.	9,752	230,732
First Citizens BancShares, Inc.	1,983	345,875
First Commonwealth Financial Corp.	24,741	319,901
First Community Bancorp, Inc.	4,289	233,193
First Community Bancshares, Inc. (a)	3,168	98,715
First Defiance Financial Corp.	2,429	65,802
First Financial Bancorp (a)	11,494	201,375
First Financial Bankshares, Inc. (a)	5,997	210,255
First Financial Corp.	4,482	121,014
First Financial Holdings, Inc.	4,175	128,256
First Indiana Corp. (a)	4,689	161,208
First Merchants Corp. (a)	7,299	189,774
First Midwest Bancorp, Inc.	16,199	567,937
First Niagara Financial Group, Inc.	37,343	540,353
First Oak Brook Bancshares, Inc.	2,420	67,639
First Place Financial Corp.	5,245	126,142
First Republic Bank	7,313	270,654
First State Bancorp	4,936	118,415
FirstFed Financial Corp. (a) (b)	6,033	328,919
Flagstar Bancorp, Inc. (a)	10,415	149,976

Security Description	Shares	Value*

Commercial Banks—(Continued)
Flushing Financial Corp.	8,744	$136,144
Franklin Bank Corp. (a) (b)	6,748	121,397
Frontier Financial Corp. (a)	8,158	261,056
Glacier Bancorp, Inc.	10,018	301,041
Gold Banc Corp., Inc.	12,586	229,317
Great Southern Bancorp, Inc. (a)	3,002	82,885
Greater Bay Bancorp	16,355	419,015
Greene County Bancshares, Inc.	2,273	62,189
Hancock Holding Co. (a)	9,534	360,481
Hanmi Financial Corp.	13,067	233,377
Harbor Florida Bancshares, Inc. (a)	6,820	252,681
Harleysville National Corp.	9,341	178,413
Heritage Commerce Corp.	4,076	87,634
Horizon Financial Corp. (a)	3,556	77,663
Hudson United Bancorp	15,841	660,253
Iberiabank Corp.	2,998	152,928
Independent Bank Corp.	7,554	205,695
Independent Bank Corp. (Massachusetts)	4,782	136,430
Integra Bank Corp. (a)	5,066	108,108
Interchange Financial Services Corp.	7,059	121,768
Investors Bancorp, Inc.	17,402	191,944
iPayment Holdings, Inc. (b)	4,207	174,675
Irwin Financial Corp. (a)	6,221	133,254
ITLA Capital Corp.	1,943	94,916
Kearny Financial Corp. (a)	7,535	91,927
Lakeland Bancorp, Inc. (a)	7,976	117,247
Lakeland Financial Corp.	2,403	97,033
Macatawa Bank Corp. (a)	3,359	122,200
MAF Bancorp, Inc.	10,444	432,173
Main Street Bank, Inc.	5,902	160,711
Mainsource Financial Group, Inc. (a)	3,554	63,439
MB Financial, Inc.	7,154	253,252
MBT Financial Corp. (a)	5,287	85,649
Mercantile Bankcorp	2,340	90,090
Mid-State Bancshares (a)	8,118	217,156
Midwest Banc Holdings, Inc. (a)	6,195	137,839
Nara Bancorp, Inc. (a)	5,666	100,741
National Penn Bancshares, Inc. (a)	13,631	259,671
NBC Capital Corp.	1	24
NBT Bancorp, Inc.	10,769	232,503
Net.Bank, Inc. (a)	16,110	115,670
NewAlliance Bancshares, Inc. (a)	36,873	536,133
Northern Empire Bancshares (a)	2,724	64,450
Northwest Bancorp, Inc.	6,125	130,218
Oceanfirst Financial Corp. (a)	2,840	64,638
Ocwen Financial Corp. (a)	13,008	113,170
Old National Bancorp (a)	21,863	473,115
Old Second Bancorp, Inc.	4,900	149,793
Omega Financial Corp. (a)	3,762	104,847
Oriental Financial Group, Inc. (a)	6,400	79,104
Pacific Capital Bancorp (a)	15,303	544,481
Park National Corp. (a)	3,936	403,991
Partners Trust Financial Group, Inc.	16,463	198,379
Peapack Gladstone Financial Corp. (a)	2,996	83,588
Peoples Bancorp, Inc.	3,541	101,025
PFF Bancorp, Inc.	6,468	197,403
Pinnacle Financial Partners, Inc. (a)	2,538	63,399

*See accompanying notes to financial statements.

MSF-238

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Placer Sierra Bancshares (a)	2,342	$64,897
Premierwest Bancorp (a)	4,567	63,938
PrivateBancorp, Inc. (a)	6,351	225,905
Prosperity Bancshares, Inc. (a)	6,893	198,105
Provident Bancorp, Inc. (a)	15,103	166,284
Provident Bankshares Corp.	12,031	406,287
Provident Financial Services, Inc. (a)	23,670	438,132
R & G Financial Corp. (Class B)	9,069	119,711
Renasant Corp.	3,265	103,272
Republic Bancorp, Inc. (a)	24,376	290,074
S & T Bancorp, Inc. (a)	8,641	318,162
S. Y. Bancorp, Inc. (a)	4,678	117,044
Sandy Spring Bancorp, Inc.	5,744	200,351
SCBT Financial Corp.	3,327	111,188
Seacoast Banking Corp.	4,108	94,279
Security Bank Corp. (a)	5,076	118,220
Signature Bank (a) (b)	3,972	111,494
Simmons First National Corp. (a)	4,677	129,553
Sound Federal Bancorp, Inc.	3,887	74,242
Southside Bancshares, Inc. (a)	2,598	52,480
Southwest Bancorp, Inc. (Oklahoma)	3,848	76,960
State Bancorp, Inc. (a)	2,743	45,918
Sterling Bancorp.	8,328	164,311
Sterling Bancshares, Inc.	14,150	218,476
Sterling Financial Corp. (Pennsylvania) (a)	7,630	151,074
Sterling Financial Corp. (Washington)	11,455	286,146
Suffolk Bancorp (a)	3,640	122,923
Summit Bankshares, Inc.	3,583	64,422
Sun Bancorp, Inc. (New Jersey)	3,392	66,992
Susquehanna Bancshares, Inc.	17,213	407,604
SVB Financial Group (a) (b)	11,847	554,913
Texas Regional Bancshares, Inc. (a)	13,355	377,946
The Bancorp, Inc. (a)	3,585	60,945
TierOne Corp.	7,148	210,223
Tompkins Trustco, Inc. (a)	2,952	132,250
TriCo Bancshares (a)	4,816	112,646
TrustCo Bank Corp. (a)	24,286	301,632
Trustmark Corp.	15,840	435,125
UCBH Holdings, Inc. (a)	29,560	528,533
UMB Financial Corp. (a)	5,741	366,907
Umpqua Holdings Corp.	14,146	403,585
Union Bankshares Corp.	3,102	133,696
United Bankshares, Inc. (a)	13,511	476,128
United Community Bank, Inc.	11,809	314,828
United Community Financial Corp.	9,993	118,017
Univest Corp. (a)	3,709	90,017
Unizan Financial Corp. (a)	7,422	197,128
USB Holding, Inc. (a)	3,609	78,171
Vineyard National Bancorp (a)	2,650	81,726
Virginia Commerce Bancorp, Inc. (a)	2,847	82,819
Virginia Financial Group, Inc. (a)	2,581	92,993
W Holding Co., Inc. (a)	35,463	291,860
Washington Trust Bancorp, Inc. (a)	4,321	113,124
Wesbanco, Inc.	7,824	237,928
West Bancorp, Inc. (a)	5,573	104,215
West Coast Bancorp	5,829	154,177
WestAmerica Bancorp	11,650	618,265

Security Description	Shares	Value*

Commercial Banks—(Continued)
Western Sierra Bancorp (a)	1,846	$67,176
Wilshire Bancorp, Inc. (a)	4,762	81,859
Wintrust Financial Corp.	7,610	417,789
WSFS Financial Corp.	2,138	130,953
Yardville National Bancorp	2,780	96,327

		39,137,748

Commercial Services & Supplies—4.3%
ABM Industries, Inc.	13,807	269,927
Administaff, Inc.	7,106	298,807
Advance America Cash Advance Centers, Inc. (a)	22,152	274,685
Aleris International, Inc.	10,034	323,496
American Ecology Corp. (a)	4,069	58,716
American Reprograhics Co.	4,748	120,647
Arbitron, Inc. (a)	11,686	443,834
Banta Corp.	8,393	417,971
Bowne & Co., Inc. (a)	13,220	196,185
Casella Waste Systems, Inc.	6,512	83,288
CCC Information Services Group, Inc.	4,462	116,994
CDI Corp. (a)	4,048	110,915
Central Parking Corp. (a)	6,047	82,965
Cenveo, Inc.	16,192	213,087
Clark, Inc. (a)	5,201	68,913
Clean Harbors, Inc. (a)	5,006	144,223
Cogent, Inc. (a) (b)	9,839	223,148
Coinstar, Inc.	8,205	187,320
Consolidated Graphics, Inc. (a)	3,708	175,537
Convanta Holdings Corp.	34,170	514,600
CoStar Group, Inc. (a)	5,286	228,197
CRA International, Inc. (a) (b)	3,858	183,988
CSG Systems International, Inc. (a) (b)	16,867	376,471
Darling International, Inc. (a)	18,375	72,949
DiamondCluster International, Inc.	9,770	77,574
Duratek, Inc. (a)	7,241	108,108
Educate, Inc. (a)	5,507	64,983
eFunds Corp.	15,597	365,594
Electro Rent Corp. (a)	5,559	82,885
Ennis Business Forms, Inc.	8,338	151,501
FactSet Research Systems, Inc. (a)	11,121	457,740
FTI Consulting, Inc. (a)	14,750	404,740
G&K Services, Inc. (a)	6,327	248,335
Gevity HR, Inc.	9,435	242,668
Headwaters, Inc. (a) (b)	13,338	472,699
Healthcare Services Group, Inc.	9,604	198,899
Heidrick & Struggles International, Inc. (b)	7,652	245,247
Hudson Highland Group, Inc. (a) (b)	8,850	153,636
InfoUSA, Inc.	9,915	108,371
Intermec, Inc.	16,327	551,853
John H. Harland Co. (a)	9,491	356,862
Kelly Services, Inc. (Class A) (a)	6,631	173,865
Kforce, Inc.	11,332	126,465
Korn/Ferry International, Inc. (a) (b)	12,583	235,176
Labor Ready, Inc. (a)	19,496	405,907
Landauer, Inc. (a)	3,870	178,368
Layne Christensen Co. (a)	3,372	85,750
LECG Corp. (b)	4,356	75,707
McGrath Rentcorp (a)	6,388	177,586

*See accompanying notes to financial statements.

MSF-239

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Medis Technologies, Ltd. (a)	4,353	$64,033
Mine Safety Appliances Co. (a)	9,301	336,789
Mobile Mini, Inc. (a) (b)	5,685	269,469
MoneyGram International, Inc.	30,170	786,834
Navigant Consulting, Inc. (b)	16,584	364,516
NCO Group, Inc. (b)	10,496	177,592
NDCHealth Corp. (a)	12,391	238,279
PHH Corp. (a)	18,910	529,858
PrePaid Legal Services, Inc. (a)	3,127	119,483
Providence Service Corp. (a)	3,195	91,984
Rollins, Inc.	10,521	207,369
Schawk, Inc. (a)	6,595	136,846
Sotheby’s Holdings, Inc. (Class A) (b)	15,295	280,816
Sourcecorp, Inc.	5,056	121,243
Spherion Corp.	23,740	237,637
StarTek, Inc. (a)	3,490	62,820
Strayer Education, Inc.	4,933	462,222
Teletech Holdings, Inc. (a)	12,520	150,866
Tetra Technologies, Inc.	17,868	279,992
The Geo Group, Inc.	3,388	77,687
The Standard Register Co.	5,767	91,176
United Stationers, Inc.	10,880	527,680
Viad Corp.	7,266	213,112
Waste Connections, Inc. (a) (b)	16,002	551,429
Waste Services, Inc. (a)	21,307	70,952
Watson Wyatt & Co. Holdings (a) (b)	14,195	396,040
Wright Express Corp. (b)	13,508	297,176

		18,081,282

Communications Equipment—2.6%
3Com Corp. (a) (b)	123,943	446,195
ADTRAN, Inc.	23,237	691,068
Airspan Networks, Inc. (a)	13,661	77,731
Anaren, Inc. (b)	8,998	140,639
Arris Group, Inc. (a) (b)	32,983	312,349
Atheros Communications (a)	11,480	149,240
Audiovox Corp.	5,944	82,384
Avocent Corp. (b)	17,916	487,136
Bel Fuse, Inc. (Class B) (a)	3,876	123,257
Black Box Corp.	5,584	264,570
Brocade Communications Systems, Inc.	87,009	354,127
C-COR.net Corp. (a)	13,999	68,035
CIENA Corp. (b)	184,994	549,432
CommScope, Inc. (b)	18,589	374,196
Comtech Telecommunications Corp. (a)	7,443	227,309
Cybergaurd Corp.	7,568	66,825
Digi International, Inc.	7,205	75,580
Ditech Communications Corp.	9,747	81,387
DSP Group, Inc. (a) (b)	9,744	244,185
Echelon Corp. (a)	9,320	72,976
Emulex Corp. (b)	27,562	545,452
Extreme Networks, Inc.	41,400	196,650
Finisar Corp. (a)	56,999	118,558
Foundry Networks, Inc. (a) (b)	39,638	547,401
Glenayre Technologies, Inc. (a)	22,635	73,564
Harmonic, Inc. (a)	24,790	120,231
Inter-Tel, Inc.	7,313	143,115
InterDigital Communications Corp.	17,752	325,217

Security Description	Shares	Value*

Communications Equipment—(Continued)
Ixia (a) (b)	9,728	$143,780
Kanbay International, Inc. (b)	8,120	129,027
McDATA Corp. (Class A) (a) (b)	49,252	187,158
MRV Communications, Inc. (a)	37,106	76,067
Oplink Communications, Inc.	5,294	76,763
Plantronics, Inc. (a)	15,777	446,489
Polycom, Inc. (b)	31,542	482,593
Powerwave Technologies, Inc. (a) (b)	36,417	457,762
Redback Networks, Inc.	14,460	203,308
SafeNet, Inc. (b)	8,748	281,861
Sonus Networks, Inc. (a)	80,309	298,749
Spectralink Corp.	5,708	67,754
Sycamore Networks, Inc.	56,314	243,276
Symmetricom, Inc. (a)	18,002	152,477
Tekelec, Inc. (a)	18,063	251,076
Terayon Communication Systems, Inc. (a)	23,226	53,652
UTStarcom, Inc. (a) (b)	32,640	263,078
ViaSat, Inc. (a) (b)	8,138	217,529
Westell Technologies, Inc. (a)	19,082	85,869
Zhone Technologies, Inc. (a)	34,882	73,950

		11,151,027

Computers & Peripherals—1.1%
Advanced Digital Information Corp. (a)	21,975	215,135
Applied Films Corp.	5,226	108,544
Concurrent Computer Corp.	1	2
Dot Hill Systems Corp. (a)	13,944	96,632
Electronics for Imaging, Inc.	18,094	481,481
Gateway, Inc. (a) (b)	82,964	208,240
Hutchinson Technology, Inc. (a)	7,984	227,145
Hypercom Corp.	16,588	105,997
Imation Corp.	10,879	501,196
Intergraph Corp. (a)	9,160	456,260
Komag, Inc.	9,542	330,726
Maxtor Corp. (a) (b)	81,793	567,643
Mobility Electronics, Inc. (a)	8,312	80,294
Palm, Inc. (a)	15,153	481,865
Presstek, Inc. (a)	8,252	74,598
Quantum Corp. (a)	58,375	178,044
Rimage Corp.	3,268	94,707
Stratasys, Inc. (a)	3,679	92,012
Synaptics, Inc.	9,134	225,792

		4,526,313

Construction & Engineering—0.9%
Comfort Systems USA, Inc.	12,729	117,107
Dycom Industries, Inc. (a) (b)	17,175	377,850
EMCOR Group, Inc.	4,831	326,237
Granite Construction, Inc. (a)	11,649	418,315
Insituform Technologies, Inc. (b)	8,726	169,023
MasTec, Inc. (a) (b)	8,025	84,022
Perini Corp. (a)	6,452	155,816
Quanta Services, Inc. (a) (b)	37,800	497,826
Shaw Group, Inc.	25,599	744,675
URS Corp.	13,174	495,474
Washington Group International, Inc. (b)	9,366	496,117

		3,882,462

*See accompanying notes to financial statements.

MSF-240

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Construction Materials—0.3%
Ameron International Corp.	3,679	$167,689
Eagle Materials, Inc. (a)	6,245	764,138
Texas Industries, Inc.	7,332	365,427

		1,297,254

Containers & Packaging—0.5%
Caraustar Industries, Inc. (a)	11,215	97,458
Greif Brothers Corp. (a)	5,003	331,599
Jarden Corp. (a)	22,332	673,310
Longview Fibre Co. (a)	18,248	379,741
Myers Industries, Inc. (a)	8,698	126,817
Rock Tennessee Co. (a)	11,409	155,733
Silgan Holdings, Inc. (a)	7,176	259,197

		2,023,855

Distributors—0.3%
Beacon Roofing Supply, Inc. (a)	5,443	156,377
Brightpoint, Inc.	9,664	267,983
Handleman Co. (a)	7,777	96,590
The Andersons, Inc.	2,322	100,032
WESCO International, Inc.	11,763	502,633

		1,123,615

Diversified Consumer Services—0.5%
Bright Horizons Family Solutions, Inc. (a) (b)	9,300	344,565
Corinthian Colleges, Inc. (a) (b)	29,341	345,637
DeVry, Inc. (b)	18,827	376,540
Regis Corp.	15,984	616,503
Universal Technical Institute, Inc. (a) (b)	6,976	215,837
Vertrue, Inc. (a) (b)	2,518	88,961

		1,988,043

Diversified Financial Services—2.4%
Ace Cash Express, Inc. (a)	5,698	133,048
Advanta Corp. (Class B)	7,251	235,222
Apollo Investment Corp.	19,866	356,197
Ares Capital Corp.	12,924	207,689
ASTA Funding, Inc. (a)	3,146	86,012
Bankrate, Inc. (a)	3,010	88,855
Calamos Asset Management, Inc.	7,563	237,856
Capital Southwest Corp. (a)	913	82,627
Cash America International, Inc. (a)	9,980	231,436
CBIZ, Inc.	20,992	126,372
Charter Municipal Mortgage Acceptance Co. (a)	13,876	293,894
Collegiate Funding Services, Inc.	5,074	100,212
Commercial Capital Bancorp, Inc. (a)	14,476	247,829
CompuCredit Corp.	7,564	291,063
Doral Financial Corp. (a)	27,884	295,570
Encore Capital Group, Inc. (a)	4,106	71,239
Euronet Worldwide, Inc. (a)	10,129	281,586
Federal Agricultural Mortgage Corp. (a)	4,977	148,962
Financial Federal Corp. (a)	6,485	288,258
First Cash Financial Services	3,911	114,045
Gamco Investors, Inc. (a)	2,161	94,068
GB&T Bancshares, Inc. (a)	3,432	73,479

Security Description	Shares	Value*

Diversified Financial Services—(Continued)
GFI Group, Inc. (a) (b)	2,077	$98,512
Gladstone Capital Corp. (a)	3,939	84,216
Gladstone Capital Corp.	5,257	71,443
Harris & Harris Group, Inc. (a)	5,241	72,850
Heartland Financial USA, Inc. (a)	3,117	67,639
International Securities Exchange, Inc. (a)	3,815	104,989
Investment Technology Group, Inc.	14,322	507,572
Jackson Hewitt Tax Service, Inc. (a)	12,008	332,742
KNBT Bancorp.	9,880	160,945
Knight Capital Group, Inc. (a)	37,025	366,177
LaBranche & Co., Inc. (a) (b)	17,128	173,164
MCG Capital Corp. (a)	15,455	225,488
Morningstar, Inc. (a)	2,918	101,080
MortgageIT Holdings, Inc.	7,540	102,996
National Financial Partners Corp. (a)	12,627	663,549
OptionsXpress Holdings, Inc. (a)	7,020	172,341
Piper Jaffray Co. (a)	7,865	317,746
Portfolio Recovery Associates, Inc. (a)	5,116	237,587
Sanders Morris Haris Group, Inc. (a)	4,080	66,871
Stifel Financial Corp. (a)	2,560	96,230
SWS Group, Inc.	4,630	96,952
Technology Investment Capital Corp.	4,616	69,702
Texas Capital Bancshares, Inc. (a)	6,970	156,198
The Nasdaq Stock Market, Inc.	14,557	512,115
Tri-Valley Corp. (a)	7,275	56,600
Waddell & Reed Financial, Inc. (Class A) (a)	24,623	516,344
Walter Industries, Inc. (a)	11,658	579,636
World Acceptance Corp.	6,270	178,695

		10,275,898

Diversified Telecommunication Services—0.9%
Broadwing Corp. (a)	27,848	168,480
Cincinnati Bell, Inc. (a) (b)	77,730	272,832
Commonwealth Telephone Enterprises, Inc. (b)	7,216	243,684
Consolidated Communications Holdings, Inc. (a)	4,976	64,638
CT Communications, Inc.	5,790	70,291
Fairpoint Communications, Inc. (a)	8,550	88,578
General Communication, Inc.	17,909	185,000
Golden Telecom, Inc. (a)	6,960	180,682
IDT Corp. (Class B) (a)	18,747	219,340
Intrado, Inc. (a)	5,162	118,829
Iowa Telecommunications Services, Inc. (a)	9,545	147,852
Level 3 Communications, Inc. (a)	222,809	639,462
NeuStar, Inc. (Class A) (b)	7,664	233,675
North Pittsburgh Systems, Inc. (a)	5,925	111,805
Premiere Global Services, Inc. (a)	23,180	188,453
RCN Corp. (a)	7,383	173,131
Shenandoah Telecommunications Co.	3,196	127,329
SureWest Communications (a)	6,370	167,977
TALK America Holdings, Inc. (a)	9,103	78,559
Time Warner Telecom, Inc. (a)	16,230	159,866
Valor Communications Group, Inc.	10,013	114,148

		3,754,611

Electric Utilities—1.2%
ALLETE, Inc.	8,140	358,160
Black Hills Corp. (a)	11,578	400,715

*See accompanying notes to financial statements.

MSF-241

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Electric Utilities—(Continued)
Central Vermont Public Service	3,898	$70,203
CH Energy Group, Inc. (a)	5,113	234,687
Cleco Corp.	18,372	383,056
Duquesne Light Holdings, Inc. (a)	25,718	419,718
El Paso Electric Co.	15,956	335,714
Empire District Electric Co.	9,579	194,741
IDACORP, Inc. (a)	13,538	396,663
ITC Holdings Corp. (a)	4,070	114,326
MGE Energy, Inc.	7,993	271,043
NGP Capital Resources Co. (a)	4,928	64,705
NorthWestern Energy Corp. (b)	11,448	355,689
Otter Tail Corp.	9,134	264,703
Pike Electric Corp. (a)	4,285	69,503
Sierra Pacific Resources (a) (b)	60,285	786,116
UIL Holdings Corp.	4,716	216,889
Unisource Energy Corp.	11,123	347,038

		5,283,669

Electrical Equipment—1.3%
A.O. Smith Corp.	5,573	195,612
Acuity Brands, Inc. (a)	15,774	501,613
American Superconductor Corp. (a)	12,644	99,508
Baldor Electric Co. (a)	10,395	266,632
Belden CDT, Inc. (a)	15,657	382,500
Brady Corp.	13,327	482,171
C&D Technologies, Inc. (a)	10,301	78,494
Encore Wire Corp.	5,501	125,203
Energy Conversion Devices, Inc. (a)	7,842	319,561
EnerSys (a)	15,059	196,369
Evergreen Solar, Inc. (a)	13,338	142,050
Franklin Electric, Inc.	7,196	284,530
FuelCell Energy, Inc. (a)	14,608	123,730
General Cable Corp. (a) (b)	13,691	269,713
Genlyte Group, Inc. (a)	8,552	458,131
II-VI, Inc. (a) (b)	7,274	129,986
Metrologic Instruments, Inc.	3,747	72,167
Paxar Corp.	10,962	215,184
Plug Power, Inc. (a)	15,604	80,049
Power-One, Inc. (a)	21,131	127,209
Regal Beloit Corp. (a)	8,951	316,865
Superior Essex, Inc.	5,734	115,597
Tecumseh Products Co. (Class A) (a)	5,738	131,458
Ultralife Batteries, Inc. (a)	4,674	56,088
Vicor Corp.	6,862	108,488
Woodward Governor Co.	3,482	299,487

		5,578,395

Electronic Equipment & Instruments—2.0%
Analogic Corp. (a)	4,515	216,043
Anixter International, Inc. (b)	11,633	455,083
Artesyn Technologies, Inc. (a) (b)	11,132	114,660
Benchmark Electronics, Inc.	15,438	519,180
Checkpoint Systems, Inc. (a)	13,610	335,486
Coherent, Inc. (b)	10,406	308,850
CTS Corp. (a)	11,406	126,150
Daktronics, Inc. (a)	4,716	139,452

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Electro Scientific Industries, Inc. (b)	10,869	$262,486
Excel Technology, Inc. (b)	3,926	93,360
Fargo Electronics, Inc.	4,293	82,640
Global Imaging Systems, Inc.	7,763	268,833
Greatbatch, Inc. (a) (b)	7,075	184,021
Identix, Inc. (a)	28,078	140,671
Intermagnetics General Corp. (b)	9,322	297,372
Intevac, Inc.	5,969	78,791
Itron, Inc.	7,780	311,511
Keithley Instruments, Inc.	3,823	53,446
Kemet Corp. (a) (b)	30,579	216,193
Kopin Corp.	22,880	122,408
Lecroy Corp.	6,638	101,495
Lexar Media, Inc. (a)	28,777	236,259
Littelfuse, Inc.	7,349	200,260
LoJack Corp. (a)	5,656	136,479
LSI Industries, Inc. (a)	6,410	100,381
Measurement Specialties, Inc. (a)	3,555	86,564
Methode Electronics, Inc. (a)	14,807	147,626
MTS Systems Corp.	7,526	260,701
Multi Fineline Electronix, Inc. (a)	2,550	122,833
Newport Corp. (a) (b)	13,731	185,918
OSI Systems, Inc. (a)	6,662	122,514
Park Electrochemical Corp. (a)	8,044	208,983
Photon Dynamics, Inc. (a)	6,134	112,129
Plexus Corp. (b)	14,166	322,135
Rofin-Sinar Technologies, Inc. (a) (b)	5,108	222,045
Rogers Corp. (a)	5,669	222,111
ScanSource, Inc. (a) (b)	4,045	221,181
Taser International, Inc. (a)	19,871	138,700
Technitrol, Inc.	14,270	244,017
Teledyne Technologies, Inc.	11,430	332,613
ThermoGenesis Corp. (a)	15,030	72,595
TTM Technologies, Inc. (a) (b)	13,244	124,494
Universal Display Corp. (a)	8,227	86,466
Veeco Instruments, Inc. (a)	8,538	147,963
X-Rite, Inc. (a)	6,734	67,340

		8,550,438

Energy Equipment & Services—2.3%
Atwood Oceanics, Inc. (a) (b)	4,416	344,580
Cal Dive International, Inc. (a) (b)	25,354	909,955
CARBO Ceramics, Inc. (a)	6,497	367,210
Dril-Quip, Inc. (a)	2,249	106,153
Global Industries, Inc. (a) (b)	26,672	302,727
Grey Wolf, Inc. (a) (b)	59,731	461,721
Gulf Islands Fabrication, Inc. (a)	3,421	83,164
Gulfmark Offshore, Inc. (a)	6,358	188,324
Hanover Compressor Co. (a) (b)	28,614	403,744
Hercules Offshore, Inc. (b)	3,011	85,542
Hornbeck Offshore Services, Inc.	6,254	204,506
Hydril (a) (b)	6,109	382,423
Input/Output, Inc. (a)	20,259	142,421
Lone Star Technologies, Inc. (b)	10,665	550,954
Lufkin Industries, Inc.	5,378	268,201
Maverick Tube Corp. (a)	14,050	560,033

*See accompanying notes to financial statements.

MSF-242

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Newpark Resources, Inc. (a)	32,711	$249,585
NS Group, Inc.	7,243	302,830
Oceaneering International, Inc. (a)	8,585	427,361
Offshore Logistics, Inc.	7,556	220,635
Oil States International, Inc. (a) (b)	13,088	414,628
Parker Drilling Co. (a)	31,977	346,311
RPC, Inc.	7,209	189,885
Seacor Smit, Inc. (a) (b)	6,596	449,188
Superior Energy Services, Inc. (b)	24,950	525,197
Tetra Technologies, Inc. (a)	11,697	356,992
Universal Compression Holdings, Inc. (a) (b)	6,796	279,452
Veritas DGC, Inc. (a)	12,528	444,619
W-H Energy Services, Inc.	9,021	298,415

		9,866,756

Food & Staples Retailing—0.9%
Casey’s General Stores, Inc.	18,712	464,058
Central European Distribution Corp. (a)	4,487	180,108
Flowers Foods, Inc.	16,602	457,551
Great Atlantic & Pacific Tea Co., Inc. (a)	6,118	194,430
Ingles Markets, Inc.	4,330	67,764
Longs Drug Stores Corp.	10,271	373,762
Nash Finch Co. (a)	3,943	100,468
Pantry, Inc.	5,540	260,325
Pathmark Stores, Inc.	15,898	158,821
Performance Food Group Co. (a) (b)	12,351	350,398
Provide Commerce	3,127	103,535
Ruddick Corp.	11,747	249,976
Smart & Final, Inc. (b)	5,192	66,873
Spartan Stores, Inc.	7,601	79,202
Terra Industries, Inc. (a)	30,353	169,977
United Natural Foods, Inc. (a) (b)	14,937	394,337
Weis Markets, Inc. (a)	4,891	210,509
Wild Oats Markets, Inc. (a)	10,328	124,762

		4,006,856

Food Products—0.9%
Central Garden & Pet Co. (b)	7,608	349,511
Chiquita Brands International, Inc.	13,367	267,474
Corn Products International, Inc.	26,668	637,098
Delta & Pine Land Co.	13,252	304,929
Gold Kist, Inc.	16,661	249,082
Hain Celestial Group, Inc. (b)	9,007	190,588
J & J Snack Foods Corp.	2,151	127,791
Lance, Inc. (a)	10,266	191,256
Ralcorp Holdings, Inc. (b)	9,719	387,885
Reddy Ice Holdings, Inc.	3,235	70,555
Sanderson Farms, Inc. (a)	6,025	183,943
Seabord Corp. (a)	140	211,540
Sensient Technologies Corp. (a)	15,249	272,957
Tejon Ranch Co. (a)	2,812	112,255
Tootsie Roll Industries, Inc.	8,417	243,504
USANA Health Sciences, Inc. (a)	3,582	137,406

		3,937,774

Security Description	Shares	Value*

Gas Utilities—0.8%
Cascade Natural Gas Corp. (a)	4,390	$85,649
Energysouth, Inc.	2,311	61,888
Laclede Group, Inc.	7,405	216,300
New Jersey Resources Corp. (a)	9,103	381,325
Nicor, Inc. (a)	14,678	576,992
Northwest Natural Gas Co. (a)	9,122	311,790
Peoples Energy Corp. (a)	12,510	438,726
Petrohawk Energy Corp. (a)	17,225	227,714
South Jersey Industries, Inc.	9,712	283,008
Southwest Gas Corp. (a)	12,477	329,393
WGL Holdings, Inc. (a)	16,218	487,513

		3,400,298

Health Care Equipment & Supplies—3.5%
Abaxis, Inc. (a)	6,884	113,448
Align Technology, Inc. (a)	20,358	131,716
American Medical Systems Holdings, Inc. (a) (b)	22,387	399,160
Animas Corp.	4,243	102,468
Arrow International, Inc. (a)	7,257	210,380
ArthroCare Corp. (a) (b)	7,932	334,254
Aspect Medical Systems, Inc. (b)	5,497	188,822
Bio-Rad Laboratories, Inc. (a)	6,561	429,352
Biosite Diagnostics, Inc. (a)	5,516	310,496
Caliper Life Sciences, Inc.	11,063	65,050
Candela Corp.	9,102	131,433
CNS, Inc.	4,796	105,080
Computer Programs & Systems, Inc. (a)	2,512	104,072
Conmed Corp.	10,292	243,509
Conor Medsystems, Inc. (a)	3,130	60,566
Cyberonics, Inc. (a)	6,939	224,130
Datascope Corp.	3,752	124,004
Diagnostic Products Corp. (a)	7,738	375,680
DJ Orthopedics, Inc.	7,169	197,721
Encore Medical Corp. (a)	18,840	93,258
Foxhollow Technologies, Inc. (a) (b)	4,597	136,945
Haemonetics Corp.	8,418	411,303
HealthTronics, Inc. (a) (b)	11,300	86,445
Hologic, Inc. (a) (b)	14,646	555,376
I Flow Corp. (a)	6,138	89,738
ICU Medical, Inc. (b)	4,620	181,150
Illumina, Inc. (a)	12,356	174,220
Immucor, Inc. (b)	15,128	353,390
Integra LifeSciences Holdings (a) (b)	7,005	248,397
IntraLase Corp. (a)	4,478	79,843
Intuitive Surgical, Inc. (a) (b)	11,551	1,354,586
Invacare Corp. (a)	9,889	311,405
Inverness Medical Innovations, Inc. (a)	6,977	165,425
Iris International, Inc.	5,607	122,569
Kensey Nash Corp. (a)	3,315	73,029
Kyphon, Inc. (b)	9,521	388,742
Laserscope (a)	8,601	193,178
LCA-Vision, Inc. (a)	6,630	314,991
Mentor Corp. (a)	10,450	481,536
Meridian Bioscience, Inc.	5,847	117,759
Merit Medical Systems, Inc. (a) (b)	11,890	144,345
Molecular Devices Corp. (a) (b)	5,790	167,505

*See accompanying notes to financial statements.

MSF-243

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Neurometrix, Inc.	2,119	$57,806
NuVasive, Inc. (a) (b)	5,260	95,206
Palomar Medical Technologies, Inc. (a) (b)	5,660	198,326
Polymedica Corp. (a)	9,490	317,630
Somanetics Corp. (a)	3,514	112,448
Sonosite, Inc. (a)	6,353	222,419
STERIS Corp.	23,487	587,645
SurModics, Inc. (a)	6,054	223,937
Sybron Dental Specialties, Inc. (b)	13,032	518,804
Thoratec Corp. (b)	16,368	338,654
TriPath Imaging, Inc. (a)	13,168	79,535
Varian, Inc. (b)	10,830	430,926
Ventana Medical Systems, Inc. (a)	10,493	444,379
Viasys Healthcare, Inc. (a)	10,621	272,960
Vital Signs, Inc.	2,652	113,559
West Pharmaceutical Services, Inc.	11,942	298,908
Wright Medical Group, Inc. (a) (b)	11,673	238,129
Zoll Medical Corp.	2,810	70,784

		14,718,531

Health Care Providers & Services—2.7%
Alderwoods Group, Inc.	13,386	212,436
Allied Healthcare International, Inc.	10,589	65,016
Amedisys, Inc. (a) (b)	5,310	224,294
America Service Group, Inc. (a)	3,592	56,969
American Dental Partners, Inc. (a)	4,183	75,629
American Healthways, Inc. (a)	12,125	548,656
American Retirement Corp. (a)	9,302	233,759
Amicas, Inc. (a)	15,807	78,403
AMN Healthcare Services, Inc. (a)	4,274	84,540
AmSurg Corp. (a) (b)	9,913	226,611
Apria Healthcare Group, Inc. (a) (b)	16,827	405,699
Beverly Enterprises, Inc. (a)	36,299	423,609
BIO-Reference Laboratories, Inc.	3,793	71,346
BioScrip, Inc. (a)	12,834	96,768
Cantel Medical Corp.	3,995	71,670
Centene Corp. (a) (b)	13,574	356,860
Chemed Corp.	8,490	421,783
Cross Country Healthcare, Inc.	11,102	197,394
eResearch Technology, Inc. (a)	16,605	250,735
First Horizon Pharmaceutical (a)	8,584	148,074
Genesis HealthCare Corp. (a)	6,463	236,029
Gentiva Health Services, Inc. (b)	8,301	122,357
Hooper Holmes, Inc. (a)	18,694	47,670
Horizon Health Corp. (a) (b)	3,631	82,170
Kindred Healthcare, Inc. (a) (b)	8,968	231,016
Lifeline Systems, Inc. (b)	4,276	156,331
Magellan Health Services, Inc. (a)	10,470	329,281
Matria Healthcare, Inc. (a) (b)	7,881	305,468
MAXIMUS, Inc.	7,015	257,380
Molina Healthcare, Inc. (b)	3,413	90,922
National Healthcare Corp.	2,378	88,890
Odyssey Healthcare, Inc. (a)	11,365	211,844
Option Care, Inc. (a)	9,739	130,113
Owens & Minor, Inc.	12,980	357,339
Parexel International Corp. (a) (b)	8,457	171,339
Pediatrix Medical Group, Inc.	7,657	678,180

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Per-Se Technologies, Inc. (a)	9,446	$220,659
PSS World Medical, Inc. (a)	23,469	348,280
Psychiatric Solutions, Inc. (a) (b)	9,077	533,183
Radiation Therapy Services, Inc. (b)	3,764	132,907
RehabCare Group, Inc. (b)	5,686	114,857
Res-Care, Inc.	5,924	102,900
Stewart Enterprises, Inc.	34,589	187,126
Sunrise Assisted Living, Inc. (a)	11,994	404,318
Symbion, Inc. (a) (b)	5,800	133,400
The Advisory Board Co. (b)	6,513	310,475
U.S. Physical Therapy, Inc.	4,137	76,410
United Surgical Partners International, Inc. (a) (b)	14,278	459,038
Ventiv Health, Inc. (b)	8,766	207,053
Vital Images, Inc. (b)	4,292	112,236
Wellcare Group, Inc. (a)	6,127	250,288

		11,339,710

Hotels, Restaurants & Leisure—2.5%
AFC Enterprises, Inc.	6,656	100,639
Alliance Gaming Corp. (a) (b)	17,576	228,840
Ambassadors Group, Inc.	5,486	125,575
Ameristar Casinos, Inc.	8,422	191,179
Aztar Corp. (a)	12,995	394,918
BJ’s Restaurants, Inc. (a) (b)	5,028	114,940
Bob Evans Farms, Inc.	12,675	292,285
Buffalo Wild Wings, Inc. (a)	1,974	65,557
California Pizza Kitchen, Inc.	7,481	239,168
CEC Entertainment, Inc. (a) (b)	12,863	437,856
Churchill Downs, Inc.	2,600	95,498
CKE Restaurants, Inc. (a)	19,123	258,352
Dave & Buster’s, Inc. (a)	4,117	72,500
Denny’s Corp. (a)	29,921	120,582
Dominos Pizza, Inc. (a)	10,349	250,446
Gaylord Entertainment Co. (a) (b)	14,338	624,993
Great Wolf Resorts, Inc. (a) (b)	7,057	72,758
IHOP Corp. (a)	7,076	331,935
Isle of Capri Casinos, Inc. (a)	5,448	132,713
Jack in the Box, Inc. (a)	12,159	424,714
Krispy Kreme Doughnuts, Inc. (a) (b)	17,552	100,748
Landry’s Restaurants, Inc. (a)	5,380	143,700
Life Time Fitness, Inc.	7,612	289,941
Lodgian, Inc.	8,228	88,286
Lone Star Steakhouse & Saloon, Inc.	7,698	182,751
Luby’s, Inc.	7,616	101,293
Magna Entertainment Corp. (a)	12,790	91,321
Marcus Corp.	6,399	150,376
Mikohn Gaming Corp. (a)	7,654	75,545
Monarch Casino & Resort, Inc.	3,152	71,235
Multimedia Games, Inc. (a)	7,090	65,582
O’Charleys, Inc.	6,600	102,366
P.F. Chang’s China Bistro, Inc. (a) (b)	8,813	437,389
Papa John’s International, Inc. (a)	4,354	258,236
Pinnacle Entertainment, Inc. (a) (b)	13,153	325,011
Rare Hospitality International, Inc. (b)	11,393	346,233
Red Robin Gourmet Burgers, Inc. (a) (b)	4,601	234,467
Ruby Tuesday, Inc. (a)	23,355	604,661

*See accompanying notes to financial statements.

MSF-244

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Ruth’s Chris Steak House, Inc.	4,126	$74,681
Ryan’s Restaurant Group, Inc.	14,640	176,558
Shuffle Master, Inc. (a) (b)	13,355	335,745
Six Flags, Inc. (a)	36,424	280,829
Speedway Motorsports, Inc. (a)	5,630	195,192
Sunterra Corp. (a) (b)	6,229	88,576
Texas Roadhouse, Inc. (a)	13,712	213,222
The Steak N Shake Co. (b)	8,968	152,008
Triarc Cos., Inc. (a)	15,033	223,240
Vail Resorts, Inc. (a)	9,979	329,606
WMS Industries, Inc. (a) (b)	6,932	173,924

		10,488,170

Household Durables—1.3%
Bassett Furniture Industries, Inc.	3,669	67,877
Blyth, Inc. (a)	8,456	177,153
Champion Enterprises, Inc. (a)	25,302	344,613
CSS Industries, Inc.	2,329	71,570
Digital Theater Systems, Inc. (a) (b)	5,471	80,971
Ethan Allen Interiors, Inc. (a)	11,770	429,958
Fleetwood Enterprises, Inc. (a)	18,814	232,353
Furniture Brands International, Inc. (a)	16,624	371,214
Interface, Inc. (a)	15,557	127,879
Kimball International, Inc. (Class B) (a)	7,262	77,195
La-Z-Boy, Inc. (a)	16,845	228,418
Lancaster Colony Corp. (a)	8,557	317,037
M/I Schottenstein Homes, Inc. (a)	4,052	164,592
Mathews International Corp.	11,672	424,978
Maytag Corp.	25,737	484,370
National Presto Industries, Inc. (a)	1,747	77,480
Skyline Corp. (a)	2,168	78,915
Stanley Furniture, Inc.	5,050	117,059
Technical Olympic USA, Inc. (a)	5,446	114,856
The Topps Co., Inc. (a)	9,888	73,468
The Yankee Candle Co., Inc. (a)	15,360	393,216
Tupperware Corp.	18,401	412,182
Universal Electronics, Inc.	3,770	64,957
WCI Communities, Inc. (b)	13,224	355,064
William Lyon Homes, Inc. (a)	762	76,886

		5,364,261

Household Products—0.1%
Prestige Brands Holdings, Inc. (a)	9,847	123,087
WD-40 Co.	6,572	172,581

		295,668

Industrial Conglomerates—0.1%
Pioneer Companies, Inc. (a)	4,217	126,383
Raven Industries, Inc. (a)	4,516	130,287
Standex International Corp.	3,627	100,686
Tredegar Industries, Inc. (a)	10,102	130,215

		487,571

Security Description	Shares	Value*

Insurance—2.3%
21st Century Insurance Group	10,646	$172,252
Alfa Corp.	11,623	187,130
American Equity Investment Life (a)	10,946	142,845
American Physicians Capital, Inc.	2,659	121,756
Argonaut Group, Inc.	10,151	332,648
Baldwin & Lyons, Inc. (Class B)	2,528	61,430
Bristol West Holdings, Inc.	4,982	94,807
Citizens, Inc. (a)	10,890	59,353
CNA Surety Corp. (a)	4,378	63,787
Delphi Financial Group, Inc.	9,336	429,549
Direct General Corp. (a)	5,117	86,477
Donega Group, Inc.	2,968	68,976
FBL Financial Group, Inc.	3,873	127,073
FPIC Insurance Group, Inc.	3,519	122,109
Fremont General Corp. (a)	20,974	487,226
Harleysville Group, Inc.	4,300	113,950
HealthExtras, Inc. (a) (b)	7,144	179,314
Hilb, Rogal & Hamilton Co.	10,747	413,867
Horace Mann Educators Corp.	13,954	264,568
Infinity Property & Casualty Corp.	6,646	247,298
Kansas City Life Insurance Co.	1,336	66,907
KMG America Corp. (b)	7,289	66,913
Landamerica Financial Group, Inc. (a)	6,365	397,176
Midland Co.	4,564	164,487
National Western Life Insurance Co. (a)	717	148,354
Odyssey Re Holdings Corp. (a)	3,992	100,119
Ohio Casualty Corp. (b)	20,908	592,115
Phoenix Cos., Inc. (a)	31,543	430,247
Pico Holdings, Inc.	2,706	87,296
PMA Capital Corp. (a)	10,782	98,440
Presidential Life Corp. (a)	6,818	129,815
ProAssurance Corp. (b)	9,361	455,319
RLI Corp.	8,244	411,128
Safety Insurance Group, Inc. (a)	3,999	161,440
Selective Insurance Group, Inc. (a)	10,056	533,974
State Auto Financial Corp.	4,247	154,846
Stewart Information Services Corp.	5,777	281,167
The Navigators Group, Inc. (a) (b)	3,750	163,537
Tower Group, Inc. (a)	4,605	101,218
Triad Guaranty, Inc. (b)	3,014	132,586
U.S.I. Holdings Corp. (a)	14,907	205,269
UICI	12,101	429,707
United Fire & Casualty Co. (a)	5,755	232,675
Universal American Financial Corp. (a) (b)	8,481	127,893
Zenith National Insurance Corp. (a)	8,739	403,043

		9,852,086

Internet & Catalog Retail—0.6%
Blue Nile, Inc. (a) (b)	4,860	195,907
Coldwater Creek, Inc. (a) (b)	12,034	367,398
drugstore.com, Inc. (a) (b)	22,796	64,969
GSI Commerce, Inc. (a) (b)	10,126	152,801
Insight Enterprises, Inc. (b)	16,452	322,624
NutriSystem, Inc. (a)	9,109	328,106
Overstock.com, Inc. (a)	3,885	109,363
Priceline.com, Inc.	8,672	193,559

*See accompanying notes to financial statements.

MSF-245

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—(Continued)
School Specialty, Inc.	8,915	$324,862
Stamps.com, Inc.	6,134	140,837
The J. Jill Group, Inc.	6,618	125,940
ValueVision Media, Inc.	9,144	115,214

		2,441,580

Internet Software & Services—2.3%
Allscripts Heathcare Solutions, Inc. (a)	11,119	148,995
Altiris, Inc. (b)	6,720	113,501
Applied Digital Solutions, Inc. (a)	22,585	64,819
Ariba, Inc. (a)	23,240	170,814
Audible, Inc. (a)	7,941	101,962
Autobytel, Inc.	11,911	58,840
Blue Coat Systems, Inc. (a) (b)	3,656	167,152
Click Commerce, Inc. (a)	2,850	59,907
CMG Information Services, Inc. (a)	146,642	222,896
CNET Networks, Inc. (a) (b)	43,303	636,121
Cybersource Corp. (a) (b)	9,466	62,476
Digital Insight Corp. (b)	13,076	418,693
Digital River, Inc. (a)	11,388	338,679
Digitas, Inc. (b)	28,925	362,141
EarthLink, Inc. (a) (b)	41,991	466,520
eCollege.com, Inc. (a)	5,048	91,015
Equinix, Inc. (a)	5,042	205,512
FileNET Corp. (b)	13,639	352,568
HomeStore, Inc.	46,751	238,430
InfoSpace, Inc. (b)	12,446	321,356
Internet Capital Group, Inc. (a)	12,665	104,106
Interwoven, Inc.	14,801	125,364
iPass, Inc.	14,401	94,471
Ivillage, Inc. (a)	15,842	127,053
j2 Global Communications, Inc. (a) (b)	7,720	329,953
Jupitermedia Corp. (a) (b)	9,114	134,705
Keynote Systems, Inc.	6,539	84,026
Marchex, Inc. (a) (b)	6,604	148,524
MatrixOne, Inc. (a) (b)	15,318	76,437
NETGEAR, Inc. (a)	10,411	200,412
NetIQ Corp. (a) (b)	18,957	232,981
Netratings, Inc. (a)	3,785	46,669
NIC, Inc. (a) (b)	10,636	65,518
Online Resources Corp. (b)	7,192	79,472
Openwave Systems, Inc. (a) (b)	24,421	426,635
Opsware, Inc. (a)	20,184	137,049
RealNetworks, Inc. (a)	36,191	280,842
RightNow Technologies, Inc. (a) (b)	4,122	76,092
S1 Corp. (a)	21,159	92,042
Sohu.com, Inc.	8,121	148,939
SonicWall, Inc.	15,353	121,596
Stellent, Inc.	6,155	61,119
Trizetto Group, Inc. (a)	13,889	235,974
United Online, Inc. (a)	19,949	283,675
ValueClick, Inc. (a) (b)	29,324	531,058
Vignette Corp. (a)	9,405	153,396
WebEx Communications, Inc. (a)	11,434	247,317
webMethods, Inc. (a)	15,045	115,997
Websense, Inc. (a) (b)	8,500	557,940

		9,921,759

Security Description	Shares	Value*

IT Services—1.2%
Acxiom Corp.	31,096	$715,208
Agilysys, Inc.	9,974	181,726
Anteon International Corp. (a) (b)	9,932	539,804
BearingPoint, Inc. (a) (b)	59,294	466,051
Bell Microproducts, Inc. (a)	9,767	74,718
Ciber, Inc. (a)	16,935	111,771
Covansys Corp.	10,222	139,121
Exponent, Inc.	4,136	117,380
Forrester Research, Inc. (b)	5,604	105,075
IDX Systems Corp. (a) (b)	8,198	360,056
IHS, Inc.	4,971	102,005
Integral Systems, Inc.	3,532	66,613
Keane, Inc. (a) (b)	18,071	198,962
Lionbridge Technologies, Inc. (a)	15,341	107,694
Mantech International Corp.	5,770	160,752
MarketAxess Holdings, Inc. (a)	7,823	89,417
Ness Technologies, Inc. (a)	10,051	108,249
Packeteer, Inc. (b)	10,674	82,937
Perot Systems Corp. (Class A) (b)	25,993	367,541
Phase Forward, Inc. (a)	7,016	68,406
ProQuest Co. (b)	8,496	237,123
Resources Connection, Inc. (b)	17,185	447,841
Sapient Corp. (a) (b)	25,464	144,890
SI International, Inc. (a) (b)	3,402	103,999
Sykes Enterprises, Inc.	9,126	122,015
TNS, Inc. (b)	4,403	84,450
Tyler Technologies, Inc. (a)	13,466	118,231
Viisage Technology, Inc. (a)	4,589	80,809

		5,502,844

Leisure Equipment & Products—0.4%
Arctic Cat, Inc. (a)	5,294	106,198
Build-A-Bear-Workshop, Inc. (a)	5,004	148,319
Callaway Golf Co.	25,755	356,449
JAKKS Pacific, Inc. (a)	8,157	170,808
K2, Inc. (b)	15,520	156,907
Leapfrog Enterprises, Inc. (a)	11,354	132,274
M & F Worldwide Corp.	4,195	68,462
Midway Games, Inc. (a)	6,065	115,053
Nautilus Group, Inc. (a)	10,789	201,323
Oakley, Inc. (a)	8,234	120,957
RC2 Corp. (a) (b)	6,165	218,981

		1,795,731

Machinery—3.2%
3D Systems Corp. (a)	4,081	73,458
Actuant Corp. (a)	9,699	541,204
AGCO Corp. (a) (b)	29,091	482,038
Albany International Corp. (Class A)	9,539	344,930
American Science & Engineering, Inc. (b)	2,762	172,266
Applied Industrial Technologies, Inc.	10,064	339,056
Astec Industries, Inc.	6,009	196,254
ASV, Inc. (a)	7,026	175,509
Badger Meter, Inc.	1,881	73,810

*See accompanying notes to financial statements.

MSF-246

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Barnes Group, Inc. (a)	5,706	$188,298
Blount International, Inc.	9,744	155,222
Briggs & Stratton Corp.	18,295	709,663
Bucyrus International, Inc.	6,592	347,398
Cascade Corp.	4,127	193,598
Ceradyne, Inc. (a) (b)	9,065	397,047
Circor International, Inc.	6,251	160,401
CLARCOR, Inc. (a)	17,418	517,489
Dionex Corp. (a) (b)	6,793	333,400
Enpro Industries, Inc. (a)	6,808	183,476
ESCO Technologies, Inc. (b)	8,522	379,144
Esterline Technologies Corp.	8,043	299,119
Flowserve Corp. (b)	18,653	737,913
Freightcar America, Inc.	2,995	144,000
Gardner Denver, Inc.	8,122	400,415
Gehl Co. (a)	3,366	88,358
Gorman-Rupp Co. (a)	4,175	92,309
JLG Industries, Inc. (a)	16,611	758,458
Kadant, Inc. (a) (b)	4,243	78,496
Kaydon Corp. (a)	9,027	290,128
Kennametal, Inc.	12,617	643,972
Lincoln Electric Holdings, Inc.	12,227	484,923
Lindsay Manufacturing Co. (a)	3,885	74,709
Middleby Corp. (a)	2,244	194,106
Mueller Industries, Inc.	12,475	342,064
NACCO Industries, Inc.	2,067	242,149
Nordson Corp.	9,085	368,033
Robbins & Myers, Inc. (a)	3,590	73,057
Stewart & Stevenson Services, Inc. (a)	9,373	198,051
Tennant Co. (a)	3,300	171,600
The Manitowoc Co., Inc. (a)	10,888	546,795
Titan International, Inc. (a)	4,637	79,988
Trinity Industries, Inc. (a)	13,644	601,291
Valmont Industries, Inc.	5,834	195,206
Wabash National Corp. (a)	11,061	210,712
Watts Industries, Inc. (a)	9,829	297,720

		13,577,233

Marine—0.1%
Kirby Corp.	8,106	422,890
Maritrans, Inc.	2,973	77,357

		500,247

Media—1.9%
4Kids Entertainment, Inc. (a)	4,058	63,670
ADVO, Inc.	12,207	343,993
aQuantive, Inc. (a) (b)	18,346	463,053
Carmike Cinemas, Inc. (a)	4,069	103,190
Catalina Marketing Corp. (a)	16,724	423,953
Charter Communications, Inc. (a)	109,138	133,148
Citadel Broadcasting Corp. (a)	14,362	193,025
Courier Corp.	3,534	121,358
Cox Radio, Inc. (Class A) (b)	12,537	176,521
Cumulus Media, Inc. (a)	18,571	230,466
Emmis Communications Corp. (Class A) (a) (b)	10,202	203,122

Security Description	Shares	Value*

Media—(Continued)
Entercom Communications Corp. (b)	11,650	$345,656
Entravision Communications Corp. (Class A) (a) (b)	25,008	178,057
Fisher Communications, Inc.	2,146	88,909
Gemstar-TV Guide International, Inc.	79,853	208,416
Gray Television, Inc.	14,290	140,328
Harris Interactive, Inc. (a)	17,526	75,537
Hollinger International, Inc. (a)	18,396	164,828
Journal Communications, Inc. (a)	9,176	128,005
Journal Register Co. (b)	13,471	201,392
Liberty Corp.	5,899	276,132
LIN TV Corp. (a)	9,565	106,554
LodgeNet Entertainment Corp. (a)	4,834	67,386
Martha Stewart Living Omnimedia, Inc. (a)	7,312	127,448
Media General, Inc. (Class A) (a)	8,060	408,642
Mediacom Communications Corp. (a)	21,028	115,444
Netflix, Inc.	11,957	323,557
Playboy Enterprises, Inc. (Class B) (a)	9,152	127,121
Primedia, Inc. (a) (b)	43,698	70,354
Radio One, Inc. (Class D) (b)	27,058	280,050
Regent Communications, Inc. (b)	11,681	54,200
Saga Communications, Inc. (a) (b)	5,839	63,470
Salem Communications Corp. (Class A) (b)	3,659	63,996
Scholastic Corp. (a) (b)	10,630	303,061
Sinclair Broadcast Group, Inc. (a)	14,985	137,862
Sonic Solutions, Inc. (a)	7,967	120,381
Source Interlink Cos., Inc. (a)	10,894	121,141
Spanish Broadcasting Systems, Inc. (a) (b)	11,410	58,305
The Reader’s Digest Association, Inc. (Class A)	33,004	502,321
Thomas Nelson, Inc.	4,129	101,780
TiVo, Inc. (a)	20,917	107,095
Valassis Communications, Inc. (b)	17,716	515,004
World Wrestling Entertainment, Inc.	7,379	108,324

		8,146,255

Metals & Mining—2.2%
A.M. Castle & Co.	3,723	81,310
AK Steel Holding Corp. (a)	35,208	279,904
Alpha Natural Resources, Inc. (b)	9,823	188,700
AMCOL International Corp.	6,834	140,234
Brush Engineered Material, Inc.	6,088	96,799
Carpenter Technology Corp. (a)	8,386	590,961
Century Aluminum Co.	9,357	245,247
Chaparral Steel Co. (b)	7,332	221,793
Cleveland Cliffs, Inc. (a)	7,412	656,481
Coeur D’Alene Mines Corp. (a)	77,483	309,932
Commercial Metals Co.	20,130	755,680
Compass Minerals International, Inc. (a)	6,626	162,602
Foundation Coal Holdings, Inc. (a)	7,901	300,238
Gibraltar Industries, Inc. (a)	7,619	174,780
GrafTech International, Ltd. (a)	29,803	185,375
Hecla Mining Co. (a)	38,880	157,853
James River Coal Co.	4,250	162,350
Metal Management, Inc. (a)	7,392	171,938
NN, Inc.	6,070	64,342
Oregon Steel Mills, Inc. (a)	11,138	327,680

*See accompanying notes to financial statements.

MSF-247

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—(Continued)
Quanex Corp. (a)	9,044	$451,929
Reliance Steel & Aluminum Co.	9,862	602,765
Roanoke Electric Steel Corp.	3,819	90,128
Royal Gold, Inc. (a)	7,873	273,429
RTI International Metals, Inc.	8,553	324,586
Ryerson Tull, Inc. (a)	7,775	189,088
Schnitzer Steel Industries, Inc. (a)	7,387	225,968
Steel Dynamics, Inc. (a)	13,508	479,669
Steel Technologies, Inc. (a)	3,366	94,214
Stillwater Mining Co. (a)	12,963	149,982
Titanium Metals Corp. (a)	4,406	278,724
USEC, Inc.	26,522	316,938
Worthington Industries, Inc. (a)	22,409	430,477

		9,182,096

Multi-Utilities—0.2%
Aquila, Inc. (a) (b)	118,745	427,482
Avista Corp.	16,123	285,538

		713,020

Multiline Retail—0.3%
99 Cents Only Stores (a) (b)	15,777	165,027
Big Lots, Inc. (a) (b)	36,605	439,626
Burlington Coat Factory Warehouse Corp.	6,057	243,552
Fred’s, Inc. (a)	13,765	223,957
Retail Ventures, Inc. (b)	5,647	70,249
Stein Mart, Inc. (a)	9,522	172,824
Tuesday Morning Corp. (a)	8,286	173,343

		1,488,578

Mutual Funds—1.9%
iShares Russell 2000 Index Fund (a)	119,200	7,949,448

Office Electronics—0.1%
IKON Office Solutions, Inc.	37,318	388,480

Oil, Gas & Consumable Fuels—3.1%
Alon USA Energy, Inc. (a)	3,353	65,887
Atlas America, Inc.	3,833	230,823
ATP Oil & Gas Corp. (b)	5,899	218,322
Berry Petroleum Co.	5,627	321,864
Bill Barrett Corp. (a) (b)	4,375	168,919
Bois d’Arc Energy, Inc. (a)	4,448	70,545
Brigham Exploration Co.	7,247	85,949
Cabot Oil & Gas Corp.	16,363	737,971
Callon Petroleum Co. (a)	4,125	72,806
Carrizo Oil & Gas, Inc. (a)	6,126	151,374
Cheniere Energy, Inc. (a)	17,055	634,787
Cimarex Energy Co. (a)	26,928	1,158,173
Comstock Resources, Inc. (b)	13,099	399,651
Crosstex Energy, Inc.	2,013	126,940
Delta Petroleum Corp. (a)	12,281	267,357
Edge Petroleum Corp.	5,435	135,386
Encore Aquisition Co.	15,837	507,418
Endeavour International Corp.	18,499	61,047

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Energy Partners, Ltd. (a) (b)	10,760	$234,460
Frontier Oil Corp.	18,193	682,783
FX Energy, Inc. (a)	11,798	94,148
Gasco Energy, Inc. (a)	21,137	138,025
Giant Industries, Inc.	4,579	237,925
Goodrich Peteroleum Corp. (a) (b)	3,368	84,705
Harvest Natural Resources, Inc. (a)	12,513	111,115
Holly Corp. (a)	7,971	469,253
Houston Exploration Co. (a)	10,315	544,632
KCS Energy, Inc. (a)	16,452	398,468
McMoran Exploration Co. (a)	6,027	119,154
Meridian Resource Corp. (a)	28,080	117,936
Parallel Petroleum Corp. (a)	10,224	173,910
Penn Virginia Corp.	6,863	393,936
Petroleum Development Corp. (a)	5,229	174,335
PetroQuest Energy, Inc.	13,340	110,455
Pioneer Drilling Co. (a) (b)	6,451	115,666
Remington Oil & Gas Corp. (a) (b)	7,805	284,883
Resource America, Inc.	5,263	89,734
St. Mary Land & Exploration Co. (a)	19,080	702,335
Stone Energy Corp. (a) (b)	8,136	370,432
Swift Energy Co. (b)	10,119	456,063
Syntroleum Corp. (a)	12,692	114,609
Todco (Class A)	16,590	631,415
Toreador Resources Corp. (a)	4,634	97,638
TransMontaigne, Inc.	11,923	78,692
W&T Offshore, Inc. (a)	4,296	126,302
Warren Resources, Inc. (a)	5,791	91,614
Whiting Petroleum Corp.	11,960	478,400
Williams Clayton Energy, Inc. (a)	1,786	74,548

		13,212,790

Paper & Forest Products—0.4%
Bowater, Inc. (a)	18,007	553,175
Buckeye Technologies, Inc.	8,960	72,128
Chesapeake Corp.	6,265	106,380
Deltic Timber Corp.	3,743	194,112
Glatfelter (a)	14,400	204,336
Mercer International, Inc. (a)	9,628	75,676
Neenah Paper, Inc. (a)	4,857	135,996
Wausau-Mosinee Paper Corp. (a)	14,665	173,780

		1,515,583

Personal Products—0.4%
Chattem, Inc. (a)	7,156	260,407
Elizabeth Arden, Inc. (a)	8,835	177,230
Mannatech, Inc. (a)	4,832	66,730
Nature’s Sunshine Products, Inc. (a)	3,864	69,861
NBTY, Inc. (a) (b)	18,289	297,196
NU Skin Enterprises, Inc.	18,168	319,393
Playtex Products, Inc. (a)	15,273	208,782
Revlon, Inc. (a)	47,536	147,362
Water Pik Technologies, Inc.	3,495	75,038

		1,621,999

*See accompanying notes to financial statements.

MSF-248

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—1.6%
Adams Respiratory Therapeutics, Inc. (b)	2,527	$102,748
Adolor Corp.	13,429	196,063
Alpharma, Inc. (a)	13,761	392,326
Andrx Corp. (a) (b)	23,700	390,339
Ariad Pharmaceuticals, Inc. (a)	21,812	127,600
Atherogenics, Inc. (a)	12,957	259,270
Avanir Pharmaceuticals (Class A) (a)	36,746	126,406
Bentley Pharmaceuticals, Inc. (a)	6,371	104,548
Discovery Laboratories, Inc. (a)	16,615	110,988
Dov Pharmaceutical, Inc. (a)	7,754	113,829
Durect Corp., Inc. (a)	11,442	58,011
Hi-Tech Pharmacal Co., Inc.	1,904	84,328
Idenix Pharmaceuticals, Inc. (a) (b)	4,298	73,539
Inspire Pharmaceutical, Inc.	15,703	79,771
InterMune, Inc. (a)	10,030	168,504
K-V Pharmaceutical Co. (Class A) (a)	12,272	252,803
MannKind Corp. (a) (b)	8,062	90,778
Medicis Pharmaceutical Corp. (Class A) (a)	17,554	562,606
MGI Pharma, Inc.	25,788	442,522
Nastech Pharmaceutical, Inc. (a)	6,222	91,588
Nektar Therapeutics	27,502	452,683
New River Pharmaceuticals, Inc. (a)	2,146	111,335
Nitromed, Inc. (a)	5,572	77,729
Noven Pharmaceuticals, Inc. (a) (b)	6,880	104,094
NPS Pharmaceuticals, Inc. (a)	12,013	142,234
Pain Therapeutics, Inc. (a)	6,849	46,299
Palatin Technologies, Inc.	1	3
Par Pharmaceutical Companies, Inc. (a) (b)	12,917	404,819
Penwest Pharmaceuticals Co. (a) (b)	9,561	186,631
Perrigo Co. (a)	27,613	411,710
Pharmion Corp. (b)	8,108	144,079
Pozen, Inc.	8,412	80,671
Renovis, Inc. (a)	6,578	100,643
Rigel Pharmaceuticals, Inc. (a) (b)	8,154	68,168
Salix Pharmaceuticals, Ltd.	17,032	299,423
SFBC International, Inc. (a) (b)	6,279	100,527
Supergen, Inc. (a)	17,685	89,309
The Medicines Co. (a) (b)	16,504	287,995
Trimeris, Inc. (b)	4,867	55,922

		6,992,841

Real Estate—6.7%
Aames Investment Corp. (REIT) (a)	16,861	108,922
Acadia Realty Trust (REIT) (a)	11,009	220,730
Affordable Residential Communities, Inc. (REIT) (a)	8,033	76,554
Agree Realty Corp. (REIT)	2,629	75,978
Alexander’s, Inc. (REIT)	712	174,796
Alexandria Real Estate Equities, Inc. (REIT)	6,840	550,620
American Campus Communities, Inc. (REIT)	5,731	142,129
American Home Mortgage Investment Corp. (REIT)	14,561	474,252
AMLI Residential Properties Trust (REIT) (a)	9,697	368,971
Anthracite Capital, Inc. (REIT)	17,065	179,694
Anworth Mortgage Asset Corp. (REIT) (a)	18,814	137,342
Arbor Realty Trust, Inc. (REIT)	4,285	111,067
Ashford Hospitality Trust, Inc. (REIT)	9,283	97,379
Avatar Holding, Inc. (a)	2,006	110,169

Security Description	Shares	Value*

Real Estate—(Continued)
Bedford Property Investors, Inc. (REIT) (a)	4,713	$103,403
Bimini Mortgage Management, Inc. (REIT) (a)	6,579	59,540
BioMed Realty Trust, Inc. (REIT) (a)	14,187	346,163
Bluegreen Corp. (a)	9,075	143,385
Boykin Lodging Co. (REIT)	6,002	73,344
Brandywine Realty Trust (REIT)	18,061	504,082
Brookdale Senior Living, Inc. (a) (b)	3,634	108,330
Brookfield Homes Corp. (a)	5,206	258,894
California Coastal Communities, Inc.	2,667	104,626
Capital Lease Funding, Inc. (REIT)	7,524	79,228
Capital Trust, Inc. (REIT) (a)	4,803	140,632
Cedar Shopping Centers, Inc. (REIT) (a)	5,543	77,990
Colonial Properties Trust (REIT)	14,140	593,597
Columbia Equity Trust, Inc. (a)	5,014	80,976
Commercial Net Lease Realty (REIT)	18,295	372,669
Consolidated Tomoka Land Co.	2,042	144,778
Corporate Office Properties Trust (REIT) (a)	9,448	335,782
Correctional Properties Trust (REIT)	3,708	99,634
Corrections Corp. of America	13,049	586,813
Cousins Properties, Inc. (REIT)	12,745	360,683
CRIIMIi Mae, Inc. (REIT)	5,231	103,574
Deerfield Triarc Capital Corp.	7,937	108,737
Diamondrock Hospitality Co. (REIT) (a)	8,350	99,866
Digital Reality Trust, Inc. (REIT)	4,031	91,222
EastGroup Properties, Inc. (REIT)	7,662	346,016
Education Realty Trust, Inc. (REIT) (a)	6,499	83,772
Entertainment Properties Trust (REIT)	8,278	337,328
Equity Inns, Inc. (REIT)	16,699	226,271
Equity Lifestyle Properties, Inc. (REIT) (a)	6,932	308,474
Equity One, Inc. (REIT) (a)	12,479	288,514
Extra Space Storage, Inc. (REIT) (a)	12,789	196,951
FelCor Lodging Trust, Inc. (REIT) (a)	18,657	321,087
Fieldstone Investment Corp. (REIT) (a)	16,134	191,349
First Industrial Realty Trust, Inc. (REIT) (a)	14,343	552,205
First Potomac Realty Trust (REIT) (a)	6,710	178,486
Getty Realty Corp. (REIT)	6,406	168,414
Glenborough Realty Trust, Inc. (REIT)	10,576	191,426
Glimcher Realty Trust (REIT) (a)	12,905	313,850
GMH Communities Trust (REIT) (a)	13,528	209,819
Government Properties Trust, Inc. (REIT) (a)	6,482	60,477
Gramercy Capital Corp. (REIT) (a)	7,178	163,515
Heritage Property Investment Trust, Inc. (REIT) (a)	8,714	291,048
Hersha Hospitality Trust (REIT) (a)	7,032	63,358
Highland Hospitality Corp. (REIT)	15,896	175,651
Highwoods Properties, Inc. (REIT) (a)	17,855	507,975
Home Properties of New York, Inc. (REIT)	10,639	434,071
HomeBanc Corp. (REIT) (a)	18,606	139,173
IMPAC Mortage Holdings, Inc. (REIT) (a)	24,160	227,346
Inland Real Estate Corp. (REIT) (a)	21,831	322,880
Innkeepers USA Trust (REIT)	14,497	231,952
Investors Real Estate Trust (REIT) (a)	17,823	164,506
Jer Investors Trust, Inc. (REIT)	3,883	65,817
Jones Lang LaSalle, Inc. (a) (b)	11,373	572,631
Kilroy Realty Corp. (REIT) (a)	10,144	627,914
Kite Realty Group Trust (REIT)	9,572	148,079
La Quinta Corp. (b)	67,221	748,842
LaSalle Hotel Properties (REIT)	10,950	402,084

*See accompanying notes to financial statements.

MSF-249

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate—(Continued)
Levitt Corp. (Class A) (b)	5,017	$114,087
Lexington Corporate Properties Trust (REIT)	17,179	365,913
LTC Properties, Inc. (REIT)	7,156	150,491
Luminent Mortgage Capital, Inc. (REIT)	11,837	88,896
Maguire Properties, Inc. (REIT) (a)	12,924	399,352
MeriStar Hospitality Corp. (REIT)	27,812	261,433
MFA Mortgage Investment, Inc. (REIT)	29,829	170,025
Mid-America Apartment Communities, Inc. (REIT)	6,376	309,236
National Health Investors, Inc. (REIT)	8,588	222,944
Nationwide Health Properties, Inc. (REIT)	22,143	473,860
Newcastle Investment Corp. (REIT) (a)	14,161	351,901
Novastar Financial, Inc. (REIT) (a)	8,758	246,187
Omega Healthcare Investors, Inc. (REIT)	19,318	243,214
Parkway Properties, Inc. (REIT)	4,727	189,742
Pennsylvania Real Estate Investment Trust (REIT)	11,776	439,951
Post Properties, Inc. (REIT)	14,108	563,615
Potlatch Corp. (REIT) (a)	9,339	476,102
Prentiss Properties Trust (REIT) (a)	15,516	631,191
PS Business Parks, Inc. (REIT)	6,192	304,646
RAIT Investment Trust (REIT)	9,571	248,080
Ramco-Gershenson Property Trust (REIT)	4,666	124,349
Redwood Trust, Inc. (REIT)	7,551	311,554
Saul Centers, Inc. (REIT)	3,616	130,538
Saxon Capital, Inc. (REIT)	17,480	198,048
Senior Housing Properties Trust (REIT)	19,341	327,056
Sizeler Property Investments, Inc. (REIT)	6,314	81,135
Sovran Self Storage, Inc. (REIT)	6,174	289,993
Spirit Finance Corp. (REIT) (a)	21,677	246,034
Strategic Hotel Capital, Inc. (REIT)	13,072	269,022
Sun Communities, Inc. (REIT)	6,120	192,168
Sunstone Hotel Investors, Inc. (REIT)	10,529	279,756
Tanger Factory Outlet Centers, Inc. (REIT)	10,384	298,436
Tarragon Corp. (a)	3,386	69,819
Taubman Centers, Inc. (REIT)	16,556	575,321
The Town & Country Trust (REIT) (a)	5,764	194,881
Trammell Crow Co.	11,326	290,512
Trustreet Properties, Inc. (REIT) (a)	19,005	277,853
U-Store-It Trust (REIT) (a)	14,075	296,279
Universal Health Realty Income Trust, Inc. (REIT)	3,614	113,263
Urstadt Biddle Properties, Inc. (REIT)	6,696	108,542
Washington Real Estate Investment Trust (REIT)	13,659	414,551
Williams Scotsman International, Inc.	5,073	87,814
Winston Hotels, Inc. (REIT)	7,812	77,339

		28,572,961

Road & Rail—1.2%
AMERCO (a)	4,098	295,261
Arkansas Best Corp.	8,714	380,628
Dollar Thrifty Automotive Group, Inc. (b)	8,318	300,030
Florida East Coast Indiana, Inc. (a)	11,922	505,135
GATX Corp. (a)	15,791	569,739
Genesee & Wyoming, Inc. (b)	7,665	287,821
Heartland Express, Inc. (a)	14,851	301,327
Kansas City Southern Industries, Inc. (a)	26,993	659,439
Knight Transportation, Inc.	19,575	405,790
Marten Transport, Ltd. (b)	4,728	86,144

Security Description	Shares	Value*

Road & Rail—(Continued)
Old Dominion Freight Line, Inc. (b)	9,838	$265,429
Pacer International, Inc.	12,230	318,714
RailAmerica, Inc. (b)	12,004	131,924
SCS Transportation, Inc.	4,969	105,591
SIRVA, Inc. (a)	7,934	63,472
Werner Enterprises, Inc. (a)	17,606	346,838

		5,023,282

Semiconductors & Semiconductor Equipment—4.1%
Actel Corp. (a) (b)	8,453	107,607
Adaptec, Inc.	38,048	221,439
ADE Corp. (b)	3,170	76,270
Advanced Energy Industries, Inc. (a) (b)	10,550	124,807
AMIS Holdings, Inc. (a) (b)	14,418	153,552
Amkor Technology, Inc. (a)	33,013	184,873
Applied Micro Circuits Corp. (a) (b)	100,216	257,555
Asyst Technologies, Inc.	16,323	93,368
Atmel Corp. (a) (b)	136,160	420,734
ATMI, Inc. (a) (b)	11,995	335,500
August Technology Corp.	6,343	69,710
Axcelis Technologies, Inc. (a) (b)	34,912	166,530
Brooks Automation, Inc. (b)	25,649	321,382
Cabot Microelectronics Corp. (a) (b)	7,983	234,141
Cirrus Logic, Inc.	34,721	231,936
Cohu, Inc.	6,914	158,123
Conexant Systems, Inc.	153,507	346,926
Credence Systems Corp. (a) (b)	30,021	208,946
Cymer, Inc. (a) (b)	12,096	429,529
Cypress Semiconductor Corp. (a) (b)	46,130	657,353
Diodes, Inc. (a) (b)	5,726	177,792
Emcore Corp. (a)	11,756	87,230
Entegris, Inc. (b)	38,021	358,158
Exar Corp. (a) (b)	14,200	177,784
Fairchild Semiconductor International, Inc. (b)	42,228	714,075
FEI Co. (a)	7,395	141,762
FormFactor, Inc. (b)	10,987	268,412
Genesis Microchip, Inc. (a)	12,064	218,238
Integrated Device Technology, Inc. (a) (b)	66,828	880,793
Integrated Silicon Solution, Inc. (b)	12,062	77,679
IXYS Corp. (a)	6,862	80,217
Kulicke & Soffa Industries, Inc. (a)	17,667	156,176
Lattice Semiconductor Corp. (a) (b)	35,882	155,010
LTX Corp. (b)	20,347	91,562
Mattson Technology, Inc. (b)	13,025	131,032
Micrel, Inc. (a) (b)	21,960	254,736
Microsemi Corp. (b)	20,544	568,247
Microtune, Inc. (a) (b)	16,160	67,387
MIPS Technologies, Inc. (a)	13,635	77,447
MKS Instruments, Inc.	10,424	186,485
Monolithic Power Systems (a)	6,010	90,090
MPS Group, Inc. (b)	33,626	459,667
Netlogic Microsystems, Inc. (a) (b)	3,618	98,554
OmniVision Technologies, Inc. (a) (b)	18,388	367,024
ON Semiconductor Corp. (a)	46,738	258,461
PDF Solutions, Inc.	5,114	83,103
Pericom Semiconductor Corp. (b)	6,962	55,487

*See accompanying notes to financial statements.

MSF-250

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Photronics, Inc. (b)	12,688	$191,081
Pixelworks, Inc.	13,479	68,473
PLX Technology, Inc.	8,321	71,561
PMC-Sierra, Inc. (a) (b)	58,185	448,606
PortalPlayer, Inc. (a) (b)	5,102	144,489
Power Integrations, Inc. (a) (b)	9,121	217,171
Rambus, Inc. (a)	32,143	520,395
RF Micro Devices, Inc. (a) (b)	60,946	329,718
Semtech Corp. (b)	23,840	435,318
Sigmatel, Inc. (a)	11,630	152,353
Silicon Image, Inc.	24,117	218,259
Silicon Laboratories, Inc. (a) (b)	15,406	564,784
Silicon Storage Technology, Inc. (a) (b)	28,215	142,486
Sirf Technology Holdings, Inc. (a)	11,511	343,028
Skyworks Solutions, Inc. (a) (b)	53,229	270,936
Standard Microsystems Corp.	7,078	203,068
Supertex, Inc.	3,144	139,122
Tessera Technologies, Inc. (b)	14,179	366,527
Trident Microsystems, Inc. (a) (b)	16,592	298,656
TriQuint Semiconductor, Inc. (a) (b)	47,255	210,285
Ultratech Stepper, Inc. (a)	7,164	117,633
Varian Semiconductor Equipment, Inc. (a) (b)	12,816	563,007
Vitesse Semiconductor Corp. (a)	72,887	139,943
Volterra Semiconductor Corp. (a) (b)	5,501	82,515
Zoran Corp. (b)	14,401	233,440

		17,555,743

Software—3.3%
Advent Software, Inc. (b)	7,677	221,942
Agile Software Corp. (a) (b)	16,292	97,426
Ansoft Corp. (a)	2,320	78,996
ANSYS, Inc.	10,174	434,328
Aspen Technology, Inc. (a)	12,519	98,274
Blackbaud, Inc.	3,725	63,623
Blackboard, Inc.	6,033	174,836
Borland Software Corp. (a) (b)	30,430	198,708
Bottomline Technologies, Inc. (b)	4,425	48,764
Cognex Corp.	13,827	416,054
Concur Technologies, Inc. (a)	12,754	164,399
Dendrite International, Inc.	13,945	200,947
Eclipsys Corp. (a)	13,688	259,114
Emageon, Inc. (a)	5,185	82,442
Entrust, Inc. (b)	19,762	95,648
Epicor Software Corp. (a)	17,286	244,251
EPIQ System, Inc. (a)	4,544	84,246
Faro Technologies, Inc. (a)	3,508	70,160
Gartner, Inc. (Class A) (a) (b)	21,483	277,131
Informatica Corp. (a) (b)	27,709	332,508
Internet Security Systems, Inc.	15,185	318,126
Intervoice, Inc. (a) (b)	11,469	91,293
Jack Henry & Associates, Inc.	23,474	447,884
JDA Software Group, Inc. (a)	9,424	160,302
KFX, Inc. (a)	18,947	324,183
Kronos, Inc.	10,723	448,865
Lawson Software, Inc. (a)	18,216	133,888
Macrovision Corp. (a) (b)	17,819	298,112

Security Description	Shares	Value*

Software—(Continued)
Magma Design Automation, Inc. (a)	11,783	$99,095
Manhattan Associates, Inc.	9,679	198,226
MapInfo Corp. (a)	6,753	85,155
Mentor Graphics Corp. (a) (b)	27,351	282,809
Merge Technologies, Inc.	6,036	151,141
Micromuse, Inc. (a) (b)	25,452	251,720
MICROS Systems, Inc. (a) (b)	13,491	651,885
MicroStrategy, Inc. (a)	5,300	438,522
MRO Software, Inc. (b)	6,430	90,277
Nuance Communications, Inc.	36,280	276,816
Open Solutions, Inc. (a) (b)	6,470	148,292
Parametric Technology Corp. (b)	90,003	549,018
Progress Software Corp. (b)	13,295	377,312
Quality Systems, Inc.	3,055	234,502
Quest Software, Inc. (a) (b)	20,843	304,099
Radiant Systems, Inc. (b)	7,742	94,143
RadiSys Corp. (a)	9,234	160,118
RSA Security, Inc. (b)	22,826	256,336
Saflink Corp.	1	1
SeaChange International, Inc.	7,904	62,442
Secure Computing Corp. (a)	12,086	148,174
Serena Software, Inc. (a) (b)	8,957	209,952
SPSS, Inc.	6,730	208,159
TALX Corp.	6,732	307,720
The Ultimate Software Group, Inc. (a) (b)	7,564	144,246
THQ, Inc. (a) (b)	20,838	496,986
TIBCO Software, Inc. (b)	69,682	520,525
TradeStation Group, Inc.	7,150	88,517
Transaction Systems Architects, Inc. (Class A) (b)	13,394	385,613
Vasco Data Security International, Inc. (a)	8,104	79,905
Verifone Holdings, Inc. (a)	8,244	208,573
Verint Systems, Inc.	5,380	185,449
Wind River Systems, Inc. (b)	22,271	328,943
Witness Systems, Inc.	8,377	164,776

		14,055,897

Specialty Retail—3.3%
A.C. Moore Arts & Crafts, Inc. (a) (b)	4,205	61,183
Aaron Rents, Inc. (Class B) (a)	12,801	269,845
Aeropostale, Inc. (a) (b)	18,468	485,708
Asbury Automotive Group, Inc.	3,985	65,593
Big 5 Sporting Goods Corp. (a)	6,591	144,277
Blockbuster, Inc. (a)	61,306	229,897
Buckle, Inc.	3,295	106,231
Building Materials Holdings Corp. (a)	4,417	301,284
Cabelas, Inc. (a)	10,048	166,797
Cache, Inc.	4,177	72,346
Cato Corp.	9,699	208,044
Charlotte Russe Holding, Inc. (b)	4,248	88,486
Charming Shoppes, Inc. (a)	40,240	531,168
Christopher & Banks Corp.	11,991	225,191
Cost Plus, Inc. (a) (b)	7,641	131,043
CSK Auto Corp.	14,942	225,325
Dress Barn, Inc. (a)	8,168	315,366
DSW, Inc. (a)	3,628	95,126
GameStop Corp. (Class A) (a) (b)	17,871	568,655

*See accompanying notes to financial statements.

MSF-251

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
Genesco, Inc. (a)	8,778	$340,499
Group 1 Automotive, Inc. (b)	7,642	240,188
Guitar Center, Inc. (b)	8,639	432,036
Haverty Furniture Cos., Inc.	5,275	67,995
Hibbett Sporting Goods, Inc. (a) (b)	13,482	383,967
Hot Topic, Inc. (a) (b)	13,967	199,030
Jo Ann Stores, Inc. (a)	6,543	77,207
JoS. A. Bank Clothiers, Inc. (a)	4,389	190,526
Linens ‘N Things, Inc. (a) (b)	15,869	422,115
Lithia Motors, Inc.	6,487	203,951
MarineMax, Inc. (a) (b)	6,019	190,020
Monro Muffler Brake, Inc.	3,183	96,509
Pacific Sunwear of California, Inc. (b)	26,586	662,523
Payless Shoesource, Inc. (b)	22,806	572,431
Pep Boys-Manny Moe & Jack (a)	18,411	274,140
PETCO Animal Supplies, Inc. (a)	18,547	407,107
Pier 1 Imports, Inc. (a)	27,800	242,694
Rush Enterprises, Inc.	6,903	102,717
Select Comfort Corp. (a)	11,658	318,846
Sonic Automotive, Inc. (a)	9,745	217,119
Stage Stores, Inc.	9,046	269,390
The Children’s Place Retail Stores, Inc. (a) (b)	8,051	397,880
The Finish Line, Inc. (Class A)	13,612	237,121
The Gymboree Corp. (a) (b)	9,692	226,793
The Sports Authority, Inc. (a) (b)	8,398	261,430
The Talbots, Inc.	7,453	207,342
Too, Inc.	12,243	345,375
Tractor Supply Co. (b)	11,010	582,869
United Auto Group, Inc. (a)	8,673	331,309
United Rentals, Inc. (a) (b)	21,786	509,575
West Marine, Inc. (a) (b)	3,991	55,794
Wet Seal, Inc.	14,364	63,776
Zale Corp.	18,118	455,668

		13,877,507

Textiles, Apparel & Luxury Goods—1.2%
Brown Shoe Co., Inc.	6,358	269,770
Carter’s, Inc. (a) (b)	6,924	407,477
Charles & Colvard, Ltd. (a)	4,112	83,062
Cherokee, Inc.	2,327	80,026
Deckers Outdoor Corp. (a)	3,013	83,219
Ellis Perry International, Inc. (a)	3,213	61,047
Fossil, Inc. (a) (b)	15,664	336,933
Guess?, Inc. (a) (b)	6,927	246,601
Hartmarx Corp. (a)	7,913	61,801
K-Swiss, Inc. (a)	9,537	309,380
Kellwood Co. (a)	9,059	216,329
Kenneth Cole Productions, Inc.	2,769	70,610
Movado Group, Inc.	6,074	111,154
New York & Co., Inc. (a)	6,941	147,149
Oxford Industries, Inc. (a)	5,594	305,992
Phillips-Van Heusen Corp.	12,223	396,025
Russell Corp. (a)	13,512	181,872
Skechers U. S. A., Inc.	6,446	98,753
Steven Madden, Ltd.	4,601	134,487
Stride Rite Corp. (a)	13,783	186,897

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
The Warnaco Group, Inc. (b)	17,294	$462,096
Under Armour, Inc. (a) (b)	3,766	144,275
UniFirst Corp.	3,018	93,860
Wolverine World Wide, Inc. (a)	19,941	447,875

		4,936,690

Tobacco—0.2%
Alliance One International, Inc. (a)	28,481	111,076
Schweitzer-Mauduit International, Inc.	5,245	129,971
Universal Corp.	8,916	386,598
Vector Group, Ltd. (a)	9,335	169,617

		797,262

Trading Companies & Distributors—0.3%
Hughes Supply, Inc. (a)	22,942	822,471
NuCo2, Inc. (b)	5,122	142,801
UAP Holdings Corp. (b)	10,963	223,864

		1,189,136

Water Utilities—0.2%
American State Water Co. (a)	6,801	209,471
California Water Service Group	5,594	213,859
Connecticut Water Service, Inc.	2,736	67,059
Middlesex Water Co. (a)	3,736	64,782
SJW Corp.	2,310	105,105
Southwest Water Co. (a)	5,789	82,836

		743,112

Wireless Telecommunication Services—0.5%
Centennial Communications Corp. (a)	7,173	111,325
Dobson Communications Corp.	37,234	279,255
JAMDAT Mobile, Inc. (b)	3,936	104,619
Novatel Wireless, Inc. (a) (b)	9,676	117,176
Price Communications Corp. (a)	14,751	219,348
SBA Communications Corp. (b)	28,406	508,468
Syniverse Holdings, Inc.	6,127	128,054
UbiquiTel, Inc. (b)	22,591	223,425
USA Mobility, Inc. (a)	8,939	247,789
Wireless Facilities, Inc. (a) (b)	15,443	78,759

		2,018,218

Total Common Stock (Identified Cost $331,438,336)		404,316,533

Rights—0.0%

Commercial Banks—0.0%
Bank United Corp. (d)	4,713	0

Total Rights (Identified Cost $1,602)		0

*See accompanying notes to financial statements.

MSF-252

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2005

Short Term Investments—4.6%

Security Description	Face Amount	Value*

Discount Notes—4.6%
Federal Home Loan Bank 3.350%, 01/03/06	$1,800,000	$1,799,665
Federal National Mortgage Association 0.010%, 03/22/06	17,500,000	17,332,389
4.310%, 03/22/06	400,000	396,169

Total Short Term Investments (Amortized Cost $19,528,223)		19,528,223

Total Investments—99.8% (Identified Cost $350,968,161) (e)		423,844,756
Other assets less liabilities		800,132

Total Net Assets—100%		$424,644,888

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $106,411,907 and the collateral received consisted of cash in the amount of $110,057,861 and securities with a market value of $9,576.
(b)	Non-Income Producing.
(c)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(d)	Zero Valued Security.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $350,532,245 and the composition of unrealized appreciation and depreciation of investment securities was $99,452,741 and $(26,140,230), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Net Unrealized Depreciation
Russell 2000 Index	3/16/2006	57	$19,630,985	$19,331,550	$(299,435)

*See accompanying notes to financial statements.

MSF-253

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$423,844,756
Cash		228,498
Collateral for securities loaned		110,057,861
Receivable for:
Securities sold		555,763
Fund shares sold		962,645
Accrued interest and dividends		500,481

Total Assets		536,150,004
Liabilities
Payable for:
Fund shares redeemed	$844,008
Securities purchased	336,000
Futures variation margin	52,155
Withholding taxes	293
Return of collateral for securities loaned	110,057,861
Accrued expenses:
Management fees	88,958
Service and distribution fees	29,887
Other expenses	95,954

Total Liabilities		111,505,116

Net Assets		$424,644,888

Net Assets Consists of:
Capital paid in		$329,615,810
Undistributed net investment income		3,591,625
Accumulated net realized gains		18,860,293
Unrealized appreciation on investments and futures contracts		72,577,160

Net Assets		$424,644,888

Computation of offering price:
Class A
Net asset value and redemption price per share ($266,467,356 divided by 19,139,155 shares outstanding)		$13.92

Class B
Net asset value and redemption price per share ($108,688,968 divided by 7,918,039 shares outstanding)		$13.73

Class E
Net asset value and redemption price per share ($49,488,564 divided by 3,568,758 shares outstanding)		$13.87

Identified cost of investments		$350,968,161

Statement of Operations

Year ended December 31, 2005

Investment Income
Dividends		$4,828,468	(a)
Interest		934,666	(b)

		5,763,134
Expenses
Management fees	$989,178
Service and distribution fees—Class B	230,757
Service and distribution fees—Class E	74,830
Directors’ fees and expenses	22,264
Custodian	251,964
Audit and tax services	20,631
Legal	10,271
Printing	101,219
Insurance	7,573
Miscellaneous	11,785

Total expenses	1,720,472
Management fee waivers	(19,099)	1,701,373

Net Investment Income		4,061,761

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	17,300,043
Futures contracts—net	1,552,660	18,852,703

Unrealized depreciation on:
Investments—net	(2,926,860)
Futures contracts—net	(855,815)	(3,782,675)

Net gain		15,070,028

Net Increase in Net Assets From Operations		$19,131,789

(a)	Net of foreign taxes of $2,545.
(b)	Includes income on securities loaned of $381,292.

See accompanying notes to financial statements.

MSF-254

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$4,061,761	$3,056,080
Net realized gain	18,852,703	17,957,817
Unrealized appreciation (depreciation)	(3,782,675)	34,166,564

Increase in net assets from operations	19,131,789	55,180,461

From Distributions to Shareholders
Net investment income
Class A	(1,954,701)	(1,105,498)
Class B	(488,212)	(167,111)
Class E	(312,859)	(228,581)

	(2,755,772)	(1,501,190)

Net realized gain
Class A	(9,570,659)	0
Class B	(3,378,427)	0
Class E	(1,910,282)	0

	(14,859,368)	0

Total distributions	(17,615,140)	(1,501,190)

Increase in net assets from capital share transactions	40,847,816	33,887,460

Total increase in net assets	42,364,465	87,566,731

Net Assets
Beginning of the period	382,280,423	294,713,692

End of the period	$424,644,888	$382,280,423

Undistributed Net Investment Income
End of the period	$3,591,625	$2,698,147

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	5,597,156	$75,005,236	5,366,732	$67,037,890
Reinvestments	954,877	11,525,360	87,116	1,105,498
Redemptions	(5,607,025)	(75,079,788)	(5,397,670)	(67,177,189)

Net increase	945,008	$11,450,808	56,178	$966,199

Class B
Sales	3,691,555	$48,607,976	3,236,659	$40,091,574
Reinvestments	324,382	3,866,639	13,326	167,111
Redemptions	(1,619,780)	(21,494,922)	(1,109,001)	(13,697,642)

Net increase	2,396,157	$30,979,693	2,140,984	$26,561,043

Class E
Sales	806,060	$10,769,340	2,523,456	$31,408,820
Reinvestments	184,800	2,223,141	18,070	228,581
Redemptions	(1,081,292)	(14,575,166)	(2,076,459)	(25,277,183)

Net increase (decrease)	(90,432)	$(1,582,685)	465,067	$6,360,218

Increase derived from capital share transactions	3,250,733	$40,847,816	2,662,229	$33,887,460

See accompanying notes to financial statements.

MSF-255

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.01	$11.95	$8.25	$10.43	$10.37

Income From Investment Operations
Net investment income	0.14	0.12	0.08	0.08	0.10
Net realized and unrealized gain (loss) of investments	0.40	2.00	3.69	(2.20)	(0.01)

Total from investment operations	0.54	2.12	3.77	(2.12)	0.09

Less Distributions
Distributions from net investment income	(0.11)	(0.06)	(0.07)	(0.05)	(0.03)
Distributions from net realized capital gains	(0.52)	0.00	0.00	(0.01)	0.00

Total distributions	(0.63)	(0.06)	(0.07)	(0.06)	(0.03)

Net Asset Value, End of Period	$13.92	$14.01	$11.95	$8.25	$10.43

Total Return (%)	4.5	17.8	46.1	(20.5)	0.9
Ratio of operating expenses to average net assets (%)	0.35	0.37	0.47	0.49	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.36	—	—	—	0.56
Ratio of net investment income to average net assets (%)	1.10	0.97	0.89	0.99	1.03
Portfolio turnover rate (%)	39	39	42	53	47
Net assets, end of period (000)	$266,467	$254,898	$216,744	$131,184	$141,958

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.82	$11.80	$8.16	$10.33	$9.84

Income From Investment Operations
Net investment income	0.10	0.08	0.05	0.05	0.06
Net realized and unrealized gain (loss) of investments	0.41	1.98	3.65	(2.17)	0.46

Total from investment operations	0.51	2.06	3.70	(2.12)	0.52

Less Distributions
Distributions from net investment income	(0.08)	(0.04)	(0.06)	(0.04)	(0.03)
Distributions from net realized capital gains	(0.52)	0.00	0.00	(0.01)	0.00

Total distributions	(0.60)	(0.04)	(0.06)	(0.05)	(0.03)

Net Asset Value, End of Period	$13.73	$13.82	$11.80	$8.16	$10.33

Total Return (%)	4.3	17.4	45.7	(20.6)	5.3 (b)
Ratio of operating expenses to average net assets (%)	0.60	0.62	0.72	0.74	0.80 (c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.61	—	—	—	0.81 (c)
Ratio of net investment income to average net assets (%)	0.87	0.77	0.64	0.79	0.83 (c)
Portfolio turnover rate (%)	39	39	42	53	47
Net assets, end of period (000)	$108,689	$76,322	$39,911	$13,267	$7,292

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-256

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.95	$11.92	$8.23	$10.42	$10.46

Income From Investment Operations
Net investment income	0.13	0.09	0.07	0.07	0.01
Net realized and unrealized gain (loss) of investments	0.40	1.99	3.69	(2.20)	(0.05)

Total from investment operations	0.53	2.08	3.76	(2.13)	(0.04)

Less Distributions
Distributions from net investment income	(0.09)	(0.05)	(0.07)	(0.05)	0.00
Distributions from net realized capital gains	(0.52)	0.00	0.00	(0.01)	0.00

Total distributions	(0.61)	(0.05)	(0.07)	(0.06)	0.00

Net Asset Value, End of Period	$13.87	$13.95	$11.92	$8.23	$10.42

Total Return (%)	4.4	17.5	46.0	(20.6)	(0.4	)(b)
Ratio of operating expenses to average net assets (%)	0.50	0.52	0.62	0.64	0.70	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.51	—	—	—	0.71	(c)
Ratio of net investment income to average net assets (%)	0.95	0.82	0.74	1.08	1.58	(c)
Portfolio turnover rate (%)	39	39	42	53	47
Net assets, end of period (000)	$49,489	$51,061	$38,059	$6,259	$8

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-257

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—98.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.1%
Aeroflex, Inc. (a)	201,500	$2,166,125
Armor Holdings, Inc. (a) (b)	25,700	1,096,105
Engineered Support Systems, Inc.	45,975	1,914,399
Herley Industries, Inc. (a)	17,800	293,878
Mercury Computer Systems, Inc. (a)	46,800	965,484
MTC Technologies, Inc. (a) (b)	44,500	1,218,410

		7,654,401

Air Freight & Logistics—1.4%
Forward Air Corp.	36,900	1,352,385
UTI Worldwide, Inc. (b)	42,600	3,954,984

		5,307,369

Airlines—1.2%
AirTran Holdings, Inc. (a) (b)	42,300	678,069
Frontier Airlines, Inc. (a) (b)	27,900	257,796
SkyWest, Inc.	133,400	3,583,124

		4,518,989

Auto Components—0.4%
Gentex Corp. (b)	84,300	1,643,850

Automobiles—0.3%
Thor Industries, Inc. (b)	31,500	1,262,205

Beverages—0.2%
Boston Beer, Inc. (a) (b)	12,200	305,000
Peet’s Coffee & Tea, Inc. (a) (b)	16,100	488,635

		793,635

Biotechnology—5.8%
Abgenix, Inc. (a) (b)	68,800	1,479,888
Alkermes, Inc. (a) (b)	53,200	1,017,184
Amylin Pharmaceuticals, Inc. (a) (b)	22,600	902,192
BioMarin Pharmaceutical, Inc. (a)	34,800	375,144
Cephalon, Inc. (a) (b)	12,173	788,080
Charles River Laboratories International, Inc. (a) (b)	23,000	974,510
Digene Corp. (a) (b)	59,600	1,738,532
Exelixis, Inc. (a) (b)	42,800	403,176
Gen-Probe, Inc. (a) (b)	27,500	1,341,725
IDEXX Laboratories, Inc. (a)	10,400	748,592
Incyte Corp. (a) (b)	114,000	608,760
Invitrogen Corp. (a)	27,100	1,805,944
Martek Biosciences Corp. (a) (b)	37,200	915,492
Myogen, Inc. (a) (b)	21,100	636,376
Neurocrine Biosciences, Inc. (a) (b)	30,900	1,938,357
Protein Design Laboratories, Inc. (a) (b)	85,700	2,435,594
Senomyx, Inc. (a)	53,800	652,056
Techne Corp. (a)	28,300	1,589,045
Vertex Pharmaceuticals, Inc. (a) (b)	31,870	881,843

		21,232,490

Building Products—0.9%
Color Kinetics, Inc. (a) (b)	117,100	1,685,069
Interline Brands, Inc. (a) (b)	8,800	200,200

Security Description	Shares	Value*

Building Products—(Continued)
Simpson Manufacturing, Inc. (b)	24,600	$894,210
Trex Co., Inc. (a) (b)	18,800	527,340

		3,306,819

Capital Markets—2.3%
Affiliated Managers Group, Inc. (a) (b)	36,349	2,917,007
Eaton Vance Corp. (b)	41,400	1,132,704
Greenhill & Co., Inc. (b)	17,800	999,648
IntercontinentalExchange, Inc. (a)	9,200	334,420
Investors Financial Services Corp. (b)	28,300	1,042,289
Raymond James Financial, Inc.	52,200	1,966,374

		8,392,442

Chemicals—0.4%
Symyx Technologies, Inc. (a) (b)	58,300	1,591,007

Commercial Banks—1.6%
Boston Private Financial Holdings, Inc. (b)	51,000	1,551,420
East West Bancorp, Inc.	41,600	1,517,984
SVB Financial Group (a)	22,400	1,049,216
UCBH Holdings, Inc. (b)	90,800	1,623,504

		5,742,124

Commercial Services & Supplies—5.4%
ChoicePoint, Inc. (a)	48,133	2,142,400
FactSet Research Systems, Inc. (b)	32,100	1,321,236
Global Cash Access, Inc. (a)	34,100	497,519
Global Payments, Inc.	48,920	2,280,161
Heartland Payment Systems, Inc. (a) (b)	13,500	292,410
Iron Mountain, Inc. (a) (b)	36,975	1,561,085
Kenexa Corp. (a)	31,700	668,870
Mine Safety Appliances Co. (b)	33,400	1,209,414
MoneyGram International, Inc. (b)	44,100	1,150,128
Navigant Consulting, Inc. (a) (b)	36,800	808,864
Stericycle, Inc. (a)	29,900	1,760,512
The Corporate Executive Board Co. (b)	53,500	4,798,950
Waste Connections, Inc. (a) (b)	43,800	1,509,348

		20,000,897

Communications Equipment—2.6%
ADTRAN, Inc.	60,700	1,805,218
Anaren, Inc. (a)	16,500	257,895
Avocent Corp. (a)	15,125	411,249
F5 Networks, Inc. (a) (b)	38,400	2,196,096
Inter-Tel, Inc.	86,400	1,690,848
Plantronics, Inc. (b)	62,000	1,754,600
Polycom, Inc. (a) (b)	39,993	611,893
Powerwave Technologies, Inc. (a) (b)	75,100	944,007

		9,671,806

Computers & Peripherals—1.5%
Applied Films Corp. (a) (b)	18,500	384,245
Avid Technology, Inc. (a) (b)	78,920	4,321,659
Maxtor Corp. (a) (b)	70,200	487,188
SBS Technologies, Inc. (a)	48,400	487,388

		5,680,480

*See accompanying notes to financial statements.

MSF-258

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Construction & Engineering—0.2%
Insituform Technologies, Inc. (a) (b)	29,000	$561,730

Diversified Consumer Services—2.0%
Bright Horizons Family Solutions, Inc. (a) (b)	58,400	2,163,720
Corinthian Colleges, Inc. (a) (b)	46,900	552,482
Education Management Corp. (a)	79,500	2,664,045
ITT Educational Services, Inc. (a)	36,700	2,169,337

		7,549,584

Diversified Financial Services—0.3%
CapitalSource, Inc. (b)	15,500	347,200
Jackson Hewitt Tax Service, Inc.	23,100	640,101

		987,301

Electrical Equipment—0.2%
II-VI, Inc. (a)	34,500	616,515

Electronic Equipment & Instruments—2.6%
CyberOptics Corp. (a)	175,237	2,362,195
Daktronics, Inc. (b)	14,400	425,808
FLIR Systems, Inc. (a)	74,500	1,663,585
Itron, Inc. (a)	16,900	676,676
Orbotech, Ltd. (a)	37,700	903,669
ScanSource, Inc. (a) (b)	27,100	1,481,828
TTM Technologies, Inc. (a)	221,500	2,082,100

		9,595,861

Energy Equipment & Services—3.2%
Atwood Oceanics, Inc. (a) (b)	6,500	507,195
Cal Dive International, Inc. (a) (b)	90,200	3,237,278
FMC Technologies, Inc. (a) (b)	20,900	897,028
Global Industries, Inc. (a) (b)	60,000	681,000
Grey Wolf, Inc. (a) (b)	56,500	436,745
Helmerich & Payne, Inc. (b)	12,000	742,920
Lone Star Technologies, Inc. (a)	3,800	196,308
Oil States International, Inc. (a)	44,500	1,409,760
Patterson-UTI Energy, Inc.	53,600	1,766,120
Unit Corp. (a)	38,500	2,118,655

		11,993,009

Food & Staples Retailing—0.5%
United Natural Foods, Inc. (a) (b)	64,200	1,694,880

Food Products—0.5%
SunOpta, Inc. (a) (b)	332,900	1,751,054

Health Care Equipment & Supplies—8.7%
American Medical Systems Holdings, Inc. (a)	20,100	358,383
ArthroCare Corp. (a) (b)	41,800	1,761,452
Aspect Medical Systems, Inc. (a) (b)	69,400	2,383,890
Computer Programs & Systems, Inc. (b)	103,500	4,288,005
Cytyc Corp. (a)	56,500	1,594,995
Dentsply International, Inc.	25,450	1,366,410
Hologic, Inc. (a)	72,600	2,752,992
ICU Medical, Inc. (a) (b)	50,900	1,995,789

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Immucor, Inc. (a) (b)	7,600	$177,536
INAMED Corp. (a) (b)	31,100	2,726,848
Integra LifeSciences Holdings (a) (b)	29,700	1,053,162
Kyphon, Inc. (a)	38,600	1,576,038
Mentor Corp. (b)	16,300	751,104
Merit Medical Systems, Inc. (a)	29,400	356,916
Patterson Cos., Inc. (a) (b)	27,900	931,860
Respironics, Inc. (a)	85,000	3,150,950
STERIS Corp. (b)	70,600	1,766,412
Thoratec Corp. (a) (b)	107,800	2,230,382
Varian, Inc. (a)	16,600	660,514
Wright Medical Group, Inc. (a) (b)	18,100	369,240

		32,252,878

Health Care Providers & Services—7.1%
Amedisys, Inc. (a) (b)	35,700	1,507,968
AmSurg Corp. (a) (b)	10,500	240,030
Community Health Systems, Inc. (a)	24,900	954,666
Coventry Health Care, Inc. (a)	47,275	2,692,784
DaVita, Inc. (a) (b)	58,400	2,957,376
Gentiva Health Services, Inc. (a)	42,000	619,080
Henry Schein, Inc. (a) (b)	12,400	541,136
Lifeline Systems, Inc. (a)	8,300	303,448
LifePoint Hospitals, Inc. (a)	25,200	945,000
Manor Care, Inc. (b)	23,800	946,526
Matria Healthcare, Inc. (a) (b)	34,149	1,323,615
Omnicare, Inc.	41,100	2,351,742
Option Care, Inc. (b)	20,800	277,888
Pharmaceutical Product Development, Inc.	26,600	1,647,870
Renal Care Group, Inc. (a)	24,900	1,178,019
Symbion, Inc. (a) (b)	63,700	1,465,100
The Advisory Board Co. (a) (b)	81,700	3,894,639
Triad Hospitals, Inc. (a)	18,100	710,063
United Surgical Partners International, Inc. (a) (b)	46,900	1,507,835

		26,064,785

Hotels, Restaurants & Leisure—4.2%
BJ’s Restaurants, Inc. (a) (b)	66,700	1,524,762
CEC Entertainment, Inc. (a) (b)	28,750	978,650
International Speedway Corp. (Class A)	6,200	296,980
Orient-Express Hotels, Ltd. (Class A)	5,900	185,968
P.F. Chang’s China Bistro, Inc. (a) (b)	39,400	1,955,422
Rare Hospitality International, Inc. (a)	62,975	1,913,810
Shuffle Master, Inc. (a) (b)	65,950	1,657,983
Sonic Corp. (a) (b)	47,575	1,403,463
Station Casinos, Inc.	50,800	3,444,240
The Cheesecake Factory, Inc. (a) (b)	29,749	1,112,315
WMS Industries, Inc. (a) (b)	46,600	1,169,194

		15,642,787

Household Durables—0.9%
Harman International Industries, Inc.	7,400	724,090
M.D.C. Holdings, Inc. (b)	23,083	1,430,684
Toll Brothers, Inc. (a) (b)	34,000	1,177,760

		3,332,534

*See accompanying notes to financial statements.

MSF-259

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—1.5%
Brown & Brown, Inc. (b)	38,200	$1,166,628
Max Re Capital, Ltd.	44,900	1,166,053
RenaissanceRe Holdings, Ltd. (b)	12,800	564,608
StanCorp Financial Group, Inc.	36,400	1,818,180
Triad Guaranty, Inc. (a)	15,300	673,047

		5,388,516

Internet & Catalog Retail—1.1%
Coldwater Creek, Inc. (a) (b)	72,600	2,216,478
drugstore.com, Inc. (a) (b)	128,400	365,940
Insight Enterprises, Inc. (a) (b)	41,636	816,482
The Sportsman’s Guide, Inc. (a)	30,900	736,965

		4,135,865

Internet Software & Services—3.5%
Aptimus, Inc. (a)	44,600	352,786
Blue Coat Systems, Inc. (a) (b)	36,500	1,668,780
CNET Networks, Inc. (a) (b)	82,500	1,211,925
Cybersource Corp. (a) (b)	81,500	537,900
Digital Insight Corp. (a)	47,200	1,511,344
Digital River, Inc. (a) (b)	18,500	550,190
EarthLink, Inc. (a)	20,100	223,311
FileNET Corp. (a) (b)	27,400	708,290
Jupitermedia Corp. (a) (b)	74,800	1,105,544
MatrixOne, Inc. (a)	211,300	1,054,387
Motive, Inc. (a) (b)	74,700	230,823
NetIQ Corp. (a) (b)	17,100	210,159
RightNow Technologies, Inc. (a) (b)	85,300	1,574,638
SupportSoft, Inc. (a) (b)	82,600	348,572
Websense, Inc. (a) (b)	24,600	1,614,744

		12,903,393

IT Services—3.7%
CACI International, Inc. (Class A) (a)	29,300	1,681,234
Cognizant Technology Solutions Corp. (Class A) (a)	34,400	1,732,040
Inforte Corp.	307,500	1,214,625
NAVTEQ, Inc. (a)	16,900	741,403
NCI, Inc. (Class A) (a)	138,800	1,905,724
Packeteer, Inc. (a)	79,100	614,607
Resources Connection, Inc. (a) (b)	111,300	2,900,478
SI International, Inc. (a) (b)	11,200	342,384
SRA International, Inc. (a) (b)	78,700	2,403,498

		13,535,993

Leisure Equipment & Products—0.7%
Marvel Entertainment, Inc. (b)	37,749	618,329
SCP Pool Corp.	54,225	2,018,254

		2,636,583

Machinery—2.4%
Actuant Corp. (a) (b)	51,000	2,845,800
Ceradyne, Inc. (a) (b)	40,100	1,756,380
Dionex Corp. (a)	10,300	505,524

Security Description	Shares	Value*

Machinery—(Continued)
iRobot Corp. (a) (b)	20,000	$666,600
Oshkosh Truck Corp.	68,600	3,058,874

		8,833,178

Media—1.9%
Cox Radio, Inc. (Class A) (a) (b)	41,800	588,544
Dolby Laboratories, Inc. (Class A) (a)	25,000	426,250
Entercom Communications Corp. (a) (b)	22,900	679,443
Getty Images, Inc. (a)	24,500	2,187,115
Gray Television, Inc.	42,500	417,350
Macrovision Corp. (a)	39,100	654,143
Radio One, Inc. (Class D) (a) (b)	85,000	879,750
Regent Communications, Inc. (a) (b)	81,900	380,016
Scholastic Corp. (a)	9,900	282,249
Spanish Broadcasting Systems, Inc. (a)	64,100	327,551
Valassis Communications, Inc. (a) (b)	8,000	232,560

		7,054,971

Metals & Mining—0.3%
Reliance Steel & Aluminum Co.	4,200	256,704
Steel Dynamics, Inc. (b)	19,000	674,690

		931,394

Multiline Retail—0.3%
Fred’s, Inc. (b)	64,050	1,042,093

Office Electronics—0.6%
Zebra Technologies Corp. (Class A) (a)	50,842	2,178,580

Oil, Gas & Consumable Fuels—2.7%
Bill Barrett Corp. (a) (b)	62,800	2,424,708
Cabot Oil & Gas Corp.	50,200	2,264,020
Comstock Resources, Inc. (a)	101,000	3,081,510
Forest Oil Corp. (a) (b)	29,700	1,353,429
Stone Energy Corp. (a) (b)	22,700	1,033,531

		10,157,198

Pharmaceuticals—2.1%
Andrx Corp. (a) (b)	18,300	301,401
Bradley Pharmaceuticals, Inc. (a) (b)	19,700	187,150
InterMune, Inc. (a) (b)	22,300	374,640
Medicis Pharmaceutical Corp. (Class A) (b)	46,400	1,487,120
Noven Pharmaceuticals, Inc. (a) (b)	71,600	1,083,308
Par Pharmaceutical Companies, Inc. (a) (b)	10,400	325,936
Rigel Pharmaceuticals, Inc. (a) (b)	48,800	407,968
Salix Pharmaceuticals, Ltd. (a)	81,260	1,428,551
Taro Pharmaceutical Industries, Ltd. (a) (b)	23,600	329,692
The Medicines Co. (a)	76,500	1,334,925
Valeant Pharmaceuticals International, Inc. (b)	22,000	397,760

		7,658,451

Road & Rail—1.2%
Dollar Thrifty Automotive Group, Inc. (a) (b)	23,800	858,466
Old Dominion Freight Line, Inc. (a)	73,050	1,970,889

*See accompanying notes to financial statements.

MSF-260

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—(Continued)
U.S. Xpress Enterprises, Inc. (a) (b)	32,900	$571,802
Werner Enterprises, Inc. (b)	46,100	908,170

		4,309,327

Semiconductors & Semiconductor Equipment— 5.6%
Advanced Energy Industries, Inc. (a) (b)	128,400	1,518,972
AMIS Holdings, Inc. (a) (b)	40,700	433,455
ATMI, Inc. (a) (b)	38,200	1,068,454
Brooks Automation, Inc. (a) (b)	16,800	210,504
Cohu, Inc. (b)	44,000	1,006,280
Cymer, Inc. (a) (b)	46,000	1,633,460
Entegris, Inc. (a) (b)	79,900	752,658
Exar Corp. (a)	45,700	572,164
Integrated Device Technology, Inc. (a)	59,150	779,597
Integrated Silicon Solution, Inc. (a) (b)	94,300	607,292
Intersil Corp. (Class A)	76,864	1,912,376
Micrel, Inc. (a) (b)	30,400	352,640
Microchip Technology, Inc.	7,350	236,303
Microsemi Corp. (a)	46,800	1,294,488
OmniVision Technologies, Inc. (a) (b)	34,200	682,632
ON Semiconductor Corp.	195,300	1,080,009
Pericom Semiconductor Corp. (a)	32,400	258,228
Semtech Corp. (a)	53,600	978,736
Silicon Storage Technology, Inc. (a) (b)	90,200	455,510
Tessera Technologies, Inc. (a) (b)	29,300	757,405
TriQuint Semiconductor, Inc. (a) (b)	94,520	420,614
Varian Semiconductor Equipment, Inc. (a) (b)	41,800	1,836,274
Virage Logic Corp. (a) (b)	68,700	678,756
Zoran Corp. (a)	80,791	1,309,622

		20,836,429

Software—5.1%
Activision, Inc. (a) (b)	154,177	2,118,392
Actuate Corp. (a)	153,000	480,420
Agile Software Corp. (a)	145,800	871,884
Borland Software Corp. (a) (b)	94,400	616,432
Cognex Corp. (b)	42,200	1,269,798
Epicor Software Corp. (a)	25,600	361,728
Fair Isaac Corp. (b)	60,919	2,690,792
Hyperion Solutions Corp. (a)	78,113	2,797,990
Informatica Corp. (a) (b)	90,800	1,089,600
Jack Henry & Associates, Inc. (b)	41,700	795,636
Open Solutions, Inc. (a)	21,700	497,364
Quest Software, Inc. (a) (b)	27,200	396,848
Radiant Systems, Inc. (a)	111,350	1,354,016
Red Hat, Inc. (a) (b)	62,500	1,702,500
RSA Security, Inc. (a)	10,500	117,915
Serena Software, Inc. (a) (b)	44,400	1,040,736
Taleo Corp. (a)	58,400	775,552

		18,977,603

Specialty Retail—6.0%
A.C. Moore Arts & Crafts, Inc. (a) (b)	120,900	1,759,095
Christopher & Banks Corp. (b)	42,650	800,967
GameStop Corp. (Class A) (a) (b)	27,700	881,414

Security Description	Shares	Value*

Specialty Retail—(Continued)
Hibbett Sporting Goods, Inc. (a)	69,650	$1,983,632
Hot Topic, Inc. (a)	62,900	896,325
MarineMax, Inc. (a) (b)	45,000	1,420,650
Michaels Stores, Inc.	36,700	1,298,079
O’Reilly Automotive, Inc. (a)	94,200	3,015,342
Pacific Sunwear of California, Inc. (a)	79,055	1,970,051
Ross Stores, Inc. (b)	28,100	812,090
The Gymboree Corp. (a)	81,500	1,907,100
Tractor Supply Co. (a)	29,700	1,572,318
Urban Outfitters, Inc. (a) (b)	75,800	1,918,498
West Marine, Inc. (a) (b)	12,000	167,760
Williams-Sonoma, Inc. (a) (b)	25,800	1,113,270
Zumiez, Inc. (a) (b)	11,400	492,708

		22,009,299

Textiles, Apparel & Luxury Goods—1.2%
Fossil, Inc. (a) (b)	93,549	2,012,239
Quiksilver, Inc. (a) (b)	123,500	1,709,240
The Timberland Co. (Class A) (a)	24,600	800,730

		4,522,209

Trading Companies & Distributors—0.4%
Hughes Supply, Inc.	36,400	1,304,940

Wireless Telecommunication Services—1.2%
JAMDAT Mobile, Inc. (a)	56,100	1,491,138
NII Holdings, Inc. (Class B) (a) (b)	33,000	1,441,440
Novatel Wireless, Inc. (a) (b)	10,500	127,155
UbiquiTel, Inc. (a)	40,700	402,523
Wireless Facilities, Inc. (a) (b)	176,900	902,190

		4,364,446

Total Common Stock (Identified Cost $272,998,139)		361,621,900

Short Term Investments—2.0%

Mutual Funds—2.0%
T. Rowe Price Reserve Investment Fund	7,502,512	7,502,512

Total Short Term Investments (Amortized Cost $7,502,512)		7,502,512

Total Investments—100.0% (Identified Cost $280,500,651) (c)		369,124,412
Liabilities in excess of other assets		(12,068)

Total Net Assets 100%		$369,112,344

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $92,429,659 and the collateral received consisted of cash in the amount of $95,325,738.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $281,137,594 and the composition of unrealized appreciation and (depreciation) of investment securities was $112,149,138 and ($24,162,320), respectively.

*See accompanying notes to financial statements.

MSF-261

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$369,124,412
Collateral for securities loaned		95,325,738
Receivable for:
Securities sold		3,803,854
Fund shares sold		447,748
Accrued interest and dividends		100,524

Total Assets		468,802,276
Liabilities
Payable for:
Fund shares redeemed	$1,231,073
Securities purchased	2,892,009
Return of collateral for securities loaned	95,325,738
Accrued expenses:
Management fees	159,534
Service and distribution fees	8,923
Other expenses	72,655

Total Liabilities		99,689,932

Net Assets		$369,112,344

Net assets consists of:
Capital paid in		$310,279,368
Accumulated net realized losses		(29,790,785)
Unrealized appreciation on investments		88,623,761

Net Assets		$369,112,344

Computation of offering price:
Class A
Net asset value and redemption price per share ($318,845,402 divided by 21,067,680 shares outstanding)		$15.13

Class B
Net asset value and redemption price per share ($30,356,611 divided by 2,039,992 shares outstanding)		$14.88

Class E
Net asset value and redemption price per share ($19,910,331 divided by 1,332,122 shares outstanding)		$14.95

Identified cost of investments		$280,500,651

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends		$1,278,970	(a)
Interest		267,981	(b)

		1,546,951

Expenses
Management fees	$1,777,161
Service and distribution fees—Class B	54,121
Service and distribution fees—Class E	27,028
Directors’ fees and expenses	22,264
Custodian	149,967
Audit and tax services	20,440
Legal	8,756
Printing	87,835
Insurance	7,064
Miscellaneous	5,948

Total expenses	2,160,584
Expense reductions	(5,906)
Management fee waivers	(25,660)	2,129,018

Net Investment Loss		(582,067)

Realized and Unrealized Gain
Realized gain on:
Investments—net		26,182,307

Unrealized appreciation on:
Investments—net		10,826,102

Net gain		37,008,409

Net Increase in Net Assets From Operations		$36,426,342

(a)	Net of foreign taxes of $288.
(b)	Includes income on securities loaned of $97,789.

See accompanying notes to financial statements.

MSF-262

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment loss	$(582,067)	$(1,027,393)
Net realized gain	26,182,307	16,667,874
Unrealized appreciation	10,826,102	18,677,046

Increase in net assets from operations	36,426,342	34,317,527

Increase (decrease) in net assets from capital share transactions	(13,985,171)	3,120,390

Total increase in net assets	22,441,171	37,437,917

Net Assets
Beginning of the period	346,671,173	309,233,256

End of the period	$369,112,344	$346,671,173

Undistributed Net Investment Loss
End of the period	$0	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,482,008	$34,917,352	1,941,629	$24,466,037
Redemptions	(4,358,048)	(60,850,447)	(3,263,743)	(40,853,480)

Net decrease	(1,876,040)	$(25,933,095)	(1,322,114)	$(16,387,443)

Class B
Sales	1,181,972	$16,375,307	1,317,885	$16,243,534
Redemptions	(296,491)	(4,116,561)	(175,899)	(2,128,475)

Net increase	885,481	$12,258,746	1,141,986	$14,115,059

Class E
Sales	296,321	$4,126,882	791,916	$9,935,322
Redemptions	(322,762)	(4,437,704)	(367,496)	(4,542,548)

Net increase (decrease)	(26,441)	$(310,822)	424,420	$5,392,774

Increase (decrease) derived from capital share transactions	(1,017,000)	$(13,985,171)	244,292	$3,120,390

See accompanying notes to financial statements.

MSF-263

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.63	$12.27	$8.71	$11.89	$14.30

Income From Investment Operations
Net investment loss	(0.02)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) of investments	1.52	1.40	3.60	(3.14)	(1.27)

Total from investment operations	1.50	1.36	3.56	(3.18)	(1.31)

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.10)

Total distributions	0.00	0.00	0.00	0.00	(1.10)

Net Asset Value, End of Period	$15.13	$13.63	$12.27	$8.71	$11.89

Total Return (%)	11.0	11.1	40.9	(26.7)	(9.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.60	0.60	0.63	0.61	0.61
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.59	0.60	0.63	—	—
Ratio of net investment loss to average net assets (%)	(0.14)	(0.31)	(0.39)	(0.38)	(0.34)
Portfolio turnover rate (%)	31	28	25	44	38
Net assets, end of period (000)	$318,845	$312,834	$297,728	$210,410	$298,699

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$13.44	$12.11	$8.59	$8.67

Income From Investment Operations
Net investment loss	(0.04)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) of investments	1.48	1.36	3.53	(0.07)

Total from investment operations	1.44	1.33	3.52	(0.08)

Net Asset Value, End of Period	$14.88	$13.44	$12.11	$8.59

Total Return (%)	10.7	11.0	41.0	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.85	0.88	0.86	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	0.85	0.88	—
Ratio of net investment loss to average net assets (%)	(0.40)	(0.52)	(0.59)	(0.63	)(c)
Portfolio turnover rate (%)	31	28	25	44
Net assets, end of period (000)	$30,357	$15,516	$152	$3

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-264

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.49	$12.15	$8.64	$11.80	$12.22

Income From Investment Operations
Net investment income (loss)	(0.04)	(0.05)	(0.03)	(0.02)	0.00
Net realized and unrealized gain (loss) of investments	1.50	1.39	3.54	(3.14)	(0.42)

Total from investment operations	1.46	1.34	3.51	(3.16)	(0.42)

Net Asset Value, End of Period	$14.95	$13.49	$12.15	$8.64	$11.80

Total Return (%)	10.8	11.0	40.6	(26.8)	(3.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.75	0.78	0.76	0.76	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	0.75	0.78	—	—
Ratio of net investment loss to average net assets (%)	(0.30)	(0.45)	(0.52)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	31	28	25	44	38
Net assets, end of period (000)	$19,910	$18,321	$11,353	$1,809	$0.1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-265

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—98.6% of Total Net Assets

Security Description	Shares	Value*

Bermuda—0.0%
Regal Hotels International Holdings Ltd.	2,414,000	$170,603

Brazil—0.5%
Banco Nossa Caixa S.A. (a)	12,000	179,319
Unibanco-Uniao de Banco Brasileiros S.A. (GDR) (b)	13,100	832,767
Votorantim Celulose Papel S.A. (ADR) (b)	130,450	1,603,231

		2,615,317

Canada—0.2%
ACE Aviation Holdings, Inc. (a)	33,700	1,098,332

Cayman Islands—0.5%
Foxconn International Holdings, Ltd.	1,451,000	2,333,147
The 9, Ltd. (ADR) (b)	32,300	493,867

		2,827,014

Denmark—0.8%
Coloplast (b)	26,400	1,638,524
Danske Bank A/S	70,410	2,482,275

		4,120,799

Finland—2.3%
Elisa Oyj (b)	85,700	1,587,532
Fortum Oyj	105,600	1,980,937
Metso Oyj	76,800	2,101,299
Neste Oil, Oyj (a) (b)	52,300	1,481,440
Nokia Corp. (ADR)	278,504	5,096,623

		12,247,831

France—12.8%
Accor S.A. (b)	65,700	3,613,312
AIR LIQUIDE (b)	10,400	2,001,298
Air Liquide S.A.	2,200	423,391
AXA S.A. (b)	196,900	6,365,046
BNP Paribas S.A. (b)	61,273	4,959,956
CNP Assurances S.A. (b)	41,500	3,272,951
Compagnie Generale de Geophysique S.A. (b)	112,300	1,987,710
Eiffage S.A.	14,567	1,575,054
Fimalac S.A.	5,100	311,841
France Telecom S.A. (ADR) (b)	61,293	1,522,518
Lagardere S.C.A. (b)	50,200	3,864,377
Nexity	44,600	2,269,803
NRJ Groupe (b)	77,800	1,904,786
Orpea (a)(b)	29,046	1,595,507
Sanef, Inc.	32,400	2,194,619
Sanofi-Aventis (ADR) (b)	88,300	3,876,370
Société Générale	28,300	3,482,373
Total S.A. (b)	40,551	10,208,412
Total S.A. (ADR) (b)	31,500	3,981,600
Vinci S.A. (b)	33,100	2,846,530
Vivendi Universal S.A. (ADR)	196,000	6,160,280

		68,417,734

Security Description	Shares	Value*

Germany—13.0%
Aareal Bank AG (b)	18,137	$688,796
Allianz AG	67,329	10,200,835
Axel Springer AG	1,268	161,850
Bayer AG	55,100	2,302,578
Bayer AG (ADR) (b)	32,600	1,361,376
Bilfinger & Berger Bau AG (b)	47,900	2,284,817
DAB Bank AG (b)	147,910	1,190,905
DaimlerChrysler AG (b)	48,100	2,454,543
Deutsche Post AG	71,400	1,731,446
Deutsche Postbank AG (b)	13,000	754,151
Deutsche Telekom AG (ADR) (b)	353,700	5,882,031
E.ON AG	35,500	3,675,116
E.ON AG (ADR) (b)	62,200	2,147,144
Heidelberger Druckmaschinen AG	59,800	2,288,071
Hochtief AG (b)	103,243	4,628,980
Hypo Real Estate Holding AG	95,008	4,947,162
Interhyp AG	6,300	566,997
IWKA Group AG (b)	68,200	1,473,648
MAN AG	30,455	1,625,815
MTU Aero Engines Holding AG (a)	31,200	970,974
Münchener Rückversicherungs–Gesellschaft AG	35,200	4,767,812
Q-Cells AG (a)	11,100	647,381
RWE AG (b)	29,481	2,183,725
SAP AG (ADR) (b)	50,300	2,267,021
SGL Carbon AG (b)	107,700	1,779,894
Siemens AG (ADR)	31,200	2,670,408
SolarWorld AG	14,600	1,953,722
United Internet AG	43,347	1,655,445

		69,262,643

Greece—0.3%
OPAP S.A.	53,630	1,846,989

Hong Kong—1.0%
Cheung Kong Holdings, Ltd. (b)	114,000	1,168,227
Hutchison Whampoa, Ltd. (b)	199,000	1,891,778
The Wharf Holdings, Ltd.	655,000	2,311,898

		5,371,903

Ireland—0.3%
C & C Group, Plc.	270,625	1,717,327

Israel—1.0%
Bank Hapoalim B.M.	361,200	1,672,420
Bank Leumi Le Israel	593,600	2,270,017
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	32,800	1,410,728

		5,353,165

Italy—4.3%
Banca Intesa S.p.A.- RNC	923,998	4,566,903
Banche Popolari Unite S.c.ar.l. (b)	95,300	2,089,501
Banco Popolare di Verona e Novara S.c.ar.l.	52,300	1,058,236
Buzzi Unicem S.p.A.	33,000	361,431
Campari	164,370	1,215,681
Eni S.p.A. (ADR) (b)	17,900	2,496,334

*See accompanying notes to financial statements.

MSF-266

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Fastweb (a)	31,300	$1,430,662
Lottomatica SpA (a)	39,400	1,424,453
Mediobanca S.p.A.	70,300	1,342,739
Telecom Italia S.p.A.–RNC	1,136,200	2,818,622
UniCredito Italiano S.p.A.	469,000	3,232,171
UniCredito Italiano S.p.A. (ADR)	98,100	702,104

		22,738,837

Japan—26.3%
Ajinomoto Co., Inc.	109,000	1,117,606
Aoyama Trading Co., Ltd.	63,400	2,140,749
Asahi Breweries, Ltd. (b)	116,600	1,430,073
Asics Corp. (b)	77,000	820,549
Bank of Nagoya	163,000	1,306,559
Canon Finetech, Inc.	200	4,423
Canon, Inc. (b)	47,700	2,806,199
Circle K Sunkus Co., Ltd.	22,800	579,269
Credit Saison Co., Ltd.	88,900	4,428,227
Daihatsu Motor Co., Ltd. (b)	197,000	2,147,768
Daiwa Securities Group, Inc. (b)	413,000	4,739,051
E Trade Securities	163	1,268,106
East Japan Railway Co.	411	2,820,193
FamilyMart Co., Ltd. (b)	41,700	1,408,553
Fujitsu, Ltd. (b)	325,000	2,476,563
Hokugin Financial Group, Inc. (b)	384,900	1,780,802
Isetan Co., Ltd. (b)	54,500	1,158,041
JAFCO Co., Ltd. (b)	33,000	2,979,373
JSR Corp. (b)	85,100	2,230,607
Juroku Bank	198,000	1,488,473
Kansai Paint Co.	16,000	136,277
Kawasaki Kisen Kaisha, Ltd. (b)	330,000	2,088,739
Kayaba Industry Co., Ltd.	154,000	522,491
Kirin Brewery Co., Ltd. (b)	66,000	774,911
Konica Minolta Holdings, Inc.	72,000	737,610
Marui Co., Ltd.	70,200	1,389,526
Matsushita Electric Industrial Co., Ltd.	145,000	2,808,132
Millea Holdings, Inc.	99	1,720,133
Mitsubishi Estate Co., Ltd.	144,000	3,018,649
Mitsubishi Securities (b)	129,000	1,601,726
Mitsui Fudosan Co., Ltd. (b)	140,000	2,861,695
Mitsui Trust Holdings, Inc.	191,000	2,314,042
Murata Manufacturing Co., Ltd.	44,600	2,887,806
NEC Corp. (b)	413,000	2,593,541
NEC Electronics Corp.	46,300	1,514,505
Nidec Corp. (b)	6,300	542,309
Nikko Cordial Corp.	528,000	8,490,322
Nikon Corp. (b)	14,000	220,136
Nippon Chemi-Con Corp.	211,000	1,302,109
Nippon Electronic, Inc. (b)	104,200	2,300,999
Nippon Express Co., Ltd.	228,000	1,398,805
Nissan Motor Co., Ltd.	145,500	1,485,359
Nitori Co., Ltd.	11,050	1,037,288
Nitto Denko Corp.	48,100	3,738,278
Nomura Holdings, Inc.	218,100	4,189,124
NTT Urban Development	194	1,294,530

Security Description	Shares	Value*

Japan—(Continued)
Obayashi Corp.	89,000	$653,450
Okamura Corp.	136,000	1,324,921
Omc Card, Inc.	18,000	382,210
ORIX Corp. (b)	14,500	3,744,644
Rakuten, Inc.	986	951,920
Ricoh Co., Ltd.	82,000	1,444,443
Seven & I Holdings Co., Ltd.	65,400	2,799,974
SFCG Co., Ltd. (b)	7,760	1,883,594
Shimizu Corp.	351,000	2,611,119
Sompo Japan Insurance, Inc.	92,000	1,232,310
Sony Corp. (ADR)	41,000	1,672,800
Sumco Corp.	18,900	992,458
Sumitomo Electric Industries, Ltd.	262,000	4,013,062
Sumitomo Forestry Co., Ltd. (b)	217,000	2,149,260
Sumitomo Mitsui Financial Group, Inc. (b)	697	7,470,237
Sumitomo Osaka Cement Co., Ltd.	686,000	1,996,699
T&D Holdings, Inc.	16,200	1,064,433
Taiheiyo Cement Corp. (b)	313,000	1,279,949
Takefuji Corp.	10,620	725,816
The Nishi-Nippon Bank, Ltd.	260,000	1,567,094
Tokyo Electron, Ltd.	77,900	4,870,329
Tokyo Star Bank, Ltd.	111	367,900
Tokyo Tomin Bank	30,400	1,181,083
Yamanouchi Pharmaceutical Co., Ltd.	51,000	1,979,610

		140,459,541

Luxembourg—1.4%
SES Global (FDR)	210,761	3,616,296
Stolt-Nielsen S.A. (ADR) (b)	118,700	3,919,474
Stolt-Nielsen S.A. (ADR)	5,000	165,517

		7,701,287

Mexico—0.3%
Fomento Economico Mexicano S.A. de C.V. (ADR) (b)	23,600	1,711,236

Netherlands—4.6%
ASM International NV (b)	57,600	968,832
ASML Holding NV (a) (b)	57,500	1,154,600
Axalto	44,400	1,223,088
ING Groep NV	34,200	1,190,844
ING Groep NV	132,492	4,596,752
Koninklijke Ahold NV (ADR) (b)	172,600	1,299,678
Koninklijke Philips Electronics NV (ADR) (b)	162,500	5,053,750
Koninklijke Wessanen NV	133,668	2,028,286
Nutreco Holdings NV	29,600	1,307,705
Reed Elsevier NV (ADR) (b)	72,200	2,017,268
Rodamco Europe NV	16,300	1,356,888
VNU NV	67,025	2,223,051

		24,420,742

Netherlands Antilles—0.3%
Schlumberger, Ltd. (b)	14,800	1,437,820

*See accompanying notes to financial statements.

MSF-267

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Norway—1.0%
DnB NOR ASA	152,600	$1,629,226
Fred Olsen Energy ASA (b)	51,500	1,860,979
Odfjell ASA (Series A) (b)	2,500	50,740
Odfjell ASA (Series B)	73,100	1,267,874
Prosafe ASA (b)	17,450	742,590

		5,551,409

Portugal—0.5%
Brisa-Auto Estradas de Portugal S.A. (b)	201,700	1,710,117
Energias de Portugal S.A.	222,400	685,637

		2,395,754

Russia—0.0%
NovaTek OAO (GDR)	9,000	202,500

Singapore—0.6%
ASE Test Ltd. (a) (b)	175,100	1,374,535
STATS ChipPAC, Ltd. (ADR) (b)	257,500	1,751,000

		3,125,535

South Africa—1.6%
Edgar’s Consolidation Store	220,000	1,221,864
FirstRand	937,800	2,731,114
Massmart Holdings, Ltd.	85,545	698,642
Standard Bank, Ltd.	165,100	1,976,168
Steinhoff International Holdings, Inc.	523,400	1,552,164
Sun International, Ltd.	12,400	162,590

		8,342,542

South Korea—1.9%
Hyundai Heavy Industries Co., Ltd.	10,220	774,498
Hyundai Mipo Dock Yard Co., Ltd.	12,190	736,046
Kookmin Bank	31,290	2,338,816
LG Electronics, Inc.	16,520	1,444,445
LG.Philips LCD Co., Ltd. (ADR) (b)	29,400	630,924
Samsung Electronics Co., Ltd.	2,095	1,348,643
Samsung SDI Co. Ltd.	10,730	1,226,785
Shinhan Financial Group Co., Ltd.	35,060	1,409,323

		9,909,480

Spain—0.9%
Antena 3 TV (b)	67,744	1,616,819
Gestevision Telecino S.A.	47,270	1,193,126
Telefonica S.A. (ADR) (b)	46,467	2,091,944

		4,901,889

Sweden—2.5%
Boliden AB (a) (b)	148,000	1,211,444
Eniro AB (b)	188,600	2,375,060

Gambro AB (b)	170,450	1,862,758
OM HEX AB (b)	117,800	1,638,667
Securitas AB (b)	101,400	1,685,537
Telefonakitebolaget LM Ericsson (ADR) (b)	132,700	4,564,880

		13,338,346

Security Description	Shares	Value*

Switzerland—7.2%
ABB, Ltd.	145,094	$1,408,489
Actelion, Ltd. (b)	17,852	1,472,279
Credit Suisse Group	42,771	2,178,799
Nestle S.A.	18,786	5,605,697
Novartis AG	155,702	8,170,913
Novartis AG (ADR) (b)	46,800	2,456,064
Phonak Holding AG (b)	1,839	79,163
Roche Holding AG	64,594	9,692,681
Syngenta AG (ADR) (b)	152,500	3,798,775
UBS AG	22,115	2,104,148
Zurich Financial Services AG	8,110	1,728,813

		38,695,821

Taiwan—1.7%
Advanced Semicondtuctor, Inc.	3,384,149	3,109,183
AU Optronics Corp. (b)	106,400	1,597,064
AU Optronics Corp.	333,000	498,838
Chi Mei Optoelectro Co.	2,118,954	3,158,153
Compal Electronics, Inc.	349,000	311,780
Yuanta Core Pacific Securities Co.	846,000	588,699

		9,263,717

Turkey—0.5%
Finansbank AS	569,000	2,531,697

United Kingdom—8.3%
3i Group, Plc.	136,897	1,994,099
Babcock International Group	411,000	1,638,266
BAE Systems, Plc.	608,391	3,990,036
BP, Plc. (ADR)	166,700	10,705,474
Capita Group, Plc.	234,700	1,680,507
Dawnay Day Treveria, Plc (a)	525,200	646,819
HSBC Holdings, Plc. (b)	227,400	3,643,000
National Grid	215,300	2,103,735
Rank Group, Plc.	311,693	1,638,018
Serco Group, Plc.	330,000	1,781,717
Smiths Group, Plc.	96,100	1,727,687
Tesco, Plc.	453,500	2,582,026
Unilever, Plc. (ADR) (b)	97,900	3,927,748
Vodafone Group, Plc.	2,900,610	6,256,911

		44,316,043

United States—2.0%
Advanced Energy Industries, Inc. (a) (b)	19,100	225,953
Affiliated Computer Services, Inc. (Class A) (a) (b)	22,000	1,301,960
Halliburton Co.	16,700	1,034,732

IntercontinentalExchange, Inc. (a) (b)	700	25,445
News Corp., Inc. (b)	124,470	2,067,447
Synthes, Inc. (a)	37,881	4,250,466
Wyeth	42,900	1,976,403

		10,882,406

Total Common Stock (Identified Cost $431,540,659)		526,976,259

*See accompanying notes to financial statements.

MSF-268

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2005

Units—0.6%

Security Description	Shares	Value*

Switzerland—0.6%
Compagnie Financière Richemont AG	79,394	$3,453,906

Total Units (Identified Cost $2,101,902)		3,453,906

Preferred Stock—0.3%

Germany—0.3%
Fresenius Medical Care AG (b)	8,600	1,167,613
ProSieben SAT, I Media AG (b)	13,800	266,997

Total Preferred Stock (Identified Cost $1,031,225)		1,434,610

Short Term Investments—0.8%
Security Description	Face Amount	Value*

United States—0.8%
State Street Repurchase Agreement dated 12/30/05 at 1.350% to be repurchased at $4,085,613 on 01/03/06, collateralized by $3,905,000 U.S. Treasury Note 6.000% due 08/15/09 with a value of $4,208,219.	$4,085,000	4,085,000

Total Short Term Investments (Amortized Cost $4,085,000)		4,085,000

Total Investments—100.3% (Identified Cost $438,758,786) (c)		535,949,775
Liabilities in excess of other assets		(1,529,326)

Total Net Assets—100%		$534,420,449

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $95,675,127 and the collateral received consisted of cash in the amount of $99,609,710.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $442,707,198 and the composition of unrealized appreciation and depreciation of investment securities was $97,218,850 and $(3,976,273), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(FDR)—	Fudiciary Depository Receipt.
(GDR)—	Global Depository Receipt.

Ten Largest Industries as of December 31, 2005	Percentage of Total Net Assets
Commercial Banks	11.5%
Diversified Financial Services	10.6%
Oil, Gas & Consumable Fuels	5.9%
Insurance	5.7%
Pharmaceuticals	5.5%
Media	5.1%
Diversified Telecommunication Services	3.7%
Semiconductors & Semiconductor Equipment	3.6%
Household Durables	2.8%
Construction & Engineering	2.7%

*See accompanying notes to financial statements.

MSF-269

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$535,949,775
Cash		266
Foreign cash at value		2,396,706
Collateral for securities loaned		99,609,710
Receivable for:
Securities sold		5,352,035
Fund shares sold		1,660,260
Accrued interest and dividends		425,126
Foreign taxes		17,321

Total Assets		645,411,199
Liabilities
Payable for:
Fund shares redeemed	$2,085,078
Securities purchased	8,686,149
Withholding taxes	21,961
Return of collateral for securities loaned	99,609,710
Accrued expenses:
Management fees	380,263
Service and distribution fees	19,369
Other expenses	188,220

Total Liabilities		110,990,750

Net Assets		$534,420,449

Net assets consists of:
Capital paid in		$461,967,658
Undistributed net investment income		5,162,372
Accumulated net realized losses		(29,942,564)
Unrealized appreciation on investments and foreign currency		97,232,983

Net Assets		$534,420,449

Computation of offering price:
Class A
Net asset value and redemption price per share ($413,321,644 divided by 30,659,479 shares outstanding)		$13.48

Class B
Net asset value and redemption price per share ($54,529,931 divided by 4,091,859 shares outstanding)		$13.33

Class E
Net asset value and redemption price per share ($66,568,874 divided by 4,978,691 shares outstanding)		$13.37

Identified cost of investments		$438,758,786

Identified cost of foreign cash		$2,347,174

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$9,925,845	(a)
Interest		335,912	(b)

		10,261,757
Expenses
Management fees	$3,945,949
Service and distribution fees—Class B	92,468
Service and distribution fees—Class E	89,123
Directors’ fees and expenses	21,894
Custodian	736,955
Audit and tax services	25,149
Legal	12,014
Printing	112,823
Insurance	8,468
Miscellaneous	8,795

Total expenses	5,053,638
Expense reductions	(221,610)	4,832,028

Net Investment Income		5,429,728

Realized and Unrealized Gain
Realized gain on:
Investments—net	44,561,780
Foreign currency transactions—net	50,815	44,612,595

Unrealized appreciation (depreciation) on:
Investments—net	30,496,089
Foreign currency transactions—net	(27,066)	30,469,023

Net gain		75,081,618

Net Increase in Net Assets From Operations		$80,511,346

(a)	Net of foreign taxes of $1,133,401.
(b)	Includes income on securities loaned of $314,585.

See accompanying notes to financial statements.

MSF-270

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$5,429,728	$3,166,924
Net realized gain	44,612,595	24,136,234
Unrealized appreciation	30,469,023	39,361,549

Increase in net assets from operations	80,511,346	6,664,707

From Distributions to Shareholders
Net investment income
Class A	(2,301,454)	(4,308,987)
Class B	(141,111)	(202,168)
Class E	(300,332)	(657,454)

Total distributions	(2,742,897)	(5,168,609)

Increase (decrease) in net assets from capital share transactions	28,988,684	(15,307,278)

Total increase in net assets	106,757,133	46,188,820

Net Assets
Beginning of the period	427,663,316	381,474,496

End of the period	$534,420,449	$427,663,316

Undistributed Net Investment Income
End of the period	$5,162,372	$2,325,330

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	6,776,782	$80,921,158	3,561,865	$36,409,730
Reinvestments	205,487	2,301,454	420,800	4,308,987
Redemptions	(6,255,844)	(74,914,831)	(6,398,245)	(65,387,799)

Net increase (decrease)	726,425	$8,307,781	(2,415,580)	$(24,669,082)

Class B
Sales	2,583,128	$30,523,623	1,233,538	$12,528,432
Reinvestments	12,724	141,111	19,938	202,168
Redemptions	(667,349)	(8,060,069)	(612,223)	(6,095,461)

Net increase	1,928,503	$22,604,665	641,253	$6,635,139

Class E
Sales	725,367	$8,658,669	1,575,031	$15,945,725
Reinvestments	27,008	300,332	64,646	657,454
Redemptions	(918,856)	(10,882,763)	(1,359,015)	(13,876,514)

Net increase (decrease)	(166,481)	$(1,923,762)	280,662	$2,726,665

Increase (decrease) derived from capital share transactions	2,488,447	$28,988,684	(1,493,665)	$(15,307,278)

See accompanying notes to financial statements.

MSF-271

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.50	$9.86	$7.76	$9.49	$12.39

Income From Investment Operations
Net investment income	0.14	0.10	0.11	0.08	0.08
Net realized and unrealized gain (loss) of investments	1.92	1.68	2.05	(1.73)	(2.57)

Total from investment operations	2.06	1.78	2.16	(1.65)	(2.49)

Less Distributions
Distributions from net investment income	(0.08)	(0.14)	(0.06)	(0.08)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.38)

Total distributions	(0.08)	(0.14)	(0.06)	(0.08)	(0.41)

Net Asset Value, End of Period	$13.48	$11.50	$9.86	$7.76	$9.49

Total Return (%)	18.0	18.2	28.0	(17.5)	(20.6)
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	1.08	1.13	1.12	1.16
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.06	1.11	1.12	1.14
Ratio of net investment income to average net assets (%)	1.23	0.85	1.21	0.90	0.73
Portfolio turnover rate (%)	69	90	148	50	68
Net assets, end of period (000)	$413,322	$344,340	$318,996	$271,015	$340,426

	Class B
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$11.38	$9.76	$7.69	$9.39

Income From Investment Operations
Net investment income	0.12	0.07	0.03	0.02
Net realized and unrealized gain (loss) of investments	1.88	1.67	2.09	(1.72)

Total from investment operations	2.00	1.74	2.12	(1.70)

Less Distributions
Distributions from net investment income	(0.05)	(0.12)	(0.05)	0.00

Total distributions	(0.05)	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$13.33	$11.38	$9.76	$7.69

Total Return (%)	17.6	18.0	27.8	(18.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.31	1.33	1.38	1.37	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.26	1.31	1.36	1.37	(c)
Ratio of net investment income (loss) to average net assets (%)	0.89	0.56	(0.04)	0.35	(c)
Portfolio turnover rate (%)	69	90	148	50
Net assets, end of period (000)	$54,530	$24,612	$14,859	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-272

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.41	$9.79	$7.71	$9.43	$10.91

Income From Investment Operations
Net investment income	0.13	0.07	0.08	0.08	0.00
Net realized and unrealized gain (loss) of investments	1.89	1.68	2.05	(1.73)	(1.48)

Total from investment operations	2.02	1.75	2.13	(1.65)	(1.48)

Less Distributions
Distributions from net investment income	(0.06)	(0.13)	(0.05)	(0.07)	0.00

Total distributions	(0.06)	(0.13)	(0.05)	(0.07)	0.00

Net Asset Value, End of Period	$13.37	$11.41	$9.79	$7.71	$9.43

Total Return (%)	17.8	18.0	27.9	(17.6)	(13.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.21	1.23	1.28	1.27	1.31	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.16	1.21	1.26	1.27	1.30	(c)
Ratio of net investment income (loss) to average net assets (%)	1.08	0.70	0.93	0.57	(0.17	)(c)
Portfolio turnover rate (%)	69	90	148	50	68
Net assets, end of period (000)	$66,569	$58,712	$47,619	$17,262	$2,194

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-273

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—98.7% of Total Net Assets

Security Description	Shares	Value*

Australia—4.8%
Alinta, Ltd.	11,816	$96,121
Alumina, Ltd.	61,038	333,982
Amcor, Ltd.	44,742	245,027
AMP, Ltd.	82,208	462,326
Ansell, Ltd.	1	8
Aristocrat Leisure, Ltd. (a)	18,360	165,147
Australia & New Zealand Banking Group, Ltd.	79,055	1,384,962
Australia Gas & Light Co., Ltd.	21,537	271,023
Australian Stock Exchange, Ltd.	4,340	103,167
AXA Asia Pacific Holdings, Ltd.	39,352	146,182
Babcock & Brown, Ltd.	7,537	93,925
BHP Billiton, Ltd.	157,179	2,627,227
BlueScope Steel, Ltd.	29,000	148,158
Boral, Ltd.	26,326	155,892
Brambles Industries, Ltd. (a)	43,436	323,184
Caltex Australia	6,631	94,007
Coca-Cola Amatil, Ltd.	24,265	136,725
Cochlear, Ltd.	2,300	76,953
Coles Myer, Ltd.	53,075	396,886
Commonwealth Bank of Australia	56,267	1,763,655
Computershare, Ltd.	16,060	79,969
CSL, Ltd.	8,128	252,614
CSR, Ltd.	61,958	157,158
DB RREEF Trust (a)	161,255	164,107
Foster’s Group, Ltd.	89,550	366,383
Futuris Corp., Ltd.	1	1
Insurance Australia Group, Ltd. (a)	77,348	306,299
John Fairfax Holdings, Ltd.	42,720	125,583
Leighton Holdings, Ltd. (a)	6,847	89,752
Lend Lease Corp., Ltd.	15,118	160,049
Lion Nathan, Ltd. (a)	20,419	114,135
Macquarie Airports	30,135	69,730
Macquarie Bank, Ltd.	9,860	490,043
Macquarie Goodman Co.	62,824	219,949
Mayne Group, Ltd.	27,102	70,234
Mirvac Group (a)	35,667	107,566
Multiplex Group (a)	30,696	70,893
National Australia Bank, Ltd.	68,823	1,641,969
Newcrest Mining, Ltd. (a)	16,271	292,061
OneSteel	29,597	72,564
Orica, Ltd. (a)	12,587	187,975
Origin Energy, Ltd.	40,383	221,626
Patrick Corp., Ltd.	36,238	196,295
Perpetual Trustees Australia, Ltd. (a)	1,660	83,202
Publishing & Broadcasting, Ltd.	5,684	68,927
Qantas Airways	36,314	107,349
QBE Insurance Group, Ltd.	33,138	474,333
Rinker Group, Ltd.	44,300	532,442
Rio Tinto, Ltd. (a)	13,419	675,540
Santos, Ltd.	26,929	241,166
Sonic Healthcare, Ltd.	11,475	125,222
Suncorp-Metway, Ltd.	24,726	362,662
Symbion Health, Ltd.	27,102	50,497
TABCORP Holdings, Ltd.	23,353	266,121
Telstra Corp., Ltd. (a)	88,784	255,838
Toll Holdings, Ltd.	10,122	110,265
Transurban Group (a)	32,744	157,439

Security Description	Shares	Value*

Australia—(Continued)
Wesfarmers, Ltd.	16,547	$447,399
Westfield Group (a)	68,545	910,908
Westpac Banking Corp.	82,258	1,378,061
Woodside Petroleum, Ltd.	22,246	642,187
Woolworths, Ltd.	50,871	627,657

		21,998,727

Austria—0.4%
Boehler-Uddeholm AG	579	97,353
Erste Bank der oesterreichischen Sparkassen AG	6,035	333,675
IMMOFINANZ Immobilien Anlagen AG	14,515	138,751
Meinl European Land	4,933	86,762
OMV AG	7,170	416,431
Telekom Austria AG	14,882	332,952
Verbund-Oesterreichische Elektrizitaetswirtschafts AG	536	190,482
Voestalpine AG	1,121	112,269
Wienerberger AG	3,825	151,752

		1,860,427

Belgium—0.8%
AGFA-Gevaert NV	4,172	75,821
Belgacom S.A.	8,360	271,895
Colruyt S.A.	850	116,909
Delhaize Group, Plc.	3,500	227,844
Dexia S.A. (a)	24,396	560,588
Fortis Banque S.A.	5	0
Groupe Bruxelles Lambert S.A.	3,574	349,295
InBev NV	8,674	375,978
KBC Bancassurance Holding NV (a)	8,478	786,301
Mobistar S.A. (a)	1,299	102,665
Solvay S.A.	2,727	299,489
UCB S.A.	3,879	181,516
Umicore S.A.	1,128	132,485

		3,480,786

Bermuda—0.1%
Esprit Holdings, Ltd.	42,000	299,134
Frontline, Ltd. (a)	2,700	102,431
Li & Fung, Ltd.	88,000	169,204
Shangri-La Asia, Ltd.	52,000	86,966

		657,735

Cayman Islands—0.0%
Hutchison Tellecommunications	70,000	100,820

Denmark—0.8%
AP Moller-Maersk A/S	56	577,508
Carlsberg A/S (Class B) (a)	1,550	82,905
Danisco A/S (a)	2,600	198,601
Danske Bank A/S	20,400	716,435
DSV A/S (a)	1,100	135,325
GN Store Nord A/S (a)	13,000	169,586
Novo Nordisk A/S	11,075	621,463
Novozymes A/S (Series B) (a)	3,615	197,172
Ostasiatiske Kompagni (a)	1,050	98,646

*See accompanying notes to financial statements.

MSF-274

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—(Continued)

TDC A/S	9,238	$551,537
Topdanmark A/S (a)	900	77,906
Vestas Wind Systems A/S (a)	9,300	152,427

		3,579,511

Finland—1.4%
Elisa Oyj (a)	10,100	186,361
Fortum Oyj	19,500	364,362
Kesko Oyj	3,500	98,923
Kone Oyj (a)	3,800	150,233
Metso Oyj	7,332	199,821
Neste Oil, Oyj (b)	5,874	165,732
Nokia Oyj	194,750	3,551,827
Rautaruukki, Oyj	4,200	101,775
Sampo Oyj	19,500	338,503
Stora Enso Oyj	31,300	422,294
Tietoenator Oyj	4,080	148,479
UPM-Kymmene Oyj (a)	24,200	472,395
Wartsila Oyj	3,251	95,878
Yit Yhtyma Oyj	2,950	125,796

		6,422,379

France—8.6%
Accor S.A. (a)	8,527	467,119
Air France S.A. (a)	4,923	105,055
Air Liquide S.A. (a)	4,907	940,646
Alcatel S.A. (a)	52,252	645,806
Alstom	5,490	314,761
Atos Origin S.A.	2,917	191,413
Autoroutes du Sud de la France S.A. (a)	2,708	159,647
Autoroutes Paris	1,415	100,807
AXA S.A. (a)	62,817	2,022,667
BNP Paribas S.A. (a)	34,255	2,762,002
Bouygues S.A. (a)	9,508	463,212
Business Objects S.A.	2,531	101,966
Cap Gemini S.A. (a)	5,888	235,396
Carrefour S.A.	24,165	1,128,283
Casino Guichard-Perrachon S.A. (a)	1,385	91,898
CNP Assurances S.A. (a)	2,058	161,669
Compagnie de Saint-Gobain S.A. (a)	13,215	783,154
Compagnie Générale des Etablissements Michelin (Class B)	6,187	346,196
Credit Agricole S.A. (a)	25,452	798,962
Dassault Systemes S.A. (a)	3,191	179,456
Essilor International S.A.	4,786	384,885
France Telecom S.A.	73,703	1,824,752
Groupe Danone (a)	10,303	1,077,893
Hermes International S.C.A. (a)	970	241,705
Imerys S.A. (a)	1,108	79,909
Klepierre S.A. (a)	1,393	130,342
L’Oreal S.A. (a)	13,007	962,238
Lafarge S.A. (a)	8,118	727,659
Lagardere S.C.A. (a)	4,929	377,943
LVMH Moet Hennessy Louis Vuitton S.A.	11,069	979,984
Neopost S.A.	1,324	132,313
Pagesjaunes Groupe	5,214	135,152

Security Description	Shares	Value*

France—(Continued)
Pernod Ricard S.A. (a)	3,042	$528,927
Peugoet S.A. (a)	6,652	381,406
Pinault-Printemps-Redoute S.A. (a)	3,195	358,610
Publicis Groupe (a)	6,168	213,915
Renault S.A. (a)	7,859	638,456
Sagem S.A. (a)	6,773	161,465
Sanef, Inc.	1,011	68,211
Sanofi-Aventis (a)	45,503	3,972,188
Schneider Electric S.A. (a)	9,740	865,324
Scor	29,144	62,570
Societe Television Francaise 1 S.A.	4,636	128,190
Société BIC S.A.	1,148	68,009
Société Générale (a)	15,370	1,883,883
Sodexho Alliance S.A. (a)	5,334	218,890
Suez S.A.	4,872	57
Suez S.A. (a)	40,009	1,240,710
Technip S.A. (a)	3,935	237,817
Thales S.A. (a)	3,003	135,679
Thomson S.A. (a)	10,757	224,606
Total S.A. (a)	24,563	6,159,271
Unibail S.A.	1,978	262,262
Valeo S.A. (a)	2,738	101,450
Veolia Environnement S.A. (a)	15,075	680,579
Vinci S.A. (a)	7,093	607,588
Vivendi Universal S.A.	46,127	1,443,955
Zodiac S.A.	1,406	89,935

		39,788,843

Germany—6.3%
Adidas-Salomon AG (a)	2,436	459,399
Allianz AG (a)	16,445	2,481,754
Altana AG (a)	2,783	150,974
BASF AG	23,364	1,783,272
Bayer AG	28,459	1,184,605
Beiersdorf AG	653	80,055
Celesio AG	2,068	177,257
Commerzbank AG	26,026	798,793
Continental AG	5,723	505,645
DaimlerChrysler AG	39,352	2,000,699
Deutsche Bank AG (a)	21,586	2,085,335
Deutsche Boerse AG (a)	4,460	455,538
Deutsche Lufthansa AG (a)	9,290	137,086
Deutsche Post AG	26,553	641,380
Deutsche Post AG	2,993	71,781
Deutsche Telekom AG	121,449	2,017,083
E.ON AG	27,227	2,807,590
Fresenius Medical Care AG (a)	1,889	198,139
Heidelberger Druckmaschinen AG	2,301	87,695
Hochtief AG	2,617	116,875
Hypo Real Estate Holding AG	6,570	340,763
Infineon Technologies AG	31,404	286,341
Linde AG (a)	3,930	304,868
MAN AG (a)	5,766	306,604
Merck KGaA	2,490	205,580
Metro AG (a)	6,117	294,213
Münchener Rückversicherungs-Gesellschaft AG	7,960	1,073,942

*See accompanying notes to financial statements.

MSF-275

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Premiere AG (a)	3,120	$54,467
Puma AG	696	202,364
RWE AG	18,103	1,335,665
SAP AG	9,890	1,785,963
Schering AG	7,211	481,271
Siemens AG	35,056	2,993,301
ThyssenKrupp AG (a)	15,177	315,422
TUI AG (a)	10,215	208,379
Volkswagen AG (a)	7,827	411,506
Wincor Nixdorf AG	730	76,957

		28,918,561

Greece—0.6%
Alpha Bank A.E.	14,212	413,480
Coca-Cola Hellenic Bottling Co. S.A.	5,100	149,771
Commercial Bank of Greece	3,288	110,788
COSMOTE Mobile Telecommunications S.A.	5,940	131,785
EFG Eurobank Ergasias S.A.	8,560	268,163
Hellenic Petroleum	5,920	83,098
Hellenic Telecommunications Organization S.A.	13,660	290,213
National Bank of Greece S.A.	12,345	523,033
OPAP S.A.	10,390	356,421
Piraeus Bank S.A.	8,250	175,910
Public Power Corp.	4,890	106,547
Titan Cement Co. S.A.	3,060	124,651

		2,733,860

Hong Kong—1.4%
Bank of East Asia, Ltd.	60,400	182,582
BOC Hong Kong Holdings, Ltd. (a)	173,500	334,422
Cathay Pacific Airways, Ltd. (a)	54,000	94,946
Cheung Kong Holdings, Ltd.	66,000	676,342
CLP Holdings, Ltd.	79,600	462,174
Hang Lung Properties, Ltd.	85,000	133,006
Hang Seng Bank, Ltd.	33,700	439,851
Henderson Land Development Co. (a)	32,000	150,292
Hong Kong & China Gas Co., Ltd.	183,046	389,199
Hong Kong Electric Co., Ltd	72,500	358,166
Hong Kong Exchanges & Clearing, Ltd.	46,000	191,118
Hopewell Holdings, Ltd.	46,000	115,900
Hutchison Whampoa, Ltd.	93,000	884,097
Hysan Development Co., Ltd.	33,000	81,471
Johnson Electric Holdings, Ltd. (a)	80,500	76,133
MTR Corp. (a)	84,000	165,503
New World Development Co., Ltd. (a)	136,000	187,532
PCCW, Ltd. (a)	249,340	153,464
Sino Land Co. (a)	80,000	97,280
Sun Hung Kai Properties, Ltd. (a)	59,000	576,072
Swire Pacific, Ltd.	41,500	371,181
Techtronic Industries Co., Ltd.	46,500	110,664
Television Broadcasts, Ltd.	14,000	74,582
The Link	93,141	176,587
The Wharf Holdings, Ltd.	59,000	208,247

		6,690,811

Security Description	Shares	Value*

Ireland—0.8%
Allied Irish Banks, Plc.	39,961	$852,500
Bank of Ireland	42,306	664,321
C&C Group	14,200	90,476
CRH, Plc.	23,294	682,729
DCC, Plc.	5,274	112,610
Depfa Bank, Plc.	14,333	211,059
Eircom Group, Plc.	39,859	93,126
Elan Corp., Plc.	24,478	335,182
Iaws Group A	4,977	71,296
Independent News & Media, Plc.	35,107	105,244
Irish Life & Permanent, Plc.	11,864	241,538
Kerry Group, Plc.	6,210	137,082

		3,597,163

Italy—3.7%
Alleanza Assicurazioni S.p.A. (a)	19,805	243,925
Assicuraziono Generali S.p.A. (a)	42,422	1,477,062
Autogrill S.p.A. (a)	4,027	54,945
Autostrade S.p.A.	11,782	281,486
Banca Antonveneta S.p.A.	3,985	123,592
Banca Fideuram S.p.A. (a)	10,160	55,004
Banca Intesa S.p.A. (a)	140,100	739,476
Banca Intesa S.p.A.—RNC	37,628	185,248
Banca Monte dei Paschi di Siena S.p.A. (a)	59,270	275,963
Banca Nazionale del Lavoro S.p.A. (a)	47,963	157,598
Banca Popolare di Milano S.p.A.	15,605	170,290
Banche Popolari Unite S.c.ar.l. (a)	16,379	357,708
Banco Popolare di Verona e Novara S.c.ar.l.	18,247	367,759
Bulgari S.p.A. (a)	10,027	111,478
Capitalia S.p.A.	69,520	400,970
Enel S.p.A. (a)	193,020	1,510,195
Eni S.p.A. (a)	113,766	3,161,113
FIAT S.p.A. (a)	21,620	187,608
FinecoGroup S.p.A. (a)	7,131	68,380
Finmeccanica S.p.A.	12,746	245,735
Italcementi S.p.A.	1	19
Luxottica Group S.p.A. (a)	7,313	184,795
Mediaset S.p.A. (a)	34,780	367,157
Mediobanca S.p.A. (a)	23,327	443,799
Mediolanum S.p.A. (a)	8,934	58,693
Pirelli & Co. S.p.A. (a)	110,803	101,414
San Paolo IMI S.p.A. (a)	50,438	785,874
Seat Pagine Gialle S.p.A. (a)	174,380	81,113
Snam Rete Gas S.p.A. (a)	41,749	170,998
T.E.R.N.A (a)	52,360	128,850
Telecom Italia S.p.A. (a)	463,231	1,344,048
Telecom Italia S.p.A.—RNC	261,869	647,079
UniCredito Italiano S.p.A.	352,083	2,416,896

		16,906,270

Japan—24.7%
Acom Co., Ltd.	3,130	201,946
Advantest Corp.	3,700	376,474
AEON Co., Ltd.	27,800	710,370
Aeon Credit Service Co., Ltd.	1,800	171,271
Aiful Corp.	2,900	240,279

*See accompanying notes to financial statements.

MSF-276

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Aisin Seiki Co., Ltd.	8,500	$314,163
Ajinomoto Co., Inc.	28,000	286,727
All Nippon Airways Co., Ltd.	20,000	81,264
Alps Electric Co., Ltd.	8,000	111,125
Amada Co., Ltd.	21,000	185,941
Aoyama Trading Co., Ltd.	2,600	87,679
Asahi Breweries, Ltd. (a)	18,500	226,610
Asahi Glass Co., Ltd. (a)	47,000	602,245
Asahi Kasei Corp.	62,000	421,854
Astellas Pharma, Inc.	23,500	911,014
Bank of Kyoto	12,000	146,010
Benesse Corp.	3,900	136,079
Bridgestone Corp. (a)	30,000	628,554
Cannon Sales Co., Inc. (a)	4,000	85,285
Canon, Inc. (a)	32,700	1,921,302
Casio Computer Co., Ltd. (a)	9,800	164,736
Central Japan Railway Co.	67	638,768
Chiyoda Corp.	7,000	160,023
Chubu Electric Power Co., Inc. (a)	24,900	592,133
Chugai Pharmaceutical Co., Ltd. (a)	12,900	277,852
Citizen Watch Co., Ltd.	21,100	175,771
Credit Saison Co., Ltd.	6,800	338,287
CSK Corp. (a)	2,500	123,992
Dai Nippon Printing Co., Ltd	27,000	479,404
Daicel Chemical Industries, Ltd. (a)	14,000	100,171
Daido Steel Co.	17,000	160,212
Daiichi Sankyo	30,344	584,683
Daikin Industries, Ltd.	10,300	299,456
Daimaru, Inc.	11,000	160,132
Dainippon Ink & Chemicals, Inc.	41,000	176,449
Dainippon Screen Manufacturing Co., Ltd.	9,000	75,761
Daito Trust Construction Co., Ltd.	3,400	175,386
Daiwa House Industry Co., Ltd.	25,000	393,231
Daiwa Securities Group, Inc.	56,000	641,767
Denki Kagaku Kogyo K.K.	23,000	101,340
Denso Corp.	24,700	858,987
Dentsu, Inc.	80	262,057
Dowa Mining Co., Ltd. (a)	16,000	174,888
E Trade Securities (a)	22	170,938
East Japan Railway Co.	150	1,027,959
Eisai Co., Ltd. (a)	11,200	472,043
Electric Power Development Co., Ltd.	6,000	207,111
FamilyMart Co., Ltd.	2,300	77,591
Fanuc, Ltd.	8,000	684,617
Fast Retailing Co., Ltd. (a)	2,400	236,297
Fuji Electric Holdings Co., Ltd.	24,000	128,071
Fuji Photo Film Co., Ltd.	22,400	735,775
Fujikura, Ltd.	23,000	187,531
Fujitsu, Ltd.	84,000	639,283
Hino Motors, Ltd.	9,000	56,767
Hirose Electric Co., Ltd. (a)	1,200	158,560
Hitachi Chemical Co., Ltd.	6,900	181,635
Hitachi Construction Machinary, Ltd.	5,000	117,927
Hitachi, Ltd. (a)	139,000	936,639
Hokkaido Electric Power Co., Inc.	7,300	148,293
Hokugin Financial Group, Inc.	60,000	277,247
Honda Motor Co., Ltd.	34,200	1,980,580

Security Description	Shares	Value*

Japan—(Continued)
Hoya Corp.	19,000	$686,462
Ibiden Co. (a)	4,300	232,497
Inpex Corp.	18	160,588
Isetan Co., Ltd.	10,300	218,581
Ishikawajima-Harima Heavy Industries Co., Ltd. (a)	69,000	220,549
Itochu Corp.	65,000	546,513
JAFCO Co., Ltd. (a)	1,300	117,220
Japan Airlines System Corp. (a)	39,000	105,804
Japan Real Estate Investment Corp. (REIT)	14	115,311
Japan Retail Fund Investment Corp. (REIT) (a)	9	69,841
Japan Tobacco, Inc.	39	567,624
JFE Holding, Inc. (a)	24,700	821,782
JGC Corp. (a)	10,000	192,099
JS Group Corp.	12,300	246,130
JSR Corp. (a)	8,400	219,898
JTEKT Corp. (a)	7,000	129,705
Kajima Corp. (a)	51,000	291,566
Kamigumi Co., Ltd.	10,000	88,419
Kaneka Corp.	16,000	193,211
Kansai Paint Co. (a)	12,000	102,078
Kao Corp.	23,000	614,210
Kawasaki Heavy Industries, Ltd. (a)	73,000	268,613
Kawasaki Kisen Kaisha, Ltd. (a)	19,000	120,108
KDDI Corp.	108	621,310
Keihin Electric Express Railway Co., Ltd. (a)	20,000	157,529
Keio Electric Railway Co., Ltd.	26,000	155,075
Keisei Electric Railway Co., Ltd.	13,000	89,215
Keyence Corp.	1,400	401,614
Kintetsu Corp.	80,120	319,534
Kirin Brewery Co., Ltd. (a)	34,000	398,689
Kobe Steel, Ltd.	118,000	376,868
KOMATSU, Ltd.	42,000	702,566
Konami Corp. (a)	3,400	75,097
Konica Minolta Holdings, Inc.	20,500	209,747
Kubota Corp.	48,000	405,602
Kuraray Co., Ltd.	19,000	196,285
Kurita Water Industries, Ltd. (a)	5,500	104,483
Kyocera Corp.	7,100	518,275
Kyowa Hakko Kogyo Co., Ltd.	16,000	111,240
Kyushu Electric Power Co., Inc.	16,600	360,577
Lawson, Inc.	2,400	98,675
Leopalace21 Corp.	6,600	238,035
Mabuchi Motor Co., Ltd. (a)	1,200	66,535
Makita Corp. (a)	7,000	172,746
Marubeni Corp.	55,000	292,342
Marui Co., Ltd.	14,000	276,761
Matsushita Electric Industrial Co., Ltd.	90,000	1,740,764
Matsushita Electric Works, Ltd. (a)	19,000	178,313
Mediceo Paltac Holdings Co., Ltd.	6,400	92,526
Meiji Seika Kaisha, Ltd.	14,000	74,566
Millea Holdings, Inc.	66	1,145,298
Mineba Co., Ltd. (a)	18,000	96,699
Mitsubishi Chemical Holdings	53,578	337,106
Mitsubishi Corp.	53,700	1,181,847
Mitsubishi Electric Corp.	82,000	585,911
Mitsubishi Estate Co., Ltd. (a)	47,000	984,001
Mitsubishi Gas & Chemical Co., Inc.	18,000	171,051

*See accompanying notes to financial statements.

MSF-277

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Mitsubishi Heavy Industries, Ltd.	132,000	$586,047
Mitsubishi Materials Corp.	52,000	268,366
Mitsubishi Rayon Co., Ltd.	32,000	213,333
Mitsubishi Securities (a)	14,000	173,610
Mitsubishi Tokyo Financial Group, Inc.	320	4,368,284
Mitsui & Co., Ltd. (a)	63,000	814,197
Mitsui Chemicals, Inc. (a)	29,000	193,422
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	32,000	104,075
Mitsui Fudosan Co., Ltd. (a)	35,000	714,515
Mitsui Mining & Smelting Co., Ltd.	30,000	187,409
Mitsui OSK Lines, Ltd.	47,000	413,356
Mitsui Sumitomo Insurance Co., Ltd.	53,000	655,310
Mitsui Trust Holdings, Inc.	24,000	290,400
Mitsukoshi, Ltd. (a)	18,000	117,098
Mizuho Financial Group, Inc.	420	3,314,688
Murata Manufacturing Co., Ltd.	8,900	575,534
Namco Bandai Holdings	9,800	143,057
NEC Corp.	84,000	526,829
NGK Insulators, Ltd.	13,000	192,470
NGK Spark Plug Co., Ltd.	11,000	236,067
NHK Spring Co., Ltd.	8,000	83,792
Nidec Corp. (a)	4,600	395,468
Nikko Cordial Corp. (a)	35,500	570,120
Nikon Corp. (a)	12,000	188,449
Nintendo Co., Ltd.	4,400	534,407
Nippon Building Fund, Inc. (REIT)	17	143,181
Nippon Electronic, Inc.	9,000	198,490
Nippon Express Co., Ltd.	38,000	232,838
Nippon Meat Packers, Inc.	11,000	115,234
Nippon Mining Holdings, Inc.	31,500	225,185
Nippon Oil Corp.	57,000	444,682
Nippon Sheet Glass Co., Ltd. (a)	24,000	105,233
Nippon Steel Corp. (a)	268,000	944,007
Nippon Telephone & Telegraph Corp.	226	1,029,811
Nippon Unipac Holding	49	195,536
Nippon Yusen Kabushiki Kaisha (a)	45,000	308,700
Nissan Chemical Industries, Ltd. (a)	8,000	113,114
Nissan Motor Co., Ltd. (a)	98,300	1,002,235
Nisshin Seifun Group, Inc.	13,000	137,739
Nisshin Steel Co., Ltd. (a)	54,000	175,819
Nisshinbo Industries, Inc.	8,000	86,948
Nissin Food Products Co., Ltd. (a)	5,000	144,158
Nitto Denko Corp.	7,800	605,437
NOK Corp. (a)	6,100	165,303
Nomura Holdings, Inc.	79,700	1,528,881
Nomura Research Institute, Ltd.	900	110,067
NSK, Ltd.	18,000	123,695
NTN Corp. (a)	20,000	157,432
NTT Data Corp.	62	311,453
NTT DoCoMo, Inc.	763	1,167,467
Obayashi Corp.	28,000	205,319
Odakyu Electric Railway Co., Ltd. (a)	27,000	160,264
OJI Paper Co., Ltd.	39,000	229,832
Oki Electric Industry Co., Ltd.	20,000	73,825
Olympus Corp. (a)	12,000	313,970
Omron Corp.	9,000	208,314
Onward Kashiyama Co., Ltd.	5,000	97,736

Security Description	Shares	Value*

Japan—(Continued)
Oriental Land Co., Ltd. (a)	2,600	$141,283
ORIX Corp.	3,700	954,315
Osaka Gas Co., Ltd.	84,000	288,519
Pioneer Corp. (a)	6,600	91,002
Promise Co., Ltd.	3,750	251,710
Rakuten, Inc. (a)	210	202,484
Resona Holdings, Inc. (a)	200	800,688
Ricoh Co., Ltd.	30,000	527,783
Rohm Co., Ltd.	4,700	515,957
Ryohin Keikaku Co., Ltd.	1,200	105,325
Sanken Electric Co., Ltd.	6,000	97,728
Sankyo Co., Ltd.	2,800	162,359
Santen Pharm Co. (a)	3,600	99,817
Sanyo Electric Co., Ltd. (a)	70,000	190,210
Sapporo Holdings, Ltd. (a)	15,000	83,698
SBI Holdings, Inc. (a)	244	163,524
Secom Co., Ltd.	9,000	468,304
Sega Sammy Holdings, Inc.	6,400	215,700
Seiko Epson Corp. (a)	5,000	124,539
Sekisui Chemical Co., Ltd.	20,000	136,184
Sekisui House, Ltd.	21,000	263,203
Seven & I Holdings Co., Ltd. (a)	35,560	1,520,498
Sharp Corp.	41,000	620,075
Shimamura Co., Ltd. (a)	900	125,174
Shimano, Inc. (a)	4,600	121,391
Shimizu Corp.	29,000	215,459
Shin-Etsu Chemical Co., Ltd.	17,000	897,433
Shinko Securities	24,000	122,153
Shinsei Bank, Ltd.	40,000	232,181
Shionogi & Co., Ltd.	15,000	211,568
Shiseido Co., Ltd. (a)	16,000	297,296
Showa Denko K.K. (a)	52,000	201,189
Showa Shell Sekiyu K.K. (a)	9,900	118,734
SMC Corp.	2,600	374,147
Softbank Corp. (a)	31,500	1,343,071
Sojitz Corp. (a)	16,800	100,257
Sompo Japan Insurance, Inc.	36,000	481,595
Sony Corp. (a)	43,300	1,766,617
Stanley Electric Co., Ltd. (a)	9,200	148,269
Sumitomo Chemical Co., Ltd.	64,000	442,669
Sumitomo Corp.	47,000	604,465
Sumitomo Electric Industries, Ltd.	31,000	474,225
Sumitomo Heavy Industries, Ltd.	25,000	208,879
Sumitomo Metal Industries, Ltd.	176,000	670,054
Sumitomo Metal Mining Co., Ltd. (a)	27,000	337,404
Sumitomo Mitsui Financial Group, Inc. (a)	208	2,226,449
Sumitomo Realty & Development Co., Ltd. (a)	16,000	351,154
Sumitomo Rubber	8,000	114,771
Suzuken Co., Ltd.	2,300	73,334
T&D Holdings, Inc.	9,750	639,817
Taiheiyo Cement Corp. (a)	42,000	171,532
Taisei Corp.	39,000	178,103
Taisho Pharmaceutical Co., Ltd.	8,000	149,018
Taiyo Nippon Sanso Corp.	14,000	93,225
Takashimaya Co., Ltd. (a)	12,000	193,028
Takeda Pharmaceutical Co., Ltd.	38,500	2,076,513
Takefuji Corp.	4,610	314,666

*See accompanying notes to financial statements.

MSF-278

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tanabe Seiyaku Co.	11,000	$106,884
TDK Corp.	5,300	366,679
Teijin, Ltd.	36,000	230,267
Teikoku Oil Co., Ltd. (a)	10,000	132,020
Terumo Corp.	8,100	240,628
The 77 Bank, Ltd.	16,000	122,012
The Bank of Fukuoka, Ltd. (a)	23,000	198,831
The Bank of Yokohama, Ltd.	54,000	445,350
The Chiba Bank, Ltd.	29,000	244,770
The Furukawa Electric Co., Ltd. (a)	30,000	237,496
The Gunma Bank, Ltd.	21,000	156,268
The Joyo Bank, Ltd.	32,000	191,771
The Kansai Electric Power Co., Inc.	35,300	756,801
The Nishi-Nippon Bank, Ltd.	22,000	132,432
The Shizuoka Bank, Ltd. (a)	27,000	269,462
The Sumitomo Trust & Banking Co., Ltd.	56,000	569,438
The Suruga Bank, Ltd.	13,000	163,571
The Tokyo Electric Power, Ltd.	49,900	1,214,022
THK Co., Ltd. (a)	6,000	157,378
Tobu Railway Co., Ltd.	31,000	162,889
Toho Co., Ltd. (a)	8,000	178,675
Tohoku Electric Power Co., Inc.	20,300	411,906
Tokuyama Corp.	10,000	129,202
Tokyo Electron, Ltd.	7,700	480,794
Tokyo Gas Co., Ltd. (a)	101,000	451,277
Tokyo Tatemono Co. (a)	11,000	110,164
Tokyu Corp. (a)	47,000	334,809
Tokyu Land Corp.	15,000	151,887
TonenGeneral Sekiyu K.K. (a)	12,000	128,610
Toppan Printing Co., Ltd. (a)	25,000	290,513
Toray Industries, Inc.	58,000	475,026
Toshiba Corp. (a)	128,000	770,495
Tosoh Corp. (a)	27,000	119,186
Toto, Ltd. (a)	12,000	101,016
Toyo Seikan Kaisha, Ltd.	8,000	129,786
Toyobo Co., Ltd.	27,000	90,969
Toyota Industries Corp.	8,100	292,242
Toyota Motor Corp.	126,100	6,592,048
Toyota Tsusho Corp.	7,000	160,283
Trend Micro, Inc. (a)	4,000	152,312
Ube Industries, Ltd. (a)	39,000	105,484
Uni-Charm Corp. (a)	2,400	107,695
UNY Co., Ltd.	6,000	94,944
Ushio, Inc. (a)	7,000	164,573
USS Co., Ltd.	1,070	68,153
Wacoal Corp.	5,000	67,591
West Japan Railway Co.	77	320,244
Yahoo! Japan Corp. (a)	336	510,480
Yakult Honsha Co., Ltd. (a)	7,000	145,752
Yamada Denki Co., Ltd. (a)	3,500	443,551
Yamaha Corp. (a)	8,100	134,524
Yamaha Motor Co., Ltd.	10,200	268,176
Yamato Holdings Co., Ltd.	17,000	283,201
Yaskawa Electric Corp. (a)	10,000	101,447
Yokogawa Electric Corp. (a)	8,100	138,845
Zeon Corp. (a)	8,000	106,108

		114,386,123

Security Description	Shares	Value*

Luxembourg—0.1%
Arcelor S.A.	23,893	$590,324
Stolt Offshore Co. (a)	9,600	111,636

		701,960

Netherlands—3.6%
ABN AMRO Holdings NV	78,051	2,033,575
Aegon NV	62,160	1,008,087
Akzo Nobel NV	11,384	525,677
ASML Holding NV (b)	23,308	464,571
Buhrmann NV (a)	5,632	82,570
Corio NV	2,452	132,740
DSM NV	6,294	256,121
Euronext NV	3,546	184,005
European Aeronautic Defense & Space Co. (a)	11,647	438,164
Getronics NV	5,753	77,085
Heineken NV	10,728	338,771
ING Groep NV	81,822	2,827,631
James Hardie Industries NV	27,250	179,031
Koninklijke Ahold NV	64,989	485,081
Koninklijke KPN NV	91,096	910,893
Koninklijke Numico NV	8,452	348,622
Koninklijke Philips Electronics NV	56,793	1,758,309
Qiagen NV	4,617	54,133
Randstad Holding NV	1,866	80,752
Reed Elsevier NV	30,654	426,645
Rodamco Europe NV	1,821	150,993
SBM Offshore NV	1,921	154,638
STMicroelectronics NV	29,883	534,317
TNT NV	18,198	566,657
Unilever NV	24,655	1,682,295
Vedior NV (a)	6,643	98,099
VNU NV	10,581	349,567
Wereldhave NV	1,209	113,623
Wolters Kluwer NV	14,000	282,039

		16,544,691

New Zealand—0.2%
Fletcher Building, Ltd.	57,403	295,063
Telecom Corp. of New Zealand, Ltd. (a)	133,363	545,506

		840,569

Norway—0.6%
DnB NOR ASA	32,130	341,740
Norsk Hydro ASA (a)	6,820	700,349
Norske Skogindustrier ASA (a)	9,200	145,738
Orkla ASA (a)	8,650	356,725
Petroleum Geo-Services (a)	3,340	103,049
Statoil ASA (a)	31,450	719,973
Storebrand ASA (a)	11,400	97,885
Telenor ASA	40,300	394,482
Yara International ASA	10,000	144,912

		3,004,853

Portugal—0.3%
Banco Comercial Portugues S.A.	90,981	250,064
Banco Espirito Santo S.A. (a)	5,129	82,280

*See accompanying notes to financial statements.

MSF-279

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Portugal—(Continued)
Brisa-Auto Estradas de Portugal S.A. (a)	19,503	$164,707
Energias de Portugal S.A.	93,497	287,110
Portugal Telecom, SGPS, S.A. (a)	36,975	372,916
Sonae S.A.	55,237	76,876

		1,233,953

Singapore—0.8%
Capitaland, Ltd. (a)	66,000	136,127
City Developments, Ltd.	40,000	208,894
ComfortDelGro Corp., Ltd.	178,000	171,257
DBS Group Holdings, Inc.	52,978	525,472
Fraser & Neave, Ltd.	16,400	182,859
Keppel Corp., Ltd. (a)	29,000	192,177
Overseas Chinese Bank	122,880	494,136
Singapore Airlines, Ltd.	34,000	254,192
Singapore Press Holdings, Ltd. (a)	93,250	240,619
Singapore Technologies Engineering, Ltd.	117,000	201,539
Singapore Telecommunications, Ltd.	315,650	494,417
United Overseas Bank, Ltd.	55,392	487,368
Venture Corp., Ltd.	19,000	157,574

		3,746,631

Spain—3.5%
Abertis Infraestructuras S.A. (a)	9,909	248,564
Acciona S.A. (a)	1,601	178,513
Acerinox S.A. (a)	7,712	111,786
ACS, Actividades de Construccion & Servicios S.A. (a)	10,808	346,901
Altadis S.A.	12,473	563,802
Antena 3 TV (a)	3,400	80,828
Azucarera Ebro S.A.	3,741	61,913
Banco Bilbao Vizcaya Argentaria S.A.	148,471	2,640,044
Banco Popular Espanol S.A. (a)	37,649	457,686
Banco Santander Central Hispano S.A.	259,913	3,418,624
Cintra Conces, Plc. (a)	8,063	92,930
Corporacion Mapfre S.A.	4,847	79,819
Endesa S.A. (a)	42,491	1,113,774
Fomento de Construcciones & Contratas S.A.	1,837	103,820
Gamesa Corporacion Tecnologica S.A. (a)	8,235	120,006
Gas Natural SDG S.A. (a)	7,562	211,276
Grupo Ferrovial S.A. (a)	3,394	234,506
Iberdrola S.A. (a)	35,053	954,344
Indra Sistemas S.A.	7,404	144,216
Industria de Diseno Textil S.A.	9,525	309,510
Inmobilia Colonial	1,359	76,765
Metrovacesa S.A. (a)	2,474	149,775
Repsol YPF S.A.	39,532	1,155,851
Sacyr Vallehermoso S.A. (a)	6,221	151,142
Sogecable S.A. (a)	2,047	81,764
Telefonica S.A.	193,915	2,907,349
Union Fenosa S.A.	10,887	403,930

		16,399,438

Sweden—2.3%
Alfa Laval AB (a)	4,300	92,899
Assa Abloy AB (Series B) (a)	15,700	246,537

Security Description	Shares	Value*

Sweden—(Continued)
Atlas Copco AB (Series A)	14,700	$326,959
Atlas Copco AB (Series B)	10,200	203,158
Electrolux AB (a)	13,400	347,568
Eniro AB	10,300	129,429
Gambro AB	10,800	117,772
Getinge AB (Class B) (a)	9,500	130,548
Hennes & Mauritz AB (Series B) (a)	22,550	764,706
Holmen AB (Series B) (a)	2,500	82,450
Lundin Petroleum (a)	9,000	95,205
Modern Times Group AB (Class B) (a)	2,450	102,055
Nordea Bank AB (a)	97,162	1,007,245
Sandvik AB (a)	9,350	434,607
Scania AB (Series B) (a)	4,300	155,344
Securitas AB (a)	13,000	215,627
Skandia Insurance Co., Ltd. (a)	55,300	330,930
Skandinaviska Enskilda Banken AB (a)	23,100	474,587
Skanska AB	19,700	299,532
SKF AB (a)	18,000	252,202
SSAB	3,000	108,925
Svenska Cellulosa AB (a)	9,100	339,506
Svenska Handelsbanken AB (a)	22,600	559,447
Swedish Match AB (a)	14,600	171,533
Tele2 AB (a)	18,100	193,805
Telefonaktiebolaget LM Ericsson (Class B)	653,800	2,243,815
TeliaSonera AB	86,764	465,356
Volvo AB	4,500	206,015
Volvo AB (Series B) (a)	10,200	480,018

		10,577,780

Switzerland—6.4%
ABB, Ltd.	86,906	841,713
Adecco S.A.	5,399	248,132
Ciba Specialty Chemicals AG	3,545	228,600
Clariant AG	12,901	189,379
Credit Suisse Group	53,116	2,699,625
Geberit AG	184	145,170
Givaudan AG	317	214,200
Holcim, Ltd.	7,740	525,519
Kuehne & Nagel International AG	509	143,206
Logitech International S.A.	4,790	223,706
Lonza Group AG (a)	1,509	92,064
Nestle S.A.	17,622	5,246,392
Nobel Biocare Holding AG	917	201,095
Novartis AG	101,619	5,320,612
Phonak Holding AG (a)	1,750	75,160
PSP Swiss Property	1,740	75,262
Roche Holding AG	30,690	4,594,718
Schindler Holding AG	194	76,757
Serono S.A. (Class B)	303	240,416
SGS S.A. (a)	176	147,974
Straumann Holding AG (a)	318	73,532
Sulzer AG	153	80,802
Swatch Group AG	3,574	107,802
Swatch Group AG (Class B)	1,638	242,374
Swiss Reinsurance Co.	13,985	1,020,865
Swisscom AG	1,060	333,615

*See accompanying notes to financial statements.

MSF-280

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Syngenta AG	4,682	$580,864
UBS AG	45,159	4,286,906
Zurich Financial Services AG	6,239	1,326,943

		29,583,403

United Kingdom—23.1%
3i Group, Plc.	25,081	364,936
Aegis Group, Plc.	38,895	81,644
Alliance Unichem, Plc.	9,863	135,437
AMEC, Plc.	19,748	116,392
Amvescap, Plc.	28,888	219,118
Anglo American, Plc.	61,109	2,076,356
ARM Holdings, Plc.	54,960	114,113
Arriva, Plc.	7,903	79,042
Associated British Portfolios Holdings, Plc.	14,900	150,166
AstraZeneca, Plc.	70,252	3,411,305
Aviva, Plc.	102,001	1,234,610
BAA, Plc.	46,303	498,367
BAE Systems, Plc.	138,539	907,581
Balfour Beatty, Plc.	23,744	145,138
Barclays, Plc.	281,981	2,956,568
Barratt Developments, Plc.	11,202	189,388
BBA Group, Plc.	25,670	145,027
Bellway, Plc.	4,518	87,576
Berkeley Group Holdings	4,020	76,681
BG Group, Plc.	154,740	1,526,304
BHP Billiton, Plc.	108,601	1,769,152
BOC Group, Plc.	22,444	461,511
Boots Group, Plc. (a)	30,061	311,698
Bovis Homes Group	5,148	70,443
BP, Plc.	911,596	9,738,951
Brambles Industries, Plc.	29,427	210,601
British Airways, Plc.	21,657	124,190
British America Tobacco, Plc.	67,985	1,520,293
British Land Co., Plc.	24,653	451,194
British Sky Broadcasting Group, Plc.	57,002	485,905
Brixton, Plc.	11,049	82,045
BT Group, Plc.	366,866	1,403,262
Bunzl, Plc.	17,535	192,079
Burberry Group, Plc.	14,259	105,028
Cable & Wireless, Plc.	102,250	209,219
Cadbury Schweppes, Plc.	92,853	875,324
Capita Group, Plc.	31,881	228,023
Carnival, Plc.	7,379	418,133
Cattles, Plc.	11,534	65,163
Centrica, Plc.	162,561	711,003
Close Brothers Group, Plc.	5,056	78,774
Cobham, Plc.	45,040	131,020
Compass Group, Plc.	100,636	380,822
Corus Group, Plc.	232,233	235,095
Daily Mail & General Trust, Plc.	11,302	153,153
Diageo, Plc.	129,373	1,869,993
Dixons Group, Plc.	76,665	215,462
Electrocomponents, Plc.	16,808	81,180
EMAP, Plc.	9,884	146,352
EMI Group, Plc.	31,155	129,427

Security Description	Shares	Value*

United Kingdom—(Continued)
Enterprise Inns, Plc.	16,706	$268,682
First Choice Holidays	19,553	83,924
FirstGroup, Plc.	14,542	100,307
Friends Provident, Plc.	93,952	305,671
Gallaher Group	27,285	410,882
George Wimpey, Plc.	20,896	172,209
GKN, Plc.	39,679	196,362
GlaxoSmithKline, Plc.	254,458	6,411,871
Group for Securicor, Inc.	42,313	116,966
GUS, Plc.	40,206	711,445
Hammerson, Plc.	13,769	241,791
Hanson, Plc.	35,035	383,857
Hays, Plc.	70,144	151,142
HBOS, Plc.	168,884	2,881,203
Hilton Group, Plc.	72,907	455,395
HSBC Holdings, Plc.	492,710	7,892,330
ICAP, Plc.	18,682	129,844
IMI, Plc.	19,184	165,674
Imperial Chemical Industries, Plc.	58,839	335,392
Imperial Tobacco Group, Plc.	32,677	973,703
Inchcape, Plc.	3,038	118,915
Intercontinental Hotels	18,419	265,649
International Power, Plc.	73,371	301,695
Intertek Group, Plc.	6,257	74,957
Invensys, Plc.	256,503	81,451
Isoft Group	9,426	63,000
Johnson Matthey, Plc.	8,551	207,294
Kelda Group, Plc.	19,060	253,519
Kesa Electricals, Plc.	27,443	122,440
Kingfisher, Plc.	100,939	411,170
Land Securities Group, Plc.	20,412	583,237
Legal & General Group, Plc.	280,862	588,310
Liberty International, Plc.	9,441	158,928
Lloyds TSB Group, Plc.	248,635	2,085,280
LogicaCMG, Plc.	51,317	156,164
London Stock Exchange Plc.	10,312	109,889
Man Group, Plc.	13,407	440,094
Marks & Spencer Group, Plc.	72,166	625,690
Meggitt, Plc.	22,314	138,641
Misys, Plc.	21,309	87,363
Mitchells & Butlers, Plc.	19,201	137,801
National Express Group, Plc.	5,547	81,914
National Grid	119,454	1,165,916
Next, Plc.	10,683	281,151
Pearson, Plc.	37,340	440,746
Persimmon, Plc.	11,884	256,682
Pilkington, Plc.	60,503	154,725
Provident Financial, Plc.	13,879	130,614
Prudential, Plc.	108,297	1,023,566
Punch Taverns, Plc.	10,056	146,581
Rank Group, Plc.	33,378	175,215
Reckitt Benckiser, Plc.	26,545	874,038
Reed Elsevier, Plc.	55,180	516,695
Rentokil Initial, Plc.	76,753	215,345
Resolution, Plc.	8,490	94,457
Reuters Group, Plc.	62,100	459,008
Rexam, Plc. (a)	27,877	243,133

*See accompanying notes to financial statements.

MSF-281

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Rio Tinto, Plc.	47,567	$2,167,121
Rolls Royce Group	2,358,708	4,151
Rolls-Royce Group, Plc.	70,620	518,320
Royal & Sun Alliance Insurance Group, Plc.	150,184	324,960
Royal Bank of Scotland Group, Plc.	138,851	4,183,717
Royal Dutch Shell (A Shares)	178,172	5,454,239
Royal Dutch Shell (B Shares)	120,383	3,859,174
SABMiller, Plc.	38,439	699,344
Sage Group, Ltd.	61,607	272,892
Sainsbury Co.	61,769	334,322
Schroders, Plc.	4,373	71,327
Scottish & Newcastle, Plc.	31,697	264,526
Scottish & Southern Energy, Plc.	36,716	639,191
Scottish Power, Plc.	79,445	741,048
Serco Group, Plc.	26,863	144,877
Severn Trent, Plc. (a)	16,848	313,554
Signet Group, Plc.	90,531	167,001
Slough Estates, Plc.	21,877	225,011
Smith & Nephew, Plc.	43,712	401,581
Smiths Group, Plc.	25,283	454,036
Stagecoach Group, Plc.	29,429	58,315
Tate & Lyle, Plc.	20,205	195,142
Taylor Woodrow, Plc.	30,813	201,294
Tesco, Plc.	342,617	1,948,551
The Peninsular & Oriental Steam Navigation Co.	37,487	299,817
TI Automotive, Ltd. (c)	11,100	0
Tomkins, Plc.	30,300	155,940
Travis Perkins	4,822	115,974
Trinity Mirror, Plc.	11,804	116,128
Unilever, Plc.	122,763	1,215,060
United Utilities, Plc.	40,354	464,894
UTD Business Media	10,472	114,476
Vodafone Group, Plc.	2,755,033	5,936,316
Whitbread	10,230	166,499
William Hill, Plc.	16,542	152,083
Wolseley, Plc.	25,957	545,911
WPP Group, Plc.	51,215	553,084
Yell Group, Plc.	35,479	326,485

		106,836,528

United States—3.4%
iShares MSCI EAFE Index Fund	257,600	15,316,896
Synthes, Inc. (b)	1,887	211,250

		15,528,146

Total Common Stock (Identified Cost $345,247,314)		456,119,968

Preferred Stock—0.5%

Australia—0.3%
Centro Properties Group (a)	32,700	151,545
CFS Gandel Retail Trust	100,244	146,840
General Property Trust	81,936	246,470
Investa Property Group	66,456	96,581
Macquarie Infrastructure Group (a)	107,767	279,813
Stockland	56,289	267,766

		1,189,015

Security Description	Shares	Value*

Germany—0.2%
Fresenius Medical Care AG	924	$85,939
Henkel KGAA (a)	2,804	280,982
Porsche AG (a)	387	276,897
RWE AG	1,372	88,103
Volkswagen AG	4,726	181,122

		913,043

Total Preferred Stock (Identified Cost $1,483,446)		2,102,058

Rights— 0.3%

Belgium—0.3%
Fortis S.A.(a)	50,928	1,618,471

Portugal—0.0%
Sonae SGPS S.A.	55,237	28,403

Total Rights (Identified Cost $1,174,010)		1,646,874

Units—0.2%

Ireland—0.0%
Grafton Group, Plc.	10,061	109,173

Switzerland—0.2%
Compagnie Financière Richemont AG	22,334	969,392

Total Units (Identified Cost $709,717)		1,078,565

Short Term Investments—0.5%
Security Description	Face Amount	Value*

United States—0.5%
Federal Home Loan Bank	$2,050,000	$2,049,618

Total Short Term Investments (Amortized Cost $2,049,619)		2,049,618

Total Investments—100.2% (Identified Cost $350,664,106) (d)		462,997,083
Liabilities in excess of other assets		(808,528)

Total Net Assets—100%		$462,188,555

*See accompanying notes to financial statements.

MSF-282

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2005

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $78,951,067 and the collateral received consisted of cash in the amount of $83,491,294.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $355,384,751 and the composition of unrealized appreciation and depreciation of investment securities was $115,421,057 and $(7,808,725), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2005	Percentage of Total Net Assets
Commercial Banks	17.6%
Oil, Gas & Consumable Fuels	7.8%
Pharmaceuticals	6.7%
Metals & Mining	3.6%
Diversified Financial Services	3.3%
Mutual Funds	3.3%
Food Products	2.6%
Wireless Telecommunication Services	1.8%
Food & Staples Retailing	1.6%
Communications Equipment	1.4%

See accompanying notes to financial statements.

MSF-283

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$462,997,083
Cash		3,766
Foreign cash at value		106,032
Collateral for securities loaned		83,491,294
Receivable for:
Securities sold		450,027
Fund shares sold		1,205,565
Accrued interest and dividends		500,951
Foreign taxes		63,993

Total Assets		548,818,711
Liabilities
Payable for:
Fund shares redeemed	$2,016,757
Securities purchased	785,866
Withholding taxes	22,305
Return of collateral for securities loaned	83,491,294
Accrued expenses:
Management fees	113,314
Service and distribution fees	39,267
Other expenses	161,353

Total Liabilities		86,630,156

Net Assets		$462,188,555

Net assets consists of:
Capital paid in		$347,199,880
Undistributed net investment income		7,342,355
Accumulated net realized losses		(4,684,623)
Unrealized appreciation on investments, and foreign currency		112,330,943

Net Assets		$462,188,555

Computation of offering price:
Class A
Net asset value and redemption price per share ($242,622,831 divided by 18,735,295 shares outstanding)		$12.95

Class B
Net asset value and redemption price per share ($145,076,989 divided by 11,365,734 shares outstanding)		$12.76

Class E
Net asset value and redemption price per share ($74,488,735 divided by 5,776,251 shares outstanding)		$12.90

Identified cost of investments		$350,664,106

Identified cost of foreign cash		$105,960

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends		$10,351,517	(a)
Interest		332,178	(b)

		10,683,695
Expenses
Management fees	$1,195,152
Service and distribution fees—Class B	264,736
Service and distribution fees—Class E	106,886
Directors’ fees and expenses	22,257
Custodian	688,833
Audit and tax services	20,675
Legal	10,678
Printing	98,984
Insurance	6,958
Miscellaneous	17,150

Total expenses	2,432,309
Management fee waivers	(19,437)	2,412,872

Net Investment Income		8,270,823

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	2,774,801
Foreign currency transactions—net	(161,211)	2,613,590

Unrealized appreciation (depreciation) on:
Investments—net	42,614,797
Foreign currency transactions—net	(20,593)	42,594,204

Net gain		45,207,794

Net Increase in Net Assets From Operations		$53,478,617

(a)	Net of foreign taxes of $1,063,667.
(b)	Includes income on securities loaned of $297,489.

See accompanying notes to financial statements.

MSF-284

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$8,270,823	$5,797,997
Net realized gain	2,613,590	1,227,354
Unrealized appreciation	42,594,204	50,156,469

Increase in net assets from operations	53,478,617	57,181,820

From Distributions to Shareholders
Net investment income
Class A	(3,703,883)	(1,416,519)
Class B	(1,426,756)	(198,859)
Class E	(1,116,278)	(509,994)

Total distributions	(6,246,917)	(2,125,372)

Increase in net assets from capital share transactions	57,766,866	43,096,448

Total increase in net assets	104,998,566	98,152,896

Net Assets
Beginning of the period	357,189,989	259,037,093

End of the period	$462,188,555	$357,189,989

Undistributed Net Investment Income
End of the period	$7,342,355	$5,396,562

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	4,463,238	$52,400,159	5,084,867	$51,552,442
Reinvestments	331,295	3,703,883	139,972	1,416,519
Redemptions	(4,100,027)	(48,753,325)	(5,223,467)	(53,787,230)

Net increase	694,506	$7,350,718	1,372	$(818,269)

Class B
Sales	6,415,006	$74,509,829	4,436,365	$45,124,724
Reinvestments	129,235	1,426,756	19,886	198,859
Redemptions	(1,596,614)	(18,873,166)	(923,799)	(9,445,172)

Net increase	4,947,627	$57,063,419	3,532,452	$35,878,411

Class E
Sales	942,419	$11,121,676	3,735,161	$37,694,618
Reinvestments	100,204	1,116,278	50,545	509,994
Redemptions	(1,601,666)	(18,885,225)	(3,004,659)	(30,168,306)

Net increase (decrease)	(559,043)	$(6,647,271)	781,047	$8,036,306

Increase derived from capital share transactions	5,083,090	$57,766,866	4,314,871	$43,096,448

See accompanying notes to financial statements.

MSF-285

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.64	$9.80	$7.26	$8.75	$11.22

Income From Investment Operations
Net investment income	0.25	0.21	0.14	0.10	0.09
Net realized and unrealized gain (loss) of investments	1.26	1.70	2.54	(1.55)	(2.52)

Total from investment operations	1.51	1.91	2.68	(1.45)	(2.43)

Less Distributions
Distributions from net investment income	(0.20)	(0.07)	(0.14)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.01)

Total distributions	(0.20)	(0.07)	(0.14)	(0.04)	(0.04)

Net Asset Value, End of Period	$12.95	$11.64	$9.80	$7.26	$8.75

Total Return (%)	13.2	19.6	37.6	(16.6)	(21.7)
Ratio of operating expenses to average net assets (%)	0.51	0.59	0.71	0.73	0.70
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.51	—	—	0.79	0.82
Ratio of net investment income to average net assets (%)	2.19	2.01	1.85	1.43	1.00
Portfolio turnover rate (%)	22	38	43	23	9
Net assets, end of period (000)	$242,623	$210,034	$176,835	$112,325	$112,775

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.48	$9.68	$7.18	$8.66	$11.12

Income From Investment Operations
Net investment income	0.19	0.12	0.11	0.06	0.04
Net realized and unrealized gain (loss) of investments	1.27	1.74	2.51	(1.50)	(2.46)

Total from investment operations	1.46	1.86	2.62	(1.44)	(2.42)

Less Distributions
Distributions from net investment income	(0.18)	(0.06)	(0.12)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.01)

Total distributions	(0.18)	(0.06)	(0.12)	(0.04)	(0.04)

Net Asset Value, End of Period	$12.76	$11.48	$9.68	$7.18	$8.66

Total Return (%)	12.9	19.3	37.2	(16.8)	(21.8	)(b)
Ratio of operating expenses to average net assets (%)	0.76	0.84	0.96	0.98	0.95	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.76	—	—	1.04	1.07	(c)
Ratio of net investment income to average net assets (%)	1.86	1.60	1.45	1.11	0.46	(c)
Portfolio turnover rate (%)	22	38	43	23	9
Net assets, end of period (000)	$145,077	$73,707	$27,933	$9,654	$4,099

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-286

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.59	$9.77	$7.25	$8.74	$10.43

Income From Investment Operations
Net investment income	0.26	0.19	0.13	0.06	0.00
Net realized and unrealized gain (loss) of investments	1.23	1.70	2.52	(1.51)	(1.69)

Total from investment operations	1.49	1.89	2.65	(1.45)	(1.69)

Less Distributions
Distributions from net investment income	(0.18)	(0.07)	(0.13)	(0.04)	0.00

Total distributions	(0.18)	(0.07)	(0.13)	(0.04)	0.00

Net Asset Value, End of Period	$12.90	$11.59	$9.77	$7.25	$8.74

Total Return (%)	13.0	19.4	37.3	(16.7)	(16.2	)(b)
Ratio of operating expenses to average net assets (%)	0.66	0.74	0.86	0.88	0.85	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.66	—	—	0.94	0.97	(c)
Ratio of net investment income to average net assets (%)	2.05	1.91	1.42	1.02	0.00	(c)
Portfolio turnover rate (%)	22	38	43	23	9
Net assets, end of period (000)	$74,489	$73,449	$54,269	$9,838	$61

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-287

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—95.6% of Total Net Assets

Security Description	Shares	Value*

Australia—0.5%
Australia & New Zealand Banking Group, Ltd.	35,222	$617,559
Macquarie Airports	343,601	795,718

		1,413,277

Bermuda—0.4%
Everest Re Group, Ltd.	9,600	963,360

Brazil—1.0%
Empresa Brasileira de Aeronautica S.A. (ADR) (a)	72,200	2,823,020

Canada—1.8%
Husky Energy, Inc.	68,900	3,486,513
Manulife Financial Corp.	25,000	1,463,828

		4,950,341

Cayman Islands—3.4%
ACE, Ltd.	34,200	1,827,648
GlobalSantaFe Corp.	56,300	2,710,845
Transocean, Inc. (b)	54,400	3,791,136
XL Capital, Ltd. (Class A)	16,100	1,084,818

		9,414,447

Denmark—0.3%
Novo Nordisk A/S	12,200	687,227

Finland—0.5%
Fortum Oyj	65,900	1,236,210

France—5.9%
Essilor International S.A.	4,650	375,422
JC Decaux S.A.	36,869	860,321
LVMH Moet Hennessy Louis Vuitton S.A.	36,251	3,222,101
Sanofi-Aventis (a)	52,062	4,562,672
Société Générale	21,161	2,603,904
Technip S.A.	52,530	3,187,243
Total S.A. (a)	4,982	1,254,181

		16,065,844

Germany—3.8%
Allianz AG	20,570	3,116,505
Bayerische Motoren Werke AG	36,260	1,591,843
SAP AG	15,740	2,853,577
Siemens AG	34,525	2,959,582

		10,521,507

Hong Kong—1.3%
Hong Kong & China Gas Co., Ltd.	602,000	1,279,995
Hutchison Whampoa, Ltd.	106,000	1,007,681
Television Broadcasts, Ltd.	217,000	1,156,013

		3,443,689

India—0.4%
ICICI Bank, Ltd. (ADR)	37,900	1,091,520

Security Description	Shares	Value*

Ireland—0.4%
Anglo Irish Bank Corp., Plc.	78,041	$1,186,475

Japan—11.4%
Canon, Inc. (a)	15,600	917,751
Chugai Pharmaceutical Co., Ltd. (a)	56,700	1,222,810
Credit Saison Co., Ltd.	36,100	1,798,189
Fanuc, Ltd.	9,400	805,449
Hoya Corp.	49,000	1,772,603
JGC Corp. (a)	36,000	692,436
Kao Corp.	38,000	1,016,073
KDDI Corp.	568	3,271,788
Keyence Corp.	5,100	1,464,885
Murata Manufacturing Co., Ltd.	37,500	2,428,088
Nidec Corp.	12,300	1,058,793
Nintendo Co., Ltd.	8,000	972,886
Resona Holdings, Inc.	424	1,699,619
Shionogi & Co., Ltd.	143,000	2,019,516
Shiseido Co., Ltd.	74,130	1,379,164
Sony Corp.	84,447	3,449,776
Square Enix Co., Ltd.	37,800	1,064,882
Takeda Pharmaceutical Co., Ltd.	18,800	1,015,276
Toyota Motor Corp.	50,500	2,643,315
Yahoo! Japan Corp.	474	721,058

		31,414,357

Mexico—2.0%
Fomento Economico Mexicano S.A. de C.V.	215,500	1,561,190
Grupo Modelo S.A. de C.V.	292,600	1,059,871
Grupo Televisa S.A. (ADR)	34,500	2,777,250

		5,398,311

Netherlands—2.4%
European Aeronautic Defense & Space Co.	78,927	2,980,963
Koninklijke Philips Electronics NV	112,408	3,493,867

		6,474,830

Norway—0.2%
Tandberg ASA	105,500	643,593

Panama—0.9%
Carnival Corp.	45,700	2,443,579

Portugal—0.3%
Energias de Portugal S.A.	264,077	814,123

Singapore—0.4%
Singapore Press Holdings, Ltd.	444,000	1,145,478

South Korea—2.5%
Hyundai Heavy Industries Co., Ltd.	20,410	1,546,723
Samsung Electronics Co., Ltd.	4,645	2,990,189
SK Telecom Co., Ltd. (ADR) (a)	118,900	2,412,481

		6,949,393

*See accompanying notes to financial statements.

MSF-288

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Spain—0.7%
Industria de Diseno Textil S.A.	57,000	$1,859,489

Sweden—4.7%
Hennes & Mauritz AB (Series B) (a)	130,000	4,418,050
Investor AB	59,167	1,035,706
Telefonaktiebolaget LM Ericsson (Class B)	2,173,300	7,474,833

		12,928,589

Switzerland—3.1%
Credit Suisse Group	59,565	3,034,303
Novartis AG	29,690	1,558,069
Roche Holding AG	23,362	3,505,595
Syngenta AG	4,109	510,939

		8,608,906

Taiwan—0.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	903,097	1,709,861

United Kingdom—12.5%
3i Group, Plc.	83,735	1,219,719
BP, Plc. (ADR)	38,300	2,459,626
Burberry Group, Plc.	115,773	853,701
Cadbury Schweppes, Plc.	301,671	2,846,996
Diageo, Plc.	9,100	131,679
GUS, Plc.	52,313	926,703
HSBC Holdings, Plc.	164,836	2,640,711
Pearson, Plc.	128,572	1,519,292
Prudential, Plc.	226,012	2,138,511
Reckitt Benckiser, Plc.	152,858	5,038,674
Royal Bank of Scotland Group, Plc.	136,855	4,128,139
RT Group, Plc. (c) (d)	282,264	0
Smith & Nephew, Plc.	208,228	1,915,104
Tesco, Plc.	148,230	843,955
Vodafone Group, Plc.	3,165,592	6,828,504
WPP Group, Plc.	81,765	883,979

		34,375,293

United States—34.2%
3M Co.	28,200	2,185,500
Adobe Systems, Inc. (b)	47,200	1,744,512
Advanced Micro Devices, Inc. (b)	177,200	5,422,320
Affymetrix, Inc. (a)	28,900	1,379,975
Altera Corp. (b)	66,700	1,235,951
Altria Group, Inc.	9,800	732,256
Amazon.com, Inc. (a) (b)	21,100	994,865
American Express Co.	43,900	2,259,094
Amgen, Inc. (b)	34,500	2,720,670
Amylin Pharmaceuticals, Inc. (a) (b)	11,700	467,064
Avon Products, Inc.	24,300	693,765
Berkshire Hathaway, Inc. (Class B) (b)	540	1,585,170
Biomet, Inc.	27,500	1,005,675
Boston Scientific Corp. (b)	57,200	1,400,828
Burlington Resources, Inc.	32,800	2,827,360
Cadence Design Systems, Inc. (b)	51,100	864,612
Chevron Corp.	31,300	1,776,901
Cisco Systems, Inc. (b)	83,900	1,436,368

Security Description	Shares	Value*

United States—(Continued)
Citigroup, Inc.	15,200	$737,656
Coach, Inc. (b)	44,400	1,480,296
Corning, Inc. (b)	167,900	3,300,914
Cree, Inc. (a) (b)	51,600	1,302,384
eBay, Inc. (b)	86,800	3,754,100
Emerson Electric Co.	23,700	1,770,390
Express Scripts, Inc. (b)	20,900	1,751,420
Genentech, Inc. (b)	16,000	1,480,000
Gilead Sciences, Inc. (b)	40,300	2,120,989
ImClone Systems, Inc. (a) (b)	17,100	585,504
International Business Machines Corp.	25,400	2,087,880
International Game Technology	56,200	1,729,836
International Rectifier Corp. (a) (b)	37,600	1,199,440
Intuit, Inc. (b)	40,300	2,147,990
JPMorgan Chase & Co.	57,700	2,290,113
Juniper Networks, Inc. (b)	31,800	709,140
Lockheed Martin Corp.	20,200	1,285,326
Medtronic, Inc.	11,000	633,270
Microsoft Corp.	143,800	3,760,370
Morgan Stanley	53,000	3,007,220
Nektar Therapeutics (a)	17,900	294,634
Northern Trust Corp.	52,100	2,699,822
Northrop Grumman Corp.	22,300	1,340,453
Novell, Inc. (b)	200,400	1,769,532
Pfizer, Inc.	49,300	1,149,676
QUALCOMM, Inc.	51,900	2,235,852
Quest Diagnostics, Inc.	41,200	2,120,976
Raytheon Co.	43,300	1,738,495
Silicon Laboratories, Inc. (a) (b)	11,700	428,922
Sirius Satellite Radio, Inc. (a)	348,870	2,337,429
Starbucks Corp. (b)	43,000	1,290,430
Sun Microsystems, Inc. (b)	225,900	946,521
The Boeing Co.	24,000	1,685,760
The Gap, Inc.	39,300	693,252
The Procter & Gamble Co.	18,940	1,096,247
The Walt Disney Co.	65,800	1,577,226
Theravance, Inc. (b)	23,500	529,220
Tiffany & Co.	18,000	689,220
Wyeth	27,400	1,262,318

		93,753,109

Total Common Stock (Identified Cost $227,235,982)		262,315,828

Preferred Stock—1.5%

Brazil—0.5%
Tele Norte Leste Participacoes S.A.	80,000	1,434,513

Germany—0.4%
Porsche AG	1,720	1,235,502

Mexico—0.6%
Companhia de Bebidas das Americas (ADR) (a)	42,400	1,613,320

Total Preferred Stock (Identified Cost $3,623,359)		4,283,335

*See accompanying notes to financial statements.

MSF-289

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2005

Short Term Investments—3.1%

Security Description	Face Amount	Value*

United States—3.1%
State Street Corp. Repurchase Agreement dated 12/30/05 at 2.500% to be repurchased at $8,572,381 on 01/03/06, collateralized by $8,890,000 U.S. Treasury Note 3.250% due 01/15/09 with a value of $8,745,475.	$8,570,000	$8,570,000

Total Short Term Investments (Amortized Cost $8,570,000)		8,570,000

Total Investments—100.2% (Identified Cost $239,429,341) (e)		275,169,163
Liabilities in excess of other assets		(668,090)

Total Net Assets—100%		$274,501,073

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $23,872,838 and the collateral received consisted of cash in the amount of $24,892,532.
(b)	Non-Income Producing.
(c)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(d)	Zero Valued Security.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $239,881,630 and the composition of unrealized appreciation and (depreciation) of investment securities was $41,097,476 and ($5,809,943), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2005	Percentage of Total Net Assets
Commercial Banks	6.8%
Wireless Telecommunication Services	4.5%
Energy Equipment & Services	3.5%
Diversified Financial Services	3.0%
Electronic Equipment & Instruments	2.9%
Household Durables	2.9%
Internet & Catalog Retail	2.1%
Capital Markets	1.1%
Food Products	1.0%
Consumer Finance	0.8%

*See accompanying notes to financial statements.

MSF-290

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$275,169,163
Cash		766
Foreign cash at value		43,336
Collateral for securities loaned		24,892,532
Receivable for:
Securities sold		88,490
Fund shares sold		383,964
Accrued interest and dividends		503,607
Foreign taxes		43,237

Total Assets		301,125,095
Liabilities
Payable for:
Fund shares redeemed	$1,029,039
Securities purchased	108,082
Withholding taxes	39,206
Return of collateral for securities loaned	24,892,532
Accrued expenses:
Management fees	134,393
Service and distribution fees	8,021
Other expenses	412,749

Total Liabilities		26,624,022

Net Assets		$274,501,073

Net assets consists of:
Capital paid in		$225,423,884
Undistributed net investment income		7,339,997
Accumulated net realized gains		5,998,711
Unrealized appreciation on investments and foreign currency		35,738,481

Net Assets		$274,501,073

Computation of offering price:
Class A
Net asset value and redemption price per share ($226,036,574 divided by 14,960,398 shares outstanding)		$15.11

Class B
Net asset value and redemption price per share ($27,790,220 divided by 1,845,695 shares outstanding)		$15.06

Class E
Net asset value and redemption price per share ($20,674,279 divided by 1,372,871 shares outstanding)		$15.06

Identified cost of investments		$239,429,341

Identified cost of foreign cash		$43,409

Statement of Operations

Year Ended December 31, 2005

Investment Income
Dividends		$4,039,017	(a)
Interest		166,493	(b)

		4,205,510
Expenses
Management fees	$1,397,667
Service and distribution fees—Class B	29,566
Service and distribution fees—Class E	25,866
Directors’ fees and expenses	22,264
Custodian	291,198
Audit and tax services	20,560
Legal	18,400
Printing	414,830
Insurance	4,265
Miscellaneous	6,547

Total expenses		2,231,163

Net Investment Income		1,974,347

Realized and Unrealized Gain
Realized gain on:
Investments—net	26,349,002
Foreign currency transactions—net	5,378,127

		31,727,129
Unrealized appreciation (depreciation) on:
Investments—net	2,596,468
Foreign currency transactions—net	(8,555)

		2,587,913

Net gain		34,315,042

Net Increase in Net Assets From Operations		$36,289,389

(a)	Net of foreign taxes of $378,714.
(b)	Includes income on securities loaned of $7,916.

See accompanying notes to financial statements.

MSF-291

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$1,974,347	$1,815,918
Net realized gain	31,727,129	18,990,663
Unrealized appreciation	2,587,913	9,393,930

Increase in net assets from operations	36,289,389	30,200,511

From Distributions to Shareholders
Net investment income
Class A	(1,195,708)	(2,956,330)
Class B	(28,384)	0
Class E	(72,970)	(195,665)

Total distributions	(1,297,062)	(3,151,995)

Increase (decrease) in net assets from capital share transactions	25,378,718	(2,767,603)

Total increase in net assets	60,371,045	24,280,913
Net Assets
Beginning of the period	214,130,028	189,849,115

End of the period	$274,501,073	$214,130,028

Undistributed Net Investment Income
End of the period	$7,339,997	$1,135,164

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,951,153	$40,627,131	764,035	$8,928,820
Reinvestments	93,269	1,195,708	254,417	2,956,330
Redemptions	(2,999,866)	(41,159,654)	(1,786,716)	(20,820,380)

Net increase (decrease)	44,556	$663,185	(768,264)	$(8,935,230)

Class B
Sales	1,767,004	$24,687,695	293,148	$3,437,984
Reinvestments	2,219	28,384	0	0
Redemptions	(203,081)	(2,819,690)	(13,595)	(160,011)

Net increase	1,566,142	$21,896,389	279,553	$3,277,973

Class E
Sales	525,760	$7,300,604	521,138	$6,042,318
Reinvestments	5,705	72,970	16,882	195,665
Redemptions	(331,933)	(4,554,430)	(286,980)	(3,348,329)

Net increase	199,532	$2,819,144	251,040	$2,889,654

Increase (decrease) derived from capital share transactions	1,810,230	$25,378,718	(237,671)	$(2,767,603)

See accompanying notes to financial statements.

MSF-292

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.09	$11.43	$8.98	$10.86	$14.62

Income From Investment Operations
Net investment income	0.12	0.11	0.14	0.13	0.35
Net realized and unrealized gain (loss) of investments	1.98	1.74	2.52	(1.84)	(2.55)

Total from investment operations	2.10	1.85	2.66	(1.71)	(2.20)

Less Distributions
Distributions from net investment income	(0.08)	(0.19)	(0.21)	(0.17)	(0.31)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.25)

Total distributions	(0.08)	(0.19)	(0.21)	(0.17)	(1.56)

Net Asset Value, End of Period	$15.11	$13.09	$11.43	$8.98	$10.86

Total Return (%)	16.2	16.4	30.5	(16.0)	(16.1)
Ratio of operating expenses to average net assets (%)	0.93	0.81	0.84	0.81	0.80
Ratio of net investment income to average net assets (%)	0.87	0.95	1.35	1.27	2.90
Portfolio turnover rate (%)	115	79	65	45	36
Net assets, end of period (000)	$226,037	$195,181	$179,334	$143,518	$183,296

	Class B
	Year ended December 31, 2005	April 26, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$13.04	$11.59

Income From Investment Operations
Net investment income	0.05	0.02
Net realized and unrealized gain of investments	2.02	1.43

Total from investment operations	2.07	1.45

Less Distributions
Distributions from net investment income	(0.05)	0.00

Total distributions	(0.05)	0.00

Net Asset Value, End of Period	$15.06	$13.04

Total Return (%)	16.0	12.5	(b)
Ratio of operating expenses to average net assets (%)	1.18	1.06	(c)
Ratio of net investment income to average net assets (%)	0.53	0.54	(c)
Portfolio turnover rate (%)	115	79
Net assets, end of period (000)	$27,790	$3,646

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-293

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.04	$11.40	$8.96	$10.85	$12.21

Income From Investment Operations
Net investment income	0.11	0.11	0.13	0.19	0.00
Net realized and unrealized gain (loss) of investments	1.97	1.71	2.52	(1.91)	(1.36)

Total from investment operations	2.08	1.82	2.65	(1.72)	(1.36)

Less Distributions
Distributions from net investment income	(0.06)	(0.18)	(0.21)	(0.17)	0.00

Total distributions	(0.06)	(0.18)	(0.21)	(0.17)	0.00

Net Asset Value, End of Period	$15.06	$13.04	$11.40	$8.96	$10.85

Total Return (%)	16.1	16.1	30.4	(16.1)	(11.1	)(b)
Ratio of operating expenses to average net assets (%)	1.08	0.96	0.99	0.96	0.95	(c)
Ratio of net investment income to average net assets (%)	0.71	0.81	1.08	1.18	0.95	(c)
Portfolio turnover rate (%)	115	79	65	45	36
Net assets, end of period (000)	$20,674	$15,303	$10,515	$2,870	$47

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-294

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—64.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
General Dynamics Corp.	96,400	$10,994,420
L-3 Communications Holdings, Inc.	139,300	10,356,955
Raytheon Co.	200,900	8,066,135

		29,417,510

Air Freight & Logistics—0.8%
CNF, Inc.	161,700	9,037,413
Ryder System, Inc.	151,800	6,226,836

		15,264,249

Automobiles—0.4%
Harley-Davidson, Inc.	145,400	7,486,646

Beverages—1.1%
PepsiCo, Inc.	227,600	13,446,608
The Pepsi Bottling Group, Inc.	240,900	6,892,149

		20,338,757

Biotechnology—1.0%
Amgen, Inc. (a)	135,800	10,709,188
Invitrogen Corp. (a)	106,800	7,117,152

		17,826,340

Capital Markets—1.9%
Ameriprise Financial, Inc.	51,720	2,120,520
Lehman Brothers Holdings, Inc.	114,900	14,726,733
State Street Corp.	167,200	9,269,568
The Bear Stearns Co., Inc.	79,100	9,138,423

		35,255,244

Chemicals—1.0%
Lyondell Chemical Co. (b)	152,000	3,620,640
The Dow Chemical Co.	171,100	7,497,602
The Lubrizol Corp.	167,800	7,287,554

		18,405,796

Commercial Banks—5.0%
Bank of America Corp.	658,800	30,403,620
BB&T Corp.	232,600	9,748,266
Comerica, Inc.	152,000	8,627,520
KeyCorp.	283,300	9,329,069
U.S. Bancorp.	459,900	13,746,411
Wachovia Corp.	374,700	19,806,642

		91,661,528

Commercial Services & Supplies—0.8%
Cendant Corp.	423,100	7,298,475
Checkfree Corp. (a)	168,300	7,724,970

		15,023,445

Communications Equipment—1.7%
Cisco Systems, Inc. (a)	581,900	9,962,128
Emulex Corp. (a)	291,900	5,776,701
Motorola, Inc.	658,200	14,868,738

		30,607,567

Security Description	Shares	Value*

Computers & Peripherals—1.9%
Hewlett-Packard Co.	431,200	$12,345,256
International Business Machines Corp.	268,300	22,054,260

		34,399,516

Consumer Finance—0.7%
American Express Co.	258,500	13,302,410

Diversified Financial Services—1.6%
CIT Group, Inc.	201,700	10,444,026
Citigroup, Inc.	247,700	12,020,881
Federated Investors, Inc. (Class B)	178,500	6,611,640

		29,076,547

Diversified Telecommunication Services—1.5%
AT&T, Inc.	600,100	14,696,449
Verizon Communications, Inc.	397,907	11,984,959

		26,681,408

Electric Utilities—1.8%
FirstEnergy Corp.	163,500	8,009,865
PG&E Corp.	333,600	12,383,232
PPL Corp.	449,600	13,218,240

		33,611,337

Electronic Equipment & Instruments—0.3%
Technologies Data Corp. (a)	148,200	5,880,576

Energy Equipment & Services—1.0%
Nabors Industries, Ltd. (a)	89,300	6,764,475
Patterson-UTI Energy, Inc.	361,600	11,914,720

		18,679,195

Food & Staples Retailing—0.5%
The Kroger Co. (a)	284,500	5,371,360
Wal-Mart Stores, Inc.	94,300	4,413,240

		9,784,600

Food Products—0.8%
Archer-Daniels-Midland Co.	299,700	7,390,602
General Mills, Inc.	161,300	7,955,316

		15,345,918

Health Care Equipment & Supplies—0.8%
Bausch & Lomb, Inc. (b)	104,900	7,122,710
Becton, Dickinson & Co.	132,500	7,960,600

		15,083,310

Health Care Providers & Services—2.0%
Aetna, Inc.	119,200	11,241,752
Coventry Health Care, Inc. (a)	192,011	10,936,947
HCA, Inc.	152,000	7,676,000
McKesson Corp.	138,700	7,155,533

		37,010,232

*See accompanying notes to financial statements.

MSF-295

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—0.6%
McDonald’s Corp.	302,000	$10,183,440

Household Durables—2.0%
Fortune Brands, Inc.	116,400	9,081,528
Newell Rubbermaid, Inc. (b)	239,200	5,688,176
Pulte Homes, Inc.	183,500	7,222,560
The Black & Decker Corp.	70,100	6,095,896
The Stanley Works (b)	184,800	8,877,792

		36,965,952

Household Products—0.9%
The Procter & Gamble Co.	281,900	16,316,372

Industrial Conglomerates—3.6%
Anacomp, Inc. (Class B) (a)	1	10
General Electric Co.	1,457,730	51,093,437
Textron, Inc.	75,700	5,827,386
Tyco International, Ltd.	281,800	8,132,748

		65,053,581

Insurance—3.3%
American International Group, Inc.	220,400	15,037,892
Genworth Financial, Inc. (Class A)	211,400	7,310,212
Prudential Financial, Inc.	116,000	8,490,040
The Allstate Corp.	117,200	6,337,004
The Chubb Corp.	92,100	8,993,565
The Hartford Financial Services Group, Inc.	87,000	7,472,430
W.R. Berkley Corp.	147,850	7,040,617

		60,681,760

Internet & Catalog Retail—0.4%
eBay, Inc. (a)	146,000	6,314,500

IT Services—0.4%
Computer Sciences Corp. (a)	132,400	6,704,736

Machinery—0.9%
Ingersoll-Rand Co., Ltd. (Class A)	176,900	7,141,453
PACCAR, Inc.	121,400	8,404,522

		15,545,975

Media—2.3%
Comcast Corp. (Special Class A) (a)	283,900	7,293,391
The McGraw-Hill Cos., Inc.	217,200	11,214,036
The Walt Disney Co.	545,000	13,063,650
Time Warner, Inc.	579,314	10,103,236

		41,674,313

Metals & Mining—0.4%
Nucor Corp.	110,200	7,352,544

Multi-Utilities—0.4%
Sempra Energy	156,600	7,021,944

Security Description	Shares	Value*

Multiline Retail—1.4%
Federated Department Stores, Inc.	127,100	$8,430,543
J.C. Penney Co., Inc.	152,400	8,473,440
Nordstrom, Inc.	230,200	8,609,480

		25,513,463

Oil, Gas & Consumable Fuels—4.9%
Burlington Resources, Inc.	123,300	10,628,460
ConocoPhillips	336,500	19,577,570
Devon Energy Corp.	180,700	11,300,978
Exxon Mobil Corp.	518,900	29,146,613
Kerr-McGee Corp.	121,100	11,003,146
Valero Energy Corp.	133,000	6,862,800

		88,519,567

Paper & Forest Products—0.5%
Louisiana-Pacific Corp.	332,100	9,122,787

Pharmaceuticals—4.5%
Hospira, Inc. (a)	121,100	5,180,658
Johnson & Johnson	260,100	15,632,010
Merck & Co., Inc.	482,400	15,345,144
Pfizer, Inc.	1,174,825	27,396,919
Wyeth	401,400	18,492,498

		82,047,229

Real Estate—0.4%
Simon Property Group, Inc. (REIT)	87,500	6,705,125

Road & Rail—0.6%
Burlington Northern Santa Fe Corp.	163,000	11,543,660

Semiconductors & Semiconductor Equipment—2.0%
Freescale Semiconductor, Inc. (Class A) (a) (b)	124,750	3,142,452
Freescale Semiconductor, Inc. (Class B) (a)	124,750	3,139,958
Intel Corp.	1,191,800	29,747,328

		36,029,738

Software—2.5%
Adobe Systems, Inc. (a)	281,900	10,419,024
Microsoft Corp.	1,320,600	34,533,690

		44,952,714

Specialty Retail—1.4%
AutoNation, Inc. (a)	298,700	6,490,751
Barnes & Noble, Inc.	131,320	5,603,424
The Home Depot, Inc.	336,300	13,613,424

		25,707,599

Textiles, Apparel & Luxury Goods—0.3%
NIKE, Inc. (Class B)	68,500	5,945,115

Thrifts & Mortgage Finance—0.7%
Countrywide Financial Corp.	164,000	5,607,160
Washington Mutual, Inc.	160,600	6,986,100

		12,593,260

*See accompanying notes to financial statements.

MSF-296

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Tobacco—1.0%
Altria Group, Inc.	249,300	$18,627,696

Wireless Telecommunication Services—0.5%
Sprint Nextel Corp.	385,261	8,999,697

Total Common Stock (Identified Cost $1,082,527,953)		1,170,264,898

Fixed Income—37.9%
Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
L-3 Communications Corp. (144A) 6.375%, 10/15/15	$75,000	74,813
Lockheed Martin Corp. 8.500%, 12/01/29	580,000	790,521

		865,334

Asset Backed—3.8%
Ares VIII CLO, Ltd. (144A) 7.040%, 02/26/16 (c)	1,150,000	1,167,365
BMW Vehicle Owner Trust 4.040%, 02/25/09 (c)	5,450,000	5,400,494
Capital Auto Receivables Asset 4.050%, 07/15/09 (c)	4,950,000	4,895,530
Capital Transition Funding, LLC 5.010%, 01/15/10	3,466,872	3,465,037
Citibank Credit Card Issuance Trust 2.550%, 01/20/09	5,341,000	5,216,410
Countrywide Asset-Backed Certificates 5.529%, 12/25/31	651,171	652,243
CWABS, Inc. 1.000%, 12/25/35 (c)	6,425,000	6,423,843
DaimlerChrysler Auto Owner Trust 3.490%, 12/08/08	6,900,000	6,809,035
Ford Credit Auto Owner Trust 4.170%, 01/15/09 (c)	4,975,000	4,935,729
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10	338,732	338,732
Knollwood CDO, Ltd. (144A) 7.315%, 02/08/39 (c)	775,300	763,190
MBNA Credit Card Master Note Trust 3.300%, 07/15/10	4,475,000	4,341,951
6.550%, 12/15/08	3,325,000	3,355,334
Nissan Auto Receivables 2.700%, 12/17/07	4,247,000	4,203,384
RBS Capital Trust I 4.709%, 12/29/49 (c)	230,000	218,601
Residential Asset Securities Corp. 4.240%, 10/25/28 (c)	5,354,852	5,355,059
4.469%, 01/25/36 (c)	4,800,000	4,800,000
Structured Asset Investment Loan Trust 6.329%, 04/25/33 (c)	1,425,000	1,435,898

Fixed Income—(Continued)
Security Description	Face Amount	Value*

Asset Backed—(Continued)
Structured Asset Securities Corp. 5.479%, 06/25/32 (c)	$587,807	$594,194
Washington Mutual Assets Securities Corp. 4.240%, 05/25/36	4,742,635	4,659,853

		69,031,882

Auto Components—0.0%
Briggs & Stratton Corp. 8.875%, 03/15/11	100,000	112,036
Navistar International Corp. 6.250%, 03/01/12	50,000	44,750

		156,786

Automobiles—0.0%
DaimlerChrysler North America Holding Corp. 8.500%, 01/18/31 (b)	395,000	477,957

Capital Markets—0.4%
JPMorgan Chase & Co. 5.350%, 03/01/07	4,285,000	4,301,797
Morgan Stanley Group, Inc. 5.050%, 01/21/11	3,000,000	3,000,888
6.750%, 04/15/11 (b)	550,000	592,090

		7,894,775

Commercial Banks—1.0%
Bank of America Corp. 4.500%, 08/01/10 (b)	2,740,000	2,692,579
Bank of New York 3.800%, 02/01/08	775,000	758,852
First National Bank of Boston 7.375%, 09/15/06	800,000	813,409
HBOS, Plc. 3.750%, 09/30/08	1,780,000	1,732,643
HSBC Bank USA, N.A. 3.870%, 06/07/07	3,850,000	3,793,848
U.S. Bank N.A. 2.850%, 11/15/06 (b)	1,400,000	1,376,897
4.400%, 08/15/08	1,625,000	1,608,651
Wachovia Bank, National Association 4.375%, 08/15/08	1,160,000	1,146,861
Wells Fargo & Co. 4.000%, 08/15/08 (b)	920,000	902,816
4.200%, 01/15/10	855,000	832,369
4.625%, 08/09/10 (b)	1,710,000	1,688,702

		17,347,627

Commercial Mortgage-Backed Securities—5.9%
Bank of America Commercial Mortgage, Inc. 4.881%, 11/10/42 (c)	3,630,000	3,617,473
5.118%, 07/11/43	5,365,000	5,374,992
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	3,542,185	3,489,314
4.674%, 06/11/41	930,000	895,419
5.920%, 10/15/36	2,029,473	2,075,671

*See accompanying notes to financial statements.

MSF-297

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Chase Commercial Mortgage Security Corp. 7.319%, 10/15/32	$1,575,000	$1,707,602
Credit Suisse First Boston Mortgage Trust 4.940%, 12/15/35	4,405,000	4,351,774
7.325%, 04/15/62	3,493,106	3,629,734
Discover Card Master Trust 4.399%, 04/16/10	6,550,000	6,554,136
GE Business Loan Trust (144A) 5.669%, 04/15/31 (c)	916,284	938,715
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,385,110
6.269%, 12/10/35	3,440,000	3,643,827
GGP Mall Properties Trust (144A) 5.558%, 11/15/11	2,598,610	2,611,670
GMAC Commercial Mortgage Services, Inc. 7.455%, 08/16/33	3,450,000	3,739,592
Harborview Mortgage Loan Trust 4.680%, 11/19/35 (c)	4,070,471	4,073,809
Healthcare Finance Group, Inc. (144A) 5.411%, 06/05/07 (c)	1,175,000	1,175,000
5.611%, 06/05/07 (c)	550,000	548,647
IMPAC CMB Trust 6.760%, 01/25/33 (c)	233,504	233,834
Indymac MBS, Inc. 5.159%, 09/25/35 (c)	5,580,751	5,648,721
JPMorgan Chase Commercial Mortgage Trust 4.738%, 07/15/42	3,475,000	3,362,308
JPMorgan Commercial Mortgage Finance Corp. 6.658%, 10/15/35 (c)	175,000	182,238
7.239%, 09/15/29	6,869,000	7,240,855
JPMorgan Commercial Mortgage Trust 7.351%, 09/15/29	3,945,000	4,266,999
LB-UBS Commercial Mortgage Trust 3.636%, 08/15/08	2,521,065	2,456,715
4.023%, 09/15/26	2,650,000	2,593,573
4.071%, 09/15/26	2,598,866	2,530,999
5.642%, 12/15/25 (c)	4,010,583	4,065,631
5.934%, 12/15/25	1,600,000	1,648,122
7.950%, 05/15/25 (c)	3,660,000	4,025,930
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	3,527,187	3,641,228
Long Beach Mortgage Loan Trust 5.479%, 03/25/34 (c)	1,375,000	1,386,869
Morgan Stanley Capital I, Inc. 6.630%, 07/15/30	1,025,000	1,062,771
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,920,000	4,175,502
Salomon Brothers Mortgage Securities VII, Inc. (144A) 6.134%, 02/18/34	587,235	590,973
Washington Mutual, Inc. 3.423%, 04/25/33 (c)	4,076,399	3,975,317
3.695%, 05/25/33 (c)	2,700,000	2,604,996

		107,506,066

Commercial Services & Supplies—0.0%
United Rentals, Inc. 6.500%, 02/15/12	75,000	73,031

Security Description	Face Amount	Value*

Communications Equipment—0.1%
TCI Communications, Inc. 7.875%, 02/15/26	$1,725,000	$1,991,041

Construction & Engineering—0.0%
United Technologies Corp. 8.875%, 11/15/19	250,000	334,056

Containers & Packaging—0.0%
Ball Corp. 6.875%, 12/15/12	530,000	547,225
Crown Americas, LLC 7.750%, 11/15/15	125,000	129,375

		676,600

Diversified Consumer Services—0.0%
Service Corp. International 7.700%, 04/15/09	195,000	204,750

Diversified Financial Services—2.0%
BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14 (b)	25,000	27,813
Citigroup, Inc. 3.500%, 02/01/08	9,835,000	9,574,953
4.125%, 02/22/10 (b)	3,150,000	3,060,241
5.500%, 08/09/06	3,710,000	3,726,331
Devon Financing Corp. 7.875%, 09/30/31 (b)	530,000	673,470
General Electric Capital Corp. 3.450%, 07/16/07	6,125,000	6,007,768
4.125%, 09/01/09	350,000	340,716
5.000%, 11/15/11	8,535,000	8,543,398
Household Finance Corp. 6.400%, 06/17/08	1,985,000	2,047,807
Sprint Capital Corp. 6.875%, 11/15/28	310,000	338,734
8.750%, 03/15/32	270,000	358,312
Verizon Global Funding Corp. 7.750%, 12/01/30	805,000	956,869
Wind Acquisition Finance, Inc. 10.750%, 12/01/15	295,000	304,587

		35,960,999

Diversified Telecommunication Services—0.1%
AT&T Broadband Corp. 8.375%, 03/15/13	650,000	752,360
Cincinnati Bell, Inc. 7.250%, 07/15/13 (b)	50,000	52,000
GTE Corp. 6.940%, 04/15/28	100,000	107,020
Qwest Corp. (144A) 7.741%, 06/15/13 (c)	285,000	307,444
SBC Communications, Inc. 6.450%, 06/15/34 (b)	160,000	166,492

		1,385,316

*See accompanying notes to financial statements.

MSF-298

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Electric Utilities—0.2%
AES Ironwood, LLC 8.857%, 11/30/25	$130,871	$144,613
Centerpoint Energy, Inc. 7.250%, 09/01/10	345,000	370,096
Dominion Resources, Inc. 7.195%, 09/15/14	625,000	694,354
8.125%, 06/15/10	1,200,000	1,333,773
Elwood Energy, LLC 8.159%, 07/05/26	260,109	279,904
First Energy Corp. 7.375%, 11/15/31	105,000	123,897
Florida Power & Light Co. 5.625%, 04/01/34	300,000	302,476
NorthWestern Corp. 5.875%, 11/01/14	120,000	120,226
Peco Energy Co. 4.750%, 10/01/12	650,000	638,348
Reliant Energy, Inc. 6.750%, 12/15/14 (b)	280,000	244,300

		4,251,987

Federal Agencies—16.3%
Federal Home Loan Bank 3.935%, 06/01/34 (c)	9,030,356	8,785,813
4.500%, 05/01/18	5,529,903	5,395,544
4.500%, 05/01/19	2,025,301	1,973,823
4.500%, 12/01/19	883,241	860,791
4.500%, 03/01/20	940,875	915,571
4.500%, 04/01/20	338,291	329,193
4.500%, 05/01/20	221,170	215,222
5.000%, 10/01/20	3,823,670	3,785,926
5.000%, 11/01/20	3,676,000	3,639,713
5.000%, 12/01/20	6,999,996	6,930,897
5.500%, 07/01/33	4,297,546	4,269,559
5.500%, 10/01/35	997,975	989,035
Federal Home Loan Mortgage Corp. 3.150%, 06/04/08	7,200,000	6,939,079
4.500%, 08/01/20	3,129,273	3,049,734
4.769%, 02/15/35 (c)	3,788,014	3,759,095
5.000%, 12/15/17	3,840,000	3,791,928
5.000%, 04/01/20	740,433	733,124
5.000%, 05/01/20	1,038,028	1,027,781
5.000%, 07/01/20	2,576,659	2,551,224
5.000%, 09/01/20 (c)	22,479,296	22,257,396
5.000%, 09/01/35	890,110	861,737
5.000%, TBA	15,500,000	15,001,086
5.500%, 10/15/33	3,266,235	3,294,027
5.500%, 03/15/34	5,705,917	5,748,872
5.500%, 05/15/34	4,942,155	4,978,510
5.500%, TBA	1,100,000	1,089,688
Federal National Mortgage Association 2.750%, 07/23/07	6,375,000	6,185,159
3.000%, 03/02/07	2,745,000	2,690,270

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
4.000%, 10/16/06 (b)	$5,050,000	$5,021,366
4.000%, 01/26/09	10,000,000	9,789,780
4.500%, 10/01/18	1,456,697	1,420,742
4.500%, 03/01/20	2,488,258	2,426,839
4.500%, 07/01/35	148,740	140,079
4.500%, 09/01/35	1,438,724	1,354,948
4.500%, 10/01/35	992,513	934,719
4.500%, TBA	30,700,000	29,693,453
5.000%, 06/01/18	1,858,368	1,841,157
5.000%, 06/01/23	2,086,797	2,042,409
5.000%, 11/01/33	11,691,179	11,368,750
5.000%, 07/01/35	4,477,022	4,338,047
5.000%, 11/01/35	3,293,049	3,190,827
5.000%, 12/01/35	400,000	387,474
5.000%, TBA	13,700,000	13,550,149
5.500%, 03/01/19	41,844	42,122
5.500%, 01/01/24	1,222,889	1,223,131
5.500%, 05/25/27	1,975,047	1,988,333
5.500%, 04/25/30	3,630,881	3,658,588
5.500%, 04/01/33	2,737,012	2,716,940
5.500%, 11/01/33	3,564,170	3,538,032
5.500%, 02/01/34	7,713,712	7,657,144
5.500%, 04/01/34	756,755	751,205
5.500%, 05/25/34	3,500,262	3,518,664
5.500%, 11/01/34	7,282,861	7,218,521
5.500%, 02/01/35	11,719,000	11,636,484
5.500%, TBA	18,700,000	18,811,041
6.000%, 02/01/34	3,708,700	3,747,421
6.500%, 01/01/14	691,015	710,891
6.500%, 08/01/16	3,767	3,876
6.500%, 09/01/16	542,956	558,559
6.500%, 02/01/17	109,137	112,273
6.952%, 12/01/29 (c)	1,341,560	1,382,360
7.000%, 12/01/07	95,676	96,805
7.250%, 09/01/07	17,903	18,067
8.500%, 02/01/09	93,747	96,945
9.000%, 04/01/16	3,612	3,814
Government National Mortgage Association 5.000%, 10/20/33	7,820,381	7,697,092
5.500%, 04/15/33	647,832	652,923
6.000%, 02/15/09	145,299	147,839
6.000%, 09/20/33	1,362,441	1,393,641
6.000%, 10/20/33	2,172,374	2,229,593
6.000%, 11/20/33	3,025,346	3,094,628
6.000%, 02/20/34	2,210,263	2,258,684
6.500%, 07/15/14	52,109	53,837
7.500%, 12/15/14	918,032	968,003
7.500%, 03/15/32	443,423	466,451

		298,004,443

Food & Staples Retailing—0.0%
Delhaize America, Inc. 9.000%, 04/15/31	315,000	370,320

*See accompanying notes to financial statements.

MSF-299

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Food Products—0.0%
Smithfield Foods, Inc. 7.000%, 08/01/11 (b)	$500,000	$510,000

Foreign Government—0.6%
Federal Republic of Germany 4.000%, 01/04/37 (EUR)	3,525,000	4,511,589
4.750%, 07/04/34 (EUR)	875,000	1,248,220
State of Israel 5.500%, 12/04/23 (USD)	3,175,000	3,421,612
United Mexican States 8.000%, 12/19/13 (MXN)	13,300,000	1,233,679
8.300%, 08/15/31 (USD) (b)	650,000	835,250
9.000%, 12/22/11 (MXN)	1,360,000	133,380
9.500%, 12/18/14 (MXN)	3,485,000	352,836

		11,736,566

Gas Utilities—0.0%
Targa Resources, Inc. (144A) 8.500%, 11/01/13	20,000	20,500

Health Care Providers & Services—0.1%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	375,000	397,500
Omnicare, Inc. 6.875%, 12/15/15 (b)	155,000	157,325
Wellpoint, Inc. 5.950%, 12/15/34 (b)	675,000	695,837

		1,250,662

Hotels, Restaurants & Leisure—0.1%
Mashantucket Western Pequot (144A) 5.912%, 09/01/21	100,000	99,917
Mohegan Tribal Gaming Authority 6.125%, 02/15/13 (b)	125,000	122,812
Park Place Entertainment Corp. 7.875%, 03/15/10 (b)	950,000	1,021,250
Wynn Las Vegas, LLC 6.625%, 12/01/14	70,000	68,075

		1,312,054

Household Durables—0.1%
Beazer Homes USA, Inc. 8.375%, 04/15/12	175,000	182,000
D.R. Horton, Inc. 8.500%, 04/15/12 (b)	675,000	721,175
Hovinanian Enterprises, Inc. 6.250%, 01/15/15	240,000	225,866
6.250%, 01/15/16	255,000	236,596
Lennar Corp. 5.600%, 05/31/15	140,000	135,173
Pulte Homes, Inc. 6.000%, 02/15/35	155,000	137,575

		1,638,385

Security Description	Face Amount	Value*

Independent Power Producers & Energy Traders—0.1%
Mirant North America, LLC (144A) 7.375%, 12/31/13 (b)	$185,000	$187,081
TXU Corp. 4.800%, 11/15/09 (b) (c)	2,075,000	1,995,885

		2,182,966

Industrial Conglomerates—0.1%
Tyco International Group, Ltd. 6.000%, 11/15/13	910,000	929,552
6.375%, 10/15/11	550,000	571,227
7.000%, 06/15/28	545,000	599,542

		2,100,321

Insurance—0.2%
Berkshire Hathaway Financial Corp. 3.375%, 10/15/08	2,850,000	2,746,058

Leisure Equipment & Products—0.0%
K2, Inc. 7.375%, 07/01/14 (b)	280,000	278,600
Movie Gallery, Inc. 11.000%, 05/01/12 (b)	160,000	124,800

		403,400

Media—0.4%
AOL Time Warner, Inc. 6.875%, 05/01/12	1,875,000	1,995,900
7.625%, 04/15/31	375,000	417,618
Comcast Corp. 6.500%, 11/15/35	850,000	866,198
7.050%, 03/15/33 (b)	745,000	804,291
DIRECTV Holdings, LLC 6.375%, 06/15/15	165,000	161,288
EchoStar DBS Corp. 5.750%, 10/01/08	1,000,000	980,000
News America Holdings, Inc. 6.200%, 12/15/34 (b)	1,515,000	1,504,849
News Corp. 6.400%, 12/15/35	500,000	503,969
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	350,000	404,710
Time Warner, Inc. 6.950%, 01/15/28 (b)	365,000	378,160

		8,016,983

Multiline Retail—0.0%
Federated Department Stores, Inc. 6.790%, 07/15/27	160,000	168,196
The May Department Stores Co. 6.650%, 07/15/24	145,000	152,453
6.700%, 07/15/34 (b)	105,000	111,835
7.875%, 03/01/30	125,000	149,073

		581,557

*See accompanying notes to financial statements.

MSF-300

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Office Electronics—0.1%
Sungard Data Systems, Inc. (144A) 9.125%, 08/15/13	$60,000	$62,100
Xerox Corp. 6.875%, 08/15/11 (b)	975,000	1,009,125

		1,071,225

Oil, Gas & Consumable Fuels—0.2%
Amerada Hess Corp. 7.125%, 03/15/33 (b)	400,000	454,046
Chesapeake Energy Corp. 6.250%, 01/15/18 (b)	290,000	284,200
7.500%, 06/15/14	125,000	132,500
Chesapeake Energy Corp. (144A) 6.875%, 11/15/20	95,000	96,188
Colorado Interstate Gas Co. 6.800%, 11/15/15	90,000	91,960
Dynegy Holdings, Inc. (144A) 10.125%, 07/15/13	375,000	423,750
Enterprise Products Partners, L.P. 5.600%, 10/15/14	650,000	649,492
KCS Energy, Inc. 7.125%, 04/01/12	75,000	74,813
Massey Energy Co. (144A) 6.875%, 12/15/13 (c)	810,000	817,087
Newfield Exploration Co. 6.625%, 09/01/14 (b)	770,000	783,475
Northwest Pipeline Corp. 8.125%, 03/01/10	320,000	339,200
Tenaska Alabama Partners, L.P. (144A) 7.000%, 06/30/21	99,664	100,266
Transcontinental Gas Pipe Line 8.875%, 07/15/12	100,000	114,500

		4,361,477

Pharmaceuticals—0.1%
Wyeth 6.000%, 02/15/36 (b)	725,000	746,595

Real Estate—0.3%
American Real Estate Partners 8.125%, 06/01/12	145,000	150,438
American Real Estate Partners (144A) 7.125%, 02/15/13	80,000	80,000
EOP Operating, L.P. 6.584%, 04/13/15 (c)	920,000	999,520
6.800%, 01/15/09	3,000,000	3,136,794
Rouse Co. (REIT) 5.375%, 11/26/13	1,635,000	1,551,973

		5,918,725

Road & Rail—0.0%
Hertz Corp. (144A) 8.875%, 01/01/14 (b)	305,000	310,719

Security Description	Face Amount	Value*

Semiconductors & Semiconductor Equipment—0.0%
Magnachip Semiconductor S.A. 7.741%, 12/15/11 (c)	$145,000	$147,175

U.S. Treasury—5.0%
United States Treasury Bonds 5.375%, 02/15/31 (b)	1,660,000	1,864,646
6.250%, 08/15/23	9,895,000	11,816,025
8.500%, 02/15/20 (b)	2,745,000	3,850,719
8.750%, 08/15/20 (b)	950,000	1,366,664
8.875%, 02/15/19 (b)	5,760,000	8,190,899
United States Treasury Bonds Strips 6.875%, 08/15/25 (b)	7,300,000	2,951,105
United States Treasury Notes 0.875%, 04/15/10 (b)	10,592,452	10,069,862
4.000%, 09/30/07 (b)	27,900,000	27,706,011
4.125%, 08/15/08	3,640,000	3,619,951
4.250%, 11/30/07 (b)	6,240,000	6,221,717
4.375%, 11/15/08 (b)	2,140,000	2,140,334
4.500%, 11/15/15 (b)	10,510,000	10,596,214

		90,394,147

Yankee—0.6%
BSkyB Finance PLC. 6.500%, 10/15/35 (b) (c)	345,000	343,784
Deutsche Bank AG 3.843%, 03/15/07 (c)	1,475,000	1,463,937
Deutsche Telekom International Finance 8.250%, 06/15/30 (c)	1,150,000	1,462,649
EnCana Corp. 6.500%, 08/15/34	260,000	290,512
Ispat Inland ULC 9.750%, 04/01/14 (b)	155,000	175,538
Landeskreditbank Baden 4.250%, 09/15/10	2,575,000	2,528,985
Norske Skof Canada, Ltd. 8.625%, 06/15/11	125,000	119,375
Rogers Wireless Communications, Inc. 6.375%, 03/01/14	550,000	551,375
7.500%, 03/15/15 (b)	340,000	367,200
Teck Cominco, Ltd. 6.125%, 10/01/35	425,000	420,304
Vodafone Airtouch, Plc. 7.750%, 02/15/10 (b)	1,540,000	1,686,710
Vodafone Group, Plc. 5.000%, 09/15/15 (b)	325,000	316,553

		9,726,922

Total Fixed Income (Identified Cost $695,800,623)		691,709,407

*See accompanying notes to financial statements.

MSF-301

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2005

Warrants—0.0%

Security Description	Shares	Value*

Commercial Services & Supplies—0.0%
Anacomp, Inc. (Class B) (a)	316	$16

Total Warrants (Identified Cost $0)		16

Short Term Investments—3.0%

Discount Notes—0.5%
Federal National Mortgage Association 3.020%, 06/01/06	$9,925,000	9,861,222

U.S. Treasury—2.5%
United States Treasury Bills 3.300%, 01/12/06	45,800,000	45,753,818

Total Short Term Investments (Amortized Cost $55,648,743)		55,615,040

Total Investments—105.0% (Identified Cost $1,833,977,319) (d)		1,917,589,361
Liabilities in excess of other assets		(91,051,546)

Total Net Assets—100%		$1,826,537,815

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $102,908,106 and the collateral received consisted of cash in the amount of $104,967,308.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2005.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $1,783,562,847 and the composition of unrealized appreciation and depreciation of investment securities was $170,259,063 and $(36,232,549), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, the market value of 144A securities was $14,355,385, which is 0.8% of total net assets.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(MXN)—	Mexican Peso

*See accompanying notes to financial statements.

MSF-302

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2005

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2005	Unrealized Appreciation/ (Depreciation)
Euro (sold)	1/20/2006	5,012,730	$6,091,946	$5,942,814	$149,132
Mexican Peso (sold)	1/27/2006	11,312,301	1,027,812	1,060,629	(32,817)
Mexican Peso (sold)	1/27/2006	3,486,000	320,776	326,844	(6,068)

Net Unrealized Appreciation					$110,247

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Unrealized Appreciation/ (Depreciation)
Eurodollar Futures	9/17/2006	45	$10,707,745	$10,717,313	$9,568
Eurodollar Futures	9/17/2006	45	10,708,741	10,715,625	6,884
Eurodollar Futures	9/17/2006	45	10,708,703	10,717,313	8,610
Interest Rate Swap 10 Year Futures	3/17/2006	265	28,312,106	28,661,406	349,300
S&P 500 Index Futures	3/16/2006	15	4,771,817	4,705,500	(66,317)
U.S. Treasury Bonds Futures	3/22/2006	328	36,766,496	37,453,500	687,004
U.S. Treasury Notes 2 Year Futures	3/31/2006	118	24,190,483	24,212,125	21,642

Futures Contracts Short
Federal Republic of Germany 5 Year Futures	3/8/2006	(157)	(20,994,996)	(20,992,158)	2,838
U.S. Treasury Notes 5 Year Futures	3/22/2006	(419)	(44,437,475)	(44,558,031)	(120,556)
U.S. Treasury Notes 10 Year Futures	3/22/2006	(206)	(22,274,848)	(22,537,688)	(262,840)

Net Unrealized Appreciation					$636,133

TBA Sales Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp. 4.500%, (15 Year TBA)	$(4,200,000)	$(4,085,810)
5.000%, (15 Year TBA)	(7,700,000)	(7,620,598)
Federal National Mortgage Association 5.000%, (30 Year TBA)	(14,400,000)	(13,950,000)
5.500%, (30 Year TBA)	(25,100,000)	(24,849,000)
6.000%, (30 Year TBA)	(3,700,000)	(3,733,530)
6.500%, (30 Year TBA)	(1,000,000)	(1,025,625)

Total TBA Sales Commitments (Proceeds Cost $(54,907,588))		$(55,264,563)

See accompanying notes to financial statements.

MSF-303

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$1,917,589,361
Cash		63,676
Foreign cash at value		6,174,706
Collateral for securities loaned		104,967,308
Unrealized appreciation on forward currency contracts—net		110,247
Receivable for:
Securities sold		115,051,643
Fund shares sold		1,144,757
Accrued interest and dividends		7,388,898
Foreign taxes		1,628

Total Assets		2,151,462,224
Liabilities
TBA sales commitments at value	$55,264,563
Payable for:
Fund shares redeemed	1,884,305
Securities purchased	162,656,861
Futures variation margin	123,318
Return of collateral for securities loaned	104,967,308
Interest	105,261
Accrued expenses:
Management fees	690,174
Service and distribution fees	18,882
Other expenses	243,737

Total Liabilities		324,924,409

Net Assets		$1,826,537,815

Net assets consists of:
Capital paid in		$1,834,212,844
Undistributed net investment income		43,481,340
Accumulated net realized losses		(134,890,316)
Unrealized appreciation on investments, futures contracts and foreign currency		83,733,947

Net Assets		$1,826,537,815

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,705,344,342 divided by 104,398,271 shares outstanding)		$16.33

Class B
Net asset value and redemption price per share ($40,749,004 divided by 2,507,429 shares outstanding)		$16.25

Class E
Net asset value and redemption price per share ($80,444,469 divided by 4,935,404 shares outstanding)		$16.30

Identified cost of investments		$1,833,977,319

Identified cost of foreign cash		$6,419,863

Proceeds of TBA sales commitments		$(54,907,538)

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends		$21,852,677
Interest		29,170,345	(a)

		51,023,022
Expenses
Management fees	$8,285,784
Service and distribution fees—Class B	78,412
Service and distribution fees—Class E	122,095
Directors’ fees and expenses	22,264
Custodian	494,038
Audit and tax services	20,917
Legal	45,859
Printing	488,590
Insurance	39,124
Miscellaneous	29,184

Total expenses	9,626,267
Expense reductions	(206,917)	9,419,350

Net Investment Income		41,603,672

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	123,501,565
Futures contracts—net	(258,348)
Foreign currency transactions—net	322,550
Options—net	248,119	123,813,886

Unrealized appreciation (depreciation) on:
Investments—net	(110,413,633)
Futures contracts—net	770,964
Foreign currency transactions—net	102,121	(109,540,548)

Net gain		14,273,338

Net Increase in Net Assets From Operations		$55,877,010

(a)	Includes income on securities loaned of $177,828.

See accompanying notes to financial statements.

MSF-304

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$41,603,672	$38,648,990
Net realized gain	123,813,886	147,238,768
Unrealized depreciation	(109,540,548)	(28,574,115)

Increase in net assets from operations	55,877,010	157,313,643

From Distributions to Shareholders
Net investment income
Class A	(28,678,892)	(35,761,675)
Class B	(391,826)	0
Class E	(1,177,698)	(1,368,237)

Total distributions	(30,248,416)	(37,129,912)

Decrease in net assets from capital share transactions	(179,922,534)	(114,027,761)

Total increase (decrease) in net assets	(154,293,940)	6,155,970

Net Assets
Beginning of the period	1,980,831,755	1,974,675,785

End of the period	$1,826,537,815	$1,980,831,755

Undistributed Net Investment Income
End of the period	$43,481,340	$30,147,177

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	4,850,377	$77,586,285	2,056,939	$31,322,434
Reinvestments	1,861,057	28,678,892	2,369,892	35,761,675
Redemptions	(18,741,641)	(299,844,456)	(15,018,684)	(228,103,744)

Net decrease	(12,030,207)	$(193,579,279)	(10,591,853)	$(161,019,635)

Class B
Sales	1,543,192	$24,544,623	1,331,985	$20,049,295
Reinvestments	25,526	391,826	0	0
Redemptions	(335,054)	(5,357,103)	(58,221)	(873,431)

Net increase	1,233,664	$19,579,346	1,273,764	$19,175,864

Class E
Sales	481,004	$7,687,529	2,847,828	$43,310,350
Reinvestments	76,524	1,177,698	90,792	1,368,237
Redemptions	(925,763)	(14,787,828)	(1,117,488)	(16,862,577)

Net increase (decrease)	(368,235)	$(5,922,601)	1,821,132	$27,816,010

Decrease derived from capital share transactions	(11,164,778)	$(179,922,534)	(7,496,957)	$(114,027,761)

See accompanying notes to financial statements.

MSF-305

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.11	$15.13	$13.07	$15.51	$18.38

Income From Investment Operations
Net investment income	0.39	0.32	0.30	0.42	0.49
Net realized and unrealized gain (loss) of investments	0.09	0.95	2.30	(2.53)	(1.62)

Total from investment operations	0.48	1.27	2.60	(2.11)	(1.13)

Less Distributions
Distributions from net investment income	(0.26)	(0.29)	(0.54)	(0.33)	(0.78)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.96)

Total distributions	(0.26)	(0.29)	(0.54)	(0.33)	(1.74)

Net Asset Value, End of Period	$16.33	$16.11	$15.13	$13.07	$15.51

Total Return (%)	3.1	8.5	20.6	(13.9)	(6.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.50	0.51	0.49	0.49
Ratio of operating expenses to average net assets after expense reductions (%)(d)	0.49	0.49	0.50	0.48	0.47
Ratio of net investment income to average net assets (%)	2.22	1.99	2.00	2.68	2.73
Portfolio turnover rate (%)	443	232	211	112	131
Net assets, end of period (000)	$1,705,344	$1,875,196	$1,922,067	$1,688,913	$2,345,064

	Class B
	Year ended December 31, 2005	April 26, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$16.03	$14.97

Income from Investment Operations
Net investment income	0.25	0.11
Net realized and unrealized gain of investments	0.19	0.95

Total from investment operations	0.44	1.06

Less Distributions
Distributions from net investment income	(0.22)	0.00

Total distributions	(0.22)	0.00

Net Asset Value, End of Period	$16.25	$16.03

Total Return (%)	2.8	7.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.75	(c)
Ratio of operating expenses to average net assets after expense reductions (%)(d)	0.74	0.74	(c)
Ratio of net investment income to average net assets (%)	2.01	2.27	(c)
Portfolio turnover rate (%)	443	232
Net assets, end of period (000)	$40,749	$20,413

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-306

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.07	$15.11	$13.06	$15.51	$16.18

Income From Investment Operations
Net investment income	0.33	0.29	0.41	0.40	0.01
Net realized and unrealized gain (loss) of investments	0.13	0.94	2.17	(2.52)	(0.68)

Total from investment operations	0.46	1.23	2.58	(2.12)	(0.67)

Less Distributions
Distributions from net investment income	(0.23)	(0.27)	(0.53)	(0.33)	0.00

Total distributions	(0.23)	(0.27)	(0.53)	(0.33)	0.00

Net Asset Value, End of Period	$16.30	$16.07	$15.11	$13.06	$15.51

Total Return (%)	3.0	8.3	20.4	(13.9)	(4.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.65	0.66	0.64	0.64	(c)
Ratio of operating expenses to average net assets after expense reductions (%)(d)	0.64	0.64	0.65	0.63	0.62	(c)
Ratio of net investment income to average net assets (%)	2.07	1.88	1.80	2.53	2.58	(c)
Portfolio turnover rate (%)	443	232	211	112	131
Net assets, end of period (000)	$80,444	$85,223	$52,609	$11,490	$22

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-307

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—59.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
Lockheed Martin Corp.	62,399	$3,970,448
Northrop Grumman Corp.	36,296	2,181,753
United Technologies Corp.	37,370	2,089,357

		8,241,558

Air Freight & Logistics—0.1%
CNF, Inc.	4,230	236,415

Auto Components—0.2%
Johnson Controls, Inc.	10,640	775,762

Beverages—0.9%
Diageo, Plc. (GBP)	110,013	1,591,918
Molson Coors Brewing Co.	9,240	618,988
PepsiCo, Inc.	21,835	1,290,012
The Coca-Cola Co.	29,310	1,181,486

		4,682,404

Biotechnology—0.1%
MedImmune, Inc. (a)	11,060	387,321

Building Products—1.3%
Masco Corp.	219,660	6,631,535

Capital Markets—2.6%
Ameriprise Financial, Inc.	7,908	324,228
Capital One Financial Corp.	12,820	1,107,648
Franklin Resources, Inc.	15,470	1,454,335
Lehman Brothers Holdings, Inc.	17,270	2,213,496
Merrill Lynch & Co., Inc.	53,780	3,642,519
Morgan Stanley	24,590	1,395,237
The Goldman Sachs Group, Inc.	24,330	3,107,184

		13,244,647

Chemicals—1.9%
Air Liquide S.A. (EUR)	500	96,225
Air Products & Chemicals, Inc.	28,094	1,662,884
E. I. du Pont de Nemours & Co.	61,381	2,608,692
Nalco Holding Co. (a)	66,560	1,178,778
PPG Industries, Inc.	30,390	1,759,581
Praxair, Inc.	6,220	329,411
Syngenta AG (CHF)	9,150	1,137,769
The Dow Chemical Co.	19,838	869,301

		9,642,641

Commercial Banks—6.6%
Bank of America Corp.	281,578	12,994,825
Mellon Financial Corp.	183,840	6,296,520
PNC Financial Services Group, Inc.	127,640	7,891,981
SunTrust Banks, Inc.	48,490	3,528,133
UBS AG (CHF)	9,669	919,964
Wells Fargo & Co.	30,200	1,897,466

		33,528,889

Security Description	Shares	Value*

Commercial Services & Supplies—0.3%
Cendant Corp.	72,390	$1,248,728

Communications Equipment—1.7%
Cisco Systems, Inc. (a)	102,480	1,754,458
Nokia Corp. (ADR)	123,900	2,267,370
Nortel Networks Corp. (a)	1,450,550	4,438,683

		8,460,511

Computers & Peripherals—0.7%
International Business Machines Corp.	12,300	1,011,060
Sun Microsystems, Inc. (a)	608,570	2,549,908

		3,560,968

Consumer Finance—0.4%
American Express Co.	32,430	1,668,848
MBNA Corp.	18,964	514,872

		2,183,720

Containers & Packaging—0.9%
Owens-Illinois, Inc. (a)	211,550	4,451,012
Smurfit-Stone Container Corp. (a)	19,085	270,435

		4,721,447

Diversified Financial Services—2.7%
Citigroup, Inc.	135,088	6,555,820
JPMorgan Chase & Co.	185,372	7,357,415

		13,913,235

Diversified Telecommunication Services—1.5%
AT&T, Inc.	56,680	1,388,093
Verizon Communications, Inc.	209,707	6,316,375

		7,704,468

Electric Utilities—2.0%
Allegheny Energy, Inc. (a)	4,400	139,260
Dominion Resources, Inc.	43,310	3,343,532
Entergy Corp.	15,860	1,088,789
Exelon Corp.	28,430	1,510,770
FirstEnergy Corp.	14,400	705,456
FPL Group, Inc.	31,840	1,323,271
PPL Corp.	48,980	1,440,012
Public Service Enterprise Group, Inc.	6,770	439,847

		9,990,937

Electrical Equipment—0.3%
Cooper Industries, Ltd. (Class A)	10,770	786,210
Emerson Electric Co.	1,320	98,604
Hubbell, Inc. (Class B)	9,850	444,432

		1,329,246

Electronic Equipment & Instruments—0.1%
Samsung Electronics Co., Ltd. (London Traded Shares) (144A)(GDR)	100	32,953

*See accompanying notes to financial statements.

MSF-308

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Samsung Electronics Co., Ltd. (U.S. Traded Shares) (144A) (GDR)	1,790	$589,805

		622,758

Energy Equipment & Services—2.0%
BJ Services Co.	36,900	1,353,123
Cooper Cameron Corp. (a)	32,260	1,335,564
GlobalSantaFe Corp.	77,475	3,730,421
Noble Corp.	51,660	3,644,097

		10,063,205

Food & Staples Retailing—0.6%
Wal-Mart Stores, Inc.	67,100	3,140,280

Food Products—0.9%
Archer-Daniels-Midland Co.	26,251	647,350
H.J. Heinz Co.	19,806	667,858
Kellogg Co.	31,890	1,378,286
Nestle S.A. (CHF)	3,613	1,078,110
Sara Lee Corp.	32,770	619,353

		4,390,957

Gas Utilities—0.1%
AGL Resources, Inc.	20,170	702,118

Health Care Equipment & Supplies—0.0%
Baxter International, Inc.	4,873	183,469

Health Care Providers & Services—0.5%
CIGNA Corp.	3,610	403,237
Tenet Healthcare Corp. (a)	297,490	2,278,773

		2,682,010

Hotels, Restaurants & Leisure—0.3%
International Game Technology	20,620	634,684
McDonald’s Corp.	29,480	994,065

		1,628,749

Household Products—0.3%
Colgate-Palmolive Co.	18,660	1,023,501
Kimberly-Clark Corp.	11,682	696,831

		1,720,332

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (a)	6,180	291,202
TXU Corp.	9,980	500,896

		792,098

Industrial Conglomerates—1.9%
3M Co.	16,250	1,259,375
General Electric Co.	85,345	2,991,342
Tyco International, Ltd.	189,589	5,471,539

		9,722,256

Security Description	Shares	Value*

Insurance—3.2%
ACE, Ltd.	16,130	$861,987
AFLAC, Inc.	2,100	97,482
Conseco, Inc. (a)	112,520	2,607,088
Genworth Financial, Inc. (Class A)	48,740	1,685,429
Lincoln National Corp.	19,390	1,028,252
The Allstate Corp.	101,776	5,503,028
The Chubb Corp.	8,720	851,508
The Hartford Financial Services Group, Inc.	34,677	2,978,408
XL Capital, Ltd. (Class A)	7,700	518,826

		16,132,008

IT Services—0.5%
Accenture, Ltd. (Class A) (a)	81,660	2,357,524

Leisure Equipment & Products—0.3%
Hasbro, Inc.	18,480	372,926
Mattel, Inc.	86,490	1,368,272

		1,741,198

Machinery—0.7%
Deere & Co.	27,740	1,889,372
Illinois Tool Works, Inc.	20,560	1,809,074

		3,698,446

Media—2.7%
Knight-Ridder, Inc.	22,850	1,446,405
New York Times Co. (Class A)	24,920	659,134
Reed Elsevier, Plc. (GBP)	72,742	681,897
The Walt Disney Co.	185,899	4,455,999
Tribune Co.	14,480	438,165
Viacom, Inc. (Class B)	194,302	6,334,245

		14,015,845

Metals & Mining—0.2%
BHP Billiton, Plc. (GBP)	47,040	767,148

Multi-Utilities—0.1%
Sempra Energy	9,520	426,877

Multiline Retail—0.4%
Family Dollar Stores, Inc.	87,360	2,165,654

Oil, Gas & Consumable Fuels—4.8%
Amerada Hess Corp.	15,850	2,010,097
Apache Corp.	7,100	486,492
BP, Plc. (ADR)	19,061	1,224,097
Chevron Corp.	30,874	1,752,717
ConocoPhillips	62,070	3,611,233
Devon Energy Corp.	79,760	4,988,190
EnCana Corp.	12,790	577,596
EOG Resources, Inc.	17,670	1,296,448
Exxon Mobil Corp.	79,498	4,465,403
Total S.A. (ADR)	32,930	4,162,352

		24,574,625

*See accompanying notes to financial statements.

MSF-309

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2005

Common Stock—(Continued)

Security Description	Shares	Value*

Paper & Forest Products—0.7%
Bowater, Inc.	70,310	$2,159,923
International Paper Co.	29,230	982,421
MeadWestvaco Corp.	21,670	607,410

		3,749,754

Personal Products—0.2%
The Estee Lauder Cos., Inc. (Class A) (a)	33,730	1,129,280

Pharmaceuticals—4.3%
Abbott Laboratories	48,314	1,905,021
Eli Lilly & Co.	13,590	769,058
Johnson & Johnson	87,098	5,234,590
Merck & Co., Inc.	185,998	5,916,597
Novartis AG (CHF)	1,716	90,052
Wyeth	171,990	7,923,579

		21,838,897

Road & Rail—0.5%
Burlington Northern Santa Fe Corp.	17,785	1,259,534
Norfolk Southern Corp.	24,920	1,117,163

		2,376,697

Semiconductors & Semiconductor Equipment—0.5%
Analog Devices, Inc.	34,560	1,239,667
Intel Corp.	37,930	946,733
Xilinx, Inc.	21,030	530,166

		2,716,566

Software—2.4%
Compuware Corp. (a)	273,610	2,454,282
Microsoft Corp.	19,003	496,928
Oracle Corp. (a)	296,560	3,620,998
Symantec Corp. (a)	328,680	5,751,900

		12,324,108

Specialty Retail—1.8%
Circuit City Stores, Inc.	55,080	1,244,257
Lowe’s Cos., Inc.	7,930	528,614
OfficeMax, Inc.	67,440	1,710,278
The Gap, Inc.	265,170	4,677,599
The Sherwin-Williams Co.	6,870	312,035
TJX Cos., Inc.	38,690	898,769

		9,371,552

Thrifts & Mortgage Finance—0.5%
Countrywide Financial Corp.	22,610	773,036
Federal Home Loan Mortgage Corp.	7,710	503,848
Federal National Mortgage Association	29,158	1,423,202

		2,700,086

Tobacco—1.2%
Altria Group, Inc.	80,460	6,011,971

Security Description	Shares	Value*

Trading Companies & Distributors—0.1%
Finning International, Inc. (CAD)	20	$637
Finning International, Inc. (Restricted Shares) (CAD)	1,070	34,084
W.W. Grainger, Inc.	7,670	545,337

		580,058

Wireless Telecommunication Services— 2.0%
Sprint Nextel Corp.	348,810	8,148,202
Vodafone Group, Plc. (ADR)	103,452	2,221,114

		10,369,316

Total Common Stock (Identified Cost $279,215,227)		305,180,274

Fixed Income—38.6%
Security Description	Face Amount	Value*

Aerospace & Defense—0.3%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$531,000	$520,352
Northrop Grumman Corp. 7.750%, 02/15/31	510,000	652,011
Raytheon Co. 6.150%, 11/01/08	225,000	233,510

		1,405,873

Asset Backed—0.8%
AESOP Funding, LLC (144A) 2.860%, 08/20/09	220,000	209,739
AmeriCredit Automobile Receivables Co. 2.180%, 07/07/08	129,815	129,035
Capital One Auto Finance Trust 4.790%, 01/15/09	164,677	164,405
Capital One Master Trust 5.450%, 03/16/09	300,000	300,917
Connecticut RRB Special Purpose Trust 6.210%, 12/30/11 (b)	300,000	314,704
Continental Airlines Pass Through 6.648%, 09/15/17	453,324	442,988
Countrywide Asset-Backed Certificates 4.575%, 07/25/35	20,000	19,731
4.823%, 08/25/35	185,000	183,134
Falcon Franchise Loan, LLC (144A) 7.382%, 05/05/10	103,250	107,270
Residential Asset Mortgage Products, Inc. 3.800%, 07/25/30	56,365	56,142
4.109%, 01/25/29	226,211	221,641
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35	340,000	339,651
Small Business Administration Participation Certificates 4.350%, 07/01/23 (b)	39,684	38,270
4.950%, 03/01/25	585,319	582,928
4.990%, 09/01/24 (b)	318,560	317,780
5.180%, 05/01/24 (b)	166,261	167,513
5.520%, 06/01/24 (b)	524,950	537,298

		4,133,146

*See accompanying notes to financial statements.

MSF-310

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Automobiles—0.0%
Ford Motor Co. 7.450%, 07/16/31	$243,000	$165,240

Beverages—0.2%
Coca-Cola Co. 5.125%, 09/17/13	200,000	201,040
Miller Brewing Co. (144A) 5.500%, 08/15/13	630,000	642,163

		843,203

Capital Markets—0.6%
Ameriprise Financial, Inc. 5.350%, 11/15/10	305,000	307,090
Credit Suisse First Boston USA, Inc. 4.125%, 01/15/10	340,000	328,807
4.875%, 08/15/10	306,000	303,653
JPMorgan Chase & Co. 5.125%, 09/15/14	498,000	492,976
Merrill Lynch & Co., Inc. 5.450%, 07/15/14	489,000	496,989
Morgan Stanley 4.750%, 04/01/14	32,000	30,690
Morgan Stanley Group, Inc. 6.750%, 04/15/11	316,000	340,183
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	608,000	625,436

		2,925,824

Chemicals—0.1%
The Dow Chemical Co. 5.750%, 12/15/08	108,000	110,791
6.000%, 10/01/12	335,000	352,077

		462,868

Commercial Banks—0.8%
Bank of America Corp. 5.375%, 06/15/14	390,000	396,438
7.400%, 01/15/11	983,000	1,082,798
Bank One Corp. 8.000%, 04/29/27	100,000	126,274
Popular North America, Inc. 4.250%, 04/01/08	472,000	462,942
U.S. Bancorp 7.500%, 06/01/26	400,000	491,935
Wachovia Corp. 5.250%, 08/01/14	789,000	790,046
Wells Fargo Bank, National Association 6.450%, 02/01/11	750,000	799,300

		4,149,733

Commercial Mortgage-Backed Securities—2.0%
Banc of America Commercial Mortgage, Inc. 5.182%, 09/10/47	176,340	176,650
Greenwich Capital Commercial Funding Corp. 5.224%, 04/10/37	364,964	366,581
Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	671,626	694,422
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.225%, 07/15/44	270,000	271,525

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Criimi Mae Commercial Mortgage Trust (144A) 7.000%, 06/02/33	$181,807	$184,306
CS First Boston Mortgage Securities Corp. 6.550%, 01/17/35	250,000	256,003
Deutsche Mortgage & Asset Receiving Corp. 6.538%, 06/15/31	149,153	152,787
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	36,534
Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	326,945	318,365
4.915%, 01/05/36 (b)	500,000	493,677
5.317%, 06/10/36 (b)	141,434	142,762
JPMorgan Chase Commercial Mortgage Securities Corp. 4.780%, 07/15/42	330,000	319,507
4.948%, 09/12/37	400,000	391,899
5.038%, 03/15/46	480,060	474,670
5.213%, 05/15/41 (b)	92,933	93,589
Lehman Brothers Commercial Conduit Mortgage Trust 6.480%, 02/18/30	238,236	243,560
Morgan Stanley Capital I, Inc. 5.150%, 06/13/41	250,000	249,344
5.168%, 01/14/42	199,571	199,534
Morgan Stanley Capital I, Inc. (144A) 0.567%, 11/15/30 (b)	5,566,398	99,043
Mortgage Capital Funding, Inc. 6.337%, 11/18/31	189,953	194,406
Multi-Family Capital Access One, Inc. 6.650%, 01/15/24	44,930	46,378
Residential Asset Mortgage Products, Inc. 4.971%, 09/25/34	204,000	199,589
Small Business Administration Participation Certificates 4.770%, 04/01/24	102,378	100,926
5.090%, 10/01/25	249,000	249,148
5.110%, 08/01/25 (b)	762,000	763,616
5.390%, 12/01/25	269,000	273,429
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	392,957	384,354
Structured Asset Securities Corp. 4.670%, 03/25/35	794,929	787,134
The Bear Stearns Commercial Mortgage Securities, Inc. 4.680%, 08/13/39	150,000	145,959
5.116%, 02/11/41	286,663	285,595
TIAA Retail Commercial Mortgage Trust (144A) 7.170%, 01/15/32	165,915	169,151
Wachovia Bank Commercial Mortgage Trust 4.847%, 10/15/41	470,000	458,873
5.083%, 03/15/42 (b)	488,241	484,466
5.155%, 12/15/44	246,000	250,180
5.190%, 10/15/44	347,000	348,052

		10,306,014

Commercial Services & Supplies—0.2%
Cendant Corp. 6.875%, 08/15/06	458,000	462,701
USA Waste Services, Inc. 7.000%, 07/15/28	196,000	220,824
Waste Management, Inc. 7.375%, 08/01/10	287,000	312,340

		995,865

*See accompanying notes to financial statements.

MSF-311

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Construction & Engineering—0.1%
CRH America, Inc. 6.950%, 03/15/12	$309,000	$336,201

Consumer Finance—0.1%
Dean Witter Discover & Co. 6.750%, 01/01/16	260,000	280,981

Diversified Financial Services—1.4%
Boeing Capital Corp. 6.500%, 02/15/12	676,000	729,690
Cadbury Schweppes U.S. Finance (144A) 5.125%, 10/01/13	600,000	596,638
Citigroup, Inc. 5.000%, 09/15/14	1,192,000	1,173,351
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (b)	318,000	351,852
Devon Financing Corp. 6.875%, 09/30/11	311,000	340,183
Duke Capital, LLC 8.000%, 10/01/19	375,000	447,580
Ford Motor Credit Co. 4.950%, 01/15/08	170,000	152,319
5.700%, 01/15/10	484,000	411,430
Foster’s Finance Corp. (144A) 5.875%, 06/15/35	352,000	342,809
General Electric Capital Corp. 5.450%, 01/15/13	250,000	256,085
6.750%, 03/15/32	424,000	497,713
General Motors Acceptance Corp. 5.850%, 01/14/09	353,000	315,803
7.250%, 03/02/11	212,000	194,857
HSBC Finance Corp. 5.250%, 01/14/11	370,000	370,189
MidAmerican Funding, LLC 6.927%, 03/01/29	100,000	111,891
RBS Capital Trust II 6.425%, 12/29/49 (b)	300,000	314,835
Sprint Capital Corp. 6.875%, 11/15/28	329,000	359,495
TCI Communications Financing III 9.650%, 03/31/27	308,000	333,289

		7,300,009

Diversified Telecommunication Services—0.4%
BellSouth Corp. 6.550%, 06/15/34	360,000	383,458
SBC Communications, Inc. 5.100%, 09/15/14	575,000	561,707
6.150%, 09/15/34	170,000	170,759
Verizon New York, Inc. 6.875%, 04/01/12	702,000	731,786

		1,847,710

Electric Utilities—0.4%
Exelon Generation Co., LLC 6.950%, 06/15/11	518,000	558,527
FirstEnergy Corp. (Series B) 6.450%, 11/15/11	538,000	570,278

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
Niagara Mohawk Power Corp. 7.750%, 05/15/06	$68,000	$68,727
Oncor Electric Delivery Co. 7.000%, 09/01/22	434,000	482,381
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	105,404
PSE&G Power, LLC 6.950%, 06/01/12	155,000	167,976
8.625%, 04/15/31	200,000	263,173
Virginia Electric & Power Co. 5.375%, 02/01/07	45,000	45,168

		2,261,634

Energy Equipment & Services—0.4%
Halliburton Co. 5.500%, 10/15/10	402,000	410,587
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	327,000	348,283
7.125%, 03/15/12	150,000	163,997
7.750%, 03/15/32	53,000	63,253
MidAmerican Energy Holdings Co. 3.500%, 05/15/08	150,000	144,727
5.875%, 10/01/12	500,000	516,181
System Energy Resources, Inc. (144A) 5.129%, 01/15/14	171,689	165,634
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	51,237

		1,863,899

Federal Agencies—17.3%
A.I.D. Egypt 4.450%, 09/15/15	403,000	394,896
Federal Home Loan Bank 3.250%, 07/21/06	740,000	734,531
3.750%, 09/28/06	2,355,000	2,339,068
3.900%, 02/25/08	285,000	280,255
4.500%, 01/01/19	230,638	224,946
4.500%, 02/01/20	312,921	304,968
5.000%, 06/01/18	61,806	61,278
5.000%, 12/01/18	148,487	147,219
5.000%, 02/01/19	236,737	234,505
5.000%, 04/01/34	152,784	148,214
5.000%, 08/01/35	408,007	395,002
5.000%, 09/01/35	285,838	276,727
5.000%, 10/01/35	629,544	609,477
5.500%, 01/01/19	182,926	184,063
5.500%, 04/01/19	19,648	19,772
5.500%, 06/01/19	20,753	20,882
5.500%, 07/01/19	34,157	34,369
5.500%, 12/01/19	106,780	107,444
5.500%, 08/01/25	253,972	253,681
5.500%, 09/01/25	305,314	304,964
5.500%, 12/01/33	213,979	212,539
5.500%, 01/01/34	151,095	150,079
5.500%, 04/01/34	96,986	96,191

*See accompanying notes to financial statements.

MSF-312

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.500%, 11/01/34	$117,881	$116,914
6.000%, 04/01/16	62,839	64,147
6.000%, 04/01/17	87,728	89,549
6.000%, 05/01/17	31,919	32,583
6.000%, 06/01/17	51,514	52,583
6.000%, 07/01/17	51,589	52,660
6.000%, 10/01/17	65,580	66,942
6.000%, 08/01/19	230,404	235,122
6.000%, 09/01/19	103,796	105,921
6.000%, 11/01/19	54,033	55,157
6.000%, 02/01/23	173,124	176,254
6.000%, 04/01/34	91,682	92,606
6.000%, 07/01/34	426,971	431,275
6.000%, 08/01/34	1,939,055	1,958,602
6.000%, 09/01/34	100,950	101,967
6.500%, 05/01/34	73,791	75,627
6.500%, 06/01/34	90,537	92,791
6.500%, 08/01/34	355,621	364,473
6.500%, 10/01/34	406,959	417,796
Federal Home Loan Mortgage Corp. 3.750%, 11/15/06	419,000	415,516
4.125%, 11/18/09	245,000	239,842
4.125%, 07/12/10	787,000	767,445
4.500%, 08/01/19	86,932	84,722
4.500%, 04/01/35	434,931	409,468
4.875%, 11/15/13	3,637,000	3,654,203
5.000%, 12/01/17	45,660	45,282
5.000%, 09/01/33	557,381	541,558
5.000%, 11/01/33	258,050	250,725
5.000%, 05/01/35	192,282	186,153
5.000%, 08/01/35	233,802	226,350
5.000%, 10/01/35	417,800	404,483
5.500%, 08/01/19	89,234	89,789
5.500%, 02/01/20	43,261	43,523
5.500%, 06/01/25	526,488	525,720
5.500%, 07/01/25	193,380	193,098
5.500%, 05/01/33	159,338	158,265
5.500%, 05/01/35	53,381	52,902
5.500%, 07/01/35	477,189	472,914
5.500%, 09/01/35	153,926	152,547
6.000%, 07/01/35	231,015	233,350
6.000%, 08/01/35	303,181	306,245
6.500%, 11/01/34	555,512	569,340
Federal National Mortgage Association 3.000%, 03/02/07	585,000	573,336
3.250%, 07/31/06	350,000	347,185
4.010%, 08/01/13	41,921	39,479
4.500%, 04/01/18	116,357	113,485
4.500%, 06/01/18	228,633	222,990
4.500%, 07/01/18	1,204,842	1,175,103
4.500%, 06/01/19	1,751,367	1,706,826
4.500%, 04/01/20	384,581	374,800
4.500%, 05/01/20	155,121	150,949
4.500%, 07/01/20	127,237	124,001
4.500%, 02/01/35	168,027	158,605
4.500%, 03/01/35	441,830	416,103

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
4.500%, 09/01/35	$196,326	$184,894
4.518%, 05/01/14 (b)	364,760	353,699
4.625%, 10/15/14	538,000	531,660
4.630%, 04/01/14	103,465	100,692
4.845%, 06/01/13	96,429	95,208
4.846%, 08/01/14 (b)	243,195	240,621
4.880%, 03/01/20	280,300	278,164
4.925%, 04/01/15 (b)	671,407	667,298
4.940%, 08/01/15	50,000	49,689
5.000%, 11/01/17	51,140	50,675
5.000%, 02/01/18	214,582	212,628
5.000%, 11/01/18	96,626	95,731
5.000%, 12/01/18	221,830	219,775
5.000%, 06/01/19	2,112,121	2,090,630
5.000%, 07/01/19	754,173	746,500
5.000%, 09/01/19	195,744	193,752
5.000%, 11/01/19	326,006	322,689
5.000%, 12/01/19	95,908	94,932
5.000%, 01/01/20	114,257	113,040
5.000%, 05/01/20	181,219	179,291
5.000%, 07/01/20	125,284	123,951
5.000%, 11/01/33	559,631	544,197
5.000%, 03/01/34	135,751	131,800
5.000%, 04/01/34	552,746	536,657
5.000%, 05/01/34	158,998	154,370
5.000%, 06/01/34	126,236	122,562
5.000%, 08/01/34	169,098	164,176
5.000%, 09/01/34	714,473	693,677
5.000%, 12/01/34	78,459	76,175
5.000%, 06/01/35	134,792	130,650
5.000%, 07/01/35	414,555	401,727
5.000%, 08/01/35	298,450	289,186
5.250%, 04/15/07	1,866,000	1,876,918
5.500%, 11/01/17	153,560	154,621
5.500%, 12/01/17	321,299	323,519
5.500%, 01/01/18	107,016	107,756
5.500%, 02/01/18	86,597	87,171
5.500%, 12/01/18	399,990	402,646
5.500%, 06/01/19	969,425	975,775
5.500%, 07/01/19	354,481	356,801
5.500%, 08/01/19	57,070	57,444
5.500%, 09/01/19	421,102	423,859
5.500%, 11/01/19	113,232	113,973
5.500%, 05/01/25	279,555	278,973
5.500%, 06/01/25	187,490	187,099
5.500%, 02/01/33	172,592	171,326
5.500%, 04/01/33	335,505	333,044
5.500%, 05/01/33	71,488	70,963
5.500%, 06/01/33	754,224	748,693
5.500%, 07/01/33	458,610	455,247
5.500%, 11/01/33	756,926	751,375
5.500%, 12/01/33	64,291	63,819
5.500%, 01/01/34	563,644	559,511
5.500%, 02/01/34	361,295	358,645
5.500%, 03/01/34	76,694	76,076

*See accompanying notes to financial statements.

MSF-313

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.500%, 04/01/34	$152,495	$151,148
5.500%, 05/01/34	935,924	927,655
5.500%, 06/01/34	4,027,315	3,991,736
5.500%, 07/01/34	2,303,676	2,283,326
5.500%, 08/01/34	454,135	450,123
5.500%, 09/01/34	1,859,419	1,842,991
5.500%, 10/01/34	1,496,015	1,482,799
5.500%, 11/01/34	3,886,487	3,852,151
5.500%, 12/01/34	1,636,780	1,622,320
5.500%, 01/01/35	743,683	737,113
5.500%, 02/01/35	184,062	182,298
5.500%, 04/01/35	386,800	383,094
5.500%, 05/01/35	148,008	146,589
5.500%, 07/01/35	42,432	42,026
5.500%, 08/01/35	305,501	302,573
5.500%, 09/01/35	809,365	801,643
5.500%, 10/01/35	255,137	252,720
6.000%, 05/15/08	728,000	748,382
6.000%, 05/15/11	426,000	450,553
6.000%, 04/01/16	137,650	140,701
6.000%, 12/01/16	40,650	41,554
6.000%, 02/01/17	96,722	98,871
6.000%, 03/01/17	394,684	403,454
6.000%, 08/01/17	130,645	133,547
6.000%, 09/01/17	590,344	603,455
6.000%, 03/01/18	107,401	109,787
6.000%, 11/01/18	661,911	676,619
6.000%, 01/01/23	136,084	138,475
6.000%, 11/01/25	240,021	243,797
6.000%, 04/01/34	890,589	899,009
6.000%, 05/01/34	95,277	96,178
6.000%, 06/01/34	850,984	859,030
6.000%, 07/01/34	755,003	762,141
6.000%, 08/01/34	2,186,730	2,207,406
6.000%, 11/01/34	148,798	150,204
6.000%, 12/01/34	63,863	64,466
6.000%, 04/01/35	95,590	96,496
6.000%, 12/01/35	338,744	341,955
6.500%, 05/01/08	640,421	654,900
6.500%, 11/01/28	156,766	161,487
6.500%, 07/01/31	20,849	21,431
6.500%, 09/01/31	162,325	166,858
6.500%, 07/01/32	400,955	412,714
6.500%, 08/01/32	192,041	197,366
6.500%, 01/01/33	13,148	13,513
6.500%, 03/01/34	61,767	63,368
6.500%, 04/01/34	1,001,413	1,027,483
6.500%, 06/01/34	84,570	86,761
6.500%, 07/01/34	109,713	112,556
6.625%, 09/15/09	804,000	854,926
6.625%, 11/15/10	3,400,000	3,674,241
7.500%, 11/01/31	33,639	35,241
7.500%, 02/01/32	27,679	28,997
Financing Corp. (FICO) 9.650%, 11/02/18	120,000	172,643
Government National Mortgage Association 4.500%, 07/20/33	52,027	49,606

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
4.500%, 09/15/33	$198,565	$190,567
4.500%, 09/20/33	94,954	90,536
4.500%, 12/20/34	90,824	86,583
5.000%, 06/15/34	240,309	237,438
5.000%, 06/15/35	124,449	122,894
5.500%, 11/15/32	188,106	189,608
5.500%, 08/15/33	850,868	857,556
5.500%, 09/15/34	1,449,068	1,459,024
5.500%, 10/15/35	45,701	46,015
6.000%, 12/15/28	294,377	301,911
6.000%, 12/15/31	327,081	335,237
6.000%, 03/15/32	14,790	15,162
6.000%, 01/15/33	233,916	239,783
6.000%, 02/15/33	14,451	14,814
6.000%, 04/15/33	245,365	251,519
6.000%, 08/15/33	12,403	12,714
6.000%, 07/15/34	541,983	555,039
6.500%, 08/15/28	40,995	42,926
6.500%, 10/15/28	148,738	155,741
6.500%, 12/15/28	78,340	82,031
6.500%, 05/15/32	33,540	35,047
6.500%, 08/15/34	16,322	17,039
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	98,000	106,506

		88,568,457

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc. 5.250%, 09/01/35	482,000	467,866

Food Products—0.1%
General Mills, Inc. 6.000%, 02/15/12	23,000	24,071
Kraft Foods, Inc. 6.250%, 06/01/12	349,000	368,175

		392,246

Foreign Government—0.2%
State of Israel 4.625%, 06/15/13	95,000	91,854
United Mexican States 6.375%, 01/16/13	201,000	213,562
6.625%, 03/03/15	402,000	440,190

		745,606

Health Care Providers & Services—0.1%
HCA, Inc. 6.950%, 05/01/12	314,000	325,694
8.750%, 09/01/10	81,000	89,586

		415,280

Independent Power Producers & Energy Traders—0.0%
TXU Energy Co. 7.000%, 03/15/13	136,000	144,930

*See accompanying notes to financial statements.

MSF-314

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Insurance—0.5%
ACE INA Holdings, Inc. 5.875%, 06/15/14	$450,000	$465,497
American International Group, Inc. 4.250%, 05/15/13	847,000	805,606
Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	100,000	113,218
Fund American Cos., Inc. 5.875%, 05/15/13	105,000	105,952
Genworth Financial, Inc. 5.750%, 06/15/14	235,000	245,273
The Allstate Corp. 5.550%, 05/09/35	370,000	362,586
The St. Paul Travelers Cos., Inc. 5.500%, 12/01/15	252,000	253,814
5.750%, 03/15/07	85,000	85,447
Travelers Property Casualty Corp. 6.375%, 03/15/33	56,000	59,633

		2,497,026

Machinery—0.1%
Kennametal, Inc. 7.200%, 06/15/12	357,000	387,546

Media—0.5%
Cox Communications, Inc. 4.625%, 06/01/13	475,000	442,502
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	211,085
News America Holdings, Inc. 6.200%, 12/15/34	295,000	293,023
7.750%, 01/20/24	125,000	140,919
8.500%, 02/23/25	150,000	180,473
The Walt Disney Co. 6.375%, 03/01/12	466,000	492,897
6.750%, 03/30/06	137,000	137,653
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	600,000	708,755

		2,607,307

Metals & Mining—0.0%
Alcan, Inc. 5.000%, 06/01/15	257,000	249,299

Multi-Utilities—0.2%
Centerpoint Energy Resources Corp. 7.875%, 04/01/13	191,000	218,426
Dominion Resources, Inc. 5.150%, 07/15/15	356,000	344,900
DTE Energy Co. 7.050%, 06/01/11	308,000	331,874
Pacific Gas & Electric Co. 4.800%, 03/01/14	427,000	416,123

		1,311,323

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—0.1%
Amerada Hess Corp. 7.300%, 08/15/31	$150,000	$173,593
Ocean Energy, Inc. 7.250%, 10/01/11	200,000	220,868
Tosco Corp. 7.625%, 05/15/06	100,000	101,011
Valero Energy Corp. 6.875%, 04/15/12	286,000	312,035

		807,507

Paper & Forest Products—0.1%
MeadWestvaco Corp. 6.800%, 11/15/32	166,000	165,802
6.850%, 04/01/12	35,000	37,225
Weyerhaeuser Co. 6.750%, 03/15/12	377,000	400,143

		603,170

Pharmaceuticals—0.1%
Wyeth 5.500%, 03/15/13 (b)	388,000	393,342

Real Estate—0.6%
Boston Properties, Inc. (REIT) 5.000%, 06/01/15	200,000	192,614
EOP Operating, L.P. 6.763%, 06/15/07	175,000	178,637
6.800%, 01/15/09	635,000	663,955
8.375%, 03/15/06	175,000	176,198
HRPT Properties Trust (REIT) 6.250%, 08/15/16	328,000	334,244
Simon Property Group L.P. (REIT) 5.100%, 06/15/15	208,000	201,168
6.375%, 11/15/07	309,000	315,750
Vornado Realty, L.P. (REIT) 4.750%, 12/01/10	182,000	176,647
5.625%, 06/15/07	650,000	654,547

		2,893,760

Road & Rail—0.2%
CSX Corp. 6.750%, 03/15/11	159,000	170,391
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	429,597
Union Pacific Corp. 5.375%, 05/01/14	299,000	302,410
6.125%, 01/15/12	108,000	113,609

		1,016,007

Thrifts & Mortgage Finance—0.0%
Countrywide Home Loans, Inc. 5.500%, 08/01/06	167,000	167,681

*See accompanying notes to financial statements.

MSF-315

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

U.S. Treasury—9.7%
United States Treasury Bonds 5.375%, 02/15/31	$3,161,000	$3,550,691
6.250%, 08/15/23	5,363,000	6,404,178
7.500%, 11/15/16	290,000	364,267
7.875%, 02/15/21	350,000	473,676
8.000%, 11/15/21	434,000	597,920
8.875%, 02/15/19	281,000	399,591
9.875%, 11/15/15	450,000	642,902
10.375%, 11/15/12	337,000	372,438
United States Treasury Notes 3.000%, 11/15/07	682,000	665,003
3.125%, 04/15/09	2,000,000	1,924,062
3.250%, 08/15/07	246,000	241,551
3.500%, 11/15/06	315,000	312,527
4.000%, 06/15/09	108,000	106,688
4.375%, 05/15/07 (b)	586,000	585,520
4.750%, 11/15/08	86,000	86,826
4.750%, 05/15/14	370,000	379,004
5.000%, 02/15/11	97,000	99,906
5.500%, 02/15/08	753,000	769,854
5.625%, 05/15/08	19,919,000	20,462,112
6.000%, 02/15/26	2,217,000	2,614,329
6.625%, 05/15/07	1,292,000	1,329,548
7.000%, 07/15/06	3,183,000	3,225,149
United States Treasury Notes (TII) 3.000%, 07/15/12	2,116,910	2,238,302
4.250%, 01/15/10	1,704,715	1,848,017

		49,694,061

Wireless Telecommunication Services—0.1%
AT&T Wireless Services, Inc. 7.350%, 03/01/06	73,000	73,307
Cingular Wireless, LLC 6.500%, 12/15/11	250,000	267,520

		340,827

Yankee—0.8%
Consumers International, Inc. 10.250%, 04/01/49 (c) (d)	50,000	0
Deutsche Telekom International Finance 8.250%, 06/15/30 (b)	489,000	621,944
France Telecom S.A. 7.750%, 03/01/11 (b)	134,000	149,670
Hydro-Quebec 6.300%, 05/11/11	350,000	373,348
ING Groep NV 5.775%, 12/29/49	809,000	819,923
Mizuho Financial Group Cayman, Ltd. (144A) 5.790%, 04/15/14	279,000	288,228
Norsk Hydro A/S 7.750%, 06/15/23	100,000	127,049
PCCW-HKTC Capital, Ltd. (144A) 6.000%, 07/15/13	129,000	131,766
Pemex Project Funding Master Trust 8.625%, 02/01/22	127,000	156,527
9.125%, 10/13/10	125,000	143,875

Security Description	Face Amount	Value*

Yankee—(Continued)
Telecom Italia Capital S.A. 5.250%, 11/15/13	$208,000	$204,105
6.000%, 09/30/34	244,000	235,059
TransCanada Pipelines, Ltd. 7.150%, 06/15/06	375,000	378,863
Tyco International Group S.A. 6.750%, 02/15/11	308,000	323,828
UFJ Finance Aruba AEC 6.750%, 07/15/13	360,000	393,071

		4,347,256

Total Fixed Income (Identified Cost $198,012,185)		197,328,697

Short Term Investments—1.4%

Commercial Paper—1.4%
Morgan Stanley Dean Witter 4.200%, 01/03/06	7,280,000	7,278,301

Total Short Term Investments (Amortized Cost $7,278,301)		7,278,301

Total Investments—99.8% (Identified Cost $484,505,713) (e)		509,787,272
Other assets less liabilities		1,031,072

Total Net Assets—100%		$510,818,344

(a)	Non-Income Producing.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2005.
(c)	Non-Income Producing; Defaulted Bond.
(d)	Zero Valued Security.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $487,950,742 and the composition of unrealized appreciation and depreciation of investment securities was $35,557,743 and $(13,721,213), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, the market value of 144A securities was $4,903,834, which is 1.0% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-316

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$509,787,272
Cash		11,918
Receivable for:
Securities sold		14,022
Fund shares sold		564,159
Accrued interest and dividends		2,455,951
Foreign taxes		5,285

Total Assets		512,838,607
Liabilities
Payable for:
Fund shares redeemed	$727,787
Securities purchased	592,141
Accrued expenses:
Management fees	217,987
Service and distribution fees	45,185
Deferred directors’ fees	83,685
Other expenses	353,478

Total Liabilities		2,020,263

Net Assets		$510,818,344

Net assets consists of:
Capital paid in		$492,074,889
Undistributed net investment income		13,413,276
Accumulated net realized losses		(19,950,758)
Unrealized appreciation on investments and foreign currency		25,280,937

Net Assets		$510,818,344

Computation of offering price:
Class A
Net asset value and redemption price per share ($261,653,100 divided by 1,768,077 shares outstanding)		$147.99

Class B
Net asset value and redemption price per share ($158,527,756 divided by 1,081,486 shares outstanding)		$146.58

Class E
Net asset value and redemption price per share ($90,637,488 divided by 615,072 shares outstanding)		$147.36

Identified cost of investments		$484,505,713

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends		$6,120,327	(a)
Interest		9,543,318

		15,663,645
Expenses
Management fees	$2,460,950
Service and distribution fees—Class B	336,228
Service and distribution fees—Class E	138,172
Directors’ fees and expenses	24,955
Custodian	333,096
Audit and tax services	26,950
Legal	13,113
Printing	362,410
Insurance	9,098
Miscellaneous	5,603

Total expenses	3,710,575
Expense reductions	(45,903)	3,664,672

Net Investment Income		11,998,973

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	15,556,908
Foreign currency transactions—net	(3,026)	15,553,882

Unrealized depreciation on:
Investments—net	(12,762,032)
Foreign currency transactions—net	(2,574)	(12,764,606)

Net gain		2,789,276

Net Increase in Net Assets From Operations		$14,788,249

(a)	Net of foreign taxes of $53,920.

See accompanying notes to financial statements.

MSF-317

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$11,998,973	$8,657,806
Net realized gain	15,553,882	16,968,720
Unrealized appreciation (depreciation)	(12,764,606)	22,960,869

Increase in net assets from operations	14,788,249	48,587,395

From Distributions to Shareholders
Net investment income
Class A	(4,703,791)	(4,731,075)
Class B	(1,973,530)	(1,035,374)
Class E	(1,482,414)	0

	(8,159,735)	(5,766,449)

Net realized gain
Class A	(2,982,672)	(811,699)
Class B	(1,444,579)	(190,798)
Class E	(1,051,155)	0

	(5,478,406)	(1,002,497)

Total Distributions	(13,638,141)	(6,768,946)

Increase in net assets from capital share transactions	47,905,874	241,760,896

Total increase in net assets	49,055,982	283,579,345

Net Assets
Beginning of the period	461,762,362	178,183,017

End of the period	$510,818,344	$461,762,362

Undistributed Net Investment Income
End of the period	$13,413,276	$8,113,988

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	331,621	$48,468,815	962,828	$130,384,480
Shares issued through acquisition	0	0	178,716	23,379,079
Reinvestments	54,421	7,686,463	40,628	5,542,774
Redemptions	(435,176)	(63,611,821)	(440,746)	(60,806,360)

Net increase (decrease)	(49,134)	$(7,456,543)	741,426	$98,499,973

Class B
Sales	568,687	$82,389,685	358,733	$49,425,208
Shares issued through acquisition	0	0	231,742	28,384,889
Reinvestments	24,392	3,418,109	9,056	1,226,172
Redemptions	(216,764)	(31,402,693)	(110,400)	(15,154,511)

Net increase	376,315	$54,405,101	489,131	$63,881,758

Class E
Sales	178,877	$26,041,200	116,224	$16,206,863
Shares issued through acquisition	0	0	618,249	80,753,908
Reinvestments	17,995	2,533,569	0	0
Redemptions	(189,586)	(27,617,453)	(126,687)	(17,581,606)

Net increase	7,286	$957,316	607,786	$79,379,165

Increase derived from capital share transactions	334,467	$47,905,874	1,838,343	$241,760,896

See accompanying notes to financial statements.

MSF-318

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$147.96	$138.13	$119.83	$141.92	$185.92

Income from Investment Operations
Net investment income	3.84	3.60	3.30	3.89	4.60
Net realized and unrealized gain (loss) of investments	0.46	11.53	16.79	(10.18)	(11.61)

Total from investment operations	4.30	15.13	20.09	(6.29)	(7.01)

Less Distributions
Distributions from net investment income	(2.61)	(4.52)	(1.79)	(4.47)	(6.60)
Distributions from net realized capital gains	(1.66)	(0.78)	0.00	(11.33)	(30.39)

Total distributions	(4.27)	(5.30)	(1.79)	(15.80)	(36.99)

Net Asset Value, End of Period	$147.99	$147.96	$138.13	$119.83	$141.92

Total Return (%)	3.1	11.3	17.0	(5.4)	(3.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.66	0.64	0.69	0.66	0.63
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.65	0.63	0.69	—	—
Ratio of net investment income to average net assets (%)	2.53	2.60	2.55	2.98	2.96
Portfolio turnover rate (%)	47	89	62	91	160
Net assets, end of period (000)	$261,653	$268,870	$148,601	$133,092	$157,716

	Class B
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$146.59	$136.93	$119.01	$129.24

Income from Investment Operations
Net investment income	2.75	3.64	2.53	0.99
Net realized and unrealized gain (loss) of investments	1.16	11.01	17.11	(11.22)

Total from investment operations	3.91	14.65	19.64	(10.23)

Less Distributions
Distributions from net investment income	(2.26)	(4.21)	(1.72)	0.00
Distributions from net realized capital gains	(1.66)	(0.78)	0.00	0.00

Total distributions	(3.92)	(4.99)	(1.72)	0.00

Net Asset Value, End of Period	$146.58	$146.59	$136.93	$119.01

Total Return (%)	2.9	11.0	16.7	(7.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.89	0.94	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	0.88	0.94	—
Ratio of net investment income to average net assets (%)	2.29	2.39	2.30	2.75	(c)
Portfolio turnover rate (%)	47	89	62	91
Net assets, end of period (000)	$158,528	$103,373	$29,582	$7,168

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-319

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

	Class E
	Year ended December 31, 2005	April 26, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$147.29	$135.61

Income from Investment Operations
Net investment income	3.46	2.33
Net realized and unrealized gain of investments	0.60	9.35

Total from investment operations	4.06	11.68

Less Distributions
Distributions from net investment income	(2.33)	0.00
Distributions from net realized capital gains	(1.66)	0.00

Total distributions	(3.99)	0.00

Net Asset Value, End of Period	$147.36	$147.29

Total Return (%)	3.0	8.6	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.80	0.78	(c)
Ratio of net investment income to average net assets (%)	2.38	2.57	(c)
Portfolio turnover rate (%)	47	89
Net assets, end of period (000)	$90,637	$89,519

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-320

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—106.1% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
L-3 Communications Corp. (144A) 6.375%, 10/15/15	$115,000	$114,713
Lockheed Martin Corp. 8.500%, 12/01/29	50,000	68,148
Northrop Grumman Corp. 4.079%, 11/16/06	600,000	595,365

		778,226

Asset Backed—12.0%
Ares VIII CLO, Ltd. (144A) 7.040%, 02/26/16 (a)	1,600,000	1,624,160
BMW Vehicle Owner Trust 4.040%, 02/25/09 (a)	8,250,000	8,175,060
Capital Auto Receivables Asset 4.050%, 07/15/09 (a)	7,775,000	7,689,443
Capital Transition Funding, LLC 5.010%, 01/15/10	5,200,308	5,197,555
Centex Home Equity Loan Trust 6.429%, 12/25/32 (a)	2,600,000	2,622,824
Citibank Credit Card Issuance Trust 6.650%, 05/15/08	1,000,000	1,006,498
CWABS, Inc. 4.489%, 04/25/36	7,900,000	7,900,000
4.910%, 12/25/35 (a)	10,300,000	10,298,146
DaimlerChrysler Auto Owner Trust 3.490%, 12/08/08	10,350,000	10,213,553
Ford Credit Auto Owner Trust 3.480%, 11/15/08	9,100,000	8,984,969
4.170%, 01/15/09 (a)	7,700,000	7,639,219
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10 (a)	519,390	519,390
Knollwood CDO, Ltd. (144A) 7.315%, 02/08/39 (a)	1,068,657	1,051,965
Long Beach Asset Holdings Corp. (144A) 4.940%, 06/25/34	3,285	3,285
MBNA Credit Card Master Note Trust 3.300%, 07/15/10	6,715,000	6,515,352
4.950%, 06/15/09	4,000,000	4,009,911
6.550%, 12/15/08	1,350,000	1,362,316
7.000%, 02/15/12	1,125,000	1,208,020
Option One Mortgage Loan Trust 5.129%, 01/25/33 (a)	2,425,000	2,435,836
RBS Capital Trust I 4.709%, 12/29/49 (a)	375,000	356,414
Residential Asset Securities Corp. 4.469%, 01/25/36 (a)	7,725,000	7,725,000
SLM Corp. 4.525%, 04/25/12 (a)	8,050,000	8,021,000
Structured Asset Investment Loan Trust 6.329%, 04/25/33 (a)	3,900,000	3,930,766
USAA Auto Owner Trust 3.160%, 02/17/09	4,300,000	4,238,901
4.630%, 05/15/12 (a)	7,875,000	7,832,892
Washington Mutual Asset Securities Corp. 5.150%, 05/25/36	7,380,000	7,375,220

		127,937,695

Security Description	Face Amount	Value*

Auto Components—0.1%
Briggs & Stratton Corp. 8.875%, 03/15/11	$1,100,000	$1,232,398
Navistar International Corp. 6.250%, 03/01/12	75,000	67,125

		1,299,523

Automobiles—0.1%
DaimlerChrysler North America Holding Corp.
8.500%, 01/18/31 (b)	590,000	713,910

Capital Markets—1.2%
JPMorgan Chase & Co. 5.350%, 03/01/07	6,520,000	6,545,558
Morgan Stanley Group, Inc. 5.050%, 01/21/11	5,525,000	5,526,635
6.750%, 04/15/11	225,000	242,219

		12,314,412

Commercial Banks—3.7%
Atlantic Marine Corp. (144A) 5.343%, 12/01/50	150,000	149,736
Bank of America Corp. 4.500%, 08/01/10	4,320,000	4,245,234
Bank of New York 3.800%, 02/01/08	1,250,000	1,223,955
First National Bank of Boston 7.375%, 09/15/06	1,750,000	1,779,333
General Electric Capital Corp. 3.125%, 11/09/06	4,850,000	4,778,273
HSBC Bank USA, N.A. 3.870%, 06/07/07	6,750,000	6,651,551
Huntington National Bank 2.750%, 10/16/06	675,000	663,910
Nationwide Building Society 2.625%, 01/30/07	1,325,000	1,294,447
Nationwide Building Society (144A) 4.250%, 02/01/10	1,370,000	1,334,977
Simon Debartolo Group, L.P. 6.875%, 11/15/06	4,150,000	4,213,155
U.S. Bank N.A. 2.850%, 11/15/06 (b)	2,200,000	2,163,696
4.400%, 08/15/08	3,850,000	3,811,265
Wachovia Bank, National Association 4.375%, 08/15/08	1,875,000	1,853,762
Wells Fargo & Co. 4.000%, 08/15/08	1,465,000	1,437,637
4.200%, 01/15/10	1,335,000	1,299,664
4.625%, 08/09/10	2,765,000	2,730,562

		39,631,157

Commercial Mortgage-Backed Securities—14.9%
Asset Backed Funding Corp. (144A) 4.450%, 05/25/34	205,023	204,085

*See accompanying notes to financial statements.

MSF-321

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Bank of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,065,082
6.186%, 06/11/35	5,530,000	5,819,465
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	5,247,682	5,169,354
7.080%, 06/15/09	2,075,000	2,195,881
Chase Commerical Mortgage Security Corp. 7.319%, 10/15/32	2,370,000	2,569,534
Credit Suisse First Boston Mortgage Trust 4.940%, 12/15/35	7,295,000	7,206,854
General Electric Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	5,058,211
GGP Mall Properties Trust (144A) 5.558%, 11/15/11	3,944,318	3,964,142
GMAC Commercial Mortgage Services, Inc. 7.455%, 08/16/33	5,150,000	5,582,289
GS Mortgage Securities Corp. 4.751%, 07/10/39	5,100,000	4,948,596
Harborview Mortgage Loan Trust 4.680%, 11/19/35 (a)	6,586,762	6,592,163
Indymac MBS, Inc. 5.159%, 09/25/35 (a)	9,059,660	9,170,002
Irwin Land, LLC 5.400%, 12/15/47	1,650,000	1,608,007
JPMorgan Commercial Mortgage Finance Corp. 5.857%, 10/12/35	5,710,000	5,909,168
6.507%, 10/15/35	5,197,174	5,358,460
7.239%, 09/15/29	2,300,000	2,424,511
LB-UBS Commercial Mortgage Trust 3.881%, 08/15/29 (a)	4,015,068	3,917,654
4.071%, 09/15/26	4,694,727	4,572,127
4.559%, 07/17/12 (a)	4,075,000	3,979,243
5.642%, 12/15/25	8,454,743	8,570,789
7.950%, 05/15/25 (a)	5,480,000	6,027,895
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	2,997,281	3,094,189
Morgan Stanley Capital I, Inc. (144A) 7.220%, 05/15/07	1,715,774	1,746,958
Morgan Stanley Capital, Inc. 6.210%, 11/15/31	1,505,599	1,543,845
Mortgage Capital Funding, Inc. 6.423%, 06/18/30	4,892,638	5,019,900
NationsLink Funding Corp. 6.476%, 08/20/30	1,509,889	1,555,204
6.795%, 08/20/30	1,325,000	1,380,200
Nomura Asset Securities Corp. 6.590%, 03/15/30	4,825,000	4,986,758
Salomon Brothers Commercial Mortgage Trust 6.592%, 12/18/33	5,750,000	6,067,817
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	5,860,000	6,241,949
Salomon Brothers Mortgage Securities VII, Inc. (144A) 6.134%, 02/18/34	342,708	344,890
Wachovia Bank Commercial Mortgage Trust 3.477%, 08/15/41 (a)	3,871,321	3,770,644
4.935%, 04/15/42	4,950,000	4,862,852

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Washington Mutual, Inc. 3.423%, 04/25/33 (a)	$5,668,365	$5,527,807
3.695%, 05/25/33 (a)	4,750,000	4,582,863
4.511%, 06/25/33 (a)	1,626,169	1,607,030

		158,246,418

Commercial Services & Supplies—0.0%
United Rentals, Inc. 6.500%, 02/15/12	125,000	121,719

Construction & Engineering—0.1%
United Technologies Corp. 8.875%, 11/15/19	400,000	534,489

Containers & Packaging—0.1%
Ball Corp. 6.875%, 12/15/12	815,000	841,487
Crown Americas, LLC 7.750%, 11/15/15	200,000	207,000

		1,048,487

Diversified Consumer Services—0.0%
Service Corp. International 7.700%, 04/15/09	305,000	320,250

Diversified Financial Services—5.2%
Allstate Financial Global Funding, LLC (144A) 5.250%, 02/01/07	1,500,000	1,503,458
BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14 (b)	35,000	38,938
Citigroup, Inc. 3.500%, 02/01/08	17,715,000	17,246,598
4.125%, 02/22/10	2,500,000	2,428,762
5.500%, 08/09/06	6,065,000	6,091,698
5.850%, 12/11/34	525,000	546,757
Devon Financing Corp. 7.875%, 09/30/31	745,000	946,671
General Electric Capital Corp. 4.125%, 09/01/09	1,350,000	1,314,191
5.000%, 11/15/11	18,925,000	18,943,622
Household Finance Corp. 6.400%, 06/17/08	3,010,000	3,105,239
Sprint Capital Corp. 6.875%, 11/15/28	460,000	502,637
8.750%, 03/15/32	470,000	623,728
Verizon Global Funding Corp. 7.750%, 12/01/30	1,335,000	1,586,857
Wind Acquisition Finance, Inc. 10.750%, 12/01/15	475,000	490,438

		55,369,594

Diversified Telecommunication Services—0.9%
AT&T Broadband Corp. 8.375%, 03/15/13	1,330,000	1,539,444
BellSouth Corp. (144A) 4.258%, 04/26/21 (a)	2,630,000	2,626,849

*See accompanying notes to financial statements.

MSF-322

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Telecommunication Services—(Continued)
Cincinnati Bell, Inc. 7.250%, 07/15/13	$80,000	$83,200
GTE Corp. 6.940%, 04/15/28	225,000	240,794
Qwest Corp. (144A) 7.741%, 06/15/13 (a)	415,000	447,681
SBC Communications, Inc. 6.450%, 06/15/34 (b)	250,000	260,144
SBC Communications, Inc. (144A) 4.389%, 06/05/21 (a)	3,900,000	3,891,576

		9,089,688

Electric Utilities—0.9%
AES Ironwood, LLC 8.857%, 11/30/25	186,959	206,590
Centerpoint Energy, Inc. 7.250%, 09/01/10	1,555,000	1,668,112
Dominion Resources, Inc. 7.195%, 09/15/14	875,000	972,096
8.125%, 06/15/10	1,900,000	2,111,808
Elwood Energy, LLC 8.159%, 07/05/26	455,191	489,832
First Energy Corp. 7.375%, 11/15/31	150,000	176,996
Florida Power & Light Co. 5.625%, 04/01/34	475,000	478,921
Indiana Michigan Power Co. 6.125%, 12/15/06	2,075,000	2,095,055
NorthWestern Corp. 5.875%, 11/01/14	190,000	190,357
Peco Energy Co. 4.750%, 10/01/12	947,000	930,024
Reliant Energy, Inc. 6.750%, 12/15/14	440,000	383,900

		9,703,691

Electronic Equipment & Instruments—0.1%
Loral Corp. 7.000%, 09/15/23	1,175,000	1,359,513

Federal Agencies—44.0%
Federal Home Loan Bank 4.500%, 05/01/18	9,189,398	8,966,125
4.500%, 03/01/19	140,283	136,717
4.500%, 05/01/19	2,480,968	2,417,475
4.500%, 07/01/19	1,846,957	1,800,012
4.500%, 12/01/19	2,545,514	2,480,813
5.000%, 06/01/20	1,359,625	1,346,204
5.000%, 07/01/20	2,176,790	2,155,303
5.000%, 08/01/20	1,442,183	1,427,947
5.000%, 09/01/20	100,000	99,013
5.000%, 10/01/20	4,775,106	4,727,968
5.000%, 11/01/20	5,740,171	5,683,509
5.000%, 12/01/20	16,557,521	16,394,076
5.000%, 01/01/21	400,000	396,051
5.500%, 07/01/33	6,271,628	6,230,786

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp.
3.150%, 06/04/08	$10,775,000	$10,384,525
4.500%, 08/01/20	5,405,108	5,267,723
4.768%, 03/01/35 (a)	15,250,859	15,093,258
4.769%, 02/15/35 (a)	5,991,247	5,945,508
5.000%, 03/15/18	4,200,000	4,141,365
5.000%, 04/01/20	643,736	637,381
5.000%, 05/01/20	1,226,760	1,214,650
5.000%, 07/01/20	4,669,823	4,623,725
5.000%, 09/01/20 (a)	29,371,726	29,081,789
5.000%, 09/01/35	2,868,131	2,776,709
5.000%, TBA	23,300,000	22,550,020
5.500%, 03/15/34	8,577,096	8,641,666
5.500%, 05/15/34	7,418,030	7,472,598
5.500%, TBA	4,300,000	4,259,687
9.000%, 12/01/09	42,817	44,512
Federal National Mortgage Association
2.750%, 07/23/07	9,575,000	9,289,866
3.000%, 03/02/07	4,235,000	4,150,563
4.000%, 10/16/06	18,275,000	18,171,381
4.000%, 01/26/09	14,975,000	14,660,196
4.500%, 10/01/18	2,131,752	2,079,134
4.500%, 03/01/20	2,221,659	2,166,821
4.500%, 02/01/35	1,358,466	1,279,363
4.500%, 03/01/35	859,070	809,047
4.500%, 08/01/35	1,111,712	1,046,978
4.500%, 09/01/35	1,180,542	1,111,800
4.500%, TBA	41,700,000	40,303,761
5.000%, 01/01/18	1,702,532	1,687,033
5.000%, 06/01/18	2,731,238	2,705,943
5.000%, 06/01/23	2,999,771	2,935,962
5.000%, 11/01/33	12,616,921	12,268,961
5.000%, 04/25/35	3,400,000	3,382,465
5.000%, 07/01/35	7,144,803	6,923,016
5.000%, 08/01/35	83,490	80,898
5.000%, 11/01/35	1,297,262	1,256,993
5.000%, 12/01/35	4,500,000	4,359,084
5.000%, TBA	24,800,000	24,528,738
5.500%, 08/01/19	22,865	23,015
5.500%, 01/01/24	1,746,984	1,747,330
5.500%, 05/25/27	3,265,055	3,287,019
5.500%, 04/25/30	5,973,385	6,018,967
5.500%, 04/01/33	3,839,836	3,811,677
5.500%, 11/01/33	3,786,006	3,758,241
5.500%, 02/01/34	12,417,195	12,326,134
5.500%, 04/01/34	1,154,285	1,145,820
5.500%, 05/25/34	5,284,142	5,311,923
5.500%, 11/01/34	5,839,411	5,787,823
5.500%, 02/01/35	19,595,706	19,457,728
5.500%, 07/25/35	4,437,822	4,473,769
5.500%, TBA	27,900,000	28,065,670
6.000%, 07/01/16	776,217	793,707
6.000%, 02/01/34	4,370,967	4,416,603
6.500%, 07/01/14	317,685	326,823
6.500%, 04/01/17	4,454,199	4,576,383
6.500%, 11/01/27	309,047	318,456

*See accompanying notes to financial statements.

MSF-323

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.500%, 12/01/29 (a)	$1,860,297	$1,916,872
7.750%, 03/01/08	20,181	20,407
7.750%, 04/01/08	2,145	2,169
8.250%, 07/01/08	47,455	48,078
8.500%, 02/01/09	59,522	61,552
8.500%, 09/01/09	9,997	10,315
9.000%, 04/01/16	10,836	11,441
Government National Mortgage Association
5.000%, 10/20/33	11,063,857	10,889,434
5.500%, 04/15/33	597,790	602,488
6.000%, 09/20/33	1,895,031	1,938,428
6.000%, 10/20/33	3,058,802	3,139,370
6.000%, 11/20/33	4,256,903	4,354,388
6.000%, 02/20/34	3,097,184	3,165,035
6.500%, 07/15/28	166,613	174,457
6.500%, 05/15/29	341,795	357,850
6.500%, 12/15/29	6,711	7,026
6.500%, 07/15/32	123,617	129,169
6.500%, 02/15/33	733,298	766,084
6.500%, 04/15/33	874,813	913,926
6.500%, 09/15/34	66,856	69,791
6.500%, 07/15/35	927,805	968,513
7.500%, 05/15/07	2,691	2,740
7.500%, 12/15/14	514,870	542,896
8.000%, 11/15/29	48,775	52,231
8.500%, 01/15/17	18,858	20,386
8.500%, 02/15/17	13,295	14,372
8.500%, 03/15/17	26,068	28,179
8.500%, 05/15/17	23,105	24,977
8.500%, 10/15/21	2,491	2,710
8.500%, 11/15/21	4,583	4,986
8.500%, 05/15/22	5,415	5,898
9.000%, 10/15/16	9,937	10,757

		467,499,131

Food & Staples Retailing—0.1%
Delhaize America, Inc. 9.000%, 04/15/31	660,000	775,908

Food Products—0.1%
Smithfield Foods, Inc. 7.000%, 08/01/11	750,000	765,000

Foreign Government—1.5%
Federal Republic of Germany 4.000%, 01/04/37 (EUR)	3,050,000	3,903,644
4.750%, 07/04/34 (EUR)	3,575,000	5,099,870
State of Israel 5.500%, 12/04/23 (USD)	4,725,000	5,092,005
United Mexican States 6.750%, 09/27/34 (b) (USD)	600,000	656,250
8.300%, 08/15/31 (b) (USD)	975,000	1,252,875

		16,004,644

Security Description	Face Amount	Value*

Gas Utilities—0.0%
Targa Resources, Inc. (144A) 8.500%, 11/01/13	$35,000	$35,875

Health Care Providers & Services—0.2%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	585,000	620,100
Omnicare, Inc. 6.875%, 12/15/15 (b)	250,000	253,750
Wellpoint, Inc. 5.950%, 12/15/34	1,010,000	1,041,179

		1,915,029

Hotels, Restaurants & Leisure—0.1%
Mashantucket Western Pequot (144A) 5.912%, 09/01/21	220,000	219,817
Mohegan Tribal Gaming Authority 6.125%, 02/15/13 (b)	195,000	191,587
Wynn Las Vegas, LLC 6.625%, 12/01/14 (b)	105,000	102,113

		513,517

Household Durables—0.3%
Beazer Homes USA, Inc. 8.375%, 04/15/12	235,000	244,400
D.R. Horton, Inc. 8.500%, 04/15/12	750,000	801,306
Hovnanian Enterprises, Inc. 6.250%, 01/15/16 (b)	2,055,000	1,906,683
Lennar Corp. 5.600%, 05/31/15	210,000	202,760
Pulte Homes, Inc. 6.000%, 02/15/35	245,000	217,457

		3,372,606

Independent Power Producers & Energy Traders—0.3%
Mirant North America, LLC (144A) 7.375%, 12/31/13 (b)	295,000	298,319
TXU Corp. 4.800%, 11/15/09	3,400,000	3,270,365

		3,568,684

Industrial Conglomerates—0.3%
Tyco International Group, Ltd. 6.000%, 11/15/13	1,460,000	1,491,370
6.375%, 10/15/11	925,000	960,700
7.000%, 06/15/28	870,000	957,067

		3,409,137

Insurance—0.4%
Berkshire Hathaway Financial Corp. 4.125%, 01/15/10	3,170,000	3,080,400

*See accompanying notes to financial statements.

MSF-324

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Insurance—(Continued)
Liberty Mutual Group, Inc. (144A) 6.500%, 03/15/35	$750,000	$731,723
Prudential Financial, Inc. 5.400%, 06/13/35	775,000	741,977

		4,554,100

Leisure Equipment & Products—0.1%
K2, Inc. 7.375%, 07/01/14 (b)	410,000	407,950
Movie Gallery, Inc. 11.000%, 05/01/12 (b)	225,000	175,500

		583,450

Media—1.3%
Comcast Corp. 6.500%, 11/15/35	1,525,000	1,554,062
7.050%, 03/15/33 (b)	3,425,000	3,697,579
DIRECTV Holdings, LLC 6.375%, 06/15/15	255,000	249,262
EchoStar DBS Corp. 5.750%, 10/01/08	1,375,000	1,347,500
News America Holdings, Inc. 6.200%, 12/15/34	2,500,000	2,483,250
News Corp. 6.400%, 12/15/35	775,000	781,151
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	590,000	682,225
Time Warner, Inc. 6.950%, 01/15/28	565,000	585,371
7.700%, 05/01/32	1,810,000	2,035,633

		13,416,033

Multiline Retail—0.1%
Federated Department Stores, Inc. 6.790%, 07/15/27	270,000	283,831
The May Deptartment Stores Co. 6.650%, 07/15/24	220,000	231,308
6.700%, 07/15/34	165,000	175,740
7.875%, 03/01/30	235,000	280,257

		971,136

Office Electronics—0.1%
Sungard Data Systems, Inc. (144A) 9.125%, 08/15/13	65,000	67,275
Xerox Corp. 6.875%, 08/15/11	1,450,000	1,500,750

		1,568,025

Oil, Gas & Consumable Fuels—0.7%
Amerada Hess Corp. 7.125%, 03/15/33	675,000	766,203
Chesapeake Energy Corp. 6.250%, 01/15/18	450,000	441,000
7.500%, 06/15/14	210,000	222,600

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Chesapeake Energy Corp. (144A) 6.875%, 11/15/20	150,000	151,875
Colorado Interstate Gas Co. 6.800%, 11/15/15	145,000	148,157
Dynegy Holdings, Inc. (144A) 10.125%, 07/15/13	605,000	683,650
Enterprise Products Partners, L.P. 4.950%, 06/01/10	25,000	24,515
5.600%, 10/15/14	950,000	949,258
KCS Energy, Inc. 7.125%, 04/01/12	110,000	109,725
Massey Energy Co. (144A) 6.875%, 12/15/13	1,310,000	1,321,463
Newfield Exploration Co. 6.625%, 09/01/14	1,145,000	1,165,038
Northwest Pipeline Corp. 8.125%, 03/01/10	515,000	545,900
Petro CDA 5.950%, 05/15/35	765,000	776,037
Tenaska Alabama Partners, L.P. (144A) 7.000%, 06/30/21	174,412	175,465
Transcontinental Gas Pipe Line 8.875%, 07/15/12	155,000	177,475

		7,658,361

Pharmaceuticals—0.1%
Wyeth 6.000%, 02/15/36	1,400,000	1,441,700

Real Estate—0.6%
American Real Estate Partners 8.125%, 06/01/12	225,000	233,438
American Real Estate Partners (144A) 7.125%, 02/15/13	125,000	125,000
Belvoir Land, LLC (144A) 5.270%, 12/15/47	900,000	873,909
EOP Operating, L.P. 6.584%, 04/13/15 (a)	1,410,000	1,531,873
7.250%, 06/15/28	670,000	740,721
Rouse Co. (REIT) 5.375%, 11/26/13	2,505,000	2,377,794

		5,882,735

Road & Rail—0.0%
Hertz Corp. (144A) 8.875%, 01/01/14	500,000	509,375

Semiconductors & Semiconductor Equipment—0.0%
Magnachip Semiconductor S.A. 7.741%, 12/15/11 (a)	220,000	223,300

*See accompanying notes to financial statements.

MSF-325

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

U.S. Treasury—14.2%
United States Treasury Bonds 5.375%, 02/15/31 (b)	$2,745,000	$3,083,406
8.500%, 02/15/20 (b)	4,420,000	6,200,429
8.875%, 02/15/19 (b)	14,875,000	21,152,711
United States Treasury Bonds Strips Zero Coupon, 08/15/25 (b)	9,075,000	3,668,669
United States Treasury Notes
0.875%, 04/15/10 (b)	16,438,014	15,627,028
3.625%, 06/30/07 (b)	4,690,000	4,636,506
4.000%, 08/31/07 (b)	270,000	268,207
4.000%, 09/30/07 (b)	21,625,000	21,474,641
4.125%, 08/15/08 (b)	615,000	611,613
4.250%, 10/31/07 (b)	5,390,000	5,374,207
4.250%, 11/30/07 (b)	32,675,000	32,579,262
4.375%, 11/15/08 (b)	21,540,000	21,543,360
4.500%, 11/15/15 (b)	14,340,000	14,457,631

		150,677,670

Yankee—2.2%
America Movil S.A. de C.V. 6.375%, 03/01/35	325,000	320,548
Barclays Bank, Plc. (144A) 6.860%, 09/29/49 (a)	375,000	417,670
BSkyB Finance Plc. 6.500%, 10/15/35	560,000	558,027
DEPFA ACS Bank (144A) 4.250%, 08/16/10	5,700,000	5,599,543
Deutsche Bank AG 3.843%, 03/15/07 (a)	2,225,000	2,208,312
Deutsche Telekom International Finance 8.250%, 06/15/30 (a)	435,000	553,263
EnCana Corp. 6.500%, 08/15/34	425,000	474,876
France Telecom S.A. 8.500%, 03/01/31 (a)	160,000	213,482
HBOS, Plc. (144A) 3.500%, 11/30/07	1,850,000	1,805,389
Ispat Inland ULC 9.750%, 04/01/14 (b)	235,000	266,138
Landeskreditbank Baden 4.250%, 09/15/10	4,125,000	4,051,286
Norske Skof Canada, Ltd. 8.625%, 06/15/11	210,000	200,550
Rogers Wireless Communications, Inc. 6.375%, 03/01/14	775,000	776,937
7.500%, 03/15/15 (b)	560,000	604,800
Sumitomo Mitsui Bank Corp. (144A) 5.625%, 12/31/49 (a)	1,400,000	1,394,758
Teck Cominco, Ltd. 6.125%, 10/01/35	725,000	716,989
Vodafone Airtouch, Plc. 7.750%, 02/15/10	2,330,000	2,551,970
Vodafone Group, Plc. 5.000%, 09/15/15	650,000	633,105

		23,347,643

Total Fixed Income (Identified Cost $1,134,374,277)		1,127,161,831

Short Term Investments—4.0%

Security Description	Face Amount	Value*

Discount Notes—4.0%
Federal National Mortgage Association
3.500%, 01/03/06	42,600,000	$42,591,717
7.750%, 09/01/06	45	45

Total Short Term Investments (Amortized Cost $42,591,759)		42,591,762

Total Investments—110.1% (Identified Cost $1,176,966,036) (c)		1,169,753,593
Liabilities in excess of other assets		(107,095,412)

Total Net Assets—100%		$1,062,658,181

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2005.
(b)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $152,746,261 and the collateral received consisted of cash in the amount of $153,629,900 and securities with a market value of $ 2,252,288.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $1,178,886,656 and the composition of unrealized appreciation and depreciation of investment securities was $4,771,317 and $(13,904,380), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, the market value of 144A securities was $37,033,160, which is 3.5% of total net assets.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-326

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2005

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2005	Net Unrealized Appreciation
Euro (sold)	1/20/2006	7,784,783	$9,460,808	$9,228,869	$231,939

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Unrealized Appreciation/ (Depreciation)
Eurodollar Futures	3/19/2007	74	$17,609,872	$17,621,250	$11,378
Eurodollar Futures	6/18/2007	74	17,609,811	17,624,025	14,214
Eurodollar Futures	9/17/2007	74	17,608,240	17,624,025	15,785
Interest Rate Swap 10 Year Futures	3/17/2006	355	37,927,539	38,395,469	467,930
U.S. Treasury Bonds Futures	3/22/2006	612	68,597,343	69,882,750	1,285,407
U.S. Treasury Notes Futures	3/31/2006	180	36,882,363	36,933,750	51,387

Futures Contracts Short
Federal Republic of Germany 5 Year Futures	3/8/2006	(244)	(32,629,056)	(32,624,755)	4,301
U.S. Treasury Notes 5 Year Futures	3/22/2006	(851)	(90,158,000)	(90,498,531)	(340,531)
U.S. Treasury Notes 10 Year Futures	3/22/2006	(195)	(21,183,299)	(21,334,219)	(150,920)

Net Unrealized Appreciation					$1,358,951

Options Written

Options Written-Calls	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Unrealized Appreciation
U.S. Treasury Notes 10 Year Futures 113	2/28/2006	(94)	$(51,195)	$(23,500)	$27,695

Options Written-Puts
U.S. Treasury Notes 10 Year Futures 107	2/28/2006	(94)	(50,628)	(14,688)	35,940

Net Unrealized Appreciation					$63,635

TBA Sales Commitments

Federal Agencies				Face Amount	Value*
Federal Home Loan Mortgage Corp. 4.500%, (15 Year TBA)				$(7,100,000)	$(6,906,965)
5.000%, (15 Year TBA)				(18,600,000)	(18,408,197)
Federal National Mortgage Association 5.000%, (30 Year TBA)				(17,000,000)	(16,468,750)
5.500%, (30 Year TBA)				(32,500,000)	(32,175,000)
6.000%, (30 Year TBA)				(4,100,000)	(4,137,154)
6.500%, (30 Year TBA)				(2,000,000)	(2,051,250)

Total TBA Sales Commitments (Proceeds $(79,629,022))					$(80,147,316)

*See accompanying notes to financial statements.

MSF-327

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$1,169,753,593
Cash		69,099
Foreign cash at value		10,732,594
Collateral for securities loaned		155,882,188
Receivable for:
Securities sold		168,692,626
Fund shares sold		1,888,136
Open forward currency contracts—net		231,939
Accrued interest		7,765,073

Total Assets		1,515,015,248
Liabilities
TBA sales commitments at value	$80,147,316
Payable for:
Fund shares redeemed	1,399,892
Securities purchased	213,869,305
Futures variation margin	186,367
Return of collateral for securities loaned	155,882,188
Options written, at fair value	38,188
Interest	202,814
Accrued expenses:
Management fees	355,181
Service and distribution fees	56,998
Deferred directors’ fees	68,488
Other expenses	150,330

Total Liabilities		452,357,067

Net Assets		$1,062,658,181

Net assets consists of:
Capital paid in		$1,029,528,527
Undistributed net investment income		43,640,770
Accumulated net realized losses		(4,037,954)
Unrealized depreciation on investments, futures contracts, options and foreign currency		(6,473,162)

Net Assets		$1,062,658,181

Computation of offering price:
Class A
Net asset value and redemption price per share ($763,205,281 divided by 6,907,855 shares outstanding)		$110.48

Class B
Net asset value and redemption price per share ($235,056,742 divided by 2,152,561 shares outstanding)		$109.20

Class E
Net asset value and redemption price per share ($64,396,158 divided by 586,869 shares outstanding)		$109.73

Identified cost of investments		$1,176,966,036

Identified cost of foreign cash		$11,109,975

Proceeds of TBA sales commitments		$(79,629,022)

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Interest		$46,187,900 (a)

		46,187,900
Expenses
Management fees	$4,147,455
Service and distribution fees—Class B	476,629
Service and distribution fees—Class E	96,934
Directors’ fees and expenses	24,335
Custodian	301,123
Audit and tax services	21,768
Legal	51,990
Printing	268,778
Insurance	20,510
Miscellaneous	36,866

Total expenses	5,446,388
Management fee waivers	(9,987)	5,436,401

Net Investment Income		40,751,499

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	3,087,075
Futures contracts—net	(1,475,038)
Foreign currency transactions—net	289,989
Options—net	386,097	2,288,123

Unrealized appreciation (depreciation) on:
Investments—net	(20,722,839)
Futures contracts—net	1,541,124
Foreign currency transactions—net	223,795
Options—net	63,635	(18,894,285)

Net loss		(16,606,162)

Net Increase in Net Assets From Operations		$24,145,337

(a)	Includes income on securities loaned of $162,166.

See accompanying notes to financial statements.

MSF-328

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$40,751,499	$35,668,981
Net realized gain	2,288,123	16,880,606
Unrealized depreciation	(18,894,285)	(9,471,324)

Increase in net assets from operations	24,145,337	43,078,263

From Distributions to Shareholders
Net investment income
Class A	(31,613,861)	(34,576,323)
Class B	(6,590,078)	(3,976,521)
Class E	(2,475,382)	(2,362,593)

	(40,679,321)	(40,915,437)

Net realized gain
Class A	(9,133,664)	(14,435,269)
Class B	(2,022,515)	(1,731,879)
Class E	(744,936)	(1,006,674)

	(11,901,115)	(17,173,822)

Total distributions	(52,580,436)	(58,089,259)

Increase in net assets from capital share transactions	68,151,248	19,770,599

Total increase in net assets	39,716,149	4,759,603

Net Assets
Beginning of the period	1,022,942,032	1,018,182,429

End of the period	$1,062,658,181	$1,022,942,032

Undistributed Net Investment Income
End of the period	$43,640,770	$40,623,739

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	938,783	$103,999,742	792,346	$88,779,665
Reinvestments	375,277	40,747,525	448,290	49,011,592
Redemptions	(1,568,910)	(174,014,700)	(1,701,977)	(191,608,040)

Net decrease	(254,850)	$(29,267,433)	(461,341)	$(53,816,783)

Class B
Sales	1,061,631	$116,546,998	610,575	$68,057,046
Reinvestments	80,125	8,612,593	52,700	5,708,400
Redemptions	(261,643)	(28,652,441)	(186,723)	(20,811,316)

Net increase	880,113	$96,507,150	476,552	$52,954,130

Class E
Sales	81,194	$8,972,668	298,502	$33,713,876
Reinvestments	29,834	3,220,318	30,990	3,369,267
Redemptions	(101,987)	(11,281,455)	(147,691)	(16,449,891)

Net increase	9,041	$911,531	181,801	$20,633,252

Increase derived from capital share transactions	634,304	$68,151,248	197,012	$19,770,599

See accompanying notes to financial statements.

MSF-329

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$113.72	$115.62	$112.74	$109.33	$109.66

Income From Investment Operations
Net investment income	4.69	4.44	4.55	5.30	5.92
Net realized and unrealized gain (loss) of investments	(2.06)	0.41	1.93	3.57	3.20

Total from investment operations	2.63	4.85	6.48	8.87	9.12

Less Distributions
Distributions from net investment income	(4.55)	(4.76)	(3.60)	(5.46)	(9.45)
Distributions from net realized capital gains	(1.32)	(1.99)	0.00	0.00	0.00

Total distributions	(5.87)	(6.75)	(3.60)	(5.46)	(9.45)

Net Asset Value, End of Period	$110.48	$113.72	$115.62	$112.74	$109.33

Total Return (%)	2.4	4.4	5.9	8.5	8.8
Ratio of operating expenses to average net assets (%)	0.47	0.46	0.47	0.51	0.49
Ratio of net investment income to average net assets (%)	3.96	3.57	3.69	4.53	5.99
Portfolio turnover rate (%)	890	458	428	356	271
Net assets, end of period (000)	$763,205	$814,560	$881,513	$939,369	$349,417

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$112.47	$114.51	$111.84	$108.70	$103.37

Income From Investment Operations
Net investment income	4.06	3.78	3.57	5.41	0.84
Net realized and unrealized gain (loss) of investments	(1.72)	0.73	2.58	3.11	4.49

Total from investment operations	2.34	4.51	6.15	8.52	5.33

Less Distributions
Distributions from net investment income	(4.29)	(4.56)	(3.48)	(5.38)	0.00
Distributions from net realized capital gains	(1.32)	(1.99)	0.00	0.00	0.00

Total distributions	(5.61)	(6.55)	(3.48)	(5.38)	0.00

Net Asset Value, End of Period	$109.20	$112.47	$114.51	$111.84	$108.70

Total Return (%)	2.2	4.2	5.6	8.2	5.2	(b)
Ratio of operating expenses to average net assets (%)	0.72	0.71	0.72	0.76	0.74	(c)
Ratio of net investment income to average net assets (%)	3.73	3.35	3.40	4.28	5.07	(c)
Portfolio turnover rate (%)	890	458	428	356	271
Net assets, end of period (000)	$235,057	$143,107	$91,135	$47,690	$7,931

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-330

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

	Class E
	Year ended December 31,			April 23, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$112.97	$114.98	$112.26	$105.14

Income From Investment Operations
Net investment income	4.34	3.52	3.19	1.70
Net realized and unrealized gain (loss) of investments	(1.89)	1.12	3.09	5.42

Total from investment operations	2.45	4.64	6.28	7.12

Less Distributions
Distributions from net investment income	(4.37)	(4.66)	(3.56)	0.00
Distributions from net realized capital gains	(1.32)	(1.99)	0.00	0.00

Total distributions	(5.69)	(6.65)	(3.56)	0.00

Net Asset Value, End of Period	$109.73	$112.97	$114.98	$112.26

Total Return (%)	2.3	4.3	5.7	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.62	0.61	0.62	0.66	(c)
Ratio of net investment income to average net assets (%)	3.81	3.44	3.48	4.25	(c)
Portfolio turnover rate (%)	890	458	428	356
Net assets, end of period (000)	$64,396	$65,275	$45,534	$18,318

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-331

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—98.7% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.3%
Lockheed Martin Corp. 7.375%, 04/15/13	$900,000	$1,021,408
8.200%, 12/01/09 (a)	700,000	774,773
Raytheon Co. 6.750%, 08/15/07	233,000	239,434
The Boeing Co. 7.250%, 06/15/25	460,000	562,158
United Technologies Corp. 7.500%, 09/15/29	200,000	252,840

		2,850,613

Air Freight & Logistics—0.0%
FedEx Corp. 6.875%, 02/15/06	100,000	100,228

Airlines—0.1%
Southwest Airlines Co. 6.500%, 03/01/12	750,000	792,343

Asset Backed—1.5%
BMW Vehicle Owner Trust 3.320%, 02/25/09	1,500,000	1,469,267
4.280%, 02/25/10	2,700,000	2,668,464
California Infrastructure-Pacific Gas & Electric Co. 6.480%, 12/26/09	190,000	194,294
Capital One Master Trust 4.900%, 03/15/10	3,000,000	3,003,753
CenterPoint Energy Transition Bond Co., LLC 5.160%, 09/15/11	500,000	503,179
Centex Home Equity Loan Trust 3.750%, 12/25/31	263,939	259,043
Chase Funding Mortgage Loan 3.303%, 11/25/29	500,000	489,280
4.585%, 05/25/15	2,000,000	1,947,926
6.550%, 03/25/13	213,060	214,104
Chase Manhattan Auto Owner Trust 1.520%, 05/15/07 (b)	41,521	41,439
Chemical Credit Card Master Trust I 5.980%, 09/15/08	125,000	125,067
Citibank Credit Card Master Trust I 6.100%, 05/15/08	600,000	602,891
Detroit Edison Co. 6.190%, 03/01/13	435,000	455,362
MBNA Credit Card Master Trust 4.200%, 09/15/10	2,300,000	2,271,365
Pemex Project Funding Master Trust (144A) 9.750%, 03/30/18 (b)	1,000,000	1,271,000
Standard Credit Card Master Trust I 7.250%, 04/07/08	200,000	201,318

		15,717,752

Security Description	Face Amount	Value*

Automobiles—0.4%
DaimlerChrysler North America Holdings Corp. 6.400%, 05/15/06	$600,000	$602,976
7.750%, 01/18/11	2,600,000	2,844,730
8.000%, 06/15/10 (a)	350,000	382,973

		3,830,679

Beverages—0.2%
Anheuser Busch Cos., Inc. 5.000%, 01/15/15	1,950,000	1,940,265
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	347,320
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	361,074

		2,648,659

Capital Markets—1.3%
Bear Stearns Co., Inc. 5.700%, 01/15/07	500,000	504,130
5.700%, 11/15/14	900,000	926,491
7.800%, 08/15/07	250,000	261,183
Donaldson Lufkin & Jenrette 6.500%, 06/01/08	300,000	310,511
JPMorgan Chase & Co. 5.250%, 05/30/07	500,000	502,527
5.350%, 03/01/07	350,000	351,927
6.750%, 02/01/11 (a)	250,000	267,890
Lehman Brothers Holdings, Inc. 3.600%, 03/13/09	4,250,000	4,089,694
Merrill Lynch & Co. 6.375%, 10/15/08	250,000	259,535
6.500%, 07/15/18	200,000	219,098
Morgan Stanley 7.250%, 04/01/32	1,150,000	1,378,107
Paine Webber Group, Inc. 6.550%, 04/15/08	340,000	351,889
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,000,000	1,028,964
6.125%, 02/15/33	2,075,000	2,177,752
6.650%, 05/15/09	750,000	788,351

		13,418,049

Chemicals—0.3%
Chevron Phillips Chemical Co., LLC 5.375%, 06/15/07	2,000,000	2,004,722
E. I. du Pont de Nemours 6.875%, 10/15/09	300,000	319,152
Praxair, Inc. 6.625%, 10/15/07	500,000	515,316
Rohm & Haas Co. 7.400%, 07/15/09	60,000	64,729

		2,903,919

*See accompanying notes to financial statements.

MSF-332

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—2.7%
ABN-AMRO Bank NV (New York Branch) 7.125%, 10/15/93	$500,000	$598,101
7.750%, 05/15/23	230,000	286,738
American General Finance Corp. 5.375%, 10/01/12	1,000,000	1,004,239
Associates Corp. North America 6.250%, 11/01/08	600,000	620,949
6.950%, 11/01/18	1,700,000	1,955,309
Bank of America Corp. 4.750%, 08/15/13	1,000,000	976,883
5.125%, 11/15/14	1,000,000	996,120
5.250%, 02/01/07	500,000	502,156
7.400%, 01/15/11	300,000	330,572
7.800%, 02/15/10	150,000	165,744
Bank One Corp. 2.625%, 06/30/08	3,575,000	3,386,664
5.500%, 03/26/07	500,000	503,982
7.600%, 05/01/07	1,500,000	1,552,052
Bank One Texas 6.250%, 02/15/08	800,000	820,463
Chase Manhattan Corp. 7.125%, 02/01/07	151,000	154,570
Equitable Cos., Inc. 6.500%, 04/01/08	250,000	258,283
Fleet National Bank 5.750%, 01/15/09	500,000	511,974
FleetBoston Financial Corp. 4.875%, 12/01/06	500,000	500,168
Heller Financial, Inc. 6.375%, 03/15/06	1,500,000	1,505,071
7.375%, 11/01/09	350,000	380,526
MBNA America National Bank 7.125%, 11/15/12	1,000,000	1,113,672
Mellon Funding Corp. 6.400%, 05/14/11	250,000	265,901
SunTrust Bank (Atlanta) 7.250%, 09/15/06	500,000	506,165
Wachovia Bank National Association 4.800%, 11/01/14	3,100,000	3,015,156
Wachovia Corp. 4.950%, 11/01/06	500,000	500,039
Wells Fargo & Co. 5.000%, 11/15/14	2,000,000	1,982,414
5.125%, 02/15/07	500,000	501,551
5.125%, 09/01/12	500,000	502,649
5.900%, 05/21/06	300,000	301,163
Wells Fargo Bank N.A. 4.750%, 02/09/15	3,065,000	2,978,958

		28,678,232

Commercial Mortgage-Backed Securities—4.2%
Bear Stearns Commercial Mortgage Securities, Inc. 5.610%, 11/15/33	500,000	513,205
6.480%, 02/15/35	500,000	530,700

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
7.080%, 06/15/09	$800,000	$847,403
7.780%, 02/15/32	200,000	218,043
7.890%, 02/15/32 (b)	1,000,000	1,101,201
Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	239,866	247,371
Citigroup Commercial Mortage Trust 5.291%, 04/15/40 (b)	1,000,000	1,017,404
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.224%, 07/15/44	2,000,000	2,020,845
Credit Suisse First Boston Mortgage 3.382%, 05/15/38	2,000,000	1,876,170
5.100%, 08/15/15	3,000,000	2,986,218
First Union Commercial Mortgage Trust 6.070%, 10/15/35	479,031	490,444
First Union Lehman Brothers Commercial Mortgage Trust 6.560%, 11/18/35	407,550	418,760
Greenwich Capital Commercial Funding Corp. 4.022%, 01/05/36	2,210,000	2,147,098
4.305%, 08/10/42	2,000,000	1,951,985
5.317%, 06/10/36 (b)	1,000,000	1,010,087
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	4,523,471	4,376,124
4.275%, 01/12/37	1,291,218	1,263,120
6.044%, 11/15/35	1,000,000	1,022,976
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27	1,650,000	1,589,219
4.367%, 03/15/36	3,000,000	2,846,969
6.462%, 03/15/31	500,000	535,777
6.653%, 11/15/27	2,000,000	2,142,133
Lehman Brothers Commercial Conduit Mortgage Trust 6.210%, 10/15/35	250,000	257,168
Morgan Stanley Capital I, Inc. 4.989%, 08/13/42	1,000,000	986,281
6.540%, 07/15/30	760,138	782,018
6.550%, 03/15/30	529,576	542,862
Morgan Stanley Dean Witter Capital I Trust 4.800%, 09/15/37	500,000	494,750
7.200%, 10/15/33	700,000	754,441
Salomon Brothers Commercial Mortgage Trust 5.045%, 03/18/36	500,000	495,684
6.428%, 12/18/35	1,000,000	1,056,959
Structured Asset Securities Corp. 6.950%, 03/12/07	400,000	409,122
Trizechahn Office Properties Trust (144A) 6.211%, 03/15/13	1,000,000	1,024,061
Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (b)	3,000,000	2,979,979
6.287%, 04/15/34	1,445,000	1,531,636

*See accompanying notes to financial statements.

MSF-333

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank National Association 4.875%, 02/01/15	$3,000,000	$2,923,805

		45,392,018

Commercial Services & Supplies—0.1%
USA Waste Services, Inc. 7.000%, 07/15/28	1,265,000	1,421,422

Communications Equipment—0.1%
Motorola, Inc. 6.500%, 11/15/28	900,000	986,117
7.625%, 11/15/10 (a)	135,000	150,444

		1,136,561

Consumer Finance—0.5%
Household Finance Corp. 4.750%, 05/15/09	2,500,000	2,472,725
5.750%, 01/30/07	500,000	504,489
7.000%, 05/15/12	100,000	109,427
8.000%, 07/15/10	300,000	333,546
SLM Corp. 5.050%, 11/14/14	1,950,000	1,921,253

		5,341,440

Diversified Financial Services—3.0%
AXA Financial, Inc. 7.750%, 08/01/10	500,000	552,841
Bell Atlantic Financial Services, Inc. 7.600%, 03/15/07	300,000	308,974
BellSouth Capital Funding Corp. 7.750%, 02/15/10	750,000	821,490
7.875%, 02/15/30	250,000	302,295
Boeing Capital Corp. 5.650%, 05/15/06 (a)	173,000	173,771
CIT Group, Inc. 7.750%, 04/02/12	2,050,000	2,321,186
Citigroup, Inc. 3.500%, 02/01/08	500,000	486,780
5.750%, 05/10/06	2,000,000	2,007,160
6.200%, 03/15/09	750,000	778,951
7.250%, 10/01/10	250,000	272,928
Countrywide Funding Corp. 5.625%, 05/15/07	500,000	503,716
Devon Financing Corp. 6.875%, 09/30/11 (a)	1,900,000	2,074,947
Duke Capital 7.500%, 10/01/09	3,925,000	4,221,422
General Electric Capital Corp. 5.375%, 03/15/07	400,000	402,621
5.450%, 01/15/13	1,800,000	1,843,808
6.000%, 06/15/12	1,000,000	1,054,048
6.750%, 03/15/32 (a)	2,300,000	2,695,445
7.500%, 08/21/35	100,000	127,446

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
National Rural Utilities Cooperative Finance Corp. 6.200%, 02/01/08	$1,000,000	$1,026,162
8.000%, 03/01/32	300,000	397,088
RBS Capital Trust II 6.425%, 12/29/49 (b)	1,375,000	1,449,442
Southern Co. Capital Funding 5.300%, 02/01/07	500,000	502,050
Sprint Capital Corp. 6.900%, 05/01/19	1,500,000	1,650,232
7.625%, 01/30/11	400,000	440,898
8.375%, 03/15/12 (a)	3,350,000	3,884,627
Unilever Capital Corp. 7.125%, 11/01/10	300,000	327,698
Verizon Global Funding Corp. 7.750%, 12/01/30	1,560,000	1,852,912

		32,480,938

Diversified Telecommunication Services—0.7%
Alltel Corp. 6.800%, 05/01/29	500,000	553,691
7.875%, 07/01/32	500,000	612,643
AT&T Broadband Corp. 8.375%, 03/15/13	976,000	1,130,937
BellSouth Corp. 6.550%, 06/15/34	1,850,000	1,971,488
SBC Communications, Inc. 5.750%, 05/02/06	300,000	300,759
5.875%, 02/01/12	2,400,000	2,473,451
Verizon New England, Inc. 6.500%, 09/15/11	400,000	412,386
Verizon New York, Inc. 7.375%, 04/01/32	500,000	527,753

		7,983,108

Electric Utilities—0.9%
Consolidated Edison Co. of New York, Inc. 6.450%, 12/01/07	150,000	154,190
7.500%, 09/01/10	1,000,000	1,107,131
Duke Energy Co. 6.250%, 01/15/12	500,000	527,183
Exelon Corp. 5.625%, 06/15/35	1,500,000	1,404,489
Exelon Generation Co., LLC 6.950%, 06/15/11	300,000	323,041
Oncor Electric Delivery Co. 7.000%, 05/01/32 (a)	950,000	1,080,005
Progress Energy, Inc. 7.100%, 03/01/11	2,600,000	2,805,192
PSE&G Power, LLC 7.750%, 04/15/11	500,000	553,635
8.625%, 04/15/31	1,000,000	1,308,625
Virginia Electric & Power Co. 5.375%, 02/01/07	400,000	401,743

		9,665,234

*See accompanying notes to financial statements.

MSF-334

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	$750,000	$802,726

Federal Agencies—45.1%
Federal Home Loan Bank 3.375%, 02/23/07	13,500,000	13,300,367
4.250%, 11/13/09	1,500,000	1,474,870
4.375%, 03/17/10	3,000,000	2,962,834
5.000%, 08/01/35	8,924,235	8,639,086
5.000%, 09/01/35	4,963,050	4,804,170
5.250%, 06/18/14 (a)	9,500,000	9,804,678
5.500%, 12/01/35	7,500,000	7,431,777
Federal Home Loan Mortgage Corp. 3.500%, 09/15/07	6,500,000	6,380,377
3.875%, 06/15/08 (a)	4,000,000	3,926,848
4.000%, 08/17/07 (a)	9,000,000	8,904,340
4.000%, 12/15/09 (a)	2,000,000	1,948,858
4.000%, 06/01/19	2,493,794	2,379,571
4.250%, 07/15/09 (a)	8,630,000	8,502,985
4.500%, 01/15/15	3,000,000	2,943,403
4.500%, 09/01/18	3,539,921	3,453,405
4.500%, 10/01/18	5,287,803	5,157,294
4.500%, 04/01/19	7,786,265	7,588,884
4.500%, 06/01/19	4,084,494	3,980,968
4.500%, 08/01/19	1,180,096	1,150,100
4.500%, 11/01/35 (b)	2,991,845	2,814,754
5.000%, 05/01/18	9,653,724	9,572,752
5.000%, 12/01/18	2,210,403	2,191,863
5.000%, 06/01/19	3,775,653	3,741,645
5.000%, 10/01/33	4,485,120	4,357,798
5.000%, 03/01/34	2,559,743	2,483,183
5.000%, 10/01/35	3,955,061	3,828,449
5.000%, TBA	6,000,000	5,806,872
5.500%, 11/01/17	1,586,213	1,596,461
5.500%, 05/01/29	1,627,374	1,617,658
5.500%, 06/01/34	5,105,348	5,063,870
5.500%, 10/01/35	4,920,987	4,876,223
5.500%, TBA	4,500,000	4,457,813
6.000%, 04/01/16	107,032	109,143
6.000%, 05/01/17	1,517,383	1,547,363
6.000%, 11/01/28	124,122	125,544
6.000%, 12/01/28	86,428	87,418
6.000%, 02/01/29	249,461	252,310
6.000%, 04/01/29	73,841	74,684
6.000%, 05/01/29	30,519	30,867
6.000%, 06/01/31	39,045	39,480
6.000%, 07/01/31	13,594	13,746
6.000%, 08/01/31	271,158	274,174
6.000%, 09/01/31	607,399	614,156
6.000%, 04/01/32	1,602,185	1,619,553
6.000%, 11/01/32	506,103	511,590
6.000%, 06/01/34	1,828,494	1,846,085
6.000%, 11/01/35	1,998,099	2,017,464
6.250%, 07/15/32	1,000,000	1,191,262
6.500%, 10/01/29	39,090	40,190

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.500%, 02/01/30	$68,258	$70,179
6.500%, 08/01/31	130,763	134,354
6.500%, 10/01/31	45,292	46,536
6.500%, 11/01/31	290,924	298,915
6.500%, 03/01/32	3,425,186	3,517,311
6.500%, 04/01/32	2,779,328	2,854,082
6.750%, 03/15/31	965,000	1,211,844
7.000%, 03/15/10	2,875,000	3,119,955
7.000%, 06/01/11	54,444	56,044
7.000%, 12/01/15	76,696	78,826
7.000%, 12/01/27	13,490	14,058
7.000%, 11/01/28	38,524	40,120
7.000%, 04/01/29	31,353	32,670
7.000%, 05/01/29	13,701	14,277
7.000%, 06/01/29	44,179	46,036
7.000%, 07/01/29	21,088	21,974
7.000%, 01/01/31	461,287	480,396
7.000%, 12/01/31	52,799	54,986
7.500%, 03/01/16	132,888	139,568
7.500%, 08/01/24	119,792	125,694
7.500%, 11/01/24	35,890	37,659
7.500%, 10/01/27	85,227	89,314
7.500%, 10/01/29	120,080	125,764
7.500%, 05/01/30	73,622	77,078
8.000%, 02/01/27	25,135	27,041
8.000%, 10/01/28	47,337	50,928
Federal National Mortgage Association 2.375%, 02/15/07	21,165,000	20,628,414
3.250%, 08/15/08	3,025,000	2,920,670
3.250%, 02/15/09	6,000,000	5,751,284
4.000%, 04/01/19	2,493,656	2,384,033
4.000%, 05/01/19	4,709,516	4,493,089
4.000%, 01/01/20	3,228,455	3,081,615
4.125%, 04/15/14	7,350,000	7,027,475
4.500%, 07/01/18	6,207,330	6,054,313
4.500%, 05/01/19	1,599,717	1,559,033
4.500%, 08/01/33	1,737,090	1,642,641
4.500%, 10/01/33	3,302,608	3,122,004
4.500%, 04/01/34	2,624,516	2,477,121
4.750%, 01/02/07	5,500,000	5,497,594
5.000%, 06/01/18	1,698,521	1,683,321
5.000%, 01/01/19	2,107,384	2,087,867
5.000%, 02/01/20	3,606,852	3,567,738
5.000%, 02/01/24	3,131,893	3,057,746
5.000%, 09/01/25	2,947,342	2,877,092
5.000%, 07/01/33	2,394,592	2,328,933
5.000%, 08/01/33	3,898,344	3,791,453
5.000%, 09/01/33	3,144,628	3,057,903
5.000%, 10/01/33	11,623,072	11,308,345
5.000%, 03/01/34	3,535,903	3,438,950
5.000%, 04/01/34	8,629,714	8,384,697
5.000%, 05/01/34	2,669,911	2,592,198
5.000%, 09/01/34	6,009,436	5,835,086
5.000%, 02/01/35	4,946,401	4,798,203
5.000%, 04/01/35	2,923,600	2,832,352
5.000%, 05/01/35	1,941,932	1,881,121

*See accompanying notes to financial statements.

MSF-335

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.000%, 11/01/35	$2,983,645	$2,890,213
5.500%, 03/15/11	950,000	981,799
5.500%, 11/01/17	2,134,106	2,148,329
5.500%, 02/01/18	805,834	810,708
5.500%, 04/01/18	4,138,155	4,163,185
5.500%, 07/01/23	1,865,599	1,865,969
5.500%, 01/01/24	973,175	969,586
5.500%, 07/01/24	3,142,996	3,138,824
5.500%, 10/01/32	1,137,719	1,129,853
5.500%, 02/01/33	2,774,255	2,752,532
5.500%, 03/01/33	5,390,764	5,348,552
5.500%, 05/01/33	10,078,986	10,000,063
5.500%, 08/01/33	7,167,478	7,111,354
5.500%, 10/01/33	1,128,232	1,119,958
5.500%, 12/01/33	9,130,503	9,059,007
5.500%, 02/01/34	4,689,795	4,648,363
5.500%, 03/01/34	2,497,235	2,475,174
5.500%, 04/01/34	1,866,289	1,849,801
5.500%, 05/01/34	2,914,843	2,889,092
5.500%, 09/01/34	3,500,414	3,469,759
5.500%, 12/01/34	9,347,393	9,265,010
5.500%, 01/01/35	2,591,302	2,568,609
5.500%, 02/01/35	5,540,141	5,491,197
5.500%, 04/01/35	3,656,797	3,621,753
5.500%, 06/01/35	10,458,366	10,356,631
5.500%, 06/13/35 (b)	2,842,181	2,831,683
6.000%, 09/01/13	1,652,163	1,687,156
6.000%, 10/01/13	935,445	955,258
6.000%, 03/01/14	191,857	195,925
6.000%, 06/01/14	31,385	32,051
6.000%, 07/01/14	122,802	125,406
6.000%, 09/01/14	55,916	57,102
6.000%, 09/01/17	1,731,398	1,768,162
6.000%, 08/01/28	81,653	82,532
6.000%, 11/01/28	17,096	17,280
6.000%, 12/01/28	15,867	16,037
6.000%, 06/01/31	210,536	212,731
6.000%, 09/01/32	1,557,726	1,573,513
6.000%, 01/01/33	622,131	628,436
6.000%, 02/01/33	1,181,756	1,192,245
6.000%, 03/01/33	2,601,586	2,624,678
6.000%, 04/01/33	1,881,597	1,898,298
6.000%, 05/01/33	3,228,480	3,257,136
6.000%, 05/01/34	3,802,871	3,842,575
6.000%, 09/01/34	4,121,845	4,158,460
6.000%, 11/01/34	7,178,043	7,241,807
6.000%, 01/01/35	3,178,970	3,207,517
6.210%, 08/06/38	300,000	357,241
6.500%, 01/01/13	32,039	32,913
6.500%, 04/01/13	2,880	2,958
6.500%, 06/01/13	134,139	137,800
6.500%, 07/01/13	1,867	1,918
6.500%, 06/01/14	65,894	67,697
6.500%, 04/01/17	5,007,181	5,144,060
6.500%, 05/01/28	645,400	664,098
6.500%, 12/01/28	1,278,550	1,315,592

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.500%, 03/01/29	$47,739	$49,107
6.500%, 04/01/29	271,051	278,819
6.500%, 05/01/29	31,911	32,826
6.500%, 08/01/29	9,054	9,313
6.500%, 05/01/30	400,927	412,417
6.500%, 09/01/31	154,482	158,811
6.500%, 02/01/32	46,731	48,843
6.500%, 06/01/32	474,519	487,534
6.500%, 09/01/33	1,155,362	1,183,937
6.500%, 10/01/33	993,932	1,018,514
6.500%, 10/01/34	3,573,996	3,662,390
6.625%, 11/15/10	3,400,000	3,672,488
6.625%, 11/15/30 (a)	2,450,000	3,027,003
7.000%, 04/01/12	59,311	61,048
7.000%, 02/01/14	60,155	61,916
7.000%, 10/01/21	144,366	151,164
7.000%, 06/01/26	3,282	3,426
7.000%, 06/01/28	110,709	115,408
7.000%, 09/01/29	134,062	139,846
7.000%, 10/01/29	96,225	100,376
7.000%, 12/01/29	7,592	7,920
7.000%, 01/01/32	792,599	826,235
7.000%, 04/01/32	154,780	161,240
7.000%, 06/01/32	675,360	703,544
7.250%, 05/15/30	2,675,000	3,534,372
7.500%, 08/01/15	49,425	51,974
7.500%, 09/01/25	36,138	37,898
7.500%, 06/01/26	39,408	41,325
7.500%, 09/01/27	4,447	4,661
7.500%, 11/01/27	2,034	2,132
7.500%, 03/01/28	27,912	29,240
7.500%, 08/01/28	1,301	1,363
7.500%, 07/01/29	97,156	101,845
7.500%, 10/01/29	36,465	38,194
7.500%, 07/01/30	7,188	7,529
8.000%, 10/01/26	2,558	2,753
8.000%, 11/01/29	1,547	1,662
8.000%, 05/01/30	42,513	45,682
8.000%, 11/01/30	30,824	33,121
8.000%, 01/01/31	26,477	28,444
8.000%, 02/01/31	53,202	57,168
Government National Mortgage Association 6.000%, 01/15/29	59,680	61,076
6.000%, 01/15/33	1,860,475	1,903,820
6.500%, 05/15/23	15,757	16,432
6.500%, 02/15/27	257,632	268,620
6.500%, 07/15/28	58,863	61,370
6.500%, 08/15/28	92,646	96,591
6.500%, 11/15/28	65,251	68,030
6.500%, 12/15/28	21,564	22,482
6.500%, 07/15/29	25,732	26,826
6.500%, 06/20/31	216,743	224,396
6.500%, 07/15/32	444,806	463,623
7.000%, 04/15/27	494	519
7.000%, 01/15/28	17,247	18,120

*See accompanying notes to financial statements.

MSF-336

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
7.000%, 04/15/28	$20,397	$21,430
7.000%, 05/15/28	50,669	53,235
7.000%, 06/15/28	39,362	41,355
7.000%, 10/15/28	30,445	31,986
7.000%, 06/15/29	20,761	21,813
7.000%, 09/15/29	46,530	48,888
7.000%, 01/15/31	1,696	1,782
7.000%, 03/15/31	59,472	62,475
7.000%, 08/15/31	466,414	489,969
7.000%, 02/15/32	341,659	358,873
7.000%, 07/15/32	256,711	269,646
7.500%, 02/20/28	23,138	24,244
7.500%, 08/15/29	45,269	47,728
7.500%, 04/15/30	30,893	32,570
8.000%, 09/15/16	6,643	7,093
8.000%, 08/15/26	12,505	13,450
8.000%, 09/15/26	22,877	24,605
8.000%, 05/15/27	12,975	13,954
8.000%, 06/15/29	85,357	91,784
9.000%, 11/15/24	72,504	79,003
Tennessee Valley Authority 6.000%, 03/15/13	1,000,000	1,071,993

		482,355,940

Food & Staples Retailing—0.4%
Kroger Co. 5.500%, 02/01/13 (a)	950,000	935,789
Safeway, Inc. 6.150%, 03/01/06	750,000	750,287
Wal-Mart Stores, Inc. 4.550%, 05/01/13	2,075,000	2,024,443
6.875%, 08/10/09	500,000	532,580

		4,243,099

Food Products—0.7%
Archer-Daniels-Midland Co. 8.875%, 04/15/11	200,000	235,584
Campbell Soup Co. 5.500%, 03/15/07 (a)	400,000	402,454
ConAgra Foods, Inc. 6.000%, 09/15/06	500,000	503,462
Fred Meyer, Inc. 7.450%, 03/01/08	300,000	312,623
General Mills, Inc. 5.125%, 02/15/07	400,000	400,721
6.000%, 02/15/12	2,000,000	2,087,180
Kellogg Co. 6.600%, 04/01/11	2,700,000	2,890,593
Kraft Foods, Inc. 6.250%, 06/01/12	900,000	949,486

		7,782,103

Security Description	Face Amount	Value*

Foreign Government—2.0%
Government of Canada 6.750%, 08/28/06	$1,500,000	$1,522,052
Province of Nova Scotia 9.250%, 03/01/20	250,000	353,962
Province of Ontario 5.125%, 07/17/12 (a)	2,000,000	2,041,555
5.500%, 10/01/08	300,000	306,009
Province of Quebec 4.875%, 05/05/14 (a)	1,925,000	1,925,635
7.500%, 07/15/23 (a)	350,000	442,228
Republic of Italy 4.500%, 01/21/15 (a)	2,975,000	2,884,660
5.250%, 04/05/06	500,000	500,916
5.625%, 06/15/12	3,650,000	3,786,473
6.000%, 05/29/08	300,000	308,715
Republic of Korea 8.875%, 04/15/08 (a)	200,000	217,984
United Mexican States 8.000%, 09/24/22 (a)	2,200,000	2,717,000
8.375%, 01/14/11	250,000	285,375
9.875%, 01/15/07	3,100,000	3,265,850
9.875%, 02/01/10 (a)	500,000	586,000

		21,144,414

Health Care Providers & Services—0.2%
Anthem, Inc. 6.800%, 08/01/12	2,200,000	2,410,764

Household Durables—0.1%
Centex Corp. 7.500%, 01/15/12	500,000	543,055

Industrial Conglomerates—0.1%
General Electric Co. 5.000%, 02/01/13	930,000	928,357
Honeywell International, Inc. 7.500%, 03/01/10	300,000	329,267

		1,257,624

Insurance—0.5%
Allstate Corp. 6.125%, 02/15/12	2,750,000	2,898,214
6.900%, 05/15/38	150,000	174,888
American General Capital II 8.500%, 07/01/30	250,000	333,961
Chubb Corp. 6.000%, 11/15/11	350,000	366,343
GE Global Insurance Holding Corp. 7.500%, 06/15/10	500,000	545,167
Hartford Financial Services Group, Inc. 6.375%, 11/01/08	105,000	108,915
Hartford Life, Inc. 7.650%, 06/15/27	780,000	964,386

		5,391,874

*See accompanying notes to financial statements.

MSF-337

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Leisure Equipment & Products—0.0%
Carnival Corp. 6.150%, 04/15/08	$500,000	$512,035

Machinery—0.1%
Caterpillar, Inc. 7.250%, 09/15/09	250,000	269,738
Deere & Co. 6.950%, 04/25/14 (a)	850,000	956,082
7.850%, 05/15/10 (a)	300,000	333,660

		1,559,480

Media—1.3%
AOL Time Warner, Inc. 6.150%, 05/01/07	4,650,000	4,705,649
7.625%, 04/15/31	300,000	333,448
Belo Corp. 8.000%, 11/01/08	500,000	531,494
Clear Channel Communications, Inc. 6.000%, 11/01/06	600,000	604,893
Comcast Cable Communications 8.375%, 05/01/07	250,000	260,717
Comcast Corp. 5.300%, 01/15/14	1,445,000	1,415,452
5.650%, 06/15/35	1,500,000	1,371,474
Cox Communications, Inc. 7.750%, 11/01/10	250,000	271,342
News America, Inc. 6.550%, 03/15/33 (a)	1,950,000	2,005,616
The Walt Disney Co. 6.375%, 03/01/12	200,000	212,145
6.750%, 03/30/06	1,000,000	1,004,768
Time Warner Entertainment Co., L.P. 7.250%, 09/01/08	250,000	262,192
Time Warner, Inc. 9.125%, 01/15/13	418,000	495,007

		13,474,197

Metals & Mining—0.2%
Alcoa, Inc. 5.375%, 01/15/13 (a)	1,000,000	1,011,989
6.000%, 01/15/12	400,000	418,728
6.500%, 06/01/11	300,000	319,909

		1,750,626

Office Electronics—0.2%
International Business Machines Corp. 4.750%, 11/29/12 (a)	1,000,000	990,721
7.500%, 06/15/13	1,000,000	1,154,697
8.375%, 11/01/19	425,000	550,995

		2,696,413

Oil, Gas & Consumable Fuels—0.4%
Atlantic Richfield Co. 5.900%, 04/15/09	300,000	310,999
Conoco, Inc. 6.950%, 04/15/29 (a)	300,000	361,971
Enterprise Products Operations, L.P. 5.000%, 03/01/15 (a)	2,000,000	1,906,554

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Occidental Petroleum Corp. 7.375%, 11/15/08	$300,000	$320,874
Phillips Petroleum Co. 6.375%, 03/30/09	300,000	314,746
Southern California Gas Co. 4.800%, 10/01/12	1,000,000	988,828
Transocean Sedco Forex, Inc. 7.500%, 04/15/31	300,000	378,362

		4,582,334

Paper & Forest Products—0.2%
International Paper Co. 6.875%, 04/15/29	250,000	256,429
MeadWestvaco Corp. 6.850%, 04/01/12	1,000,000	1,064,542
Weyerhaeuser Co. 7.375%, 03/15/32	500,000	555,151

		1,876,122

Personal Products—0.3%
Procter & Gamble Co. 4.950%, 08/15/14	2,000,000	1,997,218
6.450%, 01/15/26	200,000	227,573
6.875%, 09/15/09	850,000	911,186

		3,135,977

Pharmaceuticals—0.4%
Abbott Laboratories 5.625%, 07/01/06	300,000	301,394
Johnson & Johnson 6.950%, 09/01/29 (a)	250,000	312,221
Merck & Co., Inc. 5.950%, 12/01/28	300,000	306,317
Wyeth 5.500%, 02/01/14	3,000,000	3,039,040

		3,958,972

Real Estate—0.6%
EOP Operating, L.P. 4.750%, 03/15/14	4,050,000	3,828,414
5.875%, 01/15/13	1,500,000	1,528,988
8.375%, 03/15/06	1,000,000	1,006,846

		6,364,248

Road & Rail—0.3%
Burlington Northern Santa Fe Corp. 5.900%, 07/01/12	1,000,000	1,047,210
CSX Corp. 6.750%, 03/15/11	200,000	214,695
7.450%, 05/01/07	300,000	309,523
7.900%, 05/01/17 (a)	500,000	600,661
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	143,947
6.200%, 04/15/09	350,000	363,082
7.250%, 02/15/31	156,000	189,927

		2,869,045

Specialty Retail—0.1%
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,182,874

*See accompanying notes to financial statements.

MSF-338

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Thrifts & Mortgage Finance—0.0%
Washington Mutual, Inc. 5.625%, 01/15/07	$500,000	$503,453

U.S. Treasury—25.5%
United States Treasury Bonds 5.250%, 11/15/28 (a)	2,700,000	2,946,942
5.375%, 02/15/31 (a)	2,225,000	2,500,700
5.500%, 08/15/28 (a)	2,420,000	2,723,032
6.125%, 11/15/27 (a)	3,950,000	4,769,388
6.250%, 08/15/23 (a)	7,750,000	9,256,367
6.500%, 11/15/26 (a)	1,000,000	1,250,400
7.125%, 02/15/23 (a)	3,030,000	3,920,759
7.250%, 08/15/22 (a)	2,000,000	2,605,640
7.625%, 11/15/22 (a)	5,600,000	7,557,760
7.875%, 02/15/21 (a)	2,650,000	3,587,438
8.125%, 08/15/19 (a)	1,895,000	2,571,496
8.500%, 02/15/20	1,400,000	1,964,732
8.875%, 02/15/19 (a)	10,215,000	14,528,080
9.125%, 05/15/18 (a)	1,600,000	2,288,896
9.250%, 02/15/16 (a)	1,375,000	1,906,465
United States Treasury Notes 2.625%, 11/15/06 (a)	7,700,000	7,581,805
3.125%, 01/31/07 (a)	7,500,000	7,395,000
3.125%, 05/15/07 (a)	16,680,000	16,392,104
3.250%, 08/15/08 (a)	3,000,000	2,917,770
3.375%, 02/28/07 (a)	7,000,000	6,914,460
3.375%, 02/15/08 (a)	20,730,000	20,305,241
3.375%, 11/15/08 (a)	15,820,000	15,395,455
3.375%, 10/15/09 (a)	5,000,000	4,829,600
3.500%, 11/15/09 (a)	4,000,000	3,877,600
3.500%, 12/15/09 (a)	4,000,000	3,876,400
3.625%, 06/30/07 (a)	6,000,000	5,932,200
3.625%, 07/15/09 (a)	4,420,000	4,312,815
3.625%, 01/15/10 (a)	4,000,000	3,892,040
3.625%, 06/15/10 (a)	16,200,000	15,725,340
3.875%, 05/15/09 (a)	4,000,000	3,937,188
4.000%, 09/30/07 (a)	4,000,000	3,972,560
4.000%, 04/15/10 (a)	6,000,000	5,914,080
4.000%, 11/15/12 (a)	7,250,000	7,093,958
4.250%, 08/15/13 (a)	14,380,000	14,257,770
4.250%, 11/15/13 (a)	1,600,000	1,585,360
4.250%, 08/15/14 (a)	6,730,000	6,660,008
4.250%, 11/15/14 (a)	2,000,000	1,977,740
4.250%, 08/15/15 (a)	3,000,000	2,962,860
4.375%, 08/15/12 (a)	5,000,000	5,001,800
4.750%, 05/15/14 (a)	5,900,000	6,046,497
4.875%, 02/15/12 (a)	4,500,000	4,620,015
5.000%, 08/15/11 (a)	3,500,000	3,613,610
5.625%, 05/15/08 (a)	5,580,000	5,733,394
5.750%, 08/15/10 (a)	7,120,000	7,532,462
6.250%, 02/15/07 (a)	6,650,000	6,777,880
6.500%, 02/15/10 (a)	1,710,000	1,845,124

		273,258,231

Wireless Telecommunication Services—0.1%
AT&T Wireless Services, Inc. 8.125%, 05/01/12	500,000	577,738
8.750%, 03/01/31	300,000	397,625

Security Description	Face Amount	Value*

Wireless Telecommunication Services—(Continued)
Cingular Wireless, LLC 7.125%, 12/15/31 (a)	$100,000	$113,802

		1,089,165

Yankee—3.5%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	398,433
Asian Development Bank 4.875%, 02/05/07	4,650,000	4,664,165
BP Canada Finance Co. 3.375%, 10/31/07	500,000	488,551
British Telecommunications, Plc. 8.875%, 12/15/30 (b)	1,000,000	1,341,730
Burlington Resources Finance Co. 5.700%, 03/01/07	600,000	606,063
Conoco Funding Co. 6.350%, 10/15/11	500,000	535,614
Deutsche Telekom International Finance 8.250%, 06/15/30 (b)	1,000,000	1,271,869
Encana Corp. 4.750%, 10/15/13	2,000,000	1,961,709
HSBC Holdings, Plc. 5.250%, 12/12/12	5,050,000	5,090,983
7.500%, 07/15/09	2,200,000	2,374,726
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,613,259
8.400%, 01/15/22	1,000,000	1,352,838
Intermediate American Development Bank 5.375%, 11/18/08	700,000	714,788
6.800%, 10/15/25	500,000	596,944
7.000%, 06/15/25	200,000	245,332
8.875%, 06/01/09	400,000	453,313
International Bank for Reconstruction & Development 4.375%, 09/28/06	1,000,000	998,628
8.875%, 03/01/26	535,000	783,079
KFW International Finance, Inc. 4.750%, 01/24/07	500,000	500,537
8.000%, 02/15/10	1,000,000	1,122,226
Korea Development Bank 5.750%, 09/10/13 (a)	2,000,000	2,071,830
Kreditanstalt Fuer Wiederaufbank 3.375%, 01/23/08	2,475,000	2,415,419
National Australia Bank, Ltd. 6.600%, 12/10/07	350,000	360,537
Norsk Hydro A/S 6.700%, 01/15/18	300,000	339,907
6.800%, 01/15/28	1,350,000	1,593,245
Telefonica Europe BV 8.250%, 09/15/30	1,000,000	1,240,667
Tyco International Group S.A. 6.875%, 01/15/29	1,275,000	1,380,989
Vodafone Airtouch, Plc. 7.750%, 02/15/10	1,150,000	1,260,958

		37,778,339

Total Fixed Income (Identified Cost $1,060,783,219)		1,056,884,305

*See accompanying notes to financial statements.

MSF-339

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2005

Short Term Investments—1.2%

Security Description	Face Amount	Value*

Discount Notes—1.2%
Federal Home Loan Bank 3.350%, 01/03/06	$12,600,000	$12,597,655

Total Short Term Investments (Amortized Cost $12,597,655)		12,597,655

Total Investments—99.9% (Identified Cost $1,073,380,874) (c)		1,069,481,960
Other assets less liabilities		887,894

Total Net Assets—100%		$1,070,369,854

(a)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $262,027,614 and the collateral received consisted of cash in the amount of $258,402,716 and securities with a market value of $9,128,275.
(b)	Variable or floating rate security. Rate disclosed is as of December 31, 2005.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $1,079,352,901 and the composition of unrealized appreciation and depreciation of investment securities was $2,954,407 and $(12,825,348), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, the market value of 144A securities was $2,295,061, which is 0.2% of total net assets.

*See accompanying notes to financial statements.

MSF-340

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$1,069,481,960
Cash		118,666
Collateral for securities loaned		267,530,991
Receivable for:
Securities sold		4,499,750
Fund shares sold		4,716,069
Accrued interest		10,491,850

Total Assets		1,356,839,286
Liabilities
Payable for:
Fund shares redeemed	$681,565
Securities purchased	17,803,174
Return of collateral for securities loaned	267,530,991
Accrued expenses:
Management fees	218,869
Service and distribution fees	97,766
Other expenses	137,067

Total Liabilities		286,469,432

Net Assets		$1,070,369,854

Net assets consists of:
Capital paid in		$1,040,047,814
Undistributed net investment income		46,714,452
Accumulated net realized losses		(12,493,498)
Unrealized depreciation on investments		(3,898,914)

Net Assets		$1,070,369,854

Computation of offering price:
Class A
Net asset value and redemption price per share ($524,877,879 divided by 48,541,462 shares outstanding)		$10.81

Class B
Net asset value and redemption price per share ($354,652,312 divided by 33,271,695 shares outstanding)		$10.66

Class E
Net asset value and redemption price per share ($190,839,663 divided by 17,726,609 shares outstanding)		$10.77

Identified cost of investments		$1,073,380,874

Statement of Operations

Year Ended December 31, 2005

Investment Income
Interest		$46,297,349 (a)

		46,297,349
Expenses
Management fees	$2,508,950
Service and distribution fees—Class B	667,808
Service and distribution fees—Class E	294,721
Directors’ fees and expenses	22,264
Custodian	267,158
Audit and tax services	20,705
Legal	26,487
Printing	259,241
Insurance	18,304
Miscellaneous	8,931

Total expenses	4,094,569
Management fee waivers	(41,497)	4,053,072

Net Investment Income		42,244,277

Realized and Unrealized Gain
Realized loss on:
Investments—net		(829,022)

Unrealized depreciation on:
Investments—net		(21,296,430)

Net loss		(22,125,452)

Net Increase in Net Assets From Operations		$20,118,825

(a)	Includes income on securities loaned of $304,498.

See accompanying notes to financial statements.

MSF-341

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$42,244,277	$34,354,438
Net realized gain (loss)	(829,022)	1,267,742
Unrealized depreciation	(21,296,430)	(2,275,194)

Increase in net assets from operations	20,118,825	33,346,986

From Distributions to Shareholders
Net investment income
Class A	(21,425,965)	(15,454,454)
Class B	(8,685,574)	(2,294,962)
Class E	(7,465,846)	(4,599,518)

Total distributions	(37,577,385)	(22,348,934)

Increase in net assets from capital share transactions	166,143,938	220,370,418

Total increase in net assets	148,685,378	231,368,470

Net Assets
Beginning of the period	921,684,476	690,316,006

End of the period	$1,070,369,854	$921,684,476

Undistributed Net Investment Income
End of the period	$46,714,452	$37,565,243

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	9,866,764	$106,886,054	14,092,053	$152,087,155
Reinvestments	2,011,828	21,425,965	1,451,122	15,454,454
Redemptions	(13,294,212)	(143,962,582)	(11,388,487)	(123,987,784)

Net increase (decrease)	(1,415,620)	$(15,650,563)	4,154,688	$43,553,825

Class B
Sales	20,869,536	$223,146,587	11,166,953	$119,722,237
Reinvestments	825,625	8,685,574	218,152	2,294,962
Redemptions	(4,151,285)	(44,267,125)	(2,507,939)	(26,951,090)

Net increase	17,543,876	$187,565,036	8,877,166	$95,066,109

Class E
Sales	2,038,741	$22,064,654	10,365,630	$111,521,521
Reinvestments	703,661	7,465,846	433,508	4,599,518
Redemptions	(3,270,738)	(35,301,035)	(3,169,955)	(34,370,555)

Net increase (decrease)	(528,336)	$(5,770,535)	7,629,183	$81,750,484

Increase derived from capital share transactions	15,599,920	$166,143,938	20,661,037	$220,370,418

See accompanying notes to financial statements.

MSF-342

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.02	$10.93	$11.17	$10.46	$9.90

Income from Investment Operations
Net investment income	0.49	0.46	0.45	0.47	0.54
Net realized and unrealized gain (loss) of investments	(0.27)	(0.02)	(0.06)	0.57	0.19

Total from investment operations	0.22	0.44	0.39	1.04	0.73

Less Distributions
Distributions from net investment income	(0.43)	(0.35)	(0.63)	(0.33)	(0.17)

Total distributions	(0.43)	(0.35)	(0.63)	(0.33)	(0.17)

Net Asset Value, End of Period	$10.81	$11.02	$10.93	$11.17	$10.46

Total Return (%)	2.1	4.1	3.6	10.2	7.4
Ratio of operating expenses to average net assets (%)	0.31	0.32	0.34	0.34	0.38
Ratio of net investment income to average net assets (%)	4.30	4.42	4.44	5.14	5.66
Portfolio turnover rate (%)	23	27	46	48	18
Net assets, end of period (000)	$524,878	$550,456	$500,629	$346,774	$254,357

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.87	$10.79	$11.04	$10.37	$9.93

Income from Investment Operations
Net investment income	0.36	0.36	0.40	0.38	0.38
Net realized and unrealized gain (loss) of investments	(0.16)	0.04	(0.04)	0.61	0.23

Total from investment operations	0.20	0.40	0.36	0.99	0.61

Less Distributions
Distributions from net investment income	(0.41)	(0.32)	(0.61)	(0.32)	(0.17)

Total distributions	(0.41)	(0.32)	(0.61)	(0.32)	(0.17)

Net Asset Value, End of Period	$10.66	$10.87	$10.79	$11.04	$10.37

Total Return (%)	1.9	3.8	3.4	9.9	6.1	(b)
Ratio of operating expenses to average net assets (%)	0.56	0.57	0.59	0.59	0.63	(c)
Ratio of net investment income to average net assets (%)	4.06	4.16	4.20	4.89	5.33	(c)
Portfolio turnover rate (%)	23	27	46	48	18
Net assets, end of period (000)	$354,652	$170,958	$73,938	$45,788	$16,276

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-343

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.97	$10.89	$11.14	$10.45	$9.97

Income from Investment Operations
Net investment income	0.46	0.44	0.52	0.45	0.02
Net realized and unrealized gain (loss) of investments	(0.25)	(0.02)	(0.15)	0.57	0.46

Total from investment operations	0.21	0.42	0.37	1.02	0.48

Less Distributions
Distributions from net investment income	(0.41)	(0.34)	(0.62)	(0.33)	0.00

Total distributions	(0.41)	(0.34)	(0.62)	(0.33)	0.00

Net Asset Value, End of Period	$10.77	$10.97	$10.89	$11.14	$10.45

Total Return (%)	2.0	3.9	3.5	10.1	4.8	(b)
Ratio of operating expenses to average net assets (%)	0.46	0.47	0.49	0.49	0.53	(c)
Ratio of net investment income to average net assets (%)	4.15	4.26	4.29	4.90	5.74	(c)
Portfolio turnover rate (%)	23	27	46	48	18
Net assets, end of period (000)	$190,840	$200,270	$115,749	$32,511	$87

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-344

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—93.6% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.4%
Alliant Techsystems, Inc. 8.500%, 05/15/11	$200,000	$210,000
DRS Technologies, Inc. 6.875%, 11/01/13	225,000	215,156
Goodrich Corp. 7.500%, 04/15/08	525,000	551,205
L-3 Communications Holdings, Inc. 7.625%, 06/15/12	375,000	394,688
Moog, Inc. 6.250%, 01/15/15	225,000	221,625
Sequa Corp. 9.000%, 08/01/09	525,000	557,813

		2,150,487

Airlines—0.0%
Continental Airlines, Inc. 6.541%, 09/15/08	52,518	49,884

Asset Backed—1.6%
Airplane Pass Through Trust 10.875%, 03/15/19 (a) (b)	246,925	0
Ameriquest Mortgage Securities, Inc. 5.579%, 11/25/34 (c)	590,000	600,055
Asset Backed Securities Corp. 6.269%, 04/15/33 (c)	500,000	504,065
Bear Stearns Asset Backed Securities (144A) 5.250%, 08/25/34	116,812	116,312
CMO Holdings II, Ltd. (144A) 6.500%, 01/25/34	1,539	1,538
Countrywide Asset Backed Certificates 5.629%, 06/25/34 (c)	800,000	811,328
Countrywide Asset Backed Certificates (144A) 5.500%, 10/25/35	108,319	107,953
First Consumers Master Trust 4.679%, 09/15/08 (c)	137,612	136,745
Green Tree Financial Corp. 7.070%, 01/15/29	703,204	726,437
Merrill Lynch Mortgage Investors, Inc. (144A) 5.000%, 09/25/35	433,520	429,644
Metris Master Trust 5.450%, 11/20/09 (c)	840,000	841,276
Mid-State Trust 7.340%, 07/01/35	704,897	736,875
Novastar Finance, Inc. 5.354%, 06/25/34 (c)	580,000	582,251
Novastar Home Equity Loan Trust 6.004%, 02/25/34 (c)	270,000	274,574
7.379%, 10/25/35 (c)	670,000	592,443
Option One Mortgage Loan Trust 7.879%, 05/25/34 (c)	530,000	512,522
Residential Asset Securities Corp. 5.479%, 04/25/32 (c)	145,345	145,780
Sail Net Interest Margin Notes (144A) 4.750%, 01/27/35	158,442	157,534
5.000%, 04/27/34	72,264	72,176
5.000%, 12/27/34	299,462	298,777

Security Description	Face Amount	Value*

Asset Backed—(Continued)
5.500%, 03/27/34	$85,911	$85,760
7.500%, 01/27/35	166,213	163,200
Varick Structured Asset Fund, Ltd. (144A) 2.511%, 11/01/35	1,000,000	10,000

		7,907,245

Auto Components—0.2%
BREED Technologies, Inc. 9.250%, 04/15/08 (a) (b)	250,000	0
CSK Auto, Inc. 7.000%, 01/15/14	300,000	271,500
Dana Corp. 7.000%, 03/01/29 (d)	300,000	215,250
Dura Operating Corp. 8.625%, 04/15/12	97,000	80,025
Key Plastics Holdings, Inc. 10.250%, 03/15/07	250,000	250
Tenneco Automotive, Inc. 8.625%, 11/15/14 (d)	150,000	141,750
10.250%, 07/15/13	100,000	109,250
TRW Automotive, Inc. 9.375%, 02/15/13	201,000	217,582

		1,035,607

Automobiles—0.6%
DaimlerChrysler North America Holdings Corp. 4.050%, 06/04/08	1,650,000	1,606,267
Ford Motor Co. 6.625%, 10/01/28	125,000	80,625
7.450%, 07/16/31 (d)	1,275,000	867,000
8.900%, 01/15/32	100,000	73,250
General Motors Corp. 8.250%, 07/15/23 (d)	75,000	48,187
8.375%, 07/15/33 (d)	625,000	412,500

		3,087,829

Beverages—0.1%
Constellation Brands, Inc. 8.125%, 01/15/12	275,000	286,000

Building Products—0.3%
Associated Materials, Inc. 0/11.250%, 03/01/14 (e)	450,000	220,500
Collins & Aikman Floorcovering Corp. 10.000%, 01/15/07	250,000	251,650
KI Holdings, Inc. 0/9.785%, 11/15/14 (e)	400,000	262,000
Norcraft Holdings, L.P. 0/9.750%, 09/01/12 (e)	225,000	159,750
Nortek, Inc. 8.500%, 09/01/14	150,000	144,750
Texas Industries, Inc. (144A) 7.250%, 07/15/13	150,000	155,625

		1,194,275

*See accompanying notes to financial statements.

MSF-345

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Capital Markets—1.1%
JPMorgan Chase & Co. 6.625%, 03/15/12	$1,600,000	$1,724,171
Lehman Brothers Holdings, Inc. 4.500%, 07/26/10 (d)	850,000	832,179
Morgan Stanley 4.750%, 04/01/14	2,700,000	2,589,481

		5,145,831

Chemicals—0.7%
Borden Chemicals & Plastics, L.P. 9.500%, 05/01/49 (b)	140,000	2,450
Equistar Chemicals, L.P. 10.625%, 05/01/11	225,000	247,500
Ethyl Corp. 8.875%, 05/01/10	275,000	288,062
FMC Corp. 7.750%, 07/01/11	25,000	27,014
Huntsman ICI Chemicals, LLC 10.125%, 07/01/09 (d)	30,000	30,975
Huntsman International Holdings, LLC 9.875%, 03/01/09	375,000	395,625
ISP Chemco, Inc. 10.250%, 07/01/11	500,000	532,500
Lyondell Chemical Co. 9.500%, 12/15/08	59,000	61,803
11.125%, 07/15/12	150,000	167,813
Methanex Corp. 8.750%, 08/15/12	200,000	222,500
Millennium America, Inc. 9.250%, 06/15/08	175,000	188,781
OM Group, Inc. 9.250%, 12/15/11	275,000	268,812
PQ Corp. (144A) 7.500%, 02/15/13	375,000	348,750
Resolution Performance Products, Inc. 9.500%, 04/15/10	125,000	126,563
13.500%, 11/15/10 (d)	200,000	211,500
Westlake Chemical Corp. 8.750%, 07/15/11	412,000	440,840

		3,561,488

Commercial Banks—1.3%
Bank of America Corp. 7.400%, 01/15/11	1,950,000	2,147,972
Capital One Bank 5.750%, 09/15/10	1,225,000	1,254,213
Independence Community Bank Corp. 3.500%, 06/20/13 (c)	600,000	577,709
Standard Chartered Bank (144A) 8.000%, 05/30/31	1,835,000	2,367,994

		6,347,888

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—2.0%
Amortizing Residential Collateral Trust 5.579%, 08/25/32 (c)	$747,951	$751,571
Bank of America Large Loan, Inc. (144A) 5.269%, 11/15/15 (c)	1,250,000	1,255,325
CMO Holdings II, Ltd. (144A) 5.000%, 05/25/34	79,320	78,940
Commerce 2001 J2 (144A) 5.447%, 07/16/34	776,310	785,279
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	537,650
Commercial Mortgage Pass-Through Certificate (144A) 5.369%, 11/15/15 (c)	270,948	272,204
First Union National Bank Commercial Mortgage 0.526%, 05/17/32 (c) (g)	11,215,917	303,476
Merit Securities Corp. (144A) 5.880%, 09/28/32 (c)	1,719,999	1,677,527
Morgan Stanley ABS Capital I, Inc. (144A) 5.679%, 05/25/34 (c)	2,000,000	1,999,977
Structured Asset Mortgage Investments II, Inc. 5.559%, 08/25/35 (c)	2,233,910	2,275,796

		9,937,745

Commercial Services & Supplies—0.4%
Allied Waste North America, Inc. 7.250%, 03/15/15	275,000	277,750
7.375%, 04/15/14	150,000	145,875
7.875%, 04/15/13 (d)	75,000	77,438
8.500%, 12/01/08	75,000	78,750
9.250%, 09/01/12	183,000	198,097
Cenveo, Inc. 7.875%, 12/01/13 (d)	175,000	168,875
9.625%, 03/15/12	150,000	162,000
Corrections Corp. of America 6.250%, 03/15/13	150,000	148,500
Iron Mountain, Inc. 6.625%, 01/01/16	250,000	232,500
7.750%, 01/15/15 (d)	125,000	125,937
8.250%, 07/01/11	125,000	126,875
8.625%, 04/01/13	50,000	52,125
Safety-Kleen Services, Inc. 9.250%, 06/01/08 (b)	250,000	975

		1,795,697

Communications Equipment—0.2%
Intelsat Bermuda, Ltd. (144A) 8.695%, 01/15/12 (c)	100,000	101,625
Lucent Technologies, Inc. 6.450%, 03/15/29 (d)	875,000	750,312
PanAmSat Corp. 9.000%, 08/15/14	65,000	68,088
SBA Communications Corp. 0/9.750%, 12/15/11 (e)	196,000	181,790

		1,101,815

*See accompanying notes to financial statements.

MSF-346

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Computers & Peripherals—0.1%
Seagate Technology HDD Holdings 8.000%, 05/15/09	$225,000	$236,250

Consumer Finance—0.3%
MBNA Corp. 4.625%, 09/15/08	900,000	893,469
6.250%, 01/17/07	425,000	429,840

		1,323,309

Containers & Packaging—0.5%
Berry Plastics Corp. 10.750%, 07/15/12 (d)	325,000	349,375
Graphic Packaging International Corp. 8.500%, 08/15/11	100,000	100,250
9.500%, 08/15/13	300,000	286,500
Jefferson Smurfit Corp. 8.250%, 10/01/12	599,000	575,040
Owens-Brockway Glass Container, Inc. 7.750%, 05/15/11	225,000	234,844
8.250%, 05/15/13 (d)	50,000	51,625
Owens-Illinois, Inc. 7.350%, 05/15/08	275,000	278,437
Plastipak Holdings, Inc. (144A) 8.500%, 12/15/15	200,000	202,000
Pliant Corp. 11.125%, 09/01/09	65,000	57,850
Radnor Holdings Corp. 11.000%, 03/15/10 (d)	150,000	121,500
Stone Container Corp. 9.750%, 02/01/11	75,000	75,750
Tekni-Plex, Inc. (144A) 8.750%, 11/15/13 (d)	250,000	220,000

		2,553,171

Diversified Financial Services—3.3%
Ahold Lease USA, Inc. 7.820%, 01/02/20	46,590	49,852
Alamosa Delaware, Inc. 11.000%, 07/31/10	146,000	164,615
12.000%, 07/31/09	118,000	129,062
BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14	227,000	252,537
Borden Finance Corp. (144A) 9.000%, 07/15/14	100,000	99,000
Burlington Resources Finance Co. 5.600%, 12/01/06	1,250,000	1,256,156
Chukchansi Economic Development Authority 8.000%, 11/15/13	100,000	102,625
CIT Group, Inc. 7.750%, 04/02/12 (d)	2,150,000	2,438,382
Devon Financing Corp. 6.875%, 09/30/11 (d)	1,475,000	1,613,407
Ford Motor Credit Co. 6.625%, 06/16/08	175,000	158,735
7.875%, 06/15/10	1,975,000	1,777,287

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
General Motors Acceptance Corp. 6.750%, 12/01/14 (d)	$645,000	$580,256
6.875%, 09/15/11	1,325,000	1,208,327
7.250%, 03/02/11	40,000	36,766
8.000%, 11/01/31	75,000	71,841
HSBC Finance Corp. 5.250%, 04/15/15	2,075,000	2,056,144
Inergy Finance Corp. 6.875%, 12/15/14	400,000	364,000
International Lease Finance Corp. 5.875%, 05/01/13	2,250,000	2,328,390
Sprint Capital Corp. 8.375%, 03/15/12	925,000	1,072,041
Zeus Special Subsidiary, Ltd. (144A) 0/9.250%, 02/01/15 (e)	275,000	180,812

		15,940,235

Diversified Telecommunication Services—1.3%
Advanstar Communications, Inc. 10.750%, 08/15/10	200,000	219,250
AT&T Broadband Corp. 8.375%, 03/15/13	1,375,000	1,591,531
MCI, Inc. 8.735%, 05/01/14	375,000	414,844
Mediacom Broadband, LLC 9.500%, 01/15/13 (d)	50,000	48,813
11.000%, 07/15/13 (d)	175,000	188,125
Mediacom Broadband, LLC (144A) 8.500%, 10/15/15	150,000	138,937
Qwest Communications International, Inc. 7.500%, 02/15/14 (d)	87,000	89,393
Qwest Communications International, Inc. (144A) 7.500%, 02/15/14	291,000	299,002
Qwest Corp. 6.875%, 09/15/33	692,000	650,480
7.500%, 06/15/23	80,000	79,500
8.875%, 03/15/12	275,000	310,062
Verizon Florida, Inc. 6.125%, 01/15/13 (d)	2,330,000	2,353,619

		6,383,556

Electric Utilities—0.7%
Appalachian Power Co. 5.950%, 05/15/33	1,350,000	1,356,067
Edison Mission Energy 7.730%, 06/15/09	25,000	25,813
9.875%, 04/15/11	450,000	524,812
Florida Power & Light Co. 5.625%, 04/01/34 (d)	225,000	226,857
Reliant Resources, Inc. 9.500%, 07/15/13 (d)	525,000	526,312
Texas Genco, LLC (144A) 6.875%, 12/15/14	125,000	135,312
Williams Cos., Inc. 7.125%, 09/01/11	50,000	51,938

*See accompanying notes to financial statements.

MSF-347

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
7.625%, 07/15/19 (d)	$100,000	$107,250
7.875%, 09/01/21 (d)	125,000	135,313
8.750%, 03/15/32	325,000	377,000

		3,466,674

Energy Equipment & Services—0.1%
Atlas Pipeline Partners, L.P. (144A) 8.125%, 12/15/15	200,000	201,750
Universal Compression, Inc. 7.250%, 05/15/10	275,000	279,125

		480,875

Federal Agencies—38.6%
Federal Home Loan Mortgage Corp. 5.000%, TBA	29,600,000	28,647,235
5.500%, TBA	6,000,000	5,943,750
11.565%, 06/15/21 (c) (g)	149	291
Federal National Mortgage Association 4.000%, TBA	13,000,000	12,410,944
4.500%, TBA	8,100,000	7,626,652
5.000%, TBA	41,875,000	40,566,406
5.500%, TBA	72,000,000	71,280,000
6.000%, TBA	10,000,000	10,090,620
6.500%, 03/01/26	35,520	36,602
6.500%, TBA	10,000,000	10,256,250
7.000%, 05/01/26	7,136	7,450
7.500%, 12/01/29	11,475	12,020
7.500%, 06/01/30	25,188	26,378
7.500%, 08/01/30	9,508	9,956
7.500%, 11/01/30	70,822	74,223
7.500%, 01/01/31	23,536	24,646
7.500%, 02/01/31	11,397	11,944
7.500%, 03/01/31	15,187	15,900
8.000%, 08/01/27	9,387	10,022
8.000%, 01/01/31	339,378	362,551
8.500%, 08/01/19	230,135	248,726
10.400%, 04/25/19	7,213	7,918

		187,670,484

Food & Staples Retailing—0.3%
Rite Aid Corp. 7.500%, 01/15/15	225,000	212,625
8.125%, 05/01/10	50,000	50,875
Rite Aid Corp. (144A) 6.125%, 12/15/08	100,000	94,000
Safeway, Inc. 7.250%, 02/01/31	1,200,000	1,294,894

		1,652,394

Food Products—0.7%
del Monte Corp. 8.625%, 12/15/12	100,000	106,250
Doane Pet Care Co. 10.750%, 03/01/10	50,000	54,375

Security Description	Face Amount	Value*

Food Products—(Continued)
Doane Pet Care Co. (144A) 10.625%, 11/15/15	$150,000	$156,375
Dole Foods Co. 7.250%, 06/15/10	250,000	242,500
8.750%, 07/15/13	125,000	128,750
Hines Nurseries, Inc. 10.250%, 10/01/11 (d)	200,000	196,000
Kraft Foods, Inc. 5.625%, 11/01/11	2,125,000	2,180,244
Pilgrim’s Pride Corp. 9.250%, 11/15/13	150,000	160,125
Pinnacle Foods Holding Corp. 8.250%, 12/01/13	225,000	214,312
Swift & Co. 10.125%, 10/01/09	150,000	154,875

		3,593,806

Foreign Government—4.9%
Federative Republic of Brazil 5.250%, 04/15/12 (c)	1,177,663	1,162,942
8.000%, 01/15/18	2,282,000	2,458,855
8.250%, 01/20/34	225,000	238,838
8.750%, 02/04/25	1,450,000	1,602,250
Government of Russia 11.000%, 07/24/18	1,225,000	1,814,592
Province of Quebec 4.600%, 05/26/15	2,075,000	2,024,528
Republic of Argentina Zero Coupon, 12/15/35 (e) (g)	1,087,594	56,555
Zero Coupon, 12/15/35 (ARS) (e) (g)	2,818,991	43,315
5.830%, 12/31/33 (ARS)	993,982	384,947
8.280%, 12/31/33	390,729	325,282
Republic of Bulgaria 8.250%, 01/15/15	175,000	211,566
Republic of Columbia 8.125%, 05/21/24	550,000	594,000
10.000%, 01/23/12	225,000	267,750
10.750%, 01/15/13	425,000	527,000
Republic of Ecuador 9.000%, 08/15/30 (c)	425,000	382,500
Republic of Panama 7.250%, 03/15/15	375,000	399,000
9.375%, 01/16/23	250,000	313,125
Republic of Peru 5.000%, 03/07/17 (c)	548,000	516,135
8.750%, 11/21/33	125,000	140,625
9.125%, 02/21/12	200,000	228,500
Republic of Philippines 8.375%, 03/12/09	200,000	213,500
8.875%, 03/17/15	300,000	331,875
9.500%, 02/02/30	300,000	352,500
9.875%, 01/15/19	425,000	504,156
10.625%, 03/16/25	425,000	539,750

*See accompanying notes to financial statements.

MSF-348

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Foreign Government—(Continued)
Republic of South Africa 6.500%, 06/02/14	$275,000	$297,344
Republic of Turkey 7.375%, 02/05/25	325,000	335,562
9.000%, 06/30/11	500,000	570,000
11.500%, 01/23/12	250,000	317,188
11.875%, 01/15/30	500,000	768,750
Republic of Venezuela 9.375%, 01/13/34	425,000	503,625
10.750%, 09/19/13	750,000	922,500
Ukraine Government International Bond 6.875%, 03/04/11	175,000	180,784
United Mexican States 5.875%, 01/15/14	1,375,000	1,423,125
6.375%, 01/16/13	1,325,000	1,407,812
8.125%, 12/30/19	1,150,000	1,411,625

		23,772,401

Gas Utilities—0.1%
Targa Resources, Inc. (144A) 8.500%, 11/01/13	240,000	246,000

Health Care Equipment & Supplies—0.3%
Quest Diagnostics, Inc. (144A) 5.450%, 11/01/15	1,650,000	1,662,344

Health Care Providers & Services—1.3%
Ameripath, Inc. 10.500%, 04/01/13	275,000	291,500
Davita, Inc. 7.250%, 03/15/15 (d)	375,000	379,687
Extendicare Health Services, Inc. 9.500%, 07/01/10	225,000	238,781
Genesis Healthcare Corp. 8.000%, 10/15/13	275,000	289,438
HCA, Inc. 6.375%, 01/15/15 (d)	275,000	277,979
Humana, Inc. 6.300%, 08/01/18	1,650,000	1,737,910
IASIS Healthcare, LLC 8.750%, 06/15/14	350,000	367,500
Icon Health & Fitness, Inc. 11.250%, 04/01/12 (d)	125,000	104,688
Insight Health Services Corp. (144A) 9.174%, 11/01/11 (c)	150,000	145,125
National Mentor, Inc. 9.625%, 12/01/12	250,000	261,250
Omnicare, Inc. 6.875%, 12/15/15	200,000	203,000
Psychiatric Solutions, Inc. 7.750%, 07/15/15	200,000	206,500
10.625%, 06/15/13 (d)	133,000	151,288
Tenet Healthcare Corp. 6.875%, 11/15/31	125,000	100,625
7.375%, 02/01/13 (d)	325,000	299,812
9.875%, 07/01/14	50,000	50,625

Security Description	Face Amount	Value*

Health Care Providers & Services—(Continued)
Triad Hospitals, Inc. 7.000%, 11/15/13	$350,000	$352,625
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	225,000	239,063
Vanguard Health Holdings Co., LLC 0/11.250%, 10/01/15 (e)	200,000	146,000
Warner Chilcott Corp. (144A) 8.750%, 02/01/15	250,000	230,000

		6,073,396

Hotels, Restaurants & Leisure—0.9%
Caesars Entertainment, Inc. 8.125%, 05/15/11 (d)	50,000	55,188
Carrols Corp. 9.000%, 01/15/13 (d)	250,000	243,125
Chumash Casino & Resort Enterprises 9.520%, 07/15/10	75,000	79,687
Friendly Ice Cream Corp. 8.375%, 06/15/12 (d)	125,000	111,250
Gaylord Entertainment Co. 6.750%, 11/15/14 (d)	225,000	220,500
HMH Properties, Inc. 7.875%, 08/01/08 (d)	31,000	31,349
Inn of the Mountain Gods Resort 12.000%, 11/15/10 (d)	325,000	321,750
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	325,000	316,875
Las Vegas Sands Corp. 6.375%, 02/15/15	225,000	216,562
MGM Mirage, Inc. 6.750%, 09/01/12	575,000	582,906
Mohegan Tribal Gaming Authority 6.875%, 02/15/15	150,000	151,125
7.125%, 08/15/14	125,000	127,969
Park Place Entertainment Corp. 9.375%, 02/15/07	225,000	234,281
Penn National Gaming, Inc. 6.875%, 12/01/11	100,000	101,000
SBarro, Inc. 11.000%, 09/15/09 (d)	275,000	273,625
Six Flags, Inc. 9.625%, 06/01/14	100,000	97,250
9.750%, 04/15/13	100,000	98,125
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 05/01/12	350,000	385,875
Station Casinos, Inc. 6.875%, 03/01/16	300,000	306,750
Turning Stone Casino Resort Enterprise (144A) 9.125%, 12/15/10	250,000	257,500

		4,212,692

Household Durables—0.1%
Sealy Mattress Co. 8.250%, 06/15/14 (d)	225,000	231,750

*See accompanying notes to financial statements.

MSF-349

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Household Durables—(Continued)
Simmons Bedding Co. 7.875%, 01/15/14 (d)	$175,000	$161,875
Tempur-Pedic, Inc. 10.250%, 08/15/10 (d)	163,000	176,244
Windmere-Durable Holdings, Inc. 10.000%, 07/31/08 (d)	36,000	34,920

		604,789

Household Products—0.0%
Home Interiors & Gifts, Inc. 10.125%, 06/01/08	265,000	185,500

Independent Power Producers & Energy Traders—0.3%
Duke Energy Co. 4.200%, 10/01/08	1,125,000	1,100,272
Mirant North America, LLC (144A) 7.375%, 12/31/13	275,000	278,094

		1,378,366

Leisure Equipment & Products—0.4%
Boyd Gaming Corp. 6.750%, 04/15/14 (d)	400,000	397,000
Herbst Gaming, Inc. 8.125%, 06/01/12	225,000	234,000
Penn National Gaming, Inc. 6.750%, 03/01/15	300,000	294,750
Pinnacle Entertainment, Inc. 8.750%, 10/01/13	375,000	399,375
Riddell Bell Holdings, Inc. 8.375%, 10/01/12	225,000	208,688
Seneca Gaming Corp. 7.250%, 05/01/12	225,000	226,406

		1,760,219

Machinery—0.3%
Blount International, Inc. 8.875%, 08/01/12	100,000	105,500
Brand Services, Inc. 12.000%, 10/15/12	125,000	131,250
Case New Holland, Inc. 9.250%, 08/01/11	25,000	26,750
Dresser-Rand Group, Inc. (144A) 7.375%, 11/01/14	294,000	302,820
Hanover Compressor Co. Zero Coupon, 03/31/07	225,000	201,937
NMHG Holding Co. 10.000%, 05/15/09	100,000	106,500
Sensus Metering Systems, Inc. 8.625%, 12/15/13	250,000	221,250
Terex Corp. 7.375%, 01/15/14	147,000	145,530
10.375%, 04/01/11 (d)	225,000	238,500

		1,480,037

Security Description	Face Amount	Value*

Media—2.1%
AOL Time Warner, Inc. 7.625%, 04/15/31	$1,200,000	$1,336,379
Block Communications, Inc. (144A) 8.250%, 12/15/15	200,000	198,000
Cablevision Systems Corp. 8.716%, 04/01/09 (c)	350,000	353,500
Cadmus Communications Corp. 8.375%, 06/15/14	250,000	256,875
CanWest Media, Inc. 8.000%, 09/15/12	373,767	381,710
CBD Media Holdings, LLC 9.250%, 07/15/12 (d)	250,000	250,000
CCH I Holdings, LLC (144A) 0/11.750%, 05/15/14 (e)	275,000	152,625
0/12.125%, 01/15/15 (e)	75,000	35,438
10.000%, 05/15/14	35,000	19,863
11.000%, 10/01/15	940,000	789,600
Charter Communications Operating, LLC (144A) 8.375%, 04/30/14	250,000	248,750
Cinemark, Inc. 0/9.750%, 03/15/14 (e)	425,000	314,500
CSC Holdings, Inc. (144A) 7.000%, 04/15/12	350,000	330,750
Dex Media West, LLC 0/9.000%, 11/15/13 (d) (e)	375,000	298,125
9.875%, 08/15/13	244,000	270,840
Dex Media, Inc. 0/9.000%, 11/15/13 (d) (e)	50,000	39,750
DIRECTV Holdings, LLC 6.375%, 06/15/15	450,000	439,875
8.375%, 03/15/13	146,000	156,950
EchoStar DBS Corp. 6.625%, 10/01/14	825,000	790,969
Emmis Communications Corp. 10.366%, 06/15/12 (c) (d)	125,000	125,469
Houghton Mifflin Co. 0/11.500%, 10/15/13 (e)	150,000	117,750
Insight Midwest, L.P. 10.500%, 11/01/10 (d)	250,000	262,812
Interep National Radio Sales, Inc. 10.000%, 07/01/08	150,000	127,500
Lodgenet Entertainment Corp. 9.500%, 06/15/13	250,000	271,875
Loews Cineplex Entertainment Corp. 9.000%, 08/01/14	25,000	25,250
Muzak, LLC 9.875%, 03/15/09 (d)	150,000	82,687
10.000%, 02/15/09	100,000	87,250
News America, Inc. 5.300%, 12/15/14	850,000	843,632
R.H. Donnelley, Inc. (144A) 10.875%, 12/15/12	200,000	225,500
Radio One, Inc. 8.875%, 07/01/11	200,000	211,000
Rainbow National Services, LLC (144A) 10.375%, 09/01/14	175,000	196,000

*See accompanying notes to financial statements.

MSF-350

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—(Continued)
Sinclair Broadcast Group, Inc. 8.000%, 03/15/12	$275,000	$283,250
8.750%, 12/15/11	100,000	105,250
Vertis, Inc. 9.750%, 04/01/09	250,000	259,062
Young Broadcasting, Inc. 10.000%, 03/01/11 (d)	250,000	234,062

		10,122,848

Metals & Mining—0.1%
Imco Recycling, Inc. 10.375%, 10/15/10	225,000	245,813
Mueller Holdings, Inc. 0/14.750%, 04/15/14 (e)	375,000	282,187

		528,000

Multi-Utilities—0.6%
Calpine Corp. (144A) 8.500%, 07/15/10 (b)	275,000	225,500
8.750%, 07/15/13 (b)	40,000	32,800
Calpine Generating Co., LLC 13.216%, 04/01/11 (b)	200,000	203,000
Dynegy Holdings, Inc. 7.125%, 05/15/18	250,000	222,500
7.625%, 10/15/26	575,000	511,750
Dynegy Holdings, Inc. (144A) 9.875%, 07/15/10	50,000	54,813
NRG Energy, Inc. 8.000%, 12/15/13	586,000	653,390
The AES Corp. 7.750%, 03/01/14 (d)	200,000	209,750
8.875%, 02/15/11 (d)	75,000	81,094
9.375%, 09/15/10 (d)	375,000	409,687
9.500%, 06/01/09 (d)	75,000	81,000

		2,685,284

Mutual Funds—1.5%
Targeted Return Index Securities Trust (144A) 7.562%, 06/15/15 (c)	7,178,049	7,375,445

Office Electronics—0.2%
IKON Office Solutions, Inc. (144A) 7.750%, 09/15/15	150,000	146,250
Interface, Inc. 7.300%, 04/01/08	150,000	151,500
Sungard Data Systems, Inc. (144A) 9.125%, 08/15/13	100,000	103,500
Xerox Capital Trust I 8.000%, 02/01/27	525,000	540,750

		942,000

Oil, Gas & Consumable Fuels—1.6%
Chaparral Energy, Inc. (144A) 8.500%, 12/01/15	350,000	362,250

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Chesapeake Energy Corp. 6.375%, 06/15/15	$425,000	$425,000
Chesapeake Energy Corp. (144A) 6.875%, 11/15/20	325,000	329,062
El Paso Energy Corp. 7.750%, 01/15/32 (d)	575,000	576,437
7.800%, 08/01/31	75,000	74,813
7.875%, 06/15/12 (d)	200,000	206,000
Entergy Gulf Systems, Inc. 6.200%, 07/01/33	750,000	722,241
Exco Resources, Inc. 7.250%, 01/15/11	375,000	380,625
Forest Oil Corp. 8.000%, 12/15/11	325,000	355,062
Houston Exploration Co. 7.000%, 06/15/13	200,000	192,000
Kerr-McGee Corp. 7.000%, 11/01/11 (d)	625,000	625,000
Magnum Hunter Resources, Inc. 9.600%, 03/15/12	260,000	282,100
Massey Energy Co. 6.625%, 11/15/10	200,000	203,250
Massey Energy Co. (144A) 6.875%, 12/15/13	75,000	75,656
Plains Exploration & Production Co. 7.125%, 06/15/14 (d)	250,000	258,750
Pogo Producing Co. (144A) 6.875%, 10/01/17	200,000	195,000
Stone Energy Corp. 8.250%, 12/15/11 (d)	275,000	283,938
Swift Energy Co. 7.625%, 07/15/11	350,000	357,000
Valero Energy Corp. 4.750%, 06/15/13	1,535,000	1,489,888
Vintage Petroleum, Inc. 7.875%, 05/15/11	125,000	130,625
Whiting Petroleum Corp. 7.250%, 05/01/13 (d)	175,000	177,188
Whiting Petroleum Corp. (144A) 7.000%, 02/01/14	200,000	200,500

		7,902,385

Paper & Forest Products—0.2%
Appleton Papers, Inc. 9.750%, 06/15/14 (d)	150,000	140,250
Boise Cascade, LLC 7.125%, 10/15/14	300,000	279,750
Bowater, Inc. 6.500%, 06/15/13 (d)	25,000	22,375
Buckeye Technologies, Inc. 8.000%, 10/15/10 (d)	75,000	71,250
8.500%, 10/01/13	150,000	150,000
9.250%, 09/15/08 (d)	130,000	130,000
Newark Group, Inc. 9.750%, 03/15/14	250,000	220,000

		1,013,625

*See accompanying notes to financial statements.

MSF-351

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Personal Products—0.1%
del Laboratories, Inc. 8.000%, 02/01/12 (d)	$200,000	$158,000
General Nutrition Centers, Inc. 8.500%, 12/01/10	225,000	193,500
Jafra Cosmetics International, Inc. 10.750%, 05/15/11	147,000	160,965
Playtex Products, Inc. 9.375%, 06/01/11	125,000	130,938

		643,403

Pharmaceuticals—0.5%
Valeant Pharmaceuticals International 7.000%, 12/15/11	400,000	393,000
Wyeth 5.500%, 03/15/13	1,975,000	2,002,192

		2,395,192

Real Estate—0.9%
Boston Properties, L.P. (REIT) 6.250%, 01/15/13	850,000	891,694
ERP Operating, L.P. 5.250%, 09/15/14	600,000	597,245
Felcor Lodging, L.P. (REIT) 9.000%, 06/01/11 (d)	225,000	246,375
Host Marriot, L.P. (REIT) 6.375%, 03/15/15 (d)	350,000	349,125
9.500%, 01/15/07	100,000	103,500
iStar Financial, Inc. (REIT) 5.150%, 03/01/12	1,475,000	1,428,468
Meristar Hospitality Operating Partnership, L.P. (REIT) 9.125%, 01/15/11	200,000	218,000
10.500%, 06/15/09	75,000	79,031
OMEGA Healthcare Investors, Inc. (REIT) (144A) 7.000%, 01/15/16	400,000	396,500

		4,309,938

Road & Rail—0.3%
Hertz Corp. (144A) 8.875%, 01/01/14	100,000	101,875
Union Pacific Corp. 3.625%, 06/01/10 (d)	1,325,000	1,249,831

		1,351,706

Semiconductors & Semiconductor Equipment— 0.1%
Amkor Technologies, Inc. 7.125%, 03/15/11	50,000	44,000
7.750%, 05/15/13	97,000	84,390
9.250%, 02/15/08	275,000	266,750
10.500%, 05/01/09 (d)	175,000	161,000

		556,140

Security Description	Face Amount	Value*

Specialty Retail—0.4%
Finlay Fine Jewelry Corp. 8.375%, 06/01/12 (d)	$125,000	$112,500
Leslie’s Poolmart, Inc. 7.750%, 02/01/13	150,000	150,375
NEBCO Evans Holdings Co. 12.375%, 07/15/07 (a) (b)	350,000	0
Neiman Marcus Group, Inc. (144A) 10.375%, 10/15/15	125,000	127,031
PETCO Animal Supplies, Inc. 10.750%, 11/01/11	125,000	135,313
The Limited, Inc. 6.950%, 03/01/33 (d)	1,225,000	1,239,858

		1,765,077

Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co. 8.804%, 04/01/12 (c)	50,000	50,375
9.750%, 01/15/15 (d)	250,000	260,000
12.250%, 12/15/12	50,000	55,750
Oxford Industries, Inc. 8.875%, 06/01/11	150,000	152,813

		518,938

Thrifts & Mortgage Finance—0.5%
Countrywide Funding Corp. 4.000%, 03/22/11 (d)	2,575,000	2,422,915

Trading Companies & Distributors—0.0%
Holt Group, Inc. 9.750%, 01/15/06 (a) (b)	200,000	0

U.S. Treasury—17.6%
United States Treasury Bonds 5.250%, 11/15/28 (d)	2,000,000	2,181,406
5.375%, 02/15/31 (d)	125,000	140,410
5.500%, 08/15/28 (d)	910,000	1,023,217
6.125%, 11/15/27	200,000	241,344
6.125%, 08/15/29 (d)	1,000,000	1,218,086
United States Treasury Notes 3.625%, 01/15/10 (d)	4,800,000	4,668,374
4.000%, 03/15/10 (d)	3,500,000	3,449,824
4.000%, 04/15/10 (d)	32,100,000	31,633,555
4.125%, 08/15/10 (d)	6,000,000	5,940,936
4.125%, 05/15/15 (d)	5,000,000	4,890,430
4.250%, 11/15/14 (d)	2,330,000	2,302,876
4.250%, 08/15/15 (d)	20,000,000	19,741,400
5.000%, 02/15/11 (d)	8,000,000	8,239,688

		85,671,546

Wireless Telecommunication Services—0.8%
American Tower Corp. 7.500%, 05/01/12 (d)	150,000	156,750
American Tower Escrow Corp. Zero Coupon, 08/01/08	80,000	62,600

*See accompanying notes to financial statements.

MSF-352

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Wireless Telecommunication Services—(Continued)
AT&T Wireless Services, Inc. 8.750%, 03/01/31	$1,100,000	$1,457,300
Centennial Communications Corp. 8.125%, 02/01/14	100,000	101,500
10.125%, 06/15/13	250,000	271,875
Centennial Communications Corp. (144A) 10.000%, 01/01/13	175,000	176,750
iPCS, Inc. 11.500%, 05/01/12	225,000	258,188
Nextel Communications, Inc. 6.875%, 10/31/13	250,000	260,803
7.375%, 08/01/15 (d)	800,000	844,254
UbiquiTel Operating Co. 9.875%, 03/01/11	225,000	249,188

		3,839,208

Yankee—2.6%
Abitibi-Consolidated Co. of Canada 8.375%, 04/01/15 (d)	200,000	191,500
Abitibi-Consolidated, Inc. 7.750%, 06/15/11	225,000	214,313
8.550%, 08/01/10 (d)	175,000	177,188
Bowater Canada Finance Corp. 7.950%, 11/15/11	175,000	169,750
Corporacion Andina de Fomento 6.875%, 03/15/12 (d)	1,500,000	1,631,787
EnCana Holdings Finance Corp. 5.800%, 05/01/14	1,650,000	1,719,901
Gaz Capital for Gazprom (144A) 8.625%, 04/28/34	800,000	1,012,000
JSG Funding, Plc. 9.625%, 10/01/12	250,000	250,000
Kerzner International, Ltd. (144A) 6.750%, 10/01/15	300,000	291,750
Lombardy Region 5.804%, 10/25/32	875,000	943,444
Norske Skof Canada, Ltd. 8.625%, 06/15/11 (d)	200,000	191,000
Nova Chemicals Corp. 6.500%, 01/15/12 (d)	275,000	266,406
Novelis, Inc. (144A) 7.250%, 02/15/15	425,000	396,312
Rhodia S.A. 7.625%, 06/01/10 (d)	275,000	276,375
8.875%, 06/01/11	50,000	51,250
Smurfit Capital 7.500%, 11/20/25	275,000	242,000
Telecom Italia Capital, S.A. 5.250%, 10/01/15	1,675,000	1,629,951
The Jean Coutu Group, Inc. 8.500%, 08/01/14 (d)	350,000	320,250
Tyco International Group S.A. 6.125%, 11/01/08	1,625,000	1,658,759

Security Description	Face Amount	Value*

Yankee—(Continued)
United Utilities, Plc. 4.550%, 06/19/18	$815,000	$742,663
Videotron Ltee (144A) 6.375%, 12/15/15	250,000	248,437
Yell Finance BV 0/13.500%, 08/01/11 (d) (e)	49,000	50,348

		12,675,384

Total Fixed Income (Identified Cost $456,602,950)		454,997,323

Common Stock—0.3%
Security Description	Shares	Value*

Chemicals—0.0%
Applied Extrusion Technologies, Inc. (Class B) (i)	2,164	17,312

Commercial Services & Supplies—0.0%
Continental AFA Dispensing Co. (i) (j)	8,621	47,415

Diversified Financial Services—0.0%
ContiFinancial Corp. (Liquidating Unit Trust) (i) (j)	229,692	2,828

Diversified Telecommunication Services—0.2%
Liberty Global, Inc. (Series A) (i)	7,929	178,403
NTL, Inc. (i)	7,093	482,891
Telewest Global, Inc. (i)	9,846	234,532

		895,826

Media—0.0%
Liberty Global, Inc. (Series C) (i)	7,929	168,095

Wireless Telecommunication Services—0.1%
American Tower Corp. (Class A) (i)	16,602	449,914

Total Common Stock (Identified Cost $1,276,388)		1,581,390

Preferred Stock—0.1%

Diversified Financial Services—0.0%
TCR Holdings (Class B) (i)	840	1
TCR Holdings (Class C) (a) (i)	462	0
TCR Holdings (Class D) (i)	1,219	1
TCR Holdings (Class E) (i)	2,521	3

		5

Wireless Telecommunication Services—0.1%
Alamosa Holdings, Inc.	374	512,801

Total Preferred Stock (Identified Cost $110,256)		512,806

*See accompanying notes to financial statements.

MSF-353

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

Escrow Shares—0.0%

Security Description	Shares	Value*

Food Products—0.0%
Vlasic Foods, Inc. (Escrow Receipt) (f)	105,922	$2,118

Total Escrow Shares (Identified Cost $0)		2,118

Warrants—0.0%

Communications Equipment—0.0%
American Tower Corp. (144A) (i)	80	30,621

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. (144A) (a) (i)	125	0

Yankee—0.0%
Republic of Venezuela (h) (i)	3,750	108,750
United Mexican States (i)	5,000	20,000

		128,750

Total Warrants (Identified Cost $58,010)		159,371

Short Term Investments—43.4%
Security Description	Face Amount	Value*

Commercial Paper—13.4%
Beethoven Funding Corp. 4.330%, 01/11/06	$13,045,000	13,029,310
Belmont Funding, LLC 4.330%, 01/12/06	13,100,000	13,082,668
Berkeley Square Finance, LLC 4.330%, 01/11/06	12,675,000	12,659,755
DaimlerChrysler North America Holdings Corp. 4.450%, 01/11/06	6,592,000	6,583,852
Four Winds Funding Corp. 4.380%, 01/12/06	6,575,000	6,566,200
Mica Funding, LLC 4.330%, 01/12/06	13,100,000	13,082,668

		65,004,453

Repurchase Agreement—28.0%
Goldman Sachs Repurchase Agreement dated 12/30/05 at 4.260% to be repurchased at $75,035,500 on 01/03/06, collateralized by $77,575,000 Federal Home Loan Mortgage Corp. 4.110% due 02/16/10 with a value of $76,508,344	75,000,000	75,000,000

Security Description	Face Amount	Value*
Greenwich Capital Repurchase Agreement dated 12/30/05 at 4.250% to be repurchased at $57,701,235 on 01/03/06, collateralized by $59,075,000 Federal National Mortgage Association Zero Coupon Discount Note due 02/03/06 with a value of $58,820,210	$57,674,000	$57,674,000
State Street Corp. Repurchase Agreement dated 12/30/05 at 3.050% to be repurchased at $3,406,154 on 01/03/06, collateralized by $3,445,000 U.S. Treasury Note 3.875% due 07/31/07 with a value of $3,473,225	3,405,000	3,405,000

		136,079,000

U.S. Treasury—2.0%
United States Treasury Bills 3.520%, 01/12/06 (d)	2,000,000	1,997,849
3.525%, 01/12/06 (d)	2,000,000	1,997,846
3.545%, 01/12/06 (d)	4,000,000	3,995,667
3.550%, 01/12/06 (d)	2,000,000	1,997,830

		9,989,192

Total Short Term Investments (Amortized Cost $211,072,645)		211,072,645

Total Investments—137.4% (Identified Cost $669,120,249) (k)		668,325,653
Liabilities in excess of other assets		(181,949,209)

Total Net Assets—100%		$486,376,444

(a)	Zero Valued Security.
(b)	Non-Income Producing; Defaulted Bond.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2005.
(d)	A portion or all of the security was held on loan. As of December 31, 2005, the market value of securities loaned was $108,569,936 and the collateral received consisted of cash in the amount of $110,833,511.
(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(f)	Escrow Receipt is a certificate which guarantees that the securities underlying an option contract are on deposit and will be delivered in the event that the option is exercised.
(g)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(h)	Security was valued in good faith under procedures established by the Board of Directors.
(i)	Non-Income Producing.
(j)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(k)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $669,831,685 and the composition of unrealized appreciation and (depreciation) of investment securities was $6,319,192 and ($7,825,224), respectively.

*See accompanying notes to financial statements.

MSF-354

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2005

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, the market value of 144A securities was $29,706,182, which is 6.1% of total net assets.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(ARS)—	Argentine Peso

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Unrealized Appreciation/ Depreciation
U.S. Treasury Notes 10 Year Futures	3/22/2006	167	$18,121,434	$18,270,844	$149,410

Futures Contracts Short
U.S. Treasury Notes 2 Year Futures	3/31/2006	(107)	(21,927,909)	(21,955,062)	(27,153)
U.S. Treasury Notes 5 Year Futures	3/22/2006	(7)	(740,825)	(744,406)	(3,581)

Net Unrealized Appreciation					$118,676

See accompanying notes to financial statements.

MSF-355

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$532,246,653
Investments in repurchase agreements		136,079,000
Cash		976
Foreign cash at value		3
Collateral for securities loaned		110,833,511
Receivable for:
Securities sold		1,400
Fund shares sold		1,324,560
Accrued interest and dividends		4,490,478

Total Assets		784,976,581
Liabilities
Payable for:
Fund shares redeemed	$744,905
Securities purchased	186,588,712
Futures variation margin	20,015
Return of collateral for securities loaned	110,833,511
Accrued expenses:
Management fees	262,400
Service and distribution fees	43,661
Deferred directors’ fees	15,670
Other expenses	91,263

Total Liabilities		298,600,137

Net Assets		$486,376,444

Net assets consists of:
Capital paid in		$465,683,874
Undistributed net investment income		19,019,295
Accumulated net realized gains		2,349,472
Unrealized depreciation on investments, futures contracts and foreign currency		(676,197)

Net Assets		$486,376,444

Computation of offering price:
Class A
Net asset value and redemption price per share ($213,905,500 divided by 16,821,424 shares outstanding)		$12.72

Class B
Net asset value and redemption price per share ($120,589,660 divided by 9,526,792 shares outstanding)		$12.66

Class E
Net asset value and redemption price per share ($151,881,284 divided by 11,981,131 shares outstanding)		$12.68

Identified cost of investments		$669,120,249

Identified cost of foreign cash		$3

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends		$34,845
Interest		19,672,420 (a)

		19,707,265
Expenses
Management fees	$2,634,095
Service and distribution fees—Class B	184,413
Service and distribution fees—Class E	222,614
Directors’ fees and expenses	22,695
Custodian	228,323
Audit and tax services	21,768
Legal	10,657
Printing	101,675
Insurance	7,075
Miscellaneous	5,748

Total expenses		3,439,063

Net Investment Income		16,268,202

Realized and Unrealized Loss
Realized gain on:
Investments—net	3,663,014
Futures contracts—net	747,167
Foreign currency transactions—net	1,302,224	5,712,405

Unrealized appreciation (depreciation) on:
Investments—net	(11,079,142)
Futures contracts—net	(107,605)
Foreign currency transactions—net	337,088	(10,849,659)

Net loss		(5,137,254)

Net Increase in Net Assets From Operations		$11,130,948

(a)	Includes income on securities loaned of $51,891.

See accompanying notes to financial statements.

MSF-356

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$16,268,202	$11,167,311
Net realized gain	5,712,405	7,054,719
Unrealized appreciation (depreciation)	(10,849,659)	1,515,000

Increase in net assets from operations	11,130,948	19,737,030

From Distributions to Shareholders
Net investment income
Class A	(5,423,779)	(4,722,566)
Class B	(1,713,034)	(18,942)
Class E	(4,417,235)	(3,832,724)

	(11,554,048)	(8,574,232)

Net realized gain
Class A	(3,345,753)	0
Class B	(1,124,453)	0
Class E	(2,870,082)	0

	(7,340,288)	0

Total distributions	(18,894,336)	(8,574,232)

Increase in net assets from capital share transactions	148,976,048	84,158,016

Total increase in net assets	141,212,660	95,320,814

Net Assets
Beginning of the period	345,163,784	249,842,970

End of the period	$486,376,444	$345,163,784

Undistributed Net Investment Income
End of the period	$19,019,295	$11,956,037

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	7,365,345	$93,430,873	3,067,925	$38,773,578
Reinvestments	708,363	8,769,532	384,887	4,722,566
Redemptions	(3,847,414)	(48,916,740)	(3,034,308)	(38,149,788)

Net increase	4,226,294	$53,283,665	418,504	$5,346,356

Class B
Sales	7,228,893	$91,416,951	3,102,534	$38,776,362
Reinvestments	229,942	2,837,487	1,545	18,942
Redemptions	(730,461)	(9,224,205)	(326,958)	(4,063,471)

Net increase	6,728,374	$85,030,233	2,777,121	$34,731,833

Class E
Sales	2,115,532	$26,862,474	5,689,453	$71,523,828
Reinvestments	590,066	7,287,317	312,875	3,832,724
Redemptions	(1,850,232)	(23,487,641)	(2,508,165)	(31,276,725)

Net increase	855,366	$10,662,150	3,494,163	$44,079,827

Increase derived from capital share transactions	11,810,034	$148,976,048	6,689,788	$84,158,016

See accompanying notes to financial statements.

MSF-357

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.04	$12.61	$11.44	$11.20	$11.42

Income From Investment Operations
Net investment income	0.36	0.46	0.51	0.69	0.70
Net realized and unrealized gain (loss) of investments	(0.01)	0.35	0.92	0.35	0.04

Total from investment operations	0.35	0.81	1.43	1.04	0.74

Less Distributions
Distributions from net investment income	(0.41)	(0.38)	(0.26)	(0.80)	(0.96)
Distributions from net realized capital gains	(0.26)	0.00	0.00	0.00	0.00

Total distributions	(0.67)	(0.38)	(0.26)	(0.80)	(0.96)

Net Asset Value, End of Period	$12.72	$13.04	$12.61	$11.44	$11.20

Total Return (%)	2.8	6.6	12.6	9.6	6.6
Ratio of operating expenses to average net assets (%)	0.75	0.77	0.81	0.85	0.84
Ratio of net investment income to average net assets (%)	4.11	3.79	4.66	6.25	6.44
Portfolio turnover rate (%)	507	393	329	239	248
Net assets, end of period (000)	$213,906	$164,213	$153,549	$122,023	$109,448

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.99	$12.58	$11.41	$10.43

Income From Investment Operations
Net investment income	0.40	0.39	0.23	0.14
Net realized and unrealized gain (loss) of investments	(0.08)	0.38	1.19	0.84

Total from investment operations	0.32	0.77	1.42	0.98

Less Distributions
Distributions from net investment income	(0.39)	(0.36)	(0.25)	0.00
Distributions from net realized capital gains	(0.26)	0.00	0.00	0.00

Total distributions	(0.65)	(0.36)	(0.25)	0.00

Net Asset Value, End of Period	$12.66	$12.99	$12.58	$11.41

Total Return (%)	2.6	6.3	12.6	9.4	(b)
Ratio of operating expenses to average net assets (%)	1.00	1.02	1.06	1.10	(c)
Ratio of net investment income to average net assets (%)	3.92	3.66	3.95	5.66	(c)
Portfolio turnover rate (%)	507	393	329	239
Net assets, end of period (000)	$120,590	$36,346	$268	$2

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-358

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.00	$12.58	$11.42	$11.20	$10.80

Income From Investment Operations
Net investment income	0.50	0.38	0.42	0.73	0.10
Net realized and unrealized gain (loss) of investments	(0.17)	0.41	0.99	0.29	0.30

Total from investment operations	0.33	0.79	1.41	1.02	0.40

Less Distributions
Distributions from net investment income	(0.39)	(0.37)	(0.25)	(0.80)	0.00
Distributions from net realized capital gains	(0.26)	0.00	0.00	0.00	0.00

Total distributions	(0.65)	(0.37)	(0.25)	(0.80)	0.00

Net Asset Value, End of Period	$12.68	$13.00	$12.58	$11.42	$11.20

Total Return (%)	2.7	6.5	12.5	9.4	3.7	(b)
Ratio of operating expenses to average net assets (%)	0.90	0.92	0.96	1.00	0.99	(c)
Ratio of net investment income to average net assets (%)	3.95	3.64	4.34	6.03	5.50	(c)
Portfolio turnover rate (%)	507	393	329	239	248
Net assets, end of period (000)	$151,881	$144,605	$96,026	$26,060	$2,476

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-359

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Schedule of Investments as of December 31, 2005

Fixed Income—91.2% of Total Net Assets

Security Description	Face Amount	Value*

Federal Agencies—73.0%
Federal Home Loan Bank
5.800%, 09/02/08	$1,000,000	$1,025,080
Federal Home Loan Mortgage Corp.
4.500%, 04/15/32	182,747	166,171
5.000%, TBA	87,000,000	84,199,644
5.500%, 01/15/23 (a)	6,708,206	259,662
5.500%, TBA	50,000,000	49,531,250
6.000%, 10/01/10	430	438
6.000%, 10/01/28	126,526	127,975
6.000%, 11/01/28	150,935	152,937
6.000%, TBA	27,900,000	28,170,295
6.500%, 08/01/13	29,977	30,723
6.500%, 03/01/26	2,173	2,236
6.500%, 07/01/26	54,412	56,009
7.000%, 07/01/11	10,631	11,033
7.500%, 05/01/07	2,810	2,866
8.000%, 12/01/19	15,931	16,966
8.000%, 07/01/20	52,664	56,025
8.250%, 04/01/17	2,135	2,283
9.000%, 10/01/17	12,939	13,498
Federal National Mortgage Association
4.819%, 01/25/43 (b)	1,858,740	1,886,466
5.000%, TBA	113,325,000	109,783,594
5.500%, 04/01/35	4,761,197	4,715,569
5.500%, TBA	133,000,000	132,068,450
5.827%, 02/17/09 (b)	2,000,000	1,947,100
6.000%, TBA	62,000,000	62,622,784
6.500%, 06/01/08	10,054	10,322
6.500%, 12/01/10	5,026	5,168
6.500%, 04/01/13	89,238	91,673
6.500%, 07/01/13	51,877	53,292
6.500%, 06/01/17	715,979	735,620
6.500%, 03/01/26	10,401	10,718
6.500%, 04/01/29	317,565	326,666
6.500%, TBA	32,000,000	32,820,000
6.527%, 05/25/30 (b)	595,826	614,515
7.000%, 12/01/14	47,429	49,297
7.000%, 07/01/15	7,343	7,559
7.000%, 11/01/23	5,732	5,992
7.000%, 02/01/28	30,479	31,795
7.000%, 10/01/28	135,356	141,100
7.000%, 11/01/28	15,444	16,099
7.000%, 02/01/29	50,520	52,796
7.000%, 01/01/30	14,032	14,656
7.000%, 01/01/34	1,400,854	1,461,643
7.500%, 11/01/30	53,116	55,667
7.500%, 01/01/31	23,716	24,855
8.000%, 05/01/28	13,212	14,122
8.000%, 07/01/30	1,853	1,980
8.000%, 08/01/30	25,571	27,315
8.000%, 10/01/30	21,820	23,308
8.000%, 02/01/31	672,920	719,338
8.000%, 08/01/31	5,097	5,444
8.000%, 07/01/32	2,989	3,192
11.500%, 09/01/19	1,047	1,147
12.000%, 10/01/15	47,265	53,929

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
12.000%, 01/15/16	$3,670	$4,148
12.500%, 09/20/15	4,862	5,379
12.500%, 01/15/16	41,611	46,037
62.090%, 12/28/28 (a) (b)	43	43
Government National Mortgage Association
6.500%, 08/15/34	1,074,536	1,121,719
7.500%, 01/15/29	26,626	28,069
7.500%, 09/15/29	24,051	25,308
7.500%, 02/15/30	28,193	29,725
7.500%, 04/15/30	31,592	33,308
7.500%, 05/15/30	14,105	14,837
7.500%, 09/15/30	32,411	34,171
8.500%, 06/15/25	210,879	229,627
9.000%, 12/15/16	32,759	35,460

		515,836,093

U.S. Treasury—18.2%
United States Treasury Notes
2.875%, 11/30/06	15,000,000	14,791,995
3.375%, 11/15/08	16,500,000	16,057,206
3.375%, 10/15/09	5,000,000	4,828,320
4.000%, 04/15/10	50,000,000	49,273,450
4.250%, 08/15/15	30,000,000	29,612,100
4.500%, 11/15/15	14,000,000	14,114,842

		128,677,913

Total Fixed Income (Identified Cost $642,906,555)		644,514,006

Short Term Investments—78.9%

Discount Notes—32.6%
Federal Farm Credit Bank
3.400%, 01/03/06	50,000,000	49,990,555
3.520%, 01/05/06	35,000,000	34,986,311
3.620%, 01/10/06	20,000,000	19,981,900
3.750%, 01/12/06	25,000,000	24,971,354
4.120%, 01/12/06	50,000,000	49,937,056
Federal Home Loan Bank
4.150%, 01/12/06	50,000,000	49,936,597

		229,803,773

Repurchase Agreement—21.9%
Goldman Sachs Repurchase Agreement dated 12/30/05 at 4.260% to be repurchased at $154,922,295 on 01/03/06, collateralized by $160,000,000 Federal Home Loan Mortgage Corp. 4.110% due 02/16/10 with a value of $157,800,000.	154,849,000	154,849,000

U.S. Treasury—24.4%
United States Treasury Bills
3.525%, 01/12/06	13,200,000	13,185,782
3.545%, 01/12/06	72,700,000	72,621,252

*See accompanying notes to financial statements.

MSF-360

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Schedule of Investments as of December 31, 2005

Short Term Investments—(Continued)

Security Description	Face Amount	Value*

U.S. Treasury—(Continued)
3.550%, 01/12/06	$31,600,000	$31,565,723
4.000%, 01/12/06	55,000,000	54,932,778

		172,305,535

Total Short Term Investments (Amortized Cost $556,958,308)		556,958,308
Total Investments—170.1% (Identified Cost $1,199,864,863) (c)		1,201,472,314
Liabilities in excess of other assets		(495,102,448)

Total Net Assets—100%		$706,369,866

(a)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2005.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $1,199,901,534 and the composition of unrealized appreciation and (depreciation) of investment securities was $3,442,609 and ($1,871,829), respectively.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2005	Unrealized Appreciation/ Depreciation
U.S. Treasury Notes 2 Year Futures	3/31/2006	82	$16,816,343	$16,825,375	$9,032

Futures Contracts Short
U.S. Treasury Notes 5 Year Futures	3/22/2006	(49)	(5,210,843)	(5,185,776)	(25,067)
U.S. Treasury Notes 10 Year Futures	3/22/2006	(177)	(19,364,906)	(19,187,239)	(177,667)

Net Unrealized Depreciation					$(193,702)

*See accompanying notes to financial statements.

MSF-361

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$1,046,623,314
Investments in repurchase agreements		154,849,000
Cash		973
Receivable for:
Fund shares sold		1,269,867
Accrued interest		2,167,747
Futures variation margin		26,312

Total Assets		1,204,937,213
Liabilities
Payable for:
Fund shares redeemed	$656,930
Securities purchased	497,457,914
Accrued expenses:
Management fees	279,567
Service and distribution fees	39,022
Deferred directors’ fees	12,944
Other expenses	120,970

Total Liabilities		498,567,347

Net Assets		$706,369,866

Net assets consists of:
Capital paid in		$698,341,214
Undistributed net investment income		15,645,558
Accumulated net realized losses		(9,030,655)
Unrealized appreciation on investments and futures contracts		1,413,749

Net Assets		$706,369,866

Computation of offering price:
Class A
Net asset value and redemption price per share ($471,703,210 divided by 38,585,374 shares outstanding)		$12.22

Class B
Net asset value and redemption price per share ($117,257,865 divided by 9,639,567 shares outstanding)		$12.16

Class E
Net asset value and redemption price per share ($117,408,791 divided by 9,637,716 shares outstanding)		$12.18

Identified cost of investments		$1,199,864,863

Statement of Operations

Year Ended December 31, 2005

Investment Income
Interest		$19,043,475

Expenses
Management fees	$2,890,435
Service and distribution fees—Class B	188,791
Service and distribution fees—Class E	181,208
Directors’ fees and expenses	22,483
Custodian	138,899
Audit and tax services	21,767
Legal	12,317
Printing	139,780
Insurance	8,266
Miscellaneous	6,421

Total expenses		3,610,367

Net Investment Income		15,433,108

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(8,840,371)
Futures contracts—net	467,184	(8,373,187)

Unrealized appreciation (depreciation) on:
Investments—net	1,392,704
Futures contracts—net	(164,450)	1,228,254

Net loss		(7,144,933)

Net Increase in Net Assets From Operations		$8,288,175

See accompanying notes to financial statements.

MSF-362

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$15,433,108	$4,182,419
Net realized gain (loss)	(8,373,187)	6,238,114
Unrealized appreciation (depreciation)	1,228,254	(2,323,904)

Increase in net assets from operations	8,288,175	8,096,629

From Distributions to Shareholders
Net investment income
Class A	(2,064,428)	(1,897,186)
Class B	(723,628)	(4,095)
Class E	(1,518,429)	(1,424,326)

	(4,306,485)	(3,325,607)

Net realized gain
Class A	(2,816,213)	(1,500,939)
Class B	(1,123,528)	(3,938)
Class E	(2,311,931)	(1,245,040)

	(6,251,672)	(2,749,917)

Total distributions	(10,558,157)	(6,075,524)

Increase in net assets from capital share transactions	402,065,193	35,747,393

Total increase in net assets	399,795,211	37,768,498

Net Assets
Beginning of the period	306,574,655	268,806,157

End of the period	$706,369,866	$306,574,655

Undistributed Net Investment Income
End of the period	$15,645,558	$4,286,414

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	31,209,963	$378,680,852	3,337,129	$41,058,920
Reinvestments	404,361	4,880,641	281,302	3,398,125
Redemptions	(4,944,025)	(60,383,842)	(4,180,028)	(51,363,844)

Net increase (decrease)	26,670,299	$323,177,651	(561,597)	$(6,906,799)

Class B
Sales	7,506,965	$91,490,409	2,928,993	$35,894,571
Reinvestments	153,546	1,847,156	666	8,033
Redemptions	(854,703)	(10,390,388)	(124,061)	(1,516,051)

Net increase	6,805,808	$82,947,177	2,805,598	$34,386,553

Class E
Sales	1,266,995	$15,501,720	3,344,596	$41,085,629
Reinvestments	318,136	3,830,360	221,524	2,669,366
Redemptions	(1,915,941)	(23,391,715)	(2,896,812)	(35,487,356)

Net increase (decrease)	(330,810)	$(4,059,635)	669,308	$8,267,639

Increase derived from capital share transactions	33,145,297	$402,065,193	2,913,309	$35,747,393

See accompanying notes to financial statements.

MSF-363

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.43	$12.34	$12.34	$11.97	$11.94

Income from Investment Operations
Net investment income	0.19	0.20	0.18	0.38	0.37
Net realized and unrealized gain of investments	0.01	0.18	0.02	0.54	0.41

Total from investment operations	0.20	0.38	0.20	0.92	0.78

Less Distributions
Distributions from net investment income	(0.17)	(0.16)	(0.08)	(0.38)	(0.75)
Distributions from net realized capital gains	(0.24)	(0.13)	(0.12)	(0.17)	0.00

Total distributions	(0.41)	(0.29)	(0.20)	(0.55)	(0.75)

Net Asset Value, End of Period	$12.22	$12.43	$12.34	$12.34	$11.97

Total Return (%)	1.7	3.0	1.7	7.9	6.7
Ratio of operating expenses to average net assets (%)	0.61	0.64	0.65	0.70	0.70
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.61	0.64	0.65	0.70	0.73
Ratio of net investment income to average net assets (%)	3.00	1.56	1.22	2.20	4.49
Portfolio turnover rate (%)	964	977	882	672	362
Net assets, end of period (000)	$471,703	$148,047	$154,010	$180,989	$102,066

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.38	$12.31	$12.31	$11.88

Income from Investment Operations
Net investment income	0.25	0.16	0.06	0.04
Net realized and unrealized gain (loss) of investments	(0.08)	0.17	0.14	0.39

Total from investment operations	0.17	0.33	0.20	0.43

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.08)	0.00
Distributions from net realized capital gains	(0.24)	(0.13)	(0.12)	0.00

Total distributions	(0.39)	(0.26)	(0.20)	0.00

Net Asset Value, End of Period	$12.16	$12.38	$12.31	$12.31

Total Return (%)	1.4	2.7	1.6	3.6	(b)
Ratio of operating expenses to average net assets (%)	0.86	0.89	0.90	0.95	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.86	0.89	0.90	0.95	(c)
Ratio of net investment income to average net assets (%)	2.76	1.81	0.79	1.34	(c)
Portfolio turnover rate (%)	964	977	882	672
Net assets, end of period (000)	$117,258	$35,073	$347	$2

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-364

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Financial Highlights

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.38	$12.31	$12.32	$11.96	$11.45

Income from Investment Operations
Net investment income	0.34	0.17	0.12	0.31	0.07
Net realized and unrealized gain (loss) of investments	(0.15)	0.17	0.07	0.42	0.44

Total from investment operations	0.19	0.34	0.19	0.73	0.51

Less Distributions
Distributions from net investment income	(0.15)	(0.14)	(0.08)	(0.20)	0.00
Distributions from net realized capital gains	(0.24)	(0.13)	(0.12)	(0.17)	0.00

Total distributions	(0.39)	(0.27)	(0.20)	(0.37)	0.00

Net Asset Value, End of Period	$12.18	$12.38	$12.31	$12.32	$11.96

Total Return (%)	1.6	2.8	1.5	7.7	4.5	(b)
Ratio of operating expenses to average net assets (%)	0.76	0.79	0.80	0.85	0.85	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.76	0.79	0.80	0.85	0.88	(c)
Ratio of net investment income to average net assets (%)	2.74	1.42	1.03	2.05	3.39	(c)
Portfolio turnover rate (%)	964	977	882	672	362
Net assets, end of period (000)	$117,409	$123,455	$114,450	$67,262	$6,289

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-365

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2005

Commercial Paper—85.2% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—38.3%
Allstate Life Global Funding II (144A) 4.369%, 06/27/06	$10,000,000	$10,000,000
Amstel Funding Corp. 4.350%, 03/02/06	20,000,000	19,855,000
Barclays U.S. Funding, LLC 4.195%, 02/03/06	37,000,000	36,857,720
Greenwich Capital Holdings, Inc. 4.339%, 06/23/06 (a)	25,000,000	25,000,000
Lake Con Funding 4.300%, 01/12/06	32,000,000	31,957,955
Landdale Funding, LLC 4.420%, 03/10/06	15,000,000	14,874,767
4.440%, 03/20/06	20,130,000	19,936,349
Lockhart Funding, LLC 4.260%, 01/17/06	35,000,000	34,933,733
MBNA Credit Card Master Trust 4.390%, 02/21/06	30,000,000	29,813,425
Restructured Asset Certificates 4.390%, 08/21/06	15,000,000	15,000,000
Victory Receivable Corp. 4.280%, 01/10/06	34,000,000	33,963,620

		272,192,569

Capital Markets—9.1%
Merrill Lynch & Co., Inc. 4.386%, 10/27/06	10,000,000	10,020,290
4.697%, 06/06/06	7,800,000	7,811,497
4.697%, 09/18/06	5,425,000	5,433,035
Morgan Stanley 4.330%, 08/04/06 (a)	35,000,000	35,000,000
The Goldman Sachs Group, Inc 4.290%, 01/12/06	6,500,000	6,491,480

		64,756,302

Commercial Banks—7.4%
Bank of America Corp. 4.213%, 01/31/06	35,000,000	34,877,121
National City Bank 4.281%, 07/07/06	6,000,000	5,999,707
U.S. Bank National Association 4.313%, 09/29/06	12,000,000	11,998,000

		52,874,828

Diversified Financial Services—30.4%
Atomium Funding Corp. 4.280%, 01/31/06	14,104,000	14,053,696
Credit Suisse First Boston USA, Inc. 4.150%, 01/26/06	26,475,000	26,398,701
Cullinan Financial, Ltd. (144A) 4.456%, 09/15/06	25,000,000	24,997,385
Irish Life & Permanent, Plc. 4.370%, 12/22/06	20,000,000	20,000,000
Lexington Parker Capital Corp. 4.340%, 01/06/06	11,182,000	11,175,260
Links Finance, LLC 4.380%, 03/08/06	2,885,000	2,861,833

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Monument Garden Funding 4.260%, 01/23/06	$20,000,000	$19,947,933
Nordea North America, Inc. 4.380%, 03/09/06	14,450,000	14,332,208
Prudential Financial 4.270%, 01/20/06	3,400,000	3,392,338
Sigma Finance, Inc. 4.230%, 01/31/06	35,000,000	34,876,625
Thames Asset Global Services 4.260%, 01/23/06	16,399,000	16,356,308
Transamerica IDEX 4.250%, 01/03/06	27,352,000	27,345,542

		215,737,829

Total Commercial Paper (Amortized Cost $605,561,528)		605,561,528

Certificate of Deposit—14.7%

Commercial Banks— 14.7%
BNP Paribas 4.505%, 10/19/06	7,500,000	7,500,000
CitiBank N.A. 4.475%, 03/29/06	13,000,000	13,000,000
DEPFA Bank, Plc. 4.525%, 10/16/06	8,300,000	8,300,000
Royal Bank of Scotland, Plc. 4.518%, 10/20/06	4,400,000	4,400,086
Societe Generale 4.780%, 12/06/06	7,000,000	7,000,000
Washington Mutual Bank, F.A. 4.460%, 03/28/06	30,000,000	30,000,000
Wells Fargo Bank N.A. 4.290%, 01/23/06	34,000,000	34,000,000

Total Certificate of Deposit (Amortized Cost $104,200,086)		104,200,086

Total Investments—99.9% (Amortized Cost $709,761,614) (b)		709,761,614
Other assets less liabilities		878,202

Total Net Assets—100%		$710,639,816

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2005.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2005 was $709,761,614.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2005, the market value of 144A securities was $34,997,385, which is 4.9% of total net assets.

*See accompanying notes to financial statements.

MSF-366

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

December 31, 2005

Assets
Investments at value		$709,761,614
Cash		1,843
Receivable for:
Fund shares sold		2,445,643
Accrued interest		778,581

Total Assets		712,987,681
Liabilities
Payable for:
Fund shares redeemed	$1,860,189
Accrued expenses:
Management fees	201,658
Service and distribution fees	93,479
Deferred directors’ fees	119,066
Other expenses	73,473

Total Liabilities		2,347,865

Net Assets		$710,639,816

Net assets consists of:
Capital paid in		$710,651,198
Undistributed net investment income		16,296
Accumulated net realized losses		(27,678)

Net Assets		$710,639,816

Computation of offering price:
Class A
Net asset value and redemption price per share ($429,018,868 divided by 4,290,252 shares outstanding)		$100.00

Class B
Net asset value and redemption price per share ($273,052,114 divided by 2,730,614 shares outstanding)		$100.00

Class E
Net asset value and redemption price per share ($8,568,834 divided by 85,689 shares outstanding)		$100.00

Amortized cost of investments		$709,761,614

Statement of Operations

Year Ended December 31, 2005

Investment Income
Interest		$21,808,467

Expenses
Management fees	$2,303,372
Service and distribution fees—Class B	510,300
Service and distribution fees—Class E	14,423
Directors’ fees and expenses	25,702
Custodian	140,768
Audit and tax services	23,767
Legal	25,341
Printing	177,142
Insurance	12,315
Miscellaneous	38,004

Total expenses	3,271,134
Management fee waivers	(45,308)	3,225,826

Net Investment Income		18,582,641

Realized and Unrealized Loss
Realized loss on:
Investments—net		(5,442)

Net loss		(5,442)

Net Increase in Net Assets From Operations		$18,577,199

See accompanying notes to financial statements.

MSF-367

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
From Operations
Net investment income	$18,582,641	$5,383,855
Net realized gain (loss)	(5,442)	0

Increase in net assets from operations	18,577,199	5,383,855

From Distributions to Shareholders
Net investment income
Class A	(12,538,591)	(4,758,832)
Class B	(5,788,298)	(546,831)
Class E	(255,753)	(78,192)

Total distributions	(18,582,641)	(5,383,855)

Increase (decrease) in net assets from capital share transactions	150,543,141	(132,257,191)

Total increase (decrease) in net assets	150,537,699	(132,257,191)

Net Assets
Beginning of the period	560,102,117	692,359,308

End of the period	$710,639,816	$560,102,117

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	4,517,531	$451,759,744	7,617,875	$761,784,717
Shares issued through acquisition	31,414	3,141,378	0	0
Reinvestments	125,453	12,538,591	47,589	4,758,832
Redemptions	(5,080,912)	(508,091,177)	(9,072,882)	(907,288,288)

Net decrease	(406,514)	$(40,651,464)	(1,407,418)	$(140,744,739)

Class B
Sales	2,922,644	$292,561,401	831,966	$83,196,625
Shares issued through acquisition	1,944,828	194,482,841	0	0
Reinvestments	60,927	5,788,298	5,468	546,831
Redemptions	(2,985,875)	(298,587,522)	(800,176)	(80,017,602)

Net increase	1,942,524	$194,245,018	37,258	$3,725,854

Class E
Sales	32,849	$3,284,948	283,220	$28,321,972
Reinvestments	2,558	255,753	782	78,192
Redemptions	(65,911)	(6,591,114)	(236,385)	(23,638,470)

Net decrease	(30,504)	$(3,050,413)	47,617	$4,761,694

Increase derived from capital share transactions	1,505,506	$150,543,141	(1,322,543)	$(132,257,191)

See accompanying notes to financial statements.

MSF-368

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.85	0.98	0.80	1.41	3.88

Total from investment operations	2.85	0.98	0.00	1.41	3.88

Less Distributions
Distributions from net investment income	(2.85)	(0.98)	(0.80)	(1.41)	(3.88)

Total distributions	(2.85)	(0.98)	(0.80)	(1.41)	(3.88)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.9	1.0	0.8	1.4	4.0
Ratio of operating expenses to average net assets (%)	0.41	0.42	0.40	0.43	0.42
Ratio of net investment income to average net assets (%)	2.83	0.97	0.78	1.40	3.80
Net assets, end of period (000)	$429,019	$469,674	$610,419	$332,151	$277,381

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.60	0.73	0.55	1.16	1.95

Total from investment operations	2.60	0.73	0.55	1.16	1.95

Less Distributions
Distributions from net investment income	(2.60	(0.73)	(0.55)	(1.16)	(1.95)

Total distributions	(2.60)	(0.73)	(0.55)	(1.16)	(1.95)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.6	0.7	0.6	1.2	2.0	(b)
Ratio of operating expenses to average net assets (%)	0.66	0.67	0.65	0.68	0.67	(c)
Ratio of net investment income to average net assets (%)	2.84	0.74	0.65	1.15	1.65	(c)
Net assets, end of period (000)	$273,052	$78,809	$75,083	$57,260	$15,407

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-369

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

	Class E
	Year ended December 31,		April 23, 2003(a) through December 31, 2003
	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.70	0.83	0.42

Total from investment operations	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(2.70)	(0.83)	(0.42)

Total distributions	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00

Total Return (%)	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.56	0.57	0.55	(c)
Ratio of net investment income to average net assets (%)	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$8,569	$11,619	$6,858

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-370

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Each Portfolio of the Fund other than Harris Oakmark Focused Value and each of the Fund’s five Asset Allocation Portfolios (each, an “Asset Allocation Portfolio,” and, collectively, the “Asset Allocation Portfolios”) is diversified. Harris Oakmark Focused Value and the Asset Allocation Portfolios are non-diversified. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments (“Portfolio”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company, New England Life Insurance Company, General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio’s shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net asset of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-371

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers”) or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the underlying portfolios in which such Portfolios invests. The underlying portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the underlying portfolios that are Portfolios of Met Investors Series Trust (“MIST”), please refer to the prospectus for such underlying portfolios.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

Repurchase Agreements:

Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the

MSF-372

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, such a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

Certain Portfolios may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments.

For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

Mortgage Dollar Rolls:

The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $131,880,135, $352,643,717 and $259,916,128 for the Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio, respectively.

Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under

MSF-373

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations there under applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2005, the following Portfolios had capital loss carryovers.

Portfolio	Total	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Expiring 12/31/07	Expiring 12/31/06
BlackRock Aggressive Growth	$309,086,773	$0	$0	$0	$201,096,876	$1,188,639	$104,064,382	$2,736,876	$0
BlackRock Diversified	129,763,906	0	0	0	125,483,248	4,280,658	0	0	0
BlackRock Investment Trust	321,551,043	0	0	14,588,867	306,962,176	0	0	0	0
BlackRock Large Cap Value	1,937,297	0	0	0	557,986	1,379,311	0	0	0
BlackRock Legacy Large Cap Growth	224,315,221	0	0	0	205,405,850	18,909,371	0	0	0
BlackRock Money Market	27,589	5,353	3,013	946	1,430	16,281	474	32	60
Capital Guardian U.S. Equity	23,472,193	0	0	0	11,190,563	12,281,630	0	0	0
Davis Venture Value	124,069,852	13,892,996	4,821,033	25,334,924	49,957,026	30,063,873	0	0	0
FI International Stock	29,254,477	0	0	0	29,254,477	0	0	0	0
FI Mid Cap Opportunities	706,797,053	0	0	16,477,953	376,464,857	313,854,243	0	0	0
FI Value Leaders	9,192,088	0	0	9,192,088	0	0	0	0	0
Harris Oakmark Large Cap Value	2,217,415	0	723,150	1,494,265	0	0	0	0	0
Lehman Brothers Aggregate Bond Index	5,614,476	3,790,866	499,465	0	449,093	612,878	223,967	38,207	0
MFS Investors Trust	17,642,595	0	0	0	9,265,962	8,376,633	0	0	0
MFS Total Return	23,435,321	0	0	0	5,467,027	13,005,887	4,962,407	0	0
Morgan Stanley EAFE Index	1,410,854	0	0	0	1,410,854	0	0	0	0
Salomon Brothers U.S. Government	3,234,233	3,234,233	0	0	0	0	0	0	0
T. Rowe Price Large Cap Growth	24,763,122	0	0	4,593,031	16,388,306	3,781,785	0	0	0
T. Rowe Price Small Cap Growth	29,159,749	0	0	9,886,767	19,272,982	0	0	0	0
Zenith Equity	149,347,303	0	0	14,363,795	0	134,983,508	0	0	0

MSF-374

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

Dividends and Distributions to Shareholders:

BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

The tax character of distributions paid for the period ended December 31, 2005 and 2004 were as follows:

	Ordinary Income		Long Term Gain		Return of Capital		Total
Portfolio	2005	2004	2005	2004	2005	2004	2005	2004
BlackRock Aggressive Growth	—	—	—	—	—	—	—	—
BlackRock Bond Income	$46,837,876	$42,480,623	$5,742,559	$15,608,636	—	—	$52,580,435	$58,089,259
BlackRock Diversified	30,248,416	37,147,177	—	—	—	—	30,248,416	37,147,177
BlackRock Investment Trust	20,621,302	14,065,241	—	—	—	—	20,621,302	14,065,241
BlackRock Large Cap Value	1,058,611	—	1,263,456	—	—	—	2,322,067	0
BlackRock Legacy Large Cap Growth	2,174,752	—	—	—	—	—	2,174,752	0
BlackRock Money Market	18,582,642	5,383,855	—	—	—	—	18,582,642	5,383,855
BlackRock Strategic Value	4,492,905	—	61,041,533	—	—	—	65,534,438	0
Capital Guardian U.S. Equity	112,272	4,941,578	—	—	—	—	112,272	4,941,578
Davis Venture Value	18,493,308	10,181,323	—	—	—	—	18,493,308	10,181,323
FI International Stock	2,742,897	5,168,609	—	—	—	—	2,742,897	5,168,609
FI Mid Cap Opportunities	—	4,781,351	—	—	—	$83,260	0	4,781,351
FI Value Leaders	6,582,101	7,401,342	—	—	—	—	6,582,101	7,401,342
Franklin Templeton Small Cap Growth	—	—	3,093,451	—	—	—	3,093,451	0
Harris Oakmark Focused Value	663,863	268,573	17,918,250	16,558,074	—	—	18,582,113	16,826,647
Harris Oakmark Large Cap Value	3,500,576	2,128,118	—	—	—	—	3,500,576	2,128,118
Jennison Growth	2,443,886	370,406	130,293	—	—	—	2,574,179	0
Lehman Brothers Aggregate Bond Index	37,577,385	22,348,934	—	—	—	—	37,577,385	22,348,934
Loomis Sayles Small Cap	—	—	5,078,557	—	—	—	5,078,557	0
MetLife Aggressive Allocation	60,929	—	—	—	—	—	60,929	0
MetLife Conservative Allocation	56,923	—	—	—	—	—	56,923	0
MetLife Conservative to Moderate Allocation	209,716	—	—	—	—	—	209,716	0
MetLife Mid Cap Stock Index	5,048,633	1,434,377	15,228,603	788,114	—	—	20,277,236	2,222,491
MetLife Moderate Allocation	453,403	—	—	—	—	—	453,403	0
MetLife Moderate to Aggressive Allocation	307,176	—	—	—	—	—	307,176	0
MetLife Stock Index	77,452,113	38,558,216	—	—	—	—	77,452,113	38,558,216
MFS Investors Trust	414,321	396,926	—	—	—	—	414,321	396,926
MFS Total Return	8,159,735	5,766,449	5,478,406	1,002,497	—	—	13,638,141	6,768,946
Morgan Stanley EAFE Index	6,246,917	2,125,372	—	—	—	—	6,246,917	2,125,372

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Notes to Financial Statements—December 31, 2005—(Continued)

	Ordinary Income		Long Term Gain		Return of Capital		Total
Portfolio	2005	2004	2005	2004	2005	2004	2005	2004
Neuberger Berman Mid Cap Value	$22,015,796	$2,417,615	$29,010,138	$7,702,339	—	—	$51,025,934	$10,119,954
Oppenheimer Global Equity	1,297,062	3,151,995	—	—	—	—	1,297,062	3,151,995
Russell 2000 Index	6,162,833	1,501,190	11,452,307	—	—	—	17,615,141	1,501,190
Salomon Brothers Strategic Bond Opportunities	15,252,865	8,574,232	3,641,471	—	—	—	18,894,336	8,574,232
Salomon Brothers U.S. Government	10,558,157	5,369,789	—	705,734	—	—	10,558,157	6,075,523
T. Rowe Price Large Cap Growth	1,487,546	392,986	—	—	—	—	1,487,546	392,986
T. Rowe Price Small Cap Growth	—	—	—	—	—	—	0	0
Zenith Equity	9,105,003	4,637,824	—	—	—	—	9,105,003	4,637,824

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
BlackRock Aggressive Growth	—	—	$186,861,225	$(309,086,773)	$(122,225,548)
BlackRock Bond Income	$43,996,428	$936,708	(7,996,832)	—	36,936,304
BlackRock Diversified	43,591,586	—	78,761,952	(129,763,906)	(7,410,369)
BlackRock Investment Trust	23,209,724	—	126,698,562	(321,551,043)	(171,642,757)
BlackRock Large Cap Value	2,147,008	9,238,150	10,382,759	(1,937,297)	19,830,620
BlackRock Legacy Large Cap Growth	518,038	—	82,532,010	(224,315,221)	(141,265,173)
BlackRock Money Market	46,145	—	—	(27,589)	18,556
BlackRock Strategic Value	26,546,848	164,054,425	46,967,547	—	237,568,820
Capital Guardian U.S. Equity	3,454,395	19,733,905	66,229,973	(23,472,193)	65,946,080
Davis Venture Value	27,249,240	—	737,718,518	(124,069,852)	640,897,906
FI International Stock	8,420,179	—	93,242,576	(29,254,477)	72,408,278
FI Mid Cap Opportunities	44,156	—	72,901,936	(706,797,053)	(633,850,961)
FI Value Leaders	5,292,043	—	63,097,978	(9,192,088)	59,197,933
Franklin Templeton Small Cap Growth	—	6,034,354	—	13,158,729	19,193,083
Harris Oakmark Focused Value	7,420,606	184,502,080	369,490,230	—	561,412,916
Harris Oakmark Large Cap Value	4,374,524	—	77,101,686	(2,217,415)	79,258,795
Jennison Growth	—	31,736,199	196,170,862	—	227,907,061
Lehman Brothers Aggregate Bond Index	46,714,452	—	(9,870,940)	(5,614,476)	31,229,036
Loomis Sayles Small Cap	8,998,429	31,543,787	76,972,598	—	117,514,814
MetLife Aggressive Allocation	15,649	54,075	220,147	—	289,870
MetLife Conservative Allocation	6,140	43,835	72,512	—	122,487
MetLife Conservative to Moderate Allocation	615	187,983	669,340	—	857,938
MetLife Mid Cap Stock Index	5,820,039	22,803,031	71,148,345	—	99,771,416
MetLife Moderate Allocation	670	559,444	1,833,273	—	2,393,387
MetLife Moderate to Aggressive Allocation	10,877	460,247	1,782,274	—	2,253,398
MetLife Stock Index	78,033,045	107,498,842	(7,897,276)	—	177,634,611
MFS Investors Trust	698,718	7,864,229	15,320,978	(17,642,595)	6,241,331
MFS Total Return	13,445,747	8,052,847	21,836,530	(23,435,321)	19,899,803
Morgan Stanley EAFE Index	8,789,231	—	107,610,226	(1,410,853)	114,988,604
Neuberger Berman Mid Cap Value	11,598,043	63,943,165	74,481,434	—	150,022,641
Oppenheimer Global Equity	7,708,706	6,082,291	35,286,264	—	49,077,261
Russell 2000 Index	4,309,684	17,717,058	73,013,072	—	95,039,814
Salomon Brothers Strategic Bond Opportunities	21,224,610	2,232,446	(1,387,357)	—	22,069,700
Salomon Brothers U.S. Government	15,657,594	—	1,377,078	(3,234,233)	13,800,439
T. Rowe Price Large Cap Growth	1,079,026	—	45,004,554	(24,763,122)	21,320,459
T. Rowe Price Small Cap Growth	—	—	87,986,818	(29,159,749)	58,827,069
Zenith Equity	5,155,938	—	197,888,929	(149,347,303)	53,697,564

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

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Notes to Financial Statements—December 31, 2005—(Continued)

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2.	PURCHASES AND SALES:

For the year ended December 31, 2005, purchases and sales of securities (excluding short—term investments) for each of the Portfolios were as follows:

	Purchases		Sales
Portfolio	U.S. Government	Other	U.S. Government	Other
BlackRock Aggressive Growth	$0	$661,217,875	$0	$758,339,263
BlackRock Bond Income	8,640,112,784	583,015,823	8,535,506,983	496,296,424
BlackRock Diversified	6,748,372,345	1,471,875,915	6,699,806,180	1,590,144,459
BlackRock Investment Trust	0	1,694,874,754	0	1,857,640,174
BlackRock Large Cap Value	0	146,826,898	0	130,968,950
BlackRock Legacy Large Cap Growth	0	411,818,366	0	487,002,600
BlackRock Strategic Value	0	1,648,323,870	0	1,701,621,375
Capital Guardian U.S. Equity	0	145,478,089	0	166,683,966
Davis Venture Value	0	1,074,580,462	0	741,209,968
FI International Stock	0	346,626,868	0	314,067,237
FI Mid Cap Opportunities	0	1,474,950,348	0	1,569,786,099
FI Value Leaders	0	546,517,902	0	581,372,388
Franklin Templeton Small Cap Growth	0	69,081,788	0	47,951,771
Harris Oakmark Focused Value	0	537,269,199	0	407,222,655
Harris Oakmark Large Cap Value	0	145,339,814	0	64,793,155
Jennison Growth	0	625,354,810	0	548,526,817
Lehman Brothers Aggregate Bond Index	317,632,268	86,598,274	191,570,271	35,779,162
Loomis Sayles Small Cap	0	407,367,856	0	429,135,023
MetLife Aggressive Allocation	0	11,559,506	0	1,591,753
MetLife Conservative Allocation	0	16,900,573	0	1,588,420
MetLife Conservative to Moderate Allocation	0	58,690,748	0	539,362
MetLife Moderate Allocation	0	120,653,373	0	236,033
MetLife Moderate to Aggressive Allocation	0	86,929,004	0	451,604
MetLife Mid Cap Stock Index	0	161,343,552	0	115,725,252
MetLife Stock Index	0	362,175,228	0	386,083,776
MFS Investors Trust	0	57,195,001	0	66,985,668
MFS Total Return	91,140,784	189,367,338	74,326,067	153,475,902
Morgan Stanley EAFE Index	0	143,516,146	0	85,606,082
Neuberger Berman Mid Cap Value	0	660,638,598	0	521,309,489
Oppenheimer Global Equity	0	287,310,892	0	263,255,687
Russell 2000 Index		170,402,474	0	147,804,240
Salomon Brothers Strategic Bond Opportunities	1,800,091,029	231,666,982	1,628,136,581	261,571,069
Salomon Brothers U.S. Government	4,812,688,805	0	4,438,099,369	0
T. Rowe Price Large Cap Growth	0	173,868,458	0	105,918,422
T. Rowe Price Small Cap Growth	0	107,023,212	0	126,598,700
Zenith Equity	0	44,457,189	0	165,739,668

Options Written:

The BlackRock Bond Income Portfolio transactions in options written during the year ended December 31, 2005 were as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2004	0	$0
Options written	251	247,721
Options closed	(251)	(247,721)

Options outstanding at December 31, 2005	0	$0

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Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

The BlackRock Diversified Portfolio transactions in options written during the year ended December 31, 2005 were as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2004	0	$0
Options written	80	44,776
Options closed	(80)	(44,776)

Options outstanding at December 31, 2005	0	$0

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreements:

MetLife Advisers, is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates of:

Portfolio	Management Fees earned by MetLife Advisers for the period ended December 31, 2005	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset value levels
BlackRock Aggressive Growth	6,869,382	0.750%	Of the first $500 million
		0.700%	Of the next $500 million
		0.650%	On amounts in excess of $1 billion
BlackRock Bond Income	4,137,468	0.400%	Of the first $1 billion
		0.350%	Of the next $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $3 billion
BlackRock Diversified	8,285,784	0.500%	Of the first $500 million
		0.450%	Of the next $500 million
		0.400%	On amounts in excess of $1 billion
BlackRock Investment Trust	9,042,281	0.550%	Of the first $500 million
		0.500%	Of the next $500 million
		0.450%	On amounts in excess of $1 billion
BlackRock Large Cap Value	863,508	0.700%	Of the first $250 million
		0.650%	Of the next $500 million
		0.600%	On amounts in excess of $750 million
BlackRock Legacy Large Cap Growth	3,980,761	0.730%	Of the first $1 billion
		0.650%	On amounts in excess of $1 billion
BlackRock Money Market	2,258,065	0.350%	Of the first $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $2 billion
BlackRock Strategic Value	8,006,721	0.850%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion
Capital Guardian U.S. Equity	3,372,518	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion
Davis Venture Value	20,216,812	0.750%	Of the first $1 billion
		0.700%	Of the next $2 billion
		0.675%	On amounts in excess of $3 billion
FI International Stock	3,945,949	0.860%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion
FI Mid Cap Opportunities	6,730,379	0.750%	Of the first $100 million
		0.700%	Of the next $400 million
		0.650%	On amounts in excess of $500 million
FI Value Leaders	3,856,710	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion

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Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

Portfolio	Management Fees earned by MetLife Advisers for the period ended December 31, 2005	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset value levels
Franklin Templeton Small Cap Growth	852,255	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million
Harris Oakmark Focused Value	12,936,022	0.750%	Of the first $1 billion
		0.700%	On amounts in excess of $1 billion
Harris Oakmark Large Cap Value	4,028,986	0.750%	Of the first $250 million
		0.700%	On amounts in excess of $250 million
Jennison Growth	5,898,199	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index	2,467,453	0.250%	Of all assets
Loomis Sayles Small Cap	3,580,773	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million
MetLife Aggressive Allocation*	2,325	0.100%	Of all assets
MetLife Conservative Allocation*	4,197	0.100%	Of all assets
MetLife Conservative to Moderate Allocation*	15,111	0.100%	Of all assets
MetLife Moderate Allocation*	29,279	0.100%	Of all assets
MetLife Moderate to Aggressive Allocation*	21,846	0.100%	Of all assets
MetLife Mid Cap Stock Index	884,327	0.250%	Of all assets
MetLife Stock Index	12,015,175	0.250%	Of all assets
MFS Investors Trust	947,619	0.750%	Of all assets
MFS Total Return	2,460,950	0.500%	Of all assets
Morgan Stanley EAFE Index	1,175,715	0.300%	Of all assets
Neuberger Berman Mid Cap Value	4,044,482	0.700%	Of the first $100 million
		0.675%	Of the next $250 million
		0.650%	Of the next $500 million
		0.625%	Of the next $750 million
		0.600%	On amounts in excess of $1.6 billion
Oppenheimer Global Equity	1,397,667	0.900%	Of the first $50 million
		0.550%	Of the next $50 million
		0.500%	Of the next $400 million
		0.475%	On amounts in excess of $500 million
Russell 2000 Index	970,079	0.250%	Of all assets
Salomon Brothers Strategic Bond Opportunities	2,634,096	0.650%	Of the first $500 million
		0.550%	On amounts in excess of $500 million
Salomon Brothers U.S. Government	2,890,435	0.550%	Of the first $500 million
		0.450%	On amounts in excess of $500 million
T. Rowe Price Large Cap Growth	1,857,536	0.650%	Of the first $50 million
		0.600%	On amounts in excess of $50 million
T. Rowe Price Small Cap Growth	1,751,500	0.550%	Of the first $100 million
		0.500%	Of the next $300 million
		0.450%	On amounts in excess of $400 million
Zenith Equity**	0	0.000%	Of all assets

*	The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund and series of Met Investors Series Trust (the “Underlying Portfolios”). In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.
**	The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund (the “Zenith Underlying Portfolios”). The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Zenith Underlying Portfolios.

MSF-379

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into various investment subadvisory agreements with respect to the Portfolios. Prior to January 31, 2005, State Street Research & Management Company (“State Street Research”), which until then was a subsidiary of MetLife, Inc., was compensated by MetLife Advisers to provide subadvisory services for BlackRock Bond Income, BlackRock Money Market, BlackRock Investment Trust, BlackRock Diversified, BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Large Cap Value and BlackRock Legacy Large Cap Growth. The following table shows the fees earned by State Street Research for providing subadvisory services to these Portfolios for the period January 1, 2005 through January 31, 2005.

Portfolio	Fees earned by State Street Research & Management Company for the period January 1 through 31, 2005
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)	$323,437
BlackRock Bond Income (formerly State Street Research Bond Income)	141,082
BlackRock Diversified (formerly State Street Research Diversified)	445,021
BlackRock Investment Trust (formerly State Street Research Investment Trust)	516,495
BlackRock Large Cap Value (formerly State Street Research Large Cap Value)	41,896
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)	180,972
BlackRock Money Market (formerly State Street Research Money Market)	42,164
BlackRock Strategic Value (formerly State Street Research Aurora)	386,906

On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to these Portfolios and receives compensation for providing subadvisory services thereto.

MetLife is the investment subadviser for MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index and MetLife Mid Cap Stock Index (the “Index Portfolios”). MetLife Advisers pays MetLife an investment subadvisory fee for each such Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.

Portfolio	Fees earned by MetLife for the year ended December 31, 2005
Lehman Brothers Aggregate Bond Index	$240,764
MetLife Mid Cap Stock Index	82,826
MetLife Stock Index	1,127,182
Morgan Stanley EAFE Index	91,375
Russell 2000 Index	91,003

Fidelity Management & Research Company receives compensation for providing subadvisory services for FI Mid Cap Opportunities, FI International Stock and FI Value Leaders. T. Rowe Price Associates Inc. is compensated to provide subadvisory services for T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth. Deutsche Investment Management Americas Inc. was compensated to provide subadvisory services for Scudder Global Equity from January 1, 2005 through April 30, 2005. Effective May 1, 2005, OppenheimerFunds, Inc. became subadviser to this Portfolio, which was renamed Oppenheimer Global Equity and receives compensation for providing subadvisory services thereto. Harris Associates L.P. is compensated to provide subadvisory services for Harris Oakmark Focused Value and Harris Oakmark Large Cap Value. Neuberger Berman Management Inc. is compensated to provide subadvisory services for Neuberger Berman Mid Cap Value, which until May 2005 was named Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide subadvisory services for Franklin Templeton Small Cap Growth. Salomon Brothers Asset Management Inc is compensated to provide subadvisory services for Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government. Loomis, Sayles & Company, L.P. is compensated to provide subadvisory services for Loomis Sayles Small Cap. Davis Selected Advisers, L.P. is compensated to provide subadvisory services for Davis Venture Value. Massachusetts Financial Services Company is compensated to provide subadvisory services for MFS Investors Trust and MFS Total Return. Capital Guardian Trust Company is compensated to provide subadvisory services for Capital Guardian U.S. Equity. Jennison Associates LLC is compensated to provide subadvisory services for Jennison Growth.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund’s Class B and Class E shares. Under the Distribution Plans, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their

MSF-380

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting or selling, and servicing, the Class B and Class E shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio’s shares are calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the year ended December 31, 2005 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

Expense Agreement:

Pursuant to an expense agreement relating to each class of BlackRock Large Cap Value, Franklin Templeton Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation and MFS Investors Trust, MetLife Advisers has agreed, from May 1, 2005 to April 30, 2006, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust and five years in the case of BlackRock Large Cap Value, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio’s net average daily net assets) in effect from May 1, 2005 to April 30, 2006 are as follows:

Portfolio	Expense Limit Agreement
	Class A	Class B	Class E
BlackRock Large Cap Value	0.95%	1.20%	1.10%
Franklin Templeton Small Cap Growth	1.15%	1.40%	1.30%
MetLife Conservative Allocation	0.10%	0.35%	0.25%
MetLife Conservative to Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate to Aggressive Allocation	0.10%	0.35%	0.25%
MetLife Aggressive Allocation	0.10%	0.35%	0.25%
MFS Investors Trust	1.00%	1.25%	1.15%

As of December 31, 2005, the amounts of expenses deferred in prior years subject to repayment for each Portfolio are as follows:

	Expenses Deferred in
	2002	2003

	(Subject to repayment until December 31,)
Portfolio	2007	2006
Franklin Templeton Small Cap Growth	—	$69,953
BlackRock Large Cap Value	$40,701	—

For the year ended December 31, 2005, MetLife Advisers recovered $24,000 from BlackRock Large Cap Value and $30,000 from Franklin Templeton Small Cap Growth.

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Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2005 to April 30, 2006; to reduce its advisory fees set out above under “Investment Management Agreements” for each class of the Portfolios listed below as follows:

Portfolio	Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
BlackRock Bond Income	0.025%	Over $1 billion and less than $2 billion
BlackRock Money Market	0.005%	First $500 million
	0.015%	Next $500 million
Loomis Sayles Small Cap	0.050%	All Assets
Lehman Brothers Aggregate Bond Index	0.006%	All Assets
MetLife Mid Cap Stock Index	0.007%	All Assets
MetLife Stock Index	0.007%	All Assets
Morgan Stanley EAFE Index	0.007%	All Assets
Russell 2000 Index	0.007%	All Assets
T. Rowe Price Large Cap Growth	0.015%	First $50 million

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

Amounts waived for the period ended December 31, 2005 are shown as management fee waiver in the Statement of Operations of the respective Portfolios.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from securities lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at December 31, 2005 are footnoted in the Notes to the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to

MSF-382

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. In May 2004, General American received a so-called “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On April 30, 2005, BlackRock Money Market acquired all of the assets of MIST’s Money Market Portfolio pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 31,414 Class A shares of BlackRock Money Market (valued at $3.1 million) in exchange for 3,141,377 Class A shares of MIST’s Money Market Portfolio (valued at $3.1 million) and 1,944,828 Class B shares of BlackRock Money Market (valued at $194.5 million) in exchange for 194,482,841 Class B shares of MIST’s Money Market Portfolio (valued at $194.5 million).

The Aggregate net assets of BlackRock Money Market and MIST’s Money Market Portfolio immediately before the acquisition were $522,346,978 and $197,624,218, respectively. The aggregate net assets of BlackRock Money Market immediately after the acquisition were $719,971,196.

On April 30, 2005, Jennison Growth acquired all of the assets of Met/Putnam Voyager pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 4,750,559 Class A shares of Jennison Growth (valued at $48.3 million) in exchange for 11,080,448 Class A shares of Met/Putnam Voyager (valued at $48.3 million); 860,671 Class B shares of Jennison Growth (valued at $8.7 million) in exchange for 2,011,547 Class B shares of Met/Putnam Voyager (valued at $8.7 million) and 1,035,812 Class E shares of Jennison Growth (valued at $10.5 million) in exchange for 2,421,535 Class E shares of Met/Putnam Voyager (valued at $10.5 million).

The Aggregate net assets of Jennison Growth and Met/Putnam Voyager immediately before the acquisition were $802,773,484 and $67,506,371, respectively. The aggregate net assets of Jennison Growth immediately after the acquisition were $870,279,855.

7.	SUBSEQUENT EVENT:

On February 1, 2006, the Board of Directors of the Fund approved new Subadvisory Agreements (the “Agreements”) with respect to Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government (collectively, the “Salomon Brothers Portfolios”) between MetLife Advisers and Western Asset Management Company (“Western Asset”). The Agreements are not subject to shareholder approval and will become effective May 1, 2006. The Advisory Agreements between the Fund, with respect to the Salomon Brothers Portfolios, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change.

Under the Agreements, Western Asset will become subadviser to the Salomon Brothers Portfolios, succeeding its affiliate, Salomon Brothers Asset Management Inc (“SBAM”), and will become responsible for the day-to-day management of the Salomon Brothers Portfolios’ investment operations under the oversight of MetLife Advisers and the Board. The names of the Salomon Brothers Portfolios will be changed to the “Western Asset Management U.S. Government Portfolio” and “Western Asset Management Strategic Bond Opportunities Portfolio” at the time the Agreements take effect.

On December 13, 2005, the Board approved the acquisition of MFS Investors Trust by the Legg Mason Value Equity Portfolio, a series of MIST, subject to the approval of shareholders of MFS Investors Trust. On or about April 28, 2006, the shareholders of MFS Investors Trust will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of MFS Investors Trust by the Legg Mason Value Equity Portfolio in exchange for shares of the Legg Mason Value Equity Portfolio and the assumption by the Legg Mason Value Equity Portfolio of the liabilities of MFS Investors Trust. If approved by shareholders, the reorganization will close on or about May 1, 2006.

At meetings held on December 13, 2005 and February 1, 2006, as the case may be, the Board approved the acquisition of certain managed separate accounts and mutual funds that are part of the Travelers business of the MetLife organization (each, a

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Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2005—(Continued)

“Travelers Acquired Fund,” and, collectively, the “Travelers Acquired Funds”) by certain Portfolios of the Fund (the “Acquiring Portfolios”), subject to the approval of shareholders/unitholders of the Travelers Acquired Funds, as described below. During March or April as set forth in the prospectus/proxy statement of each Travelers Acquired Funds, shareholders/unitholders of the Travelers Acquired Funds will consider the approval of proposed Agreements and Plans of Reorganization providing for the acquisition of all the assets of the Travelers Acquired Portfolios by the Acquiring Portfolios in exchange for shares of the Acquiring Portfolios and the assumption by the Acquiring Portfolios of the liabilities of the Travelers Acquired Portfolios. If approved by such shareholders/unitholders, the reorganizations will close on or about May 1, 2006.

Travelers Acquired Funds	Acquiring Portfolios
MFS Total Return[1]	MFS Total Return
MFS Mid Cap Growth[1]	BlackRock Aggressive Growth
Salomon Brothers Strategic Total Return Bond[1]	Salomon Brothers Strategic Bond Opportunities
Van Kampen Enterprise[1]	Capital Guardian U.S. Equity
Travelers Managed Income[1]	BlackRock Bond Income
Travelers Quality Bond[1]	BlackRock Bond Income
Managed Allocation Series: Conservative[1]	MetLife Conservative Allocation
Managed Allocation Series: Moderate-Conservative[1]	MetLife Conservative to Moderate Allocation
Managed Allocation Series: Moderate[1]	MetLife Moderate Allocation
Managed Allocation Series: Moderate-Aggressive[1]	MetLife Moderate to Aggressive Allocation
Managed Allocation Series: Aggressive[1]	MetLife Aggressive Allocation
Equity Income	FI Value Leaders
Money Market[2]	BlackRock Money Market
Tactical Growth and Income Stock Account for Variable Annuities[3]	MetLife Stock Index
Tactical Aggressive Stock Account for Variable Annuities[3]	Mid Cap Stock Index
Tactical Short-Term Bond Account for Variable Annuities[3]	BlackRock Money Market
Travelers Money Market Account for Variable Annuities[3]	BlackRock Money Market
Travelers Quality Bond Account for Variable Annuities[3]	BlackRock Bond Income
Large Cap[1]	FI Large Cap[4]
Strategic Equity[1]	FI Large Cap[4]
High Yield Bond Trust[2]	Western Asset Management High Yield Bond[4]

On November 3, 2005, the Board approved an advisory fee increase for MFS Total Return, subject to approval by shareholders of MFS Total Return. On February 1, 2006, the Board approved a subadvisory fee increase for MFS Total Return. The subadvisory and advisory fee increases are contingent on the consummation of the proposed reorganization of the MFS Total Return Portfolio (the “TST Portfolio”) of the TST into the Fund’s MFS Total Return Portfolio. On or about April 28, 2006, the shareholders of the Fund’s MFS Total Return Portfolio will consider the approval of a proposed amendment to the Advisory Agreement between the Fund, on behalf MFS Total Return, and MetLife Advisers providing for the increase in advisory fee. If the amendment is approved by shareholders and the merger is consummated, the new advisory and subadvisory fee rates will be effective May 1, 2006.

1 The Travelers Acquired Fund is a series of The Travelers Series Trust (the “TST”).

2 The Travelers Acquired Fund is a stand-alone open-end investment company.

3 The Travelers Acquired Fund is a stand-alone managed separate account.

4 The Acquiring Portfolio will be a newly-established series of the Fund.

MSF-384

Metropolitan Series Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Aggressive Growth Portfolio, BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock Investment Trust Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Money Market Portfolio, BlackRock Strategic Value Portfolio, Capital Guardian U.S. Equity Portfolio, Davis Venture Value Portfolio, FI International Stock Portfolio, FI Mid Cap Opportunities Portfolio, FI Value Leaders Portfolio, Franklin Templeton Small Cap Growth Portfolio, Harris Oakmark Focused Value Portfolio, Harris Oakmark Large Cap Value Portfolio, Jennison Growth Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Portfolio, MetLife Aggressive Allocation Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, MetLife Stock Index Portfolio, MFS Investors Trust Portfolio, MFS Total Return Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Zenith Equity Portfolio (the “Portfolios”), of the Metropolitan Series Fund, Inc. (the “Fund”), as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio of the Metropolitan Series Fund as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2006

MSF-385

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Portfolios listed below held on January 18, 2005, the respective shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To approve, with respect to the BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	44,355,791	1,991,761	3,330,752	49,678,304
2. To approve, with respect to the BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	44,225,435	2,055,700	3,397,169	49,678,304
3. To approve, with respect to the BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	113,487,407	4,495,415	7,708,906	125,691,729
4. To approve, with respect to the BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	113,282,430	4,588,705	7,820,594	125,691,729
5. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	7,915,308	227,791	347,809	8,490,908
6. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	7,859,406	269,482	362,020	8,490,908
7. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	47,524,910	2,039,216	2,169,045	51,733,171
8. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	47,017,409	2,163,000	2,552,763	51,733,171
9. To approve, with respect to the BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	65,652,698	3,116,097	4,808,317	73,577,112
10. To approve, with respect to the BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	65,446,060	3,221,430	4,949,622	73,617,112
11. To approve, with respect to the BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	8,050,317	255,325	635,059	8,940,701

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Metropolitan Series Fund, Inc.

Shareholder Votes—(Continued)

	For	Against	Abstain	Total
12. To approve, with respect to the BlackRock Legacy Large Cap Growth Portfolio (formerly State Street Research Large Cap Growth Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	25,955,422	1,032,724	2,053,809	29,041,955
13. To approve, with respect to the BlackRock Money Market Portfolio (formerly State Street Research Money Market Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	5,118,585	130,666	347,371	5,596,622

At a Special Meeting of Shareholders of the Met/Putnam Voyager Portfolio held on April 29, 2005, the shareholders voted for the following proposal:

	For	Against	Abstain	Total
1. To approve an Agreement and Plan of Reorganization with respect to the acquisition of Met/Putnam Voyager Portfolio by Jennison Growth Portfolio, each a Portfolio of the Metropolitan Series Fund, Inc.	14,236,536	248,767	655,504	15,140,807

MSF-387

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 37 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) in that Mr. McHaffie is an employee of MetLife, and Mr. Typermass is a former employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Hugh C. McHaffie Metropolitan Life Insurance Company 501 Boylston Street Boston, MA 02116 Age: 47	Director, Chairman of the Board, President and Chief Executive Officer	2003	Senior Vice President, MetLife (since 2000), MetLife Group, Inc. (since 2003); Manager, Chair of the Board of Managers, President and Chief Executive Officer, MetLife Advisers, since 2003; Chairman of the Board (since 2004) and Director (since 2003), Enterprise General Insurance Agency, Inc.; Director (since 2002) and Executive Vice President (since 2003), First MetLife Investors Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors; Director (since 2004) and Senior Vice President (since 1999), NELICO; Director, Cova Corporation (since 2000), General American (since 2004), Omega Reinsurance Corporation (since 2003); Director (since 2005), Travelers Asset Management International Company LLC, Travelers Investment Adviser, Inc.; Director and Chairman (since 2005), CitiStreet Funds, Inc.; Senior Vice President (since 2005), The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company; formerly, Senior Vice President, New England Zenith Fund (“Zenith Fund”)**.	38
Arthur G. Typermass 43 Chestnut Street Garden City, NY 11530 Age: 68	Director	1998	Formerly, Senior Vice-President and Treasurer, MetLife, 1997-1998.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† 226 Harris Drive State College, PA 16801 Age: 68	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38
Linda B. Strumpf Ford Foundation 320 E. 43rd Street New York, NY 10017 Age: 58	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

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Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Michael S. Scott Morton† Massachusetts Institute of Technology (“MIT”) 50 Memorial Drive Cambridge, MA 02138 Age: 68	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38
H. Jesse Arnelle 400 Urbano Drive San Francisco, CA 94127 Age: 72	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38
Nancy Hawthorne 60 Hyslop Road Brookline, MA 02445 Age: 54	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, Zenith Fund**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy)*.	38
John T. Ludes 57 Water Street Marion, MA 02738 Age: 69	Director	2003	Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin Metropolitan Life Insurance Company One MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	38	Interim Chief Compliance Officer	2005	Assistant Vice President, MetLife Group, Inc., since 2003; Assistant Vice President, MetLife, since 2002.
John F. Guthrie, Jr. MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	62	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President, NELICO; Vice President, Met Investors Advisory, LLC, since 2005; Vice President, CitiStreet Funds, Inc., since 2005; formerly, Senior Vice President, Zenith Fund**.
Alan C. Leland MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	53	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer, Met Investors Advisory, LLC, since 2002; Vice President, MetLife Group, Inc., since 2003; Vice President, MetLife; Senior Vice President, NELICO; President, CitiStreet Funds, Inc., since 2005. Assistant Treasurer, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., since 2005.

MSF-389

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Peter Duffy MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	50	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers, since December 1998; Senior Vice President; NELICO; Vice President, MetLife; Vice President, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., since 2005; Treasurer and Chief Financial Officer, Travelers Series Trust, since 2005; Treasurer, Chief Financial Officer and Chief Accounting Officer, CitiStreet Funds, Inc., since 2005; formerly, Vice President and Treasurer, Zenith Fund**.
Thomas M. Lenz MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	47	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers, since 1998; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer, CitiStreet Funds, Inc., since 2005; formerly, Vice President and Secretary, Zenith Fund**.
Thomas C. McDevitt MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	50	Vice President	2002	Vice President, CitiStreet Funds, Inc., since 2005. Formerly, Vice President, Zenith Fund**.
Daphne Thomas-Jones Metropolitan Life Insurance Company One MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	50	Vice President	2000	Assistant Vice President, since 1998; formerly, Director, MetLife.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation (“NES”) are omitted if not materially different.
(3)	The Fund Complex includes the Fund (37 Portfolios) and Met Series Fund II (1 Portfolio).

MSF-390

Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors typically meet once each year, usually in early fall, to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and sub-advisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreement, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Subsequent to the initial approval of an Agreement for a new Portfolio or with a new adviser or Subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and interviews regularly various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the Subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the Subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the Subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the Subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the Subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant Subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the Subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the Subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the Subadvisers.

Following meetings of each Contract Review Committee in October, 2005, at its November 3, 2005 meeting, the Board of Directors approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements (together with the Advisory Agreements, the “Continued Agreements”) for each of the following Portfolios:

Portfolios for which Continuation of Subadvisory Agreements Approved at November 3, 2005 Meeting

Capital Guardian U.S. Equity
Davis Venture Value
FI International Stock
FI Mid Cap Opportunities
FI Value Leaders
Franklin Templeton Small Cap Growth
Harris Oakmark Focused Value
Harris Oakmark Large Cap Value
Jennison Growth
Lehman Brothers Aggregate Bond Index
Loomis Sayles Small Cap
MetLife Mid Cap Stock Index
MetLife Stock Index
MFS Investors Trust
MFS Total Return
Morgan Stanley EAFE Index
Neuberger Berman Mid Cap Value
Russell 2000 Index
T. Rowe Price Large Cap Growth
T. Rowe Price Small Cap Growth

MSF-391

Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant Subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of Subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of Subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the Subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered the portfolio management services of MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio (if any) that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant Subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios for which the Board considered the relevant Subadvisory Agreements, by such Subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to the Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the Subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of

MSF-392

Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

the relevant Portfolios, the expense levels of such Portfolios, and whether the relevant Advisers had implemented breakpoints, Fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps or fee waivers. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant Subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•	the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•	so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through November 30, 2006.

Certain Matters Relating to the Salomon Brothers Strategic Bond Opportunities Portfolio and Salomon Brothers U.S. Government Portfolio. On June 23, 2005, Citigroup Inc., the parent company of SBAM, agreed to sell substantially all of its asset management business, including SBAM, to Legg Mason Inc. (“Legg Mason”). SBAM is the subadviser to the Salomon Brothers Portfolios, and the consummation of the aforementioned transaction would result in a change of control of SBAM and the automatic termination of the Salomon Brothers Portfolios’ subadvisory agreements. In connection with the anticipated change of control of SBAM, the Board approved new subadvisory agreements between MetLife Advisers and SBAM for the Salomon Brothers Portfolios at a special meeting of the Board held on October 6, 2005. In considering the new subadvisory agreements for the Salomon Brothers Portfolios, the Board met with a representative from SBAM and received information regarding the proposed transaction, Legg Mason and its asset management affiliates, and Legg Mason’s plans for SBAM after the closing of the transaction. In approving the new subadvisory agreements, the Board considered the factors described above with respect to the Portfolios, as relevant. In addition to these factors, the Board also considered:

•	that the new subadvisory agreements are substantially similar to the Salomon Brothers Portfolios’ previous subadvisory agreement; and

•	the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the new subadvisory agreements between MetLife Advisers and SBAM for the Salomon Brothers Portfolios.

MSF-393

Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Certain Matters Relating to the MFS Total Return Portfolio. On December 13, 2005, the Board approved the proposed reorganization of the MFS Total Return Portfolio (the “TST Portfolio”) of the TST into the Fund’s MFS Total Return Portfolio (the “Acquiring Portfolio”) (the “MFS Total Return Reorganization”). The TST’s Board of Trustees approved the MFS Total Return Reorganization on behalf of the TST Portfolio at a meeting held on November 10, 2005 and recommended that the MFS Total Return Reorganization be submitted to the TST Portfolio’s shareholders for approval. The Acquiring Portfolio’s shareholders are not required to approve the MFS Total Return Reorganization. If approved by the TST Portfolio’s shareholders, the MFS Total Return Reorganization is expected to close on May 1, 2006.

Massachusetts Financial Services Company (“MFS”), subadviser to both the TST Portfolio and the Acquiring Portfolio, has informed the Fund that it is not willing to subadvise the Acquiring Portfolio at its current subadvisory fee schedule past May 1, 2006. In connection therewith, MFS informed the Fund that, should the MFS Total Return Reorganization be consummated, it would be willing to continue to subadvise the Acquiring Portfolio after May 1, 2006 at the new subadvisory fee rates shown in the table below. At the same time, MetLife Advisers informed the Fund that, should the subadvisory fee schedule for the Acquiring Portfolio be increased as described below, MetLife Advisers would seek an increase in the advisory fee schedule for the Acquiring Portfolio after May 1, 2006 to the levels shown below.

Subadvisory Fee Schedule Prior to May 1, 2006		Subadvisory Fee Schedule Effective May 1, 2006(1)
Annual Percentage Rate	Average Daily Net Asset Value Levels	Annual Percentage Rate	Average Daily Net Asset Value Levels
0.25%	First $50 million	0.35%	First $250 million
0.20%	Over $50 million	0.30%	Next $1 billion
		0.25%	Next $250 million
		0.20%	Over $1.5 billion

Advisory Fee Schedule Prior to May 1, 2006		Advisory Fee Schedule Effective May 1, 2006(2)
Annual Percentage Rate	Average Daily Net Asset Value Levels	Annual Percentage Rate	Average Daily Net Asset Value Levels
0.50%	All Assets	0.60%	First $250 million
		0.55%	Next $500 million
		0.50%	Over $750 million

(1) Subject to consummation of the MFS Total Return Reorganization.

(2) Subject to consummation of the MFS Total Return Reorganization and shareholder approval of the advisory fee increase.

In order to retain MFS as subadviser to the Acquiring Portfolio, at meetings held on November 3, 2005 and February 1, 2006, the Board approved the subadvisory fee increase and, subject to the approval of shareholders of the Acquiring Portfolio, the advisory fee increase, for the Acquiring Portfolio, as described above. The subadvisory and advisory fee increases are contingent on the consummation of the MFS Total Return Reorganization. On or about April 28, 2006, the shareholders of the Acquiring Portfolio will consider the approval of a proposed amendment to the Advisory Agreement between the Fund, on behalf the Acquiring Portfolio, and MetLife Advisers providing for the increase in advisory fee. If the amendment is approved by shareholders and the MFS Total Return Reorganization is consummated, the new advisory and subadvisory fee rates will take effect May 1, 2006.

In approving amended advisory and subadvisory agreements for the Acquiring Portfolio, which include the increased advisory and subadvisory fee schedules and under which MetLife Advisers and MFS would continue to act as adviser and subadviser to the Acquiring Portfolio, the Board considered the factors described above with respect to the Portfolios, as relevant. In addition to these factors, the Board also considered:

•	That, in order to retain MFS as subadviser to the Acquiring Portfolio following the consummation of the MFS Total Return Reorganization, the subadvisory fee increase was necessary and that, in order to avoid penalizing MetLife Advisers for such increase, the advisory fee should be adjusted as described above;

•	That the advisory and subadvisory fee schedules under the Acquiring Portfolio’s current advisory and subadvisory agreements are below market levels;

•	That, following the MFS Total Return Reorganization, total expenses for the Acquiring Portfolio are expected to decrease by a greater amount than the advisory fee increase under the amended advisory agreement, though no assurances can be given that any such expense decrease will in fact be realized; and

MSF-394

Metropolitan Series Fund, Inc.

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

•	That, other than the fee schedule changes, the amended advisory and subadvisory agreements are substantially similar to the Acquiring Portfolio’s current advisory and subadvisory agreements.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve (i) the amended subadvisory agreement with respect to the Acquiring Portfolio, to take effect May 1, 2006, subject to consummation of the MFS Total Return Reorganization, and (ii) the amended advisory agreement with respect to the Acquiring Portfolio, to take effect May 1, 2006, subject to approval by shareholders of the Acquiring Portfolio and consummation of the MFS Total Return Reorganization.

MSF-395

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2005 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-396

Item 2. Code of Ethics.

As of December 31, 2005, the registrant has adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Steve A. Garban, John T. Ludes and Linda B. Strumpf are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit - Related Fees	Tax Fees	All Other Fees
2004	$660,970	$57,000	$66,971	$0
2005	$718,900	$41,000	$77,900	$0

Audit-Related Fees represent fees for services rendered to the registrant (i) for security valuation testing in connection with the registrant’s semi-annual report for the periods ended June 30, 2004 and June 30, 2005, respectively; and (ii) related to reorganizations involving certain portfolios of the registrant (in the case of (ii), such fees were paid by the registrant’s investment adviser).

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2004	$9,845,411
2005	$12,450,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

	(2)	Certifications required by Rule 30a-2(a) under the Act.

	(3)	Not applicable.

(b)		Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Hugh C. McHaffie
Name:	Hugh C. McHaffie
Title:	President
Date:	February 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh C. McHaffie
Name:	Hugh C. McHaffie
Title:	President
Date:	February 23, 2006

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	February 23, 2006

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act